UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08629

HARTFORD SERIES FUND, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 – December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
HARTFORD SERIES FUND, INC.
HARTFORD HLS SERIES FUND II, INC.
Annual Report December 31, 2009 • Manager Discussions • Financials

Hartford Series Fund, Inc.

Hartford HLS Series Fund II, Inc.

Manager Discussions (Unaudited)	2
Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Financial Statements:
Schedule of Investments as of December 31, 2009:
Hartford Advisers HLS Fund	60
Hartford Capital Appreciation HLS Fund	66
Hartford Disciplined Equity HLS Fund	72
Hartford Dividend and Growth HLS Fund	75
Hartford Equity Income HLS Fund	78
Hartford Fundamental Growth HLS Fund	80
Hartford Global Advisers HLS Fund	82
Hartford Global Equity HLS Fund	90
Hartford Global Growth HLS Fund	98
Hartford Global Health HLS Fund	101
Hartford Growth HLS Fund	103
Hartford Growth Opportunities HLS Fund	105
Hartford High Yield HLS Fund	108
Hartford Index HLS Fund	114
Hartford International Growth HLS Fund	120
Hartford International Opportunities HLS Fund	124
Hartford International Small Company HLS Fund	128
Hartford MidCap HLS Fund	131
Hartford MidCap Growth HLS Fund	134
Hartford MidCap Value HLS Fund	137
Hartford Money Market HLS Fund	140
Hartford Small Company HLS Fund	144
Hartford SmallCap Growth HLS Fund	150
Hartford SmallCap Value HLS Fund	156
Hartford Stock HLS Fund	163
Hartford Total Return Bond HLS Fund	166
Hartford U.S. Government Securities HLS Fund	177
Hartford Value HLS Fund	182
Hartford Value Opportunities HLS Fund	184
Statements of Assets and Liabilities as of December 31, 2009	188
Statements of Operations for the Year Ended December 31, 2009	194
Statements of Changes in Net Assets for the Years Ended December 31, 2009 and December 31, 2008	200
Notes to Financial Statements	210
Financial Highlights	238
Report of Independent Registered Public Accounting Firm	246
Directors and Officers (Unaudited)	247
How to Obtain a Copy of the Funds’ Proxy Voting Policies and Proxy Voting Records (Unaudited)	249
Quarterly Portfolio Holdings Information (Unaudited)	249
Shareholder Meeting Results (Unaudited)	250
Expense Example (Unaudited)	251
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	254

This report is prepared for the general information of contract owners and qualified retirement plan participants. It is not an offer of contracts or of qualified retirement plans. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadvisers and portfolio management team through the end of the period and are subject to change based on market and other conditions.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks maximum long-term total return.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Barclays Capital Government/Credit Bond Index is an unmanaged, market value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Advisers IA	30.29%	2.43%	1.24%
Advisers IB	29.96%	2.17%	1.00%
Barclays Capital Government/
Credit Bond Index	4.52%	4.71%	6.34%
S&P 500 Index	26.45%	0.41%	-0.95%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA	Christopher L. Gootkind, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President	Vice President

How did the Fund perform?

The Class IA shares of the Hartford Advisers HLS Fund returned 30.29% for the twelve-month period ended December 31, 2009, versus the returns of 26.45% for the S&P 500 Index and 4.52% for the Barclays Capital Government/Credit Bond Index. The Fund outperformed the 24.27% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth VP-UF Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Broad U.S. equity markets rose during the period, but the overall results mask two significantly different market environments. From the beginning of January through early March, stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through December, stocks rallied as investors shook off fears created by the volatility in the markets earlier in the period, interpreting a slowdown in the pace of economic decline as a sign that a bottoming process for the global economy had begun and reacting positively to the responsiveness of many companies in trimming cost structures and realigning operations to meet a softer demand outlook.

Equity markets as measured by the S&P 500 Index returned 26.45% during the period. Information Technology (+62%), Materials (+48%), and Consumer Discretionary (+41%) posted the largest gains while Telecommunication Services (+9%), Utilities (+12%), and Energy (+14%) gained the least. The bond market, as measured by the Barclays Capital Government/Credit Index, returned 4.52% during the period. All risk segments of the fixed income market outperformed duration-equivalent Treasuries for the period.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion and the fixed income portions of the Fund both outperformed their respective benchmarks. Asset allocation also contributed positively to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results as the Fund was generally overweight (i.e. the Fund’s sector position was greater than the benchmark position) equities relative to the benchmark.

Equity outperformance versus the benchmark was driven by security selection, which was strongest in Financials, Energy, and Health Care. This was partially offset by weaker selection in Telecommunication Services and Utilities. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also contributed to relative performance due to overweight exposures to Information Technology and Consumer Discretionary and an underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Utilities.

Top contributors to relative performance of the equity portion of the Fund during the period were Goldman Sachs (Financials), Schering-Plough (Health Care), and Petrol Brasileiros (Energy). Shares of Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company was exploring ways to pay back its government TARP loans sooner than expected. Schering-Plough’s share price jumped after receiving a takeout offer by Merck. Brazil-based oil and gas exploration and production company Petrol Brasileiros reported solid results aided by reduced exploration and production lifting costs and strong refining and downstream earnings, driving shares higher. The Fund’s holdings in Apple (Information Technology) and Cisco (Information Technology) also contributed positively to the Fund’s returns on an absolute (i.e. total return) basis.

Stocks that detracted the most from relative returns during the period were Shionogi (Health Care), IBM (Information Technology), and Comcast (Consumer Discretionary). Japan-based pharmaceutical company Shionogi's third quarter domestic product sales were weaker than expected and its royalty income from international Crestor sales suffered due to the appreciating Yen. The combination of these two events forced Shionogi to lower its full year earnings outlook, driving its stock price downward. IBM reported better than expected earnings, driving the company’s share price higher. Not owning the benchmark-component stock IBM negatively impacted relative performance. Shares of U.S. cable company Comcast declined following rumors of its intent to acquire NBC Universal, although the stock recovered somewhat later in the period after the actual deal terms were announced. However, continued weakness in new home construction, weak employment, and concerns surrounding video bypass of cable continued to weigh on the stock’s valuation and caused it to lag the overall market. General Electric (Industrials), Exxon Mobil (Energy), and Wells Fargo (Financials) also detracted from absolute returns.

The fixed income portion of the Fund outperformed its benchmark during the period. The Fund’s allocations to agency mortgage-backed securities (MBS), non-agency MBS, and consumer asset-backed securities (ABS), an overweight to the corporate bond sector, and security selection within the corporate bond sector were all additive to relative results. Modestly detracting from performance was the Fund’s allocation to commercial mortgage-backed securities (CMBS) early in the year. In February and March we exited the Fund’s remaining CMBS positions. Continued support from the Federal Reserve’s purchase program led to the outperformance of agency MBS. Non-agency MBS also outperformed with the launch of the Treasury’s Public Private Investment Fund for MBS and improved liquidity conditions. Consumer ABS, including credit card and auto deals, benefitted from improving economic conditions and positive developments in consumer fundamentals. In addition TALF (Term Asset-Backed Securities Loan Facility) -related demand for the sector remained robust through year end. While the banks were virtually closed for lending, the corporate bond market was alive and vibrant. An overweight to corporate bonds was also additive. Corporate bonds posted strong performance for the year as positive earnings surprises and unabated demand drove spreads tighter (i.e. short and long term interest rates moving closer together) for the sector. Notably, the Fund was positioned with an overweight to corporate debt issued by Financials, including Banks, Insurance Companies, and REITS. Further improvements in capital markets and liquidity, increasing availability of capital, and the repayment of government aid by select issuers all led to the outperformance of financial issuers in 2009.

What is the outlook?

It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all done with an eye towards thawing credit markets and placing a floor on the house price declines and a ceiling on housing inventory. These moves should continue to help mitigate some of the negative economic pressures, and while the outlook remains uncertain, the strong equity market performance since March lows shows investors are anticipating a recovery.

In the midst of this uncertainty we continue to focus our efforts in the equity portion of the Fund on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Health Care, Information Technology, and Industrials. The equity portions of the Fund’s largest underweights relative to the S&P 500 were in Telecommunication Services, Materials, and Utilities.

From a fixed income perspective, government intervention has reduced systemic risk and we believe that the recovery will be stronger than markets anticipate. Sluggish residential and commercial real estate markets, however, remain key headwinds. We believe that the Federal Reserve will keep the policy rate low and that Treasury yields will remain range bound in the near term. As a result we are tactically managing the Fund’s duration (i.e. sensitivity to changes in interest rates) around neutral. We continue to have a constructive view on risk assets as fundamentals have improved and valuations remain attractive from a historic perspective.

The fixed income portion of the Fund ended the period positioned with an underweight to the government sector, as we believe that nominal Treasury and Agency valuations are not attractive and face the headwind of relentless supply. Within the credit sector, we continue to find valuations compelling. We ended the period with an overweight posture to corporate credits, favoring financial issuers, as corporate profitability is improving and technical demand trends for the sector remain positive. Agency pass-through spreads over Treasuries are narrow, however we continue to find value in select higher coupon pass-throughs given our benign outlook for prepayment risk. We maintain a small allocation to specified pool higher coupon agency mortgages for income and liquidity purposes. Lastly, we believe that fundamentals for consumer ABS are stabilizing and held exposure to the senior tranches of auto and credit card-backed deals.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of December 31, 2009, the Fund’s equity exposure was at 67% compared to 60% in its benchmark and at the upper end of the Fund’s 50-70% range.

At a meeting held on August 5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of Hartford Global Advisers HLS Fund (“Global Advisers HLS”), a series of the Company, into Hartford Advisers HLS Fund (“Advisers HLS”), another series of the Company (“Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about March 19, 2010, or on such a date as the officers of the Company determine.

Diversification by Security Type
as of December 31, 2009

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	0.9%
Common Stocks	65.6
Corporate Bonds: Investment Grade	13.4
Municipal Bonds	0.8
Preferred Stocks	1.8
U.S. Government Agencies	0.5
U.S. Government Securities	13.8
Warrants	0.0
Short-Term Investments	3.1
Other Assets and Liabilities	0.1
Total	100.0%

Diversification by Industry
as of December 31, 2009
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer
Discretionary)	1.0%
Banks (Financials)	2.7
Capital Goods (Industrials)	5.9
Diversified Financials (Financials)	7.2
Energy (Energy)	7.8
Food & Staples Retailing (Consumer Staples)	1.7
Food, Beverage & Tobacco (Consumer
Staples)	4.2
Health Care Equipment & Services (Health
Care)	3.6
Insurance (Financials)	1.3
Materials (Materials)	0.5
Media (Consumer Discretionary)	1.6
Pharmaceuticals, Biotechnology & Life
Sciences (Health Care)	7.3
Retailing (Consumer Discretionary)	4.0
Semiconductors & Semiconductor Equipment
(Information Technology)	1.9
Software & Service (Information Technology)	6.1
Technology Hardware & Equipment
(Information Technology)	7.4
Transportation (Industrials)	2.6
Utilities (Utilities)	0.6
Fixed Income Securities
Air Transportation (Transportation)	0.4
Arts, Entertainment and Recreation (Services)	0.0
Beverage and Tobacco Product Manufacturing
(Consumer Staples)	0.1
Computer and Electronic Product
Manufacturing (Technology)	0.1
Electrical Equipment, Appliance
Manufacturing (Technology)	0.2
Finance and Insurance (Finance)	9.6
General Obligations (General Obligations)	0.3
Health Care and Social Assistance (Health
Care)	0.5
Higher Education (Univ., Dorms, etc.) (Higher
Education (Univ., Dorms, etc.))	0.2
Housing (HFA'S, etc.) (Housing (HFA'S, etc.))	0.0
Information (Technology)	1.1
Machinery Manufacturing (Capital Goods)	0.2
Motor Vehicle & Parts Manufacturing
(Consumer Cyclical)	0.2
Petroleum and Coal Products Manufacturing
(Energy)	0.3
Pipeline Transportation (Utilities)	0.1
Real Estate and Rental and Leasing (Finance)	0.2
Remic - Pac's (U.S. Government Agencies)	0.0
Retail Trade (Consumer Cyclical)	0.1
Soap, Cleaning Compound and Toilet
Manufacturing (Consumer Staples)	0.3
Tax Allocation (Tax Allocation)	0.1
Tennessee Valley Authority (U.S. Government
Securities)	2.9
Transportation (Transportation)	0.2
U.S. Government Agencies (U.S. Government
Agencies)	0.5
U.S. Government Securities (U.S. Government
Securities)	10.9
Utilities (Utilities)	0.9
Short-Term Investments	3.1
Other Assets and Liabilities	0.1
Total	100.0%

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks growth of capital.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Capital Appreciation IA	45.67%	4.52%	6.02%
Capital Appreciation IB	45.30%	4.26%	5.77%
Russell 3000 Index	28.34%	0.76%	-0.21%
S&P 500 Index	26.45%	0.41%	-0.95%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Saul J. Pannell, CFA	Mario E. Abularach, CFA, CMT	Jeffrey L. Kripke	David W. Palmer, CFA
Senior Vice President, Partner	Vice President	Vice President	Vice President
Nicolas M. Choumenkovitch	Peter I. Higgins, CFA	Paul E. Marrkand, CFA	Donald J. Kilbride
Senior Vice President	Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford Capital Appreciation HLS Fund returned 45.67% for the twelve-month period ended December 31, 2009, versus the returns of 26.45% for the S&P 500 Index and 28.34% for the Russell 3000 Index. The Fund outperformed the 31.30% return of the average fund in the Lipper Multi-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Broad U.S. equity markets rose during the period, but this overall performance masks two significantly different market environments. From the end of 2008 through early March, stocks fell sharply reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through December, stocks rallied as investors came to believe that a Depression-like scenario was less likely. Equity markets, as measured by the Russell 3000 Index, returned 28.34% during the period, with all sectors within the index posting double digit returns. Information Technology (62%), Materials (53%) and Consumer Discretionary (48%) sectors posted the largest gains. Utilities (13%) and Telecommunication Services (13%) sectors lagged on a relative (i.e. performance of the Fund as measured against the benchmark) basis.

The Fund outperformed its benchmark primarily due to stock selection. Selection was strongest in the Energy, Financials and Consumer Discretionary sectors, and weakest in the Telecommunication Services and Utilities sectors. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, also aided relative performance, largely due to underweight (i.e. the

Fund’s sector position was less than the benchmark position) positions in the Consumer Staples and Utilities sectors.

Ford (Consumer Discretionary), Exxon Mobil (Energy) and Goldman Sachs (Financials) were among the top contributors to relative returns. Shares of automobile and truck manufacturer Ford rose as the company released solidly profitable, better than expected results in both auto and finance operations, aided by higher volumes, better price/mix, and cost reduction actions. Large diversified energy company Exxon Mobil’s lower leverage to rising energy prices, large refining exposure and disappointing quarterly earnings report weighed on the stock. Our underweight relative to the benchmark contributed positively to relative results. Shares of investment bank and bank holding company Goldman Sachs moved higher as investors were attracted to the firm’s relatively clean balance sheet and improved competitive positioning within the investment banking industry. Investors were also pleased by the company’s repayment of TARP funds. Health care company Schering-Plough was also a top contributor to absolute (i.e. total return) returns.

The largest detractors from relative returns were ACE (Financials), Apple (Information Technology) and Raytheon (Industrials). ACE, a global property and casualty insurance company, saw its shares trade lower on concerns about the pricing cycle. Consumer electronics company Apple performed well during the period despite slowing consumer trends. We initiated a position during the period, but not holding the benchmark component stock throughout the entire period detracted from relative performance. Massachusetts-based defense contractor Raytheon underperformed as investors feared that President Obama's budget proposal would negatively impact defense spending and would include sharp cuts to defense contractors. Industrial and financial conglomerate General Electric and diversified financial company Citigroup were also top detractors from absolute results.

What is the outlook?

It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all taken with an eye towards thawing credit markets and placing a floor on the house price declines and a ceiling on housing inventory. These moves will continue to help mitigate some of the negative economic pressures, and while the outlook remains uncertain, the strong equity market performance since the March lows shows investors are anticipating a recovery.

In this environment we continue to focus our efforts on stock-by-stock fundamental research. At the end of the period, the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Health Care, Consumer Discretionary and Information Technology sectors, and most underweight Consumer Staples, Utilities and Telecommunication Services sectors. The Fund’s largest absolute sector weights were in the Information Technology, Health Care and Financials sectors.

As of December 31, 2009, Team 1 (Saul Pannell and Frank Catrickes) managed approximately 51% of the Fund’s net assets.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer
Discretionary)	4.3%
Banks (Financials)	5.0
Capital Goods (Industrials)	6.6
Commercial & Professional Services
(Industrials)	0.4
Consumer Durables & Apparel (Consumer
Discretionary)	2.2
Consumer Services (Consumer Discretionary)	1.2
Diversified Financials (Financials)	5.7
Energy (Energy)	9.2
Food & Staples Retailing (Consumer Staples)	1.7
Food, Beverage & Tobacco (Consumer
Staples)	1.5
Health Care Equipment & Services (Health
Care)	7.1
Household & Personal Products (Consumer
Staples)	0.5
Insurance (Financials)	4.5
Materials (Materials)	5.9
Media (Consumer Discretionary)	1.8
Pharmaceuticals, Biotechnology & Life
Sciences (Health Care)	10.2
Real Estate (Financials)	0.6
Retailing (Consumer Discretionary)	4.7
Semiconductors & Semiconductor Equipment
(Information Technology)	2.5
Software & Service (Information Technology)	8.5
Technology Hardware & Equipment
(Information Technology)	11.2
Telecommunication Services (Services)	1.0
Transportation (Industrials)	2.2
Utilities (Utilities)	0.4
Fixed Income Securities
Finance and Insurance (Finance)	0.2
Short-Term Investments	1.0
Other Assets and Liabilities	(0.1)
Total	100.0%

Hartford Disciplined Equity HLS Fund inception 5/29/1998
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks growth of capital.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Disciplined Equity IA	25.65%	0.46%	-0.67%
Disciplined Equity IB	25.33%	0.21%	-0.91%
S&P 500 Index	26.45%	0.41%	-0.95%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
James A. Rullo, CFA	Mammen Chally, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?

The Class IA shares of the Hartford Disciplined Equity HLS Fund returned 25.65% for the twelve-month period ended December 31, 2009, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 26.45% for the same period. The Fund underperformed the 27.98% return of the average fund in the Lipper Large-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The period was marked by two drastically separate episodes. The first was a freefall of global equity markets from January through mid-March. This was characterized by uncertainty over the U.S. government stimulus package, tight global credit and liquidity conditions, a collapse of global industrial production, and sharp increases in unemployment. Beginning in March, global equity markets rallied sharply as investors showed increased appetite for risk and reacted positively to nascent signs of a bottoming in the fortunes of the financial industry, coupled with aggressive intervention by the Fed in the capital markets and better than expected corporate profits due to cost cutting. Signs of economic stabilization overshadowed concerns about high unemployment and weak home prices.

All ten of the broad economic sectors in the S&P 500 rose, though the strength varied greatly by sector. Information Technology (+62%), Materials (+48%), and Consumer Discretionary (+41%) performed well during the period. Telecommunication Services (+9%), Utilities (+12%), and Energy (+14%) rose the least.

The Fund underperformed the benchmark due to a combination of weak stock selection in the Information Technology, Utilities and Industrials sectors and our sector position, which is a fallout of the bottom up (i.e. stock by stock fundamental research) stock selection process. In particular, our above-benchmark allocation to the Utilities and Health Care sectors, and an underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to the Materials sector, hurt relative (i.e. performance of the Fund as measured against the benchmark) performance. This more than offset strong stock selection in the Energy and Financials sectors.

The largest detractors from performance relative to the benchmark were Apollo Group (Consumer Discretionary), Eli Lilly (Health Care) and Lockheed Martin (Industrials). For-profit education provider Apollo Group, which operates the University of Phoenix among other institutions, saw share price weakness after the firm announced an informal SEC investigation into its revenue recognition practices. We continue to hold the stock as we expect the investigation will not result in any drastic changes to revenue recognition. Eli Lilly’s shares came under pressure on concerns about the impact of future patent expirations on the company's long-term growth, as well as near-term pressures due to a slower ramp up of anti-clotting agent Effient. Lockheed Martin’s shares underperformed due to concerns of the impact of potential Department of Defense spending cuts. Other detractors from absolute (i.e. total return) performance included General Mills (Consumer Staples) and McKesson (Health Care).

The largest contributors to relative performance were Exxon Mobil (Energy), Wells Fargo (Financials) and General Electric (Industrials). Not owning benchmark component Exxon Mobil for most of the period helped relative performance as the company's lower leverage to rising energy prices and large refining exposure weighed on the stock. In a difficult period for financial services stocks, shares of U.S. bank Wells Fargo performed relatively better than those of many other U.S. banks as the company benefited from industry consolidation and a “flight to quality.” Not owning benchmark name General Electric also helped relative performance as the shares struggled early in the period due to concerns surrounding GE Capital's liquidity position and potential losses. Our positions in Apple (Information Technology) and Microsoft (Information Technology) were other top contributors to absolute performance.

What is the outlook?

It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all taken with an eye towards thawing credit markets and placing a floor on the house price declines and a ceiling on housing inventory. These moves should continue to help mitigate some of the negative economic pressures, and while the outlook remains uncertain, the strong equity market performance since the March lows show investors are anticipating a recovery.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Health Care, Utilities and Information Technology sectors and most underweight the Consumer Staples, Materials and Energy sectors relative to the S&P 500 Index, the Fund’s benchmark.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	1.3%
Banks (Financials)	4.7
Capital Goods (Industrials)	7.7
Commercial & Professional Services (Industrials)	0.8
Consumer Durables & Apparel (Consumer
Discretionary)	0.5
Consumer Services (Consumer Discretionary)	1.4
Diversified Financials (Financials)	4.2
Energy (Energy)	9.7
Food & Staples Retailing (Consumer Staples)	0.7
Food, Beverage & Tobacco (Consumer Staples)	6.8
Health Care Equipment & Services (Health Care)	5.1
Insurance (Financials)	5.2
Materials (Materials)	0.8
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	12.6
Real Estate (Financials)	0.9
Retailing (Consumer Discretionary)	6.3
Semiconductors & Semiconductor Equipment
(Information Technology)	3.4
Software & Service (Information Technology)	10.3
Technology Hardware & Equipment (Information
Technology)	7.9
Telecommunication Services (Services)	2.1
Utilities (Utilities)	5.7
Short-Term Investments	1.4
Other Assets and Liabilities	0.5
Total	100.0%

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks a high level of current income consistent with growth of capital.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Dividend and Growth IA	24.68%	3.07%	4.24%
Dividend and Growth IB	24.36%	2.81%	3.99%
Russell 1000 Value Index	19.69%	-0.25%	2.47%
S&P 500 Index	26.45%	0.41%	-0.95%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Manager
Edward P. Bousa, CFA
Senior Vice President, Partner

How did the Fund perform?

The Class IA shares of the Hartford Dividend and Growth HLS Fund returned 24.68% for the twelve-month period ended December 31, 2009, versus the returns of 26.45% for the S&P 500 Index and 19.69% for the Russell 1000 Value Index. The Fund outperformed the 23.06% return of the average fund in the Lipper Equity Income VA-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Broad U.S. equity markets rose during the period, but this overall increase masks two significantly different market environments. From the beginning of January through early March, stocks fell sharply reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of December, stocks rallied as investors came to believe that a Depression-like scenario was less likely.

Overall equity market performance was positive for the period across all market capitalizations: large cap equities (+26%), mid caps (+37%) and small caps (+27%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 indices respectively. During the twelvemonth period, all ten sectors within the S&P 500 Index posted positive returns, led by Information Technology (+62%), Materials (+48%) and Consumer Discretionary (+41%). Telecommunication Services (+9%), Utilities (+12%) and Energy (+14%) lagged on a relative (i.e. performance of the Fund as measured against the benchmark) basis.

The Fund’s underperformance relative to the S&P 500 Index was due to sector allocation. Specifically, our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to the strong-performing Information Technology and Consumer Discretionary sectors and our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in the weaker performing Energy sector, detracted from relative performance. Stock selection was strongest in the Health Care, Energy, and Materials sectors, more than offsetting weaker stock selection in the Information Technology and Telecommunication Services sectors.

Detractors from benchmark-relative performance included Apple (Information Technology), Google (Information Technology), Eli Lilly (Health Care) and AT&T (Telecommunication Services). Shares of Consumer electronics company Apple and internet search engine provider Google performed well during the period despite slowing consumer trends. The Fund did not hold shares in either benchmark component which hurt relative performance. Shares of major U.S. pharmaceutical company Eli Lilly declined during the period amid concerns about the impact of future patent expirations on the company’s long-term growth. The company’s share price was also negatively impacted by near-term pressures from a slower ramp-up of the company’s anti-clotting agent, Effient. Shares of AT&T underperformed the broad market as it faced tougher competition in wireless and as the market shifted away from defensive sectors toward cyclical sectors in anticipation of economic recovery. Capital One (Financials), Exxon Mobil (Energy) and Bank of America (Financials) were among the top detractors from absolute (i.e. total return) performance.

The Fund’s top contributors to benchmark-relative performance during the period were Exxon Mobil (Energy), Schering-Plough (Health Care) and International Paper (Materials). Our underweight position in benchmark component Exxon Mobil contributed to relative performance as shares of this global integrated oil company fell in response to declining oil prices amid economic weakness. Pharmaceutical company Schering-Plough benefited from a takeout offer by Merck, driving the share price higher. Shares of paper and containerboard producer International Paper rose as the company reported better than expected EPS and cash flow generation. The company also benefited from rational pricing in the industry. IBM (Information Technology) and Anadarko Petroleum (Energy) were top among the contributors to absolute performance.

What is the outlook?

The market’s sharp rally off its March lows has narrowed or eliminated many previously-attractive disparities between market price and our assessment of fair value. The strength of the rally suggests that investors are pricing in not just the removal of the worst-case scenario, but a robust economic recovery. While recent economic releases point to an improvement from the dire outlook of early 2009, the U.S. economy is by no means out of the woods. Consumer and corporate debt levels remain high, unemployment persists near 10%, and the government’s unprecedented monetary and fiscal stimulus has raised the specter of inflation down the road.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights relative to the benchmark were to the Energy, Health Care and Industrials sectors, while we remain underweight the Information Technology, Consumer Discretionary and Consumer Staples sectors. We believe the Energy sector remains attractive based upon restricted supply at lower prices and a possible global economic rebound. Health Care remains an attractive sector as the government reform of health care appears to be less severe on the companies than previously feared. We believe the Consumer Staples sector is relatively less attractive as we continue to find opportunities with better risk/reward in other sectors.

Diversification by Industry
as of December 31, 2009
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	0.5%
Banks (Financials)	4.4
Capital Goods (Industrials)	9.5
Commercial & Professional Services (Industrials)	1.1
Diversified Financials (Financials)	6.4
Energy (Energy)	15.6
Food & Staples Retailing (Consumer Staples)	2.3
Food, Beverage & Tobacco (Consumer Staples)	4.4
Health Care Equipment & Services (Health Care)	3.8
Household & Personal Products (Consumer Staples)	2.1
Insurance (Financials)	4.7
Materials (Materials)	3.3
Media (Consumer Discretionary)	2.7
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	11.2
Retailing (Consumer Discretionary)	3.0
Semiconductors & Semiconductor Equipment
(Information Technology)	1.3
Software & Service (Information Technology)	3.6
Technology Hardware & Equipment (Information
Technology)	5.7
Telecommunication Services (Services)	4.0
Transportation (Industrials)	2.0
Utilities (Utilities)	5.2
Short-Term Investments	2.1
Other Assets and Liabilities	1.1
Total	100.0%

Hartford Equity Income HLS Fund inception 10/31/2003
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks a high level of current income consistent with growth of capital.

Performance Overview (1) 10/31/03 - 12/31/09
Growth of $10,000 investment

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)
	1	5	Since
	Year	Year	Inception
Equity Income IA	17.66%	2.56%	4.82%
Equity Income IB	17.37%	2.31%	4.55%
Russell 1000 Value Index	19.69%	-0.25%	3.52%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
W. Michael Reckmeyer, III, CFA	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Vice President

How did the Fund perform?

The Class IA shares of the Hartford Equity Income HLS Fund returned 17.66% for the twelve-month period ended December 31, 2009, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 19.69% for the same period. The Fund underperformed the 23.06% return of the average fund in the Lipper Equity Income VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

After a tumultuous start, U.S. equities finished 2009 near their highs for the year. Throughout the year, extraordinary government measures helped to stabilize global economies and markets, and as the year progressed, low interest rates, better than expected corporate earnings, and improving economic data provided a favorable backdrop for equities. During the period, Growth stocks, as measured by the Russell 1000 Growth Index (37.2%), outpaced value, as measured by the Russell 1000 Value Index (19.7%) for the year. Large cap stocks, as measured by the S&P 500 Index (26.5%), lagged smaller cap stocks, as measured by the Russell 2000 Index (27.2%).

All ten sectors within the Russell 1000 Value Index posted strong positive returns. Materials, Information Technology and Consumer Discretionary were the top performers, while the Telecommunication Services and Energy sectors lagged, on a relative (i.e. performance of the Fund as measured against the benchmark) basis.

The Fund underperformed its benchmark due to weak stock selection, particularly within the Consumer Discretionary, Financials and Materials sectors. Sector allocation, a fall-out of the bottom-up (i.e. stock by stock fundamental research) stock selection process, was slightly positive led by the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Information Technology sector.

Among the top detractors from benchmark-relative returns were ACE (Financials), Ford Motor (Consumer Discretionary) and Wells Fargo (Financials). Shares of global insurer ACE declined due to investors’ concerns over weakness in the property and casualty pricing cycle. We did not own benchmark component Ford Motor Company whose shares rallied as the company benefited from cost cutting, improved margins and higher volumes. This hurt benchmark-relative returns. Shares of Wells Fargo declined as the company raised capital to exit the TARP program. Top absolute detractors for the period included U.S. Bancorp

(Financials), General Electric (Industrials) and Bank of America (Financials).

Microsoft (Information Technology), Citigroup (Financials) and Exxon Mobil (Energy) were among the top contributors to benchmark-relative returns. Shares of global technology giant Microsoft gained on expectations of a strong software product cycle, and cost cutting discipline. We did not own the downward-trending shares of Citigroup during the period, which benefited relative results as the company is a significant benchmark holding. Our below-benchmark weight in global integrated oil company Exxon Mobil helped performance as shares of the stock declined during the period due to the company’s defensive characteristics. Top absolute contributors for the period included Goldman Sachs (Financials) and JPMorgan Chase (Financials).

What is the outlook?

We believe the market’s continued rally off its March lows has narrowed or eliminated many previously-attractive disparities between market price and our assessment of fair value. The strength of the rally suggests that investors expect strong economic growth in 2010. While recent economic releases do indicate the potential for a synchronized global economic recovery, the global economy is by no means out of the woods as long-term problems persist. In the U.S., consumer debt levels remain high, unemployment persists near 10%, and the government’s unprecedented monetary and fiscal stimulus, while helping to stabilize the financial system, has raised the specter of inflation down the road.

In this environment we continue to apply our time-tested philosophy focused on building a portfolio in which growth and the dividend yield are better than the market and valuations are lower than the market. Based on bottom-up stock decisions, we ended the period most overweight the Consumer Staples, Industrials, and Information Technology sectors, relative to the benchmark. Our largest underweights were in the Energy, Telecommunications Services and Materials sectors, relative to the benchmark.

At a meeting held on August 5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of a series of the Company, Hartford Equity Income HLS Fund, into another series of the Company, Hartford Value HLS Fund (“Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about March 19, 2010, or on such a date as the officers of the Company determine.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	6.3%
Capital Goods (Industrials)	10.5
Commercial & Professional Services (Industrials)	3.1
Consumer Durables & Apparel (Consumer
Discretionary)	1.7
Consumer Services (Consumer Discretionary)	1.5
Diversified Financials (Financials)	8.9
Energy (Energy)	15.8
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer Staples)	7.2
Household & Personal Products (Consumer Staples)	1.8
Insurance (Financials)	7.2
Materials (Materials)	2.1
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	9.8
Retailing (Consumer Discretionary)	5.7
Semiconductors & Semiconductor Equipment
(Information Technology)	4.0
Software & Service (Information Technology)	2.9
Telecommunication Services (Services)	3.2
Utilities (Utilities)	6.3
Short-Term Investments	1.0
Other Assets and Liabilities	0.1
Total	100.0%

Hartford Fundamental Growth HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks long-term capital appreciation.

Performance Overview (1) 4/30/01 - 12/31/09
Growth of $10,000 investment

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	Since
	Year	Year	Inception
Fundamental Growth IA	42.48%	3.05%	2.18%
Fundamental Growth IB	42.13%	2.79%	1.94%
Russell 1000 Growth Index	37.21%	1.63%	-0.43%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President, Partner

How did the Fund perform?

The Class IA shares of the Hartford Fundamental Growth HLS Fund returned 42.48% for the twelve-month period ended December 31, 2009, outperforming the Fund’s benchmark, the Russell 1000 Growth Index, which returned 37.21% for the same period. The Fund also outperformed the 37.97% return of the average fund in the Lipper Large Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

After posting steep losses in 2008 and the first part of 2009 amid increasing signs of a deeper and more protracted recession, U.S. equities staged a sharp rebound beginning in March 2009 as favorable news flow from a few large financial institutions signaled to investors that the troubled Financials sector might be starting to stabilize. Adding fuel to the recovery was the U.S. Treasury Department’s plan to clean up bank balance sheets.

In this environment, mid-cap stocks (+37%) outperformed small (+27%) and large cap stocks (+26%), as measured by the S&P MidCap 400, Russell 2000 and S&P 500 indices, respectively. Growth stocks (+37%) significantly outperformed value stocks (+20%), as measured by the Russell 1000 Growth and Russell 1000 Value indices, respectively. Within the Russell 1000 Growth Index, all ten of the broad economic sectors posted positive returns. Information Technology (+62%), Materials (+43%), and Consumer Discretionary (+43%) had the strongest returns while Utilities (+17%), Consumer Staples (+17%), and Health Care (+22%) posted the least positive returns.

The Fund outperformed its benchmark during the period due to positive sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, and strong stock selection. Our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to Consumer Staples and overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to Information Technology positively contributed to relative (i.e. performance of the Fund as measured against the benchmark) returns. Stock selection was strongest in Energy, Financials, and Industrials.

Top contributors to relative performance included Assured Guaranty (Financials), Atwood Oceanics (Energy) and Exxon Mobil (Energy). Shares of Assured Guaranty, a credit enhancement product provider, rallied as investors gained confidence that the Financial Security Assurance acquisition from Dexia will be accretive (i.e. additive to earnings per share) to earnings and a long-term positive for the company. The market also thinks the company will be one of the only municipal bond insurers left standing, which should allow the company to gain market share. Deepwater offshore driller Atwood Oceanics saw its share price increase on a rebound in oil prices and improved expectations for rig day rates. Not owning benchmark component Exxon Mobil for most of the period helped relative performance as the company's lower leverage to rising energy prices, large refining exposure, and its defensive characteristics and size weighed on the stock. Apple (Information Technology), Microsoft (Information Technology), and IBM (Information Technology) were the top absolute contributors to performance.

The three largest detractors from benchmark-relative performance were Amazon.com (Consumer Discretionary), Barrick Gold (Materials), and AT&T (Telecommunication Services). Internet retailer and web services provider Amazon.com’s shares rose as investors recognized the company’s strong financial results and its solid positioning for further growth as the economy rebounds and the online retail market continues its rapid growth. Not owning the company for much of the period hurt relative results. Shares of gold producer and exploration company Barrick Gold rose with the price of gold. AT&T detracted from relative performance as investors were concerned that growing data usage will lead to higher capital intensity in the business; additional concerns stemmed from expectations that greater competition from low-end providers may impact growth. We eliminated our position during the period. Other notable detractors from absolute (i.e. total return) returns included NII Holding (Telecommunication Services), Caterpillar (Industrials), and Genzyme (Health Care).

What is the outlook?

It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all taken with an eye towards thawing credit markets and placing a floor on the house price declines and a ceiling on housing inventory. These moves should continue to help mitigate some of the negative economic pressures, and while the outlook remains uncertain, the strong equity market performance since the March lows shows that investors are anticipating a recovery.

The Fund seeks to add value through bottom-up security selection, with a goal of creating a diversified portfolio of high-quality growth companies with attractive valuations. Investment decisions are based primarily on independent, bottom-up, fundamental research. As of the end of the period, the Fund was most overweight in Information Technology, Health Care, and Energy and most underweight Consumer Staples, Utilities and in Consumer Discretionary relative to the Russell 1000 Growth Index.

At a meeting held on August 5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of Hartford Fundamental Growth HLS Fund (“Fundamental Growth HLS”), a series of the Company, into Hartford Growth HLS Fund (“Growth HLS”), another series of the Company (“Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about April 16, 2010, or on such a date as the officers of the Company determine.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	0.8%
Capital Goods (Industrials)	7.8
Consumer Durables & Apparel (Consumer
Discretionary)	1.4
Consumer Services (Consumer Discretionary)	3.2
Diversified Financials (Financials)	1.4
Energy (Energy)	5.3
Food & Staples Retailing (Consumer Staples)	3.2
Food, Beverage & Tobacco (Consumer Staples)	2.2
Health Care Equipment & Services (Health Care)	5.6
Household & Personal Products (Consumer Staples)	3.8
Insurance (Financials)	3.1
Materials (Materials)	3.4
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	11.1
Retailing (Consumer Discretionary)	4.6
Semiconductors & Semiconductor Equipment
(Information Technology)	2.1
Software & Service (Information Technology)	15.9
Technology Hardware & Equipment (Information
Technology)	17.6
Transportation (Industrials)	2.3
Short-Term Investments	0.3
Other Assets and Liabilities	4.9
Total	100.0%

Hartford Global Advisers HLS Fund inception 3/1/1995
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks maximum long-term total rate of return.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Barclays Capital Global Aggregate Index USD Hedged provides a broad-based measure of the global investment-grade fixed income markets (the three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices; it also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities).

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Global Advisers IA	22.50%	1.64%	1.77%
Global Advisers IB	22.20%	1.38%	1.53%
Barclays Capital Global Aggregate
Index USD Hedged	5.09%	5.01%	5.90%
MSCI World Growth Index	33.85%	2.90%	-2.23%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Matthew D. Hudson, CFA	Robert L. Evans	Evan S. Grace, CFA
Vice President	SeniorVice President, Partner	Vice President
Andrew S. Offit, CPA	Jean-Marc Berteaux
Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?

The Class IA shares of the Hartford Global Advisers HLS Fund returned 22.50% for the twelve month period ended December 31, 2009, versus the returns of 33.85% for the MSCI World Growth Index and 5.09% for the Barclays Capital Global Aggregate Index USD Hedged. The Fund underperformed the 24.23% return of the average fund in the Lipper Global Flexible Portfolio VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Capital markets were volatile during the twelve-month period ended December 31, 2009. Financial tumult reached historic levels in late 2008 and early 2009 as the trajectory of the global economy turned sharply lower. As economies around the globe faltered, policymakers provided record amounts of stimulus in an effort to stabilize conditions. By period’s end, these initiatives had taken root and the global economy appeared to be on far-firmer footing, with a host of indicators demonstrating material signs of improvement.

In this context, the MSCI World Growth Index returned 33.85% during 2009. However, during the first part of the period global equities declined significantly amid increasing signs of a deeper and more protracted recession. They then rebounded beginning in March as governments around the world increased their involvement to help mitigate the financial crisis. Some encouraging economic data added fuel to the recovery. Within the MSCI World Growth Index, all ten sectors posted positive returns, but performance among sectors varied considerably. Materials, Information Technology, and Energy performed the best, while Utilities and Health Care lagged during the twelve-month period.

Fixed income markets closed the year on a high note, as credit spreads finished 2009 at, or within basis points of, their tightest levels of the year, producing results that were well into positive territory for the year. Lower-quality credit segments performed particularly well, as risk aversion moderated from the extreme levels reached earlier in the year. Buoyed by the strong performance of non-government debt, the Barclay’s Global Aggregate Index USD Hedged returned 5.09% for the period.

The Fund outperformed its benchmark due to favorable relative (i.e. performance of the Fund as measured against the benchmark) returns in both the fixed income and equity portions of the Fund. The fixed income portion outperformed its benchmark largely as a result of strong performance within our credit strategies. The equity portion of the Fund outperformed the MSCI World Growth Index due to strong security selection. Asset allocation among equities, bonds, and cash contributed modestly to relative performance during the period.

Within the equity portion of the Fund, outperformance versus the MSCI World Growth benchmark was primarily due to security selection, particularly within the Financials and Consumer Discretionary sectors. This was partially offset by weaker selection in Industrials and Telecommunication Services. Relative performance also benefited from the Fund’s underweights to Utilities and Consumer Staples; however, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Financials and underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Health Care hurt relative results.

NetApp (Information Technology), Prudential Financial (Financials), and Seadrill (Energy) were the leading contributors to benchmark-relative performance in the equity portion of the Fund. Network storage equipment manufacturer NetApp reported better than expected quarterly earnings, driving shares higher. The company is gaining market share with its offering of low cost hardware combined with unified storage. Prudential Financial, a leading diversified financial services company, benefited as investors gained confidence that the worst of the financial crisis was behind the company. Shares rose after the firm reported better than expected first quarter earnings despite continued investment losses. Shares of Seadrill, an offshore drilling company, moved sharply higher amid rising oil prices and as the company reported better than expected operating profits. Top absolute contributors included Apple (Information Technology), Google (Information Technology), and Goldman Sachs (Financials).

The top detractors from the equity portion of the Fund’s relative performance were MetroPCS Communications (Telecommunication Services), SunPower (Industrials), and Wells Fargo (Financials). Shares of wireless broadband personal communications services company MetroPCS underperformed amid disappointing second quarter earnings results. Increasing competition in the pre-paid wireless market also led management to lower the outlook for average revenue per user. Shares of solar panel manufacturer SunPower moved lower after solar-sector peer First Solar commented on the potential risk of oversupply in the market. Diversified financial services company Wells Fargo saw its shares fall sharply as investors became concerned about the potential negative impact of the Wachovia acquisition on the company’s balance sheet. Las Vegas Sands (Consumer Discretionary) also detracted from absolute (i.e. total return) and relative returns.

The fixed income portion of the Fund also outperformed its benchmark for the period. Credit strategies provided the largest individual contribution to portfolio performance during the period, generating positive results in each quarter. Duration and currency strategies also aided results, while yield curve strategies were neutral and country strategies detracted. Performance among credit strategies was aided by an overweight allocation and favorable security selection among corporates, particularly in the first half of the year. CMBS and MBS positioning also provided a significant contribution to results. Currency strategies also aided results, benefiting from underweight euro positions in the first quarter and underweight Japanese yen positions in the final months of the year. Duration strategies provided a more modest contribution to results, producing favorable results during the second half of the year after opening the year weighed down by the underperformance of Japanese inflation-linked positions. Country strategies were the lone detractor during the year, negatively impacted by quantitative positions that favored the U.S. versus Germany in the closing months of the year.

What is the outlook?

Global economies continued the healing process during the latter part of the period. Our overall positioning is consistent with an improving economic outlook as aggressive stimulus measures have proven effective at providing liquidity and have eased financial market pressures. Against this backdrop, we continue to invest in globally competitive growth companies with accelerating fundamentals in the equity portion of the Fund. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the cyclical Consumer Discretionary, Financials, and Information Technology sectors. The Fund held below-benchmark weights in the traditionally defensive Consumer Staples, Health Care, and Utilities sectors.

Our outlook for global bond markets continues to be driven by our assessment of the U.S. economic slowdown and the state of the global economic cycle. We believe a global recovery is underway, led by a strong rebound in industrial production, but consumer headwinds remain. Inflationary risks persist, driven by commodity prices, but deflationary pressures also exist as a result of the global output gap. Global policy responses have been unprecedented and global economies have begun to respond. The U.S. economy has seen signs of improvement in manufacturing and housing, and unemployment appears poised to decline in 2010. In Europe, activity appears to be stabilizing, the economy bolstered by stronger exports. Although the economy is stabilizing and commodity prices are higher, large excess capacity may put dampening pressure on Euro area core Consumer Price Inflation in the months ahead. While signs of improvement have emerged in the U.K., the sustainability of the improvement remains in question given low personal savings, continued contraction in credit, and the government’s large structural deficit. Overall, while conditions have clearly improved, some headwinds remain.

From an asset allocation standpoint, the Fund ended the period with an overweight to equities and underweights to fixed income and cash.

At a meeting held on August 5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of Hartford Global Advisers HLS Fund (“Global Advisers HLS”), a series of the Company, into Hartford Advisers HLS Fund (“Advisers HLS”), another series of the Company (“Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about March 19, 2010, or on such a date as the officers of the Company determine.

Diversification by Country
as of December 31, 2009

Percentage of
Country	Net Assets
Australia	1.1%
Belgium	0.1
Brazil	1.9
Canada	2.2
China	0.4
Denmark	0.9
Finland	0.0
France	1.5
Germany	10.0
Hong Kong	3.5
Ireland	0.2
Israel	1.0
Italy	0.5
Japan	9.5
Luxembourg	0.7
Malaysia	0.0
Mexico	0.1
Netherlands	0.2
Norway	0.4
Poland	0.1
Singapore	0.7
South Africa	0.1
Spain	1.3
Sweden	0.2
Switzerland	3.2
Taiwan	0.9
United Kingdom	8.6
United States	48.4
Short-Term Investments	4.5
Other Assets and Liabilities	(2.2)
Total	100.0%

Diversification by Security Type
as of December 31, 2009

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	1.5%
Common Stocks	64.3
Corporate Bonds: Investment Grade	23.8
Corporate Bonds: Non-Investment Grade	0.0
U.S. Government Agencies	6.7
U.S. Government Securities	1.4
Short-Term Investments	4.5
Other Assets and Liabilities	(2.2)
Total	100.0%

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer
Discretionary)	1.7%
Banks (Financials)	3.8
Capital Goods (Industrials)	6.9
Consumer Durables & Apparel (Consumer
Discretionary)	1.8
Consumer Services (Consumer Discretionary)	1.9
Diversified Financials (Financials)	3.2
Energy (Energy)	5.8
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer
Staples)	2.0
Household & Personal Products (Consumer
Staples)	1.0
Insurance (Financials)	0.9
Materials (Materials)	7.0
Media (Consumer Discretionary)	0.6
Pharmaceuticals, Biotechnology & Life
Sciences (Health Care)	3.6
Real Estate (Financials)	0.7
Retailing (Consumer Discretionary)	5.7
Semiconductors & Semiconductor Equipment
(Information Technology)	2.5
Software & Service (Information Technology)	5.3
Technology Hardware & Equipment
(Information Technology)	7.7
Telecommunication Services (Services)	1.3
Fixed Income Securities
Arts, Entertainment and Recreation (Services)	0.0
Beverage and Tobacco Product Manufacturing
(Consumer Staples)	0.6
Chemical Manufacturing (Basic Materials)	0.3
Computer and Electronic Product
Manufacturing (Technology)	0.2
Electrical Equipment, Appliance
Manufacturing (Technology)	0.0
Finance and Insurance (Finance)	7.8
Food Manufacturing (Consumer Staples)	0.3
Foreign Governments (Foreign Governments)	12.3
Health Care and Social Assistance (Health
Care)	0.4
Information (Technology)	1.6
Mining (Basic Materials)	0.3
Miscellaneous Manufacturing (Capital Goods)	0.2
Motor Vehicle & Parts Manufacturing
(Consumer Cyclical)	0.2
Petroleum and Coal Products Manufacturing
(Energy)	0.4
Real Estate and Rental and Leasing (Finance)	0.2
U.S. Government Agencies (U.S. Government
Agencies)	6.7
U.S. Government Securities (U.S. Government
Securities)	1.4
Utilities (Utilities)	0.5
Short-Term Investments	4.5
Other Assets and Liabilities	(2.2)
Total	100.0%

Hartford Global Equity HLS Fund inception 1/31/2008
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks long-term capital appreciation.

Performance Overview (1) 1/31/08 - 12/31/09
Growth of $10,000 investment

MSCI All Country World Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	Since
	Year	Inception
Global Equity IA	42.13%	-6.28%
Global Equity IB	41.79%	-6.51%
MSCI All Country World Index	35.41%	-7.70%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Mark D. Mandel, CFA	Cheryl M. Duckworth, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class IA shares of the Hartford Global Equity HLS Fund returned 42.13% for the twelve-month period ended December 31, 2009, outperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 35.41% for the same period. The Fund also outperformed the 33.08% return of the average fund in the Lipper Global Multi-Cap Core VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Broad global equity markets rose during the period, but this overall rise masks two significantly different market environments. From the beginning of 2009 through early March, stocks fell sharply reflecting deepening economic worries. From early March through December stocks rallied, as investors came to believe that a Depression-like scenario was less likely. In this environment, sector returns within the MSCI All Country World Index diverged widely for the twelve-month period ending December 31, 2009. Materials (+71%), Information Technology (+59%), and Consumer Discretionary (+45%) rose the most while returns in Utilities (+10%), Telecommunication Services (+18%), and Health Care (+20%) lagged on a relative (i.e. performance of the Fund as measured against the benchmark) basis.

The Fund’s outperformance versus the benchmark was driven by security selection, which was positive in nine of ten sectors. Stock selection was strongest in Energy, Financials, and Materials, while selection in Industrials detracted from relative performance. Sector allocation was modestly additive to relative performance due in part to our underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to the Consumer Staples and Telecommunication Services sectors and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to Materials.

Top contributors to relative performance during the period included DnB Nor (Financials), Exxon Mobil (Energy), and Vale (Materials). Investors’ belief in the relative balance sheet strength of DnB Nor, a Norway-based financial services company, led shares higher. Holding an underweight position in Exxon Mobil, a large component of the benchmark, helped relative performance as the stock declined on the company's lower leverage to rising energy prices, large refining exposure, and its defensive characteristics and size. The stock price of Brazil-based diversified mining company Vale benefited from tight inventory levels and an improving outlook for iron ore demand and prices. Apple (Information Technology) was also a top contributor to absolute performance.

The largest detractors from relative returns were ACE (Financials), Eisai (Health Care), and Japan Tobacco (Consumer Staples). Shares of worldwide property/casualty insurance company ACE fell on concerns about the pricing cycle. Japanese pharmaceutical company Eisai reduced its full-year earnings forecast due to costs associated with the acquisition of U.S.-based drug venture AkaRx. The company also faced declining U.S. sales of its blockbuster drug Aciphex and currency headwinds to earnings. Japan Tobacco’s shares declined as investors feared the new Japanese government would raise taxes on tobacco products. The shares were also weak on poor company performance in weak economic regions, such as Russia. Citigroup (Financials) and AXA (Financials) were also among the top detractors from absolute performance.

What is the outlook?

The global economic recovery appears to still be in its early stage. China led the acceleration initially, but now there are some signs that growth momentum is picking up in the U.S., Europe, and Japan, as well as certain emerging economies. In 2010, the recovery is expected to broaden geographically and across sectors. Looking into 2011, it remains an open question how the global economy will cope with the policy normalization required in many countries. There is no road map for reversing policies in the aftermath of a financial crisis. While the outlook remains uncertain, the strong equity market performance since March shows many investors are anticipating a recovery.

The Fund ended the period most overweight in the Consumer Discretionary, Information Technology, and Health Care sectors and most underweight the Industrials, Consumer Staples, and Financials sectors. The Fund’s largest absolute weightings were in the Financials, Information Technology, and Energy sectors.

Diversification by Industry
as of December 31, 2009
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	1.8%
Banks (Financials)	11.2
Capital Goods (Industrials)	5.2
Commercial & Professional Services (Industrials)	0.0
Consumer Durables & Apparel (Consumer
Discretionary)	1.4
Consumer Services (Consumer Discretionary)	1.1
Diversified Financials (Financials)	5.3
Energy (Energy)	11.7
Food & Staples Retailing (Consumer Staples)	0.2
Food, Beverage & Tobacco (Consumer Staples)	6.7
Health Care Equipment & Services (Health Care)	3.0
Household & Personal Products (Consumer Staples)	0.4
Insurance (Financials)	2.8
Materials (Materials)	8.4
Media (Consumer Discretionary)	1.3
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	7.2
Real Estate (Financials)	0.6
Retailing (Consumer Discretionary)	4.9
Semiconductors & Semiconductor Equipment
(Information Technology)	2.0
Software & Service (Information Technology)	6.5
Technology Hardware & Equipment (Information
Technology)	4.9
Telecommunication Services (Services)	5.1
Transportation (Industrials)	2.1
Utilities (Utilities)	4.7
Short-Term Investments	1.4
Other Assets and Liabilities	0.1
Total	100.0%

Diversification by Country
as of December 31, 2009

Percentage of
Country	Net Assets
Australia	0.7%
Austria	0.3
Belgium	0.5
Brazil	4.0
Canada	4.9
China	2.2
Denmark	0.4
France	3.7
Germany	2.5
Greece	0.0
Hong Kong	3.1
India	1.7
Indonesia	0.2
Ireland	0.5
Israel	0.9
Italy	0.8
Japan	4.4
Jersey	0.2
Korea (republic of)	0.1
Luxembourg	0.6
Malaysia	0.0
Netherlands	1.0
Norway	0.6
Philippines	0.0
Russia	1.6
Singapore	0.8
South Africa	0.4
South Korea	0.3
Spain	1.0
Sweden	0.2
Switzerland	3.2
Taiwan	1.0
Thailand	0.6
Turkey	0.3
United Kingdom	9.0
United States	46.8
Short-Term Investments	1.4
Other Assets and Liabilities	0.1
Total	100.0%

Hartford Global Growth HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks growth of capital.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Global Growth IA	35.64%	-1.14%	-0.49%
Global Growth IB	35.31%	-1.39%	-0.72%
MSCI World Growth Index	33.85%	2.90%	-2.23%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Matthew D. Hudson, CFA	Andrew S. Offit, CPA	Jean-Marc Berteaux
Senior Vice President	Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?

The class IA shares of the Hartford Global Growth HLS Fund returned 35.64% for the twelve-month period ended December 31, 2009, outperforming the Fund’s benchmark, the MSCI World Growth Index, which returned 33.85% for the same period. The Fund underperformed the 40.18% return of the average fund in the Lipper Global Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the twelve-month period ended December 31, 2009, global equities declined through March amid increasing signs of a deeper and more protracted recession and then rebounded strongly as governments around the world increased their involvement to help mitigate the financial crisis. Some encouraging economic data and better than expected corporate earnings boosted investors’ enthusiasm for stocks and the market rallied dramatically from its March lows. For the period, Growth stocks (+34%) significantly outperformed Value stocks (+28%) as measured by the MSCI World Growth Index and the MSCI World Value Indexes, respectively. Within the MSCI World Growth Index, all ten sectors posted positive returns. Materials (63%), Information Technology (55%), and Energy (47%) performed the best, while the defensive Utilities (6%), Health Care (21%), and Consumer Staples (+22%) sectors lagged.

The Fund’s outperformance versus its benchmark was primarily due to security selection, particularly within the Financials and Consumer Discretionary sectors; however, this was partially offset by weaker selection in Industrials and Telecommunication Services. Relative performance also benefited from the Fund’s underweights to Utilities and Consumer Staples; however, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Health Care and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Financials hurt relative (i.e. performance of the Fund as measured against the benchmark) results.

NetApp (Information Technology), Prudential Financial (Financials), and Goldman Sachs (Financials) were the leading contributors to benchmark-relative performance. Network storage equipment manufacturer NetApp reported better than expected quarterly earnings, driving shares higher. The company is gaining market share with its offering of low cost hardware combined with unified storage. Prudential Financial, a leading diversified financial services company, benefited as investors gained confidence that the worst of the financial crisis was behind the company. Shares rose after the firm reported better than expected first quarter earnings despite continued investment losses. Shares of leading investment bank Goldman Sachs moved higher as investors were attracted to the firm’s relatively clean balance sheet and improved competitive positioning within the investment banking industry. Investors also rewarded the company for repaying its TARP funds. Top absolute contributors included Apple (Information Technology) and Google (Information Technology).

The top detractors from the Fund’s relative performance were MetroPCS Communications (Telecommunication Services), SunPower (Industrials), and Wells Fargo (Financials). Shares of wireless broadband personal communications services company MetroPCS underperformed amid disappointing second quarter earnings results. Increasing competition in the pre-paid wireless market also led management to lower the outlook for average revenue per user. Shares of solar panel manufacturer SunPower moved lower after solar-sector peer First Solar commented on the potential risk of oversupply in the market. Diversified financial services company Wells Fargo saw its shares fall sharply during the period the Fund owned the stock as investors became concerned about the potential negative impact of the Wachovia acquisition on the company’s balance sheet. Nintendo (Information Technology) also detracted from absolute (i.e. total return) and relative returns.

What is the outlook?

Global economies continued the healing process during the latter part of the period. Our overall positioning is consistent with an improving economic outlook as aggressive stimulus measures have proven effective at providing liquidity and have eased financial market pressures. Against this backdrop, we continue to invest in globally competitive growth companies with accelerating fundamentals.

Portfolio construction is a bottom-up (i.e. stock by stock fundamental research) process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the cyclical Consumer Discretionary, Information Technology, and Financials sectors. The Fund held below-benchmark weights in the traditionally defensive Consumer Staples, Health Care, and Utilities sectors. In Consumer Discretionary, we believe the cyclically oriented sector should perform well in an economic recovery. Top positions relative to the benchmark at the end of December included Microsoft, Xstrata, and Oracle. Our below-benchmark weight in Health Care reflects the fact that we are finding limited opportunities for growth in that sector relative to companies in other sectors.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	2.6%
Banks (Financials)	5.8
Capital Goods (Industrials)	10.7
Consumer Durables & Apparel (Consumer
Discretionary)	2.8
Consumer Services (Consumer Discretionary)	2.9
Diversified Financials (Financials)	4.9
Energy (Energy)	8.9
Food & Staples Retailing (Consumer Staples)	1.4
Food, Beverage & Tobacco (Consumer Staples)	3.0
Household & Personal Products (Consumer Staples)	1.5
Insurance (Financials)	1.5
Materials (Materials)	11.0
Media (Consumer Discretionary)	1.0
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	5.6
Real Estate (Financials)	1.1
Retailing (Consumer Discretionary)	8.9
Semiconductors & Semiconductor Equipment
(Information Technology)	3.8
Software & Service (Information Technology)	8.1
Technology Hardware & Equipment (Information
Technology)	11.8
Telecommunication Services (Services)	2.0
Short-Term Investments	0.7
Other Assets and Liabilities	–
Total	100.0%

Diversification by Country
as of December 31, 2009

Percentage of
Country	Net Assets
Brazil	2.5%
Canada	2.6
China	0.7
Denmark	1.3
France	0.9
Germany	5.1
Hong Kong	5.7
Israel	1.6
Japan	7.8
Spain	1.2
Switzerland	4.7
Taiwan	1.4
United Kingdom	12.0
United States	51.8
Short-Term Investments	0.7
Other Assets and Liabilities	–
Total	100.0%

Hartford Global Health HLS Fund inception 5/1/2000
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks long-term capital appreciation.

Performance Overview (1) 5/01/00 - 12/31/09
Growth of $10,000 investment

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	Since
	Year	Year	Inception
Global Health IA	22.72%	3.92%	8.85%
Global Health IB	22.41%	3.66%	8.59%
S&P 500 Index	26.45%	0.41%	-0.90%*
S&P North American Health
Care Sector Index	22.49%	3.67%	3.63%*

* Return is from 4/30/00

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Jean M. Hynes, CFA	Ann C. Gallo	Kirk J. Mayer, CFA	Robert L. Deresiewicz
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President	Vice President

How did the Fund perform?

The Class IA shares of the Hartford Global Health Fund returned 22.72% for the twelve-month period ended December 31, 2009, versus the returns of 22.49% for the S&P North American Health Care Index and 26.45% for the S&P 500 Index. The Fund underperformed the 23.69% return of the average fund in the Lipper Global Health and Biotechnology VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

In early 2009, Presidents Obama’s administration unveiled a proposed budget, which called for funding for a national health insurance program. Health care stocks tumbled on the heels of the news. While HMO stocks were the hardest hit, selling was indiscriminate; even industries that stand to benefit from health care reform, such as generic drug makers, were dragged down in the sell-off. The health care reform legislation worked through Congress in the second half of the year, culminating in the U.S. Senate passing its version of health care legislation on December 24, 2009. The market now seems more comfortable with the likely impact of reform on the sector. After that very difficult start to the year, healthcare stocks demonstrated an impressive turnaround through the end of 2009.

Despite the turnaround, Health Care stocks (+22%) underperformed the broader U.S. market (+26%) and the global equity market (+31%) during the period, as measured by the S&P North American Health Care, S&P 500, and the MSCI World Indexes, respectively. Within the S&P North American Health Care Index, all four sub-sectors posted positive returns. Health Services (+37%), Medical Technology (+23%), and Major Pharmaceuticals (+21%) performed well. Specialty Pharmaceuticals/Biotechnology (+10%) lagged the other sub-sectors.

During the period, stock selection, particularly in Major Pharmaceuticals, was additive to relative (i.e. performance of the Fund as measured against the benchmark) results. Sector allocation, particularly our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Specialty Pharmaceuticals/Biotechnology, detracted from relative performance.

Holdings of Incyte, Pfizer, and Abbott Laboratories were among the top contributors to benchmark-relative performance during the period. U.S.-based drug discovery and development company Incyte’s shares gained on improving financial results and significant collaboration and license agreements with Novartis for two hematology-oncology programs. Pfizer’s shares increased during the year as the market reacted favorably to the company’s acquisition of Wyeth. Shares of Abbott Laboratories declined as it reported unspectacular quarterly earnings in relation to the rest of the pharmaceutical industry. We sold our underweight (i.e. the Fund’s sector position was less than the benchmark position) position in benchmark component Abbott during the quarter, contributing positively to relative results. Top contributors to absolute (i.e. total return) performance also included Schering-Plough and Merck.

Holdings of Shionogi, Celera, and Progenics detracted from benchmark-relative performance. Japanese Specialty Pharmaceutical company Shionogi’s shares declined despite beating earnings expectations amid investors' concerns that a strong yen would weigh on the company's earnings, particularly from overseas sales of its blockbuster drug Crestor. Shares in molecular diagnostics company Celera fell during the period after the company announced 2009 guidance below analysts’ expectations. Specialty drug maker Progenics saw its shares decline throughout the year as sales for its most promising drug, RELISTOR, fell short of expectations. The drug also experienced delays in getting approval for chronic pain use. Top detractors from absolute performance included Specialty Pharmaceuticals company Medicines.

What is the outlook?

The broad markets rally was tapered somewhat during the fourth quarter, leading to outperformance of the health care sector. Starting the new year, we expect this trend to continue as the defensive qualities of the sector become more attractive to investors. While some versions of U.S. health care reforms will ultimately be passed, we remain comfortable with our belief that it will not greatly alter the fundamentals of the sector. We believe the impact will be manageable and, more importantly, that stocks are currently discounting an outcome that is unrealistically negative. We expect that resolution on the direction of reform will act as a positive catalyst for the sector in early 2010, driving multiples higher. We will continue to be mindful of other risks in the industry, such as a slower and conservative FDA, while using volatility in the market to make changes to the Fund.

Against this backdrop, the Fund ended the period most overweight in the Specialty Pharmaceuticals/Biotechnology sector and most underweight in the Major Pharmaceuticals sector relative to the benchmark.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry	Net Assets
Biotechnology	20.1%
Drug Retail	1.0
Health Care Distributors	7.5
Health Care Equipment	21.3
Health Care Services	0.9
Health Care Technology	0.2
Life Sciences Tools & Services	1.8
Managed Health Care	11.2
Pharmaceuticals	35.5
Short-Term Investments	0.2
Other Assets and Liabilities	0.3
Total	100.0%

Diversification by Country
as of December 31, 2009

Percentage of
Country	Net Assets
Belgium	1.3%
China	0.8
France	0.4
Germany	1.5
Ireland	3.2
Israel	2.7
Italy	1.0
Japan	6.3
Switzerland	0.8
United Kingdom	1.2
United States	80.3
Short-Term Investments	0.2
Other Assets and Liabilities	0.3
Total	100.0%

Hartford Growth HLS Fund inception 4/30/2002
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks long-term capital appreciation.

Performance Overview (1) 4/30/02 - 12/31/09
Growth of $10,000 investment

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	Since
	Year	Year	Inception
Growth IA	34.24%	-0.01%	3.40%
Growth IB	33.90%	-0.26%	3.14%
Russell 1000 Growth Index	37.21%	1.63%	2.46%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Andrew J. Shilling, CFA	John A. Boselli, CFA
Senior Vice President, Partner	Director, Partner

How did the Fund perform?

The Class IA shares of the Hartford Growth HLS Fund returned 34.24% for the twelve-month period ended December 31, 2009 underperforming the Fund’s benchmark, the Russell 1000 Growth Index, which returned 37.21% for the same period. The Fund underperformed the 37.97% return of the average fund in the Large-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Broad U.S. equity markets rose during the period, but the overall results mask two significantly different market environments. From the beginning of January through early March stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through December stocks rallied as investors came to believe that a Depression-like scenario was less likely.

Though all sectors of the Russell 1000 Growth Index had a positive return for the period, performance varied across sectors, with relative (i.e. performance of the Fund as measured against the benchmark) strength in Information Technology (+62%), Materials (+43%), and Consumer Discretionary (+43%) and relative weakness in Utilities (+17%), Consumer Staples (+17%), and Health Care (+22%). Growth stocks (+37%) significantly outperformed Value stocks (+20%), as measured by the Russell 1000 Growth and Russell 1000 Value indices.

The Fund’s underperformance versus its benchmark was primarily due to security selection. Weaker results from our selection of Information Technology, Financials, and Consumer Discretionary stocks detracted from performance versus the benchmark, though this was partially offset by the Fund’s strong selection in Energy. The Fund benefitted from its sector positioning, which is a fallout of the bottom-up (i.e. stock by stock fundamental research) stock selection process. In particular, underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in Consumer Staples and Health Care, in addition to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology, helped relative results.

Apollo Group (Consumer Discretionary), Wells Fargo (Financials), and Nintendo (Information Technology) were the top detractors from relative performance during the period. For-profit education provider Apollo Group, which operates the University of Phoenix among other institutions, saw share price weakness after the firm announced an informal SEC investigation into its revenue recoginition practices. Shares of diversified financial services company Wells Fargo declined as the company raised capital to repay TARP. Nintendo, the manufacturer of the Wii console and DS handheld games, saw its share price decline amid expected steep profit declines. We eliminated our position in Nintendo during the period. Insurer MetLife (Financials) and diversified capital markets company State Street (Financials) were top detractors from absolute (i.e. total return) performance.

Top contributors to benchmark-relative returns were NetApp (Information Technology), Exxon Mobil (Energy), and Wal-Mart Stores (Consumer Staples). Network storage equipment manufacturer NetApp reported better than expected quarterly earnings, driving shares higher. The company is gaining market share with its offering of low cost hardware combined with unified storage. Shares of Exxon Mobil, a large diversified energy company, declined due to the company’s large refining exposure and disappointing quarterly earnings. Not owning the stock, a component of the benchmark, contributed positively to relative returns. Shares of Wal-Mart, the world’s largest retailer, stagnated during the period as investors favored companies that they believe may benefit more from a rebound in consumer spending. We did not own the stock, which contributed to relative performance. Apple (Information Technology) and TJX Companies (Consumer Discretionary) were also top contributors to absolute returns.

What is the outlook?

It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, leading indicators in industrial production are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all taken with an eye towards thawing credit markets and placing a floor on the house price declines and a ceiling on housing inventory. These moves should continue to help mitigate some of the negative economic pressures, and while the outlook remains uncertain, the strong equity market performance since March shows investors are anticipating a recovery.

In this environment we continue to focus our efforts on stock-by-stock fundamental research, picking one stock at a time based upon the attractiveness of each company’s fundamentals and valuation. As a result of this bottom-up stock selection, at the end of the period our largest overweight positions versus the benchmark were Financials, Information Technology, and Consumer Discretionary. Consumer Staples, Health Care, and Utilities were the Fund’s largest underweight positions at the end of the period.

At a meeting held on August 5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of Hartford Fundamental Growth HLS Fund (“Fundamental Growth HLS”), a series of the Company, into Hartford Growth HLS Fund (“Growth HLS”), another series of the Company (“Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about April 16, 2010, or on such a date as the officers of the Company determine.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	2.3%
Banks (Financials)	4.6
Capital Goods (Industrials)	11.7
Consumer Durables & Apparel (Consumer
Discretionary)	2.4
Consumer Services (Consumer Discretionary)	4.4
Diversified Financials (Financials)	5.0
Energy (Energy)	9.6
Health Care Equipment & Services (Health Care)	1.1
Insurance (Financials)	3.1
Materials (Materials)	4.3
Media (Consumer Discretionary)	1.1
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	0.8
Retailing (Consumer Discretionary)	6.7
Semiconductors & Semiconductor Equipment
(Information Technology)	4.0
Software & Service (Information Technology)	20.2
Technology Hardware & Equipment (Information
Technology)	16.3
Transportation (Industrials)	1.9
Short-Term Investments	0.8
Other Assets and Liabilities	(0.3)
Total	100.0%

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks capital appreciation.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns(2) (as of 12/31/09)

	1	5	10
	Year	Year	Year
Growth Opportunities IA	29.61%	3.54%	1.53%
Growth Opportunities IB	29.29%	3.29%	1.28%
Russell 1000 Growth Index	37.21%	1.63%	-3.99%
Russell 3000 Growth Index	37.01%	1.58%	-3.79%
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)
Class IB shares commenced on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB share performance.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Michael T. Carmen, CFA, CPA	Mario E. Abularach, CFA, CMT
Senior Vice President, Partner	Vice President

How did the Fund perform?

The Class IA shares of the Hartford Growth Opportunities HLS Fund returned 29.61% for the twelve-month period ended December 31, 2009, versus the returns of 37.21% for the Russell 1000 Growth Index and 37.01% for the Russell 3000 Growth Index. The Fund underperformed the 40.72% return of the average fund in the Lipper Multi-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The period was marked by two drastically separate episodes. The first was a freefall of global equity markets from the end of 2008 through March 2009. This was characterized by uncertainty over the U.S. government stimulus package, tight global credit and liquidity conditions, a collapse of global industrial production, and sharp increases in unemployment. The second episode of increased investor risk appetite and rapidly rising equity markets started in March with nascent signs of a bottoming in the fortunes of the financial industry, coupled with aggressive intervention by the Federal Reserve in the capital markets, and better than expected corporate profits due to cost cutting. Signs of economic stabilization overshadowed concerns about high unemployment and weak home prices.

Mid cap stocks (37.4%) outperformed their larger cap (26.5%) and smaller cap (27.2%) counterparts as measured by the S&P MidCap 400 Index, S&P 500 Index, and Russell 2000 Index, respectively. Growth stocks (37.0%) significantly out-paced value (19.8%) during the period, as measured by the Russell 3000 Growth and Russell 3000 Value indices. All ten sectors of the Russell 3000 Growth Index (37.1%) rose during the period. The Information Technology (61.9%), Consumer Discretionary (44.2%), and Materials (43.0%) sectors rose the most while Utilities (16.6%) and Consumer Staples (17.5%) lagged on a relative (i.e. performance of the Fund as measured against the benchmark) basis.

The Fund lagged its benchmark primarily due to weak security selection. Stock selection was weakest in the Financials, Health Care, and Information Technology sectors, while results were more favorable in the Materials, Consumer Staples, and Energy sectors. Sector allocation, a residual of bottom-up (i.e. stock by stock fundamental research) stock selection, also detracted from results due in part to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Information Technology and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Financials, which more than offset the benefit of being underweight to Consumer Staples.

The top relative detractors in the Fund during the period were HUGHES Telematic (Information Technology), Cephalon (Health Care), and Apple (Information Technology). Shares of HUGHES Telematics, an after-market provider of next generation telematics for the automobile industry, declined due to concerns over slowing industry sales. Cephalon’s stock price fell as investors remained concerned over the impact of generic substitutes on the company's sleep disorder franchise. Consumer electronics company Apple performed well during the period despite slowing consumer trends. We initiated a position during the period, but not holding the benchmark component stock throughout the entire period detracted from relative performance. Top absolute detractors included Delta Air Lines (Industrials) and State Street (Financials). We eliminated both of these positions during the period.

Among the top relative contributors to performance in the Fund during the period were Jarden (Consumer Discretionary), Goldman Sachs (Financials), and Red Hat (Information Technology). Jarden, a consumer products company with a portfolio of niche brands, posted better than expected profits, helped by cost cuts and market share gains in some segments. Shares of Goldman Sachs, a U.S. investment bank and bank holding company, benefited from the firm's relatively healthy balance sheet, strong trading results, and improved competitive positioning within the investment banking industry. Investors were also pleased that the firm repaid its TARP funds during the period. Open-source enterprise software and services company Red Hat benefited from growing revenue and higher margins as IT organizations moved ahead with purchases of the firm’s high value software solutions. Despite being a relative detractor, Apple was also among the top absolute contributors to the Fund’s performance.

What is your outlook?

It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all taken with an eye towards thawing the credit markets and placing a floor on the house price declines and a ceiling on housing inventory.

We see investment opportunities across multiple sectors and continue to focus our research efforts on identifying stocks of companies whose future growth is underpriced. At the end of the period, our bottom-up decisions resulted in overweights to the Consumer Discretionary, Information Technology, and Financials sectors and underweights to the Consumer Staples, Industrials, and Health Care sectors relative to the Russell 3000 Growth Index.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	1.3%
Banks (Financials)	1.0
Capital Goods (Industrials)	6.5
Consumer Durables & Apparel (Consumer
Discretionary)	3.2
Consumer Services (Consumer Discretionary)	1.7
Diversified Financials (Financials)	4.5
Energy (Energy)	6.0
Health Care Equipment & Services (Health Care)	6.6
Household & Personal Products (Consumer Staples)	0.9
Insurance (Financials)	0.9
Materials (Materials)	6.1
Media (Consumer Discretionary)	1.1
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	7.9
Real Estate (Financials)	1.1
Retailing (Consumer Discretionary)	9.5
Semiconductors & Semiconductor Equipment
(Information Technology)	6.7
Software & Service (Information Technology)	16.2
Technology Hardware & Equipment (Information
Technology)	14.9
Telecommunication Services (Services)	1.2
Transportation (Industrials)	1.8
Short-Term Investments	1.9
Other Assets and Liabilities	(1.0)
Total	100.0%

Hartford High Yield HLS Fund inception 9/30/1998
(subadvised by Hartford Investment Management Company)

Investment goal – Seeks high current income. Growth of capital is a secondary objective.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged broad-based market value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the SEC.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
High Yield IA	50.46%	5.59%	5.31%
High Yield IB	50.08%	5.33%	5.06%
Barclays Capital U.S. Corporate
High Yield Bond Index	58.06%	6.44%	6.70%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Mark Niland, CFA	James Serhant, CFA	Carlos Feged
Managing Director	Senior Vice President, Senior Investment Analyst	Senior Vice President

How did the Fund perform?

The Class IA Shares of the Hartford High Yield HLS Fund returned 50.46% for the twelve-month period ended December 31, 2009, underperforming its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, which returned 58.06%, but outperforming the Lipper High Current Yield VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 43.48%.

Why did the Fund perform this way?

The High Yield market ended the year with another good quarter by historical standards, with December performance capping off the best calendar year ever for the High Yield market, trumping the previous high mark set in 1991.

However, the Fund’s defensive positioning (relative to the index) in the beginning of the year and a significant underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to the Financial Sector caused the Fund to severely lag the benchmark during the first five months of 2009. Our adherence to a bottom-up (i.e. stock by stock fundamental research), value-oriented investment strategy meant that the Fund had significant under-weights in the sectors that we expected to be the most impacted by the drop-off in the economy, such as Autos, Manufacturing, Consumer Cyclicals, and most significantly, Financials. These sectors turned out to be among the best performers in 2009, as depressed values trumped weak earnings outlooks from companies.

The Fund has historically shunned High Yield Financials, given our view that their cost of capital renders them at an inherent disadvantage to their more highly rated competitors. In addition, the federal government’s erratic involvement in the sector (saving Bear Stearns, letting Lehman Brothers fail) hindered us from developing an investable framework consistent with our process.

The results of the federal government’s stress tests of the 19 largest banks in early May provided a more realistic sense of undercapitalization, and the reassurance that none of the 19 banks would be allowed to fail. This assurance allowed the Fund to more reliably implement our bottom-up credit selection process in Financials. Around this same time, the Fund also added risk by allocating to Industrial sectors where our ability to value companies and their debt securities improved as earnings stabilized. By the end of June, the risk in the Fund was more consistent with the broader High Yield market and after June 2009, the Fund’s returns kept pace with the upward trend in the market.

What is the outlook?

While the High Yield market cannot repeat the strong performance of 2009, market momentum remains strong entering 2010. With the economic recovery most likely at hand and 2010/2011 debt maturities for High Yield companies largely refinanced by record new issuance in 2009, defaults are poised to drop dramatically. We forecast the 2010 default rate to be 4-5%, down from more than 14% in 2009.

With yields in other asset classes remaining historically low, we expect the search for yield to continue. This should drive money into the High Yield asset class and continue to push spreads tighter (i.e. short and long term interest rates moving closer together), at least for the first half of the year.

Earnings will be a key driver of performance in 2010, and since year-over-year comparisons should be easy, any disappointments will likely lead the market to price in higher default probabilities for the offending issuers. In addition to earnings, we expect positive “event risk” to support the market in the coming months. Specifically, we expect Leveraged Buy Out (LBO) firms to seek to monetize the more successful LBOs via Initial Public Offering, and we see merger and acquisition activity accelerating which should be a positive catalyst for the High Yield market.

As long as monetary policy remains extraordinarily easy, High Yield will benefit from the “reach for yield”. The longer this goes on, the worse it is likely to be when accommodative policy is removed. In addition, regulatory changes on the horizon in Healthcare, Utilities and the Financial sectors could materially alter the fundamental picture going forward. As the market begins to digest the changes being implemented by the federal government on these and other matters, it will begin to price in the implications for the economy in 2011 and beyond sometime this year, which we view as a potential source of volatility.

We are starting to position the Fund to weather increased volatility, moving into shorter duration bonds and favoring senior parts of the capital structure. We will continue to invest down the capital structure where we see value, but we will have discipline about the yield premiums we require to take on the additional risk.

Diversification by Security Type
as of December 31, 2009

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	0.0%
Common Stocks	0.7
Corporate Bonds: Investment Grade	1.1
Corporate Bonds: Non-Investment Grade	89.0
Preferred Stocks	0.6
Senior Floating Rate Interests: Non-Investment Grade	6.3
Warrants	0.1
Short-Term Investments	0.4
Other Assets and Liabilities	1.8
Total	100.0%

Distribution by Credit Quality
as of December 31, 2009

Percentage of
Long-Term
Rating	Holdings
BBB	1.9%
BB	20.9
B	42.1
CCC	29.4
CC	3.1
C	0.4
Not Rated	2.2
Total	100.0%

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer
Discretionary)	1.4%
Banks (Financials)	0.0
Fixed Income Securities
Accommodation and Food Services (Services)	2.1
Administrative Waste Management and
Remediation (Services)	1.1
Agriculture, Forestry, Fishing and Hunting
(Consumer Staples)	2.3
Air Transportation (Transportation)	1.1
Apparel Manufacturing (Consumer Cyclical)	2.0
Arts, Entertainment and Recreation (Services)	9.4
Beverage and Tobacco Product Manufacturing
(Consumer Staples)	0.3
Chemical Manufacturing (Basic Materials)	2.0
Computer and Electronic Product
Manufacturing (Technology)	2.3
Construction (Consumer Cyclical)	1.4
Fabricated Metal Product Manufacturing
(Basic Materials)	0.6
Finance and Insurance (Finance)	11.3
Food Manufacturing (Consumer Staples)	1.1
Food Services (Consumer Cyclical)	0.4
Furniture and Related Product Manufacturing
(Consumer Cyclical)	0.5
Health Care and Social Assistance (Health
Care)	7.0
Information (Technology)	14.0
Machinery Manufacturing (Capital Goods)	1.2
Mining (Basic Materials)	1.4
Miscellaneous Manufacturing (Capital Goods)	1.3
Motor Vehicle & Parts Manufacturing
(Consumer Cyclical)	4.2
Paper Manufacturing (Basic Materials)	2.3
Petroleum and Coal Products Manufacturing
(Energy)	6.6
Pipeline Transportation (Utilities)	1.6
Plastics and Rubber Products Manufacturing
(Basic Materials)	0.7
Primary Metal Manufacturing (Basic
Materials)	0.8
Printing and Related Support Activities
(Services)	0.8
Professional, Scientific and Technical Services
(Services)	3.0
Real Estate and Rental and Leasing (Finance)	1.7
Retail Trade (Consumer Cyclical)	4.4
Textile Product Mills (Consumer Cyclical)	0.4
Utilities (Utilities)	5.6
Water Transportation (Transportation)	0.8
Wholesale Trade (Consumer Cyclical)	0.7
Short-Term Investments	0.4
Other Assets and Liabilities	1.8
Total	100.0%

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

Investment goal – Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Index IA	26.15%	0.14%	-1.31%
Index IB	25.81%	-0.11%	-1.54%
S&P 500 Index	26.45%	0.41%	-0.95%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Manager
Deane Gyllenhaal
Vice President

How did the Fund perform?

The Class IA shares of the Hartford Index HLS Fund returned 26.15% for the twelve-month period ended December 31, 2009, underperforming its benchmark, the S&P 500 Index, which returned 26.45%, and outperforming the Lipper S&P 500 Index Objective VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 26.10%.

Why did the Fund perform this way?

By design, the Fund is managed to mimic the performance of the S&P 500 Index. The performance of the Fund only marginally differed from that of the benchmark for the twelve-month period. Sources of return variance include trading costs, cash exposure in volatile markets, and the lack of exposure to Hartford Financial Services Group in the portfolio. The Fund lost about three basis points due to the lack of Hartford Financial Services Group exposure. Because of internal Hartford Investment Management Company (HIMCO) policy, the Fund does not purchase stock of HIMCO's parent, The Hartford Financial Services Group, Inc (a component of the index). This exposure is reallocated across the Life/Health Insurance, Property/Casualty Insurance and Multi-line Insurance industries.

After a disappointing return in the first quarter, the markets (and the S&P 500 Index benchmark) rallied from early March through the end of the year. All ten of the ten sectors in the benchmark had positive returns. Information Technology led the way, up 61.7% during 2009. Materials then gained 48.6%, which was followed by Consumer Discretionary rising 41.3% over the same period. The lowest return for the year was Telecom Services, which was up 8.9%. Utilities was the second worst performing sector, gaining 11.9%

Looking at individual stocks within the benchmark, there were many high performers for the year, due to the sharp market recovery. XL Capital, an insurer and reinsurer, led the way, returning 419.8% for the year, followed by Tenet Healthcare Corp, which rose 368.7% and Advanced Micro Devices which gained 348.2%. The laggards within the S&P 500 Index were led by financial companies. There were a number of companies that were dropped as constituents of the Index that produced significant negative returns. Of the stocks that remained in the index, Marshall & Isley, a financial services provider, fell about 60% for the year. Huntington Bancshares followed closely behind, dropping 51.6%.

What is the outlook?

In 2009 equities rallied in one of the strongest and fastest bear market recoveries on record. Like previous recession rallies, the market rose by means of a rapid expansion in valuation multiples as earnings growth decelerated. However, this "junk" rally, which was led by stocks with no earnings, low profitability, high beta, and low S&P ratings, seems to be abating. Investors may focus on the direction of the U.S. dollar in 2010 along with the level of interest rates and how that change may impact credit going forward. Another popular theme we will be monitoring is how U.S. corporations will grow their top lines (i.e revenue) after slashing costs in 2009.

The Fund will continue to be invested in the S&P 500 Index, with a focus on risk control and efficient trading. Performance of the Fund is expected to be similar to that of the index.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	0.6%
Banks (Financials)	2.8
Capital Goods (Industrials)	7.4
Commercial & Professional Services (Industrials)	0.6
Consumer Durables & Apparel (Consumer
Discretionary)	0.9
Consumer Services (Consumer Discretionary)	1.7
Diversified Financials (Financials)	7.8
Energy (Energy)	11.3
Food & Staples Retailing (Consumer Staples)	2.6
Food, Beverage & Tobacco (Consumer Staples)	5.7
Health Care Equipment & Services (Health Care)	4.1
Household & Personal Products (Consumer Staples)	2.8
Insurance (Financials)	2.4
Materials (Materials)	3.5
Media (Consumer Discretionary)	2.9
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	8.3
Real Estate (Financials)	1.2
Retailing (Consumer Discretionary)	3.4
Semiconductors & Semiconductor Equipment
(Information Technology)	2.6
Software & Service (Information Technology)	7.9
Technology Hardware & Equipment (Information
Technology)	9.2
Telecommunication Services (Services)	3.1
Transportation (Industrials)	2.1
Utilities (Utilities)	3.7
Short-Term Investments	1.4
Other Assets and Liabilities	–
Total	100.0%

Hartford International Growth HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks capital appreciation.

Performance Overview (1) 4/30/01 - 12/31/09
Growth of $10,000 investment

MSCI EAFE Growth Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower

Average Annual Returns (as of 12/31/09)

	1	5	Since
	Year	Year	Inception
International Growth IA	28.67%	-1.92%	2.29%
International Growth IB	28.34%	-2.16%	2.05%
MSCI EAFE Growth Index	29.91%	4.02%	3.44%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
John A. Boselli, CFA	Matthew D. Hudson, CFA	Andrew S. Offit, CPA	Jean-Marc Berteaux
Director, Partner	Vice President	Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?

The Class IA shares of the Hartford International Growth HLS Fund returned 28.67% for the twelve-month period ended December 31, 2009, underperforming the Fund’s benchmark, the MSCI EAFE Growth Index, which returned 29.91% for the same period. The Fund also underperformed the 38.44% return of the average fund in the Lipper International Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities declined during the first part of the period amid increasing signs of a deeper and more protracted recession and then rebounded dramatically in the second part of the period as governments around the world increased their involvement to help mitigate the financial crisis. Better than expected corporate earnings and generally improving economic data boosted investors’ enthusiasm for stocks. Within the MSCI EAFE Growth Index, all sectors posted positive returns during the period. Materials (79%), Energy (37%), and Consumer Discretionary (31%) gained the most during the period, while Utilities (6%) and Information Technology (19%) lagged.

Weak security selection in the Materials, Telecommunication Services, and Financials sector contributed to underperformance relative to the benchmark. This was partially offset by favorable security selection in the Information Technology sector. Sector allocation, which is a residual of bottom-up (i.e. stock by stock fundamental research) stock selection, helped relative (i.e. performance of the Fund as measured against the benchmark) performance largely due to the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Utilities and Financials during the period.

BHP Billiton (Materials), Allianz (Financials), and Westpac Banking (Financials) detracted most from relative performance. During the early part of the period, shares of Materials company BHP Billiton outperformed due to its strong cash flow generation and relatively healthy balance sheet. We initiated a position during the period, but not holding the benchmark component stock throughout the entire period detracted from relative performance. Shares of German insurer Allianz fell due to the company’s exposure to declining asset markets early in the period. Shares of Westpac, one of the largest banks in Australia, surged along with other Australian financials as concerns about asset quality eased. Not owning the stock, which is a component of the benchmark, detracted from relative performance. Other detractors from the Fund’s absolute (i.e. total return) performance included Nintendo (Information Technology) and Munich Re (Financials).

Top contributors to the Fund’s relative performance were Autonomy (Information Technology), Volkswagen (Consumer Discretionary), and ARM Holding (Information Technology). Leading British software company Autonomy announced better than expected earnings, reflecting strong demand for its services and driving shares higher. The Fund benefited on a relative basis by not holding German car maker Volkswagen, which is a component of the benchmark. The stock continued to fall after the rapid appreciation seen in October 2008, which had been driven by Porsche’s move to take a controlling stake in the company. Shares of U.K. microchip company ARM Holdings rose despite a small revenue decline during the period, as the company is well-positioned for growth during economic recovery. Other contributors to the Fund’s absolute performance included Standard Charter (Financials) and Rio Tinto (Materials).

What is the outlook?

Global economies continued the healing process during the latter part of the period. Our overall positioning is consistent with an improving economic outlook as aggressive stimulus measures have proven effective at providing liquidity and have eased financial market pressures. Against this backdrop, we continue to seek globally competitive growth companies within industries with improving fundamentals.

We select stocks individually based on their merits. During the period we increased our exposure to the cyclically oriented Industrials and Consumer Discretionary sectors and decreased our exposure to the traditionally defensive Health Care and Consumer Staples sectors. As a result, Industrials was the Fund’s largest absolute weight and largest overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure relative to the benchmark at the end of the period. Other sectors where we ended the period with above-benchmark weights included Information Technology and Energy. The Fund held less-than-benchmark weights in the Consumer Staples, Financials, and Telecommunication Services sectors at the end of the period.

At a meeting held on August 5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, Inc. (“Company”) approved the Forms of Agreement and Plans of Reorganization (“Reorganization Agreements”) that provide for the reorganization of each of two series of the Company, Hartford International Growth HLS Fund and Hartford International Small Company Fund (each, an “Acquired Fund”, and collectively the “Acquired Funds”), into another series of the Company, Hartford International Opportunities HLS Fund (“Reorganizations”). The Reorganizations do not require shareholder approval. The Reorganizations are expected to occur on or about April 16, 2010, or on such a date as the officers of the Company determine.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	1.2%
Banks (Financials)	7.9
Capital Goods (Industrials)	8.0
Commercial & Professional Services (Industrials)	1.7
Consumer Durables & Apparel (Consumer
Discretionary)	1.7
Consumer Services (Consumer Discretionary)	4.8
Diversified Financials (Financials)	1.4
Energy (Energy)	4.6
Food & Staples Retailing (Consumer Staples)	0.6
Food, Beverage & Tobacco (Consumer Staples)	7.3
Health Care Equipment & Services (Health Care)	2.4
Household & Personal Products (Consumer Staples)	3.3
Insurance (Financials)	2.9
Materials (Materials)	14.9
Media (Consumer Discretionary)	3.0
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	8.3
Real Estate (Financials)	1.6
Retailing (Consumer Discretionary)	1.1
Semiconductors & Semiconductor Equipment
(Information Technology)	1.9
Software & Service (Information Technology)	6.6
Technology Hardware & Equipment (Information
Technology)	2.1
Telecommunication Services (Services)	1.9
Transportation (Industrials)	6.7
Utilities (Utilities)	2.1
Short-Term Investments	2.1
Other Assets and Liabilities	(0.1)
Total	100.0%

Diversification by Country
as of December 31, 2009

Percentage of
Country	Net Assets
Australia	7.0%
Austria	1.6
Brazil	2.9
Canada	8.2
China	3.5
France	5.7
Germany	5.8
Hong Kong	2.1
India	0.5
Indonesia	0.4
Israel	3.4
Italy	0.8
Japan	5.7
Luxembourg	2.6
Netherlands	2.2
Singapore	1.8
South Korea	0.7
Spain	4.0
Sweden	1.2
Switzerland	10.5
Taiwan	1.1
Thailand	0.4
Turkey	1.5
United Kingdom	22.8
United States	1.6
Short-Term Investments	2.1
Other Assets and Liabilities	(0.1)
Total	100.0%

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks long-term growth of capital.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

MSCI All Country World ex U.S. Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
International Opportunities IA	33.46%	6.98%	1.99%
International Opportunities IB	33.13%	6.71%	1.75%
MSCI All Country World ex U.S. Index	42.14%	6.30%	3.11%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Manager
Nicolas M. Choumenkovitch
Senior Vice President and Partner

How did the Fund perform?

The Class IA of The Hartford International Opportunities Fund returned 33.46% for the twelve-month period ended December 31, 2009, underperforming the Fund’s benchmark, the MSCI All Country World ex U.S. Index, which returned 42.14% for the same period. The Fund outperformed the 31.95% return of the average fund in the Lipper International Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

After a tumultuous start, global equities finished 2009 up sharply from the beginning of the year. Extraordinary government measures helped to stabilize global economies and markets throughout the year, while low interest rates, better than expected corporate earnings, and improving economic data provided a favorable backdrop for equities. Within the MSCI AC All Country World ex U.S. Index, all ten sectors within the index posted positive absolute (i.e. total return) returns. Materials, Information Technology, and Energy led the index higher, while Utilities rose the least. All global regions were also positive with Emerging Markets leading the returns.

The Fund’s underperformance versus its benchmark was largely due to weak stock selection, particularly within Financials, Energy, and Industrials. Sector and regional allocation, a fall-out of the stock selection process, was also slightly negative due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Emerging Markets.

The largest detractors from relative (i.e. performance of the Fund as measured against the benchmark) returns were Swiss financial services provider UBS (Financials) and two Japanese financial services providers: SMFG (Financials) and MUFG (Financials). Shares of UBS fell early in the period when the firm posted a larger than expected loss in the first quarter of 2009, due in part to a charge related to the transfer of risky assets to a fund managed by the Swiss National Bank, which was part of a rescue package set up by the Swiss government. Shares of SMFG and MUFG, two of Japan’s largest financial services firms, were weighed down due to the fact that stricter international financial regulations are expected to negatively impact the earnings of Japanese megabanks.

Significant detractors from absolute returns included France Telecom (Telecommunication Services), Nippon Telegraph and Telephone (Telecommunication Services) and East Japan Railways (Industrials).

Top contributors to relative performance during the period included Rio Tinto (Materials), Xstrata (Materials) and HSBC (Financials). Shares of diversified international mining company Rio Tinto rose as increasing prices for industrial metals provided a tailwind for the stock. In addition, the company’s announcement of a proposed iron ore joint venture with BHP Billiton also helped Rio Tinto’s stock performance. Shares of global mining company Xstrata rose on increasing industrial metals pricing and an improving demand outlook from China and India. Shares of Swiss private bank HSBC rose from the recovery in the global markets and improving market share in China and other emerging markets.

In addition, Impala Platinum (Materials) was a significant contributor to absolute returns.

What is the outlook?

Economic data continues to come in better-than-expected, as low rates and aggressive quantitative easing have helped to drive a sharp rebound in global economic activity. Expectations for corporate earnings growth have surged since the March 2009 lows, which in turn have propelled equities higher. We enter 2010 on the lookout for indicators that would suggest an upcoming change in the policy of the Federal Reserve. A change in monetary policy could have a sharp impact on expectations for earning growth, particularly for cyclical and commodity-related industries.

In this environment we are looking for companies that can deliver strong or improving returns regardless of the macroeconomic environment. While the rebound in the market has reduced the remaining upside, we are still finding opportunities where the market under-appreciates a company’s ability to generate sustainable or improving return on capital.

At the sector level, we ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Materials, Consumer Discretionary and Industrials and most underweight in Utilities, Energy and Information Technology versus the benchmark. At a regional level, the Fund ended the period overweight the U.K. and Europe ex-U.K. We are seeing more opportunities in Japan as a weakening Yen is likely to help exporters, and therefore have reduced our underweight exposure.

At a meeting held on August 5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, Inc. (“Company”) approved the Forms of Agreement and Plans of Reorganization (“Reorganization Agreements”) that provide for the reorganization of each of two series of the Company, Hartford International Growth HLS Fund and Hartford International Small Company Fund (each, an “Acquired Fund”, and collectively the “Acquired Funds”), into another series of the Company, Hartford International Opportunities HLS Fund (“Reorganizations”). The Reorganizations do not require shareholder approval. The Reorganizations are expected to occur on or about April 16, 2010, or on such a date as the officers of the Company determine.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	2.6%
Banks (Financials)	16.4
Capital Goods (Industrials)	8.0
Consumer Durables & Apparel (Consumer
Discretionary)	3.5
Consumer Services (Consumer Discretionary)	1.6
Diversified Financials (Financials)	5.5
Energy (Energy)	8.7
Food, Beverage & Tobacco (Consumer Staples)	7.7
Health Care Equipment & Services (Health Care)	0.9
Insurance (Financials)	1.4
Materials (Materials)	15.3
Media (Consumer Discretionary)	2.6
Other Investment Pools and Funds (Financials)	0.7
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	6.2
Real Estate (Financials)	3.0
Retailing (Consumer Discretionary)	1.2
Software & Service (Information Technology)	1.3
Technology Hardware & Equipment (Information
Technology)	3.2
Telecommunication Services (Services)	4.9
Transportation (Industrials)	4.2
Utilities (Utilities)	1.0
Short-Term Investments	0.1
Other Assets and Liabilities	–
Total	100.0%

Diversification by Country
as of December 31, 2009

Percentage of
Country	Net Assets
Brazil	2.7%
Canada	3.3
China	5.4
Denmark	1.0
France	5.6
Germany	6.9
Greece	1.1
Hong Kong	5.5
India	1.4
Ireland	2.1
Israel	2.4
Japan	11.4
Malaysia	0.2
Mexico	1.4
Netherlands	2.4
Russia	0.4
South Africa	2.5
Spain	1.8
Sweden	1.4
Switzerland	11.7
Taiwan	1.6
Turkey	1.2
United Kingdom	25.4
United States	1.1
Short-Term Investments	0.1
Other Assets and Liabilities	–
Total	100.0%

Hartford International Small Company HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

Investment goal – Seeks capital appreciation.

Performance Overview (1) 4/30/01 - 12/31/09
Growth of $10,000 investment

S&P EPAC SmallCap Index, formerly S&P/Citigroup Europe Pacific Asia Composite (EPAC) Extended Market Index (EMI), is a developed-market equity index representing the bottom 15% of the cumulative available capital, by country, of the S&P EPAC Broad Market Index (BMI). The S&P EPAC BMI captures all companies in developed market countries, as defined by Standard & Poor's, within Europe and the Asia Pacific region. To meet the eligibility criteria, companies must have float-adjusted market capitalizations of at least US$100 million and trailing 12 month trading volume of at least US$50 million. Companies are removed if their float-adjusted market capitalization falls below US$75 million or if their trailing 12 month trading volume falls below US$35 million during the annual index reconstitution.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	Since
	Year	Year	Inception
International Small Company IA	38.07%	5.85%	9.12%
International Small Company IB	37.73%	5.59%	8.86%
S&P EPAC SmallCap Index	41.55%	4.99%	9.33%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Simon H. Thomas	Daniel Maguire, CFA
Vice President	Vice President

How did the Fund perform?

The Class IA shares of The Hartford International Small Company HLS Fund returned 38.07% for the twelve-month period ended December 31, 2009, underperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned 41.55% for the same period. The Fund outperformed the 31.95% return of the average fund in the Lipper International Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

After a tumultuous first quarter, global equities finished 2009 up sharply from the beginning of the year. Extraordinary government measures helped to stabilize global economies and markets throughout the year, while low interest rates, better than expected corporate earnings, and improving economic data provided a favorable backdrop for equities. All ten sectors in the S&P EPAC SmallCap Index rose during the period, led by Energy, Telecommunications Services, and Information Technology.

The Fund underperformed its benchmark largely due to sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) stock selection. In particular, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Health Care, which underperformed other sectors of the market during the period, and a modest cash position in a significantly up market hurt relative (i.e. performance of the Fund as measured against the benchmark) returns. Stock selection was strong in aggregate, particularly within the Consumer Staples, Energy and Consumer Discretionary sectors. However, weaker stock selection within the

Health Care, Industrials and Information Technology sectors partially offset these results.

Among the top detractors from relative and absolute (i.e. total return) returns were Shionogi (Health Cre), Aeon Delight (Industrials), and Jupiter Telecommunication (Consumer Discretionary). Shares of Japanese-based pharmaceutical company Shionogi declined amid investors’ concerns that a strong yen would negatively impact the company’s earnings. Aeon Delight, a provider of real estate maintenance services in Japan, saw its shares fall after disappointing earnings announcements. Shares of Jupiter Telecommunication, the largest cable television network operator in Japan and provider of cable television, high speed internet access and telephone services, declined due to weak subscriber growth and increased competition in the Kansai region. Spazio Investment, a Dutch-based real estate company focused on Italy’s industrial real estate market, was also among the top detractors from absolute returns.

Among the top contributors to relative and absolute returns were Dufry Group (Consumer Discretionary), Karoon Gas Australia (Energy), and Whitehaven Coal (Energy). Shares of Dufry, an operator of retail shops in airports, recovered as investors gained confidence in management's ability to operate through the downturn and achieve margin goals despite a slowdown in consumer spending. Shares of Karoon Gas Australia, a pure-play energy exploration company with investments in Australia, Peru and Brazil, surged after the company announced positive drilling results at a key offshore field north of Western Australia. Shares of Whitehaven Coal, the leading Australian coal producer, rose on strengthening end market demand for steel and electricity production, particularly in China and India. In addition, Swiss banking software company TEMENOS was a strong contributor to absolute returns.

What is the outlook?

We believe the macro environment will be marked by uncertainty in 2010 as monetary authorities weigh the withdrawal of massive stimulus efforts against signs of economic recovery. With this as a backdrop, we continue to focus on stock selection, favoring high quality companies with clean balance sheets, solid revenue predictability and nimble cost structures.

On a regional basis, our greatest underweight (i.e. the Fund’s sector position was less than the benchmark position) position at the end of the period was in Europe. Our regional positioning is a residual of our bottom-up stock selection process and reflects, on the margin, a more attractive opportunity set in Asia and select emerging markets, including Brazil and China.

At the sector level, we ended the period most overweight in Industrials and Energy, and most underweight in Financials and Materials, versus the benchmark.

At a meeting held on August 5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, Inc. (“Company”) approved the Forms of Agreement and Plans of Reorganization (“Reorganization Agreements”) that provide for the reorganization of each of two series of the Company, Hartford International Growth HLS Fund and Hartford International Small Company Fund (each, an “Acquired Fund”, and collectively the “Acquired Funds”), into another series of the Company, Hartford International Opportunities HLS Fund (“Reorganizations”). The Reorganizations do not require shareholder approval. The Reorganizations are expected to occur on or about April 16, 2010, or on such a date as the officers of the Company determine.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	1.3%
Banks (Financials)	2.7
Capital Goods (Industrials)	18.1
Commercial & Professional Services (Industrials)	4.7
Consumer Durables & Apparel (Consumer
Discretionary)	3.9
Consumer Services (Consumer Discretionary)	4.4
Diversified Financials (Financials)	4.5
Energy (Energy)	7.4
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer Staples)	3.7
Health Care Equipment & Services (Health Care)	2.5
Household & Personal Products (Consumer Staples)	0.7
Insurance (Financials)	1.1
Materials (Materials)	8.3
Media (Consumer Discretionary)	1.3
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	4.2
Real Estate (Financials)	4.4
Retailing (Consumer Discretionary)	6.6
Semiconductors & Semiconductor Equipment
(Information Technology)	3.7
Software & Service (Information Technology)	4.2
Technology Hardware & Equipment (Information
Technology)	2.6
Transportation (Industrials)	6.1
Utilities (Utilities)	1.9
Short-Term Investments	0.8
Other Assets and Liabilities	–
Total	100.0%

Diversification by Country
as of December 31, 2009

Percentage of
Country	Net Assets
Australia	10.3%
Belgium	3.5
Brazil	2.7
China	0.2
Finland	0.8
France	10.3
Germany	5.1
Guernsey Channel Isle	0.6
Hong Kong	5.2
India	0.4
Indonesia	0.6
Israel	0.7
Italy	4.0
Japan	20.4
Jersey	1.1
Luxembourg	0.6
Netherlands	1.2
Norway	1.2
Singapore	2.9
South Korea	2.3
Sweden	1.8
Switzerland	4.0
United Kingdom	18.7
United States	0.6
Short-Term Investments	0.8
Other Assets and Liabilities	–
Total	100.0%

Hartford MidCap HLS Fund* inception 7/14/1997
(subadvised by Wellington Management Company)

Investment goal – Seeks long-term growth of capital.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the midcap U.S. equity market.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
MidCap IA	30.96%	4.97%	7.79%
MidCap IB	30.62%	4.70%	7.54%
S&P MidCap 400 Index	37.38%	3.27%	6.36%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

*  The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.

Portfolio Manager
Phillip H. Perelmuter
Senior Vice President, Partner

How did the Fund perform?

The Class IA shares of the Hartford MidCap HLS Fund returned 30.96% for the twelve-month period ended December 31, 2009, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 37.38% for the same period. The Fund also underperformed the 37.77% return of the average fund in the Lipper Mid-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

After posting steep losses in the first part of 2009 amid increasing signs of a deeper and more protracted recession, U.S. equities staged a sharp rebound beginning in March 2009 as favorable news flow from a few large financial institutions signaled to investors that the troubled Financials sector might be starting to stabilize. Adding fuel to the recovery was encouraging economic data and the U.S. Treasury Department’s updated plan to clean up bank balance sheets. The broad U.S. equity market posted positive returns for the period, aided by the strong rally from the mid-March lows.

Mid cap stocks (37.4%) outperformed small cap (27.2%) and large cap stocks (26.5%) during the period, as measured by the S&P MidCap 400, Russell 2000, and S&P 500 indices, respectively. Growth stocks (41.7%) significantly out-paced value stocks (27.7%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value indices. Within the S&P MidCap 400 Index, all ten sectors posted positive returns. Energy (67%), Information Technology (58%), and Consumer Discretionary (56%) were the best performers, while Financials (12%) and Telecommunication Services (14%) lagged on a relative (i.e. performance of the Fund as measured against the benchmark) basis.

Underperformance versus the benchmark was driven by security selection. Weak stock selection in Consumer Discretionary, Energy, and Materials more than offset strong stock selection within Information Technology and Financials. Sector allocations, driven by our bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed positively to relative returns during the period, primarily due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in the weaker-performing Financials sector and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Information Technology and Health Care.

Top detractors from relative performance included Huntington Bancshares (Financials), Apollo Group (Consumer Discretionary), and WR Berkley (Financials). Ohio-based diversified banking and financials services company Huntington Bancshares reported a larger-than-expected earnings loss due to an increase in provision for credit loss expense. Shares of for-profit educational services provider Apollo Group fell after the firm announced that the SEC had launched an informal investigation into its revenue recognition practices. WR Berkley shares underperformed as the insurance sector came under pressure on concerns about the pricing cycle. Health and supplemental benefit plans provider Humana (Health Care) and waste management company Republic Services (Industrials) were among the top detractors from absolute (i.e. total return) performance.

Top contributors to benchmark-relative returns included NetApp (Information Technology), Life Technologies (Health Care), and Red Hat (Information Technology). Shares of data storage equipment maker NetApp rose as the company’s earnings exceeded expectations and management raised guidance citing manufacturing cost improvements and signs of improving business sentiment. Life Technologies, created through the merger of Invitrogen and Applied Biosystems, is a provider of tools and cultures used in genetic research and drug development. The company’s shares benefited during the period from strong synergies after the merger and the impact of government agency stimulus funds. Open-source enterprise software and services company Red Hat benefited from growing revenue and higher margins as IT organizations moved ahead with purchases of the firm’s high value software solutions.

What is the outlook?

Global economies continued the healing process during the latter part of the period. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all taken with an eye towards thawing credit markets and placing a floor on house price declines and a ceiling on housing inventory. These moves should continue to help mitigate some of the negative economic pressures.

Our efforts are focused on picking stocks based on a bottom-up review of their fundamentals. As a result of these individual stock decisions, we ended the period with our most significant overweight positions relative to the benchmark in the Consumer Discretionary, Health Care, and Information Technology sectors. Our largest underweights relative to the benchmark were in the Financials, Utilities, and Materials sectors.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	0.4%
Banks (Financials)	4.2
Capital Goods (Industrials)	10.0
Commercial & Professional Services (Industrials)	1.8
Consumer Durables & Apparel (Consumer
Discretionary)	2.9
Consumer Services (Consumer Discretionary)	4.0
Diversified Financials (Financials)	1.2
Energy (Energy)	8.7
Food, Beverage & Tobacco (Consumer Staples)	1.3
Health Care Equipment & Services (Health Care)	8.9
Household & Personal Products (Consumer Staples)	0.5
Insurance (Financials)	4.0
Materials (Materials)	3.6
Media (Consumer Discretionary)	3.9
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	6.3
Real Estate (Financials)	2.4
Retailing (Consumer Discretionary)	6.6
Semiconductors & Semiconductor Equipment
(Information Technology)	4.0
Software & Service (Information Technology)	8.2
Technology Hardware & Equipment (Information
Technology)	4.8
Telecommunication Services (Services)	1.2
Transportation (Industrials)	3.4
Utilities (Utilities)	3.7
Short-Term Investments	2.7
Other Assets and Liabilities	1.3
Total	100.0%

Hartford MidCap Growth HLS Fund inception 5/1/1998
(subadvised by Hartford Investment Management Company)

Investment goal – Seeks long-term growth of capital.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Russell MidCap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns(2) (as of 12/31/09)

	1	5	10
	Year	Year	Year
MidCap Growth IA	47.87%	0.59%	3.27%
MidCap Growth IB	47.51%	0.35%	3.01%
Russell MidCap Growth Index	46.29%	2.40%	-0.52%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)
Class IB shares commenced on March 31, 2008. Class IB share  performance prior to that date reflects Class IA share performance adjusted  to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The  performance after such date reflects actual Class IB share performance.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Hugh Whelan, CFA	Paul Bukowski, CFA
Managing Director	Vice President

How did the Fund perform?

The Class IA shares of the Hartford MidCap Growth HLS Fund returned 47.87% for the twelve-month period ended December 31, 2009, outperforming its benchmark, the Russell Midcap Growth Index, which returned 46.29%, and the Lipper Mid-Cap Growth VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 43.51%.

Why did the Fund perform this way?

The Fund outperformed the benchmark during the period. Favorable security selection in the Information Technology, Materials, and Industrials sectors offset weak security selection in the Consumer Discretionary sector.

Among the largest contributors to benchmark relative performance were overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocations in Ashland (Materials), a specialty chemicals company, and Western Digital Corporation (Technology), a hard drive manufacturer. Ashland had a strong year, surpassing most of its peers in the chemical industry. Although the industry has struggled during the year, the company is benefiting from its water technologies. Western Digital Corporation’s shares rose due to strong demand and lean inventories for hard drives.

The primary detractors from relative returns were positions in homebuilder Pulte Homes (Consumer Discretionary) and FMC Technologies (Energy), a technology solution provider to the energy industry. The Fund's overweight to Pulte Homes detracted from performance, as the company posted disappointing results related to its acquisition of Centex. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to FMC Technologies was also a drag on performance; the company had a strong year, up 142.7% as it benefited from the overall strength in the oil well services and equipment industry and provided earnings guidance significantly above analyst estimates.

The Fund’s current top holdings are Ashland (Materials), and Integrys Energy Group (Utilities), a holding company serving both regulated and non-regulated energy markets. When evaluating a stock’s attractiveness, we consider four categories of characteristics: business behavior, management behavior, valuation, and investor behavior. Ashland is a top holding because of positive investor sentiment coupled with very strong valuations. Integrys Energy Group is a top holding primarily due to a combination of favorable valuation and a strong consensus regarding the company's outlook from the analyst community.

The Fund invests in companies that we believe have compelling stock characteristics versus the Russell Midcap Growth Index. The Fund’s systematic approach weighs over 40 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. Overall, the Fund tends to invest in financially efficient companies with attractive valuations and strong balance sheets. We believe this approach will yield attractive risk-adjusted returns relative to the Russell Midcap Growth Index over the long term.

What is the outlook?

In 2009, equities rallied in one of the strongest and fastest bear market recoveries on record. Like previous recession rallies, the market rose by means of a rapid expansion with valuations multiplying as earnings growth decelerated. However, this "junk" rally, which was led by stocks with little or no earnings, low profitability, high beta, and low S&P ratings, seems to be abating.

We believe the slowing of the rally, and its primary drivers, is indicative of an inflection point in investor sentiment. Early recovery "easy wins" for companies, such as reducing inventory, are coming to an end. Investors are recognizing that a sustainable recovery will need to be led by an improvement in employment and end-demand and that, in the face of multipliers like price to earnings (P/E) stabilizing or falling company fundamentals will matter.

Our investment process systematically favors companies with strong fundamentals and should benefit from this type of shift in sentiment. However, if the cost of capital and credit spreads were to continue to decline, then strong fundamentals would matter less and could represent a risk to our strategy.

Effective March 1, 2010, Kurt Cubbage will be added as a portfolio manager of the Fund. In connection with this addition, the name of “Hartford MidCap Growth HLS Fund” will be changed to “Hartford Small/Mid Cap Equity HLS Fund” and the Principal Investment Strategy will be revised.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	0.6%
Banks (Financials)	0.2
Basic Materials (Materials)	0.4
Capital Goods (Industrials)	12.0
Commercial & Professional Services (Industrials)	2.7
Consumer Durables & Apparel (Consumer
Discretionary)	2.1
Consumer Services (Consumer Discretionary)	2.4
Diversified Financials (Financials)	4.1
Energy (Energy)	3.5
Food, Beverage & Tobacco (Consumer Staples)	4.3
Health Care Equipment & Services (Health Care)	9.7
Household & Personal Products (Consumer Staples)	2.0
Insurance (Financials)	1.0
Materials (Materials)	5.8
Media (Consumer Discretionary)	2.7
Other Investment Pools and Funds (Financials)	0.2
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	4.8
Real Estate (Financials)	0.3
Retailing (Consumer Discretionary)	7.6
Semiconductors & Semiconductor Equipment
(Information Technology)	3.9
Software & Service (Information Technology)	14.4
Technology Hardware & Equipment (Information
Technology)	5.7
Telecommunication Services (Services)	0.6
Transportation (Industrials)	0.9
Utilities (Utilities)	3.4
Short-Term Investments	3.9
Other Assets and Liabilities	0.8
Total	100.0%

Hartford MidCap Value HLS Fund* inception 4/30/2001
(subadvised by Wellington Management Company)

Investment goal – Seeks long-term capital appreciation.

Performance Overview (1) 4/30/01 - 12/31/09
Growth of $10,000 investment

Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	Since
	Year	Year	Inception
MidCap Value IA	44.19%	2.68%	5.93%
MidCap Value IB	43.83%	2.43%	5.67%
Russell 2500 Value Index	27.68%	0.84%	6.69%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

*  The Fund has restrictions on the purchase of shares. A description of the restrictions can be found in the prospectus.

Portfolio Manager
James N. Mordy
Senior Vice President, Partner

How did the Fund perform?

The Class IA shares of the Hartford MidCap Value HLS Fund returned 44.19% for the twelve month period ended December 31, 2009, outperforming the Fund’s benchmark, the Russell 2500 Value Index, which returned 27.68% for the same period. The Fund also outperformed the 34.98% return of the average fund in the Lipper Mid-Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

After experiencing significant declines in the first months of the year, the equity markets rallied following the release of positive economic data which confirmed that a recovery was underway.

During the period, the growth indices outpaced value indices, as measured by the Russell 1000 Growth Index (37.2%) and Russell 1000 Value Index (19.7%), respectively. Midcap stocks, as measured by the Russell Midcap Index (40.5%), outperformed large cap stocks, as measured by Russell 1000 Index (28.4%) and small cap stocks, as measured by Russell 2000 Index (27.2%). Within the Russell 2500 Value Index, all ten sectors posted positive returns with Information Technology, Consumer Discretionary, and Telecommunications and Media leading the way while Financials lagged, on a relative (i.e. performance of the Fund as measured against the benchmark) basis.

The Fund’s outperformance was driven primarily by strong favorable selection, which was additive in seven of ten broad economic sectors. Stock selection was strongest within Financials, Consumer Staples, and Telecommunications and Media. Overall sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) security selection, also contributed positively to relative performance, particularly our underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Health Care and Information Technology.

The largest contributors to absolute (i.e. total return) and benchmark-relative performance included Virgin Media (Telecom & Media), TRW Automotive (Consumer Discretionary), and Marine Harvest (Consumer Staples). Virgin Media is a UK cable television operator whose share price rose due to improved fundamentals. The company now enjoys a favorable pricing environment and technology advantage versus its competitors. Shares of auto parts supplier TRW Automotive rose as earnings exceeded consensus expectations as cost cutting overcame output declines and company management raised its full-year revenue guidance. Salmon farming company Marine Harvest’s shares moved significantly higher as the global supply-demand balance tightened and fish prices increased. In addition, Wall Street’s concerns that the company would need to raise equity to repay debt abated as interest coverage metrics improved. In addition, Varian Semiconductor (Information Technology) was a significant contributor to absolute returns.

The largest detractors from relative returns included Delta Air Lines (Industrials), Kimco Realty (Financials), and Solar Cayman (Financials). Shares of Delta Air Lines fell as demand for air travel declined even faster than aggressive industry capacity cuts, while a decline in high-fare business travel also affected revenue-per-seat metrics. Kimco Realty, a U.S. REIT specializing in the development, management and acquisition of shopping centers, experienced stock price pressure on concerns over the company’s joint venture leverage and debt maturities over the next 12-18 months. Our stake in Solar Cayman, a private investment fund that we anticipate will IPO in 2010, was revalued lower during the year. In addition, CACI International (Information Technology) was a significant detractor from absolute returns.

What is the outlook?

Recent indicators point to even stronger near-term momentum in the economy than we anticipated. While we still think job growth will surprise positively during 2010, we have also seen strength in the ISM (Institute for Supply Management), more impact from fiscal stimulus, a lift in vehicle sales, and a decent finish to holiday retail sales. A shift in the inventory cycle from liquidation to modest accumulation will also have an outsized impact on GDP. The real question is sustainability, and we anticipate feeling more headwinds as we move past the next few quarters. We believe real consumer spending growth will be subdued, commercial real estate issues linger, growth in China might ease, and the Fed will have to begin to implement an exit strategy and a possible rate hike later this year.

We had a slight cyclical bias to portfolio transactions during the fourth quarter of 2009, emphasizing Industrials, Materials and Energy names over the other sectors. We may look to become more defensive in anticipation of slower economic momentum.

At the end of the period, our largest overweights were in Health Care, Materials, and Information Technology while our largest underweights were in Financials (specifically Banks and Real Estate) and Utilities, relative to the benchmark.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	0.8%
Banks (Financials)	2.4
Capital Goods (Industrials)	11.1
Consumer Durables & Apparel (Consumer
Discretionary)	5.0
Consumer Services (Consumer Discretionary)	1.0
Diversified Financials (Financials)	7.2
Energy (Energy)	6.7
Food, Beverage & Tobacco (Consumer Staples)	2.5
Health Care Equipment & Services (Health Care)	4.4
Insurance (Financials)	9.5
Materials (Materials)	11.0
Media (Consumer Discretionary)	2.4
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	4.4
Real Estate (Financials)	4.2
Retailing (Consumer Discretionary)	4.8
Semiconductors & Semiconductor Equipment
(Information Technology)	4.4
Software & Service (Information Technology)	1.0
Technology Hardware & Equipment (Information
Technology)	6.8
Transportation (Industrials)	3.7
Utilities (Utilities)	6.0
Short-Term Investments	0.6
Other Assets and Liabilities	0.1
Total	100.0%

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by:	Wellington Management Company, LLP
Hartford Investment Management Company)

Investment goal – Seeks growth of capital.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Small Company IA	29.29%	3.96%	0.91%
Small Company IB	29.01%	3.72%	0.69%
Russell 2000 Growth Index	34.47%	0.87%	-1.38%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Wellington Management Company, LLP			Hartford Investment Management Company
Steven C. Angeli, CFA	Stephen Mortimer	Mario E. Abularach, CFA, CMT	Hugh Whelan, CFA	Kurt Cubbage, CFA
Senior Vice President, Partner	Senior Vice President	Vice President	Managing Director	Vice President

How did the Fund perform?

The Class IA shares of the Hartford Small Company HLS Fund returned 29.29% for the twelve-month period ended December 31, 2009, underperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned 34.47% for the same period. The Fund underperformed the 35.86% return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The twelve-month period ended December 31, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. The broad U.S. equity market continued to decline until early March lows, when it began to sharply rebound through the end of 2009. In this environment, small cap, mid cap and large cap stocks all registered a positive return over the twelve-month period, as measured by the Russell 2000 (+27.2%), S&P MidCap 400 (+37.4%) and S&P 500 (+26.5%) indices, respectively. All ten sectors within the Russell 2000 Growth Index advanced during the period. Information Technology (+60.1%), Consumer Discretionary (+58.1%), and Materials (+47.7%) were the strongest-performing sectors while Financials (+9.6%), Industrials (+11.9%), and Utilities (+15.0%) gained the least.

From mid-March, a low-profitability, low-quality stock rally led the market out of the bottom. This rally impacted the Fund’s performance since a large portion of the Fund only invests in high-quality, profitable stocks. As a result, the Fund security selection detracted from performance for the remainder of the period. However, the effects of security selection were slightly mitigated by positive stock selection in Energy and Consumer Staples.

Stocks that detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) returns during the period were Corinthian Colleges (Consumer Discretionary), Human Genome Science (Health Care), and Celera (Health Care). Shares of Corinthian Colleges, a post-secondary education services company with operations in the United States and Canada, fell together with other education stocks due to regulatory worries. Elevated bad debt expense, coupled with concerns that the company would likely have to continue providing financing to students (especially those with lower credit scores), dampened investor enthusiasm. Shares of Human Genome Science, a biotechnology company, soared on encouraging Phase 3 results for Benlysta, a potential treatment for lupus. Not owning the stock detracted from  elative performance. Molecular-diagnostics company Celera announced disappointing second-quarter results due to slowing product sales and higher bad debts expense. We eliminated the position during the year. Significant detractors from absolute returns (i.e. total return) included Covanta Holding (Industrials), Fuel Systems Solutions (Consumer Discretionary) and Smithfield Foods (Consumer Staples).

Top contributors to relative performance during the period included SeaGate Technology (Information Technology), Jarden (Consumer Discretionary), and Jabil Circuit (Information Technology). We established a position in hard drive maker SeaGate Technology early in the period anticipating better industry fundamentals (capacity reduction, low inventories) and company-specific execution (new management, restructuring steps, product mix changes). Our investment thesis continued to play out in 2009, and SeaGate’s stock price moved higher in the period as the company reported earnings that topped consensus forecasts. Jarden, parent of consumer niche product brands like Sunbeam and Coleman, saw its shares rise as it posted better than expected profits, helped by cost cuts and market share gains in some segments. Shares of Jabil Circuit, one of the largest electronic manufacturing services providers, performed well as results topped expectations and management raised guidance citing improving end-market demand, manufacturing efficiencies, and cost reductions. ON Semiconductor (Information Technology) was a notable contributor to absolute performance.

What is the outlook?
The first part of the period resulted in tremendous uncertainty that undermined confidence and resulted in plummeting stock prices. Signs of lessening deterioration in the early part of the year had a powerful positive influence on sentiment and stock prices. Reported corporate profits began to exceed expectations, in large part due to cost cutting. Lean inventories could hold up the promise for some uptick in industrial activity while easy year-on-year comparisons could pave the way for better “growth” headlines. Meanwhile, stocks have moved decisively higher: the Russell 2000 Growth Index is up over 75% from early March lows to the end of 2009. The question now is how sustainable the improvement in fundamentals and sentiment will prove.

Despite the uncertainty, the Fund continues to focus on stocks of companies that have unique business models or special market opportunities that should allow them to deliver superior growth. The Fund remains well diversified, with holdings across all major market sectors. At the end of the period, the Fund had overweights (i.e. the Fund’s sector position was greater than the benchmark position) in Consumer Discretionary, Materials, and Telecommunications Services relative to the Russell 2000 Growth Index. The Fund ended the period most underweight (i.e. the Fund’s sector position was less than the benchmark position) in Information Technology, Financials, and Health Care.

As of December 31, 2009, 55% of the Fund’s assets were managed by Wellington Management Company and 45% of the assets were managed by Hartford Investment Management Company.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	0.8%
Banks (Financials)	0.6
Capital Goods (Industrials)	7.6
Commercial & Professional Services (Industrials)	3.2
Consumer Durables & Apparel (Consumer
Discretionary)	7.8
Consumer Services (Consumer Discretionary)	3.9
Diversified Financials (Financials)	1.3
Energy (Energy)	4.4
Food & Staples Retailing (Consumer Staples)	0.3
Food, Beverage & Tobacco (Consumer Staples)	1.9
Health Care Equipment & Services (Health Care)	11.7
Household & Personal Products (Consumer Staples)	2.0
Insurance (Financials)	1.1
Materials (Materials)	3.8
Media (Consumer Discretionary)	1.7
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	9.7
Real Estate (Financials)	0.7
Retailing (Consumer Discretionary)	4.8
Semiconductors & Semiconductor Equipment
(Information Technology)	5.5
Software & Service (Information Technology)	11.5
Technology Hardware & Equipment (Information
Technology)	7.2
Telecommunication Services (Services)	2.0
Transportation (Industrials)	3.3
Utilities (Utilities)	0.3
Short-Term Investments	1.6
Other Assets and Liabilities	1.3
Total	100.0%

Hartford SmallCap Growth HLS Fund inception 5/2/1994
(subadvised by:	Wellington Management Company, LLP
Hartford Investment Management Company)

Investment goal – Seeks long-term capital appreciation.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns(2) (as of 12/31/09)

	1	5	10
	Year	Year	Year
SmallCap Growth IA	35.39%	-0.27%	-1.91%
SmallCap Growth IB	35.06%	-0.51%	-2.15%
Russell 2000 Growth Index	34.47%	0.87%	-1.38%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)
Class IB shares commenced on May 1, 2002. Class IB share  performance prior to that date reflects Class IA share performance adjusted  to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The  performance after such date reflects actual Class IB share performance.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Wellington Management Company, LLP		Hartford Investment Management Company
David J. Elliot, CFA	Mammen Chally, CFA	Hugh Whelan, CFA	Kurt Cubbage, CFA
Vice President	Vice President	Managing Director	Vice President

How did the Fund perform?

The Class IA shares of the Hartford Small Cap Growth HLS Fund returned 35.39% for the twelve-month period ended December 31, 2009, outperforming the Fund’s benchmark, the Russell 2000 Growth, which returned 34.47%. For the same period, the Fund performed inline with the return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group 35.86%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

After posting steep losses in the first part of 2009 amid increasing signs of a deeper and more protracted recession, U.S. equities staged a sharp rebound beginning in March as favorable news flow from a few large financial institutions signaled to investors that the troubled Financials sector might be starting to stabilize. Adding fuel to the recovery was encouraging economic data and the U.S. Treasury Department’s updated plan to clean up bank balance sheets. The broad U.S. equity market posted positive returns for the period, aided by the strong rally from the mid-March lows.

Mid cap stocks (37.4%) outperformed small cap (27.2%) and large cap stocks (26.5%) during the period, as measured by the S&P MidCap 400, Russell 2000 and S&P 500 indices, respectively. Growth stocks (37.2%) significantly out-paced value stocks (19.7%) during the period, as measured by the Russell 1000 Growth and Russell 1000 Value indices. All ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Information Technology (60.1%), Consumer Discretionary (58.1%), and Materials (47.7%) sectors performed best, while Financials (9.6%) and Industrials (11.9%) lagged on a relative basis.

Fund performance was primarily driven by stock selection. Outperformance relative to the benchmark reflected strong selection in the Information Technology and Telecommunications Services sectors, which more than offset weaker selection in Consumer Discretionary and Materials. Sector allocation also contributed modestly to relative results.

Among the top contributors to relative performance were CV Therapeutics (Health Care), Rosetta Resources (Energy), and Salix Pharmaceutical (Health Care). Shares of U.S.-based pharmaceutical company CV Therapeutics rose as physician interest in one of its primary drugs increased following a recent label expansion. In addition, competitive takeover bids from Astellas Pharma and Gilead Sciences helped drive strong price appreciation. We eliminated the position during the period. Shares of independent oil & gas company Rosetta Resources benefited from recovering natural gas prices as well as investors’ increasing comfort with the company's transition to an emerging resource play. Specialty pharmaceutical company Salix Pharmaceutical’s shares rose as the company announced the successful outcome of two Phase III trials to evaluate the efficacy and safety of Rifaximin.Top contributors to absolute results also included personal care products and nutritional supplements company Nu Skin Enterprises (Consumer Staples).

Human Genome Science (Health Care), Medicines Company (Health Care), and Healthspring (Health Care) detracted most from relative returns during the period. Shares of biopharmaceutical company Human Genome Sciences soared after the company announced encouraging news about Benlysta, a potential treatment for lupus. We exited our position early in the period; not holding the position as the price appreciated hurt benchmark-relative returns. Specialty pharmaceutical company Medicines Co's shares fell as the company discontinued Phase III clinical trials for the development of its experimental blood clotting treatment. Healthspring, a managed health care organization focused on Medicare, saw its share price fall early in the period as fourth quarter 2008 earnings were lower than expected, reflecting higher Medicare Advantage loss ratios and lower investment yields. Another significant detractor from absolute returns (i.e. total return) during the period was Esterline Technologies (Industrials), a specialized manufacturing company principally serving aerospace and defense customers.

What is the outlook?

As the deterioration in macroeconomic data began to moderate during the first half of the year, investors removed the worst-case depression scenario from their outlook, propelling stocks higher. Government intervention helped to stabilize the financial sector, resulting in tightening credit spreads and greater flexibility for companies to raise both debt and equity financing. While recent economic releases point to an improvement from the dire outlook of early 2009, the U.S. economy is by no means out of the woods. Consumer and corporate debt levels remain high, unemployment now exceeds 10%, and the government’s unprecedented monetary and fiscal stimulus has raised the specter of inflation down the road.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of the most attractive stocks. The Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Financials, Telecommunications Services, and Energy sectors and most underweight (i.e. the Fund’s sector position was less than the benchmark position) in the Consumer Discretionary, Information Technology, and Materials sectors.

At December 31, 2009, 92% of the Fund’s assets were managed by Wellington Management Company and 8% of the assets were managed by Hartford Investment Management Company.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	0.5%
Banks (Financials)	2.1
Capital Goods (Industrials)	8.5
Commercial & Professional Services (Industrials)	4.2
Consumer Durables & Apparel (Consumer
Discretionary)	3.5
Consumer Services (Consumer Discretionary)	3.0
Diversified Financials (Financials)	1.7
Energy (Energy)	4.9
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	1.2
Health Care Equipment & Services (Health Care)	10.9
Household & Personal Products (Consumer Staples)	1.9
Insurance (Financials)	2.1
Materials (Materials)	1.9
Media (Consumer Discretionary)	1.4
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	12.6
Real Estate (Financials)	0.7
Retailing (Consumer Discretionary)	5.7
Semiconductors & Semiconductor Equipment
(Information Technology)	4.8
Software & Service (Information Technology)	15.5
Technology Hardware & Equipment (Information
Technology)	5.6
Telecommunication Services (Services)	2.5
Transportation (Industrials)	2.3
Utilities (Utilities)	0.9
Short-Term Investments	1.0
Other Assets and Liabilities	0.1
Total	100.0%

Hartford SmallCap Value HLS Fund inception 5/1/1998

(subadvised by:	Kayne Anderson Rudnick Investment Management, LLC Metropolitan West Capital Management, LLC SSgA Funds Management, Inc.)

Investment goal – Seeks capital appreciation.

Performance Overview (1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Russell 2000 Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Average Annual Returns(2) (as of 12/31/09)

	1	5	10
	Year	Year	Year
SmallCap Value IA	28.72%	2.14%	8.62%
SmallCap Value IB	28.28%	1.85%	8.37%
Russell 2000 Value Index	20.58%	-0.01%	8.27%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)
Class IB shares commenced on March 31, 2003. Class IB share  performance prior to that date reflects Class IA share performance adjusted  to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The  performance after such date reflects actual Class IB share performance.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers

Kayne Anderson Rudnick Investment Management, LLC	Metropolitan West Capital Management, LLC	SSgA Funds Management, Inc.
Robert A. Schwarzkopf	Samir Sikka	William H. DeRoche, CFA
Chief Investment Officer	Senior Vice President	Principal
Craig Stone		Chuck Martin
Senior Research Analyst		Principal
Julie Kutasov
Senior Research Analyst

How did the fund perform?

The Class IA shares of the Hartford SmallCap Value HLS Fund returned 28.72%for the twelve-month period ended December 31, 2009, outperforming the 20.58% return of the Russell 2000 Value Index and underperforming the 30.59% return of the average fund in the Lipper Small-Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The twelve-month period ended December 31, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. The broad U.S. equity market continued to decline until the early March lows, when it began to sharply rebound all the way through 2009. Within the Russell 2000 Value Index, there was a wide spread of returns in the various sectors. Nine out of ten sectors posted positive returns for the period, led by Materials (66.2%), Consumer Discretionary (66.1%) and Information Technology (60.3%). Financials (-2.4%) was the only sector with negative returns in 2009.

Stock selection was the primary driver of our performance during the period. VeriFone Holding (Information Technology) and Tempur-Pedic International (Consumer Discretionary) were top relative (i.e. performance of the Fund as measured against the benchmark) performers. A producer of point-of-sale scanners, shares of VeriFone Holdings had fallen excessively toward the end of 2008 in sympathy with the retail slowdown. VeriFone remains the global leader in its business, is generating strong cash flow and stands to benefit over the coming years from growth of non-cash payment methods (credit and debit cards) and the proliferation of new products, from point-of-sale terminals in cabs to handheld scanners in restaurants. From its low in December 2008 to the end of December 2009, shares of VeriFone have gained over 230%. Tempur-Pedic, which was one of our worst performers in 2008, boosted its gross margin and beat analysts’ expectations during the year due to lower costs and declining selling and marketing expenses, this in response to reduced consumer discretionary spending. Shares of Tempur-Pedic also increased over 230% in 2009.

Detractors from performance included Cathay General Bancorp (Financials) and Zions Bancorp (Financials). Regional banks Cathay General and Zions both decreased due to concerns over commercial real estate losses and their balance sheets caused by challenging financial credit conditions.

What is the outlook?

The worst of the economic pain is likely behind us as the massive policy response from the Treasury and the Federal Reserve has led to an improved credit environment, although not yet a completely healthy one. We believe the full impact of the Federal government stimulus program will take hold gradually and, while economic growth will turn positive, we expect it to be slower than normal over the next few years. Equity markets could do well in this environment. Slow, steady growth accompanied by relatively low and non-volatile interest rates could be positive for corporate earnings. We also believe that equity returns should beat most fixed income alternatives as investors begin to reinvest their low-yielding cash positions in the stock market.

Currently, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions relative to the benchmark were in Industrials and Health Care. Conversely, the Fund’s largest underweight (i.e. the Fund’s sector position was less than the benchmark position) position relative to the benchmark continues to be in Financials. We believe that the complementary style of the three sub-advisers provides the Fund with a well positioned portfolio in this environment to add value relative to the market and its peers.

At December 31, 2009, 34% of the Fund’s assets were managed by Kayne Anderson Rudnick Investment Management, 34% were managed by Metropolitan West Capital Management and 32% were managed by SSgA Funds Management.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	0.8%
Banks (Financials)	6.8
Capital Goods (Industrials)	10.2
Commercial & Professional Services (Industrials)	9.0
Consumer Durables & Apparel (Consumer
Discretionary)	3.5
Consumer Services (Consumer Discretionary)	3.1
Consumer Staples (Industrials)	0.0
Diversified Financials (Financials)	6.3
Energy (Energy)	7.3
Food & Staples Retailing (Consumer Staples)	0.2
Food, Beverage & Tobacco (Consumer Staples)	1.9
Health Care Equipment & Services (Health Care)	7.3
Household & Personal Products (Consumer Staples)	3.2
Insurance (Financials)	4.3
Materials (Materials)	3.8
Media (Consumer Discretionary)	0.3
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	1.9
Real Estate (Financials)	4.9
Retailing (Consumer Discretionary)	3.1
Semiconductors & Semiconductor Equipment
(Information Technology)	2.3
Software & Service (Information Technology)	6.4
Technology Hardware & Equipment (Information
Technology)	5.1
Telecommunication Services (Services)	0.8
Transportation (Industrials)	3.7
Utilities (Utilities)	2.8
Short-Term Investments	3.4
Other Assets and Liabilities	(2.4)
Total	100.0%

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

S&P 500 Index is a market capitalization weighted price index composed of 500  widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Investment goal – Seeks long-term growth of capital.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Stock IA	41.54%	1.39%	-1.36%
Stock IB	41.18%	1.14%	-1.59%
S&P 500 Index	26.45%	0.41%	-0.95%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redemption of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Managers
Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Stock HLS Fund returned 41.54% for the twelve-month period ended December 31, 2009, outperforming the Fund’s benchmark, the S&P 500 Index which returned 26.45% for the same period. The Fund also outperformed the 27.98% return of the average fund in the Lipper Large Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Broad U.S. equity markets rose during the period, but the overall results mask two significantly different market environments. From the beginning of January through early March, stocks fell sharply reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through December, stocks rallied as investors came to believe that a Depression-like scenario was less likely.

Mid cap stocks (+37%) outperformed large (+26%) and small (+27%) cap stocks during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 indices, respectively. Growth (+37%) stocks significantly outperformed Value (+20%) stocks, as measured by the Russell 1000 Growth and Russell 1000 Value indices. Within the S&P 500, the Information Technology (+62%), Materials (+48%), and Consumer Discretionary (+41%) sectors posted the largest gains. Telecommunication Services (+9%), Utilities (+12%), and Energy (+14%) gained the least.

The Fund’s outperformance versus its benchmark was driven by security selection, which was strongest in Financials, Energy, and Health Care. This was partially offset by weaker selection in Telecommunication Services and Utilities. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also contributed positively to relative (i.e. performance of the Fund as measured against the benchmark) performance due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposures to Information Technology and underweight (i.e. the Fund’s sector position was less than the benchmark position) exposures to Utilities and Telecommunication Services.

Top contributors to relative performance during the period were Goldman Sachs (Financials), Schering-Plough (Health Care) and Petrol Brasileiros (Energy). Shares of Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company would pay back its government TARP loans sooner than expected. Schering-Plough’s share price jumped after receiving a takeout offer by Merck. Brazil-based oil and gas exploration and production company Petrol Brasileiros reported solid results aided by reduced exploration and production lifting costs and strong refining and downstream earnings, driving shares higher. The Fund’s holdings in Apple (Information Technology) and Microsoft (Information Technology) also contributed positively to the Fund’s returns on an absolute (i.e. total return) basis.

Stocks that detracted the most from relative returns during the period were Shionogi (Health Care), Wells Fargo (Financials), and IBM (Information Technology). Japan-based pharmaceutical company Shionogi's third quarter domestic product sales were weaker than expected and its royalty income from international Crestor sales suffered due to the appreciating Yen. The combination of these two events forced Shionogi to lower its full year earnings outlook, driving its stock price downward. Shares of U.S. bank Wells Fargo fell early in the period amid concerns over its acquisition of Wachovia, the potential impact of worsening credit trends, and the possibility that it might have to raise additional equity. IBM reported better than expected earnings, driving the company’s share price higher. Not owning the benchmark-component stock IBM negatively impacted relative performance. General Electric (Industrials) and Exxon Mobil (Energy) also detracted from absolute returns.

What is the outlook?
It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all done with an eye towards thawing credit markets and placing a floor on the house price declines and a ceiling on housing inventory. These moves should continue to help mitigate some of the negative economic pressures, and while the outlook remains uncertain, the strong equity market performance since March lows shows investors are anticipating a recovery.

In the midst of this uncertainty we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Health Care, Information Technology, and Industrials, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 were in Telecommunication Services, Utilities, and Materials.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.5%
Banks (Financials)	4.0
Capital Goods (Industrials)	8.7
Diversified Financials (Financials)	10.5
Energy (Energy)	11.3
Food & Staples Retailing (Consumer Staples)	2.4
Food, Beverage & Tobacco (Consumer Staples)	6.1
Health Care Equipment & Services (Health Care)	5.2
Insurance (Financials)	1.9
Materials (Materials)	0.7
Media (Consumer Discretionary)	2.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.8
Retailing (Consumer Discretionary)	5.8
Semiconductors & Semiconductor Equipment (Information Technology)	2.7
Software & Services (Information Technology)	9.1
Technology Hardware & Equipment (Information Technology)	11.0
Transportation (Industrials)	3.7
Utilities (Utilities)	0.8
Short-Term Investments	1.7
Other Assets and Liabilities	(0.3)
Total	100.0%

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is  composed of securities from the Barclays Capital Government/Credit Bond Index,  Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Investment goal – Seeks a competitive total return, with income as a secondary objective.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Total Return Bond IA	15.01%	3.61%	6.08%
Total Return Bond IB	14.72%	3.35%	5.84%
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redemption of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Managers
Nasri Toutoungi	Joseph Portera	Christopher J. Zeppieri, CFA
Managing Director	Executive Vice President	Vice President

How did the Fund perform?
The Class IA Shares of the Hartford Total Return Bond HLS Fund returned 15.01% for the twelve-month period ended December 31, 2009, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 5.93%, and the Lipper Intermediate Investment Grade Debt VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 12.21%.

Why did the Fund perform this way?
The environment at the conclusion of 2008 was one of unprecedented uncertainty. Investment Grade and High Yield Corporate Bond premiums were at or near all time highs while U.S. Treasury rates across all maturities were at or near all time lows. The financial system had nearly failed and there remained tremendous ambiguity regarding the fate of the U.S. banks. However, at the onset of 2009, rays of light emerged from the darkness.

The first indication of market stabilization came from the high yield sector. Money began to flow into the sector from market participants of all types; these investors recognized the extremely depressed asset valuations and the relative value compared to equities. Investment grade Industrials followed high yield with the reopening of primary markets. Successful new issuance begot firmer markets and spurred investor appetite. The opening of markets allowed for corporate chief financial officers to term out their debt and bolster their balance sheets. The resulting increase in corporate creditworthiness further enticed investor interest, which created a cycle of spread tightening (i.e. short and long term interest rates moving closer together) through all of 2009. Meanwhile, more certainty emerged regarding the banking sector, nationalization was averted and systemic deleveraging appeared to be mostly complete.

The result of these events materialized in the form of record breaking excess returns from both investment grade and high yield corporate debt. The Fund maintained an overweight versus the benchmark to investment grade corporates throughout the year. The Fund also increased its high yield corporate bond and bank loan allocations as spreads rallied. The relative overweight and out of benchmark allocations contributed significantly to performance in 2009.

Structured products, Asset Backed Securities (ABS) and Commercial Mortgage Backed Securities (CMBS), also sharply recovered in 2009. Both benefited significantly from the Term Asset Backed Securities Loan Facility and the Public-Private Investment Program, government programs enacted to finance the releveraging of structured products. The deluge of supply that was dumped onto the market in the fall of 2008 was quickly absorbed by investors in the spring of 2009, which drove spreads tighter (i.e. short and long term interest rates moving closer together). Despite a less than optimistic view of commercial real estate, valuations compelled us to overweight CMBS in the Fund. The Fund had overweight allocations to ABS and CMBS which benefited performance over the period.

The Fund also benefited from out of benchmark positions in non agency prime and Alt-A residential passthroughs, and an Emerging Market allocation. Despite ongoing difficulties in home values and mortgage defaults, valuations of non-conforming residential mortgages recovered significantly from 2008. The Fund retained its positions through the extremes of 2008 and only began to reduce them with the recovery in the second quarter of 2009. Although the total allocation was minimal, the position contributed to outperformance. Similarly, Emerging Markets recovered nicely in 2009, and although it was also a relatively small portion of the Fund, it also contributed positively to performance.

What is the outlook?
Many Investment Grade issuers are now at valuations congruent with pre-crisis conditions. Still, there is value remaining in Corporate Bonds. In most of our expected scenarios, spreads continue to tighten and generate positive returns in Investment Grade and High Yield. Economic growth and corporate earnings are vulnerable if we have weak quarters going forward, but we feel balance sheets are adequately prepared, and we expect the high yield default rate to continue to decline. It is likely in the near term we expect to remain overweight in Corporates in both Investment Grade and High Yield in the Fund.

In the longer term, we expect that the yield curve will flatten. That said, applying that view to portfolio positioning concedes portfolio yield and therefore timing is critical. Given the continued low levels of capacity utilization and high unemployment, inflation is not likely to be a near-term threat. This should keep the federal funds rate and the short end of the curve at low levels through the coming quarters. Longer maturity Treasuries will be pressured by the enormous amount of issuance required for funding the federal deficit. We believe a flatter curve is most likely several quarters away. However, we will look to position the Fund for a flatter curve sooner should the economic recovery broaden and deepen.

Diversification by Security Type
as of December 31, 2009

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	9.7%
Call Options Purchased	0.1
Common Stocks	0.0
Corporate Bonds: Investment Grade	31.0
Corporate Bonds: Non-Investment Grade	7.3
Municipal Bonds	0.8
Preferred Stocks	0.0
Put Options Purchased	0.0
Senior Floating Rate Interests: Non-Investment Grade	2.9
U.S. Government Agencies	26.6
U.S. Government Securities	18.3
Warrants	0.0
Short-Term Investments	9.0
Other Assets and Liabilities	(5.7)
Total	100.0%

Diversification by Industry
as of December 31, 2009

Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	0.4%
Administrative Waste Management and Remediation	0.2
Air Transportation	0.1
Arts, Entertainment and Recreation	1.9
Beverage and Tobacco Product Manufacturing	1.1
Chemical Manufacturing	1.3
Computer and Electronic Product Manufacturing	0.3
Construction	0.4
Electrical Equipment, Appliance Manufacturing	0.1
Finance and Insurance	21.9
Food Manufacturing	0.2
Food Services	0.0
Foreign Governments	2.4
General Obligations	0.3
Health Care and Social Assistance	2.3
Higher Education (Univ., Dorms, etc.)	0.1
Information	5.2
Machinery Manufacturing	0.2
Mining	1.5
Miscellaneous Manufacturing	0.7
Motor Vehicle & Parts Manufacturing	0.1
Nonmetallic Mineral Product Manufacturing	0.1
Paper Manufacturing	0.3
Petroleum and Coal Products Manufacturing	2.8
Pipeline Transportation	0.7
Plastics and Rubber Products Manufacturing	0.0
Primary Metal Manufacturing	0.6
Printing and Related Support Activities	0.0
Professional, Scientific and Technical Services	0.4
Rail Transportation	0.1
Real Estate and Rental and Leasing	0.9
Retail Trade	0.4
Soap, Cleaning Compound and Toilet Manufacturing	0.1
Tax Allocation	0.0
Transit and Ground Passenger Transportation	0.0
Transportation	0.4
U.S. Government Agencies	26.6
U.S. Government Securities	18.3
Utilities	4.1
Wholesale Trade	0.1
Other Securities
Automobiles & Components	0.0
Banks	0.0
Long Call Future Option Contract	0.1
Long Put Future Option Contract	0.0
Telecommunication Services	0.0
Short-Term Investments	9.0
Other Assets and Liabilities	(5.7)
Total	100.0%

Distribution by Credit Quality
as of December 31, 2009

Percentage of
Long Term
Rating	Holdings
AAA	56.2%
AA	6.4
A	12.7
BBB	13.3
BB	4.9
B	5.0
CCC	1.3
Not Rated	0.2
Total	100.0%

Hartford U.S. Government Securities HLS Fund inception 3/24/1987
(subadvised by Hartford Investment Management Company)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Barclays Capital Intermediate Government Bond Index is an unmanaged  index of government bonds with maturities of between one and ten years.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Investment goal – Seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

Average Annual Returns(2) (as of 12/31/09)

	1	5	10
	Year	Year	Year
U.S. Government Securities IA	3.38%	2.52%	4.62%
U.S. Government Securities IB	3.12%	2.26%	4.36%
Barclays Capital Intermediate Government Bond Index	-0.32%	4.74%	5.65%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)
Class IB shares commenced on May 1, 2002. Class IB share performance  prior to that date reflects Class IA share performance adjusted to reflect the  12b-1 fee of 0.25% applicable to Class IB shares. The performance after  such date reflects actual Class IB share performance.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redemption of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Managers
Russell M. Regenauer, CFA	John Hendricks
Senior Vice President	Senior Vice President

How did the Fund perform?
The Class IA Shares of the Hartford U.S. Government Securities HLS Fund returned 3.38% for the twelve-month period ended December 31, 2009, outperforming its benchmark, the Barclays Capital Intermediate Government Bond Index, which returned -0.32%, but underperforming the Lipper General U.S. Government VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 5.99%.

Why did the Fund perform this way?
For 2009, the federal government increased its programs designed to support the capital markets. This support included the Federal Reserve increasing its commitment to purchase Agency debentures and pass-throughs from $500B to $1,250B. It also announced a Quantitative Easing program (QE) to purchase Treasury Securities. In addition, the Treasury announced the creation of the Public-Private Investment Program (PPIP) and an expansion of the Term Asset-Backed Securities Loan Facility (TALF) to include Residential and Commercial Mortgage backed securities (CMBS). The spreads in these aforementioned sectors widened considerably in the beginning of the first quarter, but with the announcement of the previously mentioned programs, spreads tightened and outperformed Treasury securities for the year.

The Fund’s outperformance versus the benchmark for the period was primarily due to out of benchmark allocations. Government Sponsored Enterprise (GSE) debentures as well as Small Business Administration (SBA) securities, GSE mortgage-backed securities, and Private Label Mortgage Backed Securities (MBS) all contributed to the Fund’s outperformance. Relatively small allocations to Asset Backed Securities (ABS) and CMBS also contributed to performance.

Detractors from the Fund’s performance over the period included duration positioning (a measure of interest-rate sensitivity) and yield curve positioning. For the period, rates finished higher, with longer maturity rates rising more than shorter maturity rates.

What is the outlook?
While data continue to indicate a more stable economic environment, it remains to be seen whether the recovery can continue once stimulus support expires amid continued weak economic fundamentals.

We expect the Fed to exit its MBS purchase program during the 1st quarter of 2010, and we believe interest rate volatility could rise as this occurs. This would likely result in MBS securities underperforming Treasury securities. We also expect further declines in housing prices later in 2010, but the pace and rate of the decline will be affected by the scope and success of mortgage modifications. Uncertainty over current and future housing legislation will keep prepayment and loss severity uncertainty in Residential Mortgage Backed Securities high. We will also continue to monitor the rates markets closely, as increased Government involvement could result in a record supply of Treasury securities. We expect below normal (for a post recessionary period) economic growth to continue to support a low rate environment, but the growing supply of Treasury debt will put upward pressure on interest rates as time goes on.

Diversification by Security Type
as of December 31, 2009

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	7.8%
Call Options Purchased	0.0
Corporate Bonds: Investment Grade	4.0
Put Options Purchased	0.0
U.S. Government Agencies	65.9
U.S. Government Securities	20.3
Short-Term Investments	1.3
Other Assets and Liabilities	0.7
Total	100.0%

Distribution by Credit Quality
as of December 31, 2009

Percentage of
Long Term
Rating	Holdings
AAA	95.7%
AA	0.5
A	0.5
BBB	1.0
BB	0.7
B	0.1
CCC	1.1
Not Rated	0.4
Total	100.0%

Hartford Value HLS Fund inception 4/30/2001
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 4/30/01 - 12/31/09
Growth of $10,000 investment

Russell 1000 Value Index is an unmanaged index measuring the performance of  those Russell 1000 Index companies with lower price-to-book ratios and lower  forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Investment goal – Seeks long-term total return.

Average Annual Returns (as of 12/31/09)

	1	5	Since
	Year	Year	Inception
Value IA	24.37%	3.33%	3.05%
Value IB	24.06%	3.07%	2.80%
Russell 1000 Value Index	19.69%	-0.25%	2.20%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redemption of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Managers
Karen H. Grimes, CFA	Ian Link, CFA	W. Michael Reckmeyer, III, CFA
Senior Vice President	Vice President	Senior Vice President

How did the Fund perform?
The Class IA shares of the Hartford Value HLS Fund returned 24.37% for the twelve-month period ended December 31, 2009, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 19.69% for the same period. The Fund also outperformed the 23.20% return of the average fund in the Lipper Large Cap Value VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Broad U.S. equity markets rose during the period, but this overall increase masks two significantly different market environments. From January through early March, stocks fell sharply reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. Beginning in early March stocks rallied through December as investors came to believe that a Depression-like scenario was less likely. Sector returns within the Russell 1000 Value Index diverged widely in this environment, with strength in Materials (+63%), Information Technology (+58%), and Consumer Discretionary (+50%) overshadowing relative (i.e. performance of the Fund as measured against the benchmark) weakness in Energy (+9%) and Telecommunication Services (+9%).

The Fund’s outperformance versus its benchmark was due to favorable stock selection as well as sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions. Stock selection was particularly strong in Industrials, Energy, and Consumer Staples, more than offsetting weaker selection in Information Technology, Financials, and Consumer Discretionary. The Fund’s overweights to Information Technology and Materials and underweight (i.e. the Fund’s sector position was less than the benchmark position) in Financials also helped benchmark-relative results.

Among the top contributors to benchmark-relative returns were Goldman Sachs (Financials), Citigroup (Financials), and Schering-Plough (Health Care). Shares of U.S. bank holding company and investment bank Goldman Sachs Group benefited from the firm's relative strength versus peers, its ability to pay back government loans, and an earnings lift from its underwriting business in the wake of high levels of new stock offerings. We purchased Citigroup early in the period and eliminated it after determining the fundamentals were continuing to deteriorate. Its stock price fell as a result. Since Citigroup is a large benchmark component, our lack of exposure through most of the period benefited our relative results. Shares of pharmaceutical company Schering-Plough jumped after the company announced a definitive merger agreement with Merck. Top absolute contributors for the period also included JPMorgan Chase (Financials) and Newfield Exploration (Energy).

ACE (Financials), International Paper (Materials), and Freeport-McMoRan (Materials) detracted most from benchmark-relative returns. Worldwide property/casualty insurance and reinsurance provider ACE underperformed over the course of the year on concerns over its reserve levels. Not owning International Paper as the stock rallied from March through October hurt relative results. Shares of mining company Freeport McMoRan jumped amid surging profits and improving commodity prices. We did not own the benchmark-component stock, which negatively impacted relative performance. Stocks that detracted most from absolute (i.e. total return) returns included Exxon Mobile (Energy), banking firm U.S. Bancorp (Financials) and industrial and financial conglomerate General Electric (Industrials).

What is the outlook?
As the deterioration in macroeconomic data began to moderate during the first half of the year, investors removed the worst-case depression scenario from their outlook, propelling stocks higher. Government intervention helped to stabilize the financial sector, resulting in tightening credit spreads and greater flexibility for companies to raise both debt and equity financing. While recent economic releases point to an improvement from the dire outlook of early 2009, the U.S. economy is by no means out of the woods. Consumer and corporate debt levels remain high, unemployment now exceeds 10%, and the government’s unprecedented monetary and fiscal stimulus has raised the specter of inflation down the road.

The market’s sharp rally off its March lows narrowed or eliminated many previously-attractive disparities between market price and our assessment of fair value. The strength of the rally suggests that investors are pricing in not just the removal of the worst-case scenario, but a robust economic recovery. In this environment we continue to apply our time-tested philosophy focused on building a portfolio in which expected growth and the dividend yield are better than the market, and valuations are lower than the market. Based on bottom-up stock decisions, we ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Information Technology, Health Care, and Materials sectors; our largest underweights were in Utilities, Telecommunications Services, and Financials.

At a meeting held on August 5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of a series of the Company, Hartford Equity Income HLS Fund, into another series of the Company, Hartford Value HLS Fund (“Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about March 19, 2010, or on such a date as the officers of the Company determine.

At the same meeting held on August 5, 2009, the Board of Directors of Hartford HLS Series Fund II, Inc. approved on behalf of Hartford Value Opportunities HLS Fund (the “Acquired Fund”), and the Board of Directors of Hartford Series Fund, Inc. approved on behalf of Hartford Value Fund HLS (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”). The Board of Directors of Hartford HLS Series Fund II, Inc. has called for a Special Meeting of the Shareholders of the Acquired Fund to be held on or about January 26, 2010, for the purpose of seeking the approval of the Agreement and Plan of Reorgaization (the “Reorganization Agreement”) by the Shareholders of the Acquired Fund. If approved, the Reorganization is expected to occur on or about the close of business on March 19, 2010.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.5%
Banks (Financials)	5.4
Capital Goods (Industrials)	10.1
Commercial & Professional Services (Industrials)	1.0
Consumer Durables & Apparel (Consumer Discretionary)	1.8
Diversified Financials (Financials)	10.3
Energy (Energy)	17.5
Food & Staples Retailing (Consumer Staples)	1.8
Food, Beverage & Tobacco (Consumer Staples)	4.4
Health Care Equipment & Services (Health Care)	4.8
Household & Personal Products (Consumer Staples)	0.9
Insurance (Financials)	6.2
Materials (Materials)	5.8
Media (Consumer Discretionary)	1.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.0
Retailing (Consumer Discretionary)	4.4
Semiconductors & Semiconductor Equipment (Information Technology)	4.0
Software & Services (Information Technology)	1.8
Technology Hardware & Equipment (Information Technology)	3.1
Telecommunication Services (Services)	3.0
Transportation (Industrials)	0.7
Utilities (Utilities)	3.2
Short-Term Investments	0.4
Other Assets and Liabilities	0.3
Total	100.0%

Hartford Value Opportunities HLS Fund inception 5/1/1996
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Russell 1000 Value Index is an unmanaged index measuring the performance of  those Russell 1000 Index companies with lower price-to-book ratios and lower  forecasted growth values.

Russell 3000 Value Index is an unmanaged index measuring the performance of  those Russell 3000 Index companies with lower price-to-book ratios and lower  forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Investment goal – Seeks capital appreciation.

Average Annual Returns(2) (as of 12/31/09)

	1	5	10
	Year	Year	Year
Value Opportunities IA	46.75%	0.88%	4.33%
Value Opportunities IB	46.37%	0.63%	4.07%
Russell 1000 Value Index	19.69%	-0.25%	2.47%
Russell 3000 Value Index	19.76%	-0.24%	2.88%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

(2)
Class IB shares commenced on May 1, 2002. Class IB share performance  prior to that date reflects Class IA share performance adjusted to reflect the  12b-1 fee of 0.25% applicable to Class IB shares. The performance after  such date reflects actual Class IB share performance.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redemption of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Managers
David R. Fassnacht, CFA	James N. Mordy	David W. Palmer, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Value Opportunities HLS Fund returned 46.75% for the twelve-month period ended December 31, 2009, versus the returns of 19.69% for the Russell 1000 Value Index and 19.76% for the Russell 3000 Value Index. The Fund outperformed the 26.77% return of the average fund in the Lipper Multi Cap Value VP-UF Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
After a tumultuous first quarter, global equities finished 2009 up sharply from the beginning of the year. Extraordinary government measures helped to stabilize global economies and markets throughout the year, while low interest rates, better than expected corporate earnings, and improving economic data provided a favorable backdrop for equities.

In this environment, the growth indices outpaced value indices, as measured by the Russell 3000 Growth Index (37.0%) and Russell 3000 Value Index (19.8%), respectively. Midcap stocks, as measured by Russell Midcap (40.5%), outperformed large cap stocks, as measured by Russell 1000 Index (28.4%) and small cap stocks, as measured by Russell 2000 Index(27.2%). All ten sectors within the Russell 3000 Value Index posted positive returns with Materials, Information Technology, and Consumer Discretionary leading the way, while Telecommunication Services and Energy rose the least.

Positive stock selection in seven of the ten broad economic sectors was the primary driver of the Fund’s outperformance versus its benchmark. Security selection was most additive in Energy, Financials, and Consumer Staples, while results trailed the benchmark in Industrials and Utilities. Sector allocation also contributed positively to the Fund’s relative (i.e. performance of the Fund as measured against the benchmark) performance, due largely to overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Information Technology and Financials.

The largest contributors to relative and absolute (i.e. total return) performance were TRW Automotive (Consumer Discretionary), Newfield Exploration (Energy) and Marine Harvest (Consumer Staples). Shares of auto parts supplier TRW Automotive advanced due to signs of stabilizing auto sales in the U.S. and Europe. The company amended its bank credit facility to ease covenant restrictions, addressing concerns that the company would violate interest coverage metrics. Oil and gas producer Newfield Exploration rallied as investors became more convinced that the oversupply situation in the natural gas industry would start to self-correct near-term. In addition, the company’s new CEO has done a better job of focusing attention on the value of the company’s reserve base. Salmon farming company Marine Harvest’s shares moved significantly higher as the global supply-demand balance tightened and fish prices increased. In addition, Wall Street’s concerns that the company would need to raise equity to repay debt abated as interest coverage metrics improved with rising product prices.

The largest detractors from relative performance included U.S. Airways (Industrials), ACE (Financials), and Comcast (Consumer Discretionary). Shares of U.S. Airways fell as demand for air travel declined even faster than aggressive industry capacity cuts, and a decline in high-fare business travel also affected revenue-per-seat metrics. Worldwide property/casualty insurance and reinsurance provider ACE saw its shares decline as investors became concerned about weakness in the property and casualty pricing cycle. Shares of Comcast, the largest U.S. cable company, underperformed following rumors of its intent to acquire NBC Universal, though the share price recovered somewhat late in the fourth quarter, after the actual deal terms were announced. In addition, continued weakness in new home construction, weak employment and concerns surrounding video bypass of cable continued to weigh on Comcast’s valuation. Continued weakness in new home construction, weak employment and concerns surrounding video bypass of cable continued to weigh on valuation. Top detractors from absolute returns also included Humana (Health Care) and General Electric (Industrials).

What is the outlook?
Markets finished the year on a solid note, marking the third straight quarter of gains for the major indices, but the tone of Wall Street commentary on the direction of fundamentals remains as bifurcated and shrill as ever. While investors argue amongst themselves about the future direction of leading indicators, interest rates and the dollar, coincident indicators are finally showing some improvement in layoffs, inventory trends and disposable income, which we believe should support corporate profits.

Against this backdrop, the Fund ended the period most overweight Information Technology, Financials, and Health Care, and most underweight (i.e. the Fund’s sector position was less than the benchmark position) Telecommunication Services and Utilities relative to the benchmark.

At a meeting held on August 5, 2009, the Board of Directors of Hartford HLS Series Fund II, Inc. approved on behalf of Hartford Value Opportunities HLS Fund (the “Acquired Fund”), and the Board of Directors of Hartford Series Fund, Inc. approved on behalf of Hartford Value Fund HLS (the “Acquiring Fund”), the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”). The Board of Directors of Hartford HLS Series Fund II, Inc. has called for a Special Meeting of the Shareholders of the Acquired Fund to be held on or about January 26, 2010, for the purpose of seeking the approval of the Agreement and Plan of Reorgaization (the “Reorganization Agreement”) by the Shareholders of the Acquired Fund. If approved, the Reorganization is expected to occur on or about the close of business on March 19, 2010.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	3.3%
Capital Goods (Industrials)	7.4
Consumer Durables & Apparel (Consumer Discretionary)	0.6
Consumer Services (Consumer Discretionary)	1.4
Diversified Financials (Financials)	10.9
Energy (Energy)	16.9
Food & Staples Retailing (Consumer Staples)	1.9
Food, Beverage & Tobacco (Consumer Staples)	1.7
Health Care Equipment & Services (Health Care)	4.1
Insurance (Financials)	10.7
Materials (Materials)	5.4
Media (Consumer Discretionary)	2.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.5
Real Estate (Financials)	1.1
Retailing (Consumer Discretionary)	3.7
Semiconductors & Semiconductor Equipment (Information Technology)	0.7
Software & Services (Information Technology)	2.5
Technology Hardware & Equipment (Information Technology)	9.0
Transportation (Industrials)	4.2
Utilities (Utilities)	3.7
Short-Term Investments	1.6
Other Assets and Liabilities	(0.1)
Total	100.0%

Hartford Advisers HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 65.6%
	Automobiles & Components — 1.0%
2,350	Ford Motor Co. ●	$23,499
768	Harley-Davidson, Inc.	19,364
		42,863
	Banks — 2.7%
767	PNC Financial Services Group, Inc.	40,512
400	Standard Chartered plc	10,092
4,194	Washington Mutual, Inc. Private
	Placement Ù●†	527
2,264	Wells Fargo & Co.	61,096
		112,227
	Capital Goods — 5.9%
549	Boeing Co.	29,739
338	Cummins, Inc.	15,505
441	General Dynamics Corp.	30,077
2,002	General Electric Co.	30,292
914	Ingersoll-Rand plc	32,681
1,010	Masco Corp.	13,952
317	Rockwell Collins, Inc.	17,549
151	Siemens AG ADR	13,810
542	Stanley Works.	27,934
1,944	Textron, Inc.	36,568
		248,107
	Diversified Financials — 5.4%
674	Ameriprise Financial, Inc.	26,176
1,329	Discover Financial Services, Inc.	19,543
151	Franklin Resources, Inc.	15,891
230	Goldman Sachs Group, Inc.	38,749
793	Invesco Ltd.	18,632
1,454	JP Morgan Chase & Co.	60,601
2,648	UBS AG ADR ●	41,075
		220,667
	Energy — 7.8%
353	Anadarko Petroleum Corp.	22,015
240	BP plc ADR	13,895
335	Cameco Corp.	10,790
961	ConocoPhillips Holding Co.	49,053
189	Devon Energy Corp.	13,914
226	EOG Resources, Inc.	21,980
638	Exxon Mobil Corp.	43,512
442	Hess Corp.	26,717
507	OAO Gazprom Class S ADR.	12,931
595	Occidental Petroleum Corp.	48,371
428	Petroleo Brasileiro S.A. ADR	20,412
370	Suncor Energy, Inc.	13,053
1,378	Williams Cos., Inc.	29,044
		325,687
	Food & Staples Retailing — 1.7%
471	CVS/Caremark Corp.	15,171
646	Sysco Corp.	18,038
686	Wal-Mart Stores, Inc.	36,656
		69,865
	Food, Beverage & Tobacco — 4.2%
661	Campbell Soup Co.	22,325
651	General Mills, Inc.	46,090
1,255	PepsiCo, Inc.	76,298
1,031	Unilever N.V. NY Shares ADR	33,326
		178,039
	Health Care Equipment & Services — 3.6%
391	Cardinal Health, Inc.	12,609
196	CareFusion Corp. ●	4,891
50	Intuitive Surgical, Inc. ●	15,196
1,040	Medtronic, Inc.	45,717
503	St. Jude Medical, Inc. ●	18,482
998	UnitedHealth Group, Inc.	30,422
555	Varian Medical Systems, Inc. ●	25,997
		153,314
	Insurance — 1.3%
533	ACE Ltd.	26,861
1,292	Marsh & McLennan Cos., Inc.	28,523
		55,384
	Materials — 0.5%
88	Rio Tinto plc ADR	18,868
	Media — 1.6%
4,044	Comcast Corp. Class A	68,178
	Pharmaceuticals, Biotechnology & Life Sciences — 7.3%
355	Amgen, Inc. ●	20,088
257	Celgene Corp. ●	14,299
1,353	Daiichi Sankyo Co., Ltd.	28,370
1,984	Elan Corp. plc ADR ●	12,936
467	Eli Lilly & Co.	16,659
110	Forest Laboratories, Inc. ●	3,545
202	Johnson & Johnson	12,998
1,610	Merck & Co., Inc.	58,833
3,426	Pfizer, Inc.	62,326
87	Roche Holding AG	14,817
1,200	Shionogi & Co., Ltd.	26,007
318	UCB S.A.	13,284
482	Vertex Pharmaceuticals, Inc. ●	20,658
		304,820
	Retailing — 4.0%
106	Amazon.com, Inc. ●	14,313
11,241	Buck Holdings L.P. Ù●†	23,034
381	Kohl’s Corp. ●	20,553
2,110	Lowe’s Co., Inc.	49,358
362	Nordstrom, Inc.	13,607
1,105	Staples, Inc.	27,167
429	Target Corp.	20,756
		168,788
	Semiconductors & Semiconductor Equipment — 1.9%
495	Lam Research Corp. ●	19,417
1,729	Maxim Integrated Products, Inc.	35,100
947	Texas Instruments, Inc.	24,679
		79,196
	Software & Services — 6.1%
574	Accenture plc	23,834
1,011	Automatic Data Processing, Inc.	43,287
93	Google, Inc. ●	57,534
2,652	Microsoft Corp.	80,859

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Software & Services — (continued)
1,974	Western Union Co.	$37,213
827	Yahoo!, Inc. ●	13,874
		256,601
	Technology Hardware & Equipment — 7.4%
322	Apple, Inc. ●	67,939
3,569	Cisco Systems, Inc. ●	85,435
1,475	Dell, Inc. ●	21,179
1,305	Hewlett-Packard Co.	67,226
1,172	Qualcomm, Inc.	54,207
823	Seagate Technology	14,963
		310,949
	Transportation — 2.6%
3,844	Delta Air Lines, Inc. ●	43,741
376	FedEx Corp.	31,413
601	United Parcel Service, Inc. Class B	34,491
		109,645
	Utilities — 0.6%
482	Exelon Corp.	23,560
	Total common stocks
	(cost $2,443,452)	$2,746,758

PREFERRED STOCKS — 1.8%
	Diversified Financials — 1.8%
4,985	Bank of America Corp. Y	$74,375
	Total preferred stocks
	(cost $74,773)	$74,375

WARRANTS — 0.0%
	Banks — 0.0%
524	Washington Mutual, Inc. Private
	Placement Ù●†	$—
	Total warrants (cost $—)	$—

ASSET & COMMERCIAL MORTGAGE BACKED
SECURITIES — 0.9%
	Finance and Insurance — 0.9%
	Citibank Credit Card Issuance Trust
$11,945	5.65%, 09/20/2019	$12,938
	Harley-Davidson Motorcycle Trust
12,375	5.21%, 06/17/2013	12,858
	Marriott Vacation Club Owner Trust
897	5.36%, 10/20/2028 ■	881
	USAA Automotive Owner Trust
11,285	4.50%, 10/15/2013	11,801
		38,478
	Total asset & commercial
	mortgage backed securities
	(cost $36,486)	$38,478

CORPORATE BONDS: INVESTMENT GRADE — 13.4%
	Air Transportation — 0.4%
	Continental Airlines, Inc.
$4,140	5.98%, 04/19/2022	$3,995
	Southwest Airlines Co.
8,700	5.75%, 12/15/2016	8,598
3,281	6.15%, 08/01/2022	3,249
		15,842
	Arts, Entertainment and Recreation — 0.0%
	News America Holdings, Inc.
1,175	5.65%, 08/15/2020 ■	1,224
	Beverage and Tobacco Product Manufacturing — 0.1%
	Anheuser-Busch InBev N.V.
3,100	7.75%, 01/15/2019 ■	3,629
	Coca-Cola Enterprises, Inc.
500	8.50%, 02/01/2022	642
		4,271
	Computer and Electronic Product Manufacturing — 0.1%
	Dell, Inc.
2,735	5.88%, 06/15/2019	2,894
	Electrical Equipment, Appliance Manufacturing — 0.2%
	General Electric Co.
6,925	5.00%, 02/01/2013	7,326
	Finance and Insurance — 8.7%
	Ace INA Holdings, Inc.
700	5.88%, 06/15/2014	759
	American Express Centurion Bank
6,350	6.00%, 09/13/2017	6,580
	ANZ National Ltd.
1,360	2.38%, 12/21/2012 ■	1,350
	AXA Financial, Inc.
6,400	7.00%, 04/01/2028	6,088
	Berkshire Hathaway Finance Corp.
5,500	4.85%, 01/15/2015	5,888
	Brandywine Operating Partnership
9,585	6.00%, 04/01/2016	8,797
	Capital One Bank
3,750	6.50%, 06/13/2013	4,031
	Capital One Capital IV
1,625	6.75%, 02/17/2037	1,349
	CDP Financial, Inc.
3,100	4.40%, 11/25/2019 ■	2,969
	Cincinnati Financial Corp.
10,000	6.92%, 05/15/2028	9,663
	Citibank NA
26,000	1.88%, 06/04/2012	26,149
	Citigroup, Inc.
8,800	6.00%, 10/31/2033	7,572
520	8.13%, 07/15/2039	587
	Discover Financial Services, Inc.
7,220	6.45%, 06/12/2017	6,757
	Eaton Vance Corp.
3,180	6.50%, 10/02/2017	3,288
	Everest Reinsurance Holdings, Inc.
4,525	5.40%, 10/15/2014	4,421
	Goldman Sachs Group, Inc.
20,000	1.63%, 07/15/2011	20,179
5,500	5.30%, 02/14/2012	5,836
6,000	5.63%, 01/15/2017	6,128
	Health Care Properties
6,530	6.00%, 01/30/2017	6,145

The accompanying notes are an integral part of these financial statements.

Hartford Advisers HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Finance and Insurance — (continued)
	HSBC Finance Corp.
$12,500	5.50%, 01/19/2016	$13,114
	International Lease Finance Corp.
10,500	5.00%, 09/15/2012	8,804
6,350	5.63%, 09/15/2010	6,281
	Jackson National Life Insurance Co.
12,650	8.15%, 03/15/2027 ■	12,834
	John Deere Capital Corp.
8,320	4.88%, 10/15/2010	8,609
	JP Morgan Chase & Co.
3,500	3.70%, 01/20/2015	3,510
10,375	5.13%, 09/15/2014	10,943
	Kimco Realty Corp.
7,880	5.78%, 03/15/2016	7,780
	Liberty Mutual Group, Inc.
8,750	5.75%, 03/15/2014 ■	8,625
	Liberty Property L.P.
1,725	6.63%, 10/01/2017	1,673
	Merrill Lynch & Co., Inc.
11,000	5.00%, 02/03/2014	11,132
1,000	6.40%, 08/28/2017	1,053
6,000	6.88%, 04/25/2018	6,465
	Morgan Stanley
13,000	5.38%, 10/15/2015	13,432
	National City Corp.
4,250	6.88%, 05/15/2019	4,499
	New England Mutual Life Insurance Co.
6,000	7.88%, 02/15/2024 ■	6,387
	Nordea Bank AB
1,790	3.70%, 11/13/2014 ■	1,786
	Paccar Financial Corp.
1,460	1.95%, 12/17/2012	1,445
	Postal Square L.P.
31,381	8.95%, 06/15/2022	38,315
	Prologis Trust
6,500	5.63%, 11/15/2016	5,990
	Prudential Financial, Inc.
8,000	5.50%, 03/15/2016	8,011
	Realty Income Corp.
4,830	6.75%, 08/15/2019	4,730
	Republic New York Capital I
500	7.75%, 11/15/2006	459
	Simon Property Group L.P.
9,065	6.10%, 05/01/2016	9,251
	Sovereign Bancorp, Inc.
4,795	8.75%, 05/30/2018	5,541
	Sovereign Capital Trust IV
7,250	7.91%, 06/13/2036	6,237
	Svenska Handelsbanken AB
2,900	4.88%, 06/10/2014 ■	3,039
	UnitedHealth Group, Inc.
2,500	5.50%, 11/15/2012	2,669
	Wachovia Corp.
10,000	5.25%, 08/01/2014	10,352
	WEA Finance LLC
5,000	7.13%, 04/15/2018 ■	5,467
		362,969
	Health Care and Social Assistance — 0.5%
	CVS Corp.
7,725	6.13%, 08/15/2016	8,318
	Express Scripts, Inc.
1,020	6.25%, 06/15/2014	1,113
	Merck & Co., Inc.
2,100	4.00%, 06/30/2015	2,190
	Schering-Plough Corp.
9,000	5.30%, 12/01/2013	9,892
		21,513
	Information — 1.1%
	AT&T, Inc.
2,510	6.80%, 05/15/2036	2,673
	BellSouth Telecommunications
650	7.00%, 12/01/2095	637
	Comcast Corp.
8,000	5.90%, 03/15/2016	8,615
	Fiserv, Inc.
6,400	6.13%, 11/20/2012	6,969
	France Telecom S.A.
1,300	4.38%, 07/08/2014	1,358
	Intuit, Inc.
7,900	5.40%, 03/15/2012	8,393
	Oracle Corp.
2,850	6.13%, 07/08/2039	2,993
	Telecom Italia Capital
2,900	7.00%, 06/04/2018	3,191
	Time Warner Cable, Inc.
4,580	5.85%, 05/01/2017	4,812
	Verizon Communications, Inc.
5,000	5.35%, 02/15/2011	5,214
	Verizon Global Funding Corp.
500	7.25%, 12/01/2010	528
		45,383
	Machinery Manufacturing — 0.2%
	Xerox Corp.
6,000	5.50%, 05/15/2012	6,341
	Motor Vehicle & Parts Manufacturing — 0.2%
	DaimlerChrysler NA Holdings Corp.
9,550	6.50%, 11/15/2013	10,469
	Petroleum and Coal Products Manufacturing — 0.3%
	Atmos Energy Corp.
5,875	6.35%, 06/15/2017	6,234
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,200	5.50%, 09/30/2014 ■	1,257
	Weatherford International Ltd.
5,500	5.95%, 06/15/2012	5,887
		13,378
	Pipeline Transportation — 0.1%
	Kinder Morgan Energy Partners L.P.
5,000	6.95%, 01/15/2038	5,329
	Real Estate and Rental and Leasing — 0.2%
	COX Communications, Inc.
9,000	5.45%, 12/15/2014	9,642
	Retail Trade — 0.1%
	Staples, Inc.
2,525	9.75%, 01/15/2014	3,077
The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Soap, Cleaning Compound and Toilet
	Manufacturing — 0.3%
	Procter & Gamble Co.
$11,203	9.36%, 01/01/2021	$13,663
	Utilities — 0.9%
	Consolidated Edison Co. of NY
4,605	5.30%, 12/01/2016	4,796
	Enel Finance International
4,045	6.80%, 09/15/2037 ■	4,473
	Indianapolis Power and Light
8,000	6.60%, 06/01/2037 ■	8,483
	MidAmerican Energy Co.
6,000	5.65%, 07/15/2012	6,477
	Niagara Mohawk Power Corp.
2,510	3.55%, 10/01/2014 ■	2,502
	Southern California Edison Co.
8,000	5.55%, 01/15/2037	7,954
	Taqa Abu Dhabi National Energy Co.
2,965	5.88%, 10/27/2016 ■	2,857
	Wisconsin Electric Power Co.
1,960	4.25%, 12/15/2019	1,915
		39,457
	Total corporate bonds: investment grade
	(cost $549,306)	$562,778

MUNICIPAL BONDS — 0.8%
	General Obligations — 0.3%
	California State Taxable,
$1,450	6.20%, 10/01/2019	$1,399
	Chicago Metropolitan Water Reclamation Dist
	Taxable,
685	5.72%, 12/01/2038	684
	Los Angeles USD,
4,300	5.75%, 07/01/2034	3,972
	Oregon School Boards Association, Taxable
	Pension,
10,000	4.76%, 06/30/2028	8,454
		14,509
	Higher Education (Univ., Dorms, etc.) — 0.2%
	Curators University, MO, Taxable System Facs
	Rev,
2,170	5.96%, 11/01/2039	2,216
	Massachusetts School Building Auth,
2,500	5.72%, 08/15/2039	2,457
	University of California,
1,960	5.77%, 05/15/2043	1,902
		6,575
	Housing (HFA’S, etc.) — 0.0%
	University of California,
1,935	6.58%, 05/15/2049	1,880
	Tax Allocation — 0.1%
	Dallas, TX, Area Rapid Transit Taxable Sales Tax Rev,
2,200	6.00%, 12/01/2044	2,253
	Transportation — 0.2%
	Bay Area Toll Auth,
3,100	6.26%, 04/01/2049	2,961
	Illinois State Toll Highway Auth, Taxable Rev,
365	6.18%, 01/01/2034	363
	Maryland State Transit Auth,
1,350	5.89%, 07/01/2043	1,352
	New York and New Jersey PA,
975	5.86%, 12/01/2024	1,012
570	6.04%, 12/01/2029	570
	North Texas Tollway Auth Rev Taxable,
3,400	6.72%, 01/01/2049	3,532
		9,790
	Total municipal bonds
	(cost $37,040)	$35,007

U.S. GOVERNMENT AGENCIES — 0.5%
	Federal National Mortgage Association — 0.0%
$68	6.50%, 05/01/2036 — 07/01/2038	$73
	Government National Mortgage Association — 0.5%
6,031	6.00%, 06/15/2024 — 05/15/2035	6,438
2,024	6.50%, 03/15/2026 — 02/15/2035	2,189
7,912	7.00%, 11/15/2031 — 11/15/2033	8,733
76	7.50%, 09/16/2035	84
1,249	8.00%, 09/15/2026 — 02/15/2031	1,434
86	9.00%, 06/20/2016 — 06/15/2022	96
		18,974
	Total U.S. government agencies
	(cost $17,773)	$19,047

U.S. GOVERNMENT SECURITIES — 13.8%
	Other Direct Federal Obligations — 3.3%
	Federal Financing Corporation — 0.4%
$6,500	5.24%, 12/06/2013 O	$5,736
11,117	5.25%, 12/27/2013 O	9,779
		15,515
	Tennessee Valley Authority — 2.9%
64,300	4.38%, 06/15/2015	67,478
50,000	6.00%, 03/15/2013	55,946
		123,424
		138,939
	U.S. Treasury Securities — 10.5%
	U.S. Treasury Bonds — 2.1%
5,000	4.25%, 05/15/2039	4,691
22,000	4.38%, 02/15/2038	21,120
18,000	6.00%, 02/15/2026	21,057
33,650	6.25%, 08/15/2023	40,191
		87,059

The accompanying notes are an integral part of these financial statements.

Hartford Advisers HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
U.S. GOVERNMENT SECURITIES — (continued)
	U.S. Treasury Notes — 8.4%
$166,500	1.00%, 07/31/2011 — 09/30/2011		$166,664
30,000	1.38%, 05/15/2012		30,000
42,000	2.38%, 08/31/2010		42,556
23,000	2.75%, 02/15/2019		21,174
35,000	3.88%, 02/15/2013 — 05/15/2018		36,035
30,135	4.13%, 08/15/2010		30,840
13,000	4.25%, 08/15/2013		14,028
9,950	4.75%, 05/31/2012		10,745
			352,042
			439,101
	Total U.S. government securities
	(cost $566,907)		$578,040
	Total long-term investments
	(cost $3,725,737)		$4,054,483

	SHORT-TERM INVESTMENTS — 3.1%
	Repurchase Agreements — 3.1%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $30,355,
	collateralized by FHLMC 4.00% — 6.00%,
	2022 — 2039, FNMA 5.00% — 7.00%,
	2028 — 2047, value of $30,962)
$30,355	0.005%, 12/31/2009		$30,355
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $55,988,
	collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $57,108)
55,988	0.010%, 12/31/2009		55,988
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $21,946,
	collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $22,484)
21,946	0.010%, 12/31/2009		21,946
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $243, collateralized by
	U.S. Treasury Note 1.50%, 2013, value
	of $249)
243	0.001%, 12/31/2009		243
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $20,752, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value
	of $21,167)
20,752	0.010%, 12/31/2009		20,752
			129,284
	Total short-term investments
	(cost $129,284)		$129,284
	Total investments
	(cost $3,855,021) ▲	99.9%	$4,183,767
	Other assets and liabilities	0.1%	2,500
	Total net assets	100.0%	$4,186,267

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.1% of total net assets at December 31, 2009. Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $3,946,415 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$459,447
Unrealized Depreciation	(222,095)
Net Unrealized Appreciation.	$237,352

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $23,561, which represents 0.56% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $67,763, which represents 1.62% of total net assets.

Y	Convertible security.

O	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	11,241	Buck Holdings L.P.	$10,665
04/2008	524	Washington Mutual, Inc. Private
		Placement Warrants	—
04/2008	4,194	Washington Mutual, Inc. Private
		Placement	36,700

The aggregate value of these securities at December 31, 2009 was $23,561 which represents 0.56% of total net assets.

PA — Port Authority
USD — United School District

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Credit Default Swap Agreements Outstanding at December 31, 2009

						Unrealized
	Reference	Buy/Sell	Pay/Receive	Expiration	Notional	Appreciation/
Counterparty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)
Goldman Sachs International	CDS North American Investment Grade Index	Sell	1.00%	12/20/14	$42,000	$115

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$38,478	$—	$38,478	$—
Common Stocks ‡	2,746,758	2,630,627	92,570	23,561
Corporate Bonds: Investment Grade.	562,778	—	555,534	7,244
Municipal Bonds	35,007	—	35,007	—
Preferred Stocks ‡	74,375	74,375	—	—
U.S. Government Agencies	19,047	—	19,047	—
U.S. Government Securities	578,040	—	578,040	—
Warrants ‡	—	—	—	—
Short-Term Investments	129,284	—	129,284	—
Total	$4,183,767	$2,705,002	$1,447,960	$30,805
Other Financial Instruments *	$115	$—	$115	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	Gain (Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Asset & Commercial Mortgage Backed
Securities	$4,580	$(3,577)	$4,145	*	$(5,148)	$—	$—
Common Stock	10,906	—	12,655	†	—	—	23,561
Corporate Bonds	5,251	—	2,105	‡	(112)	—	7,244
Total	$20,737	$(3,577)	$18,905		$(5,260)	$—	$30,805

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $—.

†	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $12,655.

‡	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $2,105.

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 97.9%
	Automobiles & Components — 3.9%
1,802	ArvinMeritor, Inc.	$20,141
270	Daimler AG	14,407
26,457	Ford Motor Co. ●	264,567
386	Harley-Davidson, Inc.	9,732
234	Johnson Controls, Inc.	6,377
3,229	Modine Manufacturing Co.	38,231
582	Tenneco Automotive, Inc. ●	10,312
856	TRW Automotive Holdings Corp. ●	20,434
		384,201
	Banks — 5.0%
2,427	Banco Santander Brasil S.A.	33,828
972	HSBC Holding plc	11,087
1,236	Huntington Bancshares, Inc.	4,512
752	Itau Unibanco Banco Multiplo S.A. ADR	17,172
13,287	Mitsubishi UFJ Financial Group, Inc.	65,447
240	PNC Financial Services Group, Inc.	12,643
875	Popular, Inc.	1,977
2,008	Standard Chartered plc	50,698
397	Sumitomo Mitsui Financial Group, Inc.	11,398
11,255	Turkiye Garanti Bankasi A.S.	47,947
469	Washington Mutual, Inc. Private
	Placement Ù●†	59
8,910	Wells Fargo & Co.	240,491
		497,259
	Capital Goods — 6.6%
695	ABB Ltd. ADR	13,282
260	AMETEK, Inc.	9,946
575	Atlas Copco Ab	8,457
220	Barnes Group, Inc.	3,712
753	BE Aerospace, Inc. ●	17,697
378	Boeing Co.	20,470
378	Caterpillar, Inc.	21,559
173	Cummins, Inc.	7,921
79	Deere & Co.	4,278
546	Dover Corp.	22,739
247	Emerson Electric Co.	10,510
58	First Solar, Inc. ●	7,909
125	Flowserve Corp.	11,854
440	General Dynamics Corp.	29,961
8,378	General Electric Co.	126,765
2,840	Hansen Transmissions ●	5,002
434	Honeywell International, Inc.	17,000
247	Illinois Tool Works, Inc.	11,852
732	Ingersoll-Rand plc	26,168
165	Joy Global, Inc.	8,513
319	Lockheed Martin Corp.	24,040
793	Masco Corp.	10,948
39	Moog, Inc. Class A ●	1,125
370	Owens Corning, Inc. ●	9,482
231	Parker-Hannifin Corp.	12,459
263	Pentair, Inc.	8,479
192	Precision Castparts Corp.	21,193
1,935	Raytheon Co.	99,681
148	Regal-Beloit Corp.	7,672
85	Schneider Electric S.A.	9,880
77	Stanley Works.	3,956
851	Sunpower Corp. Class B ●	17,836
802	Terex Corp. ●	15,887
530	Trex Co., Inc. ●	10,382
186	Trina Solar Ltd. ADR ●	10,033
65	Vestas Wind Systems A/S ●	3,987
564	Yingli Green Energy Holdings ●	8,917
		661,552
	Commercial & Professional Services — 0.4%
1,166	Cenveo, Inc. ●	10,204
421	Corrections Corp. of America ●	10,331
585	Monster Worldwide, Inc. ●	10,183
252	Sykes Enterprises, Inc. ●	6,408
		37,126
	Consumer Durables & Apparel — 2.2%
2,709	Anta Sports Products Ltd.	3,995
88	Black & Decker Corp.	5,718
329	CIE Financiere Richemont S.A.	11,057
783	Coach, Inc.	28,609
511	Hanesbrands, Inc. ●	12,320
418	Iconix Brand Group, Inc. ●	5,286
1,081	Lennar Corp.	13,810
2,000	Newell Rubbermaid, Inc.	30,020
392	Nikon Corp.	7,739
49	NVR, Inc. ●	34,806
626	PDG Realty S.A.	6,233
3,364	Pulte Homes, Inc.	33,636
477	Tempur-Pedic International, Inc. ●	11,281
315	Toll Brothers, Inc. ●	5,927
219	Warnaco Group, Inc. ●	9,257
		219,694
	Consumer Services — 1.2%
537	Apollo Group, Inc. Class A ●	32,524
162	Bally Technologies, Inc. ●	6,703
300	Brinks Home Security Holding ●	9,786
149	Coinstar, Inc. ●	4,136
196	Corinthian Colleges, Inc. ●	2,704
96	Ctrip.com International Ltd. ADR ●	6,913
1,066	Educomp Solutions Ltd.	16,297
18	ITT Educational Services, Inc. ●	1,746
568	Las Vegas Sands Corp. ●	8,493
436	Life Time Fitness, Inc. ●	10,877
3,763	Shangri-La Asia Ltd.	7,050
321	Starbucks Corp. ●	7,409
1,506	Thomas Cook Group plc.	5,563
		120,201
	Diversified Financials — 5.1%
789	Ameriprise Financial, Inc.	30,613
5,966	Bank of America Corp.	89,853
151	Bank of New York Mellon Corp.	4,226
1,070	GAM Holding Ltd.	12,962
1,171	Goldman Sachs Group, Inc.	197,763
678	ING Groep N.V.	6,526
371	Invesco Ltd.	8,720
258	JP Morgan Chase & Co.	10,730
688	Julius Baer Group Ltd.	24,206
157	Morgan Stanley.	4,658
452	Oaktree Capital ■●	15,142
373	PennantPark Investment Corp.	3,329
87	State Street Corp.	3,796
467	TD Ameritrade Holding Corp. ●	9,052

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Diversified Financials — (continued)
3,005	UBS AG ●	$46,801
2,762	UBS AG ADR ●	42,836
		511,213
	Energy — 9.2%
180	Alpha Natural Resources, Inc. ●	7,804
43	Anadarko Petroleum Corp.	2,697
430	Apache Corp.	44,394
1,961	Baker Hughes, Inc.	79,361
1,851	BG Group plc	33,430
92	Cabot Oil & Gas Corp.	4,006
2,961	Cameco Corp.	95,247
204	Canadian Natural Resources Ltd. ADR	14,692
342	Cobalt International Energy ●	4,733
1,135	Complete Production Services, Inc. ●	14,757
446	Consol Energy, Inc.	22,215
64	Diamond Offshore Drilling, Inc.	6,252
792	Dresser-Rand Group, Inc. ●	25,048
1,480	Exxon Mobil Corp.	100,887
252	Halliburton Co.	7,592
241	Hess Corp.	14,562
26	Karoon Gas Australia Ltd. ●	242
1,212	Massey Energy Co.	50,910
262	Nabors Industries Ltd. ●	5,738
979	National Oilwell Varco, Inc.	43,182
251	Newfield Exploration Co. ●	12,101
393	Noble Corp.	15,983
704	Noble Energy, Inc.	50,142
661	OAO Gazprom Class S ADR.	16,866
150	Occidental Petroleum Corp.	12,169
174	Oceaneering International, Inc. ●	10,195
1,000	OMV AG	43,876
254	Overseas Shipholding Group, Inc.	11,155
289	Peabody Energy Corp.	13,084
86	PetroChina Co., Ltd. ADR	10,207
285	SBM Offshore N.V.	5,592
594	Smith International, Inc.	16,142
1,797	Suncor Energy, Inc.	63,500
574	Total S.A. ADR	36,740
70	Transocean, Inc. ●	5,795
400	Tsakos Energy Navigation Ltd.	5,870
376	Weatherford International Ltd. ●	6,734
152	Whiting Petroleum Corp. ●	10,868
		924,768
	Food & Staples Retailing — 1.7%
1,971	CVS/Caremark Corp.	63,501
447	Kroger Co.	9,183
24,070	Olam International Ltd.	45,224
357	Sysco Corp.	9,972
818	Wal-Mart Stores, Inc.	43,729
		171,609
	Food, Beverage & Tobacco — 1.5%
88	BRF Brasil Foods S.A. ADR	4,624
219	Groupe Danone	13,405
523	Imperial Tobacco Group plc	16,487
6	Japan Tobacco, Inc.	19,894
1,537	Kirin Brewery Co., Ltd.	24,646
105	Nestle S.A.	5,072
633	PepsiCo, Inc.	38,474
842	Unilever N.V. CVA	27,395
		149,997
	Health Care Equipment & Services — 7.1%
2,030	ATS Medical, Inc. ●	6,557
66	Bard (C.R.), Inc.	5,125
9,664	Boston Scientific Corp. ●	86,977
1,020	Cardinal Health, Inc.	32,883
125	CIGNA Corp.	4,402
1,827	Covidien plc	87,518
318	Cyberonics, Inc. ●	6,504
90	Edwards Lifesciences Corp. ●	7,845
885	Hologic, Inc. ●	12,837
80	Hospira, Inc. ●	4,087
7	Intuitive Surgical, Inc. ●	2,001
130	Inverness Medical Innovation, Inc. ●	5,380
2,073	McKesson Corp.	129,550
2,065	Medtronic, Inc.	90,833
709	St. Jude Medical, Inc. ●	26,073
350	SXC Health Solutions Corp. ●	18,883
5,713	UnitedHealth Group, Inc.	174,122
357	Volcano Corp. ●	6,198
		707,775
	Household & Personal Products — 0.5%
281	Herbalife Ltd.	11,397
149	Medifast, Inc. ●	4,553
421	Procter & Gamble Co.	25,531
		41,481
	Insurance — 4.5%
4,880	ACE Ltd.	245,952
555	Assured Guaranty Ltd.	12,072
2,422	China Life Insurance Co., Ltd.	11,852
444	Chubb Corp.	21,835
157	Everest Re Group Ltd.	13,451
1,055	Fidelity National Financial, Inc.	14,199
156	First American Financial Corp.	5,152
509	Lincoln National Corp.	12,667
2,972	Marsh & McLennan Cos., Inc.	65,630
249	Platinum Underwriters Holdings Ltd.	9,530
220	Principal Financial Group, Inc.	5,298
318	Reinsurance Group of America, Inc.	15,148
793	Unum Group	15,474
11	White Mountains Insurance Group Ltd.	3,793
		452,053
	Materials — 5.9%
1,377	AngloGold Ltd. ADR.	55,336
974	Barrick Gold Corp.	38,357
244	Cliff’s Natural Resources, Inc.	11,252
465	CRH plc	12,711
974	Fibria Celulose S.A. ADR ●	22,245
19	FMC Corp.	1,077
477	Freeport-McMoRan Copper & Gold, Inc. ●	38,295
94	HeidelbergCement AG	6,480
10,872	Huabao International Holdings Ltd.	11,691
543	Impala Platinum Holdings Ltd.	14,853
216	Martin Marietta Materials, Inc.	19,330
474	Mosaic Co.	28,324
1,480	Newmont Mining Corp.	70,005
The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Materials — (continued)
260	Nucor Corp.	$12,152
315	Owens-Illinois, Inc. ●	10,367
200	Potash Corp. of Saskatchewan, Inc.	21,700
116	Potash Corp. of Saskatchewan, Inc. ADR	12,687
75	Randgold Resources Ltd. ADR	5,950
6,115	Rexam plc	28,586
312	Rio Tinto plc	16,854
82	Rio Tinto plc ADR	17,619
848	Sino Forest Corp. ●	15,704
203	Southern Copper Corp.	6,693
232	Teck Cominco Ltd. Class B ●	8,114
938	Vedanta Resources plc	39,246
210	Vulcan Materials Co.	11,061
1,665	Xstrata plc	29,697
1,365	Yamana Gold, Inc.	15,534
		581,920
	Media — 1.8%
4,515	Comcast Corp. Class A	76,125
871	Comcast Corp. Special Class A	13,943
261	DreamWorks Animation SKG, Inc. ●	10,415
30	Harvey Weinstein Co. Holdings
	Class A-1 Ù●†	—
135	Scripps Networks Interactive Class A	5,618
450	Viacom, Inc. Class B ●	13,369
348	Virgin Media, Inc.	5,860
1,400	Walt Disney Co.	45,150
1,031	WPP plc	10,087
		180,567
	Pharmaceuticals, Biotechnology & Life Sciences — 10.2%
332	Abbott Laboratories	17,936
502	Alkermes, Inc. ●	4,724
850	Amgen, Inc. ●	48,056
66	Amylin Pharmaceuticals, Inc. ●	932
5	Biovail Corp.	67
1,505	Bristol-Myers Squibb Co.	37,990
3,369	Daiichi Sankyo Co., Ltd.	70,657
3,307	Elan Corp. plc ADR ●	21,564
902	Eli Lilly & Co.	32,213
541	Gilead Sciences, Inc. ●	23,402
290	Icon plc ADR ●	6,293
631	Impax Laboratories, Inc. ●	8,580
330	Johnson & Johnson	21,268
1,613	King Pharmaceuticals, Inc. ●	19,796
68	Life Technologies Corp. ●	3,565
5,037	Merck & Co., Inc.	184,059
6,266	Novavax, Inc. ●	16,668
11,164	Pfizer, Inc.	203,067
956	Roche Holding AG	163,513
479	Shionogi & Co., Ltd.	10,377
1,899	Teva Pharmaceutical Industries Ltd. ADR	106,681
349	Thermo Fisher Scientific, Inc. ●	16,620
189	UCB S.A.	7,896
88	Waters Corp. ●	5,470
		1,031,394
	Real Estate — 0.6%
822	Chimera Investment Corp.	3,188
5,000	China Overseas Land & Investment Ltd.	10,476
2,432	Hang Lung Properties Ltd.	9,534
298	Iguatemi Emp de Shopping	5,818
2,250	Sun Hung Kai Properties Ltd.	33,463
		62,479
	Retailing — 4.7%
279	Abercrombie & Fitch Co. Class A	9,737
189	Advance Automotive Parts, Inc.	7,662
125	Amazon.com, Inc. ●	16,835
909	Best Buy Co., Inc.	35,879
141	Blue Nile, Inc. ●	8,948
29,055	Buck Holdings L.P. Ù●†	59,539
213	Expedia, Inc. ●	5,471
352	GameStop Corp. Class A ●	7,723
1,352	Gap, Inc.	28,316
94	Guess?, Inc.	3,970
536	Home Depot, Inc.	15,515
1,077	Lowe’s Co., Inc.	25,196
234	Nordstrom, Inc.	8,786
475	Nutri/System, Inc.	14,800
417	Sherwin-Williams Co.	25,683
522	Shutterfly, Inc. ●	9,297
4,872	Staples, Inc.	119,809
140	The Buckle, Inc.	4,096
1,467	TJX Cos., Inc.	53,637
391	Urban Outfitters, Inc. ●	13,692
		474,591
	Semiconductors & Semiconductor Equipment — 2.5%
620	Altera Corp.	14,025
817	Analog Devices, Inc.	25,793
1,257	ASML Holding N.V. ADR	42,842
623	Intel Corp.	12,708
785	Intersil Corp.	12,042
334	Lam Research Corp. ●	13,085
607	MEMC Electronic Materials, Inc. ●	8,271
863	ON Semiconductor Corp. ●	7,607
472	Skyworks Solutions, Inc. ●	6,703
5,620	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	64,296
556	Texas Instruments, Inc.	14,488
1,258	TriQuint Semiconductor, Inc. ●	7,548
158	Varian Semiconductor Equipment
	Associates, Inc. ●	5,665
626	Xilinx, Inc.	15,685
		250,758
	Software & Services — 8.5%
3,011	Activision Blizzard, Inc. ●	33,456
638	Automatic Data Processing, Inc.	27,303
413	BMC Software, Inc. ●	16,576
75	CACI International, Inc. Class A ●	3,654
1,968	Cadence Design Systems, Inc. ●	11,785
247	Check Point Software
	Technologies Ltd. ADR ●	8,352
2,415	Cia Brasileira de Meios de Pagamentos.	21,276
122	Concur Technologies, Inc. ●	5,207
4,271	eBay, Inc. ●	100,542
107	Equinix, Inc. ●	11,337
217	Google, Inc. ●	134,636
217	Longtop Financial Technologies Ltd. ●	8,031

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Software & Services — (continued)
182	Mastercard, Inc.	$46,511
3,708	Microsoft Corp.	113,064
137	Netease.com, Inc. ●	5,167
5,611	Oracle Corp.	137,682
119	Shanda Interactive Entertainment Ltd. ADR ●	6,256
833	Sohu.com, Inc. ●	47,738
120	Visa, Inc.	10,521
120	Vistaprint N.V. ●	6,771
370	Vocus, Inc. ●	6,655
4,037	Western Union Co.	76,091
1,287	Yahoo!, Inc. ●	21,597
		860,208
	Technology Hardware & Equipment — 11.2%
623	Apple, Inc. ●	131,445
471	Arrow Electronics, Inc. ●	13,958
193	Avnet, Inc. ●	5,812
9,245	Cisco Systems, Inc. ●	221,334
2,796	Corning, Inc.	53,984
1,200	Dell, Inc. ●	17,234
3,130	EMC Corp. ●	54,683
1,333	Emulex Corp. ●	14,530
1,693	Flextronics International Ltd. ●	12,375
303	Hewlett-Packard Co.	15,625
23,961	Hon Hai Precision Industry Co., Ltd.	112,055
1,017	IBM Corp.	133,129
449	Jabil Circuit, Inc.	7,792
777	JDS Uniphase Corp. ●	6,407
493	Juniper Networks, Inc. ●	13,138
2,175	Motorola, Inc. ●	16,876
640	NetApp, Inc. ●	22,001
982	QLogic Corp. ●	18,535
2,892	Qualcomm, Inc.	133,765
610	Riverbed Technology, Inc. ●	14,017
1,968	SanDisk Corp. ●	57,064
805	Seagate Technology	14,638
75	Solar Cayman Ltd. Ù●†	616
1,800	Telefonaktiebolaget LM Ericsson ADR	16,542
154	Teradata Corp. ●	4,851
		1,112,406
	Telecommunication Services — 1.0%
1,847	AT&T, Inc.	51,760
136	Brasil Telecom S.A. ADR.	3,973
655	Iridium Communications, Inc. ●	5,257
2,291	MTN Group Ltd.	36,463
		97,453
	Transportation — 2.2%
1,414	Air Asia BHD ●	567
628	AMR Corp. ●	4,857
1,412	British Airways plc	4,247
155	C.H. Robinson Worldwide, Inc.	9,074
353	Continental Airlines, Inc. ●	6,333
205	Con-way, Inc.	7,146
8,558	Delta Air Lines, Inc. ●	97,388
309	FedEx Corp.	25,761
196	J.B. Hunt Transport Services, Inc.	6,309
84	Kuehne & Nagel International AG	8,128
161	TNT N.V.	4,960
332	UAL Corp. ●	4,290
650	United Parcel Service, Inc. Class B	37,274
870	US Airways Group, Inc. ●	4,212
		220,546
	Utilities — 0.4%
427	Allegheny Energy, Inc.	10,028
245	Entergy Corp.	20,043
58	FirstEnergy Corp.	2,694
401	Northeast Utilities	10,344
		43,109
	Total common stocks
	(cost $8,691,839)	$9,794,360

PREFERRED STOCKS — 0.7%
	Automobiles & Components — 0.4%
479	Volkswagen AG Preferred	$45,165
	Diversified Financials — 0.3%
1,721	Bank of America Corp. Y	25,671
	Total preferred stocks
	(cost $72,421)	$70,836

WARRANTS — 0.0%
	Banks — 0.0%
59	Washington Mutual, Inc. Private
	Placement Ù●†	$—
	Capital Goods — 0.0%
150	Capstone Turbine Corp. Ù●	—
	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
510	Novavax, Inc. Ù●	—
	Total warrants
	(cost $—)	$—

EXCHANGE TRADED FUNDS — 0.3%
	Diversified Financials — 0.3%
273	S & P MidCap 400 Depositary Receipts	$35,984
	Total exchange traded funds
	(cost $30,213)	$35,984

CORPORATE BONDS: NON-INVESTMENT GRADE — 0.2%
	Finance and Insurance — 0.2%
	MBIA Insurance Co.
$53,500	14.00%, 01/15/2033 ■Δ	$23,005
	Total corporate bonds: non-investment grade
	(cost $53,134)	$23,005
	Total long-term investments
	(cost $8,847,607)	$9,924,185

SHORT-TERM INVESTMENTS — 1.0%
	Repurchase Agreements — 1.0%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $22,480,
	collateralized by FHLMC 4.00% — 6.00%,
	2022 — 2039, FNMA 5.00% — 7.00%,
	2028 — 2047, value of $22,930)
$22,480	0.005%, 12/31/2009	$22,480

The accompanying notes are an integral part of these financial statements.

Hartford Capital Appreciation HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $41,463,
	collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $42,292)
$41,463	0.010%, 12/31/2009		$41,463
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $16,252,
	collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $16,651)
16,252	0.010%, 12/31/2009		16,252
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $180, collateralized by
	U.S. Treasury Note 1.50%, 2013, value
	of $184)
180	0.001%, 12/31/2009		180
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $15,368, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value
	of $15,676)
15,369	0.010%, 12/31/2009		15,369
			95,744
	Total short-term investments
	(cost $95,744)		$95,744
	Total investments
	(cost $8,943,351) ▲	100.1%	$10,019,929
	Other assets and liabilities	(0.1)%	(13,803)
	Total net assets	100.0%	$10,006,126

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 23.1% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $9,310,929 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,353,042
Unrealized Depreciation	(644,042)
Net Unrealized Appreciation	$709,000

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $60,214, which represents 0.60% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2009.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $38,147, which represents 0.38% of total net assets.

Y	Convertible security.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	29,055	Buck Holdings L.P.	$27,567
09/2008	150	Capstone Turbine Corp. Warrants	—
10/2005	30	Harvey Weinstein Co. Holdings
		Class A-1 - Reg D	27,951
07/2008	510	Novavax, Inc. Warrants	—
03/2007	75	Solar Cayman Ltd. - 144A	994
04/2008	59	Washington Mutual, Inc. Private
		Placement Warrants	—
04/2008	469	Washington Mutual, Inc. Private
		Placement	4,100

The aggregate value of these securities at December 31, 2009 was $60,214 which represents 0.60% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	ValueÌ	Amount	Date	(Depreciation)
British Pound (Buy)	$12,732	$12,537	01/04/10	$195
British Pound (Buy)	2,151	2,139	01/05/10	12
British Pound (Sell)	499	491	01/04/10	(8)
Canadian Dollar (Buy)	522	517	01/05/10	5
Canadian Dollar (Buy)	115	114	01/06/10	1
Euro (Sell)	128,136	128,179	12/15/10	43
Euro (Sell)	75,255	75,212	12/15/10	(43)
Hong Kong Dollar (Sell)	88	88	01/04/10	—
Hong Kong Dollar (Sell)	64	64	01/05/10	—
Japanese Yen (Buy)	4,078	4,151	01/04/10	(73)
Japanese Yen (Buy)	3,189	3,239	01/05/10	(50)
Japanese Yen (Buy)	9,258	9,347	01/06/10	(89)
Japanese Yen (Sell)	21,804	21,785	12/15/10	(19)
Japanese Yen (Sell)	9,218	9,900	03/17/10	682
Japanese Yen (Sell)	23,053	23,376	06/23/10	323
Japanese Yen (Sell)	34,252	34,934	12/15/10	682
Japanese Yen (Sell)	47,770	48,425	12/15/10	655
				$2,316

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$384,201	$369,794	$14,407	$—
Banks	497,259	310,623	186,577	59
Capital Goods	661,552	634,226	27,326	—
Commercial & Professional Services	37,126	37,126	—	—
Consumer Durables & Apparel	219,694	196,903	22,791	—
Consumer Services.	120,201	91,291	28,910	—
Diversified Financials	511,213	429,782	66,289	15,142
Energy	924,768	841,628	83,140	—
Food & Staples Retailing	171,609	126,385	45,224	—
Food, Beverage & Tobacco	149,997	43,098	106,899	—
Health Care Equipment & Services	707,775	707,775	—	—
Household & Personal Products	41,481	41,481	—	—
Insurance	452,053	440,201	11,852	—
Materials	581,920	421,802	160,118	—
Media.	180,567	170,480	10,087	—
Pharmaceuticals, Biotechnology & Life Sciences	1,031,394	778,951	252,443	—
Real Estate	62,479	9,006	53,473	—
Retailing	474,591	415,052	—	59,539
Semiconductors & Semiconductor Equipment	250,758	250,758	—	—
Software & Services.	860,208	860,208	—	—
Technology Hardware & Equipment.	1,112,406	999,735	112,055	616
Telecommunication Services	97,453	60,990	36,463	—
Transportation	220,546	202,644	17,902	—
Utilities	43,109	43,109	—	—
Total	9,794,360	8,483,048	1,235,956	75,356
Corporate Bonds: Non-Investment Grade	23,005	—	23,005	—
Exchange Traded Funds	35,984	35,984	—	—
Preferred Stocks ‡	70,836	25,671	45,165	—
Warrants ‡	—	—	—	—
Short-Term Investments	95,744	—	95,744	—
Total	$10,019,929	$8,544,703	$1,399,870	$75,356
Other Financial Instruments *	$2,598	$—	$2,598	$—
Liabilities:
Other Financial Instruments *	$282	$—	$282	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	Gain (Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Common Stock	$46,381	$—	$30,049	*	$1,444	$(2,518)	$75,356
Corporate Bonds	15,599	—	—	†	—	(15,599)	—
Total	$61,980	$—	$30,049		$1,444	$(18,117)	$75,356

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $33,418.

†	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $—.

The accompanying notes are an integral part of these financial statements.

Hartford Disciplined Equity HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 98.1%
	Automobiles & Components — 1.3%
955	Ford Motor Co. ●	$9,546
264	TRW Automotive Holdings Corp. ●	6,292
		15,838
	Banks — 4.7%
414	PNC Financial Services Group, Inc.	21,829
1,257	Wells Fargo & Co.	33,929
		55,758
	Capital Goods — 7.7%
76	3M Co.	6,316
102	Caterpillar, Inc.	5,801
134	Cooper Industries plc Class A	5,705
330	Dover Corp.	13,744
267	General Dynamics Corp.	18,174
110	Northrop Grumman Corp.	6,143
161	Precision Castparts Corp.	17,733
77	Raytheon Co.	3,962
199	United Technologies Corp.	13,799
		91,377
	Commercial & Professional Services — 0.8%
164	Manpower, Inc.	8,946
	Consumer Durables & Apparel — 0.5%
386	Newell Rubbermaid, Inc.	5,791
	Consumer Services — 1.4%
156	Apollo Group, Inc. Class A ●	9,469
70	ITT Educational Services, Inc. ●	6,688
		16,157
	Diversified Financials — 4.2%
184	Ameriprise Financial, Inc.	7,143
1,264	Bank of America Corp.	19,036
139	Goldman Sachs Group, Inc.	23,401
		49,580
	Energy — 9.7%
138	Baker Hughes, Inc.	5,566
225	ConocoPhillips Holding Co.	11,511
128	Consol Energy, Inc. 1	6,395
236	Hess Corp.	14,278
552	Marathon Oil Corp.	17,224
605	Nabors Industries Ltd. ●	13,239
215	National Oilwell Varco, Inc.	9,475
244	Occidental Petroleum Corp.	19,874
128	Peabody Energy Corp. Ø	5,764
220	Ultra Petroleum Corp. ●	10,984
		114,310
	Food & Staples Retailing — 0.7%
218	Walgreen Co.	7,998
	Food, Beverage & Tobacco — 6.8%
946	Altria Group, Inc.	18,578
101	Archer Daniels Midland Co.	3,147
167	Dr. Pepper Snapple Group	4,737
145	Lorillard, Inc.	11,657
219	PepsiCo, Inc.	13,340
590	Philip Morris International, Inc.	28,441
		79,900
	Health Care Equipment & Services — 5.1%
185	McKesson Corp.	11,544
209	Medtronic, Inc.	9,179
408	St. Jude Medical, Inc. ●	15,021
490	UnitedHealth Group, Inc.	14,929
173	Wellpoint, Inc. ●	10,107
		60,780
	Insurance — 5.2%
294	Allied World Assurance Holdings Ltd.	13,554
466	Axis Capital Holdings Ltd.	13,225
171	Everest Re Group Ltd.	14,660
573	Genworth Financial, Inc. ●	6,507
115	Prudential Financial, Inc.	5,702
378	Unum Group	7,377
		61,025
	Materials — 0.8%
126	Freeport-McMoRan Copper & Gold, Inc. ●Ø	10,117
	Pharmaceuticals, Biotechnology & Life Sciences — 12.6%
263	Abbott Laboratories	14,189
411	Amgen, Inc. ●	23,245
608	Eli Lilly & Co.	21,704
753	Forest Laboratories, Inc. ●	24,179
286	Gilead Sciences, Inc. ●	12,369
186	Johnson & Johnson	11,948
769	Merck & Co., Inc.	28,103
722	Pfizer, Inc.	13,138
		148,875
	Real Estate — 0.9%
587	Annaly Capital Management, Inc.	10,188
	Retailing — 6.3%
105	Amazon.com, Inc. ●	14,124
189	Best Buy Co., Inc. Q	7,466
221	Big Lots, Inc. ●	6,416
233	Expedia, Inc. ●	6,001
941	Gap, Inc.	19,710
209	Nordstrom, Inc.	7,843
1,064	Office Depot, Inc. ●	6,863
182	TJX Cos., Inc.	6,637
		75,060
	Semiconductors & Semiconductor Equipment — 3.4%
191	Maxim Integrated Products, Inc.	3,877
892	ON Semiconductor Corp. ●	7,854
626	Texas Instruments, Inc.	16,311
495	Xilinx, Inc.	12,392
		40,434
	Software & Services — 10.3%
201	Accenture plc.	8,354
148	BMC Software, Inc. ●	5,923
336	eBay, Inc. ●	7,902
33	Google, Inc. ●	20,583
22	Mastercard, Inc.	5,708
The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Software & Services — (continued)
1,096	Microsoft Corp.	$33,429
891	Oracle Corp.	21,872
93	Sohu.com, Inc. ●	5,299
288	VeriSign, Inc. ●	6,969
306	Western Union Co.	5,759
		121,798
	Technology Hardware & Equipment — 7.9%
160	Apple, Inc. ●Ø	33,653
558	Cisco Systems, Inc. ●	13,351
179	Hewlett-Packard Co.	9,226
139	IBM Corp.	18,169
190	Qualcomm, Inc.	8,771
570	Seagate Technology Ø	10,366
		93,536
	Telecommunication Services — 2.1%
896	AT&T, Inc.	25,105
	Utilities — 5.7%
252	Entergy Corp.	20,616
249	Exelon Corp.	12,144
232	FirstEnergy Corp.	10,795
51	PG&E Corp.	2,264
640	UGI Corp.	15,477
276	Xcel Energy, Inc.	5,850
		67,146
	Total common stocks
	(cost $1,072,851)	$1,159,719
	Total long-term investments
	(cost $1,072,851)	$1,159,719

SHORT-TERM INVESTMENTS — 1.4%
	Repurchase Agreements — 1.4%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $3,949, collateralized by
	FHLMC 4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of 4,028)
$3,949	0.005%, 12/31/2009	$3,949
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $7,283, collateralized by
	FNMA 5.00% — 7.00%, 2022 — 2040, value
	of $7,429)
7,283	0.010%, 12/31/2009	7,283
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $2,855, collateralized by
	FHLMC 4.00% — 8.00%, 2010 — 2039, FNMA
	3.50% — 8.00%, 2013 — 2049, value of
	$ 2,925)
2,855	0.010%, 12/31/2009	2,855
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $32,
	collateralized by U.S. Treasury Note 1.50%,
	2013, value of $32)
32	0.001%, 12/31/2009	32
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $2,700, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $2,754)
$2,699	0.010%, 12/31/2009		$2,699
			16,818
	Total short-term investments
	(cost $16,818)		$16,818
	Total investments
	(cost $1,089,669) ▲	99.5%	$1,176,537
	Other assets and liabilities	0.5%	5,401
	Total net assets	100.0%	$1,181,938

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.4% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $1,089,749 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$171,851
Unrealized Depreciation	(85,063)
Net Unrealized Appreciation	$86,788

●	Currently non-income producing.

Q	At December 31, 2009, these securities were designated to cover open call options written as follows:

				Unrealized
Issuer/ Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts*	Value Ì	Received	(Depreciation)
Best Buy Co., Inc.,
$ 44.00, Jan, 2010	423	$4	$27	$23
Consol Energy, Inc.,
$ 50.00, Jan, 2010	253	42	35	(7)
		$46	$62	$16

*	The number of contracts does not omit 000’s.

The accompanying notes are an integral part of these financial statements.

Hartford Disciplined Equity HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Ø	At December 31, 2009, securities valued at $2,078 and cash of $2,844 collateralized the maximum delivery obligation of open put options written as follows:

				Unrealized
Issuer/ Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts*	Value Ì	Received	(Depreciation)
Apple, Inc.,
$ 180.00, Jan, 2010	118	$2	$32	$30
Freeport-McMoRan Copper & Gold, Inc.,
$ 70.00, Jan, 2010	220	5	16	11
Peabody Energy Corp.,
$ 40.00, Jan, 2010	260	4	25	21
Seagate Technology,
$ 14.00, Jan, 2010	156	—	4	4
		$11	$77	$66

*	The number of contracts does not omit 000’s.

Futures Contracts Outstanding at December 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
S&P 500 Mini	225	Long	Mar 2010	$82

*	The number of contracts does not omit 000’s.

Cash of $1,013 was pledged as initial margin deposit for open futures contracts at December 31, 2009.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$1,159,719	$1,159,719	$—	$—
Short-Term Investments	16,818	—	16,818	—
Total	$1,176,537	$1,159,719	$16,818	$—
Other Financial Instruments *	$171	$171	$—	$—
Liabilities:
Other Financial Instruments *	$7	$7	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford Dividend and Growth HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 96.5%
	Automobiles & Components — 0.5%
775	Honda Motor Co., Ltd. ADR	$26,262
	Banks — 4.4%
886	PNC Financial Services Group, Inc.	46,783
177	SunTrust Banks, Inc.	3,593
1,633	US Bancorp	36,763
1,554	Washington Mutual, Inc. Private
	Placement Ù●†	195
5,024	Wells Fargo & Co.	135,601
		222,935
	Capital Goods — 9.5%
304	Caterpillar, Inc.	17,314
1,439	Deere & Co.	77,857
683	General Dynamics Corp.	46,581
1,151	General Electric Co.	17,410
1,275	Honeywell International, Inc.	49,968
725	Illinois Tool Works, Inc.	34,802
719	Lockheed Martin Corp.	54,199
756	Parker-Hannifin Corp.	40,733
1,267	Pentair, Inc.	40,918
802	Raytheon Co.	41,335
629	Siemens AG ADR	57,707
		478,824
	Commercial & Professional Services — 1.1%
1,651	Waste Management, Inc.	55,824
	Diversified Financials — 6.1%
1,313	Ameriprise Financial, Inc.	50,978
3,400	Bank of America Corp.	51,204
156	Goldman Sachs Group, Inc.	26,390
2,339	JP Morgan Chase & Co.	97,449
517	Morgan Stanley	15,288
608	State Street Corp.	26,464
2,714	UBS AG ADR ●	42,094
		309,867
	Energy — 15.6%
1,381	Anadarko Petroleum Corp.	86,171
1,334	Baker Hughes, Inc.	54,008
1,129	BP plc ADR.	65,465
1,135	Cenovus Energy, Inc.	28,606
2,169	Chevron Corp.	166,976
812	ConocoPhillips Holding Co.	41,443
988	EnCana Corp. ADR.	32,010
1,607	Exxon Mobil Corp.	109,593
1,908	Marathon Oil Corp.	59,565
1,835	Total S.A. ADR	117,526
526	XTO Energy, Inc.	24,496
		785,859
	Food & Staples Retailing — 2.3%
959	CVS/Caremark Corp.	30,886
1,638	Wal-Mart Stores, Inc.	87,567
		118,453
	Food, Beverage & Tobacco — 4.4%
1,477	Nestle S.A. ADR	71,433
1,141	PepsiCo, Inc.	69,391
1,376	Philip Morris International, Inc.	66,319
512	Unilever N.V.	16,556
		223,699
	Health Care Equipment & Services — 3.8%
979	Cardinal Health, Inc.	31,553
922	Covidien plc.	44,155
1,746	Medtronic, Inc.	76,793
1,359	UnitedHealth Group, Inc.	41,426
		193,927
	Household & Personal Products — 2.1%
646	Kimberly-Clark Corp.	41,182
1,097	Procter & Gamble Co.	66,512
		107,694
	Insurance — 4.7%
1,261	ACE Ltd.	63,569
1,065	Chubb Corp.	52,377
998	Marsh & McLennan Cos., Inc.	22,031
2,059	MetLife, Inc.	72,772
549	Travelers Cos., Inc.	27,348
		238,097
	Materials — 3.3%
693	Agrium U.S., Inc.	42,595
1,107	Barrick Gold Corp.	43,601
540	BHP Billiton Ltd. ADR	41,361
1,571	International Paper Co.	42,061
		169,618
	Media — 2.7%
3,038	Comcast Corp. Class A	51,215
739	Comcast Corp. Special Class A	11,832
1,334	Time Warner, Inc.	38,860
1,029	Walt Disney Co.	33,172
		135,079
	Pharmaceuticals, Biotechnology & Life Sciences — 11.2%
1,254	AstraZeneca plc ADR	58,849
2,338	Bristol-Myers Squibb Co.	59,024
2,720	Eli Lilly & Co.	97,142
1,288	Johnson & Johnson	82,954
3,740	Merck & Co., Inc.	136,642
5,675	Pfizer, Inc.	103,220
516	Teva Pharmaceutical Industries Ltd. ADR	29,006
		566,837
	Retailing — 3.0%
1,315	Gap, Inc.	27,558
1,420	Limited Brands, Inc.	27,313
1,404	Lowe’s Co., Inc.	32,842
2,620	Staples, Inc.	64,428
		152,141
	Semiconductors & Semiconductor Equipment — 1.3%
2,423	Texas Instruments, Inc.	63,138

The accompanying notes are an integral part of these financial statements.

Hartford Dividend and Growth HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Software & Services — 3.6%
1,401	Accenture plc	$58,154
1,056	Automatic Data Processing, Inc.	45,235
2,584	Microsoft Corp.	78,783
		182,172
	Technology Hardware & Equipment — 5.7%
1,827	Cisco Systems, Inc. ●	43,738
2,467	Corning, Inc.	47,634
980	Hewlett-Packard Co.	50,459
1,114	IBM Corp.	145,810
		287,641
	Telecommunication Services — 4.0%
7,195	AT&T, Inc.	201,675
	Transportation — 2.0%
511	FedEx Corp.	42,651
1,033	United Parcel Service, Inc. Class B	59,269
		101,920
	Utilities — 5.2%
2,107	Dominion Resources, Inc.	81,989
1,056	Exelon Corp.	51,608
1,040	FPL Group, Inc.	54,906
1,359	PG&E Corp.	60,688
376	Veolia Environment ADR	12,353
		261,544
	Total common stocks
	(cost $4,296,564)	$4,883,206

PREFERRED STOCKS — 0.3%
	Diversified Financials — 0.3%
1,116	Bank of America Corp. Y	$16,652
	Total preferred stocks
	(cost $16,742)	$16,652

WARRANTS — 0.0%
	Banks — 0.0%
194	Washington Mutual, Inc. Private
	Placement Ù●†	$—
	Total warrants
	(cost $—)	$—
	Total long-term investments
	(cost $4,313,306)	$4,899,858

SHORT-TERM INVESTMENTS — 2.1%
	Repurchase Agreements — 2.1%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $25,034,
	collateralized by FHLMC 4.00% — 6.00%,
	2022 — 2039, FNMA 5.00% — 7.00%,
	2028 — 2047, value of $25,535)
$25,034	0.005%, 12/31/2009	$25,034
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $46,174,
	collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $47,097)
46,174	0.010%, 12/31/2009	46,174
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $18,099,
	collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $18,543)
18,099	0.010%, 12/31/2009	18,099
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount
	of $201, collateralized by U.S. Treasury
	Note 1.50%, 2013, value of $205)
201	0.001%, 12/31/2009	201
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $17,114, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value
	of $17,457)
17,114	0.010%, 12/31/2009	17,114
		106,622
	Total short-term investments
	(cost $106,622)	$106,622
	Total investments
(cost $4,419,928) ▲	98.9%	$5,006,480
Other assets and liabilities	1.1%	56,303
Total net assets.	100.0%	$5,062,783

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.6% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $4,436,015 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$777,726
Unrealized Depreciation	(207,261)
Net Unrealized Appreciation.	$570,465

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $195, which represents — % of total net assets.

●	Currently non-income producing.

Y	Convertible security.

The accompanying notes are an integral part of these financial statements.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2008	1,554	Washington Mutual, Inc. Private
		Placement	$13,600
04/2008	194	Washington Mutual, Inc. Private
		Placement Warrants	—

The aggregate value of these securities at December 31, 2009 was $195 which represents —% of total net assets.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$4,883,206	$4,883,011	$—	$195
Preferred Stocks ‡	16,652	16,652	—	—
Warrants ‡	—	—	—	—
Short-Term Investments	106,622	—	106,622	—
Total	$5,006,480	$4,899,663	$106,622	$195

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	Gain (Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Common Stock	$30	$—	$165	*	$—	$—	$195
Warrants.	—	—	—	†	—	—	—
Total	$30	$—	$165		$—	$—	$195

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $165.

†	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $—.

The accompanying notes are an integral part of these financial statements.

Hartford Equity Income HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 98.0%
	Banks — 6.3%
120	PNC Financial Services Group, Inc.	$6,360
57	Toronto-Dominion Bank ADR	3,556
329	Wells Fargo & Co.	8,883
		18,799
	Capital Goods — 10.5%
72	3M Co.	5,960
51	Eaton Corp.	3,226
286	General Electric Co.	4,320
89	Illinois Tool Works, Inc.	4,271
101	Ingersoll-Rand plc	3,595
91	PACCAR, Inc.	3,315
16	Schneider Electric S.A.	1,891
97	Stanley Works	4,976
		31,554
	Commercial & Professional Services — 3.1%
128	Republic Services, Inc.	3,624
166	Waste Management, Inc.	5,612
		9,236
	Consumer Durables & Apparel — 1.7%
27	Fortune Brands, Inc.	1,149
90	Mattel, Inc.	1,806
27	V.F. Corp.	1,941
		4,896
	Consumer Services — 1.5%
74	McDonald’s Corp.	4,621
	Diversified Financials — 8.0%
184	Bank of America Corp.	2,775
106	Bank of New York Mellon Corp.	2,952
35	Goldman Sachs Group, Inc.	5,892
289	JP Morgan Chase & Co.	12,047
		23,666
	Energy — 15.8%
138	BP plc ADR	7,977
147	Chevron Corp.	11,317
83	ConocoPhillips Holding Co.	4,219
133	Exxon Mobil Corp.	9,047
115	Marathon Oil Corp.	3,597
89	Occidental Petroleum Corp.	7,232
61	Total S.A. ADR	3,894
		47,283
	Food & Staples Retailing — 0.9%
91	Sysco Corp.	2,545
	Food, Beverage & Tobacco — 7.2%
174	Altria Group, Inc.	3,424
45	General Mills, Inc.	3,173
22	Lorillard, Inc.	1,725
128	Nestle S.A. ADR	6,191
54	PepsiCo, Inc.	3,308
80	Philip Morris International, Inc.	3,857
		21,678
	Household & Personal Products — 1.8%
86	Kimberly-Clark Corp.	5,473
	Insurance — 7.2%
115	ACE Ltd.	5,801
53	Aflac, Inc.	2,460
85	Allstate Corp.	2,550
105	Chubb Corp.	5,163
120	Marsh & McLennan Cos., Inc.	2,641
146	Unum Group	2,852
		21,467
	Materials — 2.1%
103	E.I. DuPont de Nemours & Co.	3,454
48	PPG Industries, Inc.	2,793
		6,247
	Pharmaceuticals, Biotechnology & Life Sciences — 9.8%
146	Johnson & Johnson	9,378
274	Merck & Co., Inc.	10,026
547	Pfizer, Inc.	9,952
		29,356
	Retailing — 5.7%
145	Genuine Parts Co.	5,512
262	Home Depot, Inc.	7,591
68	Sherwin-Williams Co.	4,199
		17,302
	Semiconductors & Semiconductor Equipment — 4.0%
234	Intel Corp.	4,767
115	Maxim Integrated Products, Inc.	2,343
140	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	1,596
128	Texas Instruments, Inc.	3,336
		12,042
	Software & Services — 2.9%
289	Microsoft Corp.	8,818
	Telecommunication Services — 3.2%
261	AT&T, Inc.	7,322
68	Verizon Communications, Inc.	2,268
		9,590
	Utilities — 6.3%
80	American Electric Power Co., Inc.	2,783
107	Dominion Resources, Inc.	4,168
27	Entergy Corp.	2,193
89	FPL Group, Inc.	4,682
79	Northeast Utilities	2,025
138	Xcel Energy, Inc.	2,924
		18,775
	Total common stocks
	(cost $280,881)	$293,348

PREFERRED STOCKS — 0.9%
	Diversified Financials — 0.9%
180	Bank of America Corp. Y	$2,682
	Total preferred stocks
	(cost $2,697)	$2,682
	Total long-term investments
	(cost $283,578)	$296,030
The accompanying notes are an integral part of these financial statements.

			Market
Shares or Principal Amount			Value Ì
SHORT-TERM INVESTMENTS — 1.0%
	Repurchase Agreements — 1.0%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $693, collateralized by FHLMC
	4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $707)
$693	0.005%, 12/31/2009		$693
	Deutsche Bank Securities TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $1,278, collateralized by FNMA
	5.00% — 7.00%, 2022 — 2040, value of $1,304)
1,278	0.010%, 12/31/2009		1,278
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $501, collateralized by FHLMC
	4.00% — 8.00%, 2010 — 2039, FNMA
	3.50% — 8.00%, 2013 — 2049, value of $513)
501	0.010%, 12/31/2009		501
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $6,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $6)
6	0.001%, 12/31/2009		6
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $474, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $483)
474	0.010%, 12/31/2009		474
			2,952
	Total short-term investments
	(cost $2,952)		$2,952
	Total investments
	(cost $286,530) ▲	99.9%	$298,982
	Other assets and liabilities	0.1%	344
	Total net assets.	100.0%	$299,326

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.4% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $288,882 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$31,617
Unrealized Depreciation	(21,517)
Net Unrealized Appreciation	$10,100

Y	Convertible security.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$293,348	$291,457	$1,891	$—
Preferred Stocks ‡	2,682	2,682	—	—
Short-Term Investments	2,952	—	2,952	—
Total	$298,982	$294,139	$4,843	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

Hartford Fundamental Growth HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 94.8%
	Banks — 0.8%
23	Wells Fargo & Co.	$618
	Capital Goods — 7.8%
29	Deere & Co.	1,585
14	Flowserve Corp.	1,295
39	Honeywell International, Inc.	1,525
10	Precision Castparts Corp.	1,114
25	WESCO International, Inc. ●	686
		6,205
	Consumer Durables & Apparel — 1.4%
31	Coach, Inc.	1,129
	Consumer Services — 3.2%
24	Apollo Group, Inc. Class A ●	1,448
18	McDonald’s Corp.	1,130
		2,578
	Diversified Financials — 1.4%
27	Ameriprise Financial, Inc.	1,064
	Energy — 5.3%
17	Apache Corp.	1,764
36	Noble Corp.	1,453
7	Petroleo Brasileiro S.A. ADR	324
14	Ultra Petroleum Corp. ●	683
		4,224
	Food & Staples Retailing — 3.2%
27	CVS/Caremark Corp.	863
32	Wal-Mart Stores, Inc.	1,695
		2,558
	Food, Beverage & Tobacco — 2.2%
28	PepsiCo, Inc.	1,702
	Health Care Equipment & Services — 5.6%
21	Covidien plc	1,025
13	Express Scripts, Inc. ●	1,089
35	St. Jude Medical, Inc. ●	1,298
35	UnitedHealth Group, Inc.	1,058
		4,470
	Household & Personal Products — 3.8%
19	Colgate-Palmolive Co.	1,536
24	Procter & Gamble Co.	1,480
		3,016
	Insurance — 3.1%
25	Aflac, Inc.	1,133
60	Assured Guaranty Ltd.	1,301
		2,434
	Materials — 3.4%
18	Barrick Gold Corp.	709
7	Potash Corp. of Saskatchewan, Inc.	803
5	Rio Tinto plc ADR	1,163
		2,675
	Pharmaceuticals, Biotechnology & Life Sciences — 11.1%
29	Abbott Laboratories	1,544
35	AstraZeneca plc ADR	1,648
27	Celgene Corp. ●	1,481
81	Pfizer, Inc.	1,466
26	Teva Pharmaceutical Industries Ltd. ADR.	1,444
25	Thermo Fisher Scientific, Inc. ●	1,207
		8,790
	Retailing — 4.6%
2	Amazon.com, Inc. ●	309
15	Best Buy Co., Inc.	580
32	Lowe’s Co., Inc.	758
21	Nordstrom, Inc.	800
33	Staples, Inc.	799
13	The Buckle, Inc.	381
		3,627
	Semiconductors & Semiconductor Equipment — 2.1%
24	Analog Devices, Inc.	755
30	Micron Technology, Inc. ●	320
22	Texas Instruments, Inc.	581
		1,656
	Software & Services — 15.9%
22	Accenture plc	913
15	Alliance Data Systems Corp. ●	995
53	eBay, Inc. ●	1,252
3	Google, Inc. ●	2,139
20	Longtop Financial Technologies Ltd. ●	729
97	Microsoft Corp.	2,952
68	Oracle Corp.	1,661
12	Visa, Inc.	1,084
41	Western Union Co.	767
		12,492
	Technology Hardware & Equipment — 17.6%
13	Apple, Inc. ●	2,741
91	Cisco Systems, Inc. ●	2,184
45	Corning, Inc.	871
84	EMC Corp. ●	1,462
40	Hewlett-Packard Co.	2,061
18	IBM Corp.	2,343
34	Qualcomm, Inc.	1,582
9	Research In Motion Ltd. ●	628
		13,872
	Transportation — 2.3%
15	Norfolk Southern Corp.	802
18	United Parcel Service, Inc. Class B	1,004
		1,806
	Total common stocks
	(cost $64,554)	$74,916
	Total long-term investments
	(cost $64,554)	$74,916
SHORT-TERM INVESTMENTS — 0.3%
	Repurchase Agreements — 0.3%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010 in
	the amount of $61, collateralized by FHLMC
	4.00% — 6.00%, 2022 — 2039, FNMA 5.00% —
	7.00%, 2028 — 2047, value of $62)
$61	0.005%, 12/31/2009	$61

The accompanying notes are an integral part of these financial statements.

			Market
Shares or Principal Amount			Value Ì
SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	Deutsche Bank Securities TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the amount
	of $113, collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $115)
$113	0.010%, 12/31/2009		$113
	Morgan Stanley & Co., Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the amount
	of $44, collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $45)
44	0.010%, 12/31/2009		44
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $—,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $1)
—	0.001%, 12/31/2009		—
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the amount
	of $42, collateralized by FNMA 4.00% — 8.25%,
	2013 — 2040, value of $43)
42	0.010%, 12/31/2009		42
			260
	Total short-term investments
	(cost $260)		$260
	Total investments
	(cost $64,814) ▲	95.1%	$75,176
	Other assets and liabilities	4.9%	3,879
	Total net assets	100.0%	$79,055

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.4% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $66,086 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,729
Unrealized Depreciation	(1,639)
Net Unrealized Appreciation	$9,090

●	Currently non-income producing.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$74,916	$74,916	$—	$—
Short-Term Investments	260	—	260	—
Total	$75,176	$74,916	$260	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount +		Value Ì
COMMON STOCKS — 64.3%
	Automobiles & Components — 1.7%
40	Daimler AG	$2,108
204	Nissan Motor Co., Ltd.	1,796
		3,904
	Banks — 3.8%
124	Banco Santander Central Hispano S.A.	2,047
763	BOC Hong Kong Holdings Ltd.	1,713
85	Itau Unibanco Banco Multiplo S.A. ADR	1,941
227	Mitsubishi UFJ Financial Group, Inc.	1,120
87	Standard Chartered plc	2,194
		9,015
	Capital Goods — 6.9%
23	Danaher Corp.	1,699
45	Illinois Tool Works, Inc.	2,174
58	Ingersoll-Rand plc	2,062
27	Parker-Hannifin Corp.	1,466
17	Precision Castparts Corp.	1,887
18	Siemens AG	1,618
15	SMC Corp.	1,736
71	Sunpower Corp. ●	1,678
32	Vestas Wind Systems A/S ●	1,966
		16,286
	Consumer Durables & Apparel — 1.8%
34	Adidas-Salomon AG	1,827
46	Coach, Inc.	1,673
60	Sharp Corp.	758
		4,258
	Consumer Services — 1.9%
225	MGM Mirage, Inc. ●	2,052
956	Sands China Ltd. ●	1,167
941	Wynn Macau Ltd. ●	1,159
		4,378
	Diversified Financials — 3.2%
122	Bank of America Corp.	1,837
12	Goldman Sachs Group, Inc.	1,975
44	JP Morgan Chase & Co.	1,842
121	UBS AG ●	1,877
		7,531
	Energy — 5.8%
89	BG Group plc	1,606
23	Canadian Natural Resources Ltd.	1,635
17	EOG Resources, Inc.	1,607
36	Hess Corp.	2,181
48	National Oilwell Varco, Inc.	2,121
40	Petroleo Brasileiro S.A. ADR.	1,923
40	Schlumberger Ltd.	2,577
		13,650
	Food & Staples Retailing — 0.9%
34	Metro AG	2,105
	Food, Beverage & Tobacco — 2.0%
70	British American Tobacco plc	2,268
48	Nestle S.A.	2,347
		4,615
	Household & Personal Products — 1.0%
42	Reckitt Benckiser Group plc	$2,251
	Insurance — 0.9%
110	Ping An Insurance (Group) Co.	957
25	Prudential Financial, Inc.	1,239
		2,196
	Materials — 7.0%
54	Anglo American plc	2,320
59	Barrick Gold Corp.	2,312
89	BHP Billiton plc	2,846
29	JFE Holdings, Inc.	1,158
28	Mosaic Co.	1,696
19	Praxair, Inc.	1,526
32	Shin-Etsu Chemical Co., Ltd.	1,784
165	Xstrata plc	2,950
		16,592
	Media — 0.6%
156	WPP plc	1,529
	Pharmaceuticals, Biotechnology & Life
	Sciences — 3.6%
53	Amgen, Inc. ●	3,015
17	Roche Holding AG.	2,976
44	Teva Pharmaceutical Industries Ltd. ADR	2,461
		8,452
	Real Estate — 0.7%
401	Hang Lung Properties Ltd.	1,572
	Retailing — 5.7%
15	Amazon.com, Inc. ●‡	2,072
39	Best Buy Co., Inc.	1,555
73	Gap, Inc.	1,527
3,538	GOME Electrical Appliances Holdings Ltd.	1,274
28	Kohl’s Corp. ●	1,499
346	Li & Fung Ltd.	1,431
96	Lowe’s Co., Inc.	2,241
50	Urban Outfitters, Inc. ●	1,745
		13,344
	Semiconductors & Semiconductor Equipment — 2.5%
66	Altera Corp. ‡	1,503
119	NVIDIA Corp. ●	2,219
180	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR.	2,057
		5,779
	Software & Services — 5.3%
44	Accenture plc	1,809
6	Google, Inc. ●	3,462
148	Oracle Corp.	3,620
19	Visa, Inc.	1,627
99	Western Union Co.	1,868
		12,386
	Technology Hardware & Equipment — 7.7%
387	Alcatel S.A.	1,302
17	Apple, Inc. ●	3,606
168	Cisco Systems, Inc. ●	4,015
96	Dell, Inc. ●	1,374
30	Hewlett-Packard Co.	1,520

The accompanying notes are an integral part of these financial statements.

			Market
Shares or Principal Amount +			Value Ì
COMMON STOCKS — (continued)
		Technology Hardware & Equipment — (continued)
	54	NetApp, Inc. ●	$1,864
	52	Qualcomm, Inc.	2,396
	352	Toshiba Corp.	1,953
			18,030
		Telecommunication Services — 1.3%
	36	American Tower Corp. Class A ●‡	1,555
	68	Softbank Corp.	1,599
			3,154
		Total common stocks
		(cost $120,711)	$151,027
ASSET & COMMERCIAL MORTGAGE BACKED
SECURITIES — 1.5%
		Finance and Insurance — 1.5%
		Bear Stearns Commercial Mortgage
		Securities, Inc.
	$450	5.61%, 11/15/2033	$466
		Collegiate Funding Services Education Loan
		Trust I
	47	0.26%, 09/28/2017 Δ	47
		Commercial Mortgage Asset Trust
	182	6.64%, 01/17/2032	182
		Crusade Global Trust
	90	0.31%, 06/17/2037 Δ	86
	26	0.43%, 01/16/2035 Δ	26
	61	0.44%, 09/18/2034 Δ	60
	36	0.48%, 01/17/2034 Δ	35
		CS First Boston Mortgage Securities Corp.
	450	3.94%, 05/15/2038	443
		European Loan Conduit
GBP	47	0.82%, 11/01/2029 ■Δ	63
		Goldman Sachs Mortgage Securities Corp. II
	110	0.75%, 03/06/2020 ■Δ	92
		Heller Financial Commercial Mortgage Asset
	—	7.75%, 01/17/2034	—
		Interstar Millennium Trust
	147	0.82%, 07/07/2034 Δ	142
		Medallion Trust
	128	0.31%, 02/27/2039 Δ	124
	65	0.39%, 05/25/2035 Δ	63
	70	0.44%, 12/21/2033 Δ	69
		National RMBS Trust
	172	0.36%, 03/20/2034 Δ	168
		New Century Home Equity Loan Trust
	8	0.52%, 03/25/2035 Δ	7
		Nissan Automotive Receivables Owner Trust
	161	5.03%, 05/16/2011	162
		Prudential Commercial Mortgage Trust
	570	4.49%, 02/11/2036	575
		Wachovia Bank Commercial Mortgage Trust
	455	0.36%, 07/15/2042 Δ	444
		Westpac Securitisation Trust
	138	0.32%, 03/23/2036 Δ	134
			3,388
		Total asset & commercial
		mortgage backed securities
		(cost $3,388)	$3,388
CORPORATE BONDS: INVESTMENT GRADE — 23.8%
		Arts, Entertainment and Recreation — 0.0%
		News America Holdings, Inc.
	$100	5.65%, 08/15/2020 ■	$104
		Beverage and Tobacco Product
		Manufacturing — 0.6%
		Anheuser-Busch Cos., Inc.
	170	5.50%, 01/15/2018 ‡	172
		Anheuser-Busch InBev N.V.
	75	5.38%, 01/15/2020 ■	77
		Cia Brasileira de Bebidas
	300	10.50%, 12/15/2011	346
		Diageo Capital plc
	430	5.20%, 01/30/2013	460
		Philip Morris International, Inc.
	270	5.65%, 05/16/2018	284
			1,339
		Chemical Manufacturing — 0.3%
		Bayer AG
GBP	200	5.63%, 05/23/2018	329
		Yara International ASA
	235	7.88%, 06/11/2019 ■	269
			598
		Computer and Electronic Product
		Manufacturing — 0.2%
		Hewlett-Packard Co.
	350	1.31%, 05/27/2011 Δ	355
		Electrical Equipment, Appliance
		Manufacturing — 0.0%
		General Electric Co.
	95	6.00%, 08/07/2019	99
		Finance and Insurance — 6.3%
		Allied World Assurance
	260	7.50%, 08/01/2016 ‡	278
		Aviva plc
	215	0.59%, 06/19/2017 Δ	179
		BAE Systems Holdings, Inc.
	145	4.95%, 06/01/2014 ■	151
	110	6.38%, 06/01/2019 ■	119
		Bank of America Corp.
	335	7.38%, 05/15/2014	380
		Barclays Bank plc
	155	5.00%, 09/22/2016	158
	140	6.75%, 05/22/2019	156
		CDP Financial, Inc.
	375	4.40%, 11/25/2019 ■	359
		Credit Suisse New York
	150	5.00%, 05/15/2013	160
		DBS Bank Ltd.
	250	0.49%, 05/16/2017 ■Δ	238
		Deutsche Boerse AG
EUR	55	7.50%, 06/13/2038	83
		DNB Nor Bank ASA
EUR	165	0.92%, 05/30/2017 Δ	220
		Eaton Vance Corp.
	125	6.50%, 10/02/2017	129
		European Investment Bank
EUR	795	3.63%, 10/15/2011	1,182
AUD	790	7.00%, 01/24/2012	734
The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount +			Value Ì
CORPORATE BONDS: INVESTMENT GRADE — (continued)
		Finance and Insurance — (continued)
		General Electric Capital Corp.
	$125	3.75%, 11/14/2014	$125
	85	5.63%, 05/01/2018	87
	125	5.90%, 05/13/2014	135
		Goldman Sachs Group, Inc.
	60	6.00%, 05/01/2014	66
	300	6.15%, 04/01/2018	321
		Honda Canada Finance, Inc.
CAD	275	5.68%, 09/26/2012	280
		HSBC Holdings plc
	240	0.48%, 10/06/2016 Δ	228
		Iberdrola Finance Ireland
	185	5.00%, 09/11/2019 ■	184
		Institut Credito Oficial
AUD	850	5.50%, 03/08/2011	765
		JP Morgan Chase & Co.
GBP	150	6.13%, 05/30/2017 Δ	249
	80	6.30%, 04/23/2019	88
		Kreditanstalt fuer Wiederaufbau
	1,470	3.25%, 02/15/2011	1,523
AUD	1,650	7.50%, 08/26/2011	1,538
		Merrill Lynch & Co., Inc.
EUR	175	4.63%, 09/14/2018	223
		Morgan Stanley
	250	5.63%, 09/23/2019	252
	100	6.63%, 04/01/2018	108
		National Australia Bank Ltd.
EUR	220	4.50%, 06/23/2016 Δ	318
		Nordea Bank Ab
	150	0.46%, 06/09/2016 Δ	142
		Northern Trust Co.
GBP	150	5.38%, 03/11/2015	236
		PNC Funding Corp.
	135	5.40%, 06/10/2014	144
		Principal Life Income Funding
	160	0.43%, 11/15/2010 Δ	159
		Santander Issuances
	200	0.61%, 06/20/2016 ■Δ	186
		Societe Financement de l’Economie Francaise
	1,025	2.13%, 01/30/2012 ■	1,038
	760	3.38%, 05/05/2014 ■	775
		Standard Chartered Bank
	160	6.40%, 09/26/2017 ■	165
		Svenska Handelsbanken Ab
EUR	140	0.94%, 10/19/2017 Δ	187
		Temasek Financial I Ltd.
	320	4.50%, 09/21/2015 ■	336
		UBS AG Stamford
	235	5.88%, 12/20/2017	242
		Wells Fargo & Co.
	100	3.75%, 10/01/2014	100
			14,726
		Food Manufacturing — 0.3%
		Kellogg Co.
	430	4.25%, 03/06/2013	451
	325	5.13%, 12/03/2012	352
			803
		Foreign Governments — 12.3%
		Australian Government
AUD	1,135	6.00%, 02/15/2017	1,048
		Belgium Kingdom
EUR	150	5.00%, 03/28/2035	231
		Bundesobligation
EUR	1,625	4.00%, 10/11/2013	2,488
		Buoni Poliennali Del Tes
EUR	590	6.00%, 05/01/2031	983
		Canadian Government
CAD	240	3.75%, 06/01/2012	240
CAD	310	5.75%, 06/01/2033	365
		Denmark (Kingdom of)
DKK	1,125	4.00%, 11/15/2015	227
DKK	225	4.50%, 11/15/2039	45
		Deutschland Bundesrepublic
EUR	875	4.25%, 07/04/2018	1,349
EUR	150	4.75%, 07/04/2034	233
EUR	2,225	5.25%, 01/04/2011	3,330
		Finnish Government
EUR	75	4.38%, 07/04/2019	114
		Germany (Federal Republic of)
EUR	2,875	3.75%, 07/04/2013	4,364
		Ireland (Republic of)
EUR	100	4.40%, 06/18/2019	139
		Italy (Republic of)
	225	5.25%, 09/20/2016	240
		Japanese Government
JPY	91,800	0.30%, 11/15/2011	988
JPY	464,150	0.70%, 12/20/2013	5,050
JPY	177,100	1.30%, 12/20/2018	1,928
JPY	14,650	1.80%, 06/20/2017	168
JPY	187,200	2.10%, 12/20/2027	2,043
		Kommunalbanken AS
	350	3.38%, 11/15/2011	360
		Malaysian Government
MYR	250	5.73%, 07/30/2019	81
		Netherlands Government
EUR	100	4.00%, 01/15/2037	138
		Norwegian Government
NOK	825	5.00%, 05/15/2015	151
		Poland Government
PLN	580	6.25%, 10/24/2015	205
		Singapore Government
SGD	1,545	3.63%, 07/01/2014	1,216
		South Africa (Republic of)
ZAR	1,225	8.25%, 09/15/2017	159
		Swedish Government
SEK	1,795	4.50%, 08/12/2015	273
		United Kingdom Government
GBP	325	5.00%, 03/07/2018	570
		United Mexican States
MXP	1,800	10.00%, 12/05/2024	158
			28,884
		Health Care and Social Assistance — 0.4%
		CVS Caremark Corp.
	375	0.56%, 06/01/2010 Δ	375
	190	5.75%, 06/01/2017	201
		Schering-Plough Corp.
EUR	300	5.38%, 10/01/2014	469
			1,045

The accompanying notes are an integral part of these financial statements.

			Market
Shares or Principal Amount +			Value Ì
CORPORATE BONDS: INVESTMENT GRADE — (continued)
		Information — 1.6%
		AT&T, Inc.
	$105	5.50%, 02/01/2018 ‡	$109
		Cellco Part — Verizon Wireless Capital
	720	2.87%, 05/20/2011 Δ	744
	395	5.55%, 02/01/2014	429
		Cingular Wireless Services, Inc.
	475	7.88%, 03/01/2011 ‡	510
		Deutsche Telekom International Finance B.V.
	100	6.00%, 07/08/2019	107
		France Telecom S.A.
	175	5.38%, 07/08/2019	185
		Koninklijke KPN N.V.
EUR	65	6.25%, 02/04/2014	103
		OTE plc
EUR	215	5.38%, 02/14/2011	318
		Telemar Norte Leste S.A.
	205	9.50%, 04/23/2019 ■	245
		Time Warner Cable, Inc.
	290	5.85%, 05/01/2017	305
	125	7.50%, 04/01/2014	144
		Verizon Communications, Inc.
	240	4.35%, 02/15/2013	251
		Verizon New England, Inc.
	375	6.50%, 09/15/2011	400
			3,850
		Mining — 0.3%
		Anglo American Capital plc
	125	9.38%, 04/08/2014 ■	150
		Rio Tinto Finance USA Ltd.
	280	8.95%, 05/01/2014	335
	180	9.00%, 05/01/2019	228
			713
		Miscellaneous Manufacturing — 0.2%
		Hutchison Whampoa International Ltd.
	125	4.63%, 09/11/2015	127
	215	7.63%, 04/09/2019 ■	247
			374
		Motor Vehicle & Parts Manufacturing — 0.2%
		DaimlerChrysler NA Holdings Corp.
	485	4.88%, 06/15/2010	493
		Petroleum and Coal Products Manufacturing — 0.4%
		EnCana Corp.
	305	5.90%, 12/01/2017	328
		Hess Corp.
	140	8.13%, 02/15/2019	169
		Marathon Oil Corp.
	165	7.50%, 02/15/2019	190
		Petrobras International Finance Co.
	180	7.88%, 03/15/2019	208
			895
		Real Estate and Rental and Leasing — 0.2%
		COX Communications, Inc.
	440	4.63%, 06/01/2013	457
		Utilities — 0.5%
		E.On International Finance
	$250	5.80%, 04/30/2018 ■	$269
		Electricite De France
EUR	150	4.63%, 09/11/2024	214
		Enel Finance International S.A.
	300	3.88%, 10/07/2014 ■	304
		NSTAR
	300	8.00%, 02/15/2010	302
			1,089
		Total corporate bonds: investment grade
		(cost $53,919)	$55,824
CORPORATE BONDS: NON-INVESTMENT GRADE — 0.0%
		Finance and Insurance — 0.0%
		Southern Capital Corp.
	$78	5.70%, 06/30/2022 ■	$53
		Total corporate bonds: non-investment grade
		(cost $79)	$53
U.S. GOVERNMENT AGENCIES — 6.7%
		Federal Home Loan Mortgage Corporation — 1.9%
	$1,443	0.58%, 11/15/2036 Δ	$1,432
	233	3.16%, 04/01/2029 Δ	237
	217	5.50%, 08/01/2019 — 12/01/2020	231
	2,500	6.00%, 01/15/2040 ]	2,651
			4,551
		Federal National Mortgage Association — 4.6%
	309	0.63%, 06/25/2036 Δ	305
	525	2.75%, 02/05/2014	531
	400	4.00%, 01/15/2040 ]	386
	2,200	4.50%, 01/15/2025 — 01/15/2040 ]	2,211
	919	4.78%, 02/01/2014 ☐Δ	966
	1,466	4.98%, 12/01/2013 ☐Δ	1,555
	437	5.00%, 02/01/2019 — 04/01/2019	460
	2,554	5.50%, 04/01/2034 — 10/01/2036	2,678
	700	6.00%, 01/15/2040 ]	741
	661	6.50%, 11/01/2013 — 05/01/2036	708
	4	7.00%, 02/01/2029	4
			10,545
		Government National Mortgage Association — 0.2%
	259	6.00%, 11/15/2028 — 06/15/2035	276
	37	6.50%, 10/15/2028	40
	286	7.50%, 09/16/2035	318
	35	8.00%, 10/15/2029 — 12/15/2030	41
			675
		Total U.S. government agencies
		(cost $15,418)	$15,771
U.S. GOVERNMENT SECURITIES — 1.4%
		U.S. Treasury Securities — 1.4%
		U.S. Treasury Bonds — 0.8%
	$1,750	4.50%, 05/15/2038	$1,714
	100	5.38%, 02/15/2031	110
			1,824
The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount +			Value Ì
U.S. GOVERNMENT SECURITIES — (continued)
	U.S. Treasury Notes — 0.6%
$325	2.75%, 02/15/2019		$299
75	3.13%, 04/30/2013		78
725	3.38%, 11/15/2019		698
95	3.75%, 11/15/2018		95
265	3.88%, 05/15/2018		269
			1,439
			3,263
	Total U.S. government securities
	(cost $3,366)		$3,263
	Total long-term investments
	(cost $196,881)		$229,326
SHORT-TERM INVESTMENTS — 4.5%
	Repurchase Agreements — 4.5%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $2,507,
	collateralized by FHLMC 4.00% — 6.00%,
	2022 — 2039, FNMA 5.00% — 7.00%,
	2028 — 2047, value of $2,557)
$2,507	0.005%, 12/31/2009		$2,507
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $4,624,
	collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $4,717)
4,624	0.010%, 12/31/2009		4,624
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $1,813,
	collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $1,857)
1,813	0.010%, 12/31/2009		1,813
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $20, collateralized by
	U.S. Treasury Note 1.50%, 2013, value
	of $21)
20	0.001%, 12/31/2009		20
	UBS Securities, Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $1,714,
	collateralized by FNMA 4.00% — 8.25%,
	2013 — 2040, value of $1,748)
1,714	0.010%, 12/31/2009		1,714
			10,678
	Total short-term investments
	(cost $10,678)		$10,678
	Total investments
	(cost $207,559) ▲	102.2%	$240,004
	Other assets and liabilities.	(2.2)%	(5,108)
	Total net assets	100.0%	$234,896

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 49.3% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $210,639 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$35,736
Unrealized Depreciation	(6,371)
Net Unrealized Appreciation	$29,365

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2009.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $5,424, which represents 2.31% of total net assets.

]	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2009 was $6,051.

+	All principal amounts are in U.S. dollars unless otherwise indicated.

AUD	— Australian Dollar
CAD	— Canadian Dollar
DKK	— Denmark Krone
EUR	— EURO
GBP	— British Pound
JPY	— Japanese Yen
MXP	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
PLN	— Polish New Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
ZAR	— South African Rand

☐	Security pledged as initial margin deposit for open futures contracts at December 31, 2009.

Futures Contracts Outstanding at December 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
2 Year U.S. Treasury Note	8	Short	Mar 2010	$10
5 Year U.S. Treasury Note	2	Short	Mar 2010	—
10 Year U.S. Treasury Note	9	Long	Mar 2010	(2)
90 Day Euro	9	Short	Mar 2010	(1)
AUST 10 Year Bond	1	Short	Mar 2010	1
AUST 3 Year Bond	36	Short	Mar 2010	(10)
Canadian 10 Year Bond	4	Short	Mar 2010	(1)
DJ Euro STOXX 50	62	Short	Mar 2010	(81)

The accompanying notes are an integral part of these financial statements.

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
Euro BOBL	35	Long	Mar 2010	$(39)
Euro BUND	7	Short	Mar 2010	3
Euro-Schatz	17	Long	Mar 2010	(7)
FTSE 100 IDX	24	Short	Mar 2010	(36)
Japan 10Y Bond	1	Long	Mar 2010	—
Long Gilt	18	Long	Mar 2010	(21)
S&P 500 Mini	140	Short	Mar 2010	(178)
S&P/TSE 60 Index	7	Short	Mar 2010	(24)
Topix Index	23	Short	Mar 2010	(23)
U.S. Long Bond	19	Long	Mar 2010	(36)
				$(445)

*	The number of contracts does not omit 000’s.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value Ì	Amount	Date	(Depreciation)
Australian Dollar (Buy)	$1,140	$1,153	03/17/10	$(13)
Australian Dollar (Sell)	860	851	03/17/10	(9)
Australian Dollar (Buy)	307	304	03/17/10	3
Australian Dollar (Sell)	4,831	4,872	03/17/10	41
Brazilian Real (Buy)	175	173	03/17/10	2
Brazilian Real (Sell)	25	25	03/17/10	—
British Pound (Buy)	567	575	03/17/10	(8)
British Pound (Sell)	201	199	03/17/10	(2)
British Pound (Buy)	1,054	1,046	03/17/10	8
British Pound (Sell)	2,096	2,108	03/17/10	12
British Pound (Sell)	2,021	2,035	03/19/10	14
Canadian Dollar (Buy)	999	988	03/17/10	11
Canadian Dollar (Sell)	224	224	03/17/10	—
Canadian Dollar (Sell)	101	100	01/06/10	(1)
Canadian Dollar (Sell)	2,983	2,950	03/17/10	(33)
Canadian Dollar (Sell)	910	898	03/18/10	(12)
Chilean Peso (Sell)	101	105	01/25/10	4
Chinese Renminbi (Buy)	51	50	02/22/10	1
Chinese Renminbi (Buy)	320	309	07/20/12	11
Chinese Renminbi (Sell)	244	250	07/20/12	6
Chinese Renminbi (Buy)	158	159	02/22/10	(1)
Chinese Renminbi (Sell)	209	203	02/22/10	(6)
Czech Koruna (Buy)	207	208	03/17/10	(1)
Czech Koruna (Sell)	37	37	03/17/10	—
Czech Koruna (Buy)	124	124	03/17/10	—
Czech Koruna (Sell)	701	714	03/17/10	13
Danish Krone (Sell)	1,442	1,259	03/05/10	(183)
Danish Krone (Buy)	293	299	03/17/10	(6)
Danish Krone (Sell)	332	337	03/17/10	5
Euro (Buy)	37	37	01/25/10	—
Euro (Buy)	1,338	1,368	03/17/10	(30)
Euro (Sell)	205	205	03/17/10	—
Euro (Buy)	301	299	03/17/10	2
Euro (Sell)	18,733	19,287	03/17/10	554
Euro (Sell)	2,541	2,592	03/19/10	51
Hong Kong Dollar (Buy)	143	143	06/12/12	—
Hungarian Forint (Buy)	151	146	03/17/10	5
Hungarian Forint (Sell)	145	147	03/17/10	2
Hungarian Forint (Sell)	37	36	03/17/10	(1)
Indian Rupee (Buy)	850	857	01/25/10	(7)
Indian Rupee (Sell)	307	307	01/25/10	—
Indian Rupee (Buy)	203	203	01/25/10	—
Indian Rupee (Sell)	127	127	01/25/10	—
Israeli New Shekel (Buy)	25	25	03/17/10	—
Japanese Yen (Buy)	171	172	01/06/10	(1)
Japanese Yen (Buy)	2,450	2,565	03/17/10	(115)
Japanese Yen (Sell)	2,207	2,295	03/11/10	88
Japanese Yen (Sell)	13,964	14,481	03/17/10	517
Malaysian Ringgit (Buy)	10	10	03/17/10	—
Malaysian Ringgit (Sell)	86	87	03/17/10	1
Mexican Peso (Buy)	33	33	03/17/10	—
Mexican Peso (Sell)	189	191	03/17/10	2
New Zealand Dollar (Buy)	799	790	03/17/10	9
New Zealand Dollar (Buy)	83	83	03/17/10	—
New Zealand Dollar (Sell)	1,035	1,013	03/17/10	(22)
Norwegian Krone (Buy)	373	375	03/17/10	(2)
Norwegian Krone (Sell)	677	673	03/17/10	(4)
Norwegian Krone (Buy)	895	887	03/17/10	8
Norwegian Krone (Sell)	114	114	03/17/10	—
Polish Zloty (Sell)	300	301	03/17/10	1
Polish Zloty (Sell)	75	75	03/17/10	—
Republic of Korea Won (Buy)	541	537	03/17/10	4
Republic of Korea Won (Buy)	75	75	03/17/10	—
Republic of Korea Won (Sell)	153	149	03/17/10	(4)
Russian Ruble (Buy)	24	25	01/25/10	(1)
Russian Ruble (Sell)	24	25	01/25/10	1
Singapore Dollar (Buy)	272	275	03/17/10	(3)
Singapore Dollar (Sell)	1,278	1,293	03/17/10	15
South African Rand (Sell)	203	200	03/17/10	(3)
South African Rand (Buy)	33	32	03/17/10	1
Swedish Krona (Buy)	1,186	1,193	03/17/10	(7)
Swedish Krona (Sell)	910	905	03/17/10	(5)
Swedish Krona (Buy)	166	163	03/17/10	3
Swedish Krona (Sell)	648	659	03/17/10	11
Swiss Franc (Buy)	39	39	03/17/10	—
Swiss Franc (Sell)	20	20	03/17/10	—
Taiwanese Dollar (Buy)	25	25	01/25/10	—
Taiwanese Dollar (Sell)	25	25	01/25/10	—
				$926

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford Global Advisers HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Diversification by Country
as of December 31, 2009

Percentage of
Country	Net Assets
Australia	1.1%
Belgium	0.1
Brazil	1.9
Canada	2.2
China	0.4
Denmark	0.9
Finland	0.0
France	1.5
Germany	10.0
Hong Kong	3.5
Ireland	0.2
Israel	1.0
Italy	0.5
Japan	9.5
Luxembourg	0.7
Malaysia	0.0
Mexico	0.1
Netherlands	0.2
Norway	0.4
Poland	0.1
Singapore	0.7
South Africa	0.1
Spain	1.3
Sweden	0.2
Switzerland	3.2
Taiwan	0.9
United Kingdom	8.6
United States	48.4
Short-Term Investments	4.5
Other Assets and Liabilities	(2.2)
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$3,904	$—	$3,904	$—
Banks	9,015	1,941	7,074	—
Capital Goods	16,286	10,966	5,320	—
Consumer Durables & Apparel	4,258	1,673	2,585	—
Consumer Services.	4,378	4,378	—	—
Diversified Financials	7,531	5,654	1,877	—
Energy	13,650	12,044	1,606	—
Food & Staples Retailing	2,105	—	2,105	—
Food, Beverage & Tobacco	4,615	—	4,615	—
Household & Personal Products	2,251	—	2,251	—
Insurance	2,196	1,239	957	—
Materials	16,592	5,534	11,058	—
Media.	1,529	—	1,529	—
Pharmaceuticals, Biotechnology & Life Sciences	8,452	5,476	2,976	—
Real Estate	1,572	—	1,572	—
Retailing	13,344	10,639	2,705	—
Semiconductors & Semiconductor Equipment	5,779	5,779	—	—
Software & Services.	12,386	12,386	—	—
Technology Hardware & Equipment.	18,030	14,775	3,255	—
Telecommunication Services	3,154	1,555	1,599	—
Total	151,027	94,039	56,988	—
Asset & Commercial Mortgage Backed Securities	3,388	—	3,176	212
Corporate Bonds: Investment Grade.	55,824	—	55,824	—
Corporate Bonds: Non-Investment Grade	53	—	—	53
U.S. Government Agencies	15,771	—	15,771	—
U.S. Government Securities	3,263	698	2,565	—
Short-Term Investments	10,678	—	10,678	—
Total	$240,004	$94,737	$145,002	$265
Other Financial Instruments *	$1,420	$14	$1,406	$—
Liabilities:
Other Financial Instruments *	$939	$459	$480	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized Gain	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	(Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Asset & Commercial Mortgage Backed Securities	$1,027	$1	$44	*	$(459)	$(401)	$212
Corporate Bonds	86	—	(20	)†	(13)	—	53
Total	$1,113	$1	$24		$(472)	$(401)	$265

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $23.
†	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $(20).

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 97.4%
	Australia — 0.7%
21	Aquarius Platinum Ltd.	$140
1	BHP Billiton Ltd. ADR	114
2	Newcrest Mining Ltd.	76
104	Pacific Brands Ltd.	104
3	Rio Tinto Ltd.	190
21	Toll Holdings Ltd.	161
		785
	Austria — 0.3%
8	OMV AG	347
	Belgium — 0.5%
55	Fortis	205
55	Hansen Transmissions ●	96
5	UCB S.A.	206
		507
	Brazil — 3.6%
54	Banco do Estado do Rio Grande do Sul S.A.	453
2	BR Malls Participacoes S.A. ●	23
32	Brasil Brokers Participacoes	118
7	Brasil Telecom S.A. ADR ●	194
3	Cetip S.A. — Balcao Organizado	24
2	CIA Saneamento Minas Gerais	42
29	Companhia Energetica de Minas Gerais ADR	522
14	Cosan Ltd. ●	125
6	EDP — Energias do Brasil S.A.	108
6	Hypermarcas S.A. ●	129
40	Itau Unibanco Banco Multiplo S.A. ADR	908
4	Multiplan Empreendimentos Imobiliarios S.A.	73
25	PDG Realty S.A.	248
3	Petroleo Brasileiro S.A. ADR	136
5	Tele Norte Leste Participacoes S.A. ADR	98
2	Tim Participacoes S.A. ADR	73
17	Tivit Terceirizacao De Tecno	161
15	Tractebel Energia S.A.	182
7	Vale S.A. — SP ADR	197
		3,814
	Canada — 4.9%
1	Agrium, Inc.	43
19	Bank of Nova Scotia	901
7	Barrick Gold Corp.	293
8	Canadian Natural Resources Ltd. ADR	590
4	Canadian Oil SandsTrust	117
3	Cenovus Energy, Inc.	67
7	Cott Corp. ●	55
3	EnCana Corp. ADR	86
9	Ivanhoe Mines Ltd. ●	138
2	Magna International, Inc.	97
7	Methanex Corp.	128
8	National Bank of Canada	467
2	Potash Corp. of Saskatchewan, Inc.	230
11	Sino Forest Corp. ●	210
8	Suncor Energy, Inc.	279
9	Teck Cominco Ltd. Class B ●	314
6	Toronto-Dominion Bank	378
8	Toronto-Dominion Bank ADR	494
33	Uranium Participation Corp. ●	205
		5,092
	China — 2.2%
1	Baidu, Inc. ADR ●	368
73	China Coal Energy Co.	132
78	China Dongxiang Group Co.	60
24	China Pacific Insurance ●	94
31	China Shenhua Energy Co., Ltd.	151
48	Golden Eagle Retail Group Ltd.	97
74	Jiangsu Express Co., Ltd.	66
3	Longtop Financial Technologies Ltd. ●	92
61	New World Department Store China	56
149	Parkson Retail Group Ltd.	262
1	Perfect World Co., Ltd. ADR ●	50
4	PetroChina Co., Ltd. ADR	453
3	Shanda Interactive Entertainment Ltd. ADR ●	136
11	Tencent Holdings Ltd.	246
26	Tingyi Holding Corp.	64
5	Zhongpin, Inc. ●	75
		2,402
	Denmark — 0.4%
8	DSV A/S	152
5	Foroya Banki P/F	114
2	Gronlandsbanken	139
1	H. Lundbeck A/S.	25
—	Ringkjoebing Landbobank.	41
		471
	France — 3.7%
1	Accor S.A.	35
7	BNP Paribas	587
1	Carrefour S.A.	63
3	CFAO ●	143
1	Electricite de France	83
8	France Telecom S.A.	202
6	Gaz de France	257
7	Groupe Danone	436
1	Ipsen	55
4	Michelin (C.G.D.E.) Class B	271
8	Peugeot S.A.	254
2	Pinault-Printemps-Redoute S.A.	258
3	Renault S.A.	169
14	Rhodia S.A.	244
3	Safran S.A.	56
2	Sanofi-Aventis S.A.	135
2	Sanofi-Aventis S.A. ADR	92
4	Societe Generale Class A	266
3	Total S.A. ADR.	219
1	Unibail-Rodamco SE	155
2	Vinci S.A.	135
4	Vivendi S.A.	120
		4,235
	Germany — 2.5%
8	BASF SE	515
3	Daimler AG	165
6	Deutsche Boerse AG	503
6	Deutsche Telekom AG	91
11	E.On AG	451
2	HeidelbergCement AG	125
1	Hochtief AG	63

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Germany — (continued)
5	Qiagen N.V. ●	$101
5	Siemens AG	493
		2,507
	Greece — 0.0%
2	Tsakos Energy Navigation Ltd.	29
	Hong Kong — 3.1%
54	AMVIG Holdings Ltd.	22
112	Anta Sports Products Ltd.	165
17	ASM Pacific Technology	158
198	BaWang International Group Holding Ltd. ●	137
82	BOC Hong Kong Holdings Ltd.	183
85	China Mengniu Dairy Co.	303
27	China Resources Power Holdings Co., Ltd.	54
81	China Shanshui Cement Group	59
91	China State Construction International
	Holdings Ltd.	38
30	China Yurun Food Group Ltd.	90
75	CNPC Hong Kong Ltd.	98
249	Dah Sing Banking Group Ltd.	370
74	Daphne International Holdings Ltd.	60
20	Esprit Holdings Ltd.	135
5	Hengan International Group Co., Ltd.	37
37	Hi Sun Technology China Ltd. ●	21
568	Huabao International Holdings Ltd.	611
2	Lilang China Co., Ltd. ●	1
96	Ontime Department Store	89
6	Orient Overseas International Ltd.	28
236	Oriental Watch Holdings	50
15	Peace Mark Holdings Ltd. Ù●†	—
32	Ports Design Ltd.	99
74	Want Want China Holdings Ltd.	51
60	Xinao Gas Holdings Ltd.	153
222	Xtep International Holdings Ltd.	125
		3,137
	India — 1.7%
4	Bajaj Hindusthan Ltd.	18
8	Bank of Baroda	89
10	Bank of India	80
9	Corp. Bank	83
17	Dabur India Ltd.	58
3	HDFC Bank Ltd. ADR	345
31	Indian Overseas Bank.	72
26	Marico Ltd.	58
17	Oriental Bank of Commerce	90
1	Punjab National Bank Ltd.	16
5	Reliance Industries Ltd.	119
9	Reliance Industries Ltd. GDR ■	427
2	State Bank of India	86
16	Union Bank of India	90
		1,631
	Indonesia — 0.2%
4	P.T. Telekomunikasi Indonesia ADR	169
	Ireland — 0.5%
4	CRH plc.	100
44	Elan Corp. plc ADR ●	286
2	Warner Chilcott plc ●	54
		440
	Israel — 0.9%
2	Cellcom Israel Ltd.	69
7	Partner Communications Co., Ltd. ADR	145
13	Teva Pharmaceutical Industries Ltd. ADR	757
		971
	Italy — 0.8%
13	Enel S.p.A.	73
3	Eni S.p.A. ADR	144
24	Saras S.p.A.	76
17	Snam Rete Gas S.p.A.	82
418	Telecom Italia S.p.A.	464
		839
	Japan — 4.4%
14	Asahi Kasei Corp.	71
1	Astellas Pharma, Inc.	54
16	Daiichi Sankyo Co., Ltd.	338
14	Eisai Co., Ltd.	526
44	Hino Motors Ltd.	152
18	Honda Motor Co., Ltd.	618
—	Japan Tobacco, Inc.	189
5	Komatsu Ltd.	113
130	Mitsubishi UFJ Financial Group, Inc.	642
19	Mitsui & Co., Ltd.	272
68	Nippon Steel Corp.	276
6	Nok Corp.	88
—	Osaka Securities Exchange Co., Ltd.	233
7	Shin-Etsu Chemical Co., Ltd.	417
10	Shionogi & Co., Ltd.	208
38	Showa Denko K.K	75
—	SMC Corp.	34
8	Tokyo Electric Power Co., Inc.	198
24	Tokyo Gas Co., Ltd.	94
		4,598
	Jersey — 0.2%
2	Randgold Resources Ltd. ADR	182
	Korea (republic of) — 0.1%
—	Lotte Shopping Co. ●	53
	Luxembourg — 0.6%
6	Millicom International Cellular S.A.	478
4	SES Global S.A.	82
		560
	Malaysia — 0.0%
45	PLUS Expressways Berhad	43
	Netherlands — 1.0%
6	Heineken N.V.	280
20	ING Groep N.V.	196
5	SBM Offshore N.V.	101
4	TNT N.V.	122
9	Unilever N.V. CVA	300
		999
The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Norway — 0.6%
32	DNB Nor ASA	$343
38	Marine Harvest ●	27
20	Sparebanken Midt-Norge	186
11	Telenor ASA.	155
		711
	Philippines — 0.0%
472	Metro Pacific Investments Corp. ●	27
	Russia — 1.6%
14	Mobile Telesystems OJSC ADR	678
23	OAO Gazprom Class S ADR	594
3	Uralkali ☐	55
9	Vimpel-Communications ADR	170
		1,497
	Singapore — 0.8%
132	CapitaLand Retail Ltd. ●	239
38	Ezra Holdings Ltd.	61
27	Neptune Orient Lines Ltd.	31
24	Olam International Ltd.	46
80	Oversea-Chinese Banking Corp., Ltd.	513
		890
	South Africa — 0.4%
1	Anglo American Platinum Co., Ltd.	130
21	MTN Group Ltd.	332
		462
	South Korea — 0.3%
2	Posco ADR	301
	Spain — 1.0%
22	Banco Santander Central Hispano S.A.	363
2	Laboratorios Almiral S.A.	26
4	Red Electrica Corporacion S.A.	215
8	Telefonica S.A.	218
4	Telefonica S.A. ADR	329
		1,151
	Sweden — 0.2%
1	Assa Abloy Ab	26
16	Lundin Petroleum Ab ●	123
2	Swedish Match Ab.	50
11	Volvo Ab Class B	95
		294
	Switzerland — 3.2%
1	Bank Sarasin & Cie AG ●	25
1	Banque Cantonale Vaudoise (BCV)	242
15	Julius Baer Group Ltd.	534
1	Kuehne & Nagel International AG	140
24	Nestle S.A.	1,187
1	Roche Holding AG	250
—	Synthes, Inc.	24
61	UBS AG ●	951
1	Zurich Financial Services AG	172
		3,525
	Taiwan — 1.0%
28	Acer, Inc.	85
24	Delta Electronics, Inc.	76
2	Delta Electronics, Inc. GDR ☐	28
20	Epistar Corp.	75
2	Epistar Corp. ADR ■●†	42
6	High Technology Computer Corp.	70
38	Hon Hai Precision Industry Co., Ltd.	178
6	Hon Hai Precision Industry Co., Ltd. GDR ☐	54
12	MediaTek, Inc.	200
73	Taiwan Semiconductor Manufacturing Co., Ltd.	148
		956
	Thailand — 0.6%
171	Bangkok Bank plc	600
	Turkey — 0.3%
20	Turkcell Iletisim Hizmetleri A.S. ADR	356
	United Kingdom — 9.0%
5	AstraZeneca plc	256
4	AstraZeneca plc ADR	190
34	BAE Systems plc.	196
21	Barclays Bank plc	92
66	Barratt Developments plc	131
53	BG Group plc	958
5	BHP Billiton plc	165
65	BP plc	631
8	BP plc ADR	486
21	British American Tobacco plc	688
5	Cadbury plc	66
5	Croda International plc	66
298	Dixons Group plc	175
43	HSBC Holding plc	494
21	Imperial Tobacco Group plc	665
9	International Power plc	45
60	Kingfisher plc	220
60	Marks & Spencer Group plc	387
14	National Grid plc	156
31	PureCircle Ltd. ●	122
34	Rexam plc	156
11	Rio Tinto plc	572
22	Rolls-Royce Group plc	173
1	Royal Dutch Shell plc ADR	41
4	Severn Trent plc	64
34	Standard Chartered plc	858
65	Thomas Cook Group plc	240
5	Vedanta Resources plc	189
9	WPP plc.	92
37	Xstrata plc	659
		9,233
	United States — 46.1%
1	Abbott Laboratories	74
12	Accenture plc	488
13	ACE Ltd.	671
3	Adobe Systems, Inc. ●	117
12	Aetna, Inc.	384
1	Air Products and Chemicals, Inc.	113
3	Alliance Data Systems Corp. ●	209
12	Allstate Corp.	354
9	Altria Group, Inc.	183
3	Amazon.com, Inc. ●	400

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	United States — (continued)
8	American Eagle Outfitters, Inc.	$140
2	American Tower Corp. Class A ●	100
13	Ameriprise Financial, Inc.	505
3	Amerisource Bergen Corp.	66
1	AMETEK, Inc.	49
2	Amgen, Inc. ●	135
5	Amylin Pharmaceuticals, Inc. ●	75
2	Anadarko Petroleum Corp.	148
5	Apollo Group, Inc. Class A ●	281
6	Apple, Inc. ●	1,327
4	Applied Micro Circuits Corp. ●	28
7	Aqua America, Inc.	117
3	Arfon, Inc. ●	60
7	Automatic Data Processing, Inc.	319
4	Baker Hughes, Inc.	155
—	Ball Corp.	21
2	Bally Technologies, Inc. ●	76
1	Baxter International, Inc.	44
3	BE Aerospace, Inc. ●	80
1	Beckman Coulter, Inc.	73
12	Best Buy Co., Inc.	467
24	Blockbuster, Inc. Class A ●	16
3	BMC Software, Inc. ●	107
5	Boeing Co.	287
11	Broadcom Corp. Class A ●	334
3	Cabot Oil & Gas Corp.	127
10	Cardinal Health, Inc.	310
1	Carlisle Cos., Inc.	25
2	Caterpillar, Inc.	100
1	Celanese Corp.	33
2	Celgene Corp. ●	136
6	Cental Euro Distribution Corp. ●	166
2	CenturyTel, Inc.	68
2	Cephalon, Inc. ●	95
3	Chesapeake Energy Corp.	78
3	Chevron Corp.	259
4	China Natural Gas ●	50
4	Ciena Corp. ●	39
10	Cisco Systems, Inc. ●	237
3	Citizens & Northern Corp.	26
64	Citizens Republic Bancorp, Inc. ●	44
4	CMS Energy Corp.	56
5	Coach, Inc.	176
23	Cobalt International Energy ●	322
7	Comcast Corp. Class A.	113
2	Comtech Telecommunications Corp. ●	57
5	ConocoPhillips Holding Co.	277
2	Consol Energy, Inc.	113
12	Constellation Brands, Inc. Class A ●	195
1	Con-way, Inc.	37
2	Cooper Industries plc Class A	65
8	Corning, Inc.	157
40	Covenant Transport ●	170
1	Coventry Health Care, Inc. ●	29
12	Covidien plc	552
4	Crown Castle International Corp. ●	145
2	CVS/Caremark Corp.	63
4	Cytec Industries, Inc.	147
3	Danaher Corp.	218
19	Dell, Inc. ●	275
13	Delta Air Lines, Inc. ●	150
6	Devon Energy Corp.	416
1	DirecTV Class A ●	47
12	Discover Financial Services, Inc.	182
1	Discovery Communications, Inc. ●	33
1	Dover Corp.	31
4	Dow Chemical Co.	112
18	Dr. Pepper Snapple Group	512
2	DreamWorks Animation SKG, Inc. ●	92
1	Eclipsys Corp. ●	11
14	Eli Lilly & Co.	488
—	Energizer Holdings, Inc. ●	22
4	EOG Resources, Inc.	424
3	EQT Corp.	130
1	Equinix, Inc. ●	103
2	Everest Re Group Ltd.	170
10	Exelon Corp.	484
12	Exxon Mobil Corp.	792
5	FedEx Corp.	391
—	Fluor Corp.	22
5	FMC Corp.	284
26	Ford Motor Co. ●	258
10	Forest City Enterprises, Inc. Class A ●	112
6	Forest Laboratories, Inc. ●	182
9	Fortune Brands, Inc.	371
5	FPL Group, Inc.	242
1	Franklin Resources, Inc.	82
1	Freeport-McMoRan Copper & Gold, Inc. ●	60
3	Frontline Ltd.	90
4	GameStop Corp. Class A ●	92
34	Gap, Inc.	715
4	General Dynamics Corp.	269
30	General Electric Co.	448
2	General Mills, Inc.	126
2	Genesee & Wyoming, Inc. Class A ●	71
1	Genpact Ltd. ●	14
1	Genzyme Corp. ●	41
3	Gilead Sciences, Inc. ●	126
4	Goldman Sachs Group, Inc.	745
1	Google, Inc. ●	807
1	Herbalife Ltd.	41
9	Hess Corp.	573
10	Hewlett-Packard Co.	539
8	Home Depot, Inc.	218
2	Hospira, Inc. ●	103
3	Hub Group, Inc. ●	86
1	IBM Corp.	187
2	IDEX Corp.	58
6	Illinois Tool Works, Inc.	266
9	Ingersoll-Rand plc	309
7	Intel Corp.	141
6	Invesco Ltd.	132
11	J.B. Hunt Transport Services, Inc.	352
3	Johnson & Johnson	195
3	Juniper Networks, Inc. ●	92
3	King Pharmaceuticals, Inc. ●	32
3	Kohl’s Corp. ●	152
1	Lam Research Corp. ●	53
13	Leap Wireless International, Inc. ●	221
—	Lockheed Martin Corp.	27
2	Lorillard, Inc.	160

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund
Schedule of Investments — (continued) December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	United States — (continued)
9	Macy’s, Inc.	$144
5	Marathon Oil Corp.	157
6	Marsh & McLennan Cos., Inc.	137
1	Martin Marietta Materials, Inc.	57
—	Marvel Entertainment, Inc. ●	17
5	Marvell Technology Group Ltd. ●	111
10	Massey Energy Co.	402
19	Maxim Integrated Products, Inc.	389
1	McAfee, Inc. ●	41
5	McDonald’s Corp.	281
3	McGraw-Hill Cos., Inc.	115
5	McKesson Corp.	336
4	Medicines Co. ●	33
9	Medtronic, Inc.	415
24	Merck & Co., Inc.	871
5	MetLife, Inc.	163
3	MetroPCS Communications, Inc. ●	24
41	Microsoft Corp.	1,236
1	Mistras Group, Inc. ●	21
4	Moog, Inc. Class A ●	107
8	Mosaic Co.	475
4	Motorola, Inc. ●	34
3	Mylan, Inc. ●	63
4	N.V. Energy, Inc.	50
18	Nasdaq OMX Group, Inc. ●	350
2	National Oilwell Varco, Inc.	90
2	NetApp, Inc. ●	58
5	Netease.com, Inc. ●	175
1	New Oriental Education & Technology
	Group, Inc. ADR ●	97
8	NII Holdings, Inc. Class B ●	261
2	Noble Energy, Inc.	160
12	Northeast Utilities	312
2	Northrop Grumman Corp.	89
3	Occidental Petroleum Corp.	257
1	OGE Energy Corp.	40
25	Omega Navigation Enterprises	78
11	ON Semiconductor Corp. ●	97
33	Oracle Corp.	802
1	OSI Pharmaceuticals, Inc. ●	45
2	Overseas Shipholding Group, Inc.	68
2	PAREXEL International Corp. ●	28
4	Parker-Hannifin Corp.	203
2	Peabody Energy Corp.	88
4	Penn National Gaming, Inc. ●	95
6	Pentair, Inc.	179
5	PepsiCo, Inc.	329
55	Pfizer, Inc.	1,003
5	PG&E Corp.	234
9	Philip Morris International, Inc.	415
2	Pinnacle West Capital Corp.	64
6	Platinum Underwriters Holdings Ltd.	210
1	PNC Financial Services Group, Inc.	46
34	Popular, Inc.	77
2	Praxair, Inc.	146
7	QLogic Corp. ●	129
16	Qualcomm, Inc.	761
2	Questar Corp.	69
3	Regeneron Pharmaceuticals, Inc. ●	68
1	Rigel Pharmaceuticals, Inc. ●	7
3	Rockwell Automation, Inc.	132
2	Rockwood Holdings, Inc. ●	42
1	RTI International Metals, Inc. ●	23
5	Sapient Corp. ●	44
—	SBA Communications Corp. ●	16
5	Schlumberger Ltd.	340
—	Scripps Networks Interactive Class A	16
33	Seagate Technology	607
3	Sherwin-Williams Co.	154
6	Skyworks Solutions, Inc. ●	79
9	Smithfield Foods, Inc. ●	142
24	Solutia, Inc. ●	300
1	Sonoco Products Co.	21
3	St. Jude Medical, Inc. ●	122
14	Staples, Inc.	339
—	Strayer Education, Inc.	40
3	Sunpower Corp. ●	65
6	Target Corp.	305
2	Teekay Tankers Ltd.	13
2	Teledyne Technologies, Inc. ●	65
6	Texas Instruments, Inc.	144
3	Thermo Fisher Scientific, Inc. ●	122
3	THQ, Inc. ●	15
2	Time Warner Cable, Inc.	74
4	Time Warner, Inc.	117
4	TiVo, Inc. ●	37
6	Transatlantic Holdings, Inc.	318
1	Transocean, Inc. ●	69
5	Trimble Navigation Ltd. ●	116
12	TriQuint Semiconductor, Inc. ●	70
8	TW Telecom, Inc. ●	143
1	Ultra Petroleum Corp. ●	60
3	UniSource Energy Corp.	110
5	United Parcel Service, Inc. Class B	301
5	United Technologies Corp.	353
17	UnitedHealth Group, Inc.	526
21	Unum Group.	418
7	Valero Energy Corp.	119
1	Vertex Pharmaceuticals, Inc. ●	61
3	Visa, Inc.	276
12	Walt Disney Co.	399
46	Washington Mutual, Inc. Private Placement Ù●†	6
2	Watson Pharmaceuticals, Inc. ●	60
2	Wellpoint, Inc. ●	104
25	Wells Fargo & Co.	669
37	Western Union Co.	693
2	Williams Cos., Inc.	39
5	Xcel Energy, Inc.	99
1	XTO Energy, Inc.	66
19	Yahoo!, Inc. ●	312
		48,217
	Total common stocks
	(cost $89,306)	$102,031

PREFERRED STOCKS — 1.0%
	Brazil — 0.4%
14	Banco Itau Holding	$316
4	Telemar Norte Leste S.A.	136
		452

The accompanying notes are an integral part of these financial statements.

			Market
Shares or Principal Amount			Value Ì
PREFERRED STOCKS — (continued)
	United States — 0.6%
39	Bank of America Corp. Y		$588
	Total preferred stocks
	(cost $905)		$1,040

WARRANTS — 0.0%
	United States — 0.0%
6	Washington Mutual, Inc. Private Placement Ù●†		$—
	Total warrants
	(cost $—)		$—

EXCHANGE TRADED FUNDS — 0.1%
	United States — 0.1%
3	Industrial Select Sector SPDR Fund		$73
2	SPDR S&P Retail ETF		86
	Total exchange traded funds
	(cost $150)		$159
	Total long-term investments
	(cost $90,361)		$103,230

SHORT-TERM INVESTMENTS — 1.4%
	Repurchase Agreements — 1.4%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010 in
	the amount of $333, collateralized by FHLMC
	4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $340)
$333	0.005%, 12/31/2009		$333
	Deutsche Bank Securities TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the amount
	of $615, collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $627)
614	0.010%, 12/31/2009		614
	Morgan Stanley & Co., Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the amount
	of $241, collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $247)
241	0.010%, 12/31/2009		241
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $3,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $3)
3	0.001%, 12/31/2009		3
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the amount
	of $228, collateralized by FNMA 4.00% — 8.25%,
	2013 — 2040, value of $232)
228	0.010%, 12/31/2009		228
			1,419
	Total short-term investments
	(cost $1,419)		$1,419
	Total investments
	(cost $91,780) ▲	99.9%	$104,649
	Other assets and liabilities	0.1%	58
	Total net assets	100.0%	$104,707

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 51.7% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $95,502 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$16,346
Unrealized Depreciation	(7,199)
Net Unrealized Appreciation	$9,147

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $48, which represents 0.05% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $469, which represents 0.45% of total net assets.

☐
Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and are determined to be liquid. At December 31, 2009, the market value of these securities amounted to $137 or 0.13% of total net assets.

Y	Convertible security.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
01/2008 –	15	Peace Mark Holdings Ltd.	$16
07/2008
04/2008	46	Washington Mutual, Inc. Private Placement	400
04/2008	6	Washington Mutual, Inc. Private Placement Warrants	—

The aggregate value of these securities at December 31, 2009 was $6 which represents 0.01% of total net assets.

The accompanying notes are an integral part of these financial statements.

Hartford Global Equity HLS Fund
Schedule of Investments — (continued) December 31, 2009
(000’s Omitted)

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value Ì	Amount	Date	(Depreciation)
British Pound (Buy)	$22	$22	01/04/10	$—
British Pound (Buy)	20	20	01/06/10	—
Canadian Dollar (Buy)	20	20	01/04/10	—
Euro (Buy)	25	25	01/04/10	—
Euro (Buy)	30	30	01/05/10	—
Euro (Buy)	31	31	01/06/10	—
Hong Kong Dollar (Sell)	55	55	01/05/10	—
Japanese Yen (Sell)	24	24	01/04/10	—
Japanese Yen (Sell)	24	24	01/05/10	—
Japanese Yen (Buy)	14	14	01/05/10	—
Japanese Yen (Buy)	15	15	01/06/10	—
Norwegian Krone (Sell)	2	2	01/04/10	—
South African Rand (Sell)	2	2	01/04/10	—
				$—

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.8%
Banks (Financials)	11.2
Capital Goods (Industrials)	5.2
Commercial & Professional Services (Industrials)	0.0
Consumer Durables & Apparel (Consumer Discretionary)	1.4
Consumer Services (Consumer Discretionary)	1.1
Diversified Financials (Financials)	5.3
Energy (Energy)	11.7
Food & Staples Retailing (Consumer Staples)	0.2
Food, Beverage & Tobacco (Consumer Staples)	6.7
Health Care Equipment & Services (Health Care)	3.0
Household & Personal Products (Consumer Staples)	0.4
Insurance (Financials)	2.8
Materials (Materials)	8.4
Media (Consumer Discretionary)	1.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.2
Real Estate (Financials)	0.6
Retailing (Consumer Discretionary)	4.9
Semiconductors & Semiconductor Equipment (Information Technology)	2.0
Software & Services (Information Technology)	6.5
Technology Hardware & Equipment (Information Technology)	4.9
Telecommunication Services (Services)	5.1
Transportation (Industrials)	2.1
Utilities (Utilities)	4.7
Short-Term Investments	1.4
Other Assets and Liabilities	0.1
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$1,920	$355	$1,565	$—
Banks	11,453	4,808	6,639	6
Capital Goods	5,449	3,507	1,942	—
Commercial & Professional Services	21	21	—	—
Consumer Durables & Apparel	1,436	796	640	—
Consumer Services.	1,145	870	275	—
Diversified Financials	4,694	2,759	1,935	—
Energy	12,245	9,448	2,797	—
Food & Staples Retailing	172	63	109	—
Food, Beverage & Tobacco	7,019	2,695	4,324	—
Health Care Equipment & Services	3,099	3,075	24	—
Household & Personal Products	482	192	290	—
Insurance	2,912	2,535	377	—
Materials	8,897	4,039	4,858	—
Media.	1,317	1,023	294	—
Pharmaceuticals, Biotechnology & Life Sciences	7,499	5,319	2,180	—
Real Estate	720	565	155	—
Retailing	5,171	3,285	1,886	—
Semiconductors & Semiconductor Equipment	2,069	1,446	623	—
Software & Services.	6,869	6,602	267	—
Technology Hardware & Equipment.	5,106	4,697	409	—
Telecommunication Services	5,199	3,737	1,462	—
Transportation	2,301	1,558	743	—
Utilities	4,836	2,911	1,925	—
Total	102,031	66,306	35,719	6
Exchange Traded Funds	159	159	—	—
Preferred Stocks ‡	1,040	1,040	—	—
Warrants ‡	—	—	—	—
Short-Term Investments	1,419	—	1,419	—
Total	$104,649	$67,505	$37,138	$6
Other Financial Instruments *	$—	$—	$—	$—
Liabilities:
Other Financial Instruments *	$—	$—	$—	$—
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized Gain	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	(Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Common Stock	$17	$(4)	$15	*	$(6)	$(16)	$6
Total	$17	$(4)	$15		$(6)	$(16)	$6

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $5.

The accompanying notes are an integral part of these financial statements.

Hartford Global Growth HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 99.3%
	Automobiles & Components — 2.6%
158	Daimler AG	$8,436
858	Nissan Motor Co., Ltd.	7,536
		15,972
	Banks — 5.8%
461	Banco Santander Central Hispano S.A.	7,616
3,104	BOC Hong Kong Holdings Ltd.	6,974
334	Itau Unibanco Banco Multiplo S.A. ADR	7,636
913	Mitsubishi UFJ Financial Group, Inc.	4,498
351	Standard Chartered plc	8,856
		35,580
	Capital Goods — 10.7%
91	Danaher Corp.	6,866
179	Illinois Tool Works, Inc.	8,597
233	Ingersoll-Rand plc	8,309
113	Parker-Hannifin Corp.	6,063
68	Precision Castparts Corp.	7,526
71	Siemens AG	6,507
62	SMC Corp.	7,028
290	Sunpower Corp. ●	6,865
130	Vestas Wind Systems A/S ●	7,933
		65,694
	Consumer Durables & Apparel — 2.8%
136	Adidas-Salomon AG	7,360
185	Coach, Inc.	6,758
244	Sharp Corp.	3,081
		17,199
	Consumer Services — 2.9%
900	MGM Mirage, Inc. ●	8,207
3,862	Sands China Ltd. ●	4,713
3,884	Wynn Macau Ltd. ●	4,783
		17,703
	Diversified Financials — 4.9%
487	Bank of America Corp.	7,335
47	Goldman Sachs Group, Inc.	7,981
181	JP Morgan Chase & Co.	7,543
485	UBS AG ●	7,556
		30,415
	Energy — 8.9%
358	BG Group plc	6,457
90	Canadian Natural Resources Ltd.	6,517
66	EOG Resources, Inc.	6,410
143	Hess Corp.	8,653
184	National Oilwell Varco, Inc.	8,129
160	Petroleo Brasileiro S.A. ADR	7,641
167	Schlumberger Ltd.	10,845
		54,652
	Food & Staples Retailing — 1.4%
137	Metro AG	8,379
	Food, Beverage & Tobacco — 3.0%
279	British American Tobacco plc	9,054
194	Nestle S.A.	9,413
		18,467
	Household & Personal Products — 1.5%
175	Reckitt Benckiser Group plc	9,500
	Insurance — 1.5%
459	Ping An Insurance (Group) Co.	3,991
103	Prudential Financial, Inc.	5,123
		9,114
	Materials — 11.0%
217	Anglo American plc	9,405
236	Barrick Gold Corp.	9,306
374	BHP Billiton plc	11,935
118	JFE Holdings, Inc.	4,660
114	Mosaic Co.	6,827
77	Praxair, Inc.	6,185
128	Shin-Etsu Chemical Co., Ltd.	7,205
682	Xstrata plc	12,171
		67,694
	Media — 1.0%
625	WPP plc	6,110
	Pharmaceuticals, Biotechnology & Life Sciences — 5.6%
216	Amgen, Inc. ●	12,191
70	Roche Holding AG	12,001
176	Teva Pharmaceutical Industries Ltd. ADR	9,893
		34,085
	Real Estate — 1.1%
1,663	Hang Lung Properties Ltd.	6,520
	Retailing — 8.9%
62	Amazon.com, Inc. ●	8,348
158	Best Buy Co., Inc.	6,224
293	Gap, Inc.	6,140
14,188	GOME Electrical Appliances Holdings Ltd.	5,109
113	Kohl’s Corp. ●	6,071
1,462	Li & Fung Ltd.	6,045
392	Lowe’s Co., Inc.	9,173
201	Urban Outfitters, Inc. ●	7,030
		54,140
	Semiconductors & Semiconductor Equipment — 3.8%
276	Altera Corp.	6,250
475	NVIDIA Corp. ●	8,871
726	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	8,301
		23,422
	Software & Services — 8.1%
167	Accenture plc	6,943
22	Google, Inc. ●	13,844
635	Oracle Corp.	15,577
74	Visa, Inc.	6,501
399	Western Union Co.	7,513
		50,378
	Technology Hardware & Equipment — 11.8%
1,585	Alcatel S.A.	5,338
69	Apple, Inc. ●	14,634
691	Cisco Systems, Inc. ●	16,553
383	Dell, Inc. ●	5,494
118	Hewlett-Packard Co.	6,079
217	NetApp, Inc. ●	7,453

The accompanying notes are an integral part of these financial statements.

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Technology Hardware & Equipment — (continued)
208	Qualcomm, Inc.		$9,630
1,420	Toshiba Corp.		7,882
			73,063
	Telecommunication Services — 2.0%
143	American Tower Corp. Class A ●		6,181
273	Softbank Corp.		6,408
			12,589
	Total common stocks
	(cost $501,266)		$610,676
	Total long-term investments
	(cost $501,266)		$610,676

SHORT-TERM INVESTMENTS — 0.7%
	Repurchase Agreements — 0.7%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $968, collateralized by FHLMC
	4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $988)
$968	0.005%, 12/31/2009		$968
	Deutsche Bank Securities TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $1,786, collateralized by FNMA
	5.00% — 7.00%, 2022 — 2040, value of $1,822)
1,786	0.010%, 12/31/2009		1,786
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $700, collateralized by FHLMC
	4.00% — 8.00%, 2010 — 2039, FNMA
	3.50% — 8.00%, 2013 — 2049, value of $717)
700	0.010%, 12/31/2009		700
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $8,
	collateralized by U.S. Treasury Note 1.50%,
	2013, value of $8)
8	0.001%, 12/31/2009		8
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $662, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $675)
662	0.010%, 12/31/2009		662
			4,124
	Total short-term investments
	(cost $4,124)		$4,124
	Total investments
	(cost $505,390) ▲	100.0%	$614,800
	Other assets and liabilities	—%	240
	Total net assets	100.0%	$615,040

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 47.5% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $509,615 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$125,670
Unrealized Depreciation	(20,485)
Net Unrealized Appreciation	$105,185

●	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value Ì	Amount	Date	(Depreciation)
Canadian Dollar (Sell)	$449	$446	01/06/10	$(3)

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
as of December 31, 2009

Percentage of
Country	Net Assets
Brazil	2.5%
Canada	2.6
China	0.7
Denmark	1.3
France	0.9
Germany	5.1
Hong Kong	5.7
Israel	1.6
Japan	7.8
Spain	1.2
Switzerland	4.7
Taiwan	1.4
United Kingdom	12.0
United States	51.8
Short-Term Investments	0.7
Other Assets and Liabilities	—
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Hartford Global Growth HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$15,972	$—	$15,972	$—
Banks	35,580	7,636	27,944	—
Capital Goods	65,694	44,226	21,468	—
Consumer Durables & Apparel	17,199	6,758	10,441	—
Consumer Services	17,703	17,703	—	—
Diversified Financials	30,415	22,859	7,556	—
Energy	54,652	48,195	6,457	—
Food & Staples Retailing	8,379	—	8,379	—
Food, Beverage & Tobacco	18,467	—	18,467	—
Household & Personal Products	9,500	—	9,500	—
Insurance	9,114	5,123	3,991	—
Materials	67,694	22,318	45,376	—
Media	6,110	—	6,110	—
Pharmaceuticals, Biotechnology & Life Sciences	34,085	22,084	12,001	—
Real Estate	6,520	—	6,520	—
Retailing	54,140	42,986	11,154	—
Semiconductors & Semiconductor Equipment	23,422	23,422	—	—
Software & Services	50,378	50,378	—	—
Technology Hardware & Equipment	73,063	59,843	13,220	—
Telecommunication Services	12,589	6,181	6,408	—
Total	610,676	379,712	230,964	—
Short-Term Investments	4,124	—	4,124	—
Total	$614,800	$379,712	$235,088	$—
Liabilities:
Other Financial Instruments *	$3	$—	$3	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford Global Health HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 99.5%
	Biotechnology — 20.1%
121	3SBio, Inc. ADR ●	$1,662
51	Affymax, Inc. ●	1,257
96	Amgen, Inc. ●	5,431
202	Amylin Pharmaceuticals, Inc. ●	2,863
364	Celera Corp. ●	2,512
89	Celgene Corp. ●	4,933
71	Celldex Therapeutics, Inc. ●	334
40	Cephalon, Inc. ●	2,496
454	Cytokinetics, Inc. ●	1,320
14	Genzyme Corp. ●	696
55	Gilead Sciences, Inc. ●	2,393
731	Incyte Corp. ●	6,661
431	Ligand Pharmaceuticals Class B ●	934
65	OSI Pharmaceuticals, Inc. ●	2,014
87	Regeneron Pharmaceuticals, Inc. ●	2,104
33	Rigel Pharmaceuticals, Inc. ●	318
166	Seattle Genetics, Inc. ●	1,686
238	Siga Technologies, Inc. ●	1,380
61	Vertex Pharmaceuticals, Inc. ●	2,627
		43,621
	Drug Retail — 1.0%
70	CVS/Caremark Corp.	2,242
	Health Care Distributors — 7.5%
148	Amerisource Bergen Corp.	3,848
188	Cardinal Health, Inc.	6,068
103	McKesson Corp.	6,456
		16,372
	Health Care Equipment — 21.3%
50	Abiomed, Inc. ●	437
71	Baxter International, Inc.	4,137
51	Beckman Coulter, Inc.	3,351
51	CareFusion Corp. ●	1,275
160	China Medical Technologies, Inc. ADR	2,242
147	Covidien plc	7,049
62	DiaSorin S.p.A.	2,206
88	Hospira, Inc. ●	4,473
23	Masimo Corp. ●	694
244	Medtronic, Inc.	10,744
119	St. Jude Medical, Inc. ●	4,392
296	Volcano Corp. ●	5,144
		46,144
	Health Care Services — 0.9%
38	Fresenius Medical Care AG ADR.	2,030
	Health Care Technology — 0.2%
27	Eclipsys Corp. ●	498
	Life Sciences Tools & Services — 1.8%
62	PAREXEL International Corp. ●	869
64	Thermo Fisher Scientific, Inc. ●	3,047
		3,916
	Managed Health Care — 11.2%
153	Aetna, Inc.	4,837
106	Coventry Health Care, Inc. ●	2,575
97	Health Net, Inc. ●	2,266
313	UnitedHealth Group, Inc.	9,531
87	Wellpoint, Inc. ●	5,042
		24,251
	Pharmaceuticals — 35.5%
54	AstraZeneca plc ADR	2,540
208	Daiichi Sankyo Co., Ltd.	4,356
100	Eisai Co., Ltd.	3,662
766	Elan Corp. plc ADR ●	4,996
60	Eli Lilly & Co.	2,139
208	Forest Laboratories, Inc. ●	6,669
16	Ipsen	909
114	King Pharmaceuticals, Inc. ●	1,401
200	Medicines Co. ●	1,667
320	Merck & Co., Inc.	11,707
837	Pfizer, Inc.	15,223
11	Roche Holding AG	1,857
262	Shionogi & Co., Ltd.	5,685
39	Stada Arzneimittel AG	1,347
105	Teva Pharmaceutical Industries Ltd. ADR	5,892
66	UCB S.A.	2,764
68	Warner Chilcott plc ●	1,942
62	Watson Pharmaceuticals, Inc. ●	2,436
		77,192
	Total common stocks
	(cost $205,383)	$216,266
WARRANTS — 0.0%
	Biotechnology — 0.0%
48	Cytokinetics, Inc. Ù	$8
	Total warrants
	(cost $—)	$8
	Total long-term investments
	(cost $205,383)	$216,274
SHORT-TERM INVESTMENTS — 0.2%
	Repurchase Agreements — 0.2%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010 in
	the amount of $87, collateralized by FHLMC
	4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $ 89)
$87	0.005%, 12/31/2009	$87
	Deutsche Bank Securities TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the amount
	of $161, collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $164)
161	0.010%, 12/31/2009	161
	Morgan Stanley & Co., Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the amount
	of $63, collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $65)
63	0.010%, 12/31/2009	63
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $1,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $1)
1	0.001%, 12/31/2009	1

The accompanying notes are an integral part of these financial statements.

Hartford Global Health HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the amount
	of $60, collateralized by FNMA 4.00% — 8.25%,
	2013 — 2040, value of $61)
$59	0.010%, 12/31/2009		$59
			371
	Total short-term investments
	(cost $371)		$371
	Total investments
	(cost $205,754) ▲	99.7%	$216,645
	Other assets and liabilities	0.3%	636
	Total net assets	100.0%	$217,281

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 19.2% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $209,303 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$30,955
Unrealized Depreciation	(23,613)
Net Unrealized Appreciation	$7,342

●	Currently non-income producing.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
05/2009	48	Cytokinetics, Inc. Warrants	$—

The aggregate value of these securities at December 31, 2009 was $8 which represents —% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value Ì	Amount	Date	(Depreciation)
Euro (Sell)	$112	$112	01/04/10	$—
Japanese Yen (Sell)	406	410	01/06/10	4
				$4

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Biotechnology	$43,621	$43,621	$—	$—
Drug Retail	2,242	2,242	—	—
Health Care Distributors	16,372	16,372	—	—
Health Care Equipment	46,144	43,938	2,206	—
Health Care Services	2,030	2,030	—	—
Health Care Technology	498	498	—	—
Life Sciences Tools & Services	3,916	3,916	—	—
Managed Health Care	24,251	24,251	—	—
Pharmaceuticals	77,192	56,612	20,580	—
Total	216,266	193,480	22,786	—
Warrants ‡	8	—	8	—
Short-Term Investments	371	—	371	—
Total	$216,645	$193,480	$23,165	$—
Other Financial Instruments *	$4	$—	$4	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford Growth HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 99.5%
	Automobiles & Components — 2.3%
153	Harley-Davidson, Inc.	$3,866
130	Johnson Controls, Inc.	3,534
		7,400
	Banks — 4.6%
140	Itau Unibanco Banco Multiplo S.A. ADR	3,199
180	SunTrust Banks, Inc.	3,660
314	Wells Fargo & Co.	8,467
		15,326
	Capital Goods — 11.7%
78	Boeing Co.	4,233
12	Caterpillar, Inc.	703
78	Cummins, Inc.	3,588
35	Eaton Corp.	2,204
85	General Dynamics Corp.	5,824
94	Illinois Tool Works, Inc.	4,513
122	Masco Corp.	1,686
154	PACCAR, Inc.	5,594
65	Precision Castparts Corp.	7,182
36	Siemens AG ADR	3,268
		38,795
	Consumer Durables & Apparel — 2.4%
187	Coach, Inc.	6,813
81	D.R. Horton, Inc.	877
		7,690
	Consumer Services — 4.4%
93	Apollo Group, Inc. Class A ●	5,643
298	International Game Technology	5,595
376	MGM Mirage, Inc. ●	3,430
		14,668
	Diversified Financials — 5.0%
44	Goldman Sachs Group, Inc.	7,493
205	Moody’s Corp.	5,494
216	UBS AG ●	3,364
		16,351
	Energy — 9.6%
79	Consol Energy, Inc.	3,920
157	Halliburton Co.	4,738
82	Hess Corp.	4,990
114	National Oilwell Varco, Inc.	5,022
47	Petroleo Brasileiro S.A. ADR	2,255
124	Schlumberger Ltd.	8,071
32	Transocean, Inc. ●	2,663
		31,659
	Health Care Equipment & Services — 1.1%
75	Covidien plc	3,583
	Insurance — 3.1%
409	Lincoln National Corp.	10,184
	Materials — 4.3%
74	Barrick Gold Corp.	2,918
53	BHP Billiton Ltd. ADR	4,033
41	Freeport-McMoRan Copper & Gold, Inc. ●	3,291
64	Mosaic Co.	3,814
		14,056
	Media — 1.1%
119	Viacom, Inc. Class B ●	3,542
	Pharmaceuticals, Biotechnology & Life Sciences — 0.8%
47	Teva Pharmaceutical Industries Ltd. ADR	2,639
	Retailing — 6.7%
34	Amazon.com, Inc. ●	4,601
86	Best Buy Co., Inc.	3,409
181	Lowe’s Co., Inc.	4,226
239	Staples, Inc.	5,872
85	Target Corp.	4,113
		22,221
	Semiconductors & Semiconductor Equipment — 4.0%
162	Altera Corp.	3,673
137	Analog Devices, Inc.	4,341
192	Texas Instruments, Inc.	5,016
		13,030
	Software & Services — 20.2%
65	Accenture plc	2,691
77	BMC Software, Inc. ●	3,069
146	eBay, Inc. ●	3,426
18	Google, Inc. ●	11,445
18	Mastercard, Inc.	4,723
78	McAfee, Inc. ●	3,178
435	Microsoft Corp.	13,270
448	Oracle Corp.	10,989
95	VeriSign, Inc. ●	2,299
40	Visa, Inc.	3,469
201	Western Union Co.	3,795
231	Yahoo!, Inc. ●	3,875
		66,229
	Technology Hardware & Equipment — 16.3%
64	Apple, Inc. ●	13,550
517	Cisco Systems, Inc. ●	12,366
289	EMC Corp. ●	5,053
180	Juniper Networks, Inc. ●	4,807
271	NetApp, Inc. ●	9,322
183	Qualcomm, Inc.	8,469
		53,567
	Transportation — 1.9%
75	FedEx Corp.	6,236
	Total common stocks
	(cost $278,359)	$327,176
	Total long-term investments
	(cost $278,359)	$327,176
The accompanying notes are an integral part of these financial statements.

Hartford Growth HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
SHORT-TERM INVESTMENTS — 0.8%
	Repurchase Agreements — 0.8%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $629, collateralized by FHLMC
	4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $641)
$629	0.005%, 12/31/2009		$629
	Deutsche Bank Securities TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $1,160, collateralized by FNMA
	5.00% — 7.00%, 2022 — 2040, value of $1,183)
1,160	0.010%, 12/31/2009		1,160
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $454, collateralized by FHLMC
	4.00% — 8.00%, 2010 — 2039, FNMA
	3.50% — 8.00%, 2013 — 2049, value of $466)
454	0.010%, 12/31/2009		454
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $5,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $5)
5	0.001%, 12/31/2009		5
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $430, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $438)
430	0.010%, 12/31/2009		430
			2,678
	Total short-term investments
	(cost $2,678)		$2,678
	Total investments
	(cost $281,037) ▲	100.3%	$329,854
	Other assets and liabilities	(0.3)%	(892)
	Total net assets.	100.0%	$328,962

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.5% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $287,019 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$48,261
Unrealized Depreciation	(5,426)
Net Unrealized Appreciation	$42,835

●	Currently non-income producing.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$327,176	$323,812	$3,364	$—
Short-Term Investments	2,678	—	2,678	—
Total	$329,854	$323,812	$6,042	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

Hartford Growth Opportunities HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 99.1%
	Automobiles & Components — 1.3%
1,531	Ford Motor Co. ●	$15,312
	Banks — 1.0%
499	Itau Unibanco Banco Multiplo S.A. ADR	11,404
	Capital Goods — 6.5%
221	Boeing Co.	11,936
349	Illinois Tool Works, Inc.	16,734
695	Ingersoll-Rand plc	24,847
1,049	Masco Corp.	14,481
175	Parker-Hannifin Corp.	9,429
		77,427
	Consumer Durables & Apparel — 3.2%
511	Coach, Inc.	18,681
635	Jarden Corp.	19,616
		38,297
	Consumer Services — 1.7%
206	Apollo Group, Inc. Class A ●	12,492
926	MGM Mirage, Inc. ●	8,446
		20,938
	Diversified Financials — 4.5%
342	Ameriprise Financial, Inc.	13,265
81	Goldman Sachs Group, Inc.	13,744
536	Invesco Ltd.	12,593
905	UBS AG ●	14,094
		53,696
	Energy — 6.0%
115	Apache Corp.	11,854
255	Baker Hughes, Inc.	10,319
198	Hess Corp.	11,949
319	National Oilwell Varco, Inc.	14,069
276	Peabody Energy Corp.	12,496
312	Suncor Energy, Inc.	11,024
		71,711
	Health Care Equipment & Services — 6.6%
477	Aetna, Inc.	15,108
179	Beckman Coulter, Inc.	11,715
134	Edwards Lifesciences Corp. ●	11,603
701	Hologic, Inc. ●	10,169
50	Intuitive Surgical, Inc. ●	15,015
483	UnitedHealth Group, Inc.	14,707
		78,317
	Household & Personal Products — 0.9%
326	Avon Products, Inc.	10,256
	Insurance — 0.9%
320	MetLife, Inc.	11,309
	Materials — 6.1%
281	Cliff’s Natural Resources, Inc.	12,933
235	Mosaic Co.	14,036
95	Posco ADR	12,454
180	Potash Corp. of Saskatchewan, Inc.	19,476
749	Xstrata plc	13,357
		72,256
	Media — 1.1%
321	DreamWorks Animation SKG, Inc. ●	12,812
	Pharmaceuticals, Biotechnology & Life Sciences — 7.9%
443	Amylin Pharmaceuticals, Inc. ●	6,286
326	Auxilium Pharmaceuticals, Inc. ●	9,783
162	Celgene Corp. ●	8,998
679	Daiichi Sankyo Co., Ltd.	14,235
347	Elan Corp. plc ADR ●	2,263
993	Pfizer, Inc.	18,061
419	Shionogi & Co., Ltd.	9,080
226	Teva Pharmaceutical Industries Ltd. ADR	12,685
250	Thermo Fisher Scientific, Inc. ●	11,899
		93,290
	Real Estate — 1.1%
2,359	Wharf Holdings Ltd.	13,538
	Retailing — 9.5%
312	Advance Automotive Parts, Inc.	12,646
91	Amazon.com, Inc. ●	12,214
460	Best Buy Co., Inc.	18,163
137	Dufry Group	9,273
780	Gap, Inc.	16,331
544	Lowe’s Co., Inc.	12,729
603	Staples, Inc.	14,837
480	Urban Outfitters, Inc. ●	16,802
		112,995
	Semiconductors & Semiconductor Equipment — 6.7%
396	Broadcom Corp. Class A ●	12,438
956	Marvell Technology Group Ltd. ●	19,835
779	Maxim Integrated Products, Inc.	15,814
816	NVIDIA Corp. ●	15,237
616	Texas Instruments, Inc.	16,053
		79,377
	Software & Services — 16.2%
317	Accenture plc.	13,160
411	Adobe Systems, Inc. ●	15,117
415	BMC Software, Inc. ●	16,650
157	Equinix, Inc. ●	16,697
45	Google, Inc. ●	27,817
329	McAfee, Inc. ●	13,363
454	Microsoft Corp.	13,839
1,066	Oracle Corp.	26,147
524	Red Hat, Inc. ●	16,189
119	Visa, Inc.	10,364
615	Western Union Co.	11,593
696	Yahoo!, Inc. ●	11,682
		192,618
	Technology Hardware & Equipment — 14.9%
283	Apple, Inc. ●	59,757
735	Cisco Systems, Inc. ●	17,601
948	Hughes Telematics, Inc. ●	3,082
456	Juniper Networks, Inc. ●	12,169
389	Qualcomm, Inc.	18,004
228	Research In Motion Ltd. ●	15,379
641	SanDisk Corp. ●	18,571
1,081	Seagate Technology	19,662
294	Western Digital Corp. ●	12,980
		177,205

The accompanying notes are an integral part of these financial statements.

Hartford Growth Opportunities HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Telecommunication Services — 1.2%
331	American Tower Corp. Class A ●		$14,294
	Transportation — 1.8%
254	FedEx Corp.		21,205
	Total common stocks
	(cost $998,170)		$1,178,257
	Total long-term investments
	(cost $998,170)		$1,178,257
SHORT-TERM INVESTMENTS — 1.9%
	Repurchase Agreements — 1.9%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $5,308, collateralized by
	FHLMC 4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $ 5,414)
$5,308	0.005%, 12/31/2009		$5,308
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $9,790, collateralized by
	FNMA 5.00% — 7.00%, 2022 — 2040,
	value of $9,986)
9,790	0.010%, 12/31/2009		9,790
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $3,837, collateralized by
	FHLMC 4.00% — 8.00%, 2010 — 2039, FNMA
	3.50% — 8.00%, 2013 — 2049, value of $ 3,931)
3,837	0.010%, 12/31/2009		3,837
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $43,
	collateralized by U.S. Treasury Note 1.50%,
	2013, value of $44)
42	0.001%, 12/31/2009		42
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $3,629, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $ 3,701)
3,629	0.010%, 12/31/2009		3,629
			22,606
	Total short-term investments
	(cost $22,606)		$22,606
	Total investments
	(cost $1,020,776) ▲	101.0%	$1,200,863
	Other assets and liabilities	(1.0)%	(12,140)
	Total net assets	100.0%	$1,188,723

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.4% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $1,028,264 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$200,176
Unrealized Depreciation	(27,577)
Net Unrealized Appreciation	$172,599

●	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value Ì	Amount	Date	(Depreciation)
Japanese Yen (Buy)	$1,247	$1,269	01/04/10	$(22)
Japanese Yen (Buy)	1,252	1,272	01/05/10	(20)
Japanese Yen (Buy)	1,291	1,304	01/06/10	(13)
				$(55)

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$1,178,257	$1,104,680	$73,577	$—
Short-Term Investments	22,606	—	22,606	—
Total	$1,200,863	$1,104,680	$96,183	$—
Liabilities:
Other Financial Instruments *	$55	$—	$55	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Change in
	Balance as of		Unrealized		Transfers In	Balance as of
	December 31,	Realized Gain	Appreciation	Net Purchases	and/or Out	December 31,
	2008	(Loss)	(Depreciation)	(Sales)	of Level 3	2009
Assets:
Common Stock	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
ASSET & COMMERCIAL MORTGAGE BACKED
SECURITIES — 0.0%
	Finance and Insurance — 0.0%
	Soundview NIM Trust
2,490	0.00%, 12/25/2036 Ù●	$—
	Total asset & commercial
	mortgage backed securities
	(cost $2,477)	$—
CORPORATE BONDS: INVESTMENT GRADE — 1.1%
	Apparel Manufacturing — 0.5%
	Phillips Van-Heusen Corp.
$3,570	7.75%, 11/15/2023	$3,289
	Finance and Insurance — 0.6%
	Goldman Sachs Capital Trust II
5,675	5.79%, 06/01/2012 ‡♠Δ	4,398
	Total corporate bonds: investment grade
	(cost $6,490)	$7,687
CORPORATE BONDS: NON-INVESTMENT GRADE — 89.0%
	Accommodation and Food Services — 2.1%
	Harrah’s Operating Co., Inc.
$3,820	11.25%, 06/01/2017 ■	$3,997
	MGM Mirage, Inc.
3,800	11.13%, 11/15/2017 ■	4,208
4,760	11.38%, 03/01/2018 ■	4,260
	MTR Gaming Group, Inc.
2,725	12.63%, 07/15/2014 ■	2,623
		15,088
	Administrative Waste Management and Remediation — 1.1%
	Iron Mountain, Inc.
2,600	7.75%, 01/15/2015	2,613
	Sabre Holdings Corp.
2,310	8.35%, 03/15/2016	2,105
	West Corp.
3,400	9.50%, 10/15/2014	3,451
		8,169
	Agriculture, Forestry, Fishing and Hunting — 2.3%
	ASG Consolidated Finance LLC
8,772	11.50%, 11/01/2011	8,794
	Dole Food Co., Inc.
1,704	13.88%, 03/15/2014 ■	2,049
	Tyson Foods, Inc.
2,410	10.50%, 03/01/2014	2,754
	Weyerhaeuser Co.
3,040	7.38%, 03/15/2032	2,882
		16,479
	Air Transportation — 1.1%
	Bristow Group, Inc.
2,840	7.50%, 09/15/2017	2,812
	Continental Airlines, Inc.
2,883	7.37%, 12/15/2015	2,551
	Global Aviation Holdings Ltd.
2,675	14.00%, 08/15/2013 ■	2,658
		8,021
	Apparel Manufacturing — 1.5%
	Levi Strauss & Co.
2,175	9.75%, 01/15/2015	2,284
	Quiksilver, Inc.
10,610	6.88%, 04/15/2015	8,700
		10,984
	Arts, Entertainment and Recreation — 7.5%
	Cenveo, Inc.
2,870	10.50%, 08/15/2016 ■	2,942
	Clear Channel Worldwide Holdings, Inc.
2,585	9.25%, 12/15/2017 ■	2,663
	Echostar DBS Corp.
2,690	7.75%, 05/31/2015	2,818
	FireKeepers Development Authority
8,355	13.88%, 05/01/2015 ■	9,483
	First Data Corp.
10,807	10.55%, 09/24/2015	9,591
	Marquee Holdings, Inc.
4,035	9.51%, 08/15/2014	3,354
	Sirius Satellite Radio, Inc.
2,755	9.63%, 08/01/2013	2,741
	TL Acquisitions, Inc.
4,185	13.25%, 07/15/2015 ■	4,064
	Universal City Development Partners Ltd.
4,450	10.88%, 11/15/2016 ■	4,461
	UPC Germany GMBH
3,150	8.13%, 12/01/2017 ■	3,185
	Virgin Media Finance plc
3,020	9.50%, 08/15/2016	3,243
	Virgin Media, Inc.
4,085	6.50%, 11/15/2016 Y■	4,841
		53,386
	Beverage and Tobacco Product Manufacturing — 0.3%
	Constellation Brands, Inc.
1,845	8.38%, 12/15/2014	1,965
	Chemical Manufacturing — 1.8%
	Georgia Gulf Corp.
2,000	9.00%, 01/15/2017 ■	2,020
	Hexion Specialty Chemicals
3,650	9.75%, 11/15/2014	3,577
	Huntsman International LLC
2,875	7.38%, 01/01/2015	2,760
	JohnsonDiversey Holdings, Inc.
2,750	8.25%, 11/15/2019 ■	2,784
	Nalco Co.
1,505	8.88%, 11/15/2013	1,550
		12,691
	Computer and Electronic Product Manufacturing — 1.5%
	Advanced Micro Devices, Inc.
2,155	8.13%, 12/15/2017 ■	2,147
	Nextel Communications, Inc.
2,225	7.38%, 08/01/2015	2,164
	Seagate Technology International
3,520	10.00%, 05/01/2014 ■	3,890
	Viasystems, Inc.
2,170	12.00%, 01/15/2015 ■	2,324
		10,525

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Construction — 1.4%
	Beazer Homes USA, Inc.
$2,300	8.38%, 04/15/2012	$2,162
	D.R. Horton, Inc.
2,750	6.13%, 01/15/2014	2,743
	Lennar Corp.
2,425	5.60%, 05/31/2015	2,222
	Pulte Homes, Inc.
2,900	7.88%, 06/15/2032	2,668
		9,795
	Fabricated Metal Product Manufacturing — 0.6%
	Crown Americas, Inc.
4,000	7.63%, 05/15/2017 ■	4,150
	Finance and Insurance — 10.2%
	American General Finance Corp.
16,895	6.90%, 12/15/2017	11,731
	Bank of America Capital II
4,640	8.00%, 12/15/2026	4,547
	CIT Group Funding Co.
2,650	10.25%, 05/01/2017	2,663
	CIT Group, Inc.
5,325	7.00%, 05/01/2017	4,620
	Citigroup, Inc.
2,575	8.30%, 12/21/2057 Δ	2,478
	Developers Diversified Realty Corp.
2,700	9.63%, 03/15/2016	2,819
	Ford Motor Credit Co.
8,995	12.00%, 05/15/2015	10,431
	GMAC LLC
6,375	7.00%, 02/01/2012 ■	6,279
2,350	8.00%, 11/01/2031 ■	2,115
	Host Hotels & Resorts L.P.
2,535	9.00%, 05/15/2017 ■	2,741
	Hub International Holdings, Inc.
2,351	9.00%, 12/15/2014 ■	2,245
	Janus Capital Group, Inc.
2,450	6.95%, 06/15/2017	2,309
	Leucadia National Corp.
3,670	7.13%, 03/15/2017	3,468
	Liberty Mutual Group, Inc.
3,280	10.75%, 06/15/2058 ■	3,477
	LPL Holdings, Inc.
9,015	10.75%, 12/15/2015 ■	9,297
	Starwood Hotels & Resorts
1,950	7.88%, 10/15/2014	2,084
		73,304
	Food Manufacturing — 1.1%
	Smithfield Foods, Inc.
4,250	7.00%, 08/01/2011	4,239
3,195	10.00%, 07/15/2014 ■	3,467
		7,706
	Food Services — 0.4%
	Landry’s Restaurants, Inc.
2,800	11.63%, 12/01/2015 ■	2,968
	Furniture and Related Product Manufacturing — 0.5%
	Masco Corp.
3,815	7.75%, 08/01/2029	3,550
	Health Care and Social Assistance — 5.9%
	Biomet, Inc.
2,530	10.38%, 10/15/2017	2,745
	HCA, Inc.
4,025	7.50%, 11/15/2095	3,180
3,331	7.88%, 02/01/2011	3,427
1,700	8.36%, 04/15/2024	1,615
3,380	9.25%, 11/15/2016	3,629
	HealthSouth Corp.
2,400	10.75%, 06/15/2016	2,610
	IASIS Healthcare Capital Corp.
2,800	8.75%, 06/15/2014	2,835
	Inverness Medical Innovation, Inc.
2,580	9.00%, 05/15/2016	2,645
	Multiplan Corp.
4,690	10.38%, 04/15/2016 ■	4,573
	Psychiatric Solutions, Inc.
2,075	7.75%, 07/15/2015	2,008
	Reable Therapeutics Finance LLC
3,770	11.75%, 11/15/2014	3,911
	Rite Aid Corp.
1,685	6.88%, 12/15/2028 ■	960
7,895	7.70%, 02/15/2027	4,777
3,350	10.25%, 10/15/2019 ■	3,534
		42,449
	Information — 13.1%
	Canwest MediaWorks L.P.
4,560	0.00%, 08/01/2015 ■●	678
	Charter Communications Operating LLC
9,845	8.00%, 04/30/2012 ■²	10,116
4,935	10.88%, 09/15/2014 ■²	5,527
	Citizens Communications Co.
4,015	7.88%, 01/15/2027	3,694
	Clearwire Corp.
2,800	12.00%, 12/01/2015 ■	2,842
	CSC Holdings, Inc.
2,610	8.50%, 04/15/2014 ■	2,779
	GXS Worldwide, Inc.
2,295	9.75%, 06/15/2015 ■	2,255
	Intelsat Jackson Holdings Ltd.
9,860	11.50%, 06/15/2016	10,649
	Lender Process Services
1,570	8.13%, 07/01/2016	1,670
	Level 3 Financing, Inc.
3,125	8.75%, 02/15/2017	2,852
6,345	12.25%, 03/15/2013	6,726
	MetroPCS Wireless, Inc.
2,870	9.25%, 11/01/2014	2,906
	Qwest Corp.
10,635	7.25%, 10/15/2035	9,359
	Sprint Capital Corp.
10,470	8.38%, 03/15/2012	10,836
5,415	8.75%, 03/15/2032	5,104
2,851	9.13%, 04/15/2018 ■	3,136
	Wind Acquisition Finance S.A.
3,580	11.75%, 07/15/2017 ■	3,911
1,753	12.00%, 12/01/2015 ■	1,876
3,255	12.25%, 07/15/2017 ■	3,206
	Windstream Corp.
3,605	8.63%, 08/01/2016	3,668
		93,790

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Machinery Manufacturing — 1.2%
	Case New Holland, Inc.
$2,300	7.75%, 09/01/2013 ■	$2,352
	Goodman Global, Inc.
6,665	12.48%, 12/15/2014 ■○	3,782
2,330	13.50%, 02/15/2016	2,578
		8,712
	Mining — 1.4%
	Drummond Co., Inc.
2,750	9.00%, 10/15/2014 ■	2,884
	James River Coal Co.
2,700	9.38%, 06/01/2012	2,768
	Teck Resources Ltd.
3,525	10.75%, 05/15/2019	4,212
		9,864
	Miscellaneous Manufacturing — 1.3%
	Easton-Bell Sports, Inc.
2,800	9.75%, 12/01/2016 ■	2,902
	L-3 Communications Corp.
3,320	6.13%, 01/15/2014	3,341
	Transdigm, Inc.
3,030	7.75%, 07/15/2014 ■	3,075
		9,318
	Motor Vehicle & Parts Manufacturing — 3.6%
	ESCO Corp.
2,635	8.63%, 12/15/2013 ■	2,622
	Ford Motor Co.
3,130	9.22%, 09/15/2021	2,911
	Tenneco Automotive, Inc.
3,358	10.25%, 07/15/2013	3,471
	TRW Automotive, Inc.
3,450	7.00%, 03/15/2014 ■	3,381
	UCI Holdco, Inc.
16,093	9.25%, 12/15/2013 Δ	13,679
		26,064
	Paper Manufacturing — 2.3%
	Appleton Papers, Inc.
4,178	11.25%, 12/15/2015 ■	3,535
	Domtar Corp.
2,875	10.75%, 06/01/2017	3,378
	Georgia-Pacific LLC
1,350	7.00%, 01/15/2015 ■	1,367
3,280	8.25%, 05/01/2016 ■	3,477
	NewPage Corp.
2,175	11.38%, 12/31/2014 ■	2,197
	Westvaco Corp.
2,486	8.20%, 01/15/2030	2,558
		16,512
	Petroleum and Coal Products Manufacturing — 6.3%
	Alon Refining Krotz Springs, Inc.
2,365	13.50%, 10/15/2014 ■	2,205
	Bill Barrett Corp.
2,825	9.88%, 07/15/2016	3,009
	Chesapeake Energy Corp.
5,660	9.50%, 02/15/2015	6,212
	Ferrellgas Partners L.P.
2,600	9.13%, 10/01/2017 ■	2,749
	Headwaters, Inc.
2,720	11.38%, 11/01/2014 ■	2,835
	Linn Energy LLC
3,980	11.75%, 05/15/2017 ■	4,467
	Opti Canada, Inc.
3,335	8.25%, 12/15/2014	2,747
695	9.00%, 12/15/2012 ■	711
	Petrohawk Energy Corp.
3,555	9.13%, 07/15/2013	3,715
	Plains Exploration & Production Co.
3,450	10.00%, 03/01/2016	3,778
	Sandridge Energy, Inc.
3,465	8.63%, 04/01/2015	3,465
	Star Gas Partners L.P.
2,055	10.25%, 02/15/2013	2,081
	Targa Resources Partners
3,425	11.25%, 07/15/2017 ■	3,772
	Western Refining, Inc.
3,645	11.25%, 06/15/2017 ■	3,299
		45,045
	Pipeline Transportation — 1.6%
	Copano Energy LLC
2,465	7.75%, 06/01/2018	2,471
1,085	8.13%, 03/01/2016	1,096
	Dynegy Holdings, Inc.
3,025	7.75%, 06/01/2019	2,624
	El Paso Corp.
3,190	7.75%, 01/15/2032	3,016
2,210	7.80%, 08/01/2031	2,081
		11,288
	Plastics and Rubber Products Manufacturing — 0.7%
	Plastipak Holdings, Inc.
2,425	10.63%, 08/15/2019 ■	2,674
	Solo Cup Co.
2,440	8.50%, 02/15/2014	2,385
		5,059
	Primary Metal Manufacturing — 0.8%
	Novelis, Inc.
2,405	11.50%, 02/15/2015 ■	2,577
	Steel Dynamics, Inc.
2,675	7.75%, 04/15/2016	2,785
		5,362
	Printing and Related Support Activities — 0.8%
	Harland Clarke Holdings
2,840	9.50%, 05/15/2015	2,638
	Sheridan Group, Inc.
3,100	10.25%, 08/15/2011	2,894
		5,532
	Professional, Scientific and Technical Services — 3.0%
	Affinion Group, Inc.
2,240	10.13%, 10/15/2013	2,302
15,000	11.50%, 10/15/2015	15,712
	SunGard Data Systems, Inc.
3,240	10.25%, 08/15/2015	3,451
		21,465

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Real Estate and Rental and Leasing — 1.7%
	American Real Estate Partners L.P.
$2,820	7.13%, 02/15/2013	$2,876
	Ashtead Capital, Inc.
3,500	9.00%, 08/15/2016 ■	3,504
	Hertz Corp.
3,340	8.88%, 01/01/2014	3,415
	Realogy Corp.
1,765	10.50%, 04/15/2014	1,527
900	11.00%, 04/15/2014	743
		12,065
	Retail Trade — 4.4%
	Dollar General Corp.
2,044	11.88%, 07/15/2017	2,361
	J.C. Penney Co., Inc.
3,785	7.63%, 03/01/2097	3,406
	Macys, Inc.
5,745	6.90%, 04/01/2029	5,056
	Michaels Stores, Inc.
2,900	11.38%, 11/01/2016	3,052
	Nebraska Book Co., Inc.
3,490	10.00%, 12/01/2011 ■	3,533
	New Albertson’s, Inc.
5,025	8.00%, 05/01/2031	4,560
	Toys R Us, Inc.
4,120	7.88%, 04/15/2013	4,141
	United Components, Inc.
2,710	9.38%, 06/15/2013	2,615
	Yankee Acquisition Corp.
2,845	8.50%, 02/15/2015	2,824
		31,548
	Textile Product Mills — 0.4%
	Interface, Inc.
2,700	11.38%, 11/01/2013	3,017
	Utilities — 5.6%
	AES Corp.
4,075	9.75%, 04/15/2016 ■	4,462
	Calpine Corp.
3,670	7.25%, 10/15/2017 ■	3,523
	Energy Future Holdings Corp.
10,795	11.25%, 11/01/2017	7,638
	Mirant Americas Generation LLC
9,550	8.30%, 05/01/2011	9,789
	Mirant North America LLC
3,390	7.38%, 12/31/2013	3,352
	NRG Energy, Inc.
2,025	7.25%, 02/01/2014	2,050
5,285	8.50%, 06/15/2019	5,417
	Orion Power Holdings, Inc.
1,345	12.00%, 05/01/2010	1,379
	Reliant Energy, Inc.
2,702	9.24%, 07/02/2017	2,823
		40,433
	Water Transportation — 0.8%
	Royal Caribbean Cruises Ltd.
2,405	11.88%, 07/15/2015	2,781
	Ship Finance International Ltd.
2,725	8.50%, 12/15/2013	2,571
	United Maritime Group LLC
665	11.75%, 06/15/2015 ■	667
		6,019
	Wholesale Trade — 0.7%
	McJunkin Red Man Corp.
2,325	9.50%, 12/15/2016 ■	2,273
	SGS International, Inc.
2,760	12.00%, 12/15/2013	2,791
		5,064
	Total corporate bonds: non-investment grade (cost $580,943)	$637,387
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE ♦ — 6.3%
	Arts, Entertainment and Recreation — 1.9%
	AMC Entertainment Holdings, Inc.
$12,682	5.25%, 06/13/2012 ±	$11,540
	Chester Downs and Marina LLC
1,732	12.38%, 07/31/2016 ±]	1,739
		13,279
	Chemical Manufacturing — 0.2%
	Lyondell Chemical Co.
1,225	13.00%, 02/03/2010 ±]²	1,274
	Computer and Electronic Product Manufacturing — 0.8%
	Freescale Semiconductor, Inc.
2,661	12.50%, 12/15/2014 ±	2,724
	Infor Lux Bond Co.
5,760	8.24%, 09/02/2014 ¸	2,688
		5,412
	Finance and Insurance — 0.5%
	Nuveen Investments, Inc.
3,310	12.50%, 07/31/2015 ±	3,403
	Health Care and Social Assistance — 1.1%
	Fresenius SE, Term Loan B
3,427	6.75%, 09/10/2014 ±]	3,441
	Fresenius SE, Term Loan B2
2,229	6.75%, 09/10/2014 ±]	2,239
	IASIS Healthcare Capital Corp.
2,721	5.25%, 06/13/2014 ±	2,493
		8,173
	Information — 0.9%
	Level 3 Communications Corp.
1,257	8.50%, 03/13/2014 ±	1,339
	WideOpenWest Finance LLC
6,450	7.26%, 06/29/2015 ±	5,310
		6,649
	Motor Vehicle & Parts Manufacturing — 0.6%
	Lear Corp.
4,215	9.00%, 11/09/2012 ±]	4,231

The accompanying notes are an integral part of these financial statements.

Hartford High Yield HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE t — (continued)
	Petroleum and Coal Products Manufacturing — 0.3%
	Turbo Beta Ltd.
$3,314	14.50%, 03/12/2018 ±Ù†		$2,419
	Total senior floating rate interests: non-investment grade
	(cost $45,483)		$44,840
COMMON STOCKS — 0.7%
	Automobiles & Components — 0.7%
74	Lear Corp. ●		$5,038
	Total common stocks (cost $4,189)		$5,038
PREFERRED STOCKS — 0.6%
	Automobiles & Components — 0.6%
58	Lear Corp. Y●		$4,310
	Banks — 0.0%
148	Federal National Mortgage Association, 8.25% ●		163
	Total preferred stocks (cost $4,946)		$4,473
WARRANTS — 0.1%
	Automobiles & Components — 0.1%
14	Lear Corp. ●		$915
	Total warrants (cost $869)		$915
	Total long-term investments (cost $645,397)		$700,340
SHORT-TERM INVESTMENTS — 0.4%
	Investment Pools and Funds — 0.4%
2,939	JP Morgan U.S. Government Money Market Fund		$2,939
—	State Street Bank U.S. Government Money Market Fund		—
			2,939
	Total short-term investments (cost $2,939)		$2,939
	Total investments (cost $648,336) ▲	98.2%	$703,279
	Other assets and liabilities	1.8%	12,553
	Total net assets	100.0%	$715,832

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.0% of total net assets at December 31, 2009.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $650,147 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$67,837
Unrealized Depreciation	(14,705)
Net Unrealized Appreciation	$53,132

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $2,419, which represents 0.34% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2009.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $221,556, which represents 30.95% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

Y	Convertible security.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

]	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2009 was $3,858.

±	The interest rate disclosed for these securities represents the average coupon as of December 31, 2009.

¸	The interest rate disclosed for these securities represents an estimated average coupon as of December 31, 2009.

²	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

t
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

The accompanying notes are an integral part of these financial statements.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
02/2007	2,490	Soundview NIM Trust, 0.00%,
		12/25/2036 - 144A	$2,477
06/2008 –	3,314	Turbo Beta Ltd., 14.50%, 03/12/2018	3,314
11/2009

The aggregate value of these securities at December 31, 2009 was $2,419 which represents 0.34% of total net assets.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Common Stocks ‡	5,038	5,038	—	—
Corporate Bonds: Investment Grade.	7,687	—	7,687	—
Corporate Bonds: Non-Investment Grade	637,387	—	634,836	2,551
Preferred Stocks ‡	4,473	163	4,310	—
Senior Floating Rate Interests: Non-Investment Grade	44,840	—	42,421	2,419
Warrants ‡	915	915	—	—
Short-Term Investments	2,939	2,939	—	—
Total	$703,279	$9,055	$689,254	$4,970

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized Gain	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	(Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Asset & Commercial Mortgage Backed Securities	$2,041	$(1,111)	$(172	)*	$(758)	$—	$—
Corporate Bonds and Senior Floating Rate Interests	10,652	(719)	3,582	†	(3,207)	(5,338)	4,970
Total	$12,693	$(1,830)	$3,410		$(3,965)	$(5,338)	$4,970

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $(9).

†	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $125.

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 98.6%
	Automobiles & Components — 0.6%
321	Ford Motor Co. ●	$3,211
23	Goodyear Tire & Rubber Co. ●	331
23	Harley-Davidson, Inc.	574
65	Johnson Controls, Inc.	1,774
		5,890
	Banks — 2.8%
67	BB&T Corp.	1,693
15	Comerica, Inc.	434
77	Fifth Third Bankcorp	753
22	First Horizon National Corp. ●	288
46	Hudson City Bancorp, Inc.	630
69	Huntington Bancshares, Inc.	254
85	Keycorp.	473
8	M&T Bank Corp.	534
51	Marshall & Ilsley Corp.	278
34	People’s United Financial, Inc.	565
45	PNC Financial Services Group, Inc.	2,363
115	Regions Financial Corp.	610
48	SunTrust Banks, Inc.	984
186	US Bancorp	4,180
496	Wells Fargo & Co.	13,394
14	Zion Bancorp	174
		27,607
	Capital Goods — 7.4%
69	3M Co.	5,686
71	Boeing Co.	3,820
60	Caterpillar, Inc.	3,444
20	Cummins, Inc.	900
25	Danaher Corp.	1,902
41	Deere & Co.	2,221
18	Dover Corp.	752
16	Eaton Corp.	1,026
73	Emerson Electric Co.	3,112
13	Fastenal Co.	533
5	First Solar, Inc. ●	635
5	Flowserve Corp.	515
17	Fluor Corp.	776
38	General Dynamics Corp.	2,557
1,034	General Electric Co.	15,641
12	Goodrich Corp.	777
74	Honeywell International, Inc.	2,905
37	Illinois Tool Works, Inc.	1,795
18	ITT Corp.	880
12	Jacobs Engineering Group, Inc. ●	455
11	L-3 Communications Holdings, Inc.	979
31	Lockheed Martin Corp.	2,338
35	Masco Corp.	481
30	Northrop Grumman Corp.	1,701
35	PACCAR, Inc.	1,278
11	Pall Corp.	413
16	Parker-Hannifin Corp.	842
14	Precision Castparts Corp.	1,513
20	Quanta Services, Inc. ●	424
37	Raytheon Co.	1,918
14	Rockwell Automation, Inc.	648
15	Rockwell Collins, Inc.	844
9	Roper Industries, Inc.	461
6	Snap-On, Inc.	238
8	Stanley Works	400
26	Textron, Inc.	495
91	United Technologies Corp.	6,315
6	W.W. Grainger, Inc.	592
		72,212
	Commercial & Professional Services — 0.6%
11	Avery Dennison Corp.	401
13	Cintas Corp.	332
5	Dun & Bradstreet Corp.	424
12	Equifax, Inc.	379
18	Iron Mountain, Inc. ●	400
12	Monster Worldwide, Inc. ●	212
20	Pitney Bowes, Inc.	458
20	R.R. Donnelley & Sons Co.	445
31	Republic Services, Inc.	888
15	Robert Half International, Inc.	392
8	Stericycle, Inc. ●	449
48	Waste Management, Inc.	1,609
		6,389
	Consumer Durables & Apparel — 0.9%
6	Black & Decker Corp.	379
31	Coach, Inc.	1,131
27	D.R. Horton, Inc.	292
26	Eastman Kodak Co.	111
15	Fortune Brands, Inc.	631
7	Harman International Industries, Inc.	236
12	Hasbro, Inc.	388
15	Leggett & Platt, Inc.	302
16	Lennar Corp.	200
35	Mattel, Inc.	701
27	Newell Rubbermaid, Inc.	405
38	NIKE, Inc. Class B	2,502
6	Polo Ralph Lauren Corp.	448
31	Pulte Homes, Inc.	307
9	V.F. Corp.	634
7	Whirlpool Corp.	585
		9,252
	Consumer Services — 1.7%
12	Apollo Group, Inc. Class A ●	755
42	Carnival Corp. ●	1,346
14	Darden Restaurants, Inc.	475
6	DeVry, Inc.	342
33	H & R Block, Inc.	737
29	International Game Technology	541
25	Marriott International, Inc. Class A	671
105	McDonald’s Corp.	6,542
72	Starbucks Corp. ●	1,663
18	Starwood Hotels & Resorts	663
17	Wyndham Worldwide Corp.	349
7	Wynn Resorts Ltd. ●	392
45	Yum! Brands, Inc.	1,587
		16,063
	Diversified Financials — 7.8%
115	American Express Co.	4,679
25	Ameriprise Financial, Inc.	963
965	Bank of America Corp.	14,528
117	Bank of New York Mellon Corp.	3,270
44	Capital One Financial Corp.	1,673

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Diversified Financials — (continued)
93	Charles Schwab Corp.	$1,741
1,893	Citigroup, Inc.	6,267
6	CME Group, Inc.	2,181
53	Discover Financial Services, Inc.	774
150	E*Trade Financial Corp. ●	263
9	Federated Investors, Inc.	236
14	Franklin Resources, Inc.	1,523
50	Goldman Sachs Group, Inc.	8,429
7	IntercontinentalExchange, Inc. ●	804
42	Invesco Ltd.	977
18	Janus Capital Group, Inc.	237
383	JP Morgan Chase & Co.	15,941
16	Legg Mason, Inc.	477
18	Leucadia National Corp. ●	439
19	Moody’s Corp.	510
132	Morgan Stanley	3,906
14	Nasdaq OMX Group, Inc. ●	285
23	Northern Trust Corp.	1,229
25	NYSE Euronext	640
46	SLM Corp. ●	520
48	State Street Corp.	2,092
25	T. Rowe Price Group, Inc.	1,332
		75,916
	Energy — 11.3%
48	Anadarko Petroleum Corp.	2,981
33	Apache Corp.	3,364
30	Baker Hughes, Inc.	1,216
28	BJ Services Co.	530
10	Cabot Oil & Gas Corp.	440
24	Cameron International Corp. ●	991
63	Chesapeake Energy Corp.	1,627
195	Chevron Corp.	14,995
144	ConocoPhillips Holding Co.	7,355
18	Consol Energy, Inc.	873
24	Denbury Resources, Inc. ●	359
43	Devon Energy Corp.	3,170
7	Diamond Offshore Drilling, Inc.	668
68	El Paso Corp.	669
24	EOG Resources, Inc.	2,383
461	Exxon Mobil Corp.	31,427
12	FMC Technologies, Inc. ●	685
88	Halliburton Co.	2,634
28	Hess Corp.	1,710
69	Marathon Oil Corp.	2,145
8	Massey Energy Co.	349
19	Murphy Oil Corp.	1,004
27	Nabors Industries Ltd. ●	602
41	National Oilwell Varco, Inc.	1,790
17	Noble Energy, Inc.	1,197
79	Occidental Petroleum Corp.	6,413
26	Peabody Energy Corp.	1,173
11	Pioneer Natural Resources Co.	540
15	Range Resources Corp.	763
11	Rowan Companies, Inc.	249
117	Schlumberger Ltd.	7,585
24	Smith International, Inc.	652
33	Southwestern Energy Co. ●	1,614
63	Spectra Energy Corp.	1,288
11	Sunoco, Inc.	297
14	Tesoro Corp.	186
55	Valero Energy Corp.	919
57	Williams Cos., Inc.	1,194
56	XTO Energy, Inc.	2,622
		110,659
	Food & Staples Retailing — 2.6%
42	Costco Wholesale Corp.	2,505
137	CVS/Caremark Corp.	4,412
63	Kroger Co.	1,298
39	Safeway, Inc.	839
21	Supervalu, Inc.	262
57	Sysco Corp.	1,605
96	Walgreen Co.	3,527
207	Wal-Mart Stores, Inc.	11,073
14	Whole Foods Market, Inc. ●	375
		25,896
	Food, Beverage & Tobacco — 5.7%
201	Altria Group, Inc.	3,950
62	Archer Daniels Midland Co.	1,954
11	Brown-Forman Corp.	573
18	Campbell Soup Co.	623
225	Coca-Cola Co.	12,825
31	Coca-Cola Enterprises, Inc.	654
43	ConAgra Foods, Inc.	990
19	Constellation Brands, Inc. Class A ●	308
17	Dean Foods Co. ●.	315
25	Dr. Pepper Snapple Group	699
32	General Mills, Inc.	2,244
31	H.J. Heinz Co.	1,312
16	Hershey Co.	578
7	Hormel Foods Corp.	262
12	J.M. Smucker Co.	716
25	Kellogg Co.	1,311
143	Kraft Foods, Inc.	3,898
16	Lorillard, Inc.	1,250
13	McCormick & Co., Inc.	461
15	Molson Coors Brewing Co.	689
14	Pepsi Bottling Group, Inc.	525
151	PepsiCo, Inc.	9,208
185	Philip Morris International, Inc.	8,911
16	Reynolds American, Inc.	867
68	Sara Lee Corp.	825
30	Tyson Foods, Inc. Class A	363
		56,311
	Health Care Equipment & Services — 4.1%
42	Aetna, Inc.	1,335
28	Amerisource Bergen Corp.	730
9	Bard (C.R.), Inc.	732
58	Baxter International, Inc.	3,432
23	Becton, Dickinson & Co.	1,818
147	Boston Scientific Corp. ●	1,320
35	Cardinal Health, Inc.	1,134
17	CareFusion Corp. ●	429
27	CIGNA Corp.	937
14	Coventry Health Care, Inc. ●	349
10	DaVita, Inc. ●	583
15	Dentsply International, Inc.	519
27	Express Scripts, Inc. ●	2,310

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Health Care Equipment & Services — (continued)
16	Hospira, Inc. ●	$805
17	Humana, Inc. ●	725
18	IMS Health, Inc.	373
4	Intuitive Surgical, Inc. ●	1,110
10	Laboratory Corp. of America Holdings ●	774
26	McKesson Corp.	1,625
46	Medco Health Solutions, Inc. ●	2,959
107	Medtronic, Inc.	4,724
9	Patterson Cos., Inc. ●	252
15	Quest Diagnostics, Inc.	910
32	St. Jude Medical, Inc. ●	1,192
27	Stryker Corp.	1,380
42	Tenet Healthcare Corp. ●	227
113	UnitedHealth Group, Inc.	3,439
12	Varian Medical Systems, Inc. ●	564
45	Wellpoint, Inc. ●	2,596
21	Zimmer Holdings, Inc. ●	1,221
		40,504
	Household & Personal Products — 2.8%
41	Avon Products, Inc.	1,306
14	Clorox Co.	831
48	Colgate-Palmolive Co.	3,964
12	Estee Lauder Co., Inc.	557
40	Kimberly-Clark Corp.	2,569
20	Mead Johnson Nutrition Co.	865
284	Procter & Gamble Co.	17,199
		27,291
	Insurance — 2.4%
47	Aflac, Inc.	2,195
54	Allstate Corp.	1,630
14	American International Group, Inc. ●	409
27	AON Corp.	1,021
12	Assurant, Inc.	348
35	Chubb Corp.	1,699
16	Cincinnati Financial Corp.	432
49	Genworth Financial, Inc. ●	561
31	Lincoln National Corp.	762
36	Loews Corp.	1,326
51	Marsh & McLennan Cos., Inc.	1,130
83	MetLife, Inc.	2,937
32	Principal Financial Group, Inc.	779
68	Progressive Corp.	1,227
47	Prudential Financial, Inc.	2,343
8	Torchmark Corp.	370
55	Travelers Cos., Inc.	2,757
34	Unum Group	658
35	XL Capital Ltd. Class A	635
		23,219
	Materials — 3.5%
21	Air Products and Chemicals, Inc.	1,665
8	Airgas, Inc.	381
11	AK Steel Holding Corp.	228
95	Alcoa, Inc.	1,525
10	Allegheny Technologies, Inc.	427
9	Ball Corp.	473
11	Bemis Co., Inc.	311
5	CF Industries Holdings, Inc.	427
13	Cliff’s Natural Resources, Inc.	585
111	Dow Chemical Co.	3,069
88	E.I. DuPont de Nemours & Co.	2,954
7	Eastman Chemical Co.	428
23	Ecolab, Inc.	1,030
7	FMC Corp.	390
42	Freeport-McMoRan Copper & Gold, Inc. ●	3,352
8	International Flavors & Fragrances, Inc.	314
42	International Paper Co.	1,126
17	MeadWestvaco Corp.	475
53	Monsanto Co.	4,329
48	Newmont Mining Corp.	2,252
31	Nucor Corp.	1,424
16	Owens-Illinois, Inc. ●	539
13	Pactiv Corp. ●	311
16	PPG Industries, Inc.	952
30	Praxair, Inc.	2,388
15	Sealed Air Corp.	338
12	Sigma-Aldrich Corp.	595
8	Titanium Metals Corp.	104
14	United States Steel Corp.	767
12	Vulcan Materials Co.	643
21	Weyerhaeuser Co.	887
		34,689
	Media — 2.9%
66	CBS Corp. Class B	923
277	Comcast Corp. Class A	4,674
93	DirecTV Class A ●	3,098
23	Gannett Co., Inc.	343
47	Interpublic Group of Cos., Inc. ●	348
31	McGraw-Hill Cos., Inc.	1,023
4	Meredith Corp.	108
11	New York Times Co. Class A	139
219	News Corp. Class A	2,995
30	Omnicom Group, Inc.	1,184
9	Scripps Networks Interactive Class A	359
34	Time Warner Cable, Inc.	1,418
113	Time Warner, Inc.	3,302
59	Viacom, Inc. Class B ●	1,751
187	Walt Disney Co.	6,024
1	Washington Post Co. Class B	268
		27,957
	Pharmaceuticals, Biotechnology & Life Sciences — 8.3%
150	Abbott Laboratories	8,107
30	Allergan, Inc.	1,878
98	Amgen, Inc. ●	5,558
28	Biogen Idec, Inc. ●	1,501
167	Bristol-Myers Squibb Co.	4,204
45	Celgene Corp. ●	2,483
7	Cephalon, Inc. ●	449
98	Eli Lilly & Co.	3,507
29	Forest Laboratories, Inc. ●	942
26	Genzyme Corp. ●	1,261
87	Gilead Sciences, Inc. ●	3,783
268	Johnson & Johnson	17,256
24	King Pharmaceuticals, Inc. ●	296
17	Life Technologies Corp. ●	903
297	Merck & Co., Inc.	10,838
5	Millipore Corp. ●	392

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Pharmaceuticals, Biotechnology & Life
	Sciences — (continued)
30	Mylan, Inc. ●	$547
11	PerkinElmer, Inc.	234
783	Pfizer, Inc.	14,251
40	Thermo Fisher Scientific, Inc. ●	1,888
9	Waters Corp. ●	569
10	Watson Pharmaceuticals, Inc. ●	408
		81,255
	Real Estate — 1.2%
11	Apartment Investment & Management Co.	180
8	Avalonbay Communities, Inc.	651
13	Boston Properties, Inc.	902
26	CB Richard Ellis Group, Inc. Class A ●	356
27	Equity Residential Properties Trust	905
28	HCP, Inc.	870
12	Health Care, Inc.	531
61	Host Hotels & Resorts, Inc.	715
39	Kimco Realty Corp.	528
16	Plum Creek Timber Co., Inc.	599
46	ProLogis	629
13	Public Storage	1,071
28	Simon Property Group, Inc.	2,223
15	Ventas, Inc.	666
15	Vornado Realty Trust	1,066
		11,892
	Retailing — 3.4%
9	Abercrombie & Fitch Co. Class A	297
32	Amazon.com, Inc. ●	4,356
9	AutoNation, Inc. ●	171
3	AutoZone, Inc. ●	463
25	Bed Bath & Beyond, Inc. ●	984
33	Best Buy Co., Inc.	1,309
8	Big Lots, Inc. ●	232
20	Expedia, Inc. ●	527
13	Family Dollar Stores, Inc.	374
16	GameStop Corp. Class A ●	352
46	Gap, Inc.	969
16	Genuine Parts Co.	589
165	Home Depot, Inc.	4,777
23	J.C. Penney Co., Inc.	609
30	Kohl’s Corp. ●	1,608
26	Limited Brands, Inc.	500
143	Lowe’s Co., Inc.	3,342
41	Macy’s, Inc.	686
16	Nordstrom, Inc.	603
27	Office Depot, Inc. ●	174
13	O’Reilly Automotive, Inc. ●	506
4	Priceline.com, Inc. ●	939
12	RadioShack Corp.	236
12	Ross Stores, Inc.	517
5	Sears Holdings Corp. ●	397
9	Sherwin-Williams Co.	572
70	Staples, Inc.	1,728
73	Target Corp.	3,535
12	Tiffany & Co.	521
41	TJX Cos., Inc.	1,490
		33,363
	Semiconductors & Semiconductor Equipment — 2.6%
55	Advanced Micro Devices, Inc. ●	529
29	Altera Corp.	649
28	Analog Devices, Inc.	894
130	Applied Materials, Inc.	1,806
42	Broadcom Corp. Class A ●	1,314
536	Intel Corp.	10,936
17	KLA-Tencor Corp.	601
22	Linear Technology Corp.	661
63	LSI Corp. ●	381
22	MEMC Electronic Materials, Inc. ●	296
18	Microchip Technology, Inc.	519
83	Micron Technology, Inc. ●	871
23	National Semiconductor Corp.	354
9	Novellus Systems, Inc. ●	219
54	NVIDIA Corp. ●	1,006
17	Teradyne, Inc. ●	184
122	Texas Instruments, Inc.	3,170
27	Xilinx, Inc.	674
		25,064
	Software & Services — 7.9%
51	Adobe Systems, Inc. ●	1,872
9	Affiliated Computer Services, Inc. Class A ●	566
17	Akamai Technologies, Inc. ●	420
22	Autodesk, Inc. ●	566
49	Automatic Data Processing, Inc.	2,099
18	BMC Software, Inc. ●	716
38	CA, Inc.	864
18	Citrix Systems, Inc. ●	739
29	Cognizant Technology Solutions Corp. ●	1,295
15	Computer Sciences Corp. ●	849
22	Compuware Corp. ●	162
109	eBay, Inc. ●	2,570
32	Electronic Arts, Inc. ●	561
32	Fidelity National Information Services, Inc.	745
15	Fiserv, Inc. ●	723
23	Google, Inc. ●	14,490
31	Intuit, Inc. ●	944
9	Mastercard, Inc.	2,386
15	McAfee, Inc. ●	621
750	Microsoft Corp.	22,867
34	Novell, Inc. ●	140
380	Oracle Corp.	9,317
31	Paychex, Inc.	958
18	Red Hat, Inc. ●	564
30	SAIC, Inc. ●	562
11	Salesforce.com, Inc. ●	784
79	Symantec Corp. ●	1,408
19	Total System Services, Inc.	330
19	VeriSign, Inc. ●	452
44	Visa, Inc.	3,805
67	Western Union Co.	1,267
116	Yahoo!, Inc. ●	1,941
		77,583
	Technology Hardware & Equipment — 9.2%
34	Agilent Technologies, Inc. ●	1,042
17	Amphenol Corp. Class A	767
87	Apple, Inc. ●	18,444
—	Ciena Corp. ●	—
559	Cisco Systems, Inc. ●	13,371

The accompanying notes are an integral part of these financial statements.

Hartford Index HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Technology Hardware & Equipment — (continued)
151	Corning, Inc.		$2,917
167	Dell, Inc. ●		2,400
198	EMC Corp. ●		3,459
15	FLIR Systems, Inc. ●		482
13	Harris Corp.		609
230	Hewlett-Packard Co.		11,859
128	IBM Corp.		16,697
19	Jabil Circuit, Inc.		322
22	JDS Uniphase Corp. ●		178
51	Juniper Networks, Inc. ●		1,360
8	Lexmark International, Inc. ADR ●		196
13	Molex, Inc.		284
224	Motorola, Inc. ●		1,741
33	NetApp, Inc. ●		1,131
11	QLogic Corp. ●		210
162	Qualcomm, Inc.		7,504
22	SanDisk Corp. ●		641
73	Sun Microsystems, Inc. ●		685
38	Tellabs, Inc. ●		213
17	Teradata Corp. ●		523
22	Western Digital Corp. ●		966
84	Xerox Corp.		714
			88,715
	Telecommunication Services — 3.1%
39	American Tower Corp. Class A ●		1,683
573	AT&T, Inc.		16,059
29	CenturyTel, Inc.		1,046
30	Frontier Communications Corp.		236
26	MetroPCS Communications, Inc. ●		195
144	Qwest Communications International, Inc.		607
288	Sprint Nextel Corp. ●		1,055
276	Verizon Communications, Inc.		9,138
42	Windstream Corp.		466
			30,485
	Transportation — 2.1%
25	Burlington Northern Santa Fe Corp.		2,513
16	C.H. Robinson Worldwide, Inc.		958
38	CSX Corp.		1,847
21	Expeditors International of Washington, Inc.		713
30	FedEx Corp.		2,536
36	Norfolk Southern Corp.		1,870
5	Ryder System, Inc.		224
72	Southwest Airlines Co.		824
49	Union Pacific Corp.		3,133
96	United Parcel Service, Inc. Class B		5,528
			20,146
	Utilities — 3.7%
65	AES Corp. ●		862
16	Allegheny Energy, Inc.		385
23	Ameren Corp.		644
46	American Electric Power Co., Inc.		1,614
38	CenterPoint Energy, Inc.		550
22	CMS Energy Corp.		349
27	Consolidated Edison, Inc.		1,240
20	Constellation Energy Group, Inc.		686
58	Dominion Resources, Inc.		2,256
16	DTE Energy Co.		698
127	Duke Energy Corp.		2,180
32	Edison International		1,100
18	Entergy Corp.		1,500
13	EQT Corp.		557
64	Exelon Corp.		3,127
30	FirstEnergy Corp.		1,377
40	FPL Group, Inc.		2,119
7	Integrys Energy Group, Inc.		310
4	Nicor, Inc.		186
27	NiSource, Inc.		413
17	Northeast Utilities		438
22	Pepco Holdings, Inc.		363
36	PG&E Corp.		1,606
10	Pinnacle West Capital Corp.		360
37	PPL Corp.		1,181
27	Progress Energy, Inc.		1,112
49	Public Service Enterprise Group, Inc.		1,632
17	Questar Corp.		702
11	SCANA Corp.		405
24	Sempra Energy		1,340
78	Southern Co.		2,588
21	TECO Energy, Inc.		336
11	Wisconsin Energy Corp.		563
44	Xcel Energy, Inc.		940
			35,719
	Total common stocks (cost $992,656)		$964,077
	Total long-term investments (cost $992,656)		$964,077
SHORT-TERM INVESTMENTS — 1.4%
	Repurchase Agreements — 1.2%
	BNP Paribas Securities Corp. Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $4,835,
	collateralized by U.S. Treasury Bond 5.38%,
	2031, value of $4,920)
$4,835	0.000%, 12/31/2009		$4,835
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $4,075, collateralized by
	U.S. Treasury Bill 2.75%, 2010, U.S. Treasury
	Bond 7.63%, 2022, value of $4,156)
4,075	0.000%, 12/31/2009		4,075
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $3,224,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $3,294)
3,224	0.000%, 12/31/2009		3,224
			12,134
	U.S. Treasury Bills — 0.2%
1,830	0.071%, 1/14/2010 ☐○		1,830
	Total short-term investments (cost $13,964)		$13,964
	Total investments (cost $1,006,620) ▲	100.0%	$978,041
	Other assets and liabilities	—%	(245)
	Total net assets	100.0%	$977,796

The accompanying notes are an integral part of these financial statements.

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $1,034,826 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$209,670
Unrealized Depreciation	(266,455)
Net Unrealized Depreciation	$(56,785)

●	Currently non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☐	Security pledged as initial margin deposit for open futures contracts at December 31, 2009.

Futures Contracts Outstanding at December 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
S&P 500 Index	53	Long	Mar 2010	$204

* The number of contracts does not omit 000’s.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$964,077	$964,077	$—	$—
Short-Term Investments	13,964	—	13,964	—
Total	$978,041	$964,077	$13,964	$—
Other Financial Instruments *	$204	$204	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford International Growth HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 96.7%
	Australia — 7.0%
421	BHP Billiton Ltd.	$16,123
911	Navitas Ltd.	3,353
1,223	Toll Holdings Ltd.	9,554
		29,030
	Austria — 1.6%
58	Andritz AG	3,323
89	Voestalpine AG	3,254
		6,577
	Brazil — 2.4%
160	Companhia Energetica de Minas Gerais	2,895
118	Natura Cosmeticos S.A.	2,463
198	Petrobras	4,739
		10,097
	Canada — 8.2%
143	Barrick Gold Corp.	5,612
344	CAE, Inc.	2,884
48	Canadian Natural Resources Ltd.	3,502
188	CGI Group, Inc. Class A ●	2,565
290	Methanex Corp.	5,690
47	Petrobank Energy and Resources Ltd. ●	2,303
66	Potash Corp. of Saskatchewan, Inc.	7,199
92	SNC-Lavalin Group, Inc.	4,729
		34,484
	China — 3.5%
103	Ctrip.com International Ltd. ADR ●	7,409
47	Longtop Financial Technologies Ltd. ●	1,738
34	Shanda Interactive Entertainment Ltd. ADR ●	1,788
1,096	Shandong Weigao Group Medical Polymer Co., Ltd.	3,652
		14,587
	France — 5.7%
48	Cie Generale d’Optique Essilor International S.A.	2,885
312	Club Mediterranee ●	5,712
174	Publicis Groupe	7,092
24	Sanofi-Aventis S.A.	1,856
24	Schneider Electric S.A.	2,785
19	Vallourec	3,501
		23,831
	Germany — 5.8%
47	BASF SE	2,895
41	Beiersdorf AG	2,718
96	Daimler AG	5,115
80	HeidelbergCement AG	5,544
88	SGL Group ●	2,613
17	SMA Solar Technology AG	2,216
16	Software AG	1,758
25	Wincor Nixdorf AG	1,726
		24,585
	Hong Kong — 2.1%
1,165	AAC Acoustic Technologies	1,912
1,484	Link Reit	3,785
190	Sun Hung Kai Properties Ltd.	2,825
		8,522
	India — 0.5%
15	HDFC Bank Ltd. ADR	1,977
	Indonesia — 0.4%
3,391	Bank Central Asia PT	1,736
	Israel — 3.4%
114	Check Point Software Technologies Ltd. ADR ●	3,878
180	Teva Pharmaceutical Industries Ltd. ADR	10,138
		14,016
	Italy — 0.8%
3,044	Telecom Italia S.p.A.	3,381
	Japan — 5.7%
244	Daiichi Sankyo Co., Ltd.	5,126
110	Eisai Co., Ltd.	4,044
1,100	Hino Motors Ltd.	3,806
79	Makita Corp.	2,715
149	Nikon Corp.	2,944
42	Point, Inc.	2,367
34	Sankyo Co., Ltd.	1,687
59	Shionogi & Co., Ltd.	1,268
		23,957
	Luxembourg — 2.6%
58	Oriflame Cosmetics S.A. ADR	3,473
239	SES Global S.A.	5,385
85	Tenaris S.A.	1,832
		10,690
	Netherlands — 2.2%
297	TNT N.V.	9,136
	Singapore — 1.8%
1,214	Indofood Agri Resources Ltd. ●	1,995
862	Oversea-Chinese Banking Corp., Ltd.	5,551
		7,546
	South Korea — 0.7%
6	Posco Ltd. ●	2,957
	Spain — 4.0%
404	Banco Santander Central Hispano S.A.	6,679
121	Laboratorios Almiral S.A.	1,589
106	Red Electrica Corporacion S.A.	5,933
94	Telefonica S.A.	2,638
		16,839
	Sweden — 1.2%
39	Hennes & Mauritz Ab	2,163
330	Telefonaktiebolaget LM Ericsson ADR	3,032
		5,195

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Switzerland — 10.5%
163	ABB Ltd.	$3,150
77	Julius Baer Group Ltd.	2,721
95	Kuehne & Nagel International AG	9,236
176	Nestle S.A.	8,552
22	Roche Holding AG	3,793
26	Schindler Holding-Part Certificates	1,968
27	Sonova Holding AG	3,306
340	Temenos Group AG ●	8,769
11	Zurich Financial Services AG	2,458
		43,953
	Taiwan — 1.1%
717	Delta Electronics, Inc.	2,257
132	MediaTek, Inc.	2,298
		4,555
	Thailand — 0.4%
2,284	Bank of Ayudhya plc	1,544
	Turkey — 1.5%
286	Akbank T.A.S.	1,819
51	Bim Birlesik Magazalar AS	2,392
287	Turkcell Iletisim Hizmetleri A.S.	2,038
		6,249
	United Kingdom — 22.8%
320	Admiral Group plc	6,117
294	Antofagasta	4,674
1,908	Arm Holdings plc	5,448
67	AstraZeneca plc	3,147
73	Autonomy Corp. plc ●	1,781
213	Babcock International Group plc	2,044
184	BG Group plc	3,316
314	British American Tobacco plc	10,182
251	Capita Group plc	3,038
483	Compass Group plc	3,457
172	GlaxoSmithKline plc	3,648
151	HSBC Holding plc	1,725
192	Imperial Tobacco Group plc	6,071
98	Intertek Group plc	1,988
485	Lancashire Holdings Ltd.	3,486
208	Petrofac Ltd.	3,489
95	Reckitt Benckiser Group plc	5,129
34	Rio Tinto plc	1,862
351	Rolls-Royce Group plc	2,733
541	Sage Group plc	1,916
392	Standard Chartered plc	9,891
116	Unilever plc	3,729
371	Xstrata plc	6,615
		95,486
	United States — 0.8%
44	Netease.com, Inc. ●	1,655
44	Open Text Corp. ●	1,784
		3,439
	Total common stocks
	(cost $359,583)	$404,369

PREFERRED STOCKS — 0.5%
	Brazil — 0.5%
93	Banco Itau Holding	$2,066
	Total preferred stocks
	(cost $1,364)	$2,066

EXCHANGE TRADED FUNDS — 0.8%
	United States — 0.8%
61	iShares MSCI EAFE Growth Index Fund	$3,373
	Total exchange traded funds
	(cost $3,433)	$3,373
	Total long-term investments
	(cost $364,380)	$409,808

SHORT-TERM INVESTMENTS — 2.1%
	Repurchase Agreements — 2.1%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $2,070, collateralized by
	FHLMC 4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $ 2,111)
$2,070	0.005%, 12/31/2009	$2,070
	Deutsche Bank Securities TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $3,817, collateralized by FNMA
	5.00% — 7.00%, 2022 — 2040, value of $ 3,894)
3,817	0.010%, 12/31/2009	3,817
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $1,496, collateralized by
	FHLMC 4.00% — 8.00%, 2010 — 2039, FNMA
	3.50% — 8.00%, 2013 — 2049, value of $ 1,533)
1,496	0.010%, 12/31/2009	1,496
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $17,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $17)
17	0.001%, 12/31/2009	17

The accompanying notes are an integral part of these financial statements.

Hartford International Growth HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $1,415, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $1,443)
$1,415	0.010%, 12/31/2009		$1,415
			8,815
	Total short-term investments
	(cost $8,815)		$8,815
	Total investments
	(cost $373,195) ▲	100.1%	$418,623
	Other assets and liabilities	(0.1)%	(542)
	Total net assets.	100.0%	$418,081

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.4% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $376,001 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$50,267
Unrealized Depreciation	(7,645)
Net Unrealized Appreciation	$42,622

●	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value Ì	Amount	Date	(Depreciation)
Canadian Dollar (Buy)	$304	$305	01/04/10	$(1)
Japanese Yen (Buy)	211	215	01/04/10	(4)
Japanese Yen (Buy)	211	214	01/05/10	(3)
Japanese Yen (Buy)	216	218	01/06/10	(2)
				$(10)

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration on Securities at December 31, 2009

Percentage of
Description	Net Assets
Australian Dollar	7.0%
Brazilian Real	2.9
British Pound	22.8
Canadian Dollar	5.2
Euro	21.9
Hong Kong Dollar	3.0
Indonesian New Rupiah	0.4
Japanese Yen	5.7
Republic of Korea Won	0.7
Singapore Dollar	1.8
Swedish Krona	1.3
Swiss Franc	10.5
Taiwanese Dollar	1.1
Thai Bhat	0.4
Turkish New Lira	1.5
United States Dollar	13.9
Other Assets and Liabilities	(0.1)
Total	100.0%

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	1.2%
Banks (Financials)	7.9
Capital Goods (Industrials)	8.0
Commercial & Professional Services (Industrials)	1.7
Consumer Durables & Apparel (Consumer Discretionary)	1.7
Consumer Services (Consumer Discretionary)	4.8
Diversified Financials (Financials)	1.4
Energy (Energy)	4.6
Food & Staples Retailing (Consumer Staples)	0.6
Food, Beverage & Tobacco (Consumer Staples)	7.3
Health Care Equipment & Services (Health Care)	2.4
Household & Personal Products (Consumer Staples)	3.3
Insurance (Financials)	2.9
Materials (Materials)	14.9
Media (Consumer Discretionary)	3.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.3
Real Estate (Financials)	1.6
Retailing (Consumer Discretionary)	1.1
Semiconductors & Semiconductor Equipment (Information Technology)	1.9
Software & Services (Information Technology)	6.6
Technology Hardware & Equipment (Information Technology)	2.1
Telecommunication Services (Services)	1.9
Transportation (Industrials)	6.7
Utilities (Utilities)	2.1
Short-Term Investments	2.1
Other Assets and Liabilities	(0.1)
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$5,115	$—	$5,115	$—
Banks	30,922	1,977	28,945	—
Capital Goods	33,708	7,613	26,095	—
Commercial & Professional Services	7,070	—	7,070	—
Consumer Durables & Apparel	7,346	—	7,346	—
Consumer Services	19,931	7,409	12,522	—
Diversified Financials	2,721	2,721	—	—
Energy	19,181	10,544	8,637	—
Food & Staples Retailing	2,392	—	2,392	—
Food, Beverage & Tobacco	30,529	—	30,529	—
Health Care Equipment & Services	9,843	—	9,843	—
Household & Personal Products	13,783	2,463	11,320	—
Insurance	12,061	—	12,061	—
Materials	62,425	18,501	43,924	—
Media.	12,477	—	12,477	—
Pharmaceuticals, Biotechnology & Life Sciences	34,609	10,138	24,471	—
Real Estate	6,610	—	6,610	—
Retailing	4,530	—	4,530	—
Semiconductors & Semiconductor Equipment	7,746	—	7,746	—
Software & Services	27,632	13,408	14,224	—
Technology Hardware & Equipment	8,927	3,032	5,895	—
Telecommunication Services	8,057	—	8,057	—
Transportation	27,926	—	27,926	—
Utilities	8,828	2,895	5,933	—
Total	404,369	80,701	323,668	—
Exchange Traded Funds	3,373	3,373	—	—
Preferred Stocks ‡	2,066	2,066	—	—
Short-Term Investments	8,815	—	8,815	—
Total	$418,623	$86,140	$332,483	$—
Liabilities:
Other Financial Instruments *	$10	$—	$10	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized Gain	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	(Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Common Stock	$7,549	$—	$—	*	$—	$(7,549)	$—
Total	$7,549	$—	$—		$—	$(7,549)	$—

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $—.

The accompanying notes are an integral part of these financial statements.

Hartford International Opportunities HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 99.2%
	Brazil — 2.7%
491	Banco Bradesco S.A. ADR	$10,741
520	Cyrela Brazil Realty S.A.	7,323
185	Gerdau S.A.	3,093
808	Itau Unibanco Banco Multiplo S.A. ADR	18,457
		39,614
	Canada — 3.3%
253	Potash Corp. of Saskatchewan, Inc. ADR	27,672
570	Suncor Energy, Inc.	20,287
		47,959
	China — 5.4%
7	Baidu, Inc. ADR ●	3,002
10,304	China Construction Bank	8,801
4,237	China Life Insurance Co., Ltd.	20,733
60	Ctrip.com International Ltd. ADR ●	4,333
19,451	Industrial and Commercial Bank of China	16,019
36	Perfect World Co., Ltd. ADR ●	1,424
210	PetroChina Co., Ltd. ADR	25,005
		79,317
	Denmark — 1.0%
796	DSV A/S	14,431
	France — 5.6%
268	BNP Paribas	21,219
467	Groupe Danone	28,599
529	Safran S.A.	10,332
177	Schneider Electric S.A.	20,591
		80,741
	Germany — 6.9%
571	Daimler AG	30,398
357	Deutsche Post AG	6,903
227	HeidelbergCement AG	15,684
204	Man AG	15,794
287	SAP AG	13,660
193	Siemens AG	17,691
		100,130
	Greece — 1.1%
644	National Bank of Greece	16,542
	Hong Kong — 5.5%
3,931	Cathay Pacific Airways Ltd.	7,300
2,553	Esprit Holdings Ltd.	16,937
4,050	Hang Lung Properties Ltd.	15,877
6,035	Shangri-La Asia Ltd.	11,306
1,881	Sun Hung Kai Properties Ltd.	27,969
		79,389
	India — 1.4%
49	HDFC Bank Ltd. ADR	6,345
635	Reliance Industries Ltd.	14,844
		21,189
	Ireland — 2.1%
987	CRH plc	26,978
1,025	Ryanair Holdings plc ●	4,840
		31,818
	Israel — 2.4%
635	Teva Pharmaceutical Industries Ltd. ADR	35,646
	Japan — 11.4%
282	Eisai Co., Ltd.	10,368
1,971	Fujitsu Ltd.	12,789
2,962	Hino Motors Ltd.	10,248
6	Japan Tobacco, Inc.	19,452
4	KDDI Corp.	19,545
962	Konica Minolta Holdings, Inc.	9,908
5,004	Mitsubishi UFJ Financial Group, Inc.	24,647
1,003	Mitsui & Co., Ltd.	14,234
645	Nikon Corp.	12,729
90	Osaka Titanium Technologies	2,475
465	Panasonic Corp.	6,700
407	Softbank Corp.	9,546
388	Sumitomo Mitsui Financial Group, Inc.	11,134
186	Toho Titanium Co., Ltd.	2,833
		166,608
	Malaysia — 0.2%
4,920	Air Asia BHD ●	1,975
	Mexico — 1.4%
428	America Movil S.A. de C.V. ADR	20,112
	Netherlands — 2.4%
1,335	ING Groep N.V.	12,860
1,307	Koninklijke (Royal) KPN N.V.	22,215
		35,075
	Russia — 0.4%
300	Mechel ADR	5,652
	South Africa — 2.5%
124	Anglo American Platinum Co., Ltd.	13,232
851	Impala Platinum Holdings Ltd.	23,272
		36,504
	Spain — 1.8%
745	Banco Santander Central Hispano S.A.	12,305
259	Red Electrica Corporacion S.A.	14,426
		26,731
	Sweden — 1.4%
1,370	Atlas Copco Ab	20,141
	Switzerland — 11.7%
479	CIE Financiere Richemont S.A.	16,121
451	Julius Baer Group Ltd.	15,876
154	Kuehne & Nagel International AG	15,005
606	Nestle S.A.	29,434
184	Roche Holding AG	31,409
104	Synthes, Inc.	13,657
3,319	UBS AG ●	51,680
		173,182
	Taiwan — 1.6%
2,985	Hon Hai Precision Industry Co., Ltd.	13,958
2,206	Synnex Technology International Corp.	4,765
3,044	WPG Holdings Co., Ltd.	5,302
		24,025
The accompanying notes are an integral part of these financial statements.

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Turkey — 1.2%
4,020	Turkiye Garanti Bankasi A.S.		$17,126

	United Kingdom — 25.4%
296	AstraZeneca plc		13,923
2,344	Barclays Bank plc		10,328
1,764	BG Group plc		31,859
3,221	BP plc		31,100
3,346	British Airways plc		10,062
3,613	GKN plc		6,767
4,291	HSBC Holding plc		48,949
1,084	Imperial Tobacco Group plc		34,191
1,062	Pearson plc		15,221
972	Persimmon plc		7,354
2,955	Rexam plc		13,815
929	Rio Tinto plc		50,145
722	Standard Chartered plc		18,235
2,123	Thomas Cook Group plc		7,842
422	Wolseley plc		8,438
2,343	WPP plc		22,916
2,273	Xstrata plc		40,545
			371,690
	United States — 0.4%
164	Frontline Ltd.		4,467
46	Netease.com, Inc. ●		1,745
			6,212
	Total common stocks
	(cost $1,241,960)		$1,451,809

EXCHANGE TRADED FUNDS — 0.7%
	United States — 0.7%
133	iShares MSCI EAFE Index Fund		$7,366
52	iShares MSCI Emerging Markets Index Fund		2,149
	Total exchange traded funds
	(cost $7,850)		$9,515
	Total long-term investments
	(cost $1,249,810)		$1,461,324

SHORT-TERM INVESTMENTS — 0.1%
	Repurchase Agreements — 0.1%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $505,
	collateralized by FHLMC 4.00% — 6.00%,
	2022 — 2039, FNMA 5.00% — 7.00%,
	2028 — 2047, value of $515)
$505	0.005%, 12/31/2009		$505
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $932,
	collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $951)
932	0.010%, 12/31/2009		932
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $365,
	collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $374)
365	0.010%, 12/31/2009		365
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $4,
	collateralized by U.S. Treasury Note 1.50%,
	2013, value of $4)
4	0.001%, 12/31/2009		4
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $346, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $352)
346	0.010%, 12/31/2009		346
			2,152
	Total short-term investments
	(cost $2,152)		$2,152
	Total investments
	(cost $1,251,962) ▲	100.0%	$1,463,476
	Other assets and liabilities	—%	585
	Total net assets	100.0%	$1,464,061

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.8% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $1,275,913 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$234,679
Unrealized Depreciation	(47,116)
Net Unrealized Appreciation	$187,563

●	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value Ì	Amount	Date	(Depreciation)
Hong Kong Dollar (Sell)	$202	$202	01/04/10	$—
Hong Kong Dollar (Sell)	125	125	01/05/10	—
Japanese Yen (Sell)	141,566	143,554	06/23/10	1,988
Japanese Yen (Buy)	601	612	01/04/10	(11)
				$1,977

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Hartford International Opportunities HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Currency Concentration on Securities at December 31, 2009

Description	Net Assets
Brazilian Real	0.7%
British Pound	25.4
Canadian Dollar	3.3
Danish Kroner	1.0
Euro	19.9
Hong Kong Dollar	8.6
Indian Rupee	1.0
Japanese Yen	11.4
Malaysian Ringgit	0.2
South African Rand	2.5
Swedish Krona	1.4
Swiss Franc	11.7
Taiwanese Dollar	1.6
Turkish New Lira	1.2
United States Dollar	10.1
Other Assets and Liabilities	—
Total	100.0%

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.6%
Banks (Financials)	16.4
Capital Goods (Industrials)	8.0
Consumer Durables & Apparel (Consumer Discretionary)	3.5
Consumer Services (Consumer Discretionary)	1.6
Diversified Financials (Financials)	5.5
Energy (Energy)	8.7
Food, Beverage & Tobacco (Consumer Staples)	7.7
Health Care Equipment & Services (Health Care)	0.9
Insurance (Financials)	1.4
Materials (Materials)	15.3
Media (Consumer Discretionary)	2.6
Other Investment Pools and Funds (Financials)	0.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.2
Real Estate (Financials)	3.0
Retailing (Consumer Discretionary)	1.2
Software & Services (Information Technology)	1.3
Technology Hardware & Equipment (Information Technology)	3.2
Telecommunication Services (Services)	4.9
Transportation (Industrials)	4.2
Utilities (Utilities)	1.0
Short-Term Investments	0.1
Other Assets and Liabilities	—
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$37,165	$—	$37,165	$—
Banks	240,848	35,543	205,305	—
Capital Goods	117,469	—	117,469	—
Consumer Durables & Apparel	50,227	7,323	42,904	—
Consumer Services	23,481	4,333	19,148	—
Diversified Financials	80,416	15,876	64,540	—
Energy	127,562	49,759	77,803	—
Food, Beverage & Tobacco	111,676	—	111,676	—
Health Care Equipment & Services	13,657	—	13,657	—
Insurance	20,733	—	20,733	—
Materials	225,396	36,417	188,979	—
Media	38,137	—	38,137	—
Pharmaceuticals, Biotechnology & Life Sciences	91,346	35,646	55,700	—
Real Estate	43,846	—	43,846	—
Retailing	16,937	—	16,937	—
Software & Services	19,831	6,171	13,660	—
Technology Hardware & Equipment	46,722	—	46,722	—
Telecommunication Services	71,418	20,112	51,306	—
Transportation	60,516	—	60,516	—
Utilities	14,426	—	14,426	—
Total	1,451,809	211,180	1,240,629	—
Exchange Traded Funds	9,515	9,515	—	—
Short-Term Investments	2,152	—	2,152	—
Total	$1,463,476	$220,695	$1,242,781	$—
Other Financial Instruments *	$1,988	$—	$1,988	$—
Liabilities:
Other Financial Instruments *	$11	$—	$11	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment. Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized Gain	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	(Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Common Stock	$58,546	$—	$—	*	$—	$(58,546)	$—
Total	$58,546	$—	$—		$—	$(58,546)	$—

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $—.

The accompanying notes are an integral part of these financial statements.

Hartford International Small Company HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 99.2%
	Australia — 10.3%
482	AJ Lucas Group Ltd.	$1,784
356	Aquarius Platinum Ltd.	2,320
965	Asciano Group	1,562
387	Ausenco Ltd.	1,575
258	Bendigo and Adelaide Bank Ltd.	2,264
250	Brambles Ltd.	1,514
51	Campbell Brothers.	1,383
463	Centennial Coal Co., Ltd.	1,648
282	Karoon Gas Australia Ltd. ●	2,657
356	Toll Holdings Ltd.	2,781
490	Whitehaven Coal Ltd.	2,310
47	Worleyparsons Ltd.	1,232
		23,030
	Belgium — 3.5%
41	CFE	2,082
6	D’ieteren S.A.	2,575
1,061	Hansen Transmissions ●	1,868
36	UCB S.A.	1,504
		8,029
	Brazil — 2.7%
117	All America Latina Logistica S.A.	1,091
206	Duratex S.A.	1,918
73	Hypermarcas S.A. ●	1,673
116	Localiza Rent a Car S.A.	1,289
		5,971
	China — 0.2%
387	China Longyuan Power Group Corp. ●	501

	Finland — 0.8%
48	Outotec Oyj	1,686

	France — 10.3%
26	April Group	903
15	BioMerieux S.A.	1,801
9	Bollore	1,404
31	Bureau Veritas S.A.	1,590
25	Eurofins Scientific	1,335
26	Imerys S.A.	1,542
39	Klepierre	1,560
55	Maurel ET Prom	998
33	Orpea	1,493
20	Seche Environment	1,731
59	Sechilienne S.A.	2,409
7	Vallourec	1,244
14	Vilmorin & Cie	1,732
10	Virbac S.A.	1,078
33	Wendel	1,990
		22,810
	Germany — 5.1%
81	ElringKlinger AG	1,864
34	Hochtief AG	2,580
125	Kontron AG	1,426
152	Praktiker Bau-Und Heimwerkermaerkte
	Holding AG	1,695
54	Qiagen N.V. ●	1,212
20	Rheinmetall AG	1,293
11	Salzgitter AG	1,109
		11,179
	Guernsey Channel Isle — 0.6%
633	London & Stamford Property Ltd.	1,225

	Hong Kong — 5.2%
230	ASM Pacific Technology	2,175
1,037	Cathay Pacific Airways Ltd.	1,926
2,728	China State Construction International
	Holdings Ltd.	1,151
1,051	Noble Group Ltd.	2,411
4,162	Sa Sa International Holdings Ltd.	2,750
1,077	Yingde Gases ●	1,109
		11,522
	India — 0.4%
66	Educomp Solutions Ltd.	1,003
	Indonesia — 0.6%
5,318	Bumi Resources TBK PT	1,354
	Israel — 0.7%
378	Bank Hapoalim B.M. ●	1,644
	Italy — 4.0%
166	Bulgari S.p.A.	1,367
63	DiaSorin S.p.A.	2,243
98	Finmeccanica S.p.A.	1,576
221	Gruppo Coin S.p.A. ●	1,444
751	Immobiliare Grande Distribuzione	1,679
1,069	Pirelli & C. Real Estate S.p.A.	778
		9,087
	Japan — 20.4%
134	Air Water, Inc.	1,579
256	Asics Corp.	2,297
252	Bank of Yokohama Ltd.	1,149
40	Benesse Holdings, Inc.	1,689
83	Cosmos Pharmaceutical Corp.	2,092
1	Cyberagent, Inc.	1,107
616	Dainippon Screen Mfg Co., Ltd.	2,717
—	EPS Co., Ltd.	1,573
246	Fuji Heavy Industries Ltd.	1,202
367	Hino Motors Ltd.	1,270
220	Hitachi Metals Ltd.	2,117
32	Ibiden Co., Ltd.	1,151
47	Jafco Co., Ltd.	1,138
—	Kakaku.com, Inc.	1,477
60	Makita Corp.	2,064
62	Modec, Inc.	1,186
100	Nabtesco Corp.	1,146
301	Nihon Nohyaku Co., Ltd.	1,696
90	Nikon Corp.	1,781
163	Nippon Denko Co., Ltd.	973
89	Nippon Electric Glass Co., Ltd.	1,225
1	Osaka Securities Exchange Co., Ltd.	2,688
162	Shinko Plantech Co., Ltd.	1,640
133	Shionogi & Co., Ltd.	2,879
118	Square Enix Holdings Co., Ltd.	2,496
87	Tokyo Ohka Kogyo Co., Ltd.	1,620

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Japan — (continued)
417	Toyo Engineering Corp.	$1,228
17	Toyo Tanso Co., Ltd.	812
		45,992
	Jersey — 1.1%
29	Rangold Resources Ltd.	2,328
	Luxembourg — 0.6%
89	Reinet Investments S.A. ●	1,395
	Netherlands — 1.2%
84	TNT N.V.	2,576
	Norway — 1.2%
179	Kongsberg Gruppen ASA	2,729
	Singapore — 2.9%
1,636	CapitaLand Retail Ltd. ●	2,958
516	Hyflux Ltd.	1,294
1,304	Indofood Agri Resources Ltd. ●	2,143
		6,395
	South Korea — 2.3%
9	CJ Corp. ●	1,602
15	GS Engineering & Construction Corp. ●	1,357
11	Megastudy Co., Ltd. ●	2,309
		5,268
	Sweden — 1.8%
129	Bjoern Borg Ab	1,209
127	Swedish Match Ab	2,786
		3,995
	Switzerland — 4.0%
42	Dufry Group	2,874
61	Logitech International S.A. ●	1,064
14	Panalpina Welttransport Holding AG	898
115	Temenos Group AG ●	2,959
5	Valiant Holding AG	1,029
		8,824
	United Kingdom — 18.7%
89	AMEC plc	1,135
647	Arm Holdings plc	1,848
238	Babcock International Group plc	2,286
524	Brown (N) Group plc	2,090
272	Catlin Group Ltd.	1,488
59	Chemring Group plc	2,773
604	Chloride Group plc	1,745
389	Clapham House Group plc ●	377
121	Close Brothers Group plc	1,350
166	Connaught plc	949
545	Domino’s Pizza UK & IRL plc	2,618
736	Game Group plc	1,256
952	Hampson Industries plc	1,034
1,239	Hansteen Holdings plc	1,608
118	Hunting plc	1,107
215	ICAP plc	1,484
310	IG Group Holdings plc.	1,897
174	James Fisher & Sons plc	1,252
66	Kier Group plc	1,096
234	Mears Group plc	1,053
220	Rightmove	1,790
119	Rotork plc	2,276
99	Ultra Electronics Holdings plc	2,181
212	VT Group plc	1,771
667	William Hill plc	1,996
334	Xchanging plc	1,112
		41,572
	United States — 0.6%
120	Shanda Games Ltd. ●	1,226
	Total common stocks
	(cost $190,321)	$221,341
	Total long-term investments
	(cost $190,321)	$221,341

SHORT-TERM INVESTMENTS — 0.8%
	Repurchase Agreements — 0.8%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $440, collateralized by FHLMC
	4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $449)
$440	0.005%, 12/31/2009		$440
	Deutsche Bank Securities TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $812, collateralized by FNMA
	5.00% — 7.00%, 2022 — 2040, value of $828)
812	0.010%, 12/31/2009		812
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $318, collateralized by FHLMC
	4.00% — 8.00%, 2010 — 2039, FNMA
	3.50% — 8.00%, 2013 — 2049, value of $326)
318	0.010%, 12/31/2009		318
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $4,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $4)
4	0.001%, 12/31/2009		4
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $301, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $307)
301	0.010%, 12/31/2009		301
			1,875
	Total short-term investments
	(cost $1,875)		$1,875
	Total investments
	(cost $192,196) ▲	100.0%	$223,216
	Other assets and liabilities	—%	(51)
	Total net assets	100.0%	$223,165

The accompanying notes are an integral part of these financial statements.

Hartford International Small Company HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.6% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $196,807 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$40,730
Unrealized Depreciation	(14,321)
Net Unrealized Appreciation	$26,409

●	Currently non-income producing.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration on Securities at December 31, 2009

Percentage of
Description	Net Assets
Australian Dollar	9.3%
Brazilian Real	2.7
British Pound	22.2
Euro	24.7
Hong Kong Dollar	4.3
Indian Rupee	0.4
Indonesian New Rupiah	0.6
Israeli New Shekel	0.7
Japanese Yen	20.4
Norwegian Krone	1.2
Republic of Korea Won	2.3
Singapore Dollar	4.0
Swedish Krona	1.8
Swiss Franc	4.0
United States Dollar	1.4
Other Assets and Liabilities	—
Total	100.0%

Diversification by Industry
as of December 31, 2009

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.3%
Banks (Financials)	2.7
Capital Goods (Industrials)	18.1
Commercial & Professional Services (Industrials)	4.7
Consumer Durables & Apparel (Consumer Discretionary)	3.9
Consumer Services (Consumer Discretionary)	4.4
Diversified Financials (Financials)	4.5
Energy (Energy)	7.4
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer Staples)	3.7
Health Care Equipment & Services (Health Care)	2.5
Household & Personal Products (Consumer Staples)	0.7
Insurance (Financials)	1.1
Materials (Materials)	8.3
Media (Consumer Discretionary)	1.3
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	4.2
Real Estate (Financials)	4.4
Retailing (Consumer Discretionary)	6.6
Semiconductors & Semiconductor Equipment
(Information Technology)	3.7
Software & Services (Information Technology)	4.2
Technology Hardware & Equipment (Information
Technology)	2.6
Transportation (Industrials)	6.1
Utilities (Utilities)	1.9
Short-Term Investments	0.8
Other Assets and Liabilities	—
Total	100.0%

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$221,341	$11,765	$209,576	$—
Short-Term Investments	1,875	—	1,875	—
Total	$223,216	$11,765	$211,451	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 96.0%
	Automobiles & Components — 0.4%
256	Harley-Davidson, Inc.	$6,449
	Banks — 4.2%
5,318	Huntington Bancshares, Inc.	19,411
304	M&T Bank Corp.	20,348
318	PNC Financial Services Group, Inc.	16,764
310	SunTrust Banks, Inc.	6,280
478	TCF Financial Corp.	6,514
		69,317
	Capital Goods — 10.0%
488	AMETEK, Inc.	18,646
716	BE Aerospace, Inc. ●	16,833
356	Carlisle Cos., Inc.	12,207
530	IDEX Corp.	16,494
648	Lennox International, Inc.	25,294
620	Masco Corp.	8,567
762	PACCAR, Inc.	27,627
195	Parker-Hannifin Corp.	10,528
19	Precision Castparts Corp.	2,093
447	Rockwell Collins, Inc.	24,756
89	Stanley Works	4,589
		167,634
	Commercial & Professional Services — 1.8%
507	Herman Miller, Inc.	8,107
285	HNI Corp.	7,875
516	Republic Services, Inc.	14,615
		30,597
	Consumer Durables & Apparel — 2.9%
555	Hasbro, Inc.	17,780
710	Mattel, Inc.	14,192
20	NVR, Inc. ●	14,498
253	Pulte Homes, Inc.	2,528
		48,998
	Consumer Services — 4.0%
269	Apollo Group, Inc. Class A ●	16,284
176	DeVry, Inc.	9,979
623	International Game Technology	11,684
168	ITT Educational Services, Inc. ●	16,112
61	Strayer Education, Inc.	12,919
		66,978
	Diversified Financials — 1.2%
634	Waddell and Reed Financial, Inc. Class A	19,362
	Energy — 8.7%
539	Cameco Corp.	17,333
536	Denbury Resources, Inc. ●	7,927
210	Forest Oil Corp. ●	4,661
602	Massey Energy Co.	25,303
782	Nabors Industries Ltd. ●	17,127
172	Noble Energy, Inc.	12,257
355	Overseas Shipholding Group, Inc.	15,601
494	Peabody Energy Corp.	22,338
264	St. Mary Land & Exploration Co.	9,043
259	Ultra Petroleum Corp. ●	12,919
		144,509
	Food, Beverage & Tobacco — 1.3%
566	Flowers Foods, Inc.	13,451
579	Smithfield Foods, Inc. ●	8,790
		22,241
	Health Care Equipment & Services — 8.9%
460	Beckman Coulter, Inc.	30,109
148	Cerner Corp. ●	12,193
828	Coventry Health Care, Inc. ●	20,117
121	Edwards Lifesciences Corp. ●	10,518
227	Humana, Inc. ●	9,976
389	Omnicare, Inc.	9,408
645	Patterson Cos., Inc. ●	18,033
463	St. Jude Medical, Inc. ●	17,012
283	Universal Health Services, Inc. Class B	8,632
205	Zimmer Holdings, Inc. ●	12,141
		148,139
	Household & Personal Products — 0.5%
161	Estee Lauder Co., Inc.	7,805
	Insurance — 4.0%
141	Everest Re Group Ltd.	12,038
613	Fidelity National Financial, Inc.	8,247
1,291	Unum Group	25,198
823	W.R. Berkley Corp.	20,270
		65,753
	Materials — 3.6%
216	Cliff’s Natural Resources, Inc.	9,970
167	FMC Corp.	9,328
100	Martin Marietta Materials, Inc.	8,959
287	Scotts Miracle-Gro Co. Class A	11,290
895	Steel Dynamics, Inc.	15,861
157	Teck Cominco Ltd. Class B ●	5,504
		60,912
	Media — 3.9%
530	Discovery Communications, Inc. ●	16,245
820	DreamWorks Animation SKG, Inc. ●	32,763
373	Scripps Networks Interactive Class A	15,496
		64,504
	Pharmaceuticals, Biotechnology & Life Sciences — 6.3%
1,038	Amylin Pharmaceuticals, Inc. ●	14,728
1,409	King Pharmaceuticals, Inc. ●	17,292
230	Life Technologies Corp. ●	12,008
789	Mylan, Inc. ●	14,537
600	Qiagen N.V. ●	13,385
204	Vertex Pharmaceuticals, Inc. ●	8,754
644	Watson Pharmaceuticals, Inc. ●	25,501
		106,205
	Real Estate — 2.4%
582	Host Hotels & Resorts, Inc.	6,796
244	Liberty Property Trust	7,823
127	Public Storage	10,365
184	Simon Property Group, Inc.	14,721
		39,705
	Retailing — 6.6%
531	Advance Automotive Parts, Inc.	21,507
66	AutoZone, Inc. ●	10,417

The accompanying notes are an integral part of these financial statements.

Hartford MidCap HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Retailing — (continued)
282	CarMax, Inc. ●		$6,841
1,323	Office Depot, Inc. ●		8,532
462	O’Reilly Automotive, Inc. ●		17,592
647	Penske Automotive Group, Inc.		9,819
246	Sherwin-Williams Co.		15,160
833	Staples, Inc.		20,493
			110,361
	Semiconductors & Semiconductor Equipment — 4.0%
431	Altera Corp.		9,758
246	Analog Devices, Inc.		7,756
270	Intersil Corp.		4,134
705	Lam Research Corp. ●		27,627
450	Maxim Integrated Products, Inc.		9,137
352	Xilinx, Inc.		8,829
			67,241
	Software & Services — 8.2%
546	Check Point Software
	Technologies Ltd. ADR ●		18,485
168	Equinix, Inc. ●		17,854
164	Factset Research Systems, Inc.		10,789
246	Global Payments, Inc.		13,255
436	Micros Systems ●		13,539
719	Red Hat, Inc. ●		22,223
635	VeriSign, Inc. ●		15,395
1,321	Western Union Co.		24,901
			136,441
	Technology Hardware & Equipment — 4.8%
296	Juniper Networks, Inc. ●		7,894
170	National Instruments Corp.		4,992
655	NetApp, Inc. ●		22,515
215	Polycom, Inc. ●		5,371
287	SanDisk Corp. ●.		8,314
853	Seagate Technology		15,518
466	Teradata Corp. ●		14,656
			79,260
	Telecommunication Services — 1.2%
451	American Tower Corp. Class A ●		19,497
	Transportation — 3.4%
331	Con-way, Inc.		11,545
388	J.B. Hunt Transport Services, Inc.		12,521
228	Kansas City Southern ●		7,585
2,132	Southwest Airlines Co.		24,364
			56,015
	Utilities — 3.7%
245	Aqua America, Inc.		4,288
831	Northeast Utilities		21,421
724	UGI Corp.		17,516
317	Wisconsin Energy Corp.		15,796
			59,021
	Total common stocks
	(cost $1,364,688)		$1,596,944
	Total long-term investments
	(cost $1,364,688)		$1,596,944
SHORT-TERM INVESTMENTS — 2.7%
	Repurchase Agreements — 2.7%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $10,722,
	collateralized by FHLMC 4.00% — 6.00%,
	2022 — 2039, FNMA 5.00% — 7.00%,
	2028 — 2047, value of $10,936)
10,722	0.005%, 12/31/2009		10,722
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $19,776,
	collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $20,171)
19,776	0.010%, 12/31/2009		19,776
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $7,751,
	collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $7,942)
7,751	0.010%, 12/31/2009		7,751
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $86,
	collateralized by U.S. Treasury Note 1.50%,
	2013, value of $88)
86	0.001%, 12/31/2009		86
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $7,330, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040,
	value of $7,476)
7,330	0.010%, 12/31/2009		7,330
			45,665
	Total short-term investments
	(cost $45,665)		$45,665
	Total investments
	(cost $1,410,353) ▲	98.7%	$1,642,609
	Other assets and liabilities	1.3%	21,448
	Total net assets	100.0%	$1,664,057

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.2% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $1,423,016 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$261,487
Unrealized Depreciation	(41,894)
Net Unrealized Appreciation	$219,593

●	Currently non-income producing.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$1,596,944	$1,596,944	$—	$—
Short-Term Investments	45,665	—	45,665	—
Total	$1,642,609	$1,596,944	$45,665	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Growth HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 95.1%
	Automobiles & Components — 0.6%
23	Gentex Corp.	$412
18	Wabco Holdings, Inc.	470
		882
	Banks — 0.2%
7	Commerce Bankshares, Inc.	279
	Basic Materials — 0.4%
29	RPM International, Inc.	590
	Capital Goods — 12.0%
10	Alliant Techsystems, Inc. ●	891
17	Armstrong World Industries, Inc. ●	654
17	Carlisle Cos., Inc.	569
17	Cummins, Inc.	775
23	Donaldson Co., Inc.	991
8	Flowserve Corp.	737
8	Fluor Corp.	345
30	Graco, Inc.	868
10	Harsco Corp.	319
11	Hubbell, Inc. Class B	520
9	ITT Corp.	438
15	Joy Global, Inc.	784
90	Masco Corp.	1,239
28	Owens Corning, Inc. ●	718
6	Precision Castparts Corp.	701
43	Shaw Group, Inc. ●	1,239
22	Thomas & Betts Corp. ●	784
36	Toro Co.	1,514
31	URS Corp. ●	1,358
6	Valmont Industries, Inc.	479
9	W.W. Grainger, Inc.	881
		16,804
	Commercial & Professional Services — 2.7%
8	Avery Dennison Corp.	285
26	Corrections Corp. of America ●	636
4	Dun & Bradstreet Corp.	309
17	Iron Mountain, Inc. ●	382
76	R.R. Donnelley & Sons Co.	1,697
9	Stericycle, Inc. ●	474
		3,783
	Consumer Durables & Apparel — 2.1%
33	Coach, Inc.	1,220
23	Garmin Ltd.	703
16	Hanesbrands, Inc. ●	393
27	Mattel, Inc.	547
		2,863
	Consumer Services — 2.4%
8	Apollo Group, Inc. Class A ●	512
12	DeVry, Inc.	664
33	H & R Block, Inc.	740
21	Hillenbrand, Inc.	386
20	International Game Technology	374
3	Strayer Education, Inc.	580
		3,256
	Diversified Financials — 4.1%
8	Affiliated Managers Group, Inc. ●	559
19	Invesco Ltd.	449
40	Janus Capital Group, Inc.	536
17	Jefferies Group, Inc.	406
17	MSCI, Inc. ●	544
42	SEI Investments Co.	734
19	T. Rowe Price Group, Inc.	1,016
43	TD Ameritrade Holding Corp. ●	841
22	Waddell and Reed Financial, Inc. Class A	678
		5,763
	Energy — 3.5%
15	Alpha Natural Resources, Inc. ●	642
16	Cameron International Corp. ●	679
10	Ensco International plc.	415
28	Exterran Holdings, Inc. ●	592
10	Helmerich & Payne, Inc.	379
12	Massey Energy Co.	512
13	Oceaneering International, Inc. ●	731
26	Patterson-UTI Energy, Inc.	404
44	Tesoro Corp.	591
		4,945
	Food, Beverage & Tobacco — 4.3%
33	Coca-Cola Enterprises, Inc.	702
64	Dean Foods Co. ●	1,153
15	Flowers Foods, Inc.	345
22	H.J. Heinz Co.	960
30	Hershey Co.	1,084
5	Lorillard, Inc.	416
18	McCormick & Co., Inc.	636
58	Sara Lee Corp.	706
		6,002
	Health Care Equipment & Services — 9.7%
8	Bard (C.R.), Inc.	639
11	Community Health Systems, Inc. ●	391
63	Coventry Health Care, Inc. ●	1,533
18	Dentsply International, Inc.	626
71	Health Management Associates, Inc. Class A ●	518
14	Henry Schein, Inc. ●	747
14	Hill-Rom Holdings, Inc.	326
19	Hospira, Inc. ●	989
37	Humana, Inc. ●	1,611
26	Kinetic Concepts, Inc. ●	979
18	Laboratory Corp. of America Holdings ●	1,384
21	Lincare Holdings, Inc. ●	783
9	MEDNAX, Inc. ●	529
59	Omnicare, Inc.	1,419
7	Quest Diagnostics, Inc.	405
125	Tenet Healthcare Corp. ●	673
		13,552
	Household & Personal Products — 2.0%
25	Avon Products, Inc.	786
11	Church & Dwight Co., Inc.	647
23	Herbalife Ltd.	945
7	Mead Johnson Nutrition Co.	319
		2,697

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Insurance — 1.0%
22	Arthur J. Gallagher & Co.	$493
16	Marsh & McLennan Cos., Inc.	353
21	Principal Financial Group, Inc.	493
		1,339
	Materials — 5.8%
13	Albemarle Corp.	487
57	Ashland, Inc.	2,270
15	Celanese Corp.	465
17	Crown Holdings, Inc. ●	442
17	Lubrizol Corp.	1,211
16	Nalco Holding Co.	398
24	Owens-Illinois, Inc. ●	776
26	Packaging Corp. of America	605
21	Pactiv Corp. ●	500
11	Terra Industries, Inc.	353
8	Walter Energy, Inc.	610
		8,117
	Media — 2.7%
36	CTC Media, Inc. ●	541
30	Discovery Communications, Inc. ●	801
17	Interactive Data Corp.	440
12	Marvel Entertainment, Inc. ●	649
23	McGraw-Hill Cos., Inc.	754
16	Scripps Networks Interactive Class A	656
		3,841
	Pharmaceuticals, Biotechnology & Life Sciences — 4.8%
6	Alexion Pharmaceuticals, Inc. ●	308
45	Amylin Pharmaceuticals, Inc. ●	644
6	Cephalon, Inc. ●	343
7	Mettler-Toledo International, Inc. ●	724
11	Millipore Corp. ●	760
29	Mylan, Inc. ●	532
34	OSI Pharmaceuticals, Inc. ●	1,039
42	Pharmaceutical Product Development, Inc.	978
7	United Therapeutics Corp. ●	390
13	Valeant Pharmaceuticals International ●	423
10	Waters Corp. ●	638
		6,779
	Real Estate — 0.3%
10	Nationwide Health Properties, Inc.	366
	Retailing — 7.6%
43	Aeropostale, Inc. ●	1,475
19	Barnes & Noble, Inc.	359
19	Bed Bath & Beyond, Inc. ●	726
30	CarMax, Inc. ●	723
23	Chico’s FAS, Inc. ●	316
28	Expedia, Inc. ●.	710
35	Limited Brands, Inc.	675
21	LKQ Corp. ●	419
16	Nordstrom, Inc.	583
63	Office Depot, Inc. ●	406
11	O’Reilly Automotive, Inc. ●	419
18	PetSmart, Inc.	478
3	Priceline.com, Inc. ●	743
24	Ross Stores, Inc.	1,017
10	Sherwin-Williams Co.	616
18	TJX Cos., Inc.	654
17	Williams-Sonoma, Inc.	343
		10,662
	Semiconductors & Semiconductor Equipment — 3.9%
28	Linear Technology Corp.	852
31	Marvell Technology Group Ltd. ●	637
12	Microchip Technology, Inc.	354
38	National Semiconductor Corp.	590
83	NVIDIA Corp. ●	1,547
65	Teradyne, Inc. ●	697
29	Xilinx, Inc.	727
		5,404
	Software & Services — 14.4%
17	Amdocs Ltd. ●	488
20	Ansys, Inc. ●	856
29	Autodesk, Inc. ●	729
19	BMC Software, Inc. ●	742
52	CA, Inc.	1,175
100	Cadence Design Systems, Inc. ●	597
12	Citrix Systems, Inc. ●	483
8	Factset Research Systems, Inc.	540
18	Fidelity National Information Services, Inc.	412
6	Fiserv, Inc. ●	305
27	Global Payments, Inc.	1,449
30	Lender Processing Services	1,212
14	McAfee, Inc. ●	576
21	Micros Systems ●	639
29	Neustar, Inc. ●	675
270	Novell, Inc. ●	1,122
36	Nuance Communications, Inc. ●	553
32	Paychex, Inc.	990
51	Red Hat, Inc. ●	1,563
31	SAIC, Inc. ●	587
8	Salesforce.com, Inc. ●	574
7	Sohu.com, Inc. ●	401
8	Sybase, Inc. ●	334
47	Synopsys, Inc. ●	1,045
40	Total System Services, Inc.	691
53	VeriSign, Inc. ●	1,274
		20,012
	Technology Hardware & Equipment — 5.7%
10	Amphenol Corp. Class A	480
54	AVX Corp.	682
53	Diebold, Inc.	1,502
8	Dolby Laboratories, Inc. Class A ●	363
19	FLIR Systems, Inc. ●	615
89	NCR Corp. ●	994
27	NetApp, Inc. ●	932
25	Teradata Corp. ●	795
23	Trimble Navigation Ltd. ●	569
14	Western Digital Corp. ●	599
14	Zebra Technologies Corp. Class A ●	397
		7,928
	Telecommunication Services — 0.6%
11	NII Holdings, Inc. Class B ●	363
41	Windstream Corp.	446
		809
The accompanying notes are an integral part of these financial statements.

Hartford MidCap Growth HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Transportation — 0.9%
13	C.H. Robinson Worldwide, Inc.		$790
12	Expeditors International of Washington, Inc.		403
			1,193
	Utilities — 3.4%
36	AES Corp. ●		484
33	CenterPoint Energy, Inc.		475
43	Constellation Energy Group, Inc.		1,516
44	Integrys Energy Group, Inc.		1,839
9	ITC Holdings Corp.		479
			4,793
	Total common stocks
	(cost $117,433)		$132,659

EXCHANGE TRADED FUNDS — 0.2%
	Other Investment Pools and Funds — 0.2%
4	iShares Russell Midcap Growth		$189
	Total exchange traded funds
	(cost $121)		$189
	Total long-term investments
	(cost $117,554)		$132,848
SHORT-TERM INVESTMENTS — 3.9%
	Repurchase Agreements — 3.5%
	BNP Paribas Securities Corp. Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $1,964,
	collateralized by U.S. Treasury Bond 5.38%,
	2031, value of $1,999)
$1,964	0.000%, 12/31/2009		$1,964
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $1,655, collateralized by
	U.S. Treasury Bill 2.75%, 2010, U.S. Treasury
	Bond 7.63%, 2022, value of $1,688)
1,655	0.000%, 12/31/2009		1,655
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $1,310,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $1,338)
1,310	0.000%, 12/31/2009		1,310
			4,929
	U.S. Treasury Bills — 0.4%
495	0.065%, 1/14/2010 ☐○		495
	Total short-term investments
	(cost $5,424)		$5,424
	Total investments
	(cost $122,978) ▲	99.2%	$138,272
	Other assets and liabilities	0.8%	1,173
	Total net assets	100.0%	$139,445

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.6% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $124,461 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$16,044
Unrealized Depreciation	(2,233)
Net Unrealized Appreciation	$13,811

●	Currently non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☐	Security pledged as initial margin deposit for open futures contracts at December 31, 2009.

Futures Contracts Outstanding at December 31, 2009

Description	Number of Contracts *	Position	Expiration Month	Unrealized Appreciation/ (Depreciation)
S&P Mid 400 Mini	69	Long	Mar 2010	$123

* The number of contracts does not omit 000’s.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$132,659	$132,659	$—	$—
Exchange Traded Funds	189	189	—	—
Short-Term Investments	5,424	—	5,424	—
Total	$138,272	$132,848	$5,424	$—
Other Financial Instruments *	$123	$123	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Value HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 99.3%
	Automobiles & Components — 0.8%
169	TRW Automotive Holdings Corp. ●	$4,024
	Banks — 2.4%
116	Beneficial Mutual Bancorp, Inc. ●	1,138
132	Comerica, Inc.	3,900
710	Huntington Bancshares, Inc.	2,590
811	Popular, Inc.	1,833
120	SunTrust Banks, Inc.	2,435
		11,896
	Capital Goods — 11.1%
143	AGCO Corp. ●	4,608
151	AMETEK, Inc.	5,786
323	Barnes Group, Inc.	5,455
99	Dover Corp.	4,123
211	Kennametal, Inc.	5,472
262	Pentair, Inc.	8,450
76	Teledyne Technologies, Inc. ●	2,900
244	Terex Corp. ●	4,834
247	Textron, Inc.	4,639
134	Thomas & Betts Corp. ●	4,788
85	URS Corp. ●	3,798
		54,853
	Consumer Durables & Apparel — 5.0%
234	Mattel, Inc.	4,665
294	MDC Holdings, Inc.	9,123
307	Toll Brothers, Inc. ●	5,782
77	V.F. Corp.	5,603
		25,173
	Consumer Services — 1.0%
1,308	Thomas Cook Group plc	4,831
	Diversified Financials — 7.2%
71	Affiliated Managers Group, Inc. ●	4,809
245	Ameriprise Financial, Inc.	9,492
297	Invesco Ltd.	6,981
679	PHH Corp. ●	10,931
176	TD Ameritrade Holding Corp. ●	3,405
		35,618
	Energy — 6.7%
210	Cie Gen Geophysique ADR ●	4,469
229	Cobalt International Energy ●	3,174
113	Consol Energy, Inc.	5,602
211	Newfield Exploration Co. ●	10,196
52	Noble Energy, Inc.	3,696
163	SBM Offshore N.V.	3,199
105	Smith International, Inc.	2,861
		33,197
	Food, Beverage & Tobacco — 2.5%
19	BRF Brasil Foods S.A. ADR	969
76	Bunge Ltd. Finance Corp.	4,857
93	Dean Foods Co. ●	1,672
187	Perdigao S.A.	4,863
		12,361
	Health Care Equipment & Services — 4.4%
283	Amerisource Bergen Corp.	7,388
284	CIGNA Corp.	10,017
24	Laboratory Corp. of America Holdings ●	1,819
183	Team Health Holdings ●	2,568
		21,792
	Insurance — 9.5%
91	Everest Re Group Ltd.	7,823
149	Fidelity National Financial, Inc.	2,011
76	First American Financial Corp.	2,500
51	PartnerRe Ltd.	3,830
187	Platinum Underwriters Holdings Ltd.	7,164
176	Principal Financial Group, Inc.	4,219
218	Reinsurance Group of America, Inc.	10,364
455	Unum Group	8,882
		46,793
	Materials — 11.0%
109	Agrium U.S., Inc.	6,710
130	Cliff’s Natural Resources, Inc.	6,006
102	Cytec Industries, Inc.	3,708
136	FMC Corp.	7,594
98	Greif, Inc.	5,312
215	Nalco Holding Co.	5,474
199	Owens-Illinois, Inc. ●	6,534
1,105	Rexam plc	5,166
220	Sino Forest Corp. ●	4,077
216	Steel Dynamics, Inc.	3,829
		54,410
	Media — 2.4%
691	Virgin Media, Inc.	11,628
	Pharmaceuticals, Biotechnology & Life Sciences — 4.4%
113	Endo Pharmaceuticals Holdings, Inc. ●	2,307
887	Impax Laboratories, Inc. ●	12,061
485	King Pharmaceuticals, Inc. ●	5,945
122	Theravance, Inc. ●	1,598
		21,911
	Real Estate — 4.2%
287	BR Malls Participacoes S.A. ●	3,548
2,407	Chimera Investment Corp.	9,339
158	Iguatemi Emp de Shopping	3,084
250	Multiplan Empreendimentos Imobiliarios S.A.	4,656
		20,627
	Retailing — 4.8%
243	American Eagle Outfitters, Inc.	4,121
174	AnnTaylor Stores Corp. ●	2,371
5,788	Buck Holdings L.P. Ù●†	11,861
127	Ross Stores, Inc.	5,424
		23,777
	Semiconductors & Semiconductor Equipment — 4.4%
165	Linear Technology Corp.	5,048
451	Teradyne, Inc. ●	4,835
326	Varian Semiconductor Equipment
	Associates, Inc. ●	11,698
		21,581

The accompanying notes are an integral part of these financial statements.

Hartford MidCap Value HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Software & Services — 1.0%
124	McAfee, Inc. ●		$5,039
	Technology Hardware & Equipment — 6.8%
432	Arrow Electronics, Inc. ●		12,789
806	Flextronics International Ltd. ●		5,890
383	JDS Uniphase Corp. ●		3,162
10,123	Kingboard Laminates Holdings		6,979
45	NetApp, Inc. ●		1,537
452	Solar Cayman Ltd. Ù●†		3,725
			34,082
	Transportation — 3.7%
1,194	Delta Air Lines, Inc. ●		13,592
145	J.B. Hunt Transport Services, Inc.		4,669
			18,261
	Utilities — 6.0%
116	Allegheny Energy, Inc.		2,724
730	N.V. Energy, Inc.		9,032
288	Northeast Utilities		7,422
184	UGI Corp.		4,451
119	Wisconsin Energy Corp.		5,915
			29,544
	Total common stocks
	(cost $428,588)		$491,398
	Total long-term investments
	(cost $428,588)		$491,398
SHORT-TERM INVESTMENTS — 0.6%
	Repurchase Agreements — 0.6%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $647, collateralized by FHLMC
	4.00% — 6.00%, 2022 — 2039, FNMA 5.00% —
	7.00%, 2028 — 2047, value of $660)
$647	0.005%, 12/31/2009		$ 647
	Deutsche Bank Securities TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $1,194, collateralized by FNMA
	5.00% — 7.00%, 2022 — 2040, value of $1,217)
1,194	0.010%, 12/31/2009		1,194
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $468, collateralized by FHLMC
	4.00% — 8.00%, 2010 — 2039, FNMA 3.50% —
	8.00%, 2013 — 2049, value of $479)
468	0.010%, 12/31/2009		468
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $5,
	collateralized by U.S. Treasury Note 1.50%,
	2013, value of $5)
5	0.001%, 12/31/2009		5
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $442, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $451)
442	0.010%, 12/31/2009		442
			2,756
	Total short-term investments
	(cost $2,756)		$2,756
	Total investments
	(cost $431,344) ▲	99.9%	$494,154
	Other assets and liabilities	0.1%	508
	Total net assets	100.0%	$494,662

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.6% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $442,847 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$85,700
Unrealized Depreciation	(34,393)
Net Unrealized Appreciation	$51,307

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $15,586, which represents 3.15% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	5,788	Buck Holdings L.P.	$5,492
03/2007	452	Solar Cayman Ltd. - 144A	6,015

The aggregate value of these securities at December 31, 2009 was $15,586 which represents 3.15% of total net assets.

The accompanying notes are an integral part of these financial statements.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

Description	Market Value Ì	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
British Pound (Buy)	$257	$253	01/04/10	$4
British Pound (Sell)	11	11	01/05/10	—
Canadian Dollar (Sell)	4	4	01/04/10	—
Euro (Sell)	7	7	01/05/10	—
Hong Kong Dollar (Sell)	16	16	01/05/10	—
				$4

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$491,398	$455,637	$20,175	$15,586
Short-Term Investments	2,756	—	2,756	—
Total	$494,154	$455,637	$22,931	$15,586
Other Financial Instruments *	$4	$—	$4	$—
Liabilities:
Other Financial Instruments *	$—	$—	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment. Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2008	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Purchases (Sales)	Transfers In and/or Out of Level 3	Balance as of December 31, 2009
Assets:
Common Stock	$20,264	$—	$4,717	*	$—	$(9,395)	$15,586
Total	$20,264	$—	$4,717		$—	$(9,395)	$15,586

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $4,717.

The accompanying notes are an integral part of these financial statements.

Hartford Money Market HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
CERTIFICATES OF DEPOSIT — 9.9%
	Commercial Banking — 4.0%
	Barclay’s bank plc (New York Branch)
$17,250	0.15%, 01/25/2010	$17,250
18,750	0.18%, 01/13/2010	18,750
28,250	0.48%, 09/07/2010 Δ	28,250
	Rabobank USA
18,000	0.24%, 05/03/2010	18,000
	State Street Bank & Trust Co.
19,000	0.20%, 02/11/2010	19,000
	Svenska Handelsbanken
33,750	0.20%, 03/08/2010 — 03/22/2010	33,750
		135,000
	Depository Credit — Banking — 2.8%
	Bank of Nova Scotia
17,750	0.14%, 01/22/2010	17,750
17,750	0.17%, 02/24/2010	17,750
	Deutsche Bank AG
17,000	0.18%, 02/05/2010	17,000
17,750	0.20%, 04/02/2010	17,750
	Toronto-Dominion Holdings
26,750	0.20%, 01/26/2010	26,750
		97,000
	Insurance Carriers — 1.2%
	Toronto-Dominion Holdings
17,000	0.15%, 01/21/2010	17,000
25,000	0.18%, 03/03/2010	25,000
		42,000
	Other Financial Investment Activities — 1.9%
	BNP Paribas Finance
22,750	0.20%, 01/19/2010	22,750
15,000	0.21%, 03/16/2010	15,000
27,750	0.23%, 01/07/2010	27,750
		65,500
	Total certificates of deposit
	(cost $339,500)	$339,500
COMMERCIAL PAPER — 53.4%
	Basic Chemical Manufacturing — 2.3%
	Export Development Canada
$16,000	0.09%, 02/12/2010 ○	$15,998
22,500	0.15%, 02/18/2010 ○	22,496
25,250	0.16%, 02/16/2010 ○	25,245
15,250	0.19%, 05/17/2010 ○	15,239
		78,978
	Beverage Manufacturing — 2.1%
	Coca Cola Co.
8,250	0.10%, 01/07/2010 ○	8,250
15,250	0.14%, 01/19/2010 ○	15,249
29,500	0.20%, 01/15/2010 ○	29,497
17,750	0.22%, 05/11/2010 ○	17,736
		70,732
	Commercial Banking — 7.7%
	Banco Bilbao Vizcaya Argentina S.A.
16,250	0.18%, 02/12/2010 ○	16,247
17,750	0.22%, 03/03/2010 ○	17,744
18,000	0.24%, 03/29/2010 ○	17,990
	Bank of America Corp.
21,000	0.23%, 04/06/2010 ○	20,987
32,250	0.25%, 01/08/2010 — 03/26/2010 ○	32,241
	CBA (Delaware) Finance
35,500	0.18%, 03/02/2010 ○	35,489
	Rabobank USA
16,000	0.19%, 02/12/2010 ○	15,997
	State Street Corp.
12,500	0.19%, 03/25/2010 ○	12,494
16,000	0.20%, 03/03/2010 ○	15,995
20,500	0.23%, 01/06/2010 ○	20,499
	Svenska Handelsbanken
18,000	0.19%, 03/01/2010 ○	17,994
	Westpac Banking Corp.
18,000	0.21%, 04/01/2010 ■○	17,991
17,750	0.23%, 05/05/2010 ■○	17,736
		259,404
	Computer and Peripheral Equipment
	Manufacturing — 1.4%
	Microsoft Corp.
13,000	0.10%, 01/26/2010 ○	12,999
34,500	0.12%, 01/19/2010 ○	34,498
		47,497
	Depository Credit — Banking — 3.7%
	Bank of Nova Scotia
16,250	0.15%, 01/15/2010 ○	16,249
17,750	0.18%, 03/10/2010 ○	17,744
	Deutsche Bank
18,250	0.20%, 01/05/2010 ○	18,250
	Societe Generale NA
16,250	0.22%, 01/22/2010 ○	16,248
18,000	0.23%, 03/01/2010 ○	17,993
17,750	0.25%, 04/01/2010 ○	17,739
17,750	0.27%, 05/04/2010 ○	17,734
		121,957
	Electric Generation, Transmission and
	Distribution — 0.9%
	Florida Power And Light Co.
12,500	0.11%, 01/05/2010 ○	12,500
16,000	0.12%, 01/12/2010 ○	15,999
		28,499
	International Trade Financing (Foreign Banks) — 17.1%
	Australia & New Zealand Banking Group Ltd.
34,750	0.21%, 04/12/2010 — 04/23/2010 ■○	34,728
17,000	0.25%, 05/27/2010 ■○	16,983
	European Investment Bank
20,250	0.09%, 01/21/2010 ○	20,249
56,500	0.10%, 01/12/2010 — 01/25/2010 ○	56,497
27,000	0.11%, 01/05/2010 ○	27,000
	Kreditanstalt fuer Wiederaufbau
27,000	0.17%, 02/17/2010 ■○	26,994
63,000	0.20%, 01/13/2010 — 01/19/2010 ■○	62,995
18,750	0.21%, 01/29/2010 ■○	18,747
	Nordea North America
17,000	0.19%, 02/02/2010 ○	16,997
35,500	0.20%, 03/02/2010 ○	35,488

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMERCIAL PAPER — (continued)
	International Trade Financing (Foreign
	Banks) — (continued)
	Queensland Treasury Corp.
$68,500	0.14%, 01/15/2010 — 02/05/2010 ○	$68,494
35,000	0.22%, 02/26/2010 ○	34,988
	Royal Bank of Canada
26,500	0.13%, 02/19/2010 ○	26,495
26,000	0.15%, 01/20/2010 ○	25,998
	Societe De Prise Participation
35,500	0.12%, 01/20/2010 ○	35,498
54,000	0.15%, 02/22/2010 — 02/23/2010 ○	53,988
	U.S. Bank National Association
14,500	0.13%, 01/28/2010 ○	14,499
		576,638
	Natural Gas Distribution — 1.5%
	Conocophillips
41,750	0.16%, 01/20/2010 — 02/08/2010 ■○	41,745
10,000	0.18%, 03/10/2010 ■○	9,997
		51,742
	Other Financial Investment Activities — 1.8%
	CBA (Delaware) Finance
16,250	0.21%, 04/19/2010 ○	16,240
	Sheffield Receivables
27,750	0.16%, 01/05/2010 ■○	27,749
	Yorktown Capital
14,550	0.13%, 01/07/2010 ■○	14,550
		58,539
	Pharmaceutical & Medicine Manufacturing — 2.1%
	Abbott Laboratories
14,000	0.09%, 02/01/2010 ■○	13,999
37,250	0.11%, 01/05/2010 — 01/08/2010 ■○	37,249
18,250	0.15%, 01/04/2010 ■○	18,250
		69,498
	Real Estate Credit (Mortgage Banking) — 1.4%
	Cafco LLC
45,250	0.15%, 01/21/2010 ○	45,246
	Securities and Commodity Contracts and
	Brokerage — 1.6%
	JP Morgan Chase & Co.
31,000	0.17%, 01/11/2010 ○	30,999
	JP Morgan Chase Funding, Inc.
22,500	0.20%, 01/05/2010 ○	22,499
		53,498
	Soap, Cleaning Compound, Toiletries
	Manufacturing — 1.4%
	Procter & Gamble
47,400	0.10%, 01/11/2010 — 01/12/2010 ■○	47,399
	Sovereign Foreign Governments — 8.4%
	British Columbia (Province of)
21,000	0.11%, 01/07/2010 ○	21,000
14,400	0.12%, 01/28/2010 ○	14,399
10,250	0.13%, 03/24/2010 ○	10,247
10,674	0.15%, 01/05/2010 ○	10,674
16,000	0.16%, 02/08/2010 ○	15,997
	Ontario (Province of)
10,750	0.14%, 02/26/2010 ○	10,748
16,000	0.18%, 01/08/2010 ○	15,999
79,250	0.19%, 01/06/2010 — 02/11/2010 ○	79,239
	Quebec (Province of)
66,750	0.11%, 01/15/2010 — 01/21/2010 ■○	66,746
24,000	0.13%, 01/07/2010 ■○	23,999
13,750	0.18%, 01/11/2010 ■○	13,749
		282,797
	Total commercial paper
	(cost $1,792,424)	$1,792,424
CORPORATE NOTES — 7.2%
	Commercial Banking — 1.1%
	Rabobank Netherlands
$36,100	0.67%, 05/19/2010 ■Δ	$36,159
	Depository Credit — Banking — 1.9%
	US Bancorp
36,500	0.28%, 05/28/2010 Δ	36,509
	Wells Fargo & Co.
4,000	0.31%, 03/23/2010 Δ	4,000
24,250	0.49%, 08/20/2010 Δ	24,276
		64,785
	International Trade Financing (Foreign Banks) — 3.2%
	International Bank for Reconstruction &
	Development
22,750	0.10%, 01/11/2010 ○	22,749
40,800	0.10%, 02/01/2010 ○	40,795
14,750	0.13%, 02/09/2010 ○	14,748
26,000	0.17%, 02/22/2010 ○	25,994
		104,286
	Securities and Commodity Contracts and
	Brokerage — 1.0%
	JP Morgan Chase & Co.
34,750	0.29%, 05/07/2010 Δ	34,756
	Total corporate notes
	(cost $239,986)	$239,986
OTHER POOLS AND FUNDS — 3.2%
108,414	JP Morgan U.S. Government Money Market
	Fund	$108,414
—	State Street Bank U.S. Government Money
	Market Fund	—
—	Wells Fargo Advantage Government Money
	Market Fund	—
	Total other pools and funds
	(cost $108,414)	$108,414
REPURCHASE AGREEMENTS — 0.1%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $1,793, collateralized by
	U.S. Treasury Bond 5.38%, 2031,
	value of $1,825)
$1,793	0.000% dated 12/31/2009	$1,793

The accompanying notes are an integral part of these financial statements.

Hartford Money Market HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
REPURCHASE AGREEMENTS — (continued)
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $1,511,
	collateralized by U.S. Treasury Bill 2.75%,
	2010, U.S. Treasury Bond 7.63%, 2022,
	value of $1,541)
$1,511	0.000% dated 12/31/2009		$1,511
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 01/04/2010 in the amount
	of $1,196, collateralized by U.S. Treasury
	Note 1.50%, 2013, value of $1,221)
1,196	0.000% dated 12/31/2009		1,196
	Total repurchase agreements
	(cost $4,500)		$4,500
U.S. GOVERNMENT AGENCIES — 11.5%
	Federal Home Loan Mortgage Corp. — 6.5%
$39,250	0.10%, 01/04/2010 — 02/17/2010 ○		$39,248
75,150	0.11%, 02/02/2010 — 02/23/2010 ○		75,141
61,000	0.12%, 01/26/2010 — 01/27/2010 ○		60,994
18,000	0.14%, 02/04/2010 Δ		18,000
26,000	0.15%, 02/16/2010 ○		25,995
			219,378
	Federal National Mortgage Association — 5.0%
55,750	0.09%, 01/22/2010 — 02/08/2010 ○		55,746
25,000	0.10%, 02/18/2010 ○		24,997
23,500	0.11%, 02/03/2010 ○		23,498
46,300	0.12%, 02/01/2010 — 02/05/2010 ○		46,295
18,750	0.18%, 02/25/2010 ○		18,899
			169,435
	Total U.S. government agencies
	(cost $388,813)		$388,813
U.S. GOVERNMENT SECURITIES — 9.8%
	Other Direct Federal Obligations — 7.0%
	Federal Home Loan Bank
$22,000	0.08%, 01/08/2010 ○		$22,000
37,000	0.09%, 01/29/2010 ○		36,997
55,000	0.10%, 01/27/2010 — 02/05/2010 ○		54,996
21,300	0.11%, 02/12/2010 ○		21,297
37,500	0.12%, 01/22/2010 — 01/28/2010 ○		37,497
62,500	0.13%, 01/15/2010 — 02/01/2010 ○		62,495
			235,282
	U.S. Treasury Notes — 2.8%
32,500	0.05%, 01/15/2010 ○		32,544
44,500	0.06%, 01/31/2010 ○		44,575
16,250	0.09%, 02/28/2010 ○		16,300
			93,419
	Total U.S. government securities
	(cost $328,701)		$328,701
	U.S. Treasury Bills — 5.4%
$182,000	0.07%, 01/14/2010 — 02/18/2010 ○		$181,988
	Total U.S. treasury bills
	(cost $181,988)		$181,988
	Total investments
	(cost $3,384,326) ▲	100.5%	$3,384,326
	Other assets and liabilities	(0.5)%	(16,071)
	Total net assets	100.0%	$3,368,255

Note:
Percentage of investments are shown in the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 24.3% of total net assets at December 31, 2009.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2009.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $547,765, which represents 16.26% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Certificates of Deposit	$339,500	$—	$339,500	$—
Commercial Paper	1,792,424	—	1,792,424	—
Corporate Notes	239,986	—	239,986	—
Other Pools and Funds	108,414	108,414	—	—
Repurchase Agreements	4,500	—	4,500	—
U.S. Government Agencies	388,813	—	388,813	—
U.S. Government Securities	328,701	—	328,701	—
U.S. Treasury Bills	181,988	—	181,988	—
Total	$3,384,326	$108,414	$3,275,912	$—

The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 97.1%
	Automobiles & Components — 0.8%
47	Amerigon, Inc. ●	$376
55	China Automotive Systems, Inc. ●	1,024
168	Cooper Tire & Rubber Co.	3,363
57	Drew Industries ●	1,172
133	Standard Motor Products	1,132
76	TRW Automotive Holdings Corp. ●	1,803
38	Wabco Holdings, Inc.	982
		9,852
	Banks — 0.6%
25	Danvers Bancorp, Inc.	326
103	Nara Bancorp, Inc.	1,165
172	Signature Bank ●	5,478
		6,969
	Capital Goods — 7.6%
422	Advanced Battery Technologies, Inc. ●	1,688
57	Altra Holdings, Inc. ●	702
33	American Superconductor Corp. ●	1,368
65	Apogee Enterprises	914
40	Applied Signal Technology	762
29	Armstrong World Industries, Inc. ●	1,138
55	AZZ, Inc. ●	1,795
455	BE Aerospace, Inc. ●	10,702
505	Beacon Roofing Supply, Inc. ●	8,087
67	Carlisle Cos., Inc.	2,303
132	Chart Industries, Inc. ●	2,192
80	China Fire & Security Group ●	1,078
55	Cubic Corp.	2,057
80	EMCOR Group, Inc. ●	2,141
53	Energy Recovery, Inc. ●	361
188	Gencorp, Inc. ●	1,314
84	GrafTech International Ltd. ●	1,301
127	GT Solar International, Inc. ●	705
2,232	Hansen Transmissions ●	3,930
70	Harbin Electric, Inc. ●	1,432
34	Heico Corp.	1,511
84	Hexcel Corp. ●	1,089
29	Hubbell, Inc. Class B	1,394
41	IDEX Corp.	1,274
37	II-VI, Inc. ●	1,192
20	Kaman Corp.	454
131	Lennox International, Inc.	5,099
110	MasTec, Inc. ●	1,377
16	Michael Baker Corp. ●	668
31	Middleby Corp. ●	1,538
35	Nordson Corp.	2,113
158	Orbital Sciences Corp. ●	2,409
65	Orion Marine Group, Inc. ●	1,368
70	Owens Corning, Inc. ●	1,792
30	Powell Industries, Inc. ●	950
36	Quanex Building Products Corp.	614
197	Regal-Beloit Corp.	10,228
294	Rush Enterprises, Inc. ●	3,496
65	Simpson Manufacturing Co., Inc.	1,755
19	Sterling Construction Co., Inc. ●	362
40	Toro Co.	1,661
85	Trex Co., Inc. ●	1,658
35	Watsco, Inc.	1,720
52	Woodward Governor Co.	1,340
		93,032
	Commercial & Professional Services — 3.2%
64	Acacia Research Corp. ●	579
89	American Reprographics Co. LLC ●	622
54	APAC TeleServices, Inc. ●	321
26	ATC Technology Corp. ●	629
49	Corporate Executive Board Co.	1,113
418	Corrections Corp. of America ●	10,260
23	CoStar Group, Inc. ●	972
6	Healthcare Services Group, Inc.	126
208	Herman Miller, Inc.	3,318
91	HNI Corp.	2,514
40	Interface, Inc.	337
515	Knoll, Inc.	5,319
30	Rollins, Inc.	575
365	Sykes Enterprises, Inc. ●	9,308
60	Tetra Tech, Inc. ●	1,618
3	VSE Corp.	134
45	Watson Wyatt Worldwide, Inc. ●	2,122
		39,867
	Consumer Durables & Apparel — 7.8%
466	Carter’s, Inc. ●	12,243
11	Deckers Outdoor Corp. ●	1,125
79	Fossil, Inc. ●	2,664
550	Hanesbrands, Inc. ●	13,263
391	Jarden Corp.	12,089
58	Lululemon Athletica, Inc. ●	1,732
30	Maidenform Brands, Inc. ●	508
64	Oxford Industries, Inc.	1,324
37	Polaris Industries, Inc.	1,625
815	Rossi Residencial S.A.	7,164
306	Smith & Wesson Holding Corp. ●	1,253
41	Steven Madden Ltd. ●	1,694
160	Sturm Ruger & Co., Inc.	1,554
309	Tempur-Pedic International, Inc. ●	7,292
62	Timberland Co. Class A ●	1,119
63	True Religion Apparel, Inc. ●	1,172
233	Tupperware Brands Corp.	10,849
52	Under Armour, Inc. Class A ●	1,426
9	Unifirst Corp.	441
47	Volcom, Inc. ●	784
290	Warnaco Group, Inc. ●	12,239
85	Wolverine World Wide, Inc.	2,321
		95,881
	Consumer Services — 3.9%
195	Bally Technologies, Inc. ●	8,047
81	Bridgepoint Education, Inc. ●	1,211
178	Brinks Home Security Holding ●	5,806
27	Capella Education Co. ●	2,069
310	Cheesecake Factory, Inc. ●	6,696
139	Corinthian Colleges, Inc. ●	1,920
194	Life Time Fitness, Inc. ●	4,840
79	Lincoln Educational Services Corp. ●	1,722
16	Matthews International Corp. Class A	568
647	Navitas Ltd.	2,379
32	P. F. Chang’s China Bistro, Inc. ●	1,212
77	Shuffle Master, Inc. ●	633

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Consumer Services — (continued)
31	Universal Technical Institute, Inc. ●	$636
124	WMS Industries, Inc. ●	4,958
289	Wyndham Worldwide Corp.	5,826
		48,523
	Diversified Financials — 1.3%
86	Advance America Cash Advance Centers, Inc.	480
36	Dollar Financial Corp. ●	860
82	Ezcorp, Inc. ●	1,410
39	Federated Investors, Inc.	1,083
88	First Cash Financial Services, Inc. ●	1,946
99	GFI Group, Inc.	453
31	Investment Technology Group, Inc. ●	614
71	Knight Capital Group, Inc. ●	1,087
23	Life Partners Holdings, Inc.	494
154	optionsXpress Holdings, Inc.	2,375
90	Stifel Financial ●	5,320
21	TradeStation Group, Inc. ●	167
		16,289
	Energy — 4.4%
41	Atlas Energy, Inc.	1,230
150	Cal Dive International, Inc. ●	1,131
35	Carbo Ceramics, Inc.	2,375
261	Complete Production Services, Inc. ●	3,399
192	CVR Energy, Inc. ●	1,316
111	Dresser-Rand Group, Inc. ●	3,499
36	Dril-Quip, Inc. ●	2,006
77	Frontier Oil Corp.	922
38	Geokinetics, Inc. ●	369
63	James River Coal Co. ●	1,173
272	Karoon Gas Australia Ltd. ●	2,567
31	Lufkin Industries, Inc.	2,236
160	Massey Energy Co.	6,712
99	Matrix Service Co. ●	1,057
29	Natural Gas Services Group ●	545
21	Oceaneering International, Inc. ●	1,203
157	Overseas Shipholding Group, Inc.	6,899
43	Rowan Companies, Inc.	983
177	St. Mary Land & Exploration Co.	6,075
122	Tesoro Corp.	1,652
107	TETRA Technologies, Inc. ●	1,190
131	Willbros Group, Inc. ●	2,206
112	World Fuel Services Corp.	3,001
		53,746
	Food & Staples Retailing — 0.3%
58	Casey’s General Stores, Inc.	1,853
69	United Natural Foods, Inc. ●	1,835
		3,688
	Food, Beverage & Tobacco — 1.9%
33	American Italian Pasta Co. ●	1,149
26	Boston Beer Co., Inc. Class A ●	1,226
139	Cental Euro Distribution Corp. ●	3,944
123	Darling International, Inc. ●	1,035
38	Diamond Foods, Inc.	1,366
122	Green Mountain Coffee Roasters ●	9,978
26	J&J Snack Foods Corp.	1,019
35	Lancaster Colony Corp.	1,742
24	Sanderson Farms, Inc.	1,021
70	Zhongpin, Inc. ●	1,097
		23,577
	Health Care Equipment & Services — 11.7%
42	Abaxis, Inc. ●	1,072
204	Align Technology, Inc. ●	3,630
278	Allscripts-Misys Healthcare Solutions, Inc. ●	5,619
114	Almost Family, Inc. ●	4,512
33	Amedisys, Inc. ●	1,602
224	American Medical Systems Holdings ●	4,318
97	AMN Healthcare Services, Inc. ●	877
40	Angiodynamics, Inc. ●	648
137	Bioscrip, Inc. ●	1,143
67	Catalyst Health Solutions ●	2,451
72	Centene Corp. ●	1,526
87	Conceptus, Inc. ●	1,640
205	Coventry Health Care, Inc. ●	4,975
69	CryoLife, Inc. ●	440
107	Eclipsys Corp. ●	1,973
35	Emergency Medical Services ●	1,892
56	Endologix, Inc. ●	294
574	Fleury S.A. ●	6,058
35	Genoptix, Inc. ●	1,234
38	Gentiva Health Services, Inc. ●	1,020
30	Haemonetics Corp. ●	1,659
537	Health Net, Inc. ●	12,495
510	HealthSouth Corp. ●	9,563
33	HMS Holdings Corp. ●	1,588
3	ICU Medical, Inc. ●	122
90	Immucor, Inc. ●	1,812
49	Invacare Corp.	1,218
70	inVentiv Health, Inc. ●	1,140
159	Inverness Medical Innovation, Inc. ●	6,603
23	Kensey Nash Corp. w/ Rights ●	599
180	Masimo Corp. ●.	5,488
86	MedAssets, Inc. ●	1,820
42	Meridian Bioscience, Inc.	901
75	NuVasive, Inc. ●	2,401
74	Odyssey HealthCare, Inc. ●	1,157
192	Owens & Minor, Inc.	8,243
69	Palomar Medical Technologies, Inc. ●	692
53	PharMerica Corp. ●	838
56	Providence Service Corp. ●	890
146	PSS World Medical, Inc. ●	3,300
35	Quality Systems	2,198
88	Quidel Corp. ●	1,216
35	Rehabcare Group, Inc. ●	1,052
50	Sirona Dental Systems, Inc. ●	1,597
84	STERIS Corp.	2,346
224	SXC Health Solutions Corp. ●	12,065
325	Team Health Holdings ●	4,553
52	Thoratec Corp. ●	1,401
449	Volcano Corp. ●.	7,800
39	Zoll Medical Corp. ●	1,052
		144,733
	Household & Personal Products — 2.0%
320	American Oriental Bioengineering, Inc. ●	1,489
103	Bare Escentuals, Inc. ●	1,256
19	Chattem, Inc. ●	1,732
56	China Sky One Medical, Inc. ●	1,281
The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Household & Personal Products — (continued)
44	Female Health Co. ●	$208
211	Herbalife Ltd.	8,557
211	Medifast, Inc. ●	6,438
91	Nu Skin Enterprises, Inc. Class A	2,438
20	Usana Health Sciences, Inc. ●	634
		24,033
	Insurance — 1.1%
106	Allied World Assurance Holdings Ltd.	4,899
209	Assured Guaranty Ltd.	4,557
5	Endurance Specialty Holdings Ltd.	170
31	FBL Financial Group Class A	573
24	RLI Corp.	1,294
37	Tower Group, Inc.	870
37	Validus Holdings Ltd.	997
		13,360
	Materials — 3.8%
28	Ashland, Inc.	1,102
14	Balchem Corp.	476
271	Boise, Inc. ●	1,438
31	Clearwater Paper Corp. ●	1,683
75	Cliff’s Natural Resources, Inc.	3,457
111	Eagle Materials, Inc.	2,882
10	Hawkins, Inc.	208
3,039	Huabao International Holdings Ltd.	3,268
168	Intrepid Potash, Inc. ●	4,892
56	Koppers Holdings, Inc.	1,694
20	Lubrizol Corp.	1,487
22	Newmarket Corp.	2,526
106	Omnova Solutions, Inc. ●	648
137	PolyOne Corp. ●	1,027
26	Rock Tenn Co. Class A	1,323
24	Schnitzer Steel Industries, Inc.	1,141
136	Scotts Miracle-Gro Co. Class A	5,362
115	Silgan Holdings, Inc.	6,679
29	Stepan Co.	1,893
117	W.R. Grace & Co. ●	2,963
97	Worthington Industries, Inc.	1,268
		47,417
	Media — 1.7%
207	DreamWorks Animation SKG, Inc. ●	8,280
536	Focus Media Holding Ltd. ADR ●	8,496
46	Interactive Data Corp.	1,166
121	Valassis Communications, Inc. ●	2,208
69	World Wrestling Entertainment, Inc.	1,061
		21,211
	Pharmaceuticals, Biotechnology & Life Sciences — 9.7%
142	Affymax, Inc. ●	3,523
29	Alexion Pharmaceuticals, Inc. ●	1,408
520	Alkermes, Inc. ●	4,894
171	Auxilium Pharmaceuticals, Inc. ●	5,124
52	Biomarin Pharmaceutical, Inc. ●	978
162	Bruker Corp. ●	1,951
216	Celera Corp. ●	1,489
75	Cepheid, Inc. ●	936
37	Charles River Laboratories International, Inc. ●	1,263
301	Cubist Pharmaceuticals, Inc. ●	5,705
181	Cytokinetics, Inc. ●	526
11	Dionex Corp. ●	849
186	Enzon, Inc. ●	1,963
175	eResearch Technology, Inc. ●	1,052
206	Exelixis, Inc. ●	1,517
61	Genomic Health, Inc. ●	1,193
85	Hi-Technology Pharmacal Co., Inc. ●	2,388
159	Human Genome Sciences, Inc. ●	4,857
375	Icon plc ADR ●	8,138
154	Impax Laboratories, Inc. ●	2,091
347	Incyte Corp. ●	3,165
134	Isis Pharmaceuticals, Inc. ●	1,486
58	ISTA Pharmaceuticals, Inc. ●	266
81	Kendle International, Inc. ●	1,484
217	King Pharmaceuticals, Inc. ●	2,658
156	KV Pharmaceutical Co. ●	571
109	Martek Biosciences Corp. ●	2,057
61	Medicines Co. ●	505
77	Medicis Pharmaceutical Corp. Class A	2,077
38	Medivation, Inc. ●	1,443
20	Millipore Corp. ●	1,434
176	Nektar Therapeutics ●	1,644
189	Onyx Pharmaceuticals, Inc. ●	5,543
176	OSI Pharmaceuticals, Inc. ●	5,455
498	PAREXEL International Corp. ●	7,027
335	PDL Biopharma, Inc.	2,299
43	Perrigo Co.	1,696
245	Questcor Pharmaceuticals ●	1,163
287	Regeneron Pharmaceuticals, Inc. ●	6,947
175	Salix Pharmaceuticals Ltd. ●	4,457
261	Sciclone Pharmaceuticals, Inc. ●	608
314	Seattle Genetics, Inc. ●	3,190
92	United Therapeutics Corp. ●	4,818
29	Valeant Pharmaceuticals International ●	921
111	Vertex Pharmaceuticals, Inc. ●	4,767
		119,526
	Real Estate — 0.7%
4	Alexander’s, Inc. ●	1,129
135	BR Malls Participacoes S.A. ●	1,672
222	Diamondrock Hospitality	1,883
37	Equity Lifestyle Properties, Inc.	1,881
42	LTC Properties, Inc.	1,125
21	PS Business Parks, Inc.	1,067
3	Tanger Factory Outlet Center	136
		8,893
	Retailing — 4.8%
107	99 Cents Only Stores ●	1,398
46	Aaron Rents, Inc.	1,269
192	Advance Automotive Parts, Inc.	7,760
39	Big 5 Sporting Goods Corp.	663
13	Blue Nile, Inc. ●	840
27	Books-A-Million, Inc.	180
67	Cato Corp.	1,341
87	Chico’s FAS, Inc. ●	1,217
29	Core-Mark Holding Co., Inc. ●	948
200	Dick’s Sporting Goods, Inc. ●	4,986
44	Dress Barn, Inc. ●	1,020
40	Gymboree Corp. ●	1,753
80	J. Crew Group, Inc. ●	3,559

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Retailing — (continued)
36	Jo-Ann Stores, Inc. ●	$1,316
—	Joseph A. Bank Clothiers, Inc. ●	14
117	Kirklands, Inc. ●	2,038
155	Lumber Liquidators, Inc. ●	4,154
369	Nutri/System, Inc.	11,499
166	Office Depot, Inc. ●	1,068
248	OfficeMax, Inc. ●	3,143
95	PetMed Express, Inc.	1,667
114	Sonic Automotive, Inc.	1,181
91	Stein Mart, Inc. ●	975
174	The Finish Line, Inc.	2,189
42	Tractor Supply Co. ●	2,200
86	Ulta Salon, Cosmetics & Fragrances, Inc. ●	1,570
		59,948
	Semiconductors & Semiconductor Equipment — 5.5%
187	Amkor Technology, Inc. ●	1,338
300	Atheros Communications, Inc. ●	10,282
91	Cavium Networks, Inc. ●	2,164
505	Cypress Semiconductor Corp. ●	5,334
82	FEI Co. ●	1,917
54	Hittite Microwave Corp. ●	2,182
113	Kopin Corp. ●	474
86	Microsemi Corp. ●	1,528
30	Netlogic Microsystems, Inc. ●	1,382
36	NVE Corp. ●	1,485
880	ON Semiconductor Corp. ●	7,751
22	Power Integrations, Inc.	784
1,848	RF Micro Devices, Inc. ●	8,813
21	Semtech Corp. ●	353
881	Skyworks Solutions, Inc. ●	12,508
111	Tessera Technologies, Inc. ●	2,581
1,148	TriQuint Semiconductor, Inc. ●	6,886
		67,762
	Software & Services — 11.5%
40	ACI Worldwide, Inc. ●	694
227	Acxiom Corp. ●	3,049
53	Advent Software, Inc. ●	2,172
141	Ariba, Inc. ●	1,764
339	Art Technology Group, Inc. ●	1,530
94	Blackbaud, Inc.	2,229
53	Blackboard, Inc. ●	2,411
39	Bottomline Technologies, Inc. ●	692
39	Broadridge Financial Solutions, Inc.	884
18	Commvault Systems, Inc. ●	436
119	Concur Technologies, Inc. ●	5,086
117	Convergys Corp. ●	1,257
47	CSG Systems International, Inc. ●	907
87	CyberSource Corp. ●	1,746
67	DealerTrack Holdings, Inc. ●	1,265
28	Double-Take Software, Inc. ●	282
128	Equinix, Inc. ●	13,628
63	Euronet Worldwide, Inc. ●	1,378
27	Exlservice Holdings, Inc. ●	489
35	Forrester Research, Inc. ●	921
151	Gartner, Inc. Class A ●	2,721
168	Global Cash Access, Inc. ●	1,257
51	GSI Commerce, Inc. ●	1,296
259	Informatica Corp. ●	6,697
99	j2 Global Communications, Inc. ●	2,022
127	Jack Henry & Associates, Inc.	2,929
55	JDA Software Group, Inc. ●	1,394
45	Lawson Software, Inc. ●	298
83	LivePerson, Inc. ●	580
62	Manhattan Associates, Inc. ●	1,490
15	MAXIMUS, Inc.	760
38	Mercadolibre, Inc. ●	1,983
12	MicroStrategy, Inc. ●	1,089
49	Net 1 UEPS Technologies, Inc. ●	949
280	Neustar, Inc. ●	6,444
100	North American Equity	917
87	Parametric Technology Corp. ●	1,427
67	Pegasystems, Inc.	2,266
23	Perficient, Inc. ●	190
28	Progress Software Corp. ●	805
372	Rackspace Hosting, Inc. ●	7,758
201	Red Hat, Inc. ●	6,207
213	S1 Corp. ●	1,386
84	Smith Micro Software, Inc. ●	768
80	Solera Holdings, Inc.	2,874
162	SonicWALL, Inc. ●	1,236
71	SuccessFactors, Inc. ●	1,170
34	Syntel, Inc.	1,306
65	Taleo Corp. Class A ●	1,527
113	TeleCommunication Systems, Inc. Class A ●	1,097
96	TeleTech Holdings, Inc. ●	1,931
259	Tibco Software, Inc. ●	2,491
548	TiVo, Inc. ●	5,579
73	Total System Services, Inc.	1,258
67	Tyler Corp. ●	1,332
45	Unisys Corp. ●	1,749
206	Valueclick, Inc. ●	2,083
65	Vasco Data Security International ●	408
170	Vistaprint N.V. ●	9,654
233	Vocus, Inc. ●	4,190
103	Websense, Inc. ●	1,802
114	Wright Express Corp. ●	3,620
		141,760
	Technology Hardware & Equipment — 7.2%
579	3Com Corp. ●	4,345
90	Acme Packet, Inc. ●	989
53	ADTRAN, Inc.	1,205
255	Arris Group, Inc. ●	2,913
144	Aruba Networks, Inc. ●	1,533
33	Avnet, Inc. ●	989
51	AVX Corp.	651
55	Benchmark Electronics, Inc. ●	1,049
54	Blue Coat Systems, Inc. ●	1,554
167	Brightpoint, Inc. ●	1,226
364	Celestica, Inc. ●	3,436
42	Cognex Corp.	751
34	CTS Corp.	331
66	Daktronics, Inc.	606
46	FLIR Systems, Inc. ●	1,520
184	Harmonic, Inc. ●	1,166
56	Intermec, Inc. ●	720
847	Jabil Circuit, Inc.	14,713
42	National Instruments Corp.	1,248
95	Netgear, Inc. ●	2,062

The accompanying notes are an integral part of these financial statements.

Hartford Small Company HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Technology Hardware & Equipment — (continued)
182	Novatel Wireless, Inc. ●		$1,452
40	Oplink Communications, Inc. ●		653
32	Osi Systems, Inc. ●		867
91	Plantronics, Inc.		2,371
183	Plexus Corp. ●		5,222
358	QLogic Corp. ●		6,752
316	Riverbed Technology, Inc. ●		7,266
766	Seagate Technology		13,927
95	STEC, Inc. ●		1,545
24	Stratasys, Inc. ●		417
48	Synaptics, Inc. ●		1,466
133	Trimble Navigation Ltd. ●		3,352
181	Vishay Intertechnology, Inc. ●		1,513
			89,810
	Telecommunication Services — 2.0%
94	Alaska Communication Systems Holdings, Inc.		748
247	Cincinnati Bell, Inc. ●		852
70	Consolidated Communications Holdings, Inc.		1,231
294	Frontier Communications Corp.		2,297
69	Iowa Telecommunications Services, Inc.		1,153
66	Neutral Tandem, Inc. ●		1,495
68	NTELOS Holdings Corp.		1,210
378	PAETEC Holding Corp. ●		1,568
293	SBA Communications Corp. ●		10,000
70	Syniverse Holdings, Inc. ●		1,225
87	TW Telecom, Inc. ●		1,492
70	USA Mobility, Inc.		769
			24,040
	Transportation — 3.3%
206	Avis Budget Group, Inc. ●		2,700
358	Continental Airlines, Inc. ●		6,423
87	Copa Holdings S.A. Class A.		4,726
28	Genesee & Wyoming, Inc. Class A ●		898
227	Hawaiian Holdings, Inc. ●		1,590
237	J.B. Hunt Transport Services, Inc.		7,662
449	Localiza Rent a Car S.A.		4,978
352	Tam S.A. ●		7,831
928	US Airways Group, Inc. ●		4,493
			41,301
	Utilities — 0.3%
74	CenterPoint Energy, Inc.		1,080
53	New Jersey Resources Corp.		1,980
			3,060
	Total common stocks
	(cost $1,015,784)		$1,198,278
	Total long-term investments
	(cost $1,015,784)		$1,198,278
SHORT-TERM INVESTMENTS — 1.6%
	Repurchase Agreements — 1.6%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $5,200, collateralized by
	U.S. Treasury Bond 5.38%, 2031,
	value of $5,291)
$ 5,200	0.000%, 12/31/2009		$5,200
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $1,499, collateralized by
	FHLMC 4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $ 1,529)
$ 1,499	0.005%, 12/31/2009		1,499
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $2,766, collateralized by
	FNMA 5.00% — 7.00%, 2022 — 2040,
	value of $2,821)
2,766	0.010%, 12/31/2009		2,766
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $1,084, collateralized by
	FHLMC 4.00% — 8.00%, 2010 — 2039, FNMA
	3.50% — 8.00%, 2013 — 2049, value of $ 1,111)
1,084	0.010%, 12/31/2009		1,084
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $4,382, collateralized by
	U.S. Treasury Bill 2.75%, 2010, U.S. Treasury
	Bond 7.63%, 2022, value of $4,470)
4,382	0.000%, 12/31/2009		4,382
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $12,
	collateralized by U.S. Treasury Note 1.50%,
	2013, value of $12)
12	0.001%, 12/31/2009		12
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 01/04/2010 in the amount
	of $3,467, collateralized by U.S. Treasury
	Note 1.50%, 2013, value of $3,542)
3,467	0.000%, 12/31/2009		3,467
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $1,025, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $1,046)
1,025	0.010%, 12/31/2009		1,025
			19,435
	U.S. Treasury Bills — 0.0%
395	0.011%, 1/14/2010 ☐○		395
485	0.074%, 4/15/2010 ☐○		485
	Total short-term investments
	(cost $20,315)		$20,315
	Total investments
	(cost $1,036,099) ▲	98.7%	$1,218,593
	Other assets and liabilities	1.3%	15,915
	Total net assets	100%	$1,234,508

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.8% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $1,057,730 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$201,231
Unrealized Depreciation	(40,368)
Net Unrealized Appreciation	$160,863

●	Currently non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☐	Security pledged as initial margin deposit for open futures contracts at December 31, 2009.

Futures Contracts Outstanding at December 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts *	Position	Month	(Depreciation)
Russell 2000 Mini	206	Long	Mar 2010	$408

* The number of contracts does not omit 000’s.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$1,198,278	$1,186,134	$12,144	$—
Short-Term Investments	20,315	—	20,315	—
Total	$1,218,593	$1,186,134	$32,459	$—
Other Financial Instruments *	$408	$408	$—	$—
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 98.9%
	Automobiles & Components — 0.5%
241	Amerigon, Inc. ●	$1,916
4	China Automotive Systems, Inc. ●	82
14	Cooper Tire & Rubber Co.	272
5	Drew Industries ●	95
11	Standard Motor Products	91
6	TRW Automotive Holdings Corp. ●	148
3	Wabco Holdings, Inc.	82
		2,686
	Banks — 2.1%
89	Columbia Banking Systems, Inc.	1,432
94	Danvers Bancorp, Inc.	1,216
135	Flushing Financial Corp.	1,517
8	Nara Bancorp, Inc.	94
278	National Penn Bancshares, Inc.	1,609
123	Ocwen Financial Corp. ●	1,177
73	Signature Bank ●	2,323
45	Southside Bancshares, Inc.	881
395	Western Alliance Bancorp ●	1,495
		11,744
	Capital Goods — 8.5%
64	A.O. Smith Corp.	2,781
46	Aaon, Inc.	896
76	Acuity Brands, Inc.	2,723
30	Advanced Battery Technologies, Inc. ●	122
5	Altra Holdings, Inc. ●	57
3	American Superconductor Corp. ●	110
5	Apogee Enterprises	74
114	Applied Signal Technology	2,195
2	Armstrong World Industries, Inc. ●	91
4	AZZ, Inc. ●	144
8	Beacon Roofing Supply, Inc. ●	120
108	Belden, Inc.	2,361
5	Carlisle Cos., Inc.	184
114	Ceradyne, Inc. ●	2,184
137	Chart Industries, Inc. ●	2,271
6	China Fire & Security Group ●	85
4	Cubic Corp.	165
111	DynCorp International, Inc. ●	1,587
7	EMCOR Group, Inc. ●	182
4	Energy Recovery, Inc. ●	29
110	Esterline Technologies Corp. ●	4,464
15	Gencorp, Inc. ●	107
260	GrafTech International Ltd. ●	4,049
218	GT Solar International, Inc. ●	1,211
6	Harbin Electric, Inc. ●	116
3	Heico Corp.	123
7	Hexcel Corp. ●	88
2	Hubbell, Inc. Class B	111
3	IDEX Corp.	102
3	II-VI, Inc. ●	96
24	Joy Global, Inc.	1,248
2	Kaman Corp.	36
59	Lennox International, Inc.	2,296
26	Lindsay Corp.	1,052
9	MasTec, Inc. ●	111
1	Michael Baker Corp. ●	53
2	Middleby Corp. ●	121
84	Moog, Inc. Class A ●	2,467
3	Nordson Corp.	167
13	Orbital Sciences Corp. ●	198
5	Orion Marine Group, Inc. ●	108
6	Owens Corning, Inc. ●	143
68	Polypore International, Inc. ●	811
72	Powell Industries, Inc. ●	2,283
3	Quanex Building Products Corp.	49
5	Simpson Manufacturing Co., Inc.	139
2	Sterling Construction Co., Inc. ●	29
76	Teledyne Technologies, Inc. ●	2,925
3	Toro Co.	132
55	TransDigm Group, Inc.	2,598
3	Watsco, Inc.	137
4	Woodward Governor Co.	108
		46,039
	Commercial & Professional Services — 4.2%
5	Acacia Research Corp. ●	45
7	American Reprographics Co. LLC ●	50
280	APAC TeleServices, Inc. ●	1,670
2	ATC Technology Corp. ●	51
77	Brink’s Co.	1,869
48	Consolidated Graphics, Inc. ●	1,692
4	Corporate Executive Board Co.	93
2	CoStar Group, Inc. ●	78
102	Deluxe Corp.	1,507
—	Healthcare Services Group, Inc.	10
16	Herman Miller, Inc.	262
8	HNI Corp.	211
3	Interface, Inc.	27
118	Knoll, Inc.	1,223
45	Manpower, Inc.	2,446
2	Rollins, Inc.	46
183	Sykes Enterprises, Inc. ●	4,650
5	Tetra Tech, Inc. ●	129
—	VSE Corp.	11
147	Watson Wyatt Worldwide, Inc. ●	6,992
		23,062
	Consumer Durables & Apparel — 3.5%
161	Carter’s, Inc. ●	4,234
1	Deckers Outdoor Corp. ●	89
6	Fossil, Inc. ●	214
126	Iconix Brand Group, Inc. ●	1,589
219	Liz Claiborne, Inc. ●	1,231
5	Lululemon Athletica, Inc. ●	138
2	Maidenform Brands, Inc. ●	41
5	Oxford Industries, Inc.	105
3	Polaris Industries, Inc.	131
21	Smith & Wesson Holding Corp. ●	87
3	Steven Madden Ltd. ●	136
12	Sturm Ruger & Co., Inc.	116
7	Tempur-Pedic International, Inc. ●	157
5	Timberland Co. Class A ●	90
168	True Religion Apparel, Inc. ●	3,112

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Consumer Durables & Apparel — (continued)
109	Tupperware Brands Corp.	$5,081
4	Under Armour, Inc. Class A ●	115
1	Unifirst Corp.	36
4	Volcom, Inc. ●	63
47	Warnaco Group, Inc. ●	1,976
7	Wolverine World Wide, Inc.	186
		18,927
	Consumer Services — 3.0%
128	Bally Technologies, Inc. ●	5,292
6	Bridgepoint Education, Inc. ●	97
2	Capella Education Co. ●	171
73	Cheesecake Factory, Inc. ●	1,584
11	Corinthian Colleges, Inc. ●	155
52	ITT Educational Services, Inc. ●	4,982
6	Lincoln Educational Services Corp. ●	135
1	Matthews International Corp. Class A	45
103	P. F. Chang’s China Bistro, Inc. ●	3,916
6	Shuffle Master, Inc. ●	49
3	Universal Technical Institute, Inc. ●	51
		16,477
	Diversified Financials — 1.7%
7	Advance America Cash Advance Centers, Inc.	39
3	Dollar Financial Corp. ●	70
118	Ezcorp, Inc. ●	2,024
3	Federated Investors, Inc.	91
7	First Cash Financial Services, Inc. ●	154
231	GFI Group, Inc.	1,057
3	Investment Technology Group, Inc. ●	49
6	Knight Capital Group, Inc. ●	88
2	Life Partners Holdings, Inc.	40
247	MF Global Ltd. ●	1,713
13	optionsXpress Holdings, Inc.	199
69	Stifel Financial ●	4,082
2	TradeStation Group, Inc. ●	13
		9,619
	Energy — 4.9%
99	Arena Resources, Inc. ●	4,269
3	Atlas Energy, Inc.	100
12	Cal Dive International, Inc. ●	92
3	Carbo Ceramics, Inc.	189
358	Complete Production Services, Inc. ●	4,654
15	CVR Energy, Inc. ●	106
3	Dresser-Rand Group, Inc. ●	102
3	Dril-Quip, Inc. ●	160
6	Frontier Oil Corp.	75
3	Geokinetics, Inc. ●	30
5	James River Coal Co. ●	95
2	Lufkin Industries, Inc.	176
8	Matrix Service Co. ●	87
307	McMoRan Exploration Co. ●	2,464
2	Natural Gas Services Group ●	44
2	Oceaneering International, Inc. ●	96
26	Overseas Shipholding Group, Inc.	1,121
412	Rosetta Resources, Inc. ●	8,210
4	Rowan Companies, Inc.	79
53	St. Mary Land & Exploration Co.	1,815
10	Tesoro Corp.	132
9	TETRA Technologies, Inc. ●	96
141	Union Drilling, Inc. ●	878
331	Vaalco Energy, Inc.	1,504
10	Willbros Group, Inc. ●	173
9	World Fuel Services Corp.	240
		26,987
	Food & Staples Retailing — 0.5%
83	BJ’s Wholesale Club, Inc. ●	2,702
5	Casey’s General Stores, Inc.	148
5	United Natural Foods, Inc. ●	146
		2,996
	Food, Beverage & Tobacco — 1.2%
3	American Italian Pasta Co. ●	91
2	Boston Beer Co., Inc. Class A ●	99
391	Darling International, Inc. ●	3,277
3	Diamond Foods, Inc.	116
2	J&J Snack Foods Corp.	82
3	Lancaster Colony Corp.	143
2	Sanderson Farms, Inc.	81
165	Zhongpin, Inc. ●	2,583
		6,472
	Health Care Equipment & Services — 10.9%
3	Abaxis, Inc. ●	86
16	Align Technology, Inc. ●	286
3	Amedisys, Inc. ●	131
192	American Medical Systems Holdings ●	3,704
8	AMN Healthcare Services, Inc. ●	70
248	Angiodynamics, Inc. ●	3,988
34	Beckman Coulter, Inc.	2,218
11	Bioscrip, Inc. ●	92
5	Catalyst Health Solutions ●	196
6	Centene Corp. ●	122
39	Community Health Systems, Inc. ●	1,402
7	Conceptus, Inc. ●	132
151	Corvel Corp. ●	5,051
6	CryoLife, Inc. ●	35
268	Cyberonics, Inc. ●	5,476
294	Dexcom, Inc. ●	2,375
135	Eclipsys Corp. ●	2,498
3	Emergency Medical Services ●	151
4	Endologix, Inc. ●	24
3	Genoptix, Inc. ●	99
3	Gentiva Health Services, Inc. ●	82
2	Haemonetics Corp. ●	131
73	Hanger Orthopedic Group, Inc. ●	1,007
184	HealthSouth Corp. ●	3,463
319	Healthspring, Inc. ●	5,614
3	HMS Holdings Corp. ●	128
—	ICU Medical, Inc. ●	9
7	Immucor, Inc. ●	143
4	Invacare Corp.	98
6	inVentiv Health, Inc. ●	92

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Health Care Equipment & Services — (continued)
2	Kensey Nash Corp. ●	$48
103	LifePoint Hospitals, Inc. ●	3,352
133	Masimo Corp. ●	4,033
7	MedAssets, Inc. ●	145
4	Meridian Bioscience, Inc.	83
6	NuVasive, Inc. ●	195
6	Odyssey HealthCare, Inc. ●	94
119	Orthofix International N.V. ●	3,688
2	Owens & Minor, Inc.	93
5	Palomar Medical Technologies, Inc. ●	55
4	PharMerica Corp. ●	67
4	Providence Service Corp. ●	70
12	PSS World Medical, Inc. ●	266
3	Quality Systems	174
7	Quidel Corp. ●	97
3	Rehabcare Group, Inc. ●	85
4	Sirona Dental Systems, Inc. ●	128
7	STERIS Corp.	188
130	Symmetry Medical, Inc. ●	1,051
4	Thoratec Corp. ●	112
57	Triple-S Management Corp., Class B ●	1,000
62	U.S. Physical Therapy, Inc. ●	1,043
67	Volcano Corp. ●	1,168
153	Zoll Medical Corp. ●	4,090
		60,228
	Household & Personal Products — 1.9%
26	American Oriental Bioengineering, Inc. ●	119
259	Bare Escentuals, Inc. ●	3,165
2	Chattem, Inc. ●	141
5	China Sky One Medical, Inc. ●	105
3	Female Health Co. ●	16
4	Herbalife Ltd.	155
5	Medifast, Inc. ●	160
248	Nu Skin Enterprises, Inc. Class A	6,675
2	Usana Health Sciences, Inc. ●	52
		10,588
	Insurance — 2.1%
115	Allied World Assurance Holdings Ltd.	5,280
205	Amerisafe, Inc. ●	3,677
51	Axis Capital Holdings Ltd.	1,437
—	Endurance Specialty Holdings Ltd.	14
3	FBL Financial Group Class A	46
25	Platinum Underwriters Holdings Ltd.	950
2	RLI Corp.	106
3	Tower Group, Inc.	68
3	Validus Holdings Ltd.	80
		11,658
	Materials — 1.9%
2	Ashland, Inc.	87
1	Balchem Corp.	38
22	Boise, Inc. ●	115
2	Clearwater Paper Corp. ●	136
1	Hawkins, Inc.	17
4	Koppers Holdings, Inc.	134
2	Lubrizol Corp.	120
2	Newmarket Corp.	203
9	Omnova Solutions, Inc. ●	52
12	PolyOne Corp. ●	87
44	Rock Tenn Co. Class A	2,237
2	Schnitzer Steel Industries, Inc.	92
120	Silgan Holdings, Inc.	6,917
2	Stepan Co.	161
9	W.R. Grace & Co. ●	237
8	Worthington Industries, Inc.	101
		10,734
	Media — 1.4%
250	Arbitron, Inc.	5,864
4	Interactive Data Corp.	94
268	LodgeNet Interactive Corp. ●	1,484
10	Valassis Communications, Inc. ●	174
6	World Wrestling Entertainment, Inc.	86
		7,702
	Pharmaceuticals, Biotechnology & Life Sciences — 12.6%
2	Alexion Pharmaceuticals, Inc. ●	114
423	Alkermes, Inc. ●	3,978
512	Arena Pharmaceuticals, Inc. ●	1,819
4	Biomarin Pharmaceutical, Inc. ●	78
24	Bio-Rad Laboratories, Inc. Class A ●	2,305
147	Bruker Corp. ●	1,773
229	Cadence Pharmaceuticals, Inc. ●	2,218
351	Celera Corp. ●	2,424
32	Celldex Therapeutics, Inc. ●	148
210	Cepheid, Inc. ●	2,617
3	Charles River Laboratories International, Inc. ●	102
310	Cubist Pharmaceuticals, Inc. ●	5,884
90	Cypress Bioscience ●	516
789	Cytokinetics, Inc. ●	2,296
1	Dionex Corp. ●	69
15	Enzon, Inc. ●	153
14	eResearch Technology, Inc. ●	85
17	Exelixis, Inc. ●	122
5	Genomic Health, Inc. ●	96
6	Hi-Technology Pharmacal Co., Inc. ●	181
13	Human Genome Sciences, Inc. ●	402
12	Impax Laboratories, Inc. ●	168
268	Inspire Pharmaceuticals, Inc. ●	1,477
11	Isis Pharmaceuticals, Inc. ●	118
5	ISTA Pharmaceuticals, Inc. ●	21
7	Kendle International, Inc. ●	120
12	KV Pharmaceutical Co. ●	46
9	Martek Biosciences Corp. ●	165
314	Medicines Co. ●	2,618
6	Medicis Pharmaceutical Corp. Class A	164
3	Medivation, Inc. ●	118
2	Millipore Corp. ●	114
14	Nektar Therapeutics ●	129
128	Onyx Pharmaceuticals, Inc. ●	3,765
94	OSI Pharmaceuticals, Inc. ●	2,913
116	PAREXEL International Corp. ●	1,642
27	PDL Biopharma, Inc.	184

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Pharmaceuticals, Biotechnology & Life
	Sciences — (continued)
3	Perrigo Co.	$136
132	Pharmasset, Inc. ●	2,734
20	Questcor Pharmaceuticals ●	93
261	Regeneron Pharmaceuticals, Inc. ●	6,306
268	Rigel Pharmaceuticals, Inc. ●	2,550
302	Salix Pharmaceuticals Ltd. ●	7,683
20	Sciclone Pharmaceuticals, Inc. ●	47
459	Seattle Genetics, Inc. ●	4,666
2	Valeant Pharmaceuticals International ●	73
57	Watson Pharmaceuticals, Inc. ●	2,274
90	Xenoport, Inc. ●	1,678
		69,382
	Real Estate — 0.7%
—	Alexander’s, Inc. ●	91
45	American Capital Agency Corp.	1,189
183	Anworth Mortgage Asset Corp.	1,280
3	Equity Lifestyle Properties, Inc.	150
3	LTC Properties, Inc.	87
152	MFA Mortgage Investments, Inc.	1,117
2	PS Business Parks, Inc.	79
—	Tanger Factory Outlet Center	11
		4,004
	Retailing — 5.7%
9	99 Cents Only Stores ●	112
4	Aaron Rents, Inc.	101
3	Big 5 Sporting Goods Corp.	53
164	Big Lots, Inc. ●	4,759
1	Blue Nile, Inc. ●	66
2	Books-A-Million, Inc.	14
5	Cato Corp.	110
7	Chico’s FAS, Inc. ●	97
95	Citi Trends, Inc. ●	2,627
3	Core-Mark Holding Co., Inc. ●	83
4	Dress Barn, Inc. ●	87
93	Gymboree Corp. ●	4,039
6	J. Crew Group, Inc. ●	285
3	Jo-Ann Stores, Inc. ●	106
72	Joseph A. Bank Clothiers, Inc. ●	3,039
10	Kirklands, Inc. ●	170
6	Lumber Liquidators, Inc. ●	152
40	Netflix, Inc. ●	2,195
142	Nutri/System, Inc.	4,430
13	Office Depot, Inc. ●	85
182	Overstock.com, Inc. ●	2,467
8	PetMed Express, Inc.	133
122	Shutterfly, Inc. ●	2,171
9	Sonic Automotive, Inc.	94
7	Stein Mart, Inc. ●	79
14	The Finish Line, Inc.	175
3	Tractor Supply Co. ●	175
7	Ulta Salon, Cosmetics & Fragrances, Inc. ●	126
503	Wet Seal, Inc. Class A ●	1,735
106	Zumiez, Inc. ●	1,353
		31,118
	Semiconductors & Semiconductor Equipment — 4.8%
15	Amkor Technology, Inc. ●	107
128	Atheros Communications, Inc. ●	4,394
7	FEI Co. ●	161
4	Hittite Microwave Corp. ●	172
9	Kopin Corp. ●	38
7	Microsemi Corp. ●	123
256	MIPS Technologies, Inc. Class A ●	1,117
2	Netlogic Microsystems, Inc. ●	110
3	NVE Corp. ●	117
361	ON Semiconductor Corp. ●	3,183
300	PMC — Sierra, Inc. ●	2,595
2	Power Integrations, Inc.	64
880	RF Micro Devices, Inc. ●	4,195
2	Semtech Corp. ●	28
566	Skyworks Solutions, Inc. ●	8,036
73	Tessera Technologies, Inc. ●	1,708
		26,148
	Software & Services — 15.5%
3	ACI Worldwide, Inc. ●	56
18	Acxiom Corp. ●	246
4	Advent Software, Inc. ●	160
124	ArcSight, Inc. ●	3,182
11	Ariba, Inc. ●	139
479	Art Technology Group, Inc. ●	2,160
139	AsiaInfo Holdings, Inc. ●	4,220
8	Blackbaud, Inc.	177
4	Blackboard, Inc. ●	193
3	Bottomline Technologies, Inc. ●	56
3	Broadridge Financial Solutions, Inc.	68
160	Commvault Systems, Inc. ●	3,787
2	Concur Technologies, Inc. ●	98
128	Constant Contact, Inc. ●	2,053
9	Convergys Corp. ●	100
186	CSG Systems International, Inc. ●	3,542
7	CyberSource Corp. ●	139
5	DealerTrack Holdings, Inc. ●	99
2	Double-Take Software, Inc. ●	23
211	Earthlink, Inc.	1,757
5	Euronet Worldwide, Inc. ●	113
2	Exlservice Holdings, Inc. ●	39
3	Forrester Research, Inc. ●	79
12	Gartner, Inc. Class A ●	213
14	Global Cash Access, Inc. ●	101
4	GSI Commerce, Inc. ●	104
223	Informatica Corp. ●	5,758
182	j2 Global Communications, Inc. ●	3,709
10	Jack Henry & Associates, Inc.	235
115	JDA Software Group, Inc. ●	2,918
3	Lawson Software, Inc. ●	23
7	LivePerson, Inc. ●	47
5	Manhattan Associates, Inc. ●	118
1	MAXIMUS, Inc.	62
91	Mercadolibre, Inc. ●	4,727
1	MicroStrategy, Inc. ●	87
158	Net 1 UEPS Technologies, Inc. ●	3,074
9	North American Equity	78
160	Parametric Technology Corp. ●	2,612

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Growth HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Software & Services — (continued)
5	Pegasystems, Inc.	$167
2	Perficient, Inc. ●	15
2	Progress Software Corp. ●	65
109	Quest Software, Inc. ●	1,996
174	Rackspace Hosting, Inc. ●	3,629
77	Red Hat, Inc. ●	2,382
66	RightNow Technologies, Inc. ●	1,153
18	S1 Corp. ●	115
527	Sapient Corp. ●	4,357
6	Smith Micro Software, Inc. ●	55
46	Sohu.com, Inc. ●	2,606
124	Solera Holdings, Inc.	4,452
13	SonicWALL, Inc. ●	99
6	SuccessFactors, Inc. ●	93
3	Syntel, Inc.	105
5	Taleo Corp. Class A ●	123
188	TeleCommunication Systems, Inc. Class A ●	1,818
8	TeleTech Holdings, Inc. ●	154
344	Tibco Software, Inc. ●	3,313
187	TiVo, Inc. ●	1,902
6	Total System Services, Inc.	100
5	Tyler Corp. ●	107
4	Unisys Corp. ●	139
402	United Online, Inc.	2,892
16	Valueclick, Inc. ●	163
5	Vasco Data Security International ●	33
116	VeriFone Holdings, Inc. ●	1,892
8	Websense, Inc. ●	144
135	Wright Express Corp. ●	4,299
		84,720
	Technology Hardware & Equipment — 5.6%
47	3Com Corp. ●	353
7	Acme Packet, Inc. ●	78
4	ADTRAN, Inc.	97
142	Arris Group, Inc. ●	1,624
12	Aruba Networks, Inc. ●	124
3	Avnet, Inc. ●	78
4	AVX Corp.	52
185	Benchmark Electronics, Inc. ●	3,491
4	Blue Coat Systems, Inc. ●	125
13	Brightpoint, Inc. ●	97
3	Cognex Corp.	60
3	CTS Corp.	27
5	Daktronics, Inc.	49
4	FLIR Systems, Inc. ●	121
15	Harmonic, Inc. ●	94
76	Interdigital, Inc. ●	2,006
5	Intermec, Inc. ●	58
99	Multi-Fineline Electronix, Inc. ●	2,800
3	National Instruments Corp.	100
238	Netezza Corp. ●	2,304
8	Netgear, Inc. ●	166
103	Novatel Wireless, Inc. ●	819
3	Oplink Communications, Inc. ●	52
3	Osi Systems, Inc. ●	69
129	Plantronics, Inc.	3,354
113	Polycom, Inc. ●	2,817
199	QLogic Corp. ●	3,753
241	Riverbed Technology, Inc. ●	5,525
8	STEC, Inc. ●	130
2	Stratasys, Inc. ●	33
4	Synaptics, Inc. ●	119
15	Vishay Intertechnology, Inc. ●	122
		30,697
	Telecommunication Services — 2.5%
75	AboveNet, Inc. ●	4,904
8	Alaska Communication Systems Holdings, Inc.	60
107	Atlantic Tele-Network, Inc.	5,908
19	Cincinnati Bell, Inc. ●	65
6	Consolidated Communications Holdings, Inc.	98
24	Frontier Communications Corp.	187
6	Iowa Telecommunications Services, Inc.	94
5	Neutral Tandem, Inc. ●	120
49	NTELOS Holdings Corp.	870
30	PAETEC Holding Corp. ●	125
79	Syniverse Holdings, Inc. ●	1,375
7	TW Telecom, Inc. ●	120
6	USA Mobility, Inc.	62
		13,988
	Transportation — 2.3%
17	Avis Budget Group, Inc. ●	225
2	Genesee & Wyoming, Inc. Class A ●	73
18	Hawaiian Holdings, Inc. ●	125
127	Hub Group, Inc. ●	3,410
55	Knight Transportation, Inc.	1,051
81	Marten Transport Ltd. ●	1,456
61	Old Dominion Freight Line, Inc. ●	1,876
65	Saia, Inc. ●	957
174	Werner Enterprises, Inc.	3,447
		12,620
	Utilities — 0.9%
6	CenterPoint Energy, Inc.	86
161	China Natural Gas ●	1,786
4	New Jersey Resources Corp.	154
78	UniSource Energy Corp.	2,495
		4,521
	Total common stocks
	(cost $480,800)	$543,117
	Total long-term investments
	(cost $480,800)	$543,117

SHORT-TERM INVESTMENTS — 1.0%
	Repurchase Agreements — 0.9%
	BNP Paribas Securities Corp. Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $423,
	collateralized by U.S. Treasury Bond 5.38%,
	2031, value of $431)
$423	0.000%, 12/31/2009	$423

The accompanying notes are an integral part of these financial statements.

			Market
Shares or Principal Amount			Value Ì
SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $970, collateralized by FHLMC
	4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $990)
$970	0.005%, 12/31/2009		$970
	Deutsche Bank Securities TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $1,790, collateralized by FNMA
	5.00% — 7.00%, 2022 — 2040, value of $1,825)
1,790	0.010%, 12/31/2009		1,790
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $701, collateralized by FHLMC
	4.00% — 8.00%, 2010 — 2039, FNMA
	3.50% — 8.00%, 2013 — 2049, value of $719)
701	0.010%, 12/31/2009		701
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $357, collateralized by
	U.S. Treasury Bill 2.75%, 2010, U.S. Treasury
	Bond 7.63%, 2022, value of $364)
357	0.000%, 12/31/2009		357
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $8,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $8)
8	0.001%, 12/31/2009		8
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $282,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $288)
282	0.000%, 12/31/2009		282
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $663, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $677)
663	0.010%, 12/31/2009		663
			5,194
	U.S. Treasury Bills — 0.1%
85	0.065%, 1/14/2010 ☐○		85
	Total short-term investments
	(cost $5,279)		$5,279
	Total investments
	(cost $486,079) ▲	99.9%	$548,396
	Other assets and liabilities	0.1%	726
	Total net assets.	100.0%	$549,122
Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 1.8% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $489,103 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$109,690
Unrealized Depreciation	(50,397)
Net Unrealized Appreciation	$59,293

●	Currently non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☐	Security pledged as initial margin deposit for open futures contracts at December 31, 2009.

Futures Contracts Outstanding at December 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts *	Position	Month	(Depreciation)
Russell 2000 Mini	$17	Long	Mar 2010	$40

*	The number of contracts does not omit 000’s.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$543,117	$543,117	$—	$—
Short-Term Investments	5,279	—	5,279	—
Total	$548,396	$543,117	$5,279	$—
Other Financial Instruments *	$40	$40	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 98.6%
	Automobiles & Components — 0.8%
6	Modine Manufacturing Co.	$66
11	Spartan Motors, Inc.	61
5	Standard Motor Products.	38
1	Stoneridge, Inc. ●	12
1	Superior Industries International	12
1	Tenneco Automotive, Inc. ●	27
13	Thor Industries, Inc.	408
		624
	Banks — 6.4%
1	Alliance Financial Corp.	16
—	Ames National Corp.	4
2	Arrow Financial Corp.	43
—	Astoria Financial Corp.	3
4	Banco Latinoamericano de Exportaciones S.A. ADR
	Class E	55
1	Bank of Marin Bancorp	21
2	Bank of the Ozarks, Inc.	57
3	Bankfinancial Corp.	30
—	Bridge Bancorp, Inc.	4
—	Brooklyn Federal Bancorp, Inc.	3
1	Bryn Mawr Bank Corp.	17
2	Camden National Corp.	56
67	Cathay General Bancorp	506
1	Century Bancorp, Inc.	13
2	Chemical Financial Corp.	45
1	Citizens & Northern Corp.	12
—	Citizens Holdings Co.	2
39	Citizens Republic Bancorp, Inc. ●	27
2	City Holding Co.	68
1	Clifton Savings Bancorp, Inc.	8
—	CNB Financial Corp.	6
1	Community Bank System, Inc.	10
—	Community Trust Bancorp, Inc.	10
61	CVB Financial Corp.	525
4	Dime Community Bancshares	47
4	East West Bancorp, Inc.	69
—	ESB Financial Corp.	3
—	Farmers Capital Bank Corp.	3
—	Financial Institutions	3
3	First Bancorp North Carolina	44
1	First Bancorp, Inc.	19
—	First Community Bancshares	5
1	First Defiance Financial Corp.	6
—	First Financial Bankshares, Inc.	11
1	First Financial Holdings	15
5	First Financial Northwest	36
1	First Long Island Corp.	13
7	FirstMerit Corp.	133
10	Flagstar Bancorp, Inc. ●	6
6	Flushing Financial Corp.	72
14	FNB Corp.	93
4	Fox Chase Bancorp, Inc. ●	37
—	German American Bancorp, Inc.	6
2	Great Southern Bancorp, Inc.	44
1	Hancock Holding Co.	44
—	Home Bancorp, Inc. ●	2
1	Home Bancshares, Inc.	26
—	Iberiabank Corp.	11
36	International Bancshares Corp.	678
3	Investors Bancorp, Inc. ●	34
4	Kearny Financial Corp.	39
3	Lakeland Bancorp, Inc.	17
1	Lakeland Financial Corp.	21
5	MB Financial, Inc.	92
—	Merchants Bancshares	7
—	NASB Financial, Inc.	7
1	National Bankshares, Inc.	26
8	National Penn Bancshares, Inc.	49
3	NBT Bancorp	66
2	Newalliance Bancs	19
2	Northfield Bancorp, Inc.	27
3	Oceanfirst Financial Corp.	35
1	Ocwen Financial Corp. ●	11
—	Ohio Valley Banccorp	3
—	Old National Bankcorp	3
5	Oriental Financial Group, Inc.	59
—	Orrstown Financial Services, Inc.	8
14	Pacific Capital Bancorp	13
—	Park National Corp.	21
1	Peapack-Gladstone Financial	9
2	Peoples Bancorp, Inc.	16
—	Porter Bancorp, Inc.	5
1	Prosperity Bancshares, Inc.	56
3	Provident Financial Services, Inc.	30
3	Renasant Corp.	42
3	Republic Bancorp, Inc.	56
—	Rockville Financial, Inc.	3
2	S&T Bancorp, Inc.	40
—	S.Y. Bancorp, Inc.	2
3	Santander Bancorp ●	38
1	SCBT Financial Corp.	25
3	Southside Bancshares, Inc.	55
—	State Bancorp, Inc.	1
2	Sterling Bancorp NY	16
7	Sterling Bancshares, Inc.	37
10	Suffolk Bancorp	288
2	SVB Financial Group ●	95
2	Towne Bank	26
2	Trustco Bank Corp.	10
3	Trustmark Corp.	72
2	UMB Financial Corp.	96
—	Umpqua Holdings Corp.	4
2	United Bankshares, Inc.	44
11	United Community Banks, Inc. ●	38
—	United Financial Bancorp, Inc.	5
8	Webster Financial Corp.	92
39	Zion Bancorp	494
		5,219
	Capital Goods — 10.2%
—	AAR Corp. ●	4
1	Aircastle Ltd.	11
1	Albany International Corp. Class A	20
—	Altra Holdings, Inc. ●	4
3	American Rail Car Industries, Inc.	37
—	Ameron International Corp.	9
14	AMETEK, Inc.	516
6	Apogee Enterprises	77
1	Arfon, Inc. ●	22
2	Baldor Electric Co.	49

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Capital Goods — (continued)
3	Barnes Group, Inc.	$50
4	Beacon Roofing Supply, Inc. ●	64
1	Belden, Inc.	18
2	Brady Corp. Class A	56
6	Ceradyne, Inc. ●	123
1	Chart Industries, Inc. ●	16
2	CIRCOR International, Inc.	57
28	Clarcor, Inc.	918
3	Colfax Corp. ●	40
—	Columbus McKinnon Corp. ●	6
8	Comfort Systems USA, Inc.	104
2	Ducommun, Inc.	43
15	Dycom Industries, Inc. ●	122
5	DynCorp International, Inc. ●	77
1	Encore Wire Corp.	22
7	EnerSys ●	149
6	Enpro Industries, Inc. ●	156
2	Flow International Corp. ●	6
—	Franklin Electric Co., Inc.	5
21	Graco, Inc.	600
11	GrafTech International Ltd. ●	172
—	Graham Corp.	4
3	Greenbrier Cos.	32
3	H & E Equipment Services, Inc. ●	34
31	Hexcel Corp. ●	396
26	Huttig Building Products, Inc. Ù●	19
3	Interline Brands, Inc. ●	53
1	John Bean Technologies Corp.	16
3	Kadant, Inc. ●	49
1	L.B. Foster Co. Class A ●	24
—	Layne Christensen Co. ●	8
25	Lincoln Electric Holdings, Inc.	1,318
3	Mueller Industries, Inc.	83
13	Mueller Water Products, Inc.	69
—	Nacco Industries, Inc. Class A	9
1	Nordson Corp.	43
50	Pike Electric Corp. ●	464
5	Robbins & Myers, Inc.	109
19	Roper Industries, Inc.	985
5	SauerDanfoss, Inc.	54
4	Standex International	72
8	TAL International Group, Inc.	102
6	Tredegar Corp.	93
1	Trimas Corp. ●	9
1	Triumph Group, Inc.	63
1	Tutor Perini Corp. ●	12
1	Twin Disc, Inc.	14
15	United Rentals, Inc. ●	147
11	Wabtec Corp.	429
—	Watts Water Technologies, Inc.	8
		8,271
	Commercial & Professional Services — 9.0%
63	ABM Industries, Inc.	1,293
9	ACCO Brands Corp. ●	67
21	ATC Technology Corp. ●	495
1	Consolidated Graphics, Inc. ●	45
21	Copart, Inc. ●	769
1	Cornell Cos., Inc. ●	27
1	Courier Corp.	17
1	Deluxe Corp.	15
1	EnergySolutions, Inc.	5
14	FTI Consulting, Inc. ●	636
5	G & K Services, Inc. Class A	131
4	GP Strategies Corp. ●	29
6	Heidrick & Struggles International, Inc.	195
1	HNI Corp.	25
23	KAR Auction Services, Inc. ●	317
51	McGrath RentCorp.	1,132
5	On Assignment, Inc. ●	34
20	Resources Connection, Inc. ●	414
22	School Specialty, Inc. ●	509
35	Schwak, Inc.	469
5	Spherion Corp. ●	30
4	Standard Register Co.	18
10	United Stationers, Inc. ●	546
—	Viad Corp.	2
7	Waste Services, Inc. ●	66
		7,286
	Consumer Durables & Apparel — 3.5%
7	American Greetings Corp. Class A	155
1	Beazer Homes USA, Inc. ●	2
1	Blyth, Inc.	44
3	Brunswick Corp.	37
1	Carter’s, Inc. ●	31
7	Crocs, Inc. ●	37
—	CSS Industries, Inc.	6
24	Eastman Kodak Co.	101
—	Helen of Troy Ltd. ●	9
2	Hooker Furniture Corp.	26
1	Iconix Brand Group, Inc. ●	11
2	Jones Apparel Group, Inc.	28
1	Meritage Homes Corp. ●	17
4	Oxford Industries, Inc.	79
2	Perry Ellis International ●	29
14	Quiksilver, Inc. ●	28
30	RC2 Corp. ●	441
3	Standard-Pacific Corp. ●	13
11	Sturm Ruger & Co., Inc.	111
49	Tempur-Pedic International, Inc. ●	1,165
5	Timberland Co. Class A ●	98
20	Volcom, Inc. ●	335
		2,803
	Consumer Services — 3.1%
1	Benihana, Inc. ●	2
5	Bob Evans Farms, Inc.	142
33	Burger King Holdings, Inc.	612
—	Churchill Downs, Inc.	13
1	Domino’s Pizza, Inc. ●	7
—	Frischs Restaurants, Inc.	2
2	Great Wolf Resorts, Inc. ●	6
1	Interval Leisure Group, Inc. ●	10
2	Life Time Fitness, Inc. ●	46
—	Marcus Corp.	3
28	Matthews International Corp. Class A	999
2	McCormick & Schmick’s Seafood ●	17
2	Multimedia Games, Inc. ●	14
8	O’ Charley’s, Inc. ●	55
15	Papa John’s International, Inc. ●	341

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Consumer Services — (continued)
3	Pinnacle Entertainment, Inc. ●	$29
2	Red Lion Hotels Corp. ●	9
5	Ruth’s Hospitality Group, Inc. ●	9
1	Speedway Motorsports, Inc.	25
2	Steiner Leisure Ltd. ●	98
4	Stewart Enterprises, Inc.	23
		2,462
	Consumer Staples — 0.0%
—	Seaboard Corp.	14
	Diversified Financials — 6.3%
8	Advance America Cash Advance Centers, Inc.	47
22	Allied Capital Corp.	79
10	Apollo Investment Corp.	94
130	Ares Capital Corp.	1,620
7	Blackrock Kelso Capital Corp.	57
1	Calamos Asset Management, Inc.	13
1	Cardtronics, Inc. ●	11
2	Cash America International, Inc.	78
5	Compass Diversified Holdings	64
—	Credit Acceptance Corp. ●	13
49	E*Trade Financial Corp. ●	85
1	Encore Capital Group, Inc. ●	16
42	Federated Investors, Inc.	1,141
4	Fifth Street Finance Corp.	41
28	Financial Federal Corp.	781
1	Gladstone Capital Corp.	5
6	Hercules Technology Growth	67
1	Kayne Anderson Energy Development Co.	8
5	Knight Capital Group, Inc. ●	72
15	MCG Capital Corp. ●	66
1	Oppenheimer Holdings Class A	43
4	PennantPark Investment Corp.	33
2	Penson Worldwide, Inc. ●	15
6	PHH Corp. ●	92
—	Piper Jaffray Cos. ●	9
2	Prospect Capital Corp.	29
18	Raymond James Financial, Inc.	416
1	TradeStation Group, Inc. ●	11
2	Virtus Investment Partners, Inc. ●	24
—	World Acceptance Corp. ●	11
		5,041
	Energy — 7.3%
1	Approach Resources, Inc. ●	5
1	Atlas Energy, Inc.	16
5	ATP Oil & Gas Corp. ●	92
4	Basic Energy Services, Inc. ●	34
1	Berry Petroleum Co.	35
3	Bill Barrett Corp. ●	105
1	Bristow Group, Inc. ●	42
13	Cal Dive International, Inc. ●	102
29	Carbo Ceramics, Inc.	1,977
6	Complete Production Services, Inc. ●	74
—	Contango Oil & Gas Co. ●	21
5	CVR Energy, Inc. ●	32
10	DHT Maritime, Inc.	37
1	Goodrich Petroleum Corp. ●	27
11	Hercules Offshore, Inc. ●	54
2	Hornbeck Offshore Services, Inc. ●	35
34	International Coal Group, Inc. ●	131
19	ION Geophysical Corp. ●	111
11	Key Energy Services, Inc. ●	99
—	Lufkin Industries, Inc.	22
11	Matrix Service Co. ●	117
7	Oceaneering International, Inc. ●	398
5	Parker Drilling Co. ●	26
7	Petroleum Development Corp. ●	136
5	Pioneer Drilling Co. ●	41
5	Rosetta Resources, Inc. ●	107
2	Stone Energy Corp. ●	35
41	TETRA Technologies, Inc. ●	456
3	TGC Industries, Inc. ●	12
4	Union Drilling, Inc. ●	24
—	Westmoreland Coal Co. ●	3
55	World Fuel Services Corp.	1,463
		5,869
	Food & Staples Retailing — 0.2%
2	Pantry, Inc. ●	31
—	Ruddick Corp.	9
4	Susser Holdings ●	33
2	Weis Markets	64
2	Winn-Dixie Stores, Inc. ●	18
		155
	Food, Beverage & Tobacco — 1.9%
1	American Italian Pasta Co. ●	18
14	B&G Foods, Inc. Class A	125
5	Chiquita Brands International, Inc. ●	91
18	Flowers Foods, Inc.	416
8	J&J Snack Foods Corp.	304
7	Ralcorp Holdings, Inc. ●	418
4	Universal Corp.	170
		1,542
	Health Care Equipment & Services — 7.3%
2	Allied Healthcare International ●	7
8	Amedisys, Inc. ●	374
1	American Dental Partners, Inc. ●	12
61	AMN Healthcare Services, Inc. ●	553
2	AmSurg Corp. ●	48
—	Analogic Corp.	5
2	Cantel Medical Corp. ●	34
1	Centene Corp. ●	23
9	Chemed Corp.	408
14	Cooper Co., Inc.	515
6	Healthspring, Inc. ●	102
7	ICU Medical, Inc. ●	255
6	Invacare Corp.	139
7	inVentiv Health, Inc. ●	120
7	Kindred Healthcare, Inc. ●	133
17	Landauer, Inc.	1,062
1	Magellan Health Services, Inc. ●	59
—	Molina Healthcare, Inc. ●	11
7	NightHawk Radiology Holdings, Inc. ●	30
7	Novamed, Inc. ●	27
29	Owens & Minor, Inc.	1,232
3	Rehabcare Group, Inc. ●	87
1	Res-Care, Inc. ●	15
1	Skilled Healthcare Group ●	9

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Health Care Equipment & Services — (continued)
1	Sun Healthcare Group, Inc. ●	$7
7	Symmetry Medical, Inc. ●	53
2	Triple-S Management Corp., Class B ●	40
3	U.S. Physical Therapy, Inc. ●	47
1	Wellcare Health Plans, Inc. ●	49
17	Young Innovations, Inc.	421
		5,877
	Household & Personal Products — 3.2%
4	Central Garden & Pet Co. Class A ●	42
16	Chattem, Inc. ●	1,465
4	Inter Parfums, Inc.	43
8	Prestige Brands Holdings, Inc. ●	60
—	Schiff Nutrition International	3
32	WD40 Co.	1,042
		2,655
	Insurance — 4.3%
1	Amerisafe, Inc. ●	22
5	Amtrust Financial Services	61
3	Argo Group International Holdings Ltd. ●	95
2	Assured Guaranty Ltd.	52
18	Conseco, Inc. ●	89
3	Delphi Financial Group Class A	67
6	Employers Holdings, Inc.	86
2	FBL Financial Group Class A	44
4	First Mercury Financial Corp.	55
4	Flagstone Reinsurance Holdings	48
4	Greenlight Capital Re Ltd. Class A ●	86
2	Hallmark Financial Services, Inc. ●	16
2	Harleysville Group, Inc.	68
34	Horace Mann Educators Corp.	428
9	Maiden Holdings Ltd.	65
4	Max Capital Group Ltd.	92
9	Meadowbrook Insurance Group, Inc.	65
7	Montpelier Re Holdings Ltd.	127
3	National Financial Partners Corp. ●	27
13	Phoenix Cos.	36
4	Platinum Underwriters Holdings Ltd.	155
3	ProAssurance Corp. ●	137
18	RLI Corp.	945
2	Seabright Insurance Holdings ●	21
34	Selective Insurance Group	566
—	Zenith National Insurance Corp.	10
		3,463
	Materials — 3.8%
6	A. Schulman, Inc.	128
1	Ampal-American Israel Corp. Class A ●	2
15	Balchem Corp.	499
1	Boise, Inc. ●	5
1	Brush Engineered Materials, Inc. ●	13
5	Buckeye Technologies, Inc. ●	46
2	BWAY Holding Co. ●	48
—	Coeur d’Alene Mines Corp. ●	6
2	Domtar Corp. ●	135
44	Glatfelter	538
4	Graphic Packaging Holding Co. ●	14
2	H.B. Fuller Co.	36
1	Hawkins, Inc.	22
8	Headwaters, Inc. ●	54
9	Hecla Mining Co. ●	55
2	Innospec, Inc.	15
2	Kaiser Aluminum Corp.	73
1	Minerals Technologies, Inc.	68
2	Myers Industries	16
18	Neenah Paper, Inc.	247
8	Olin Corp.	134
3	OM Group, Inc. ●	102
20	PolyOne Corp. ●	151
2	Schweitzer-Mauduit International, Inc.	166
5	Sensient Technologies Corp.	139
3	Solutia, Inc. ●	37
8	Spartech Corp.	78
4	Stillwater Mining Co. ●	39
—	Universal Stainless & Alloy Products ●	7
1	W.R. Grace & Co. ●	35
6	Wausau Paper Corp.	71
6	Worthington Industries, Inc.	78
		3,057
	Media — 0.3%
3	Crown Media Holdings, Inc. ●	5
6	Harte-Hanks, Inc.	60
10	Journal Communications, Inc.	39
2	Knology, Inc. ●	18
—	LodgeNet Interactive Corp. ●	2
12	Mediacom Communications Corp. ●	55
3	National Cinemedia, Inc.	51
3	Sinclair Broadcast Group, Inc. Class A	10
		240
	Pharmaceuticals, Biotechnology & Life Sciences — 1.9%
3	Albany Molecular Research, Inc. ●	26
4	Bio-Rad Laboratories, Inc. Class A ●	405
2	Celera Corp. ●	14
14	Charles River Laboratories International, Inc. ●	455
11	Covance, Inc. ●	600
1	Facet Biotech Corp. ●	19
10	KV Pharmaceutical Co. ●	37
1	ViroPharma, Inc. ●	9
		1,565
	Real Estate — 4.9%
1	Agree Realty Corp.	31
1	American Campus Communities, Inc.	28
13	Anworth Mortgage Asset Corp.	88
13	Ashford Hospitality	62
5	Associated Estates Realty	51
1	Biomed Realty Trust, Inc.	22
13	CapLease, Inc.	57
6	Capstead Mortgage Corp.	79
8	CBL & Associates Properties.	76
7	Colonial Properties Trust	82
9	DCT Industrial Trust, Inc.	46
8	Developers Diversified Realty Corp.	75
12	Diamondrock Hospitality	97
3	DuPont Fabros Technology, Inc.	55
6	Education Realty Trust, Inc.	29
37	Entertainment Properties Trust	1,320
—	Extra Space Storage, Inc.	5

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Real Estate — (continued)
1	Felcor Lodging Trust, Inc. ●	$3
10	First Industrial Realty Trust, Inc.	52
5	First Potomac Realty Trust	57
1	Franklin Street Properties Corp.	12
3	Getty Realty Corp.	62
2	Gladstone Commercial Corp.	20
14	Glimcher Realty Trust	38
—	Hatteras Financial Corp.	8
1	Healthcare Realty Trust, Inc.	22
4	Hersha Hospitality Trust	13
5	Highwoods Properties, Inc.	163
1	Home Properties of New York, Inc.	68
4	Inland Real Estate Corp.	34
1	Investors Real Estate Trust	12
23	iStar Financial, Inc.	59
1	Kilroy Realty Corp.	24
6	Kite Realty Group Trust	24
1	LaSalle Hotel Properties	21
14	Lexington Realty Trust	85
10	Medical Properties Trust, Inc.	96
21	MFA Mortgage Investments, Inc.	155
2	Mid-America Apartment Communities, Inc.	73
3	National Health Investors, Inc.	104
4	National Retail Properties, Inc.	83
2	Omega Healthcare Investors	31
5	Penn Real Estate Investment Trust	42
1	PS Business Parks, Inc.	68
7	Ramco-Gershenson Properties Trust w/ Rights	63
—	Redwood Trust, Inc.	3
9	Resource Capital Corp.	45
—	Sovran Self Storage, Inc.	4
4	Sun Communities, Inc.	69
10	Sunstone Hotel Investors, Inc.	89
4	U-Store-It	28
1	Walter Investment Management	7
1	Washington Real Estate Investment Trust.	25
		3,965
	Retailing — 3.1%
3	Asbury Automotive Group ●	39
1	Books-A-Million, Inc.	7
111	Borders Group, Inc. ●	131
—	Brown Shoe Co., Inc.	5
—	Cabela’s, Inc. ●	4
1	Charming Shoppes, Inc. ●	3
5	Collective Brands, Inc. ●	113
1	Core-Mark Holding Co., Inc. ●	36
5	Dillard’s, Inc.	100
3	Dress Barn, Inc. ●	67
—	DSW, Inc. ●	2
1	Genesco, Inc. ●	26
14	Group 1 Automotive, Inc.	400
12	Gymboree Corp. ●	535
4	Jo-Ann Stores, Inc. ●	159
2	Lithia Motors, Inc.	19
3	Men’s Wearhouse, Inc.	66
10	New York & Co., Inc. ●	43
34	OfficeMax, Inc. ●	425
3	Orbitz Worldwide, Inc. ●	23
2	Pep Boys-Manny Moe & Jack	20
9	Rent-A-Center, Inc. ●	153
3	Retail Ventures, Inc. ●	26
1	Sally Beauty Co., Inc. ●	7
2	Sonic Automotive, Inc.	19
5	Stage Stores, Inc.	61
		2,489
	Semiconductors & Semiconductor Equipment — 2.3%
15	ATMI, Inc. ●	279
1	Cymer, Inc. ●	23
6	DSP Group, Inc. ●	36
143	Entegris, Inc. ●	757
12	Lattice Semiconductor Corp. ●	33
—	Pericom Semiconductor Corp. ●	3
29	Photronics, Inc. ●	131
6	RF Micro Devices, Inc. ●	27
9	TriQuint Semiconductor, Inc. ●	56
15	Varian Semiconductor Equipment Associates, Inc. ●	520
		1,865
	Software & Services — 6.4%
9	Acxiom Corp. ●	120
12	Cass Information Systems, Inc.	371
18	Computer Services, Inc.	634
19	DealerTrack Holdings, Inc. ●	357
18	Earthlink, Inc.	150
4	Fair Isaac, Inc.	88
15	Global Cash Access, Inc. ●	113
1	Hackett Group, Inc. ●	3
3	Internap Network Services Corp. ●	14
1	Internet Brands, Inc. Class A ●	10
2	JDA Software Group, Inc. ●	63
9	Lawson Software, Inc. ●	57
2	ModusLink Global Solutions, Inc. ●	14
10	Ness Technologies, Inc. ●	51
2	Perficient, Inc. ●	21
1	Pervasive Software, Inc. ●	4
7	Quest Software, Inc. ●	120
8	Solera Holdings, Inc.	288
29	Syntel, Inc.	1,114
15	Tibco Software, Inc. ●	146
10	Unisys Corp. ●	379
9	United Online, Inc.	65
55	VeriFone Holdings, Inc. ●	893
1	Virtusa Corp. ●	7
8	Web.com Group, Inc. ●	54
		5,136
	Technology Hardware & Equipment — 5.1%
10	ADC Telecommunications, Inc. ●	60
12	Arris Group, Inc. ●	141
39	Avid Technology, Inc. ●	498
9	Benchmark Electronics, Inc. ●	176
1	Black Box Corp.	17
18	Coherent, Inc. ●	535
15	Cray, Inc. ●	99
2	CTS Corp.	18
1	DDI Corp. ●	5
1	Digi International, Inc. ●	10
47	Electronics for Imaging, Inc. ●	605
12	Harris Stratex Networks Class A ●	80

The accompanying notes are an integral part of these financial statements.

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Technology Hardware & Equipment — (continued)
6	Insight Enterprises, Inc. ●		$73
18	Jabil Circuit, Inc.		313
6	Methode Electronics, Inc.		51
2	Oplink Communications, Inc. ●		28
2	Osi Systems, Inc. ●		68
1	PC Connection, Inc. ●		6
2	PC Mall, Inc. ●		9
5	PC-Tel, Inc. ●		29
23	Plantronics, Inc.		585
10	Plexus Corp. ●		271
2	Scansource, Inc. ●		53
5	Smart Modular Technologies, Inc. ●		32
1	Spectrum Control, Inc. ●		5
15	Symmetricom, Inc. ●		80
4	SYNNEX Corp. ●		116
11	Technitrol, Inc.		50
3	Tekelec ●		46
8	TTM Technologies, Inc. ●		90
2	X-Rite, Inc. ●		4
			4,153
	Telecommunication Services — 0.8%
26	Cincinnati Bell, Inc. ●		91
48	General Communication, Inc. Class A ●		303
6	Global Crossing Ltd. ●		84
7	Premiere Global Services, Inc. ●		58
5	USA Mobility, Inc.		61
			597
	Transportation — 3.7%
3	Alaska Air Group, Inc. ●		116
—	Amerco ●		5
4	Atlas Air Worldwide Holdings, Inc. ●		147
2	Avis Budget Group, Inc. ●		24
12	Celadon Group, Inc. ●		128
2	Dollar Thrifty Automotive Group, Inc. ●		53
19	Forward Air Corp.		470
4	Heartland Express, Inc.		61
5	JetBlue Airways Corp. ●		28
3	Knight Transportation, Inc.		48
41	Landstar System, Inc.		1,574
2	Saia, Inc. ●		34
10	SkyWest, Inc.		162
3	Ultrapetrol Bahamas Ltd. ●		14
5	Werner Enterprises, Inc.		97
			2,961
	Utilities — 2.8%
1	American States Water		28
4	Avista Corp.		79
3	Black Hills Corp.		87
1	Chesapeake Utilities Corp.		26
21	El Paso Electric Co. ●		436
1	Empire District Electric Co.		9
2	IDACORP, Inc.		52
1	MGE Energy, Inc.		36
5	New Jersey Resources Corp.		172
—	Nicor, Inc.		13
6	NorthWestern Corp.		163
1	Piedmont Natural Gas		35
6	PNM Resources, Inc.		82
7	Portland General Electric Co.		143
4	South Jersey Industries, Inc.		159
5	Southwest Gas Corp.		152
5	UniSource Energy Corp.		175
20	Westar Energy, Inc.		434
1	WGL Holdings, Inc.		34
			2,315
	Total common stocks
	(cost $71,907)		$79,624
PREFERRED STOCKS — 0.4%
	Banks — 0.4%
—	East West Bancorp, Inc., 8.00% YÙ		$374
	Total preferred stocks
	(cost $302)		$374
RIGHTS — 0.0%
	Banks — 0.0%
15	Flagstar Bancorp, Inc. ●		—
	Total Rights (cost $—)		—
	Total long-term investments
	(cost $72,209)		$79,998
SHORT-TERM INVESTMENTS — 3.4%
	Investment Pools and Funds — 3.4%
369	Federated Investors Prime Obligations Fund		$369
2,343	State Street Bank Money Market Fund		2,343
			2,712
	Total short-term investments
	(cost $2,712)		$2,712
	Total investments
	(cost $74,921) ▲	102.4%	$82,710
	Other assets and liabilities	(2.4)%	(1,928)
	Total net assets	100.0%	$80,782
Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.1% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $77,095 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,806
Unrealized Depreciation	(7,191)
Net Unrealized Appreciation	$5,615

●	Currently non-income producing.

Y	Convertible security.

The accompanying notes are an integral part of these financial statements.

Hartford SmallCap Value HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2008	—	East West Bancorp, Inc. , 8.00%	$302
03/2006 – 05/2006	26	Huttig Building Products, Inc.	227

The aggregate value of these securities at December 31, 2009 was $393 which represents 0.49% of total net assets.

Futures Contracts Outstanding at December 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts *	Position	Month	(Depreciation)
Russell 2000 Mini	6	Long	Mar 2010	$5

*    The number of contracts does not omit 000’s.

Cash of $32 was pledged as initial margin deposit for open futures contracts at December 31, 2009.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$79,624	$79,624	$—	$—
Preferred Stocks ‡	374	—	374	—
Short-Term Investments	2,712	2,712	—	—
Total	$82,710	$82,336	$374	$—
Other Financial Instruments *	$5	$5	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

Hartford Stock HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 96.0%
	Automobiles & Components — 1.5%
1,910	Ford Motor Co. ●	$19,101
650	Harley-Davidson, Inc.	16,370
		35,471
	Banks — 4.0%
609	PNC Financial Services Group, Inc.	32,147
355	Standard Chartered plc	8,959
3,669	Washington Mutual, Inc. Private
	Placement Ù●†	461
1,974	Wells Fargo & Co.	53,278
		94,845
	Capital Goods — 8.7%
449	Boeing Co.	24,294
271	Cummins, Inc.	12,442
374	General Dynamics Corp.	25,461
1,733	General Electric Co.	26,216
761	Ingersoll-Rand plc	27,198
849	Masco Corp.	11,726
270	Rockwell Collins, Inc.	14,969
138	Siemens AG ADR	12,654
446	Stanley Works	22,968
1,646	Textron, Inc.	30,966
		208,894
	Diversified Financials — 7.9%
592	Ameriprise Financial, Inc.	22,978
1,123	Discover Financial Services, Inc.	16,513
121	Franklin Resources, Inc.	12,716
179	Goldman Sachs Group, Inc.	30,290
675	Invesco Ltd.	15,860
1,296	JP Morgan Chase & Co.	54,009
2,275	UBS AG ADR ●	35,290
		187,656
	Energy — 11.3%
297	Anadarko Petroleum Corp.	18,507
193	BP plc ADR	11,159
288	Cameco Corp.	9,268
804	ConocoPhillips Holding Co.	41,065
155	Devon Energy Corp.	11,363
187	EOG Resources, Inc.	18,176
488	Exxon Mobil Corp.	33,256
384	Hess Corp.	23,208
454	OAO Gazprom Class S ADR	11,585
493	Occidental Petroleum Corp.	40,114
364	Petroleo Brasileiro S.A. ADR	17,365
329	Suncor Energy, Inc.	11,631
1,125	Williams Cos., Inc.	23,709
		270,406
	Food & Staples Retailing — 2.4%
392	CVS/Caremark Corp.	12,626
544	Sysco Corp.	15,191
555	Wal-Mart Stores, Inc.	29,676
		57,493
	Food, Beverage & Tobacco — 6.1%
535	Campbell Soup Co.	18,066
521	General Mills, Inc.	36,885
1,056	PepsiCo, Inc.	64,205
808	Unilever N.V. NY Shares ADR	26,132
		145,288
	Health Care Equipment & Services — 5.2%
318	Cardinal Health, Inc.	10,255
159	CareFusion Corp. ●	3,981
41	Intuitive Surgical, Inc. ●	12,315
823	Medtronic, Inc.	36,187
414	St. Jude Medical, Inc. ●	15,208
835	UnitedHealth Group, Inc.	25,451
444	Varian Medical Systems, Inc. ●	20,797
		124,194
	Insurance — 1.9%
431	ACE Ltd.	21,712
1,064	Marsh & McLennan Cos., Inc.	23,489
		45,201
	Materials — 0.7%
75	Rio Tinto plc ADR	16,219
	Media — 2.4%
3,332	Comcast Corp. Class A	56,184
	Pharmaceuticals, Biotechnology & Life Sciences — 10.8%
292	Amgen, Inc. ●	16,519
214	Celgene Corp. ●	11,938
1,134	Daiichi Sankyo Co., Ltd.	23,771
1,655	Elan Corp. plc ADR ●	10,791
383	Eli Lilly & Co.	13,673
90	Forest Laboratories, Inc. ●	2,903
168	Johnson & Johnson	10,808
1,414	Merck & Co., Inc.	51,671
2,743	Pfizer, Inc.	49,901
71	Roche Holding AG	12,154
1,050	Shionogi & Co., Ltd.	22,757
272	UCB S.A.	11,359
429	Vertex Pharmaceuticals, Inc. ●	18,364
		256,609
	Retailing — 5.8%
86	Amazon.com, Inc. ●	11,616
10,986	Buck Holdings L.P. Ù●†	22,512
302	Kohl’s Corp. ●	16,276
1,550	Lowe’s Co., Inc.	36,252
278	Nordstrom, Inc.	10,451
918	Staples, Inc.	22,576
357	Target Corp.	17,273
		136,956
	Semiconductors & Semiconductor Equipment — 2.7%
408	Lam Research Corp. ●	16,005
1,392	Maxim Integrated Products, Inc.	28,256
795	Texas Instruments, Inc.	20,707
		64,968
	Software & Services — 9.1%
420	Accenture plc	17,426
819	Automatic Data Processing, Inc.	35,057
78	Google, Inc. ●	48,486
2,497	Microsoft Corp.	76,121

The accompanying notes are an integral part of these financial statements.

Hartford Stock HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Software & Services — (continued)
1,554	Western Union Co.		$29,286
687	Yahoo!, Inc. ●		11,519
			217,895
	Technology Hardware & Equipment — 11.0%
276	Apple, Inc. ●		58,197
2,959	Cisco Systems, Inc. ●		70,839
1,259	Dell, Inc. ●		18,081
1,081	Hewlett-Packard Co.		55,657
1,014	Qualcomm, Inc.		46,889
709	Seagate Technology		12,889
			262,552
	Transportation — 3.7%
3,010	Delta Air Lines, Inc. ●		34,258
329	FedEx Corp.		27,422
485	United Parcel Service, Inc. Class B		27,847
			89,527
	Utilities — 0.8%
380	Exelon Corp.		18,590
	Total common stocks
	(cost $2,069,997)		$2,288,948
PREFERRED STOCKS — 2.6%
	Diversified Financials — 2.6%
4,181	Bank of America Corp. Y		$62,380
	Total preferred stocks
	(cost $62,715)		$62,380
WARRANTS — 0.0%
	Banks — 0.0%
459	Washington Mutual, Inc. Private
	Placement Ù●†		$—
	Total warrants
	(cost $—)		$—
	Total long-term investments
	(cost $2,132,712)		$2,351,328
SHORT-TERM INVESTMENTS — 1.7%
	Repurchase Agreements — 1.7%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $9,410,
	collateralized by FHLMC 4.00% — 6.00%,
	2022 — 2039, FNMA 5.00% — 7.00%,
	2028 — 2047, value of $9,598)
$9,410	0.005%, 12/31/2009		$9,410
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $17,356,
	collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $17,703)
17,356	0.010%, 12/31/2009		17,356
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $6,803,
	collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $6,970)
6,803	0.010%, 12/31/2009		6,803
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $76,
	collateralized by U.S. Treasury Note 1.50%,
	2013, value of $77)
76	0.001%, 12/31/2009		76
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $6,433, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value
	of $6,562)
6,433	0.010%, 12/31/2009		6,433
			40,078
	Total short-term investments
	(cost $40,078)		$40,078
	Total investments
	(cost $2,172,790) ▲	100.3%	$2,391,406
	Other assets and liabilities	(0.3)%	(7,904)
	Total net assets	100.0%	$2,383,502

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.1% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $2,259,196 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$344,679
Unrealized Depreciation	(212,469)
Net Unrealized Appreciation	$132,210

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $22,973, which represents 0.96% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

Y	Convertible security.

The accompanying notes are an integral part of these financial statements.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	10,986	Buck Holdings L.P.	$10,424
04/2008	3,669	Washington Mutual, Inc. Private
		Placement	32,100
04/2008	459	Washington Mutual, Inc. Private
		Placement Warrants	—

The aggregate value of these securities at December 31, 2009 was $22,973 which represents 0.96% of total net assets.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$2,288,948	$2,186,975	$79,000	$22,973
Preferred Stocks ‡	62,380	62,380	—	—
Warrants ‡	—	—	—	—
Short-Term Investments	40,078	—	40,078	—
Total	$2,391,406	$2,249,355	$119,078	$22,973

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized Gain	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	(Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Common Stock	$10,650	$—	$12,323	*	$—	$—	$22,973
Total	$10,650	$—	$12,323		$—	$—	$22,973

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $12,323.

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount +		Value Ì
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 9.7%
	Finance and Insurance — 9.7%
	Ally Automotive Receivables Trust
$1,900	3.00%, 10/15/2015 ■	$1,925
	Banc of America Commercial
	Mortgage, Inc.
68,230	4.52%, 09/11/2036 Ù►	226
	Bank of America Automotive Trust
6,700	3.03%, 10/15/2016 ■	6,793
	Bayview Commercial Asset Trust
44,873	7.00%, 07/25/2037 Ù►	3,756
73,118	7.50%, 09/25/2037 Ù►	6,581
	Bear Stearns Commercial Mortgage
	Securities, Inc.
52,753	4.07%, 07/11/2042 Ù►	1,003
44,382	4.12%, 11/11/2041 Ù►	706
14,400	4.83%, 11/11/2041	14,044
9,700	5.12%, 02/11/2041 Δ	9,492
11,024	5.72%, 09/11/2038 Δ	11,194
10,645	5.81%, 06/12/2043	10,244
	CBA Commercial Small Balance
	Commercial Mortgage
61,447	2.03%, 06/25/2038 Ù►†Δ	4,743
36,922	7.00%, 07/25/2035 Ù►†	1,858
	Chase Issuance Trust
6,920	5.12%, 10/15/2014	7,455
	Citibank Credit Card Issuance Trust
2,690	5.70%, 05/15/2013	2,748
	Citigroup Commercial Mortgage Trust
10,145	5.41%, 10/15/2049	9,946
7,490	5.48%, 10/15/2049	4,128
5,135	5.70%, 12/10/2049 Δ	3,702
	Citigroup Mortgage Loan Trust, Inc.
—	0.00%, 01/25/2037 Ù†	—
1,387	12.00%, 01/25/2037 Ù	67
	Citigroup/Deutsche Bank Commercial
	Mortgage Trust
8,922	5.36%, 01/15/2046 Δ	8,528
1,330	5.89%, 11/15/2044	1,191
	Commercial Mortgage Pass-Through
	Certificates
8,760	4.72%, 03/10/2039	8,577
7,670	5.23%, 07/10/2037	7,682
10,470	5.31%, 07/10/2037 Δ	10,350
4,490	5.77%, 06/10/2046 Δ	4,403
	Countrywide Asset-Backed Certificates
1,549	5.46%, 07/25/2035	636
	Countrywide Home Loans, Inc.
32,744	6.00%, 10/25/2037 Ù	27,147
	Credit-Based Asset Servicing and
	Securitization
2,896	0.50%, 05/25/2036 ■Δ	1,737
4,735	5.86%, 04/25/2037	2,564
	CS First Boston Mortgage Securities Corp.
4,670	5.23%, 12/15/2040	4,480
	GE Business Loan Trust
8,234	1.23%, 05/15/2034 ■Δ	1,894
130,820	6.14%, 05/15/2034 Ù►	353
	GE Capital Commercial Mortgage Corp.
5,950	5.05%, 07/10/2045 Δ	5,975
	Green Tree Financial Corp.
998	7.24%, 06/15/2028	996
	Greenwich Capital Commercial
	Funding Corp.
16,530	4.80%, 08/10/2042	15,957
12,740	5.44%, 03/10/2039 Δ	11,256
14,948	5.92%, 07/10/2038 Δ	13,628
	JP Morgan Automotive Receivable Trust
1,675	12.85%, 03/15/2012 Ù†	379
	JP Morgan Chase Commercial Mortgage
	Securities Corp.
4,889	4.72%, 01/15/2038	4,751
485,639	4.82%, 08/12/2037 ►	1,017
11,871	5.04%, 03/15/2046 Δ	11,455
13,990	5.18%, 12/15/2044 Δ	13,850
8,740	5.34%, 05/15/2047	7,580
4,530	5.40%, 05/15/2045	4,208
406,326	5.42%, 05/12/2045 ►	5,848
15,900	5.47%, 04/15/2043 Δ	15,299
	JP Morgan Chase Commercial Mortgage
	Security Corp.
10,140	5.43%, 12/12/2043	9,579
	LB-UBS Commercial Mortgage Trust
4,504	4.48%, 10/15/2029	4,305
8,750	5.88%, 06/15/2038 Δ	8,283
	Lehman Brothers Small Balance
	Commercial
4,532	5.52%, 09/25/2030 ■	3,050
5,180	5.62%, 09/25/2036 ■	4,294
	Marlin Leasing Receivables LLC
5,056	5.33%, 09/16/2013 ■	5,082
	Merrill Lynch Mortgage Trust
44,340	3.96%, 10/12/2041 Ù►	706
6,329	5.83%, 06/12/2050 Δ	4,843
	Merrill Lynch/Countrywide Commercial
	Mortgage Trust
4,855	5.38%, 08/12/2048	3,807
	Morgan Stanley Capital I
9,840	4.70%, 07/15/2056	9,557
9,630	5.01%, 01/14/2042	9,696
3,690	5.33%, 12/15/2043	3,424
	Morgan Stanley Capital, Inc.
7,582	5.65%, 06/11/2042 Δ	7,320
	Morgan Stanley Dean Witter Capital I
15,461	0.00%, 08/25/2032 Ù►†	—
	Nationstar Home Equity Loan Trust
211	0.00%, 03/25/2037 Ù●	—
	North Street Referenced Linked Notes
3,900	1.33%, 04/28/2011 Ù†Δ	1,226
	Popular ABS Mortgage Pass-Through Trust
3,502	4.75%, 12/25/2034	3,303
2,573	5.42%, 04/25/2035 Ù	1,120
	Renaissance Home Equity Loan Trust
3,566	5.36%, 05/25/2035	1,286
3,112	5.58%, 11/25/2036 Δ	2,721
6,300	5.75%, 05/25/2036 Δ	4,771
	Residential Funding Mortgage
	Securities, Inc.
2,716	6.00%, 07/25/2037 Ù	2,150
	Sovereign Commercial Mortgage Securities
12,903	5.79%, 07/22/2030 ■Δ	12,768

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount +		Value Ì
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
	Finance and Insurance — (continued)
	Swift Master Automotive Receivables Trust
$17,050	0.88%, 10/15/2012 Δ	$16,834
	Wachovia Bank Commercial Mortgage Trust
8,740	5.24%, 07/15/2041 Δ	8,670
9,640	5.31%, 11/15/2048	9,046
14,889	5.34%, 12/15/2043 — 11/15/2048	11,686
	Wamu Commercial Mortgage Securities Trust
19,570	6.14%, 03/23/2045 ■Δ²	5,575
	Wells Fargo Alternative Loan Trust
11,917	6.25%, 11/25/2037 Ù	8,711
		456,165
	Total asset & commercial
	mortgage backed securities
	(cost $471,773)	$456,165
CORPORATE BONDS: INVESTMENT GRADE — 31.0%
	Administrative Waste Management and Remediation — 0.1%
	Browning-Ferris Industries, Inc.
$4,240	7.40%, 09/15/2035	$4,678
	Arts, Entertainment and Recreation — 1.0%
	Comcast Corp.
100	10.63%, 07/15/2012	118
	DirecTV Holdings LLC
5,615	7.63%, 05/15/2016	6,134
	Grupo Televisa S.A.
12,458	6.63%, 01/15/2040 ■	12,320
	News America Holdings, Inc.
3,673	5.65%, 08/15/2020 ■	3,824
3,055	6.90%, 08/15/2039 ■	3,333
	TCM Sub LLC
10,585	3.55%, 01/15/2015 ■	10,369
	Time Warner Entertainment Co., L.P.
10,600	8.38%, 07/15/2033	12,672
		48,770
	Beverage and Tobacco Product Manufacturing — 1.1%
	Altria Group, Inc.
9,228	10.20%, 02/06/2039	12,311
	Anheuser-Busch Cos., Inc.
5,296	8.20%, 01/15/2039 ■	6,697
	Anheuser-Busch InBev N.V.
9,323	4.13%, 01/15/2015 ■	9,466
17,785	7.75%, 01/15/2019 ■	20,822
		49,296
	Chemical Manufacturing — 1.0%
	Dow Chemical Co.
17,575	8.55%, 05/15/2019	20,969
	Incitec Pivot Finance LLC
16,285	6.00%, 12/10/2019 ■	16,113
	Yara International ASA
6,770	7.88%, 06/11/2019 ■	7,730
		44,812
	Computer and Electronic Product Manufacturing — 0.2%
	Thermo Fisher Scientific, Inc.
7,762	3.25%, 11/18/2014 ■	7,610
	Construction — 0.2%
	CRH America, Inc.
3,590	5.30%, 10/15/2013	3,741
4,380	8.13%, 07/15/2018	5,109
		8,850
	Electrical Equipment, Appliance Manufacturing — 0.1%
	Transalta Corp.
4,491	4.75%, 01/15/2015	4,522
	Finance and Insurance — 11.1%
	American Express Co.
8,385	5.50%, 04/16/2013	8,938
8,587	5.55%, 10/17/2012	9,183
	Americo Life, Inc.
75	7.88%, 05/01/2013 Ù	66
	Amvescap plc
2,939	5.38%, 02/27/2013	2,991
	Army Hawaii Family Housing Trust Certificates
5,370	5.52%, 06/15/2050 ■	3,978
	BAC Capital Trust XI
1,960	6.63%, 05/23/2036	1,751
	BAE Systems Holdings, Inc.
10,204	5.20%, 08/15/2015 ■	10,512
	Bank of America Capital II
2,610	8.00%, 12/15/2026	2,558
	Bank of America Corp.
6,300	5.65%, 05/01/2018	6,398
6,430	6.50%, 08/01/2016	6,914
6,560	7.38%, 05/15/2014	7,444
	Bank of New York Institutional Capital Trust
200	7.78%, 12/01/2026 ■	199
	Barclays Bank plc
6,050	5.00%, 09/22/2016	6,182
	Capital One Bank
7,560	8.80%, 07/15/2019	8,934
	CDP Financial, Inc.
21,725	3.00%, 11/25/2014 ■	21,199
8,915	4.40%, 11/25/2019 ■	8,540
	Citigroup, Inc.
10,185	2.13%, 04/30/2012	10,294
10,085	6.01%, 01/15/2015	10,298
8,887	6.38%, 08/12/2014	9,304
5,912	8.13%, 07/15/2039	6,673
3,230	8.30%, 12/21/2057 Δ	3,109
4,839	8.50%, 05/22/2019	5,588
	Comerica Capital Trust II
5,858	6.58%, 02/20/2037 Δ	4,686
	Commonwealth Bank of Australia
11,028	5.00%, 10/15/2019 ■	10,949
	Corpoacion Andina De Fomento
530	8.13%, 06/04/2019	613
	Credit Agricole S.A.
13,846	6.64%, 05/31/2017 ■♠Δ	11,215
The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount +			Value Ì
CORPORATE BONDS: INVESTMENT GRADE — (continued)
		Finance and Insurance — (continued)
		First Union Capital I
	$2,584	7.94%, 01/15/2027	$2,512
		Goldman Sachs Capital Trust II
	16,356	5.79%, 06/01/2012 ♠Δ	12,676
		Goldman Sachs Group, Inc.
	7,555	5.35%, 01/15/2016	7,847
		Guardian Life Insurance Co.
	8,571	7.38%, 09/30/2039 ■	8,766
		Harley-Davidson Funding Corp.
	8,468	5.75%, 12/15/2014 ■	8,597
		HCC Insurance Holdings, Inc.
	7,107	6.30%, 11/15/2019	7,218
		Iberdrola Finance Ireland
	8,604	5.00%, 09/11/2019 ■	8,562
		Jefferies Group, Inc.
	7,713	8.50%, 07/15/2019	8,431
		JP Morgan Chase & Co.
	6,382	3.70%, 01/20/2015	6,401
	8,005	6.30%, 04/23/2019	8,806
		JP Morgan Chase Capital II
	3,880	0.78%, 02/01/2027 Δ	2,765
		JP Morgan Chase Capital XXV
	11,186	6.80%, 10/01/2037	11,114
		Liberty Mutual Group, Inc.
	4,230	10.75%, 06/15/2058 ■	4,484
		Massachusetts Mutual Life Insurance Co.
	5,950	8.88%, 06/01/2039 ■	7,297
		MBNA America Bank N.A.
	7,200	7.13%, 11/15/2012	7,838
		Mellon Capital IV
	13,374	6.24%, 06/20/2012 ♠Δ	10,967
		Merrill Lynch & Co., Inc.
	16,355	6.05%, 05/16/2016	16,502
		Metropolitan Life Global Funding I
	6,515	0.50%, 03/15/2012 ■Δ	6,417
	3,400	5.13%, 06/10/2014 ■	3,598
		Morgan Stanley
	10,070	5.38%, 10/15/2015	10,405
	10,795	7.30%, 05/13/2019	12,122
		National City Bank of Ohio
	1,100	4.50%, 03/15/2010	1,107
		New York Life Insurance Co.
	9,046	6.75%, 11/15/2039 ■	9,251
		Northgroup Preferred Capital Corp.
	11,208	6.38%, 10/15/2017 ■♠Δ	9,798
		PNC Preferred Funding Trust II
	20,400	6.11%, 03/15/2012 ■♠Δ	14,378
		Prudential Financial, Inc.
	16,990	4.75%, 09/17/2015	17,228
	4,000	7.38%, 06/15/2019	4,485
		Prudential Holdings LLC
	200	7.25%, 12/18/2023 ■	203
		Rabobank Netherlands
	3,993	11.00%, 06/30/2019 ■♠	4,868
		Simon Property Group L.P.
	4,376	5.30%, 05/30/2013	4,515
		State Street Capital Trust III
	15,039	8.25%, 03/15/2042 Δ	15,403
		SunTrust Banks, Inc.
	3,080	0.38%, 05/21/2012 Δ	2,947
		Svenska Handelsbanken AB
	11,390	4.88%, 06/10/2014 ■	11,935
		Teachers Insurance & Annuity Association
	8,378	6.85%, 12/16/2039 ■	8,661
		Temasek Financial I Ltd.
	17,700	4.30%, 10/25/2019 ■	17,321
	9,941	5.38%, 11/23/2039 ■	9,567
		UBS AG Stamford
	9,320	5.88%, 12/20/2017	9,578
		USB Capital IX
	4,392	6.19%, 04/15/2011 ♠Δ	3,530
		Wells Fargo Bank NA
	8,015	0.48%, 05/16/2016 Δ	7,097
	12,775	4.75%, 02/09/2015	13,027
		ZFS Finance USA Trust I
	3,193	6.50%, 05/09/2037 ■Δ	2,698
			519,438
		Food Services — 0.0%
		Arcos Dorados S.A.
	1,800	7.50%, 10/01/2019 ■	1,784
		Foreign Governments — 2.1%
		Brazil (Republic of)
	3,152	8.00%, 01/15/2018	3,596
		Colombia (Republic of)
	3,800	7.38%, 03/18/2019	4,304
		El Salvador (Republic of)
	2,465	7.65%, 06/15/2035 ☐	2,428
	2,300	8.25%, 04/10/2032 ☐	2,392
		Hungary (Republic of)
	4,613	4.75%, 02/03/2015	4,571
		Japanese Government
JPY	3,964,650	0.40%, 03/15/2011	42,700
		Peru (Republic of)
	2,860	6.55%, 03/14/2037	2,974
	3,145	7.13%, 03/30/2019	3,617
		Qatar (State of)
	7,915	4.00%, 01/20/2015 ■	7,935
	8,920	5.25%, 01/20/2020 ■	8,987
	2,900	6.40%, 01/20/2040 ■	2,914
		Russian Federation Government
	4,147	7.50%, 03/31/2030 ☐	4,681
		South Africa (Republic of)
	4,295	5.88%, 05/30/2022	4,342
		United Mexican States
	4,104	5.95%, 03/19/2019	4,340
			99,781
		Health Care and Social Assistance — 1.4%
		CVS Caremark Corp.
	9,131	6.30%, 06/01/2037 Δ	7,875
		CVS Corp.
	9,530	8.35%, 07/10/2031 ■	10,485
		Pfizer, Inc.
	9,695	6.20%, 03/15/2019	10,777
	10,090	7.20%, 03/15/2039	12,330
		Quest Diagnostics, Inc.
	2,334	4.75%, 01/30/2020	2,280
	3,110	6.40%, 07/01/2017	3,413

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount +		Value Ì
CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Health Care and Social Assistance — (continued)
	Roche Holdings, Inc.
$9,745	5.00%, 03/01/2014 ■	$10,426
5,090	6.00%, 03/01/2019 ■	5,593
	Zimmer Holdings, Inc.
3,579	4.63%, 11/30/2019	3,547
		66,726
	Information — 2.9%
	AT&T, Inc.
8,185	6.55%, 02/15/2039	8,624
	Cellco Part — Verizon Wireless Capital
17,962	5.55%, 02/01/2014	19,494
7,500	8.50%, 11/15/2018	9,303
	Cingular Wireless Services, Inc.
12,600	8.75%, 03/01/2031	16,283
	GTE Corp.
165	8.75%, 11/01/2021	203
	Qwest Corp.
3,374	7.20%, 11/10/2026	3,054
9,026	7.25%, 10/15/2035	7,943
	Rogers Cable, Inc.
2,675	8.75%, 05/01/2032	3,363
	Rogers Wireless, Inc.
4,277	6.38%, 03/01/2014	4,735
	TCI Communications, Inc.
4,025	8.75%, 08/01/2015	4,769
	Telecom Italia Capital
5,000	7.18%, 06/18/2019	5,574
8,478	7.72%, 06/04/2038	9,761
	Telefonica Emisiones SAU
9,485	4.95%, 01/15/2015	10,139
	Time Warner Cable, Inc.
9,509	3.50%, 02/01/2015	9,395
6,061	8.25%, 04/01/2019	7,219
	Verizon Maryland, Inc.
1,500	8.30%, 08/01/2031	1,620
	Verizon Virginia, Inc.
13,805	4.63%, 03/15/2013	14,336
		135,815
	Machinery Manufacturing — 0.1%
	Xerox Corp.
4,012	4.25%, 02/15/2015	3,984
1,648	5.63%, 12/15/2019	1,646
		5,630
	Mining — 1.3%
	Anglo American Capital plc
18,193	9.38%, 04/08/2014 — 04/08/2019 ■	21,978
	Barrick Australia Finance
8,650	5.95%, 10/15/2039	8,442
	Barrick Gold Corp.
3,280	6.95%, 04/01/2019	3,693
	Rio Tinto Finance USA Ltd.
19,750	5.88%, 07/15/2013	21,311
4,965	9.00%, 05/01/2019	6,284
		61,708
	Miscellaneous Manufacturing — 0.6%
	Meccanica Holdings USA, Inc.
15,744	6.25%, 07/15/2019 — 01/15/2040 ■	16,261
	Tyco International Ltd.
9,096	8.50%, 01/15/2019	10,986
		27,247
	Nonmetallic Mineral Product Manufacturing — 0.1%
	Holcim Ltd.
3,469	6.00%, 12/30/2019 ■	3,611
	Petroleum and Coal Products Manufacturing — 2.6%
	Canadian Natural Resources Ltd.
1,689	6.25%, 03/15/2038	1,748
8,180	6.50%, 02/15/2037	8,677
	Cenovus Energy Inc.
9,731	5.70%, 10/15/2019 ■	10,150
	Consumers Energy Co.
4,000	5.15%, 02/15/2017	4,146
5,190	5.38%, 04/15/2013	5,573
4,620	6.70%, 09/15/2019	5,208
	Husky Energy, Inc.
2,947	7.25%, 12/15/2019	3,405
	Kazmunaigaz Finance Sub B.V.
3,650	8.38%, 07/02/2013 ☐	3,933
	Nabors Industries, Inc.
7,183	9.25%, 01/15/2019	8,797
	Occidental Petroleum Corp.
9,155	4.13%, 06/01/2016	9,222
	Petrobras International Finance Co.
5,185	5.75%, 01/20/2020	5,275
5,140	6.88%, 01/20/2040	5,282
	Petro-Canada
11,090	5.95%, 05/15/2035	10,945
	Rowan Companies, Inc.
5,548	7.88%, 08/01/2019	6,173
	Sempra Energy
5,218	6.50%, 06/01/2016	5,659
9,495	9.80%, 02/15/2019	11,851
	TNK-BP Finance S.A.
4,800	6.63%, 03/20/2017 ☐	4,692
	Valero Energy Corp.
9,686	9.38%, 03/15/2019	11,520
		122,256
	Pipeline Transportation — 0.5%
	Enbridge Energy Partners
6,654	6.50%, 04/15/2018	7,117
	Enterprise Products Operations LLC
8,848	6.50%, 01/31/2019	9,545
	TransCanada Pipelines Ltd.
7,691	7.25%, 08/15/2038	9,067
		25,729
	Primary Metal Manufacturing — 0.6%
	Alcan, Inc.
1,690	6.13%, 12/15/2033	1,719
1,735	7.25%, 03/15/2031	1,973
	ArcelorMittal
3,955	6.13%, 06/01/2018	4,081
8,700	7.00%, 10/15/2039	9,160
10,795	9.00%, 02/15/2015	12,750
		29,683

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount +		Value Ì
CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Rail Transportation — 0.1%
	Canadian Pacific Railway Co.
$3,730	7.25%, 05/15/2019	$4,239
	Real Estate and Rental and Leasing — 0.7%
	COX Communications, Inc.
4,510	6.25%, 06/01/2018 ■	4,800
5,485	8.38%, 03/01/2039 ■	6,830
	ERAC USA Finance Co.
7,300	5.60%, 05/01/2015 ■	7,441
4,660	6.70%, 06/01/2034 ■	4,118
	US Bank Realty Corp.
10,700	6.09%, 01/15/2012 ■♠Δ	7,838
		31,027
	Utilities — 3.2%
	Alabama Power Co.
6,384	6.00%, 03/01/2039	6,728
	CenterPoint Energy Resources Corp.
5,475	6.13%, 11/01/2017	5,657
2,763	6.63%, 11/01/2037	2,810
	CenterPoint Energy, Inc.
7,475	6.85%, 06/01/2015	7,890
	Commonwealth Edison Co.
5,836	5.80%, 03/15/2018	6,189
	Detroit Edison Co.
3,875	6.13%, 10/01/2010	4,027
	Duke Energy Corp.
4,726	5.25%, 01/15/2018	4,949
3,960	7.00%, 11/15/2018	4,616
	EDP Finance B.V.
12,550	4.90%, 10/01/2019 ■	12,441
	Electricite de France
10,335	6.95%, 01/26/2039 ■	12,223
	Enel Finance International S.A.
8,010	3.88%, 10/07/2014 ■	8,108
8,879	6.00%, 10/07/2039 ■	8,926
	Florida Power Corp.
3,211	5.80%, 09/15/2017	3,481
	NiSource Finance Corp.
5,899	6.13%, 03/01/2022	6,020
	Northeast Utilities
4,375	5.65%, 06/01/2013	4,526
	Northern States Power Co.
5,735	6.25%, 06/01/2036	6,253
	Pacific Gas & Electric Co.
5,711	5.63%, 11/30/2017	6,097
	Pacific Gas & Electric Energy Recovery
	Funding LLC
6,208	8.25%, 10/15/2018	7,580
	PSEG Power
4,534	5.00%, 04/01/2014	4,683
	Public Service Co. of Colorado
4,287	6.50%, 08/01/2038	4,806
	Southern California Edison Co.
13,602	5.75%, 03/15/2014	15,040
	Virginia Electric & Power Co.
6,327	5.10%, 11/30/2012	6,833
		149,883
	Total corporate bonds: investment grade
	(cost $1,379,945)	$1,453,095

CORPORATE BONDS: NON-INVESTMENT GRADE — 7.3%
	Accommodation and Food Services — 0.4%
	Harrah’s Operating Co., Inc.
$6,480	11.25%, 06/01/2017 ■	$6,780
	MGM Mirage, Inc.
6,530	11.13%, 11/15/2017 ■	7,232
4,310	11.38%, 03/01/2018 ■	3,857
		17,869
	Arts, Entertainment and Recreation — 0.7%
	AMC Entertainment, Inc.
5,380	8.75%, 06/01/2019	5,488
	First Data Corp.
10,310	9.88%, 09/24/2015	9,614
3,290	10.55%, 09/24/2015	2,920
	TL Acquisitions, Inc.
5,350	10.50%, 01/15/2015 ■	5,116
	Universal City Development Partners Ltd.
3,233	8.88%, 11/15/2015 ■	3,164
	Virgin Media Finance plc
6,900	9.50%, 08/15/2016	7,409
		33,711
	Computer and Electronic Product
	Manufacturing — 0.1%
	Seagate Technology International
4,420	10.00%, 05/01/2014 ■	4,884
	Construction — 0.2%
	Desarrolladora Homes S.A.
1,182	7.50%, 09/28/2015	1,123
5,185	9.50%, 12/11/2019 ■	5,198
		6,321
	Finance and Insurance — 1.0%
	American General Finance Corp.
15,960	6.90%, 12/15/2017	11,082
	Drummond Co., Inc.
2,000	7.38%, 02/15/2016 ■	1,955
	Ford Motor Credit Co.
10,840	7.50%, 08/01/2012	10,932
	GMAC, Inc.
12,520	6.88%, 09/15/2011 ■	12,332
	LPL Holdings, Inc.
11,786	10.75%, 12/15/2015 ■	12,154
		48,455
	Food Manufacturing — 0.1%
	Smithfield Foods, Inc.
5,530	10.00%, 07/15/2014 ■	6,000
	Foreign Governments — 0.3%
	Indonesia (Republic of)
6,177	6.88%, 01/17/2018 ☐	6,764

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount +		Value Ì
CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Foreign Governments — (continued)
	Philippines (Republic of)
$1,440	6.38%, 10/23/2034	$1,411
3,926	6.50%, 01/20/2020	4,250
1,164	8.38%, 06/17/2019	1,411
		13,836
	Health Care and Social Assistance — 0.6%
	Biomet, Inc.
4,815	10.38%, 10/15/2017	5,224
	HCA, Inc.
16,570	9.25%, 11/15/2016	17,792
	Rite Aid Corp.
6,890	9.50%, 06/15/2017	5,995
		29,011
	Information — 1.5%
	Clearwire Corp.
5,740	12.00%, 12/01/2015 ■	5,826
	CSC Holdings, Inc.
3,930	8.50%, 04/15/2014 ■	4,185
	Frontier Communications Corp.
4,670	8.25%, 05/01/2014	4,869
	GXS Worldwide, Inc.
2,670	9.75%, 06/15/2015 ■	2,623
	Intelsat Bermuda Ltd.
8,670	9.25%, 06/15/2016 Ù	8,540
	Intelsat Corp.
4,470	9.25%, 06/15/2016	4,615
	Level 3 Financing, Inc.
6,670	12.25%, 03/15/2013	7,070
	Mobile Telesystems Finance S.A.
4,360	8.00%, 01/28/2012 ☐	4,551
	Sprint Capital Corp.
10,600	8.75%, 03/15/2032	9,991
	Videotron Ltee
3,650	9.13%, 04/15/2018	4,015
	Wind Acquisition Finance S.A.
8,090	11.75%, 07/15/2017 ■	8,838
2,195	12.25%, 07/15/2017 ■	2,162
	Windstream Corp.
4,120	8.63%, 08/01/2016	4,192
		71,477
	Machinery Manufacturing — 0.1%
	Case New Holland, Inc.
4,301	7.75%, 09/01/2013 ■	4,398
	Goodman Global, Inc.
1,475	13.50%, 02/15/2016	1,631
		6,029
	Mining — 0.2%
	Teck Resources Ltd.
6,530	10.75%, 05/15/2019	7,803
	Vedanta Resources plc
2,300	9.50%, 07/18/2018 ☐	2,335
		10,138
	Paper Manufacturing — 0.1%
	Georgia-Pacific LLC
3,500	8.25%, 05/01/2016 ■	3,710
	Petroleum and Coal Products Manufacturing — 0.2%
	Chesapeake Energy Corp.
1,527	7.00%, 08/15/2014	1,546
3,440	9.50%, 02/15/2015	3,776
	Petrohawk Energy Corp.
3,730	7.88%, 06/01/2015	3,767
		9,089
	Pipeline Transportation — 0.2%
	Dynegy Holdings, Inc.
3,520	7.75%, 06/01/2019	3,054
	El Paso Corp.
4,070	7.00%, 06/15/2017	4,036
		7,090
	Printing and Related Support Activities — 0.0%
	Harland Clarke Holdings
718	9.50%, 05/15/2015	667
	Professional, Scientific and Technical Services — 0.4%
	Affinion Group, Inc.
15,260	11.50%, 10/15/2015	15,985
	Real Estate and Rental and Leasing — 0.1%
	Hertz Corp.
6,115	8.88%, 01/01/2014	6,252
	Retail Trade — 0.4%
	Dollar General Corp.
3,426	10.63%, 07/15/2015	3,794
	Federated Retail Holdings, Inc.
5,130	5.90%, 12/01/2016	5,002
	Parkson Retail Group Ltd.
5,105	7.88%, 11/14/2011	5,193
	Supervalu, Inc.
4,665	8.00%, 05/01/2016	4,735
		18,724
	Transit and Ground Passenger
	Transportation — 0.0%
	Grupo Senda Autotransporte
560	10.50%, 10/03/2015 ■	454
	Utilities — 0.6%
	AES Corp.
5,270	8.00%, 10/15/2017	5,408
	AES El Salvador Trust
2,300	6.75%, 02/01/2016 ☐	2,042
	Calpine Corp.
5,199	7.25%, 10/15/2017 ■	4,991
	Energy Future Holdings Corp.
12,580	10.88%, 11/01/2017	10,284
	NRG Energy, Inc.
4,695	8.50%, 06/15/2019	4,813
		27,538
	Wholesale Trade — 0.1%
	McJunkin Red Man Corp.
3,870	9.50%, 12/15/2016 ■	3,783
	Total corporate bonds: non-
	investment grade
	(cost $328,109)	$341,023
The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount +		Value Ì
MUNICIPAL BONDS — 0.8%
	General Obligations — 0.3%
	Chicago Metropolitan Water Reclamation
	Dist Taxable
$8,385	5.72%, 12/01/2038	$8,376
	Oregon School Boards Association, Taxable
	Pension
7,325	4.76%, 06/30/2028	6,193
		14,569
	Higher Education (Univ., Dorms, etc.) — 0.1%
	University of California
4,435	5.77%, 05/15/2043	4,303
	Tax Allocation — 0.0%
	California Urban IDA Taxable
275	6.10%, 05/01/2024	215
	Transportation — 0.4%
	Bay Area Toll Auth
8,325	6.26%, 04/01/2049	7,952
	North Texas Tollway Auth Rev Taxable
10,299	6.72%, 01/01/2049	10,698
		18,650
	Total municipal bonds
	(cost $39,555)	$37,737

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE t — 2.9%
	Administrative Waste Management and
	Remediation — 0.1%
	Affinion Group, Inc.
$3,606	2.73%, 10/17/2012 ±	$3,381
	Air Transportation — 0.1%
	United Air Lines, Inc.
4,260	2.31%, 02/01/2014 ±]	3,346
	Arts, Entertainment and Recreation — 0.2%
	Cedar Fair L.P.
441	2.23%, 08/30/2012 ±	434
1,763	4.23%, 12/31/2014 ±	1,740
	Cengage
1,267	2.75%, 07/05/2014 ±	1,149
	R.H. Donnelley, Inc.
1,779	3.75%, 10/24/2014 ±²	1,627
	Regal Cinemas, Inc.
3,664	4.00%, 10/27/2013 ±	3,643
		8,593
	Chemical Manufacturing — 0.3%
	Hexion Specialty Chemicals
3,104	2.56%, 05/05/2013 ±	2,630
	Huntsman International LLC
6,294	1.98%, 04/19/2014 ±	5,922
	Lyondell Chemical Co.
3,204	5.79%, 06/03/2010 ±]²	3,312
949	13.00%, 06/03/2010 ±]²	987
		12,851
	Finance and Insurance — 0.1%
	Brickman Group Holdings, Inc.
2,848	2.25%, 01/23/2014 ±	2,672
	Nuveen Investments, Inc.
3,495	3.28%, 11/13/2014 ±	3,055
		5,727
	Food Manufacturing — 0.1%
	Dole Food Co., Inc.
230	0.28%, 04/12/2013 ±	232
400	7.97%, 04/12/2013 ±	403
1,300	8.00%, 04/12/2013 ±	1,311
	Roundy’s Supermarkets, Inc.
3,073	6.25%, 11/09/2013 ±	3,050
		4,996
	Health Care and Social Assistance — 0.3%
	Community Health Systems, Inc., Delayed
	Draw Term Loan
294	2.51%, 07/25/2014 ±	275
	Community Health Systems, Inc., Term
	Loan B
5,745	2.51%, 07/25/2014 ±	5,431
	Golden Gate National
1,032	2.98%, 03/14/2011 ±	995
	HCA, Inc.
1,757	2.50%, 11/17/2013 ±	1,679
	IASIS Healthcare Capital Corp.
188	2.13%, 03/17/2014 ±	176
	IASIS Healthcare Capital Corp., Delayed
	Draw Term Loan
695	2.23%, 03/17/2014 ±	649
	IASIS Healthcare Capital Corp., Term
	Loan B
2,007	2.23%, 03/17/2014 ±	1,875
	Life Technologies Corp.
2,670	5.25%, 11/23/2015 ±	2,683
	Skilled Healthcare Group, Inc.
2,018	2.25%, 06/15/2012 ±	1,884
		15,647
	Information — 0.8%
	Charter Communications Operating LLC
2,612	2.24%, 03/06/2014 ±²	2,445
1,000	9.25%, 03/06/2014 ±²	1,020
	First Data Corp.
4,611	2.98%, 09/24/2014 ±	4,089
	Intelsat Bermuda Ltd., Tranche B2A
1,828	2.73%, 01/03/2014 ±	1,726
	Intelsat Bermuda Ltd., Tranche B2B
1,827	2.73%, 01/03/2014 ±	1,725
	Intelsat Bermuda Ltd., Tranche B2C
1,827	2.73%, 01/03/2014 ±	1,725
	Level 3 Communications Corp.
1,518	2.53%, 03/01/2014 ±	1,374
	Mediacom Broadband LLC, Term Loan D-1
5,879	1.97%, 01/31/2015 ±	5,499
	MetroPCS Wireless, Inc.
3,969	2.54%, 11/04/2013 ±	3,788
	UPC Financing Partnership
1,657	1.99%, 12/31/2014 ±	1,542
	West Corp.
968	2.61%, 10/24/2013 ±	914
1,406	4.11%, 07/15/2016 ±	1,340

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount +		Value Ì
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE ♦ — (continued)
	Information — (continued)
	WideOpenWest Finance LLC
$12,425	7.00%, 06/29/2015 ±	$10,230
		37,417
	Miscellaneous Manufacturing — 0.1%
	Graham Packaging Co., Inc.
3,769	6.75%, 04/15/2014 ±	3,787
	Motor Vehicle & Parts Manufacturing — 0.1%
	AM General LLC
115	0.23%, 09/30/2012 ±	110
2,417	3.27%, 09/30/2013 ±	2,308
	Lear Corp.
270	7.50%, 10/21/2014 ±	270
705	9.00%, 11/09/2012 ±	708
		3,396
	Paper Manufacturing — 0.2%
	Cenveo, Inc., Delayed Draw Term Loan
72	4.75%, 06/21/2013 ±	70
	Cenveo, Inc., Term Loan C
3,298	4.75%, 06/21/2013 ±	3,191
	Georgia-Pacific Corp.
4,428	2.26%, 12/20/2012 ±	4,278
	Georgia-Pacific LLC
2,745	3.50%, 12/20/2014 ±	2,726
		10,265
	Plastics and Rubber Products Manufacturing — 0.0%
	Graham Packaging Co., Inc.
377	2.50%, 12/31/2011 ±	371
	Real Estate and Rental and Leasing — 0.1%
	Realogy Corp.
3,755	3.29%, 10/10/2013 ±	3,321
	Retail Trade — 0.0%
	Michaels Stores, Inc.
1,412	2.56%, 10/31/2013 ±	1,279
1,900	4.81%, 07/31/2016 ±	1,790
		3,069
	Soap, Cleaning Compound and Toilet
	Manufacturing — 0.1%
	Jarden Corp.
3,206	3.50%, 01/24/2015 ±	3,169
	Utilities — 0.3%
	Calpine Corp.
5,770	3.14%, 03/29/2014 ±	5,460
	NRG Energy, Inc.
1,642	0.15%, 02/01/2013 ±	1,564
2,790	2.00%, 02/01/2013 ±	2,657
	Texas Competitive Electric
	Holdings Co. LLC
3,128	3.73%, 10/12/2014 ±	2,522
4,584	3.74%, 10/10/2014 ±	3,712
		15,915
	Total senior floating rate interests: non-
	investment grade
	(cost $137,634)	$135,251

U.S. GOVERNMENT AGENCIES — 26.6%
	Federal Home Loan Mortgage Corporation — 7.0%
$38,573	4.50%, 01/15/2040 ]	$38,477
35,801	5.00%, 06/01/2038	36,752
9,397	5.04%, 06/01/2035 Δ	9,891
22,048	5.38%, 08/01/2037 Δ	23,272
16,148	5.46%, 01/01/2037 Δ	17,020
2,409	5.48%, 05/01/2036 Δ	2,540
86,602	5.50%, 10/01/2018 — 01/15/2040 ]	90,800
56,261	6.00%, 04/01/2017 — 11/01/2037	60,060
37,669	6.50%, 07/01/2031 — 03/01/2038	40,358
8	7.50%, 09/01/2029 — 11/01/2031	9
		319,179
	Federal National Mortgage Association — 14.6%
34,716	4.50%, 09/01/2024 — 10/01/2024	35,751
2,277	4.67%, 06/01/2034 ‡Δ	2,377
7,089	4.68%, 09/01/2035 Δ	7,412
2,444	4.69%, 03/01/2035 ‡Δ	2,555
4,846	4.73%, 04/01/2035 Δ	5,070
2,239	4.84%, 07/01/2035 ‡Δ	2,342
5,128	4.85%, 04/01/2035 — 05/01/2035 ‡Δ	5,309
6,384	4.99%, 07/01/2035 Δ	6,741
244,029	5.00%, 02/01/2018 — 01/15/2040 ‡]	252,101
5,604	5.08%, 11/01/2035 Δ	5,883
10,224	5.24%, 02/01/2038 Δ	10,801
11,493	5.25%, 01/01/2038 Δ	12,144
133,402	5.50%, 12/01/2013 — 01/15/2040 ‡]	140,264
115,650	6.00%, 07/01/2012 — 01/15/2040 ‡]	122,656
58,998	6.50%, 11/01/2014 — 05/01/2038 ‡	63,248
5,104	7.00%, 02/01/2016 — 10/01/2037 ‡	5,600
889	7.50%, 11/01/2015 — 05/01/2032 ‡	1,005
2	8.00%, 04/01/2032 ‡	2
		681,261
	Government National Mortgage Association — 5.0%
132,126	4.50%, 02/20/2039 — 08/20/2039 ‡	132,201
78,269	5.00%, 06/15/2039 — 09/15/2039 ‡	80,639
18,887	5.50%, 03/15/2033 — 10/20/2034 ‡	19,907
12,781	6.50%, 06/15/2028 — 09/15/2032 ‡	13,797
33	7.00%, 06/20/2030 — 08/15/2031 ‡	37
5	8.50%, 11/15/2024 ‡	5
		246,586
	Total U.S. government agencies
	(cost $1,217,212)	$1,247,026
U.S. GOVERNMENT SECURITIES — 18.3%
	U.S. Treasury Securities — 18.3%
	U.S. Treasury Bonds — 6.0%
$279,880	1.38%, 03/15/2012	$280,514

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount +		Value Ì
U.S. GOVERNMENT SECURITIES — (continued)
	U.S. Treasury Notes — 12.3%
$304,720	1.00%, 09/30/2011 — 10/31/2011 ‡	$304,519
12,742	2.13%, 11/30/2014	12,440
150,416	2.25%, 05/31/2014	149,394
51,810	3.38%, 11/15/2019	49,835
64,228	4.50%, 08/15/2039 ‡	62,773
		578,961
		859,475
	Total U.S. government securities
	(cost $866,502)	$859,475

Contracts
CALL OPTIONS PURCHASED — 0.1%
	Long Call Future Option Contract — 0.1%
	U.S. 10 Year Note Option
6	Expiration: February, 2010, Exercise Price:
	117.00 Q	$3,243
4	Expiration: February, 2010, Exercise Price:
	119.50	291
		3,534
	Total call options purchased
	(cost $9,561)	$3,534

PUT OPTIONS PURCHASED — 0.0%
	Long Put Future Option Contract — 0.0%
	U.S. 10 Year Note Option
2	Expiration: February, 2010, Exercise Price:
	110.00	$120
	Total put options purchased
	(cost $758)	$120

Shares or Principal Amount
COMMON STOCKS — 0.0%
	Automobiles & Components — 0.0%
25	Lear Corp. ●		$1,683
	Telecommunication Services — 0.0%
—	XO Holdings, Inc. ●		—
	Total common stocks
	(cost $1,400)		$1,683

PREFERRED STOCKS — 0.0%
	Automobiles & Components — 0.0%
14	Lear Corp. Y●		$1,034
	Banks — 0.0%
330	Federal Home Loan Mortgage Corp.		346
	Total preferred stocks
	(cost $9,000)		$1,380

WARRANTS — 0.0%
	Automobiles & Components — 0.0%
3	Lear Corp. ●		$219
	Telecommunication Services — 0.0%
—	XO Holdings, Inc. Ù●		—
	Total warrants
	(cost $208)		$219
	Total long-term investments
	(cost $4,461,657)		$4,536,708

SHORT-TERM INVESTMENTS — 9.0%
	Investment Pools and Funds — 7.3%
211,649	JP Morgan U.S. Government Money Market
	Fund		211,649
—	State Street Bank U.S. Government Money
	Market Fund		—
133,001	Wells Fargo Advantage Government Money
	Market Fund		133,001
			344,650
	Repurchase Agreements — 1.6%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 01/04/2010 in
	the amount of $30,445, collateralized by
	U.S. Treasury Bond 5.38%, 2031, value
	of $30,980)
$30,445	0.000%, 12/31/2009		$30,445
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing
	on 01/04/2010 in the amount of $25,656,
	collateralized by U.S. Treasury Bill
	2.75%, 2010, U.S. Treasury Bond 7.63%,
	2022, value of 26,170)
25,656	0.000%, 12/31/2009		25,656
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 01/04/2010 in the amount
	of $20,297, collateralized by
	U.S. Treasury Note 1.50%, 2013, value
	of $20,737)
20,297	0.000%, 12/31/2009		20,297
			76,398
	U.S. Treasury Bills — 0.1%
55	0.033%, 1/14/2010 ○Q		55
	Total short-term investments
	(cost $421,103)		$421,103
	Total investments
	(cost $4,882,760) ▲	105.7%	$4,957,811
	Other assets and liabilities	(5.7)%	(265,313)
	Total net assets	100.0%	$4,692,498

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.6% of total net assets at December 31, 2009.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $4,878,905 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$178,224
Unrealized Depreciation	(99,318)
Net Unrealized Appreciation	$78,906

The accompanying notes are an integral part of these financial statements.

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $8,206, which represents 0.17% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2009.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $626,886, which represents 13.36% of total net assets.

☐
Securities contain some restrictions as to public resale. These securities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and determined to be liquid. At December 31, 2009, the market value of these securities amounted to $33,818 or 0.72% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

Y	Convertible security.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2009.
○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

]	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2009 was $261,805.

±	The interest rate disclosed for these securities represents the average coupon as of December 31, 2009.

²	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

+	All principal amounts are in U.S. dollars unless otherwise indicated. JPY — Japanese Yen

t
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

Q	At December 31, 2009, these securities were designated to cover open call options written as follows:

Issuer/ Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts *	Value Ì	Received	(Depreciation)
U.S. 10 Year
Note Option, $118.00,
Feb, 2010	6,290	$1,671	$3,290	$1,619

* The number of contracts does not omit 000’s.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2003	75	Americo Life, Inc., 7.88%,
		05/01/2013 - 144A	$74
03/2005	68,230	Banc of America Commercial
		Mortgage, Inc., 4.52%,
		09/11/2036 - 144A	153
05/2007 –	44,873	Bayview Commercial Asset Trust,
02/2009		7.00%, 07/25/2037 - 144A	6,031
08/2007	73,118	Bayview Commercial Asset Trust,
		7.50%, 09/25/2037 - 144A	9,879
10/2004	52,753	Bear Stearns Commercial Mortgage
		Securities, Inc., 4.07%, 07/11/2042	944
12/2004	44,382	Bear Stearns Commercial Mortgage
		Securities, Inc., 4.12%, 11/11/2041	670
04/2006 –	61,447	CBA Commercial Small Balance
06/2007		Commercial Mortgage, 2.03%,
		06/25/2038 - 144A	—
04/2006 –	36,922	CBA Commercial Small Balance
08/2007		Commercial Mortgage, 7.00%,
		07/25/2035 - 144A	46
02/2007	—	Citigroup Mortgage Loan Trust, Inc.,
		0.00%, 01/25/2037 - 144A	—
02/2007 –	1,387	Citigroup Mortgage Loan Trust, Inc.,
11/2009		12.00%, 01/25/2037 - 144A	2,247
08/2007	32,744	Countrywide Home Loans, Inc.,
		6.00%, 10/25/2037	32,151
06/2006	130,820	GE Business Loan Trust, 6.14%,
		05/15/2034 - 144A	137
06/2006 –	8,670	Intelsat Bermuda Ltd., 9.25%,
08/2006		06/15/2016	8,773
03/2007	1,675	JP Morgan Automotive Receivable
		Trust, 12.85%, 03/15/2012	1,675
11/2004	44,340	Merrill Lynch Mortgage Trust,
		3.96%, 10/12/2041 - 144A	749
10/2005 –	15,461	Morgan Stanley Dean Witter
08/2006		Capital I, 0.00%, 08/25/2032 - Reg D	323
04/2007	211	Nationstar Home Equity Loan Trust,
		0.00%, 03/25/2037 - 144A	211
11/2006	3,900	North Street Referenced Linked
		Notes, 1.33%, 04/28/2011 - 144A	3,801
03/2005	2,573	Popular ABS Mortgage Pass-
		Through Trust, 5.42%, 04/25/2035	2,573
06/2009	2,716	Residential Funding Mortgage
		Securities, Inc., 6.00%, 07/25/2037	1,987

The accompanying notes are an integral part of these financial statements.

Hartford Total Return Bond HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Period
Acquired	Shares/Par	Security	Cost Basis
03/2008	11,917	Wells Fargo Alternative Loan Trust,
		6.25%, 11/25/2037	$9,630
05/2006	—	XO Holdings, Inc. Warrants	—

The aggregate value of these securities at December 31, 2009 was $69,338 which represents 1.48% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value Ì	Amount	Date	(Depreciation)
Euro (Buy)	$111,208	$113,778	01/11/10	$(2,570)
Euro (Sell)	111,209	114,542	01/11/10	3,333
Japanese Yen (Buy)	81,249	84,257	01/08/10	(3,008)
Japanese Yen (Sell)	123,820	129,179	01/08/10	5,359
				$3,114

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$456,165	$—	$411,266	$44,899
Call Options Purchased	3,534	3,534	—	—
Common Stocks ‡	1,683	1,683	—	—
Corporate Bonds: Investment Grade	1,453,095	—	1,443,528	9,567
Corporate Bonds: Non-Investment Grade	341,023	—	341,023	—
Municipal Bonds	37,737	—	37,737	—
Preferred Stocks ‡	1,380	346	1,034	—
Put Options Purchased	120	120	—	—
Senior Floating Rate Interests: Non-Investment Grade	135,251	—	135,251	—
U.S. Government Agencies	1,247,026	—	1,247,026	—
U.S. Government Securities	859,475	49,835	809,640	—
Warrants ‡	219	219	—	—
Short-Term Investments	421,103	344,650	76,453	—
Total	$4,957,811	$400,387	$4,502,958	$54,466
Other Financial Instruments *	$10,311	$1,619	$8,692	$—
Liabilities:
Other Financial Instruments *	$5,578	$—	$5,578	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized Gain	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	(Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Asset & Commercial Mortgage Backed
Securities	$38,854	$(24,338)	$23,081	*	$(3,327)	$10,629	$44,899
Corporate Bonds	17,206	(3,161)	4,020	†	1,292	(9,790)	9,567
Total	$56,060	$(27,499)	$27,101		$(2,035)	$839	$54,466
Other Financial Instruments ‡	$—	$— ☐	$—		$—	$—	$—
Liabilities:
Other Financial Instruments ‡	$—	$— ☐	$—		$—	$—	$—

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $8,330.

†	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $(278).

‡
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

☐	The realized gain (loss) earned for other financial instruments during the period ended December 31, 2009 was $921.

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
ASSET & COMMERCIAL MORTGAGE BACKED
SECURITIES — 7.8%
	Finance and Insurance — 7.8%
	Ameriquest Mortgage Securities, Inc.
$1,250	1.31%, 09/25/2032 Δ	$762
	Ansonia CDO Ltd.
9,109	0.53%, 07/28/2046 ÙΔ	729
	Arbor Realty Mortgage Securities
13,000	0.67%, 01/26/2042 ÙΔ	1,690
	Banc of America Commercial Mortgage, Inc.
32,772	4.83%, 07/11/2043 Ù►	2
	Banc of America Large Loan
3,000	0.47%, 10/15/2019 ÙΔ	1,738
	Bayview Commercial Asset Trust
86,853	7.00%, 07/25/2037 Ù►	7,270
69,939	7.50%, 09/25/2037 Ù►	6,295
	Bayview Financial Acquisition Trust
2,135	3.23%, 05/28/2037 ÙΔ	25
	Bear Stearns Asset Backed Securities, Inc.
5,984	1.33%, 05/25/2037 Δ	74
	Bear Stearns Commercial Mortgage
	Securities, Inc.
181,568	4.65%, 02/11/2041 Ù►	1,093
25,102	4.85%, 08/15/2038 Ù►	404
	Carrington Mortgage Loan Trust
4,906	1.88%, 02/25/2037 Δ	190
	CBA Commercial Small Balance Commercial
	Mortgage
2,399	6.09%, 07/25/2039 ÙΔ	1,325
2,509	6.50%, 07/25/2039 ÙΔ	947
52,941	7.25%, 07/25/2039 Ù►	4,500
	Citigroup Mortgage Loan Trust, Inc.
7,190	5.88%, 07/25/2037 ÙΔ	5,252
	Commercial Mortgage Pass-Through
	Certificates
8,450	0.52%, 12/15/2020 ÙΔ	3,823
	Countrywide Alternative Loan Trust
1,987	0.48%, 10/25/2035 ÙΔ	1,451
	Countrywide Asset-Backed Certificates
7,498	5.76%, 06/25/2035	1,894
7,582	5.80%, 07/25/2034	2,469
	CS First Boston Mortgage Securities Corp.
38,539	4.01%, 03/15/2035 Ù►	89
	Deutsche Alt-A Securities, Inc.
18,902	5.50%, 02/25/2036 ÙΔ	11,686
	DLJ Mortgage Acceptance Corp. — Class B1
8	7.25%, 09/18/2011 Ù	7
	DLJ Mortgage Acceptance Corp. — Class B2
3	7.25%, 09/18/2011 Ù	2
	First Franklin Mortgage Loan Asset Backed
	Certificates
542	2.71%, 07/25/2033 ÙΔ	11
	Green Tree Financial Corp.
1	7.30%, 01/15/2026	1
	Greenwich Capital Commercial Funding Corp.
12,000	0.46%, 11/05/2021 ÙΔ	4,732
	Indymac Index Mortgage Loan Trust
15,679	0.47%, 06/25/2037 ÙΔ	7,842
	LB-UBS Commercial Mortgage Trust
28,374	4.25%, 12/15/2036 ■►	70
	Lehman XS Trust
12,422	6.50%, 05/25/2037 ÙΔ	6,602
	LNR CDO Ltd.
7,200	0.58%, 05/28/2043 ÙΔ	432
	Mach One Trust Commercial Mortgage-Backed
23,521	6.09%, 05/28/2040 Ù►	503
	Marathon Real Estate CDO Ltd.
4,000	1.63%, 05/25/2046 ÙΔ	60
	Master Asset Backed Securities Trust
1,554	2.93%, 05/25/2033 Δ	1,464
	Merrill Lynch Floating Trust
11,000	0.43%, 06/15/2022 ÙΔ	6,968
	Merrill Lynch Mortgage Investors, Inc.
651	1.88%, 05/25/2032 Δ	253
	Merrill Lynch Mortgage Trust
90,483	4.57%, 06/12/2043 Ù►	1,749
	Morgan Stanley ABS Capital I
2,809	1.73%, 11/25/2032 Δ	2,091
	Morgan Stanley Capital
5,500	0.33%, 10/15/2020 ■Δ	3,762
	North Street Referenced Linked Notes
4,250	1.33%, 04/28/2011 Ù†Δ	1,336
	Renaissance Home Equity Loan Trust
10,470	7.00%, 09/25/2037	1,209
6,155	7.50%, 04/25/2037 — 06/25/2037	47
	Residential Asset Mortgage Products, Inc.
1,842	5.70%, 10/25/2031	1,328
	Spirit Master Funding LLC
12,056	5.76%, 03/20/2024 ■	8,180
	Structured Asset Securities Corp.
3,320	1.73%, 02/25/2033 Δ	2,871
	Voyager Countrywide Delaware Trust
7,476	5.57%, 11/26/2035 ■	1,701
	Wamu Commercial Mortgage Securities Trust
8,500	6.14%, 03/23/2045 ■Δ²	2,421
		109,350
	Total asset & commercial
	mortgage backed securities
	(cost $243,296)	$109,350
CORPORATE BONDS: INVESTMENT GRADE — 4.0%
	Finance and Insurance — 4.0%
	Bank of America Corp.
$35,800	2.10%, 04/30/2012	$36,131
	State Street Corp.
19,500	2.15%, 04/30/2012	19,755
		55,886
	Total corporate bonds: investment grade
	(cost $55,261)	$55,886

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
U.S. GOVERNMENT AGENCIES — 65.9%
	Federal Home Loan Mortgage Corporation — 24.3%
$267,850	3.80%, 03/09/2016	$269,535
1,005	4.50%, 12/01/2018	1,046
2,423	4.93%, 08/01/2035 Δ	2,533
17,620	5.00%, 10/15/2019	18,532
6,670	5.45%, 03/01/2036 Δ	7,030
3,880	5.48%, 05/01/2036 Δ	4,092
8,383	5.50%, 09/15/2016	8,888
14,351	5.50%, 05/15/2033 F	14,498
2,298	6.00%, 10/01/2021 — 09/01/2034	2,467
13,127	6.50%, 09/01/2014 — 05/01/2037	14,162
1,494	7.00%, 10/01/2026 — 11/01/2032	1,648
25	7.50%, 05/01/2024 — 06/01/2025	28
89	8.00%, 08/01/2024 — 10/01/2024	102
4	8.50%, 01/01/2010 — 10/01/2024	3
35	10.00%, 11/01/2020	39
		344,603
	Federal National Mortgage Association — 31.8%
107,000	2.63%, 12/10/2014	104,952
150,000	3.50%, 08/25/2014	151,072
512	4.50%, 01/25/2016	514
1,059	4.73%, 04/01/2035 Δ	1,108
768	4.85%, 04/01/2035 Δ	801
1,396	4.99%, 07/01/2035 Δ	1,474
16,586	5.00%, 08/01/2018 — 12/01/2035	17,161
6,628	5.06%, 03/01/2035 Δ	6,965
4,231	5.11%, 08/01/2035 Δ	4,448
4,861	5.24%, 12/01/2035 Δ	5,116
9,951	5.30%, 03/01/2037 Δ	10,469
6,792	5.44%, 05/01/2036 Δ	7,156
16,676	5.50%, 08/01/2037 Δ	17,647
15,988	5.50%, 05/25/2014 — 08/01/2019	16,962
5,697	5.51%, 02/01/2037 Δ	6,035
19,415	5.72%, 04/01/2037 Δ	20,624
6,539	5.97%, 07/01/2037 Δ	6,969
29,769	6.00%, 09/01/2013 — 04/18/2036	31,752
2,233	6.50%, 06/25/2029 F	2,433
25,419	6.50%, 05/01/2013 — 03/01/2037	27,392
2,110	7.00%, 06/01/2011 — 02/01/2032	2,313
57	7.50%, 06/01/2023	64
210	8.00%, 10/01/2029 — 02/01/2031	240
5	8.50%, 04/01/2017	6
69	9.00%, 08/01/2020 — 09/01/2021	80
5	9.75%, 07/01/2020	6
		443,759
	Government National Mortgage Association — 1.3%
6,089	5.00%, 01/20/2034	6,298
3,506	6.00%, 01/15/2033 — 02/15/2033	3,741
5,606	6.50%, 12/15/2028 — 01/15/2032	6,061
2,014	7.00%, 06/20/2030 — 10/15/2032	2,232
610	7.50%, 04/15/2022 — 04/20/2030	686
88	8.50%, 06/15/2017 — 03/15/2030	100
		19,118
	Other Government Agencies — 8.5%
	Small Business Administration Participation
	Certificates — 8.5%
3,030	4.95%, 03/01/2025	3,173
11,563	5.16%, 02/01/2028	12,114
5,897	5.23%, 03/01/2027	6,233
12,186	5.31%, 08/01/2022 — 05/01/2027	12,926
8,052	5.32%, 01/01/2027	8,563
16,437	5.35%, 02/01/2026	17,468
6,584	5.49%, 02/01/2027	7,047
3,109	5.52%, 06/01/2024	3,278
6,690	5.57%, 03/01/2026	7,196
11,883	5.71%, 06/01/2027	12,750
2,624	5.76%, 10/01/2021	2,792
3,082	5.78%, 12/01/2021	3,312
10,662	5.82%, 07/01/2027	11,583
6,202	6.07%, 07/01/2026	6,714
4,850	6.30%, 05/01/2019	5,267
		120,416
	Total U.S. government agencies
	(cost $904,119)	$927,896
U.S. GOVERNMENT SECURITIES — 20.3%
	Other Direct Federal Obligations — 7.5%
	Federal Home Loan Bank — 7.5%
$20,000	1.50%, 01/16/2013	$19,720
80,000	5.00%, 12/21/2015	86,248
		105,968
	U.S. Treasury Securities — 12.8%
	U.S. Treasury Notes — 12.8%
7,250	1.00%, 10/31/2011	7,243
25,000	1.13%, 01/15/2012	24,976
21,000	1.38%, 04/15/2012	21,020
12,000	2.38%, 01/15/2017 ƒ	13,894
7,900	2.75%, 02/15/2019	7,273
3,100	3.13%, 05/15/2019	2,936
86,685	3.38%, 11/15/2019	83,381
19,585	3.75%, 11/15/2018	19,583
		180,306
	Total U.S. government securities
	(cost $293,581)	$286,274

Contracts
CALL OPTIONS PURCHASED — 0.0%
	Long Call Index Option Contract — 0.0%
	U.S. 5 Year Note Option
1	Expiration: January, 2010, Exercise Price:
	$117.00 Q	$20
	Total call options purchased
	(cost $436)	$20

The accompanying notes are an integral part of these financial statements.

		Market
Contracts		Value Ì
PUT OPTIONS PURCHASED — 0.0%
	Short Call Future Option Contract — 0.0%
	90 Day Euro Option
3	Expiration: March, 2010, Exercise Price:
	$99.50	$274
	Total put options purchased
	(cost $517)	$274
	Total long-term investments
	(cost $1,497,210)	$1,379,700
Shares or Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
	Investment Pools and Funds — 0.9%
13,002	JP Morgan U.S. Government Money Market
	Fund		$13,002
—	State Street Bank U.S. Government Money
	Market Fund		—
—	Wells Fargo Advantage Government Money
	Market Fund		—
			13,002
	Repurchase Agreements — 0.0%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $272, collateralized by
	U.S. Treasury Bond 5.38%, 2031,
	value of $277)
$272	0.000%, 12/31/2009		272
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $229,
	collateralized by U.S. Treasury Bill 2.75%,
	2010, U.S. Treasury Bond 7.63%, 2022,
	value of $234)
229	0.000%, 12/31/2009		229
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 01/04/2010 in the amount
	of $181, collateralized by U.S. Treasury
	Note 1.50%, 2013, value of $185)
181	0.000%, 12/31/2009		181
			682
	U.S. Treasury Bills — 0.4%
4,620	0.071%, 1/14/2010 ☐○		4,620
	Total short-term investments
	(cost $18,304)		$18,304
	Total investments
	(cost $1,515,514) ▲	99.3%	$1,398,004
	Other assets and liabilities	0.7%	9,195
	Total net assets	100.0%	$1,407,199

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $1,515,256 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$28,197
Unrealized Depreciation	(145,449)
Net Unrealized Depreciation	$(117,252)

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $1,336, which represents 0.09% of total net assets.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2009.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $16,134, which represents 1.15% of total net assets.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2009.

ƒ
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

²	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

F	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

☐	Security pledged as initial margin deposit for open futures contracts at December 31, 2009.

Futures Contracts Outstanding at December 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts *	Position	Month	(Depreciation)
2 Year U.S. Treasury
Note	1,940	Long	Mar 2010	$(1,477)
5 Year U.S. Treasury
Note	—	Long	Mar 2010	—
5 Year U.S. Treasury
Note	809	Short	Mar 2010	439
10 Year U.S. Treasury
Note	347	Long	Mar 2010	(1,142)
U.S. Long Bond	128	Long	Mar 2010	(324)
				$(2,504)

* The number of contracts does not omit 000’s.

The accompanying notes are an integral part of these financial statements.

Hartford U.S. Government Securities HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Q	At December 31, 2009, these securities were designated to cover open call options written as follows:

Issuer/ Exercise Price/ Expiration Date	Number of Contracts *	Market Value Ì	Premiums Received	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury
Note, $117.50, Jan,
2010	866	$14	$268	$254

*	The number of contracts does not omit 000’s.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
10/2006	$9,109	Ansonia CDO Ltd., 0.53%,
		07/28/2046 - 144A	$9,109
11/2006	$13,000	Arbor Realty Mortgage Securities,
		0.67%, 01/26/2042 - 144A	13,000
02/2003	$32,772	Banc of America Commercial
		Mortgage, Inc., 4.83%,
		07/11/2043 - 144A	-50
10/2006	$3,000	Banc of America Large Loan,
		0.47%, 10/15/2019 - 144A	3,000
05/2007 –	$86,853	Bayview Commercial Asset Trust,
02/2009		7.00%, 07/25/2037 - 144A	11,684
08/2007	$69,939	Bayview Commercial Asset Trust,
		7.50%, 09/25/2037 - 144A	9,355
04/2007	$2,135	Bayview Financial Acquisition Trust,
		3.23%, 05/28/2037	2,067
05/2005 –	$181,568	Bear Stearns Commercial Mortgage
08/2007		Securities, Inc., 4.65%, 02/11/2041	1,108
02/2003	$25,102	Bear Stearns Commercial Mortgage
		Securities, Inc., 4.85%,
		08/15/2038 - 144A	371
05/2007	$2,399	CBA Commercial Small Balance
		Commercial Mortgage, 6.09%,
		07/25/2039 - 144A	2,399
05/2007	$2,509	CBA Commercial Small Balance
		Commercial Mortgage, 6.50%,
		07/25/2039 - 144A	2,508
05/2007	$52,941	CBA Commercial Small Balance
		Commercial Mortgage, 7.25%,
		07/25/2039 - 144A	4,438
08/2007	$7,190	Citigroup Mortgage Loan Trust, Inc.,
		5.88%, 07/25/2037	$7,175
10/2006	$8,450	Commercial Mortgage Pass-Through
		Certificates, 0.52%,
		12/15/2020 - 144A	8,451
01/2007	$1,987	Countrywide Alternative Loan Trust,
		0.48%, 10/25/2035	1,987
02/2003	$38,539	CS First Boston Mortgage
		Securities Corp., 4.01%,
		03/15/2035 - 144A	111
04/2007	$18,902	Deutsche Alt-A Securities, Inc.,
		5.50%, 02/25/2036	18,915
08/1996	$8	DLJ Mortgage Acceptance Corp. —
		Class B1, 7.25%, 09/18/2011 - 144A	7
08/1996	$3	DLJ Mortgage Acceptance Corp. —
		Class B2, 7.25%, 09/18/2011 - 144A	3
06/2003	$542	First Franklin Mortgage Loan Asset
		Backed Certificates, 2.71%,
		07/25/2033	542
12/2006	$12,000	Greenwich Capital Commercial
		Funding Corp., 0.46%,
		11/05/2021 - 144A	12,000
04/2007 –	$15,679	Indymac Index Mortgage Loan Trust,
09/2008		0.47%, 06/25/2037	15,679
10/2007	$12,422	Lehman XS Trust, 6.50%,
		05/25/2037	12,338
11/2006	$7,200	LNR CDO Ltd., 0.58%,
		05/28/2043 - 144A	7,214
07/2004	$23,521	Mach One Trust Commercial
		Mortgage-Backed, 6.09%,
		05/28/2040 - 144A	385
04/2007	$4,000	Marathon Real Estate CDO Ltd.,
		1.63%, 05/25/2046 - 144A	3,925
10/2006	$11,000	Merrill Lynch Floating Trust, 0.43%,
		06/15/2022 - 144A	11,000
06/2005	$90,483	Merrill Lynch Mortgage Trust,
		4.57%, 06/12/2043	1,717
11/2006	$4,250	North Street Referenced Linked
		Notes, 1.33%, 04/28/2011 - 144A	4,142

The aggregate value of these securities at December 31, 2009 was $78,563 which represents 5.58% of total net assets.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$109,350	$—	$58,818	$50,532
Call Options Purchased	20	20	—	—
Corporate Bonds: Investment Grade	55,886	—	55,886	—
Put Options Purchased	274	274	—	—
U.S. Government Agencies	927,896	—	927,896	—
U.S. Government Securities	286,274	83,381	202,893	—
Short-Term Investments	18,304	13,002	5,302	—
Total	$1,398,004	$96,677	$1,250,795	$50,532
Other Financial Instruments *	$693	$693	$—	$—
Liabilities:
Other Financial Instruments *	$2,943	$2,943	$—	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment. Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Charge in			Transfers
	Balance as of	Realized	Unrealized			In and/or	Balance as of
	December 31,	Gain	Appreciation		Net Purchases	Out of	December 31,
	2008	(Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Asset & Commercial Mortgage Backed
Securities	$64,999	$(9,916)	$11,564	*	$(4,459)	$(11,656)	$50,532
Total	$64,999	$(9,916)	$11,564		$(4,459)	$(11,656)	$50,532

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $4,972.

The accompanying notes are an integral part of these financial statements.

Hartford Value HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 98.8%
	Automobiles & Components — 0.5%
163	Ford Motor Co. ●	$1,630
	Banks — 5.4%
106	PNC Financial Services Group, Inc.	5,585
405	Wells Fargo & Co.	10,920
		16,505
	Capital Goods — 10.1%
49	Boeing Co.	2,668
72	Cummins, Inc.	3,302
347	General Electric Co.	5,255
59	Illinois Tool Works, Inc.	2,812
138	Ingersoll-Rand plc	4,922
67	PACCAR, Inc.	2,419
14	Precision Castparts Corp.	1,512
99	Stanley Works	5,120
164	Textron, Inc.	3,092
		31,102
	Commercial & Professional Services — 1.0%
95	Waste Management, Inc.	3,195
	Consumer Durables & Apparel — 1.8%
66	Coach, Inc.	2,411
161	Mattel, Inc.	3,221
		5,632
	Diversified Financials — 9.8%
53	Ameriprise Financial, Inc.	2,073
338	Bank of America Corp.	5,083
106	Bank of New York Mellon Corp.	2,973
45	Goldman Sachs Group, Inc.	7,632
263	JP Morgan Chase & Co.	10,961
94	UBS AG ADR ●	1,459
		30,181
	Energy — 17.5%
43	Apache Corp.	4,436
121	Baker Hughes, Inc.	4,894
54	BP plc ADR	3,148
110	Chevron Corp.	8,438
90	ConocoPhillips Holding Co.	4,586
19	EOG Resources, Inc.	1,820
141	Exxon Mobil Corp.	9,587
52	Hess Corp.	3,170
105	Marathon Oil Corp.	3,281
98	Occidental Petroleum Corp.	7,932
58	XTO Energy, Inc.	2,700
		53,992
	Food & Staples Retailing — 1.8%
81	CVS/Caremark Corp.	2,606
103	Sysco Corp.	2,886
		5,492
	Food, Beverage & Tobacco — 4.4%
112	Dean Foods Co. ●	2,013
25	General Mills, Inc.	1,735
81	Nestle S.A. ADR	3,897
53	PepsiCo, Inc.	3,204
58	Philip Morris International, Inc.	2,790
		13,639
	Health Care Equipment & Services — 4.8%
65	Baxter International, Inc.	3,826
83	Cardinal Health, Inc.	2,676
59	Covidien plc	2,802
90	UnitedHealth Group, Inc.	2,731
42	Zimmer Holdings, Inc. ●	2,459
		14,494
	Household & Personal Products — 0.9%
42	Kimberly-Clark Corp.	2,657
	Insurance — 6.2%
133	ACE Ltd.	6,678
74	AON Corp.	2,841
96	Chubb Corp.	4,706
52	Principal Financial Group, Inc.	1,253
183	Unum Group	3,566
		19,044
	Materials — 5.8%
51	Agrium U.S., Inc.	3,137
85	Cliff’s Natural Resources, Inc.	3,904
43	Dow Chemical Co.	1,188
95	E.I. DuPont de Nemours & Co.	3,202
54	Mosaic Co.	3,249
69	Rexam plc ADR	1,651
84	Steel Dynamics, Inc.	1,492
		17,823
	Media — 1.6%
292	Comcast Corp. Class A	4,921
	Pharmaceuticals, Biotechnology & Life Sciences — 7.0%
62	Abbott Laboratories	3,326
27	Amgen, Inc. ●	1,516
45	Johnson & Johnson	2,866
113	Merck & Co., Inc.	4,140
366	Pfizer, Inc.	6,650
55	Teva Pharmaceutical Industries Ltd. ADR	3,090
		21,588
	Retailing — 4.4%
59	Gap, Inc.	1,236
114	Home Depot, Inc.	3,309
50	Kohl’s Corp. ●	2,670
132	Staples, Inc.	3,251
64	Target Corp.	3,115
		13,581
	Semiconductors & Semiconductor Equipment — 4.0%
258	Intel Corp.	5,265
101	Maxim Integrated Products, Inc.	2,040
146	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	1,666
133	Texas Instruments, Inc.	3,469
		12,440

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Software & Services — 1.8%
179	Microsoft Corp.	$5,461
	Technology Hardware & Equipment — 3.1%
202	Cisco Systems, Inc. ●	4,831
91	Hewlett-Packard Co.	4,703
		9,534
	Telecommunication Services — 3.0%
252	AT&T, Inc.	7,067
68	Verizon Communications, Inc.	2,253
		9,320
	Transportation — 0.7%
39	United Parcel Service, Inc. Class B	2,249
	Utilities — 3.2%
82	Edison International	2,835
43	Entergy Corp.	3,511
45	Exelon Corp.	2,180
24	FPL Group, Inc.	1,262
		9,788
	Total common stocks
	(cost $274,582)	$304,268

PREFERRED STOCKS — 0.5%
	Diversified Financials — 0.5%
111	Bank of America Corp. Y	$1,656
	Total preferred stocks
	(cost $1,665)	$1,656
	Total long-term investments
	(cost $276,247)	$305,924

SHORT-TERM INVESTMENTS — 0.4%
	Repurchase Agreements — 0.4%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010 in
	the amount of $263, collateralized by FHLMC
	4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $268)
$ 263	0.005%, 12/31/2009	$263
	Deutsche Bank Securities TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the amount
	of $485, collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $494)
484	0.010%, 12/31/2009	484

	Morgan Stanley & Co., Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the amount
	of $190, collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $195)
190	0.010%, 12/31/2009		190
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $2,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $2)
2	0.001%, 12/31/2009		2
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the amount
	of $180, collateralized by FNMA 4.00% — 8.25%,
	2013 — 2040, value of $183)
180	0.010%, 12/31/2009		180
			1,119
	Total short-term investments
	(cost $1,119)		$1,119
	Total investments
	(cost $277,366) ▲	99.7%	$307,043
	Other assets and liabilities	0.3%	869
	Total net assets	100.0%	$307,912

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.3% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $280,018 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$43,428
Unrealized Depreciation	(16,403)
Net Unrealized Appreciation	$27,025

●	Currently non-income producing.

Y	Convertible security.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$304,268	$304,268	$—	$—
Preferred Stocks ‡	1,656	1,656	—	—
Short-Term Investments	1,119	—	1,119	—
Total	$307,043	$305,924	$1,119	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

Hartford Value Opportunities HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 97.0%
	Banks — 3.3%
289	Popular, Inc.	$654
368	Wells Fargo & Co.	9,924
		10,578
	Capital Goods — 7.4%
85	AMETEK, Inc.	3,250
82	Barnes Group, Inc.	1,390
76	Boeing Co.	4,125
32	Deere & Co.	1,731
91	Dover Corp.	3,782
25	General Dynamics Corp.	1,731
211	General Electric Co.	3,185
16	Lockheed Martin Corp.	1,168
14	Moog, Inc. Class A ●	422
96	Pentair, Inc.	3,101
		23,885
	Consumer Durables & Apparel — 0.6%
105	Toll Brothers, Inc. ●	1,979
	Consumer Services — 1.4%
40	Apollo Group, Inc. Class A ●	2,405
577	Thomas Cook Group plc	2,130
		4,535
	Diversified Financials — 9.4%
167	Ameriprise Financial, Inc.	6,487
480	Bank of America Corp.	7,227
57	Bank of New York Mellon Corp.	1,591
43	JP Morgan Chase & Co.	1,775
174	Oaktree Capital ■●	5,829
157	PennantPark Investment Corp.	1,403
159	TD Ameritrade Holding Corp. ●	3,072
169	UBS AG ●	2,629
28	UBS AG ADR ●	434
		30,447
	Energy — 16.9%
22	Apache Corp.	2,301
105	Baker Hughes, Inc.	4,262
79	Canadian Natural Resources Ltd. ADR	5,662
129	Cobalt International Energy ●	1,784
98	Consol Energy, Inc.	4,901
57	Exxon Mobil Corp.	3,894
94	Halliburton Co.	2,822
94	Newfield Exploration Co. ●	4,547
87	Noble Energy, Inc.	6,182
43	Overseas Shipholding Group, Inc.	1,907
30	Peabody Energy Corp.	1,356
108	SBM Offshore N.V.	2,119
104	Smith International, Inc.	2,818
88	Total S.A. ADR	5,639
142	Tsakos Energy Navigation Ltd.	2,088
142	Weatherford International Ltd. ●	2,536
		54,818
	Food & Staples Retailing — 1.9%
121	Kroger Co.	2,474
132	Sysco Corp.	3,674
		6,148

	Food, Beverage & Tobacco — 1.7%
34	BRF Brasil Foods S.A. ADR	1,802
1	Japan Tobacco, Inc.	4,011
		5,813
	Health Care Equipment & Services — 4.1%
51	Cardinal Health, Inc.	1,628
49	CIGNA Corp.	1,732
44	Covidien plc	2,126
70	Medtronic, Inc.	3,079
60	St. Jude Medical, Inc. ●	2,214
85	UnitedHealth Group, Inc.	2,600
		13,379
	Insurance — 10.7%
139	ACE Ltd.	7,011
60	Everest Re Group Ltd.	5,132
216	Fidelity National Financial, Inc.	2,910
53	First American Financial Corp.	1,769
95	Platinum Underwriters Holdings Ltd.	3,653
76	Principal Financial Group, Inc.	1,829
111	Reinsurance Group of America, Inc.	5,289
280	Unum Group	5,466
5	White Mountains Insurance Group Ltd.	1,556
		34,615
	Materials — 5.4%
36	HeidelbergCement AG	2,487
63	Mosaic Co.	3,781
121	Owens-Illinois, Inc. ●	3,971
723	Rexam plc	3,381
69	Vulcan Materials Co.	3,639
		17,259
	Media — 2.8%
105	Comcast Corp. Class A	1,769
319	Comcast Corp. Special Class A	5,104
135	Virgin Media, Inc.	2,267
		9,140
	Pharmaceuticals, Biotechnology & Life Sciences — 6.5%
182	Alkermes, Inc. ●	1,715
43	Amgen, Inc. ●	2,416
96	Daiichi Sankyo Co., Ltd.	2,013
237	Impax Laboratories, Inc. ●	3,223
296	King Pharmaceuticals, Inc. ●	3,628
431	Pfizer, Inc.	7,835
		20,830
	Real Estate — 1.1%
319	Chimera Investment Corp.	1,237
111	Iguatemi Emp de Shopping	2,168
		3,405
	Retailing — 3.7%
3,040	Buck Holdings L.P. Ù●†	6,230
131	Home Depot, Inc.	3,778
89	Lowe’s Co., Inc.	2,075
		12,083

The accompanying notes are an integral part of these financial statements.

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Semiconductors & Semiconductor Equipment — 0.7%
64	Varian Semiconductor Equipment
	Associates, Inc. ●	$2,289
	Software & Services — 2.5%
31	CACI International, Inc. Class A ●	1,514
215	Microsoft Corp.	6,540
		8,054
	Technology Hardware & Equipment — 9.0%
168	Arrow Electronics, Inc. ●	4,970
67	Avnet, Inc. ●	2,009
258	Cisco Systems, Inc. ●	6,187
260	Corning, Inc.	5,028
245	Emulex Corp. ●	2,674
516	Flextronics International Ltd. ●	3,770
284	JDS Uniphase Corp. ●	2,344
230	Solar Cayman Ltd. Ù●†	1,898
		28,880
	Transportation — 4.2%
556	Delta Air Lines, Inc. ●	6,324
61	TNT N.V.	1,866
63	United Parcel Service, Inc. Class B	3,623
351	US Airways Group, Inc. ●	1,697
		13,510
	Utilities — 3.7%
152	Allegheny Energy, Inc.	3,569
73	Entergy Corp.	5,950
22	FirstEnergy Corp.	1,041
57	Northeast Utilities	1,462
		12,022
	Total common stocks
	(cost $290,520)	$313,669

PREFERRED STOCKS — 1.5%
	Diversified Financials — 1.5%
327	Bank of America Corp. Y	$4,871
	Total preferred stocks
	(cost $4,898)	$4,871
	Total long-term investments
	(cost $295,418)	$318,540

SHORT-TERM INVESTMENTS — 1.6%
	Repurchase Agreements — 1.6%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $1,225, collateralized by
	FHLMC 4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $ 1,250)
$1,225	0.005%, 12/31/2009	$1,225
	Deutsche Bank Securities TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $2,260, collateralized by FNMA
2,260	5.00% — 7.00%, 2022 — 2040, value of $ 2,305) 0.010%, 12/31/2009	2,260

	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $886, collateralized by FHLMC
	4.00% — 8.00%, 2010 — 2039, FNMA 3.50% —
	8.00%, 2013 — 2049, value of $908)
886	0.010%, 12/31/2009		886
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $10,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $10)
10	0.001%, 12/31/2009		10
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $838, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $854)
838	0.010%, 12/31/2009		838
			5,219
	Total short-term investments
	(cost $5,219)		$5,219
	Total investments
	(cost $300,637) ▲	100.1%	$323,759
	Other assets and liabilities	(0.1)%	(386)
	Total net assets	100.0%	$323,373

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.8% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $303,697 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$44,303
Unrealized Depreciation	(24,241)
Net Unrealized Appreciation	$20,062

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $8,128, which represents 2.51% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $5,829, which represents 1.80% of total net assets.

The accompanying notes are an integral part of these financial statements.

Hartford Value Opportunities HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Y	Convertible security.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	3,040	Buck Holdings L.P.	$2,884
03/2007	230	Solar Cayman Ltd. - 144A	3,064

The aggregate value of these securities at December 31, 2009 was $8,128 which represents 2.51% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value +	Amount	Date	(Depreciation)
British Pound (Buy)	$15	$15	01/04/10	$—
Japanese Yen (Sell)	3,538	3,800	03/17/10	262
				$262

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Banks	$10,578	$10,578	$—	$—
Capital Goods	23,885	23,885	—	—
Consumer Durables & Apparel	1,979	1,979	—	—
Consumer Services	4,535	2,405	2,130	—
Diversified Financials	30,447	21,989	2,629	5,829
Energy	54,818	52,699	2,119	—
Food & Staples Retailing	6,148	6,148	—	—
Food, Beverage & Tobacco	5,813	1,802	4,011	—
Health Care Equipment & Services	13,379	13,379	—	—
Insurance	34,615	34,615	—	—
Materials	17,259	11,391	5,868	—
Media	9,140	9,140	—	—
Pharmaceuticals, Biotechnology & Life Sciences	20,830	18,817	2,013	—
Real Estate	3,405	3,405	—	—
Retailing	12,083	5,853	—	6,230
Semiconductors & Semiconductor Equipment	2,289	2,289	—	—
Software & Services.	8,054	8,054	—	—
Technology Hardware & Equipment	28,880	26,982	—	1,898
Transportation	13,510	11,644	1,866	—
Utilities	12,022	12,022	—	—
Total	313,669	279,076	20,636	13,957
Preferred Stocks ‡	4,871	4,871	—	—
Short-Term Investments	5,219	—	5,219	—
Total	$323,759	$283,947	$25,855	$13,957
Other Financial Instruments *	$262	$—	$262	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized Gain	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	(Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Common Stock	$14,309	$(31)	$5,051	*	$(13)	$(5,359)	$13,957
Total	$14,309	$(31)	$5,051		$(13)	$(5,359)	$13,957

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $5,051.

The accompanying notes are an integral part of these financial statements.

(This page intentionally left blank)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Assets and Liabilities
December 31, 2009
(000’s Omitted)

		Hartford	Hartford
	Hartford	Capital	Disciplined
	Advisers	Appreciation	Equity
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at market value; (amortized cost for Money Market Fund) @	$4,183,767	$10,019,929	$1,176,537
Cash	41	109	3,857	*,†
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	2,598	—
Unrealized appreciation on swap contracts	115	—	—
Receivables:
Investment securities sold	2,411	47,155	7,826
Fund shares sold	260	5,102	265
Dividends and interest	16,168	15,933	1,984
Variation margin	—	—	—
Swap premiums paid	160	—	—
Other assets	—	—	—
Total assets	4,202,922	10,090,826	1,190,469
Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	282	—
Bank overdraft — U.S. Dollars	—	—	—
Bank overdraft — foreign cash	—	—	—
Payables:
Investment securities purchased	12,480	70,836	7,139
Fund shares redeemed	2,977	10,790	831
Variation margin	—	—	128
Investment management fees	473	1,193	163
Administrative fees	231	552	65
Distribution fees	40	111	12
Accrued expenses	454	936	136
Written options	—	—	57
Total liabilities	16,655	84,700	8,531
Net assets	$4,186,267	$10,006,126	$1,181,938
Summary of Net Assets:
Capital stock and paid-in-capital	$5,381,464	$11,790,978	$1,428,336
Accumulated undistributed (distributions in excess of) net investment income (loss)	4,894	5,844	1,583
Accumulated net realized loss on investments and foreign currency transactions	(1,528,946)	(2,869,735)	(335,013)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	328,855	1,079,039	87,032
Net assets	$4,186,267	$10,006,126	$1,181,938
Shares authorized	9,500,000	5,000,000	3,500,000
Par value	$0.001	$0.001	$0.001
Class IA: Net asset value per share	$17.47	$36.63	$10.47
Shares outstanding	206,477	229,628	96,322
Net assets	$3,607,929	$8,410,214	$1,008,875
Class IB: Net asset value per share	$17.68	$36.32	$10.42
Shares outstanding	32,715	43,941	16,607
Net assets	$578,338	$1,595,912	$173,063
@ Cost of securities	$3,855,021	$8,943,351	$1,089,669
# Cost of foreign currency on deposit with custodian	$—	$—	$—

*	Cash of $2,844 is pledged as collateral for open put options.
†	Cash of $1,013 is pledged as collateral for open futures contracts.

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
Dividend and	Equity	Fundamental	Global	Global	Global	Global
Growth	Income	Growth	Advisers	Equity	Growth	Health
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$5,006,480	$298,982	$75,176	$240,004	$104,649	$614,800	$216,645
—	—	1	16	—	—	—
—	—	—	—	8	—	—
—	—	—	1,406	—	—	4
—	—	—	—	—	—	—

7,862	—	334	4,148	554	2,562	923
47,728	68	3,578	128	219	745	145
8,039	631	41	935	127	358	197
—	—	—	97	—	—	—
—	—	—	—	—	—	—
—	—	—	—	3	—	—
5,070,109	299,681	79,130	246,734	105,560	618,465	217,914

—	—	—	480	—	3	—
—	—	—	—	2	—	—
—	—	—	—	—	—	—

1,995	—	—	10,836	598	1,434	—
3,856	248	40	406	189	1,772	539
—	—	—	23	—	—	—
613	51	12	37	20	90	39
277	15	4	13	6	34	12
56	3	2	3	3	9	5
529	38	17	40	35	83	38
—	—	—	—	—	—	—
7,326	355	75	11,838	853	3,425	633
$5,062,783	$299,326	$79,055	$234,896	$104,707	$615,040	$217,281

$5,167,241	$337,208	$95,419	$264,390	$128,431	$765,639	$241,871
5,203	437	291	(1,100)	101	142	29
(696,213)	(50,771)	(27,017)	(61,367)	(36,694)	(260,166)	(35,511)

586,552	12,452	10,362	32,973	12,869	109,425	10,892
$5,062,783	$299,326	$79,055	$234,896	$104,707	$615,040	$217,281
4,000,000	800,000	800,000	1,000,000	800,000	3,400,000	800,000
$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001
$17.55	$10.48	$8.38	$10.42	$8.67	$13.71	$12.99
241,995	24,940	6,527	18,792	7,727	35,650	11,869
$4,247,031	$261,324	$54,721	$195,763	$67,012	$488,720	$154,216
$17.51	$10.49	$8.34	$10.36	$8.66	$13.64	$12.74
46,589	3,624	2,918	3,776	4,354	9,264	4,948
$815,752	$38,002	$24,334	$39,133	$37,695	$126,320	$63,065
$4,419,928	$286,530	$64,814	$207,559	$91,780	$505,390	$205,754
$—	$—	$—	$—	$4	$—	$—

The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Assets and Liabilities — (continued)
December 31, 2009
(000’s Omitted)

		Hartford
	Hartford	Growth	Hartford
	Growth	Opportunities	High Yield
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at market value; (amortized cost for Money Market Fund) @	$329,854	$1,200,863	$703,279
Cash	1	—	3
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Unrealized appreciation on swap contracts	—	—	—
Receivables:
Investment securities sold	642	38	3,490
Fund shares sold	415	317	747
Dividends and interest	189	424	13,625
Variation margin	—	—	—
Swap premiums paid	—	—	—
Other assets	—	—	—
Total assets	331,101	1,201,642	721,144

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	55	—
Bank overdraft — U.S. Dollars	—	—	—
Bank overdraft — foreign cash	—	—	—
Payables:
Investment securities purchased	1,445	11,827	3,858
Fund shares redeemed	563	670	1,229
Variation margin	—	—	—
Investment management fees	55	199	96
Administrative fees	18	—	39
Distribution fees	6	10	13
Accrued expenses	52	158	77
Written options	—	—	—
Total liabilities	2,139	12,919	5,312
Net assets	$328,962	$1,188,723	$715,832

Summary of Net Assets:
Capital stock and paid-in-capital	$378,129	$1,446,767	$789,187
Accumulated undistributed (distributions in excess of) net investment income (loss)	88	321	3,966
Accumulated net realized loss on investments and foreign currency transactions	(98,076)	(438,442)	(132,263)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	48,821	180,077	54,942
Net assets	$328,962	$1,188,723	$715,832
Shares authorized	800,000	700,000	2,800,000
Par value	$0.001	$0.001	$0.001
Class IA: Net asset value per share	$10.07	$22.00	$7.94
Shares outstanding	24,073	47,472	66,411
Net assets	$242,406	$1,044,454	$527,000
Class IB: Net asset value per share	$9.92	$21.78	$7.86
Shares outstanding	8,725	6,622	24,036
Net assets	$86,556	$144,269	$188,832
@ Cost of securities	$281,037	$1,020,776	$648,336
# Cost of foreign currency on deposit with custodian	$—	$—	$—

			Hartford
	Hartford	Hartford	International		Hartford	Hartford
Hartford	International	International	Small	Hartford	MidCap	MidCap
Index	Growth	Opportunities	Company	MidCap	Growth	Value
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$978,041	$418,623	$1,463,476	$223,216	$1,642,609	$138,272	$494,154
1	36	1	—	—	1	1
—	32	—	—	—	—	—
—	—	1,988	—	—	—	4
—	—	—	—	—	—	—

106	—	326	—	14,969	—	1,892
522	171	483	44	12,265	1,310	62
1,306	989	1,240	158	963	90	659
—	—	—	—	—	1	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
979,976	419,851	1,467,514	223,418	1,670,806	139,674	496,772

—	10	11	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

184	1,314	601	—	1,877	—	1,651
1,638	273	2,354	161	4,348	112	274
151	—	—	—	—	64	—
27	72	194	39	219	31	82
54	23	80	12	92	—	27
11	7	15	3	12	2	10
115	71	198	38	201	20	66
—	—	—	—	—	—	—
2,180	1,770	3,453	253	6,749	229	2,110
$977,796	$418,081	$1,464,061	$223,165	$1,664,057	$139,445	$494,662

$1,063,435	$780,904	$1,772,149	$309,566	$1,916,273	$137,813	$607,867
793	(37)	45	(1,242)	951	8	876
(58,057)	(408,231)	(521,665)	(116,182)	(485,423)	(13,793)	(176,890)

(28,375)	45,445	213,532	31,023	232,256	15,417	62,809
$977,796	$418,081	$1,464,061	$223,165	$1,664,057	$139,445	$494,662
4,000,000	800,000	2,625,000	800,000	2,400,000	800,000	1,200,000
$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001
$23.22	$7.41	$11.01	$11.29	$21.12	$7.88	$8.33
34,961	42,771	113,245	15,591	70,581	14,507	41,873
$811,634	$316,952	$1,247,179	$175,950	$1,490,852	$114,269	$348,742
$23.12	$7.37	$11.15	$11.19	$20.92	$7.86	$8.30
7,187	13,719	19,452	4,218	8,281	3,203	17,580
$166,162	$101,129	$216,882	$47,215	$173,205	$25,176	$145,920
$1,006,620	$373,195	$1,251,962	$192,196	$1,410,353	$122,978	$431,344
$—	$32	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Assets and Liabilities — (continued)
December 31, 2009
(000’s Omitted)

	Hartford	Hartford	Hartford
	Money	Small	SmallCap
	Market	Company	Growth
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at market value; (amortized cost for Money Market Fund) @	$3,384,326	$1,218,593	$548,396
Cash	—	1	—
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—
Unrealized appreciation on swap contracts	—	—	—
Receivables:
Investment securities sold	—	10,723	1,012
Fund shares sold	1,660	12,982	1,197
Dividends and interest	1,555	482	302
Variation margin	—	—	—
Swap premiums paid	—	—	—
Other assets	—	—	—
Total assets	3,387,541	1,242,781	550,907

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	—	—
Bank overdraft — U.S. Dollars	—	—	—
Bank overdraft — foreign cash	—	—	—
Payables:
Investment securities purchased	—	7,411	1,304
Fund shares redeemed	18,839	328	291
Variation margin	—	140	11
Investment management fees	—	166	94
Administrative fees	45	68	—
Distribution fees	—	14	10
Accrued expenses	402	146	75
Written options	—	—	—
Total liabilities	19,286	8,273	1,785
Net assets	$3,368,255	$1,234,508	$549,122

Summary of Net Assets:
Capital stock and paid-in-capital	$3,377,755	$1,461,453	$692,506
Accumulated undistributed net investment income	—	(495)	11
Accumulated net realized loss on investments and foreign currency transactions	(9,500)	(409,354)	(205,752)
Unrealized appreciation (depreciation) of investments and the translations of assets and liabilities denominated in foreign currency	—	182,904	62,357
Net assets	$3,368,255	$1,234,508	$549,122
Shares authorized	14,000,000	1,500,000	700,000
Par value	$0.001	$0.001	$0.001
Class IA: Net asset value per share	$1.00	$14.23	$15.65
Shares outstanding	2,828,064	72,116	26,121
Net assets	$2,820,121	$1,026,150	$408,754
Class IB: Net asset value per share	$1.00	$13.88	$15.58
Shares outstanding	549,644	15,015	9,011
Net assets	$548,134	$208,358	$140,368
@ Cost of securities	$3,384,326	$1,036,099	$486,079
# Cost of foreign currency on deposit with custodian	$—	$—	$—

*	Cash of $32 is pledged as collateral for open futures contracts.

Hartford			Hartford	Hartford		Hartford
SmallCap		Hartford	Total Return	U.S. Government	Hartford	Value
Value		Stock	Bond	Securities	Value	Opportunities
HLS Fund		HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$82,710		$2,391,406	$4,957,811	$1,398,004	$307,043	$323,759
152	*	—	121	190	—	—
—		—	1,659	2	—	—
—		—	8,692	—	—	262
—		—	—	—	—	—

—		2,041	3,645	265	824	1,123
23		217	2,186	626	42	161
126		2,610	38,444	10,931	451	272
1		—	—	270	—	—
—		—	—	—	—	—
—		—	—	—	—	—
83,012		2,396,274	5,012,558	1,410,288	308,360	325,577

—		—	5,578	—	—	—
—		—	—	—	—	—
—		—	—	—	—	—

110		10,699	306,857	—	156	1,588
2,068		1,489	4,775	1,526	178	515
6		—	—	1,140	—	—
20		177	334	174	52	57
—		132	257	—	17	—
1		23	54	19	4	4
25		252	534	216	41	40
—		—	1,671	14	—	—
2,230		12,772	320,060	3,089	448	2,204
$80,782		$2,383,502	$4,692,498	$1,407,199	$307,912	$323,373

$93,945		$3,446,856	$4,977,934	$1,535,214	$330,590	$461,343
112		1,649	12,027	54,332	533	190
(21,069)		(1,283,619)	(377,420)	(62,588)	(52,888)	(161,544)

7,794		218,616	79,957	(119,759)	29,677	23,384
$80,782		$2,383,502	$4,692,498	$1,407,199	$307,912	$323,373
700,000		4,000,000	5,000,000	700,000	800,000	700,000
$0.001		$0.001	$0.001	$0.001	$0.001	$0.001
$9.40		$36.10	$10.58	$10.53	$9.50	$12.75
7,986		56,927	369,018	107,501	25,767	20,714
$75,105		$2,055,227	$3,902,957	$1,132,301	$244,909	$264,153
$9.34		$36.06	$10.53	$10.48	$9.50	$12.70
608		9,103	75,003	26,237	6,635	4,661
$5,677		$328,275	$789,541	$274,898	$63,003	$59,220
$74,921		$2,172,790	$4,882,760	$1,515,514	$277,366	$300,637
$—		$—	$1,484	$2	$—	$—
The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Operations
For the Year Ended December 31, 2009
(000’s Omitted)

		Hartford	Hartford
	Hartford	Capital	Disciplined
	Advisers	Appreciation	Equity
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$52,843	$137,507	$24,099
Interest	57,714	8,615	216
Securities lending	—	—	—
Less: Foreign tax withheld	(913)	(5,288)	—
Total investment income, net	109,644	140,834	24,315

Expenses:
Investment management fees	16,107	36,065	5,337
Administrative service fees	7,845	16,599	2,104
Distribution fees — Class IB	1,349	3,506	404
Custodian fees	41	212	9
Accounting services fees	628	1,428	126
Board of Directors’ fees	99	181	25
Audit fees	88	151	26
Other expenses	810	1,830	295
Total expenses (before waivers and fees paid indirectly)	26,967	59,972	8,326
Expense waivers	—	—	—
Commission recapture	(292)	(968)	(15)
Custodian fee offset	(20)	—	(1)
Total waivers and fees paid indirectly	(312)	(968)	(16)
Total expenses, net	26,655	59,004	8,310
Net investment income	82,989	81,830	16,005

Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(719,781)	(786,577)	(117,449)
Net realized gain (loss) on futures	(573)	—	1,357
Net realized gain on written options	—	—	1,777
Net realized gain on swap contracts	19	—	—
Net realized gain on forward bonds	—	—	—
Net realized gain (loss) on forward foreign currency contracts	342	(1,582)	—
Net realized gain (loss) on other foreign currency transactions	(510)	2,828	—
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(720,503)	(785,331)	(114,315)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,668,224	3,879,205	343,616
Net unrealized appreciation (depreciation) of futures	—	—	(388)
Net unrealized depreciation of written options	—	—	(65)
Net unrealized appreciation of swap contracts	115	—	—
Net unrealized depreciation of forward bonds	—	—	—
Net unrealized appreciation (depreciation) of forward foreign currency contracts	(25)	2,185	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	14	193	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	1,668,328	3,881,583	343,163
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	947,825	3,096,252	228,848
Payment from Affiliate	—	273	76
Net Increase in Net Assets Resulting from Operations	$1,030,814	$3,178,355	$244,929

Hartford	Hartford	Hartford	Hartford	Hartford	Hartford	Hartford
Dividend and	Equity	Fundamental	Global	Global	Global	Global
Growth	Income	Growth	Advisers	Equity	Growth	Health
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$131,644	$9,680	$870	$2,207	$2,039	$8,830	$3,023
102	4	2	2,983	—	26	2
—	—	—	—	—	—	—
(2,398)	(129)	(5)	(186)	(152)	(720)	(105)
129,348	9,555	867	5,004	1,887	8,136	2,920

19,644	1,643	363	1,265	629	2,991	1,344
8,832	529	122	440	170	1,102	414
1,860	88	50	90	79	287	146
11	7	8	30	64	35	11
618	26	6	40	13	77	21
111	8	3	7	4	14	7
100	10	6	10	14	16	11
1,025	59	17	58	94	238	84
32,201	2,370	575	1,940	1,067	4,760	2,038
—	—	—	—	(85)	—	—
(189)	(15)	(2)	(6)	(8)	(28)	(25)
—	—	—	—	—	—	—
(189)	(15)	(2)	(6)	(93)	(28)	(25)
32,012	2,355	573	1,934	974	4,732	2,013
97,336	7,200	294	3,070	913	3,404	907

(424,171)	(39,698)	(6,786)	(20,749)	(14,608)	(107,073)	(30,260)
—	—	—	(4,120)	13	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	18	—	—	—
—	(10)	—	(4,228)	(22)	(362)	46
—	11	—	(592)	23	332	(27)

(424,171)	(39,697)	(6,786)	(29,671)	(14,594)	(107,103)	(30,241)

1,323,822	76,319	28,220	67,361	43,414	272,310	67,416
—	—	—	73	(5)	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	(690)	—	—	—
—	—	—	3,174	(8)	(4)	4

—	—	—	650	(1)	29	(3)

1,323,822	76,319	28,220	70,568	43,400	272,335	67,417

899,651	36,622	21,434	40,897	28,806	165,232	37,176
106	—	—	—	15	220	23
$997,093	$43,822	$21,728	$43,967	$29,734	$168,856	$38,106

The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Operations — (continued)
For the Year Ended December 31, 2009
(000’s Omitted)

		Hartford
	Hartford	Growth	Hartford
	Growth	Opportunities	High Yield
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$3,937	$11,205	$—
Interest	6	70	63,558
Securities lending	—	12	—
Less: Foreign tax withheld	(71)	(225)	—
Total investment income, net	3,872	11,062	63,558
Expenses:
Investment management fees	1,829	5,737	2,848
Administrative service fees	593	—	1,148
Distribution fees — Class IB	203	310	395
Custodian fees	15	19	11
Accounting services fees	30	—	103
Board of Directors’ fees	9	26	14
Audit fees	10	20	14
Other expenses	110	377	163
Total expenses (before waivers and fees paid indirectly)	2,799	6,489	4,696
Expense waivers	—	—	—
Commission recapture	(27)	(184)	—
Custodian fee offset	—	—	—
Total waivers and fees paid indirectly	(27)	(184)	—
Total expenses, net	2,772	6,305	4,696
Net investment income (loss)	1,100	4,757	58,862
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(57,566)	(140,451)	(7,187)
Net realized gain on futures	—	—	1,154
Net realized gain (loss) on written options	—	—	—
Net realized loss on swap contracts	—	—	—
Net realized gain (loss) on forward foreign currency contracts	(36)	(189)	(290)
Net realized gain (loss) on other foreign currency transactions	26	157	163
Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(57,576)	(140,483)	(6,160)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	143,773	394,069	180,467
Net unrealized appreciation (depreciation) of futures	—	—	(1,300)
Net unrealized appreciation of written options	—	—	—
Net unrealized appreciation of swap contracts	—	—	—
Net unrealized appreciation (depreciation) of forward foreign currency contracts	—	(55)	222
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	4	45	(9)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	143,777	394,059	179,380
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	86,201	253,576	173,220
Payment from Affiliate	—	—	201
Net Increase in Net Assets Resulting from Operations	$87,301	$258,333	$232,283

			Hartford
	Hartford	Hartford	International		Hartford	Hartford
Hartford	International	International	Small	Hartford	MidCap	MidCap
Index	Growth	Opportunities	Company	MidCap	Growth	Value
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$20,157	$10,978	$34,677	$3,874	$20,114	$1,145	$7,436
23	15	60	3	91	4	5
—	3	—	—	—	—	—
—	(1,232)	(3,655)	(349)	(10)	—	(24)
20,180	9,764	31,082	3,528	20,195	1,149	7,417

859	2,414	6,294	1,168	8,180	704	2,608
1,718	763	2,551	359	3,438	—	864
351	241	481	100	401	43	321
21	74	106	52	13	17	26
86	61	204	29	206	—	43
20	12	32	5	46	3	13
24	16	34	11	44	3	12
246	166	464	61	375	41	151
3,325	3,747	10,166	1,785	12,703	811	4,038
—	—	—	—	—	—	—
—	(56)	(62)	(6)	(309)	—	(51)
—	—	—	—	—	—	—
—	(56)	(62)	(6)	(309)	—	(51)
3,325	3,691	10,104	1,779	12,394	811	3,987
16,855	6,073	20,978	1,749	7,801	338	3,430

(28,348)	20,438	(72,695)	(34,454)	(221,182)	5,892	(67,564)
3,750	—	—	—	11,307	637	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	(1,087)	(3,638)	(195)	44	—	(182)
—	941	3,110	85	(33)	—	148

(24,598)	20,292	(73,223)	(34,564)	(209,864)	6,529	(67,598)

211,673	67,037	418,731	89,949	677,841	27,401	222,706
24	—	—	—	—	87	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	(10)	1,991	2	—	—	4

—	26	99	(5)	—	—	(5)

211,697	67,053	420,821	89,946	677,841	27,488	222,705

187,099	87,345	347,598	55,382	467,977	34,017	155,107
—	7	3,351	9	499	—	29
$203,954	$93,425	$371,927	$57,140	$476,277	$34,355	$158,566

The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Operations — (continued)
For the Year Ended December 31, 2009
(000’s Omitted)

	Hartford	Hartford	Hartford
	Money	Small	SmallCap
	Market	Company	Growth
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$—	$6,919	$3,445
Interest	14,995	37	17
Securities lending	—	28	12
Less: Foreign tax withheld	—	(8)	—
Total investment income, net	14,995	6,976	3,474
Expenses:
Investment management fees	8,832	5,347	2,932
Administrative service fees	8,843	2,124	—
Distribution fees — Class IB	295	451	304
Custodian fees	6	43	29
Accounting services fees	442	127	—
Board of Directors’ fees	135	27	12
Audit fees	167	24	14
Treasury guarantee insurance	1,802	—	—
Other expenses	1,147	308	236
Total expenses (before waivers and fees paid indirectly)	21,669	8,451	3,527
Expense waivers	(7,534)	—	—
Commission recapture	—	(278)	(25)
Custodian fee offset	(1)	—	—
Total waivers and fees paid indirectly	(7,535)	(278)	(25)
Total expenses, net	14,134	8,173	3,502
Net investment income (loss)	861	(1,197)	(28)
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	34	(106,473)	(57,406)
Net realized gain (loss) on futures	—	5,584	192
Net realized gain (loss) on written options	—	—	—
Net realized loss on swap contracts	—	—	—
Net realized gain (loss) on forward foreign currency contracts	—	(223)	—
Net realized gain (loss) on other foreign currency transactions	—	151	—
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	34	(100,961)	(57,214)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	—	393,452	204,253
Net unrealized appreciation (depreciation) of futures	—	(17)	4
Net unrealized appreciation of written options	—	—	—
Net unrealized appreciation of swap contracts	—	—	—
Net unrealized appreciation (depreciation) of forward foreign currency contracts	—	(8)	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	—	5	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	—	392,432	204,257
Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	34	291,471	147,043
Payment from Affiliate	3,500	1,017	64
Net Increase in Net Assets Resulting from Operations	$4,395	$291,291	$147,079

Hartford		Hartford	Hartford		Hartford
SmallCap	Hartford	Total Return	U.S. Government	Hartford	Value
Value	Stock	Bond	Securities	Value	Opportunities
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$1,325	$42,476	—	—	$7,128	$5,054
11	107	218,691	61,016	4	9
—	—	—	—	—	1
—	(788)	—	—	(43)	(88)
1,336	41,795	218,691	61,016	7,089	4,976

588	5,829	11,021	6,656	1,732	1,696
—	4,313	8,467	—	560	—
12	738	1,886	752	148	123
21	30	46	8	7	12
—	216	762	—	28	—
3	54	107	41	9	8
7	47	117	51	10	9
—	—	—	—	—	—
72	597	976	521	76	91
703	11,824	23,382	8,029	2,570	1,939
—	—	—	—	—	—
—	(244)	—	—	(14)	(25)
—	—	—	—	—	—
—	(244)	—	—	(14)	(25)
703	11,580	23,382	8,029	2,556	1,914
633	30,215	195,309	52,987	4,533	3,062

(10,158)	(522,770)	(130,534)	2,015	(36,616)	(40,873)
244	—	(1,915)	(25,371)	—	—
—	—	133	(1,252)	—	—
—	—	(7,152)	—	—	—
—	258	(11,524)	(27)	—	11
—	(355)	11,827	169	—	(28)

(9,914)	(522,867)	(139,165)	(24,466)	(36,616)	(40,890)

27,208	1,245,796	520,894	23,655	93,365	140,463
(14)	—	(823)	(6,651)	—	—
—	—	1,619	676	—	—
—	—	1,500	—	—	—
—	(25)	5,494	493	—	262

—	13	143	1	—	(1)

27,194	1,245,784	528,827	18,174	93,365	140,724

17,280	722,917	389,662	(6,292)	56,749	99,834
—	90	—	—	13	—
$17,913	$753,222	$584,971	$46,695	$61,295	$102,896
The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Changes in Net Assets

(000’s Omitted)
	Hartford		Hartford
	Advisers		Capital Appreciation
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$82,989	$137,734	$81,830	$125,222
Net realized loss on investments, other financial instruments and foreign
currency transactions	(720,503)	(752,411)	(785,331)	(2,043,113)
Net unrealized appreciation (depreciation) of investments, other financial
instruments and foreign currency transactions.	1,668,328	(1,448,267)	3,881,583	(4,503,815)
Payment from affiliate	—	—	273	—
Net increase (decrease) in net assets resulting from operations	1,030,814	(2,062,944)	3,178,355	(6,421,706)
Distributions to Shareholders:
From net investment income
Class IA	(73,154)	(139,941)	(65,595)	(115,061)*
Class IB	(10,271)	(20,362)	(9,405)	(19,428)*
From net realized gain on investments
Class IA	—	(30,655)	—	(938,545)
Class IB	—	(5,074)	—	(219,929)
From tax-return of capital
Class IA	—	—	—	(51,895)*
Class IB	—	—	—	(11,359)*
Total distributions	(83,425)	(196,032)	(75,000)	(1,356,217)
Capital Share Transactions:
Class IA
Sold	62,103	116,973	795,821	956,013
Issued on reinvestment of distributions	73,154	170,596	65,595	1,105,501
Redeemed	(749,298)	(1,235,301)	(1,052,608)	(1,832,987)
Total capital share transactions	(614,041)	(947,732)	(191,192)	228,527
Class IB
Sold	19,980	45,838	116,122	275,690
Issued on reinvestment of distributions	10,271	25,436	9,405	250,716
Redeemed	(130,857)	(282,515)	(344,613)	(721,700)
Total capital share transactions	(100,606)	(211,241)	(219,086)	(195,294)
Net increase (decrease) from capital share transactions	(714,647)	(1,158,973)	(410,278)	33,233
Net increase (decrease) in net assets	232,742	(3,417,949)	2,693,077	(7,744,690)
Net Assets:
Beginning of period	3,953,525	7,371,474	7,313,049	15,057,739
End of period	$4,186,267	$3,953,525	$10,006,126	$7,313,049
Accumulated undistributed (distribution in excess of) net investment income	$4,894	$5,796	$5,844	$107
Shares:
Class IA
Sold	4,010	6,258	27,376	25,491
Issued on reinvestment of distributions	4,239	11,601	1,786	27,446
Redeemed	(50,470)	(69,104)	(37,023)	(46,572)
Total share activity	(42,221)	(51,245)	(7,861)	6,365
Class IB
Sold	1,260	2,395	3,965	6,314
Issued on reinvestment of distributions	589	1,697	257	6,168
Redeemed	(8,768)	(15,458)	(11,789)	(17,382)
Total share activity	(6,919)	(11,366)	(7,567)	(4,900)

*	See Federal Income Taxes in the Notes to Financial Statements regarding the reclassified 2008 Distributions to Shareholders amounts.

Hartford		Hartford		Hartford		Hartford
Disciplined Equity		Dividend and Growth		Equity Income		Fundamental Growth
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008	2009	2008

$16,005	$16,289	$97,336	$129,268	$7,200	$10,917	$294	$345

(114,315)	(218,077)	(424,171)	(264,886)	(39,697)	(9,496)	(6,786)	(20,013)

343,163	(458,548)	1,323,822	(2,110,000)	76,319	(123,062)	28,220	(23,193)
76	—	106	—	—	—	—	—
244,929	(660,336)	997,093	(2,245,618)	43,822	(121,641)	21,728	(42,861)

(14,011)	(14,060)	(84,260)	(108,479)	(6,746)	(9,570)	(281)	(145)
(2,043)	(2,093)	(14,651)	(20,732)	(897)	(1,431)	(63)	—

—	(120,237)	—	(102,838)	(1,370)	(19,944)	—	(6,480)
—	(25,188)	—	(24,561)	(207)	(3,405)	—	(3,226)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(16,054)	(161,578)	(98,911)	(256,610)	(9,220)	(34,350)	(344)	(9,851)

72,631	98,985	388,239	550,662	33,265	38,100	18,642	37,812
14,011	134,297	84,260	211,317	8,116	29,514	281	6,625
(141,168)	(249,432)	(604,731)	(946,202)	(47,065)	(87,980)	(13,926)	(33,217)
(54,526)	(16,150)	(132,232)	(184,223)	(5,684)	(20,366)	4,997	11,220

10,251	19,992	53,352	106,679	6,745	8,095	6,944	13,636
2,043	27,281	14,651	45,293	1,104	4,836	63	3,226
(39,352)	(81,091)	(176,922)	(403,920)	(12,303)	(24,825)	(8,018)	(15,706)
(27,058)	(33,818)	(108,919)	(251,948)	(4,454)	(11,894)	(1,011)	1,156
(81,584)	(49,968)	(241,151)	(436,171)	(10,138)	(32,260)	3,986	12,376
147,291	(871,882)	657,031	(2,938,399)	24,464	(188,251)	25,370	(40,336)

1,034,647	1,906,529	4,405,752	7,344,151	274,862	463,113	53,685	94,021
$1,181,938	$1,034,647	$5,062,783	$4,405,752	$299,326	$274,862	$79,055	$53,685

$1,583	$1,554	$5,203	$6,857	$437	$893	$291	$343

8,156	8,609	25,713	29,615	3,689	3,241	2,609	3,844
1,368	11,409	4,873	12,502	793	2,670	37	680
(15,951)	(21,365)	(41,155)	(51,011)	(5,286)	(7,468)	(2,093)	(3,872)
(6,427)	(1,347)	(10,569)	(8,894)	(804)	(1,557)	553	652

1,172	1,607	3,519	5,386	753	714	984	1,428
201	2,304	850	2,633	108	434	8	333
(4,475)	(6,909)	(11,967)	(21,227)	(1,380)	(2,091)	(1,187)	(1,816)
(3,102)	(2,998)	(7,598)	(13,208)	(519)	(943)	(195)	(55)

The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Changes in Net Assets — (continued)

(000’s Omitted)
	Hartford		Hartford
	Global Advisers		Global Equity
	HLS Fund		HLS Fund
				For the Period
	For the Year Ended	For the Year Ended	For the Year Ended	January 31, 2008* through
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$3,070	$5,756	$913	$534
Net realized gain (loss) on investments, other financial
instruments and foreign currency transactions	(29,671)	(28,992)	(14,594)	(18,093)
Net unrealized appreciation (depreciation) of investments, other
financial instruments and foreign currency transactions	70,568	(98,438)	43,400	(28,474)
Payment from affiliate	—	—	15	—
Net increase (decrease) in net assets resulting from operations	43,967	(121,674)	29,734	(46,033)
Distributions to Shareholders:
From net investment income
Class IA	—	(11,289)	(575)	(354)
Class IB	—	(2,077)	(256)	(194)
From net realized gain on investments
Class IA	—	(4,823)	—	—
Class IB	—	(1,018)	—	—
From tax-return of capital
Class IA	—	—	—	(99)
Class IB	—	—	—	(63)
Total distributions	—	(19,207)	(831)	(710)
Capital Share Transactions:
Class IA
Sold	16,400	39,422	17,630	24,228
Issued in merger	—	—	—	84,930
Issued on reinvestment of distributions	—	16,112	575	453
Redeemed	(44,329)	(68,531)	(18,067)	(31,777)
Total capital share transactions	(27,929)	(12,997)	138	77,834
Class IB
Sold	6,932	16,785	8,198	3,470
Issued in merger	—	—	—	51,765
Issued on reinvestment of distributions	—	3,095	256	257
Redeemed	(11,194)	(27,104)	(12,423)	(6,948)
Total capital share transactions	(4,262)	(7,224)	(3,969)	48,544
Net increase (decrease) from capital share transactions	(32,191)	(20,221)	(3,831)	126,378
Net increase (decrease) in net assets.	11,776	(161,102)	25,072	79,635
Net Assets:
Beginning of period	223,120	384,222	79,635	—
End of period	$234,896	$223,120	$104,707	$79,635
Accumulated undistributed (distribution in excess of) net
investment income	$(1,100)	$(319)	$101	$(10)
Shares:
Class IA
Sold	1,814	3,217	2,376	2,566
Issued in merger	—	—	—	9,003
Issued on reinvestment of distributions	—	1,701	68	73
Redeemed	(4,995)	(6,232)	(2,616)	(3,743)
Total share activity	(3,181)	(1,314)	(172)	7,899
Class IB
Sold	758	1,393	1,130	431
Issued in merger	—	—	—	5,495
Issued on reinvestment of distributions	—	324	30	42
Redeemed	(1,259)	(2,404)	(1,850)	(924)
Total share activity	(501)	(687)	(690)	5,044

*	Commencement of operations.

Hartford		Hartford		Hartford		Hartford
Global Growth		Global Health		Growth		Growth Opportunities
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008	2009	2008

$3,404	$5,780	$907	$1,136	$1,100	$822	$4,757	$5,544

(107,103)	(152,347)	(30,241)	10,135	(57,576)	(39,600)	(140,483)	(261,459)

272,335	(487,908)	67,417	(104,154)	143,777	(182,874)	394,059	(494,265)
220	—	23	—	—	—	—	—
168,856	(634,475)	38,106	(92,883)	87,301	(221,652)	258,333	(750,180)

(3,156)	(4,785)	(787)	(1,001)	(1,004)	(748)	(4,552)	(4,411)
(537)	(775)	(184)	(132)	(114)	—	(338)	(203)

—	(29,584)	(193)	(11,812)	—	(10,810)	—	(45,855)
—	(8,357)	(82)	(4,194)	—	(4,725)	—	(8,404)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(3,693)	(43,501)	(1,246)	(17,139)	(1,118)	(16,283)	(4,890)	(58,873)

28,045	71,448	15,566	31,638	28,997	53,023	110,193	216,584
—	—	—	—	—	—	107,640	—
3,156	34,369	980	12,813	1,004	11,558	4,552	50,266
(92,620)	(184,771)	(66,790)	(73,289)	(54,546)	(84,088)	(151,992)	(243,707)
(61,419)	(78,954)	(50,244)	(28,838)	(24,545)	(19,507)	70,393	23,143

11,377	31,692	6,785	14,778	8,535	21,162	19,113	55,321
—	—	—	—	—	—	4,738	—
537	9,132	266	4,326	114	4,725	338	8,607
(32,027)	(81,116)	(17,553)	(34,536)	(27,038)	(61,704)	(36,083)	(94,271)
(20,113)	(40,292)	(10,502)	(15,432)	(18,389)	(35,817)	(11,894)	(30,343)
(81,532)	(119,246)	(60,746)	(44,270)	(42,934)	(55,324)	58,499	(7,200)
83,631	(797,222)	(23,886)	(154,292)	43,249	(293,259)	311,942	(816,253)

531,409	1,328,631	241,167	395,459	285,713	578,972	876,781	1,693,034
$615,040	$531,409	$217,281	$241,167	$328,962	$285,713	$1,188,723	$876,781

$142	$270	$29	$76	$88	$143	$321	$588

2,451	4,465	1,431	2,280	3,483	4,967	6,144	8,780
—	—	—	—	—	—	5,394	—
237	2,004	78	1,192	103	968	215	1,860
(8,240)	(11,158)	(6,446)	(5,478)	(6,593)	(7,898)	(8,429)	(9,712)
(5,552)	(4,689)	(4,937)	(2,006)	(3,007)	(1,963)	3,324	928

1,001	1,976	633	1,076	1,020	1,963	1,072	2,152
—	—	—	—	—	—	240	—
41	513	22	410	12	389	16	309
(2,865)	(4,866)	(1,644)	(2,559)	(3,321)	(5,748)	(2,040)	(3,689)
(1,823)	(2,377)	(989)	(1,073)	(2,289)	(3,396)	(712)	(1,228)
The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Changes in Net Assets — (continued)

(000’s Omitted)
	Hartford		Hartford
	High Yield		Index
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$58,862	$51,455	$16,855	$25,142
Net realized gain (loss) on investments, other financial instruments
and foreign currency transactions	(6,160)	(104,088)	(24,598)	(1,579)
Net unrealized appreciation (depreciation) of investments, other
financial instruments and foreign currency transactions	179,380	(96,993)	211,697	(576,370)
Payment from affiliate	201	—	—	—
Net increase (decrease) in net assets resulting from operations	232,283	(149,626)	203,954	(552,807)
Distributions to Shareholders:
From net investment income
Class IA	(41,516)	(36,994)	(14,604)	(21,266)
Class IB	(14,722)	(15,413)	(2,610)	(3,640)
From net realized gain on investments
Class IA	—	—	(345)	(24,970)
Class IB	—	—	(68)	(4,911)
From tax-return of capital
Class IA	—	—	—	—
Class IB	—	—	—	—
Total distributions	(56,238)	(52,407)	(17,627)	(54,787)
Capital Share Transactions:
Class IA
Sold	177,624	75,111	87,718	82,038
Issued on reinvestment of distributions	41,516	36,994	14,949	46,236
Redeemed	(112,917)	(137,520)	(164,810)	(292,603)
Total capital share transactions	106,223	(25,415)	(62,143)	(164,329)
Class IB
Sold	55,710	34,771	41,042	41,948
Issued on reinvestment of distributions	14,722	15,413	2,678	8,551
Redeemed	(55,312)	(87,247)	(46,203)	(85,275)
Total capital share transactions	15,120	(37,063)	(2,483)	(34,776)
Net increase (decrease) from capital share transactions	121,343	(62,478)	(64,626)	(199,105)
Net increase (decrease) in net assets	297,388	(264,511)	121,701	(806,699)
Net Assets:
Beginning of period	418,444	682,955	856,095	1,662,794
End of period	$715,832	$418,444	$977,796	$856,095
Accumulated undistributed (distribution in excess of) net investment
income	$3,966	$1,269	$793	$1,442
Shares:
Class IA
Sold	25,906	9,534	4,675	3,273
Issued on reinvestment of distributions	5,288	6,801	658	2,143
Redeemed	(16,052)	(16,982)	(8,662)	(11,223)
Total share activity	15,142	(647)	(3,329)	(5,807)
Class IB
Sold	8,244	4,423	2,013	1,603
Issued on reinvestment of distributions	1,894	2,855	119	394
Redeemed	(8,053)	(10,679)	(2,330)	(3,274)
Total share activity	2,085	(3,401)	(198)	(1,277)

Hartford		Hartford		Hartford
International Growth		International Opportunities		International Small Company		Hartford MidCap
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008	2009	2008

$6,073	$9,142	$20,978	$40,227	$1,749	$4,749	$7,801	$11,874

20,292	(427,664)	(73,223)	(443,960)	(34,564)	(80,252)	(209,864)	(275,469)

67,053	(171,636)	420,821	(574,964)	89,946	(79,532)	677,841	(733,451)
7	—	3,351	—	9	—	499	—
93,425	(590,158)	371,927	(978,697)	57,140	(155,035)	476,277	(997,046)

(5,001)	(5,176)	(21,709)	(33,867)	(2,600)	(2,518)	(7,335)	(11,518)
(1,368)	(1,376)	(3,275)	(5,334)	(607)	(585)	(455)	(662)

—	(30,379)	—	(67,380)	—	(6,945)	—	(107,439)
—	(11,747)	—	(13,034)	—	(2,190)	—	(11,813)

(36)	—	—	—	—	—	—	—
(12)	—	—	—	—	—	—	—
(6,417)	(48,678)	(24,984)	(119,615)	(3,207)	(12,238)	(7,790)	(131,432)

28,459	98,925	102,964	203,674	32,653	36,629	167,249	202,668
5,037	35,555	21,709	101,247	2,600	9,463	7,335	118,957
(76,082)	(172,120)	(218,597)	(365,227)	(34,803)	(97,618)	(664,029)	(468,346)
(42,586)	(37,640)	(93,924)	(60,306)	450	(51,526)	(489,445)	(146,721)

9,976	30,332	35,488	49,255	10,596	11,458	22,487	39,487
1,380	13,123	3,275	18,368	607	2,775	455	12,475
(39,706)	(93,474)	(63,176)	(117,772)	(15,281)	(40,614)	(59,996)	(73,130)
(28,350)	(50,019)	(24,413)	(50,149)	(4,078)	(26,381)	(37,054)	(21,168)
(70,936)	(87,659)	(118,337)	(110,455)	(3,628)	(77,907)	(526,499)	(167,889)
16,072	(726,495)	228,606	(1,208,767)	50,305	(245,180)	(58,012)	(1,296,367)

402,009	1,128,504	1,235,455	2,444,222	172,860	418,040	1,722,069	3,018,436
$418,081	$402,009	$1,464,061	$1,235,455	$223,165	$172,860	$1,664,057	$1,722,069

$(37)	$410	$45	$1,291	$(1,242)	$9	$951	$890

4,605	9,267	11,051	16,513	3,229	2,762	9,737	9,224
704	3,502	2,025	8,948	237	805	355	4,954
(12,624)	(17,407)	(24,361)	(30,701)	(3,973)	(8,188)	(35,304)	(21,500)
(7,315)	(4,638)	(11,285)	(5,240)	(507)	(4,621)	(25,212)	(7,322)

1,637	3,065	3,752	3,955	1,107	883	1,317	1,775
194	1,258	302	1,571	56	230	22	512
(6,784)	(9,093)	(6,848)	(9,716)	(1,712)	(3,429)	(3,604)	(3,327)
(4,953)	(4,770)	(2,794)	(4,190)	(549)	(2,316)	(2,265)	(1,040)

The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Changes in Net Assets — (continued)

(000’s Omitted)
	Hartford		Hartford
	MidCap Growth		MidCap Value
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$338	$253	$3,430	$4,924
Net realized gain (loss) on investments, other financial instruments
and foreign currency transactions.	6,529	(20,259)	(67,598)	(107,370)
Net unrealized appreciation (depreciation) of investments, other
financial instruments and foreign currency transactions	27,488	(12,583)	222,705	(227,771)
Payment from affiliate	—	—	29	—
Net increase (decrease) in net assets resulting from operations	34,355	(32,589)	158,566	(330,217)
Distributions to Shareholders:
From net investment income
Class IA	(297)	(198)	(2,375)	(3,163)
Class IB	(33)	(34)	(684)	(837)
From net realized gain on investments
Class IA	—	(479)	—	(103,240)
Class IB	—	(10)	—	(45,610)
From tax-return of capital
Class IA	—	—	—	—
Class IB	—	—	—	—
Total distributions	(330)	(721)	(3,059)	(152,850)
Capital Share Transactions:
Class IA
Sold	70,074	33,954	9,901	49,251
Issued on reinvestment of distributions	297	677	2,375	106,403
Redeemed	(21,977)	(17,842)	(74,759)	(135,202)
Total capital share transactions	48,394	16,789	(62,483)	20,452
Class IB
Sold	20,398	14,890	3,875	12,063
Issued on reinvestment of distributions	33	44	684	46,447
Redeemed	(10,554)	(2,460)	(33,300)	(81,448)
Total capital share transactions	9,877	12,474	(28,741)	(22,938)
Net increase (decrease) from capital share transactions	58,271	29,263	(91,224)	(2,486)
Net increase (decrease) in net assets	92,296	(4,047)	64,283	(485,553)
Net Assets:
Beginning of period	47,149	51,196	430,379	915,932
End of period	$139,445	$47,149	$494,662	$430,379
Accumulated undistributed (distribution in excess of) net investment
income	$8	$7	$876	$759
Shares:
Class IA
Sold	10,698	4,435	1,402	5,084
Issued on reinvestment of distributions	38	87	295	12,605
Redeemed	(3,427)	(2,346)	(11,726)	(15,662)
Total share activity	7,309	2,176	(10,029)	2,027
Class IB
Sold	3,214	2,006	550	1,239
Issued on reinvestment of distributions	4	8	86	5,501
Redeemed	(1,646)	(383)	(5,212)	(9,022)
Total share activity	1,572	1,631	(4,576)	(2,282)

Hartford		Hartford		Hartford		Hartford
Money Market		Small Company		SmallCap Growth		SmallCap Value
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008	2009	2008

$861	$78,080	$(1,197)	$1,524	$(28)	$1,213	$633	$1,147

34	(13,032)	(100,961)	(297,169)	(57,214)	(144,712)	(9,914)	(10,638)

—	—	392,432	(377,603)	204,257	(144,401)	27,194	(14,981)
3,500	—	1,017	—	64	—	—	—
4,395	65,048	291,291	(673,248)	147,079	(287,900)	17,913	(24,472)

(2,502)	(65,065)	(117)	(1,145)	(314)	(2,112)	(592)	(898)
(316)	(11,060)	—	—	—	(532)	(39)	(42)

—	—	—	(3,860)	—	(3,717)	—	(619)
—	—	—	(935)	—	(1,367)	—	(3)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(2,818)	(76,125)	(117)	(5,940)	(314)	(7,728)	(631)	(1,562)

1,474,789	4,105,607	183,208	264,282	43,487	55,867	19,357	22,815
2,450	64,851	117	5,005	314	5,829	592	1,517
(3,085,660)	(1,958,058)	(194,170)	(216,867)	(76,551)	(153,270)	(18,990)	(22,636)
(1,608,421)	2,212,400	(10,845)	52,420	(32,750)	(91,574)	959	1,696

311,880	765,243	31,022	102,296	17,047	27,209	6,562	5,425
313	11,013	—	935	—	1,899	39	45
(538,756)	(453,017)	(49,332)	(109,193)	(30,097)	(62,026)	(5,151)	(2,176)
(226,563)	323,239	(18,310)	(5,962)	(13,050)	(32,918)	1,450	3,294
(1,834,984)	2,535,639	(29,155)	46,458	(45,800)	(124,492)	2,409	4,990
(1,833,407)	2,524,562	262,019	(632,730)	100,965	(420,120)	19,691	(21,044)

5,201,662	2,677,100	972,489	1,605,219	448,157	868,277	61,091	82,135
$3,368,255	$5,201,662	$1,234,508	$972,489	$549,122	$448,157	$80,782	$61,091

$—	$1,955	$(495)	$(5)	$11	$405	$112	$207

1,474,750	4,105,606	16,106	17,252	3,405	3,536	2,520	2,533
2,450	64,851	9	331	22	364	66	190
(3,085,660)	(1,958,057)	(16,051)	(14,953)	(6,036)	(9,427)	(2,501)	(2,481)
(1,608,460)	2,212,400	64	2,630	(2,609)	(5,527)	85	242

311,872	765,243	2,788	6,753	1,355	1,653	851	630
313	11,013	—	55	—	112	5	6
(538,756)	(453,017)	(4,453)	(7,310)	(2,386)	(3,910)	(643)	(264)
(226,571)	323,239	(1,665)	(502)	(1,031)	(2,145)	213	372
The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Changes in Net Assets — (continued)

(000’s Omitted)
	Hartford		Hartford
	Stock		Total Return Bond
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$30,215	$45,411	$195,309	$238,177
Net realized gain (loss) on investments, other financial instruments and
foreign currency transactions	(522,867)	(704,495)	(139,165)	(191,862)
Net unrealized appreciation (depreciation) of investments, other financial
instruments and foreign currency transactions.	1,245,784	(1,106,715)	528,827	(390,429)
Payment from affiliate	90	—	—	—
Net increase (decrease) in net assets resulting from operations	753,222	(1,765,799)	584,971	(344,114)
Distributions to Shareholders:
From net investment income
Class IA	(27,974)	(55,854)	(142,721)	(229,728)
Class IB	(3,748)	(7,717)	(27,279)	(52,707)
From net realized gain on investments
Class IA	—	(17,986)	—	—
Class IB	—	(2,943)	—	—
Total distributions	(31,722)	(84,500)	(170,000)	(282,435)
Capital Share Transactions:
Class IA
Sold	48,050	99,200	816,260	770,573
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	27,974	73,840	142,721	229,728
Redeemed	(454,561)	(679,323)	(563,303)	(790,149)
Total capital share transactions	(378,537)	(506,283)	395,678	210,152
Class IB
Sold	16,986	38,771	143,380	148,834
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	3,748	10,660	27,279	52,707
Redeemed	(78,853)	(156,074)	(197,309)	(371,685)
Total capital share transactions	(58,119)	(106,643)	(26,650)	(170,144)
Net increase (decrease) from capital share transactions	(436,656)	(612,926)	369,028	40,008
Net increase (decrease) in net assets	284,844	(2,463,225)	783,999	(586,541)
Net Assets:
Beginning of period	2,098,658	4,561,883	3,908,499	4,495,040
End of period	$2,383,502	$2,098,658	$4,692,498	$3,908,499
Accumulated undistributed (distribution in excess of) net investment income	$1,649	$3,404	$12,027	$(15,005)
Shares:
Class IA
Sold	1,658	2,511	79,486	71,178
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	796	2,504	13,402	24,309
Redeemed	(15,542)	(17,972)	(55,827)	(73,845)
Total share activity	(13,088)	(12,957)	37,061	21,642
Class IB
Sold.	585	979	14,011	13,597
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	107	356	2,573	5,593
Redeemed	(2,726)	(4,089)	(19,528)	(34,668)
Total share activity	(2,034)	(2,754)	(2,944)	(15,478)

Hartford		Hartford		Hartford
U.S. Government Securities		Value		Value Opportunities
HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008

$52,987	$61,052	$4,533	$7,039	$3,062	$5,413

(24,466)	12,351	(36,616)	(15,757)	(40,890)	(104,532)

18,174	(87,889)	93,365	(147,204)	140,724	(102,911)
—	—	13	—	—	—
46,695	(14,486)	61,295	(155,922)	102,896	(202,030)

(333)	(90,757)	(4,102)	(5,443)	(2,467)	(5,878)
(84)	(23,756)	(918)	(1,368)	(438)	(1,188)

—	—	—	(19,448)	—	(2,173)
—	—	—	(6,202)	—	(539)
(417)	(114,513)	(5,020)	(32,461)	(2,905)	(9,778)

251,188	408,877	29,879	92,740	31,840	33,836

—	280,383	—	—	—	—
333	90,757	4,102	24,891	2,467	8,051
(399,898)	(360,139)	(51,208)	(85,040)	(52,626)	(127,764)
(148,377)	419,878	(17,227)	32,591	(18,319)	(85,877)

50,985	92,738	5,033	12,190	10,564	12,548
—	86,403	—	—	—	—
84	23,756	918	7,570	438	1,727
(119,059)	(139,510)	(17,885)	(42,510)	(17,131)	(47,321)
(67,990)	63,387	(11,934)	(22,750)	(6,129)	(33,046)
(216,367)	483,265	(29,161)	9,841	(24,448)	(118,923)
(170,089)	354,266	27,114	(178,542)	75,543	(330,731)

1,577,288	1,223,022	280,798	459,340	247,830	578,561
$1,407,199	$1,577,288	$307,912	$280,798	$323,373	$247,830

$54,332	$910	$533	$1,020	$190	$314

24,231	37,289	3,824	8,236	3,066	2,692
—	26,154	—	—	—	—
32	8,757	442	2,427	199	827
(38,753)	(33,172)	(6,471)	(8,227)	(5,449)	(10,215)
(14,490)	39,028	(2,205)	2,436	(2,184)	(6,696)

4,934	8,515	629	1,098	1,021	975
—	8,094	—	—	—	—
8	2,298	99	729	35	174
(11,570)	(12,893)	(2,247)	(3,952)	(1,760)	(3,745)
(6,628)	6,014	(1,519)	(2,125)	(704)	(2,596)

The accompanying notes are an integral part of these financial statements.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements
December 31, 2009
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Company” or together the “Companies”) are open-end management investment companies comprised of forty portfolios. Twenty nine portfolios are included in these financial statements. They are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Growth HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund (each a “Fund” or together the “Funds”).

The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is organized as a diversified open-end management investment companies, except for Hartford Global Health HLS Fund, which is non-diversified.

Each Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to Distribution and Service Plans. These Distribution and Service Plans have been adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed).Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation — Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAVof their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Funds are valued on the basis of valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of that Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Funds’ Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Funds’ Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Funds’ Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedules of Investments.

c)
Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc., (“The Hartford”) or Wellington Management Company LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements — A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2009.

f)
Securities Lending — The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, each Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. No Funds had securities out on loan as of December 31, 2009.

g)
Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts that obligate the Funds to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Certain Funds had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of December 31, 2009.

h)
Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds may use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Certain Funds, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities, as of December 31, 2009.

i)
Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Hartford Money Market HLS Fund seeks to maintain a stable NAV of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method, which approximates fair value. Normally, dividends are declared daily and distributed monthly.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)
Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors. Certain Funds, as shown in the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2009.

k)
Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Funds on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. Certain Funds, as shown in the Schedule of Investments, had when-issued or delayed delivery securities as of December 31, 2009.

In connection with the Funds’ ability to purchase securities on a when-issued or forward commitment basis, certain Funds may enter into “dollar rolls” in which a Fund sells securities and contracts with the same counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. The Fund would benefit to the extent of any difference between the price received for the securities and the lower forward price for the future purchase plus any fee income received.

l)
Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

m)
U.S. Government Agencies — Certain Funds, as shown in the Schedule of Investments, may invest in Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) securities. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed the FHLMC and the FNMA, two government-sponsored enterprises (“GSEs”), in conservatorship. As conservator, the FHFA has full powers to control the assets and operations of the firms. Dividends to common and preferred shareholders are suspended, but the U.S. Treasury has put in place a set of financing agreements to ensure that the GSEs continue to meet their obligations to holders of bonds that they have issued or guaranteed.

n)
Senior Floating Rate Interests — Certain Funds, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

o)
Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

p)
Credit Default Swaps — The Funds are subject to credit risk in the normal course of pursuing their investment objectives. Certain Funds may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the agreement. For credit default swap contracts on credit indices at December 31, 2009, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default of other credit event occurring as defined under the terms of the agreement. The Funds are also subject to counterparty risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. A Fund will generally not buy protection on issuers that are not currently held by such Fund. Hartford Advisers HLS Fund, as shown in the Schedule of Investments, had an outstanding credit default swap as of December 31, 2009.

q)
Interest Rate Swaps — The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because certain funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain their ability to generate income at prevailing market rates, certain Funds may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (i.e. LIBOR, etc.), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of December 31, 2009, there were no outstanding interest rate swap agreements.

r)
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

s)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of December 31, 2009.
Hartford Advisers HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Credit contracts	Unrealized appreciation on swap contracts	$115

Hartford Capital Appreciation HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward	$2,598	Unrealized depreciation on forward	$282
	foreign currency contracts		foreign currency contracts

Hartford Disciplined Equity HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Equity contracts	Summary of Net Assets — Unrealized	$82
	appreciation
Equity contracts			Written Options, Market Value	$57

Hartford Global Advisers HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts	Summary of Net Assets — Unrealized	$14	Summary of Net Assets — Unrealized	$117
	appreciation		depreciation
Foreign exchange contracts	Unrealized appreciation on forward	1,406	Unrealized depreciation on forward	480
	foreign currency contracts		foreign currency contracts
Equity contracts			Summary of Net Assets — Unrealized	342
			depreciation

Hartford Global Equity HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward foreign	$—	Unrealized depreciation on forward foreign	$—
	currency contracts		currency contracts

Hartford Global Growth HLS Fund

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location
Foreign exchange contracts		Unrealized depreciation on forward foreign	$3
		currency contracts

Hartford Global Health HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward foreign	$4
	currency contracts

Hartford Growth Opportunities HLS Fund

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location
Foreign exchange contracts		Unrealized depreciation on forward foreign	$55
		currency contracts

Hartford Index HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Equity contracts	Summary of Net Assets — Unrealized	$204
	appreciation

Hartford International Growth HLS Fund

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location
Foreign exchange contracts		Unrealized depreciation on forward foreign	$10
		currency contracts

Hartford International Opportunities HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward	$1,988	Unrealized depreciation on forward	$11
	foreign currency contracts		foreign currency contracts

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

Hartford MidCap Growth HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Equity contracts	Summary of Net Assets — Unrealized	$123
	appreciation

Hartford MidCap Value HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward foreign	$4	Unrealized depreciation on forward foreign	$—
	currency contracts		currency contracts

Hartford Small Company HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Equity contracts	Summary of Net Assets — Unrealized	$408
	appreciation

Hartford SmallCap Growth HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Equity contracts	Summary of Net Assets — Unrealized	$40
	appreciation

Hartford SmallCap Value HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Equity contracts	Summary of Net Assets — Unrealized	$5
	appreciation

Hartford Total Return Bond HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts	Investments in securities, at value	$3,654
	(Purchased Options), Market Value
Interest rate contracts			Written Options, Market Value	$1,671
Foreign exchange contracts	Unrealized appreciation on forward	8,692	Unrealized depreciation on forward	5,578
	foreign currency contracts		foreign currency contracts

Hartford U.S. Government Securities HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Interest rate contracts	Summary of Net Assets — Unrealized	$439	Summary of Net Assets — Unrealized	$2,943
	appreciation		depreciation
Interest rate contracts			Written Options, Market Value	14
Interest rate contracts	Investments in securities, at value	294
	(Purchased Options), Market Value

Hartford Value Opportunities HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Foreign exchange contracts	Unrealized appreciation on forward foreign	$262
	currency contracts

With the exception of the following Funds and specifically the derivatives so noted, the volume of the derivatives that is presented in the Schedules of Investments is consistent with derivative activity during the year ended December 31, 2009:

	Ratio of Futures	Monthly Twelve-Month
	Market Value to	Average of Ratio of
	Net Assets as of	Futures Market Value
Fund	December 31, 2009	Value to Net Assets
Hartford Total Return Bond HLS Fund.	—%	6.92%

	Ratio of Forward	Monthly Twelve-Month
	Foreign Currency Contract	Average of Ratio of
	Market Value to	Forward Foreign Currency
	Net Assets as of	Contracts Market
Fund	December 31, 2009	Value to Net Assets
Hartford Global Advisers HLS Fund	21.52%	28.70%
Hartford International Opportunities HLS Fund	8.15	2.32

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2009:

Hartford Advisers HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$(573)	$—	$—	$(573)
Foreign exchange contracts	—	—	—	342	—	342
Credit contracts	—	—	—	—	19	19
Total	$—	$—	$(573)	$342	$19	$(212)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(25)	$—	$(25)
Credit contracts	—	—	—	—	115	115
Total	$—	$—	$—	$(25)	$115	$90

Hartford Capital Appreciation HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(1,582)	$—	$(1,582)
Total	$—	$—	$—	$(1,582)	$—	$(1,582)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$2,185	$—	$2,185
Total	$—	$—	$—	$2,185	$—	$2,185

Hartford Disciplined Equity HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Equity contracts	$1,777	$(2)	$1,357	$—	$—	$3,132
Total	$1,777	$(2)	$1,357	$—	$—	$3,132

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$(470)	$—	$—	$(470)
Equity contracts	(65)	—	82	—	—	17
Total	$(65)	$—	$(388)	$—	$—	$(453)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

Hartford Equity Income HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(10)	$—	$(10)
Total	$—	$—	$—	$(10)	$—	$(10)

Hartford Global Advisers HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Forward Bonds	Total
Interest rate contracts	$—	$—	$75	$—	$18	$75
Foreign exchange contracts	—	—	—	(4,228)	—	(4,228)
Equity contracts	—	—	(4,195)	—	—	(4,195)
Total	$—	$—	$(4,120)	$(4,228)	$18	$(8,348)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Forward Bonds	Total
Interest rate contracts	$—	$—	$490	$—	$(690)	$490
Foreign exchange contracts	—	—	—	3,174	—	3,174
Equity contracts	—	—	(417)	—	—	(417)
Total	$—	$—	$73	$3,174	$(690)	$3,247

Hartford Global Equity HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(22)	$—	$(22)
Equity contracts	—	—	13	—	—	13
Total	$—	$—	$13	$(22)	$—	$(9)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(8)	$—	$(8)
Equity contracts	—	—	(5)	—	—	(5)
Total	$—	$—	$(5)	$(8)	$—	$(13)

Hartford Global Growth HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(362)	$—	$(362)
Total	$—	$—	$—	$(362)	$—	$(362)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(4)	$—	$(4)
Total	$—	$—	$—	$(4)	$—	$(4)

Hartford Global Health HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$46	$—	$46
Total	$—	$—	$—	$46	$—	$46

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$4	$—	$4
Total	$—	$—	$—	$4	$—	$4

Hartford Growth HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(36)	$—	$(36)
Total	$—	$—	$—	$(36)	$—	$(36)

Hartford Growth Opportunities HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(189)	$—	$(189)
Total	$—	$—	$—	$(189)	$—	$(189)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(55)	$—	$(55)
Total	$—	$—	$—	$(55)	$—	$(55)

Hartford High Yield HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$1,154	$—	$—	$1,154
Foreign exchange contracts	—	—	—	(290)	—	(290)
Total	$—	$—	$1,154	$(290)	$—	$864

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$(1,300)	$—	$—	$(1,300)
Foreign exchange contracts	—	—	—	222	—	222
Total	$—	$—	$(1,300)	$222	$—	$(1,078)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

Hartford Index HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Equity contracts	$—	$—	$3,750	$—	$—	$3,750
Total	$—	$—	$3,750	$—	$—	$3,750

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Equity contracts	$—	$—	$24	$—	$—	$24
Total	$—	$—	$24	$—	$—	$24

Hartford International Growth HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(1,087)	$—	$(1,087)
Total	$—	$—	$—	$(1,087)	$—	$(1,087)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(10)	$—	$(10)
Total	$—	$—	$—	$(10)	$—	$(10)

Hartford International Opportunities HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(3,638)	$—	$(3,638)
Total	$—	$—	$—	$(3,638)	$—	$(3,638)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$1,991	$—	$1,991
Total	$—	$—	$—	$1,991	$—	$1,991

Hartford International Small Company HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(195)	$—	$(195)
Total	$—	$—	$—	$(195)	$—	$(195)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$2	$—	$2
Total	$—	$—	$—	$2	$—	$2

Hartford MidCap HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$44	$—	$44
Equity contracts	—	—	11,307	—	—	11,307
Total	$—	$—	$11,307	$44	$—	$11,351

Hartford MidCap Growth HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Equity contracts	$—	$—	$637	$—	$—	$637
Total	$—	$—	$637	$—	$—	$637

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Equity contracts	$—	$—	$87	$—	$—	$87
Total	$—	$—	$87	$—	$—	$87

Hartford MidCap Value HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(182)	$—	$(182)
Total	$—	$—	$—	$(182)	$—	$(182)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$4	$—	$4
Total	$—	$—	$—	$4	$—	$4

Hartford Small Company HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(223)	$—	$(223)
Equity contracts	—	—	5,584	—	—	5,584
Total	$—	$—	$5,584	$(223)	$—	$5,361

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(8)	$—	$(8)
Equity contracts	—	—	(17)	—	—	(17)
Total	$—	$—	$(17)	$(8)	$—	$(25)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

Hartford SmallCap Growth HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$—	$—	$—
Equity contracts	—	—	192	—	—	192
Total	$—	$—	$192	$—	$—	$192

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Equity contracts	$—	$—	$4	$—	$—	$4
Total	$—	$—	$4	$—	$—	$4

Hartford SmallCap Value HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Equity contracts	$—	$—	$244	$—	$—	$244
Total	$—	$—	$244	$—	$—	$244

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Equity contracts	$—	$—	$(14)	$—	$—	$(14)
Total	$—	$—	$(14)	$—	$—	$(14)

Hartford Stock HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$258	$—	$258
Total	$—	$—	$—	$258	$—	$258

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(25)	$—	$(25)
Total	$—	$—	$—	$(25)	$—	$(25)

Hartford Total Return Bond HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$133	$1,551	$(1,915)	$—	$—	$(231)
Foreign exchange contracts	—	—	—	(11,524)	—	(11,524)
Credit contracts	—	—	—	—	(7,152)	(7,152)
Total	$133	$1,551	$(1,915)	$(11,524)	$(7,152)	$(18,907)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$1,619	$(6,665)	$(823)	$—	$—	$(5,869)
Foreign exchange contracts	—	—	—	5,494	—	5,494
Credit contracts	—	—	—	—	1,500	1,500
Total	$1,619	$(6,665)	$(823)	$5,494	$1,500	$1,125

Hartford U.S. Government Securities HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$(1,252)	$2,318	$(25,371)	$—	$—	$(24,305)
Foreign exchange contracts	—	—	—	(27)	—	(27)
Total	$(1,252)	$2,318	$(25,371)	$(27)	$—	$(24,332)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$676	$(1,078)	$(6,651)	$—	$—	$(7,053)
Foreign exchange contracts	—	—	—	493	—	493
Total	$676	$(1,078)	$(6,651)	$493	$—	$(6,560)

Hartford Value Opportunities HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$11	$—	$11
Total	$—	$—	$—	$11	$—	$11

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options*	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$262	$—	$262
Total	$—	$—	$—	$262	$—	$262
*
Realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options are included in the Net realized gain (loss) on investments and Net unrealized appreciation (depreciation) of investments, respectively, on the Statements of Operations.

t)
Indemnifications — Under the Companies’ organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Companies, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Companies’ maximum exposure under these arrangements is unknown. However, the Companies have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

3.	Futures and Options:

Certain Funds are subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange-traded through a clearing house. The clearing house requires sufficient collateral to cover margins. Certain Funds, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on a Fund’s

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to a Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. Transactions involving written option contracts for the Funds during the year ended December 31, 2009, are summarized below:
	Hartford Disciplined Equity HLS Fund
	Options Contract Activity During the
	Year Ended December 31, 2009
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	2,017	$191
Written	22,975	1,511
Expired	(16,994)	(1,112)
Closed	(5,247)	(370)
Exercised	(2,075)	(158)
End of Year	676	$62

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	3,253	$138
Written	17,237	993
Expired	(14,518)	(794)
Closed	(3,669)	(197)
Exercised	(1,549)	(63)
End of Year	754	$77

	Hartford Total Return Bond HLS Fund
	Options Contract Activity During the
	Year Ended December 31, 2009
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	10,710	5,763
Expired	—	—
Closed	(4,420)	(2,473)
Exercised	—	—
End of Year	6,290	$3,290

	Hartford U.S. Government
	Securities HLS Fund
	Options Contract Activity During the
	Year Ended December 31, 2009
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	1,686	$48
Written	53,638	20,300
Expired	(2,529)	(55)
Closed	(51,929)	(20,025)
Exercised	—	—
End of Year	866	$268

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	765	$859
Written	33,482	28,504
Expired	(3,480)	(207)
Closed	(30,767)	(29,156)
Exercised	—	—
End of Year	—	$—

* The number of contracts does not omit 000’s.

4.	Federal Income Taxes:

a)
Federal Income Taxes — For federal income tax purposes, the Funds intend to continue to qualify as RICs under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of RICs. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Funds for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	December 31, 2009			December 31, 2008
		Long-Term	Tax		Long-Term	Tax
	Ordinary	Capital	Return of	Ordinary	Capital	Return of
	Income	Gains(a)	Capital	Income	Gains(a)	Capital
Hartford Advisers HLS Fund.	$83,425	$—	$—	$165,176	$30,856	$—
Hartford Capital Appreciation HLS Fund	75,000	—	—	421,639	871,324	63,254
Hartford Disciplined Equity HLS Fund	16,054	—	—	34,131	127,447	—
Hartford Dividend and Growth HLS Fund	98,911	—	—	148,624	107,986	—
Hartford Equity Income HLS Fund	7,643	1,577	—	11,001	23,349	—
Hartford Fundamental Growth HLS Fund	344	—	—	8,938	913	—
Hartford Global Advisers HLS Fund	—	—	—	14,026	5,181	—
Hartford Global Equity HLS Fund	831	—	—	548	—	162
Hartford Global Growth HLS Fund	3,693	—	—	9,441	34,060	—
Hartford Global Health HLS Fund	971	275	—	3,278	13,861	—
Hartford Growth HLS Fund	1,118	—	—	3,714	12,569	—
Hartford Growth Opportunities HLS Fund	4,890	—	—	24,880	33,993	—
Hartford High Yield HLS Fund	56,238	—	—	52,407	—	—
Hartford Index HLS Fund	17,214	413	—	25,681	29,106	—
Hartford International Growth HLS Fund	6,369	—	48	31,760	16,918	—
Hartford International Opportunities HLS Fund	24,984	—	—	97,735	21,880	—
Hartford International Small Company HLS Fund.	3,207	—	—	5,940	6,298	—
Hartford MidCap HLS Fund	7,790	—	—	61,086	70,346	—
Hartford MidCap Growth HLS Fund	330	—	—	512	209	—
Hartford MidCap Value HLS Fund	3,059	—	—	29,469	123,381	—
Hartford Money Market HLS Fund	2,818	—	—	76,078	—	—
Hartford Small Company HLS Fund	117	—	—	1,146	4,794	—
Hartford SmallCap Growth HLS Fund	314	—	—	3,785	3,943	—
Hartford SmallCap Value HLS Fund	631	—	—	1,364	198	—
Hartford Stock HLS Fund	31,722	—	—	78,096	6,404	—
Hartford Total Return Bond HLS Fund	170,000	—	—	282,435	—	—
Hartford U.S. Government Securities HLS Fund	417	—	—	114,513	—	—
Hartford Value HLS Fund	5,020	—	—	12,907	19,554	—
Hartford Value Opportunities HLS Fund	2,905	—	—	8,082	1,696	—

(a)	The Funds designate these distributions as long-term capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2009, the components of distributable earnings (deficit) on tax basis were as follows:
					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and Other	Appreciation	Earnings
	Income	Capital Gain	Losses*	(Depreciation)@	(Deficit)
Hartford Advisers HLS Fund	$4,894	$—	$(1,437,552)	$237,461	$(1,195,197)
Hartford Capital Appreciation HLS Fund	8,246	—	(2,502,243)	709,145	(1,784,852)
Hartford Disciplined Equity HLS Fund	1,583	—	(334,851)	86,870	(246,398)
Hartford Dividend and Growth HLS Fund	5,203	—	(680,126)	570,465	(104,458)
Hartford Equity Income HLS Fund	437	—	(48,419)	10,100	(37,882)

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and Other	Appreciation	Earnings
	Income	Capital Gain	Losses*	(Depreciation)@	(Deficit)
Hartford Fundamental Growth HLS Fund	$291	$—	$(25,745)	$9,090	$(16,364)
Hartford Global Advisers HLS Fund	—	—	(58,446)	28,952	(29,494)
Hartford Global Equity HLS Fund	143	—	(33,013)	9,146	(23,724)
Hartford Global Growth HLS Fund	139	—	(255,942)	105,204	(150,599)
Hartford Global Health HLS Fund	34	—	(31,962)	7,338	(24,590)
Hartford Growth HLS Fund	88	—	(92,093)	42,838	(49,167)
Hartford Growth Opportunities HLS Fund	266	—	(430,954)	172,644	(258,044)
Hartford High Yield HLS Fund	4,249	—	(130,452)	53,132	(73,071)
Hartford Index HLS Fund	793	—	(29,647)	(56,785)	(85,639)
Hartford International Growth HLS Fund	—	—	(405,472)	42,649	(362,823)
Hartford International Opportunities HLS Fund	2,022	—	(497,714)	187,604	(308,088)
Hartford International Small Company HLS Fund	1,183	—	(113,997)	26,413	(86,401)
Hartford MidCap HLS Fund	951	—	(472,760)	219,593	(252,216)
Hartford MidCap Growth HLS Fund	8	—	(12,188)	13,812	1,632
Hartford MidCap Value HLS Fund	880	—	(165,387)	51,302	(113,205)
Hartford Money Market HLS Fund	—	—	(9,500)	—	(9,500)
Hartford Small Company HLS Fund	476	—	(388,285)	160,864	(226,945)
Hartford SmallCap Growth HLS Fund	12	—	(202,689)	59,293	(143,384)
Hartford SmallCap Value HLS Fund	114	—	(18,891)	5,614	(13,163)
Hartford Stock HLS Fund	1,649	—	(1,197,213)	132,210	(1,063,354)
Hartford Total Return Bond HLS Fund	15,144	—	(379,656)	79,079	(285,433)
Hartford U.S. Government Securities HLS Fund	54,332	—	(65,096)	(117,251)	(128,015)
Hartford Value HLS Fund	533	—	(50,236)	27,025	(22,678)
Hartford Value Opportunities HLS Fund	453	—	(158,485)	20,062	(137,970)

*	Certain Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

@
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

In 2009, the Hartford Capital Appreciation HLS Fund decided to amend its 2008 federal tax return in order to change an election relating to the recognition and classification of certain net realized losses and ordinary income items. As a result, a portion of the distributions that were made by the Fund during 2008 were reclassified as return of capital in the Statement of Changes in Net Assets. This reclassification had no impact on the total net assets or net asset value of the Fund.

d)
Reclassification of Capital Accounts — The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2009, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital
Hartford Advisers HLS Fund	$(466)	$469	$(3)
Hartford Capital Appreciation HLS Fund	(1,366)	1,366	—
Hartford Disciplined Equity HLS Fund	2	8,428	(8,430)
Hartford Dividend and Growth HLS Fund	(185)	189	(4)
Hartford Equity Income HLS Fund	(13)	13	—
Hartford Fundamental Growth HLS Fund	(2)	2	—
Hartford Global Advisers HLS Fund	(3,851)	4,845	(994)
Hartford Global Equity HLS Fund	14	23,129	(23,143)
Hartford Global Growth HLS Fund	(59)	59	—
Hartford Global Health HLS Fund	(6)	6	—
Hartford Growth HLS Fund	(37)	37	—
Hartford Growth Opportunities HLS Fund	(134)	23,030	(22,896)
Hartford High Yield HLS Fund	(128)	1,002	(874)
Hartford Index HLS Fund	(290)	290	—
Hartford International Growth HLS Fund	(158)	158	—
Hartford International Opportunities HLS Fund	(591)	4,221	(3,630)
Hartford International Small Company HLS Fund	198	(198)	—

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital
Hartford MidCap HLS Fund	$(449)	$449	$—
Hartford MidCap Growth HLS Fund	(7)	16	(9)
Hartford MidCap Value HLS Fund	(283)	284	(1)
Hartford Money Market HLS Fund	2	(2)	—
Hartford Small Company HLS Fund	(193)	193	—
Hartford SmallCap Growth HLS Fund	(116)	116	—
Hartford SmallCap Value HLS Fund	(97)	97	—
Hartford Stock HLS Fund	(338)	340	(2)
Hartford Total Return Bond HLS Fund	1,723	(1,723)	—
Hartford U.S. Government Securities HLS Fund	852	(852)	—
Hartford Value HLS Fund	(13)	13	—
Hartford Value Opportunities HLS Fund	(281)	281	—

e)	Capital Loss Carryforward — At December 31, 2009 (tax-year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

	2010	2011	2012	2013	2014	2015	2016	2017	Total
Hartford Advisers HLS Fund	$—	$—	$—	$—	$—	$—	$455,474	$957,662	$1,413,136
Hartford Capital Appreciation HLS Fund	—	—	—	—	—	—	735,471	1,766,772	2,502,243
Hartford Disciplined Equity HLS Fund	758	—	—	—	—	—	146,580	187,513	334,851
Hartford Dividend and Growth HLS Fund	—	—	—	—	—	—	39,088	641,038	680,126
Hartford Equity Income HLS Fund	—	—	—	—	—	—	—	48,208	48,208
Hartford Fundamental Growth HLS Fund	—	—	—	—	—	—	10,398	14,927	25,325
Hartford Global Advisers HLS Fund	—	—	—	—	—	—	19,548	38,065	57,613
Hartford Global Equity HLS Fund	—	—	—	—	—	1,879	8,899	21,620	32,398
Hartford Global Growth HLS Fund	—	—	—	—	—	—	92,362	162,380	254,742
Hartford Global Health HLS Fund	—	—	—	—	—	—	—	28,383	28,383
Hartford Growth HLS Fund	—	—	—	—	—	—	23,721	66,808	90,529
Hartford Growth Opportunities HLS Fund	346	—	—	—	—	21,190	167,204	242,214	430,954
Hartford High Yield HLS Fund	—	13,116	—	—	2,846	—	62,492	51,998	130,452
Hartford Index HLS Fund	—	—	—	—	—	—	—	26,720	26,720
Hartford International Growth HLS Fund	—	—	—	—	—	—	280,669	124,514	405,183
Hartford International Opportunities HLS Fund	1,046	—	—	—	—	—	209,068	287,600	497,714
Hartford International Small Company HLS Fund	—	—	—	—	—	—	50,453	63,544	113,997
Hartford MidCap HLS Fund	—	—	—	—	—	—	142,416	330,344	472,760
Hartford MidCap Growth HLS Fund	—	—	—	—	—	—	5,661	6,527	12,188
Hartford MidCap Value HLS Fund	—	—	—	—	—	—	72,411	89,643	162,054
Hartford Money Market HLS Fund	—	—	—	—	—	—	9,500	—	9,500
Hartford Small Company HLS Fund	—	—	—	—	—	—	156,734	231,551	388,285
Hartford SmallCap Growth HLS Fund	—	—	—	—	—	—	92,116	108,943	201,059
Hartford SmallCap Value HLS Fund	—	—	—	—	—	—	6,789	11,359	18,148
Hartford Stock HLS Fund	—	—	—	—	—	—	431,980	738,282	1,170,262
Hartford Total Return Bond HLS Fund	—	—	—	—	22,202	—	141,751	215,497	379,450
Hartford U.S. Government Securities HLS Fund	—	—	—	16,217	15,888	—	—	24,399	56,504
Hartford Value HLS Fund	—	—	—	—	—	—	4,650	44,243	48,893
Hartford Value Opportunities HLS Fund	—	—	—	—	—	—	102,597	55,687	158,284

As of December 31, 2009, the expiration of capital loss carryforwards were as follows:

Amount
Hartford Disciplined Equity HLS Fund	$8,430
Hartford Global Equity HLS Fund	23,115
Hartford Growth Opportunities HLS Fund	22,896
Hartford High Yield HLS Fund	875
Hartford International Opportunities HLS Fund	3,630

As a result of current or past mergers, certain provisions in the IRC may limit the future utilization of capital losses in the Hartford Growth Opportunities HLS Fund.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

As of December 31, 2009, the following Funds elected to defer the following post October losses.

		Long-Term
Fund	Ordinary Income	Capital Gain
Hartford Advisers HLS Fund	$—	$24,416
Hartford Equity Income HLS Fund	—	211
Hartford Fundamental Growth HLS Fund	—	420
Hartford Global Advisers HLS Fund	—	833
Hartford Global Equity HLS Fund	—	615
Hartford Global Growth HLS Fund	—	1,200
Hartford Global Health HLS Fund	—	3,579
Hartford Growth HLS Fund	—	1,564
Hartford Index HLS Fund	—	2,927
Hartford International Growth HLS Fund	47	242
Hartford MidCap Value HLS Fund	—	3,333
Hartford SmallCap Growth HLS Fund	—	1,630
Hartford SmallCap Value HLS Fund	—	743
Hartford Stock HLS Fund	—	26,951
Hartford Total Return Bond HLS Fund	—	206
Hartford U.S. Government Securities HLS Fund	—	8,592
Hartford Value HLS Fund	—	1,343
Hartford Value Opportunities HLS Fund	—	201

f)
Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Funds’ financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

5.	Expenses:

a)
Investment Management Agreements — HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to an Investment Management Agreement for the Companies. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Funds.

HL Advisors has contracted with Wellington for the provision of day-to-day investment management services to Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford Value HLS Fund and Hartford Value Opportunities HLS Fund in accordance with each Fund’s investment objective and policies.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford MidCap Growth HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Total Return Bond HLS Fund and Hartford U.S. Government Securities HLS Fund in accordance with each Fund’s investment objectives and policies.

HL Advisors has also contracted with Kayne Anderson Rudnick Investment Management, LLC (“KAR”), Metropolitan West Capital Management, LLC (“MetWest Capital”) and SSgA Funds Management, Inc. (“SSgA FM”) for the provision of the day-to-day investment management services for Hartford SmallCap Value HLS Fund in accordance with the Fund’s investment objective and policies.

Each Fund pays a fee to HL Advisors, a portion of which may be used to compensate Hartford Investment Management, KAR, MetWest Capital, SSgA FM and Wellington, as applicable.

b)
Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the following Funds, Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund’s average daily net assets, except for Hartford Index HLS Fund. The Hartford Index HLS Fund pays an administrative service fee of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors’ fees).

The schedules below reflect the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered during the year ended December 31, 2009; the fees are accrued daily and paid monthly.

Hartford Global Equity HLS Fund (1)

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

1)	HL Advisers has contractually agreed to waive management fees of 0.10% of average daily net assets until May 1, 2010.

As of November 1, 2009, HL Advisers agreed to permanently waive management fees at the first two breakpoints. Prior to November 1, 2009, the management fee breakpoints were as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

Hartford SmallCap Value HLS Fund

Average Daily Net Assets	Annual Fee
On first $50 million	0.9000%
On next $4.95 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

Hartford Global Health HLS Fund,
Hartford International Growth HLS Fund
and Hartford International Small Company HLS Fund

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $4.5 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

Hartford Equity Income HLS Fund,
Hartford Growth HLS Fund,
Hartford MidCap Value HLS Fund
and Hartford Value HLS Fund

Average Daily Net Assets	Annual Fee
On first $250 million	0.8250%
On next $250 million	0.7750%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

Hartford Fundamental Growth HLS Fund

Average Daily Net Assets	Annual Fee
On first $250 million	0.8000%
On next $250 million	0.7500%
On next $4.5 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

Hartford MidCap Growth HLS Fund

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6800%
Over $10 billion	0.6700%

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

Hartford Capital Appreciation HLS Fund,
Hartford Disciplined Equity HLS Fund,
Hartford Dividend and Growth HLS Fund,
Hartford Global Advisers HLS Fund,
Hartford Global Growth HLS Fund,
Hartford International Opportunities HLS Fund
and Hartford MidCap HLS Fund

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Hartford Small Company HLS Fund

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $500 million	0.6000%
On next $3.5 billion	0.5500%
On next $5 billion	0.5300%
Over $10 billion	0.5200%

Hartford High Yield HLS Fund

Average Daily Net Assets	Annual Fee
On first $500 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6050%
Over $10 billion	0.5950%

Hartford Growth Opportunities HLS Fund
and Hartford Value Opportunities HLS Fund

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

Hartford SmallCap Growth HLS Fund

Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

Hartford Advisers HLS Fund

Average Daily Net Assets	Annual Fee
On first $250 million	0.6800%
On next $250 million	0.6550%
On next $500 million	0.6450%
On next $4 billion	0.5950%
On next $5 billion	0.5925%
Over $10 billion	0.5900%

Hartford Stock HLS Fund

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4475%
Over $10 billion	0.4450%

Hartford Total Return Bond HLS Fund

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

Hartford U.S. Government Securities HLS Fund

Average Daily Net Assets	Annual Fee
On first $5 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

Hartford Money Market HLS Fund

Average Daily Net Assets	Annual Fee
On first $5 billion	0.4000%
On next $5 billion	0.3800%
Over $10 billion	0.3700%

Hartford Index HLS Fund

Average Daily Net Assets	Annual Fee
On first $2 billion	0.3000%
On next $3 billion	0.2000%
On next $5 billion	0.1800%
Over $10 billion	0.1700%

c)
Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund and Hartford Value HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation based on each Fund’s average daily net assets. The Funds’ accounting services fees are accrued daily and paid monthly.

The rates of compensation paid to HLIC is as follows:

Hartford Capital Appreciation HLS Fund,
Hartford Global Advisers HLS Fund,
Hartford High Yield HLS Fund
and Hartford Total Return Bond HLS Fund

Average Daily Net Assets	Annual Rate
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Hartford Advisers HLS Fund,
Hartford Global Equity HLS Fund,
Hartford International Growth HLS Fund,
Hartford International Opportunities HLS Fund
and Hartford International Small Company HLS Fund

Average Daily Net Assets	Annual Rate
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Hartford Dividend and Growth HLS Fund
and Hartford Global Growth HLS Fund

Average Daily Net Assets	Annual Rate
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Hartford Disciplined Equity HLS Fund,
Hartford MidCap HLS Fund
and Hartford Small Company HLS Fund

Average Daily Net Assets	Annual Rate
On first $5 billion	0.012%
Over $5 billion	0.010%

Hartford Equity Income HLS Fund,
Hartford Fundamental Growth HLS Fund,
Hartford Global Health HLS Fund,
Hartford Growth HLS Fund,
Hartford Index HLS Fund,
Hartford MidCap Value HLS Fund,
Hartford Money Market HLS Fund,
Hartford Stock HLS Fund
and Hartford Value HLS Fund

Average Daily Net Assets	Annual Rate
All assets	0.010%

d)
Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2009, a portion of the Funds’ chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Funds was in the amount of $107. Hartford Investment Services Company LLC (“HISC”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds. HISC was compensated $71 for providing such services. These fees are accrued daily and paid monthly.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

On September 25, 2009, due to the realized losses incurred by the Hartford Money Market HLS Fund, HL Advisers paid $3,500 to the Fund to provide support to the Fund’s $1.00 NAV. The payment had no impact on the Fund’s total return. This amount is shown as an increase from payments by affiliate on the Statement of Operations.

For the year ended December 31, 2009, HL Advisers has reimbursed expenses or waived fees for Hartford Money Market HLS Fund to the extent necessary to prevent the Fund’s investment income from falling below the level of its expenses.

e)
Operating Expenses — Allocable expenses incurred by the Companies are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of each Fund and class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund.

f)
Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisers, LLC and Russell Implementation Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2009, these amounts are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the		For the				For the		For the		For the
	Year Ended		Year Ended				Year Ended		Year Ended		Year Ended
	December 31,		December 31,				December 31,		December 31,		December 31,
	2009		2008				2007		2006		2005
	Class IA	Class IB	Class IA		Class IB		Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Hartford Advisers HLS Fund	0.65%	0.90%	0.63%		0.88%		0.63%	0.88%	0.62%	0.87%	0.64%	0.89%
Hartford Capital Appreciation HLS Fund	0.67	0.92	0.66		0.91		0.67	0.92	0.66	0.91	0.67	0.92
Hartford Disciplined Equity HLS Fund	0.75	1.00	0.71		0.96		0.70	0.95	0.71	0.96	0.72	0.97
Hartford Dividend and Growth HLS Fund	0.68	0.93	0.66		0.91		0.67	0.92	0.66	0.91	0.66	0.91
Hartford Equity Income HLS Fund	0.86	1.11	0.84		1.09		0.83	1.08	0.74	0.99	0.75	1.00
Hartford Fundamental Growth HLS Fund	0.86	1.11	0.85		1.10		0.86	1.11	0.83	1.08	0.89	1.14
Hartford Global Advisers HLS Fund	0.84	1.09	0.81		1.06		0.80	1.05	0.80	1.05	0.77	1.03
Hartford Global Equity HLS Fund	1.05	1.30	0.93	(a)	1.18	(a)	NA	NA	NA	NA	NA	NA
Hartford Global Growth HLS Fund	0.81	1.06	0.74		0.99		0.73	0.98	0.74	0.99	0.68	0.93
Hartford Global Health HLS Fund	0.90	1.15	0.88		1.13		0.87	1.12	0.87	1.12	0.86	1.11
Hartford Growth HLS Fund	0.87	1.12	0.84		1.09		0.83	1.08	0.82	1.07	0.82	1.07
Hartford Growth Opportunities HLS Fund	0.64	0.89	0.63		0.88		0.63	0.88	0.63	0.88	0.58	0.84
Hartford High Yield HLS Fund	0.75	1.00	0.74		0.99		0.72	0.97	0.72	0.97	0.76	1.01
Hartford Index HLS Fund	0.35	0.60	0.32		0.57		0.33	0.58	0.33	0.58	0.42	0.67
Hartford International Growth HLS Fund	0.90	1.15	0.84		1.09		0.82	1.07	0.85	1.10	0.86	1.11
Hartford International Opportunities HLS Fund	0.75	1.00	0.71		0.96		0.70	0.95	0.73	0.98	0.74	0.99
Hartford International Small Company HLS Fund	0.93	1.18	0.89		1.14		0.88	1.13	0.92	1.17	0.97	1.22
Hartford MidCap HLS Fund	0.70	0.95	0.68		0.93		0.68	0.93	0.66	0.91	0.68	0.93
Hartford MidCap Growth HLS Fund	0.87	1.12	0.85		1.10	(b)	0.65	NA	0.78	NA	0.81	NA
Hartford MidCap Value HLS Fund	0.85	1.10	0.80		1.05		0.79	1.04	0.77	1.02	0.78	1.03
Hartford Money Market HLS Fund	0.32	0.34	0.42		0.67		0.42	0.67	0.48	0.73	0.49	0.74
Hartford Small Company HLS Fund	0.73	0.98	0.71		0.96		0.70	0.95	0.70	0.95	0.71	0.96
Hartford SmallCap Growth HLS Fund	0.68	0.93	0.64		0.89		0.63	0.88	0.62	0.87	0.62	0.87
Hartford SmallCap Value HLS Fund	1.05	1.30	0.95		1.20		0.96	1.21	0.97	1.22	0.92	1.17
Hartford Stock HLS Fund	0.50	0.75	0.48		0.73		0.48	0.73	0.47	0.72	0.48	0.73
Hartford Total Return Bond HLS Fund	0.51	0.76	0.49		0.74		0.49	0.74	0.49	0.74	0.50	0.75
Hartford U.S. Government Securities HLS Fund	0.49	0.74	0.46		0.71		0.47	0.72	0.48	0.73	0.47	0.72
Hartford Value HLS Fund	0.86	1.11	0.84		1.09		0.84	1.09	0.84	1.09	0.85	1.10
Hartford Value Opportunities HLS
Fund	0.67	0.92	0.64		0.89		0.63	0.88	0.64	0.89	0.64	0.89

(a)	From January 31, 2008 (commencement of operations) through December 31, 2008.
(b)	From March 31, 2008 (commencement of operations) through December 31, 2008.

g)
Distribution Plan for Class IB shares — The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Hartford Money Market HLS Fund’s 12b-1 Plan of Distribution to zero for Class IB for a period of six months, effective March 1, 2009. Effective September 1, 2009, the Board of Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s 12b-1 plan. The Hartford Money Market HLS Fund’s actions may result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Hartford Money Market HLS Fund’s distributor to zero for Class IB during this time period. The Board of Director’s action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of the 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. In January and February 2009, the Fund’s distributor made payments out of its own resources to financial intermediaries equal to the amount of Hartford Money Market HLS Fund’s 12b-1 fees that would have been paid notwithstanding the reduction of 12b-1 fees.

h)
Payment from (to) Affiliate — In July of 2007, The Hartford entered into a settlement with the Attorney Generals of the states of New York, Connecticut and Illinois relating to market timing and the company’s individual variable annuity contracts in which certain payments would be made directly to the variable annuity contract holders. The distribution plan provides that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to those HLS Funds on September 18, 2009, as follows:

Reimbursement
Fund	Amount
Hartford Capital Appreciation HLS Fund	$273
Hartford Disciplined Equity HLS Fund	76
Hartford Dividend and Growth HLS Fund	106
Hartford Global Equity HLS Fund	15
Hartford Global Growth HLS Fund	220
Hartford Global Health HLS Fund	23
Hartford High Yield HLS Fund	201
Hartford International Growth HLS Fund	7
Hartford International Opportunities HLS Fund	3,351
Hartford International Small Company HLS Fund	9
Hartford MidCap HLS Fund	499
Hartford MidCap Value HLS Fund	29
Hartford Small Company HLS Fund	1,017
Hartford SmallCap Growth HLS Fund	64
Hartford Stock HLS Fund	90
Hartford Value HLS Fund	13

These amounts are included as Payment from Affiliate on the Statements of Operations.

On June 8, 2007, Hartford Small Company HLS Fund was reimbursed for incorrect IPO allocations to the Fund.

On May 2, 2007, Hartford Small Company HLS Fund was reimbursed for trading reimbursements relating to the change in portfolio managers of the Fund.

On April 20, 2007, Hartford MidCap Growth HLS Fund was reimbursed for trading reimbursements relating to the change in portfolio managers of the Fund.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of the Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Funds’ ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contracts owners.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

The total return in the accompanying financial highlights includes payment from (to) affiliates. Had the payment from affiliates (as described above) been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment		Total Return
	from Affiliate for		Excluding
	Attorney Generals		Payments from
	Settlement		Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2009		December 31, 2009
Fund	Class IA	Class IB	Class IA	Class IB
Hartford Capital Appreciation HLS Fund	—%	—%	45.66%	45.30%
Hartford Disciplined Equity HLS Fund	0.01	0.01	25.64	25.32
Hartford Dividend and Growth HLS Fund	—	—	24.67	24.36
Hartford Global Equity HLS Fund	0.02	0.02	42.10	41.76
Hartford Global Growth HLS Fund	0.04	0.04	35.59	35.26
Hartford Global Health HLS Fund	0.01	0.01	22.70	22.39
Hartford High Yield HLS Fund	0.03	0.03	50.41	50.04
Hartford International Growth HLS Fund	—	—	28.67	28.34
Hartford International Opportunities HLS Fund	0.23	0.23	33.15	32.83
Hartford International Small Company HLS Fund	—	—	38.07	37.72
Hartford MidCap HLS Fund	0.03	0.03	30.92	30.59
Hartford MidCap Value HLS Fund	0.01	0.01	44.18	43.82
Hartford Small Company HLS Fund	0.08	0.09	29.18	28.90
Hartford SmallCap Growth HLS Fund	0.01	0.01	35.37	35.04
Hartford Stock HLS Fund	—	—	41.53	41.18
Hartford Value HLS Fund	—	—	24.37	24.05

	Impact from Payment		Impact from Payment
	from Affiliate for		from Affiliate for		Total Return
	Trading		Incorrect IPO		Excluding Payments
	Reimbursements for		Allocations		from Affiliate
	the Year Period Ended		for the Year Ended		for the Year Ended
	December 31, 2007		December 31, 2007		December 31, 2007
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Hartford MidCap Growth HLS Fund	0.20%	—%	—%	—%	11.43%	—%
Hartford Small Company HLS Fund	0.16	0.16	0.03	0.03	14.01	13.73

	Impact from Payment		Impact from Payment		Total Return
	from Affiliate for		from (to) Affiliate for		Excluding Payments
	SEC Settlement		Unrestricted Transfers		from (to) Affiliate for
	for the Year Ended		for the Year Ended		the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Hartford Advisers HLS Fund	0.09%	0.09%	—%	—%	10.61%	10.34%
Hartford Capital Appreciation HLS Fund	0.09	0.09	—	—	16.52	16.23
Hartford Disciplined Equity HLS Fund	0.03	0.03	0.01	0.01	12.41	12.13
Hartford Dividend and Growth HLS Fund	0.06	0.06	0.01	0.01	20.29	19.99
Hartford Fundamental Growth HLS Fund	0.14	0.15	—	—	9.58	9.30
Hartford Global Advisers HLS Fund	0.17	0.16	—	—	8.67	8.40
Hartford Global Growth HLS Fund	0.31	0.32	—	—	13.83	13.54
Hartford Global Health HLS Fund	0.03	0.03	—	—	10.16	10.88
Hartford Growth HLS Fund	0.01	0.01	0.04	0.04	4.56	4.30
Hartford Growth Opportunities HLS Fund	0.07	0.07	0.02	0.02	11.96	11.70
Hartford High Yield HLS Fund	—	—	0.02	0.02	11.15	10.87
Hartford Index HLS Fund	—	—	0.01	0.01	15.45	15.16
Hartford International Growth HLS Fund	—	—	—	—	24.08	23.77
Hartford International Opportunities HLS Fund	0.02	0.02	—	—	24.44	24.13
Hartford International Small Company HLS Fund	0.01	—	—	—	29.33	29.01
Hartford MidCap HLS Fund	0.15	0.15	—	—	11.59	11.31
Hartford MidCap Value HLS Fund	0.02	0.02	0.08	0.09	17.78	17.48
Hartford Small Company HLS Fund	0.14	0.14	—	—	14.29	14.00
Hartford SmallCap Growth HLS Fund	0.01	0.01	(0.03)	(0.03)	6.88	6.61
Hartford Stock HLS Fund	0.11	0.12	0.01	0.01	14.53	14.24
Hartford Total Return Bond HLS Fund	—	—	—	—	4.80	4.54

	Impact from Payment		Impact from Payment		Total Return
	from Affiliate for		from (to) Affiliate for		Excluding Payments
	SEC Settlement		Unrestricted Transfers		from (to) Affiliate for
	for the Year Ended		for the Year Ended		the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Hartford Value HLS Fund	0.01%	0.01%	—%	—%	21.81%	21.51%
Hartford Value Opportunities HLS Fund	0.01	0.01	0.04	0.05	18.97	18.67

	Impact from Payment		Total Return
	from Affiliate for		Excluding
	Unrestricted		Payments from
	Transfers		Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2005		December 31, 2005
Fund	Class IA	Class IB	Class IA	Class IB
Hartford Growth HLS Fund	0.09%	0.09%	4.58%	4.33%
Hartford Growth Opportunities HLS Fund	0.11	0.11	16.20	15.91
Hartford High Yield HLS Fund	0.57	0.56	1.56	1.29
Hartford MidCap HLS Fund	0.02	0.02	16.76	16.47
Hartford MidCap Value HLS Fund	0.04	0.04	9.95	9.67
Hartford Small Company HLS Fund	0.10	0.10	20.91	20.61
Hartford SmallCap Growth HLS Fund	0.22	0.22	10.80	10.56

6.	Investment Transactions:

For the year ended December 31, 2009, the costs of purchases and sales of securities for Hartford Money Market HLS Fund were $43,328,806 and $45,151,926, respectively. For the year ended December 31, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds	Cost of
	Excluding	Excluding	Purchases for	Sales Proceeds for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
	Obligations	Obligations	Obligations	Obligations
Hartford Advisers HLS Fund	$2,360,443	$3,401,110	$373,941	$128,381
Hartford Capital Appreciation HLS Fund	10,131,183	10,476,587	—	—
Hartford Disciplined Equity HLS Fund	608,579	683,368	—	—
Hartford Dividend and Growth HLS Fund	1,460,399	1,796,489	—	—
Hartford Equity Income HLS Fund	105,197	114,002	—	—
Hartford Fundamental Growth HLS Fund	64,388	64,193	—	—
Hartford Global Advisers HLS Fund	234,915	265,914	24,079	29,152
Hartford Global Equity HLS Fund	103,136	106,962	—	—
Hartford Global Growth HLS Fund	378,161	449,279	—	—
Hartford Global Health HLS Fund	149,120	206,741	—	—
Hartford Growth HLS Fund	246,891	286,763	—	—
Hartford Growth Opportunities HLS Fund	1,428,342	1,365,749	—	—
Hartford High Yield HLS Fund	1,084,597	931,100	2,065	2,023
Hartford Index HLS Fund	48,024	99,385	—	—
Hartford International Growth HLS Fund	1,274,289	1,346,771	—	—
Hartford International Opportunities HLS Fund	1,863,264	1,921,444	—	—
Hartford International Small Company HLS Fund	241,972	247,652	—	—
Hartford MidCap HLS Fund	1,362,593	1,880,619	—	—
Hartford MidCap Growth HLS Fund	189,413	136,170	—	—
Hartford MidCap Value HLS Fund	213,727	303,744	—	—
Hartford Small Company HLS Fund	1,899,887	1,926,875	—	—
Hartford SmallCap Growth HLS Fund	336,994	376,378	—	—
Hartford SmallCap Value HLS Fund	40,902	35,459	—	—
Hartford Stock HLS Fund	1,780,647	2,236,312	—	—
Hartford Total Return Bond HLS Fund	5,509,199	5,709,918	4,799,744	4,064,298
Hartford U.S. Government Securities HLS Fund	947,651	1,193,043	1,224,732	1,112,898
Hartford Value HLS Fund	137,025	165,056	—	—
Hartford Value Opportunities HLS Fund	240,207	265,049	—	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

7.	Line of Credit:

The Funds, except for Hartford Money Market HLS Fund, participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all Funds participating in the line of credit based on average net assets of the Funds. During the year ended December 31, 2009, the Funds did not have any borrowings under this facility.

8.	Fund Merger:

Reorganization of the Hartford LargeCap Growth HLS Fund into the Hartford Growth Opportunities HLS Fund: At a Special Meeting of Shareholders held on September 15, 2009, the shareholders of the Hartford LargeCap Growth HLS Fund (“Target Fund”) approved a Proposed Plan of Reorganization providing for the acquisition of all the assets and liabilities of the Hartford LargeCap Growth HLS Fund by the Hartford Growth Opportunities HLS Fund (“Acquiring Fund”).

Under the terms of the Plan of Reorganization of the Hartford LargeCap Growth HLS Fund, the assets and liabilities were acquired by the Hartford Growth Opportunities HLS Fund on October 2, 2009 (“Merger Date”). Hartford Growth Opportunities HLS Fund acquired the assets and liabilities of the Hartford LargeCap Growth HLS Fund in exchange for shares in the Hartford Growth Opportunities HLS Fund, which were distributed pro rata to the Hartford LargeCap Growth HLS Fund shareholders on October 2, 2009, in complete liquidation of the Hartford LargeCap Growth HLS Fund.

This merger was accomplished by tax free exchange as detailed below:

					Net Assets of
			Acquiring Fund	Net Assets of	Acquiring
	Net Assets of Target		Shares Issued to the	Acquiring Fund	Fund
	Fund on Merger	Target Fund Shares	Target Fund’s	Immediately	Immediately
	Date	Exchanged	Shareholders	Before Merger	After Merger
Class IA	$107,640	8,852	5,394	$853,254	$960,894
Class IB	4,738	390	240	129,282	134,020
Total	$112,378	9,242	5,634	$982,536	$1,094,914

The Hartford LargeCap Growth HLS Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of October 2, 2009.

	Unrealized Appreciation	Accumulated Net
Fund	(Depreciation)	Realized Gains (Losses)	Capital Stock	Total
Target Fund	$11,951	$(58,432)	$158,859	$112,378

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Funds, Hartford Growth Opportunities HLS Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

			Net Increase in Net Assets
Fund	Net Investment Income	Net Gain on Investments	Resulting from Operations
Acquiring Fund	$5,356	$274,310	$279,666

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Hartford LargeCap Growth HLS Fund that have been included in Hartford Growth Opportunities HLS Fund’s statement of operations since October 2, 2009.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

At a meeting held on November 5, 2009, the Board of Directors of the Companies approved the following Fund name changes:

Hartford Global Equity HLS Fund will be renamed Hartford Global Research HLS Fund and Hartford MidCap Growth HLS Fund will be renamed Hartford Small/Mid Cap Equity HLS Fund. These changes will be effective on March 1, 2010.

At a meeting held on August 5, 2009, the Board of Directors of Companies approved the following reorganizations:

The reorganization of Hartford Global Advisers HLS Fund (an “Acquired Fund”) into Hartford Advisers HLS Fund (an “Acquiring Fund”). This reorganization does not require shareholder approval and is expected to occur on or about the close of business on March 19, 2010.

The reorganization of Hartford Equity Income HLS Fund (an “Acquired Fund”) and Hartford Value Opportunities HLS Fund (an “Acquired Fund”) into Hartford Value HLS Fund (an “Acquiring Fund”). The reorganization only requires shareholder approval for the reorganization of Hartford Value Opportunities HLS into Hartford Value HLS Fund. A special meeting of Shareholders was held on January 26, 2010 and the reorganization of Hartford Value Opportunities HLS Fund into Hartford Value HLS Fund was approved. The reorganization is expected to occur on or about the close of business on March 19, 2010.

The reorganization of Hartford Fundamental Growth HLS Fund (an “Acquired Fund”) into Hartford Growth HLS Fund (an “Acquiring Fund”). This reorganization does not require shareholder approval and is expected to occur on or about the close of business on April 16, 2010.

The reorganization of Hartford International Growth HLS Fund (an “Acquired Fund”) and Hartford International Small Company HLS Fund (an “Acquired Fund”) into Hartford International Opportunities HLS Fund (an “Acquiring Fund”). This reorganization does not require shareholder approval and is expected to occur on or about the close of business on April 16, 2010.

Each reorganization agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

Management has evaluated subsequent events through February 16, 2010, the date of issuance of the Funds’ financial statements, and has determined that no additional items require recording or disclosure.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights

	— Selected Per-Share Data (a) —										— Ratios and Supplemental Data —
				Net
				Realized								Net					Ratio of	Ratio of	Ratio of
				and				Distributions				Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends		from				(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net		Realized	Distributions			in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment		Capital	from		Total	Asset	End of	Total		at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income		Gains	Capital		Distributions	Value	Period	Return (b)		of Period	Waivers (c)	Waivers (c)	Net Assets	Rate (d)
Hartford Advisers HLS Fund
For the Year Ended December 31, 2009
Class IA	$13.69	$0.36	$—	$3.78	$4.14	$(0.36)		$—	$—		$(0.36)	$3.78	$17.47	30.29%		$3,607,929	0.65%	0.65%	2.15%	73%
Class IB	13.85	0.32	—	3.83	4.15	(0.32)		—	—		(0.32)	3.83	17.68	29.96		578,338	0.90	0.90	1.90	—
For the Year Ended December 31, 2008
Class IA	20.97	0.50	—	(7.09)	(6.59)	(0.58)		(0.11)	—		(0.69)	(7.28)	13.69	(31.64)		3,404,626	0.63	0.63	2.43	76
Class IB	21.18	0.47	—	(7.17)	(6.70)	(0.52)		(0.11)	—		(0.63)	(7.33)	13.85	(31.81)		548,899	0.88	0.88	2.18	—
For the Year Ended December 31, 2007
Class IA	22.60	0.55	—	0.90	1.45	(0.53)		(2.55)	—		(3.08)	(1.63)	20.97	6.64		6,291,220	0.63	0.63	2.13	47
Class IB	22.78	0.49	—	0.92	1.41	(0.46)		(2.55)	—		(3.01)	(1.60)	21.18	6.37		1,080,254	0.88	0.88	1.88	—
For the Year Ended December 31, 2006
Class IA	22.53	0.58	0.02	1.81	2.41	(0.57)		(1.77)	—		(2.34)	0.07	22.60	10.70	(e)	7,207,926	0.64	0.64	2.24	87
Class IB	22.70	0.51	0.02	1.83	2.36	(0.51)		(1.77)	—		(2.28)	0.08	22.78	10.43	(e)	1,252,293	0.89	0.89	1.99	—
For the Year Ended December 31, 2005
Class IA	23.04	0.54	—	1.12	1.66	(0.77)		(1.04)	(0.36)		(2.17)	(0.51)	22.53	7.24		8,157,354	0.66	0.65	1.96	89
Class IB	23.17	0.47	—	1.15	1.62	(0.69)		(1.04)	(0.36)		(2.09)	(0.47)	22.70	6.97		1,366,216	0.91	0.90	1.72	—
Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2009
Class IA	25.34	0.31	—	11.27	11.58	(0.29)		—	—		(0.29)	11.29	36.63	45.67	(e)	8,410,214	0.68	0.68	1.03	128
Class IB	25.14	0.25	—	11.14	11.39	(0.21)		—	—		(0.21)	11.18	36.32	45.30	(e)	1,595,912	0.93	0.93	0.79	—
For the Year Ended December 31, 2008
Class IA	52.46	0.46	—	(22.58)	(22.12)	(0.50	)(f)	(4.28)	(0.22	)(f)	(5.00)	(27.12)	25.34	(45.59)		6,017,984	0.67	0.67	1.12	131
Class IB	52.01	0.39	—	(22.37)	(21.98)	(0.39	)(f)	(4.28)	(0.22	)(f)	(4.89)	(26.87)	25.14	(45.73)		1,295,065	0.92	0.92	0.87	—
For the Year Ended December 31, 2007
Class IA	53.49	0.35	—	8.36	8.71	(0.07)		(9.67)	—		(9.74)	(1.03)	52.46	16.83		12,123,834	0.67	0.67	0.68	101
Class IB	53.21	0.22	—	8.28	8.50	(0.03)		(9.67)	—		(9.70)	(1.20)	52.01	16.53		2,933,905	0.92	0.92	0.42	—
For the Year Ended December 31, 2006
Class IA	52.99	0.50	0.04	7.88	8.42	(0.76)		(7.16)	—		(7.92)	0.50	53.49	16.61	(e)	11,746,831	0.67	0.67	0.82	73
Class IB	52.75	0.36	0.04	7.83	8.23	(0.61)		(7.16)	—		(7.77)	0.46	53.21	16.32	(e)	2,810,587	0.92	0.92	0.57	—
For the Year Ended December 31, 2005
Class IA	53.43	0.45	—	7.57	8.02	(0.52)		(7.94)	—		(8.46)	(0.44)	52.99	15.55		11,317,561	0.70	0.70	0.78	97
Class IB	53.18	0.25	—	7.59	7.84	(0.33)		(7.94)	—		(8.27)	(0.43)	52.75	15.26		2,793,612	0.95	0.95	0.53	—
Hartford Disciplined Equity HLS Fund
For the Year Ended December 31, 2009
Class IA	8.46	0.15	—	2.01	2.16	(0.15)		—	—		(0.15)	2.01	10.47	25.65	(e)	1,008,875	0.75	0.75	1.56	59
Class IB	8.41	0.13	—	2.00	2.13	(0.12)		—	—		(0.12)	2.01	10.42	25.33	(e)	173,063	1.00	1.00	1.31	—
For the Year Ended December 31, 2008
Class IA	15.05	0.14	—	(5.37)	(5.23)	(0.14)		(1.22)	—		(1.36)	(6.59)	8.46	(37.27)		868,799	0.71	0.71	1.14	73
Class IB	14.97	0.12	—	(5.35)	(5.23)	(0.11)		(1.22)	—		(1.33)	(6.56)	8.41	(37.43)		165,848	0.96	0.96	0.89	—
For the Year Ended December 31, 2007
Class IA	14.08	0.16	—	1.01	1.17	(0.15)		(0.05)	—		(0.20)	0.97	15.05	8.34		1,566,652	0.70	0.70	1.04	75
Class IB	14.01	0.13	—	1.00	1.13	(0.12)		(0.05)	—		(0.17)	0.96	14.97	8.07		339,877	0.95	0.95	0.79	—
For the Year Ended December 31, 2006
Class IA	12.66	0.14	0.01	1.42	1.57	(0.15)		—	—		(0.15)	1.42	14.08	12.45	(e)	1,401,619	0.72	0.72	1.19	63
Class IB	12.58	0.13	0.01	1.39	1.53	(0.10)		—	—		(0.10)	1.43	14.01	12.17	(e)	354,559	0.97	0.97	0.93	—
For the Year Ended December 31, 2005
Class IA	12.02	0.12	—	0.67	0.79	(0.15)		—	—		(0.15)	0.64	12.66	6.58		1,019,703	0.74	0.74	1.07	58
Class IB	11.93	0.08	—	0.68	0.76	(0.11)		—	—		(0.11)	0.65	12.58	6.31		340,108	0.99	0.99	0.82	—
Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2009
Class IA	14.37	0.35	—	3.19	3.54	(0.36)		—	—		(0.36)	3.18	17.55	24.68	(e)	4,247,031	0.69	0.69	2.24	34
Class IB	14.34	0.33	—	3.16	3.49	(0.32)		—	—		(0.32)	3.17	17.51	24.36	(e)	815,752	0.94	0.94	2.00	—
For the Year Ended December 31, 2008
Class IA	22.35	0.44	—	(7.57)	(7.13)	(0.44)		(0.41)	—		(0.85)	(7.98)	14.37	(32.43)		3,628,793	0.67	0.67	2.20	41
Class IB	22.28	0.42	—	(7.56)	(7.14)	(0.39)		(0.41)	—		(0.80)	(7.94)	14.34	(32.60)		776,959	0.92	0.92	1.95	—
For the Year Ended December 31, 2007
Class IA	22.79	0.42	—	1.44	1.86	(0.41)		(1.89)	—		(2.30)	(0.44)	22.35	8.26		5,842,788	0.67	0.67	1.70	27
Class IB	22.72	0.37	—	1.42	1.79	(0.34)		(1.89)	—		(2.23)	(0.44)	22.28	7.98		1,501,363	0.92	0.92	1.45	—
For the Year Ended December 31, 2006
Class IA	20.74	0.40	0.01	3.77	4.18	(0.41)		(1.72)	—		(2.13)	2.05	22.79	20.36	(e)	5,671,552	0.67	0.67	1.77	27
Class IB	20.68	0.35	0.01	3.74	4.10	(0.34)		(1.72)	—		(2.06)	2.04	22.72	20.06	(e)	1,603,952	0.92	0.92	1.52	—

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to		Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before		After		Average		Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		of Period	Waivers (c)		Waivers (c)		Net Assets		Rate (d)
Hartford Dividend and Growth HLS Fund — (continued)
For the Year Ended December 31, 2005
Class IA	$20.83	$0.36	$—	$0.87 $	1.23	$(0.40)	$(0.92)	$—	$(1.32)	$(0.09)	$20.74	5.96%		$4,978,773	0.67%		0.67%		1.70%		26%
Class IB	20.76	0.29	—	0.89	1.18	(0.34)	(0.92)	—	(1.26)	(0.08)	20.68	5.70		1,506,556	0.92		0.92		1.45		—
Hartford Equity Income HLS Fund
For the Year Ended December 31, 2009
Class IA	9.20	0.26	—	1.36	1.62	(0.28)	(0.06)	—	(0.34)	1.28	10.48	17.66		261,324	0.86		0.86		2.78		40
Class IB	9.20	0.25	—	1.35	1.60	(0.25)	(0.06)	—	(0.31)	1.29	10.49	17.37		38,002	1.11		1.11		2.52		—
For the Year Ended December 31, 2008
Class IA	14.30	0.38	—	(4.32)	(3.94)	(0.38)	(0.78)	—	(1.16)	(5.10)	9.20	(28.76)		236,728	0.84		0.84		3.02		51
Class IB	14.30	0.37	—	(4.34)	(3.97)	(0.35)	(0.78)	—	(1.13)	(5.10)	9.20	(28.94)		38,134	1.09		1.09		2.77		—
For the Year Ended December 31, 2007(g)
Class IA	14.20	0.33	—	0.66	0.99	(0.31)	(0.58)	—	(0.89)	0.10	14.30	6.94		390,396	0.84		0.84		2.21		26
Class IB	14.19	0.29	—	0.67	0.96	(0.27)	(0.58)	—	(0.85)	0.11	14.30	6.68		72,717	1.09		1.09		1.96		—
For the Year Ended December 31, 2006
Class IA	12.01	0.26	—	2.22	2.48	(0.26)	(0.03)	—	(0.29)	2.19	14.20	20.79		360,210	0.85		0.75		2.32		28
Class IB	11.98	0.25	—	2.20	2.45	(0.21)	(0.03)	—	(0.24)	2.21	14.19	20.49		106,733	1.10		1.00		2.07		—
For the Year Ended December 31, 2005
Class IA	11.64	0.21	—	0.36	0.57	(0.20)	—	—	(0.20)	0.37	12.01	4.81		231,151	0.86		0.76		2.27		21
Class IB	11.62	0.17	—	0.36	0.53	(0.17)	—	—	(0.17)	0.36	11.98	4.56		79,417	1.11		1.01		2.03		—
Hartford Fundamental Growth HLS Fund
For the Year Ended December 31, 2009
Class IA	5.92	0.03	—	2.48	2.51	(0.05)	—	—	(0.05)	2.46	8.38	42.48		54,721	0.87		0.87		0.56		108
Class IB	5.88	0.02	—	2.46	2.48	(0.02)	—	—	(0.02)	2.46	8.34	42.13		24,334	1.12		1.12		0.32		—
For the Year Ended December 31, 2008
Class IA	11.10	0.04	—	(4.24)	(4.20)	(0.02)	(0.96)	—	(0.98)	(5.18)	5.92	(41.25)		35,367	0.85		0.85		0.49		123
Class IB	11.04	0.02	—	(4.22)	(4.20)	—	(0.96)	—	(0.96)	(5.16)	5.88	(41.39)		18,318	1.10		1.10		0.24		—
For the Year Ended December 31, 2007
Class IA	10.56	0.03	—	1.54	1.57	(0.01)	(1.02)	—	(1.03)	0.54	11.10	15.12		59,053	0.86		0.86		0.27		177
Class IB	10.54	—	—	1.53	1.53	(0.01)	(1.02)	—	(1.03)	0.50	11.04	14.83		34,968	1.11		1.11		0.02		—
For the Year Ended December 31, 2006
Class IA	10.56	0.09	0.01	0.82	0.92	(0.09)	(0.83)	—	(0.92)	—	10.56	9.72	(e)	48,852	0.94		0.85		0.80		112
Class IB	10.53	0.06	0.01	0.82	0.89	(0.05)	(0.83)	—	(0.88)	0.01	10.54	9.45	(e)	34,041	1.19		1.10		0.55		—
For the Year Ended December 31, 2005
Class IA	10.18	0.10	—	0.87	0.97	(0.19)	(0.40)	—	(0.59)	0.38	10.56	9.88		52,679	0.92		0.91		0.77		136
Class IB	10.13	0.04	—	0.89	0.93	(0.13)	(0.40)	—	(0.53)	0.40	10.53	9.60		41,972	1.17		1.16		0.52		—
Hartford Global Advisers HLS Fund
For the Year Ended December 31, 2009
Class IA	8.50	0.14	—	1.78	1.92	—	—	—	—	1.92	10.42	22.50		195,763	0.84		0.84		1.43		88
Class IB	8.48	0.11	—	1.77	1.88	—	—	—	—	1.88	10.36	22.20		39,133	1.09		1.09		1.18		—
For the Year Ended December 31, 2008
Class IA	13.61	0.24	—	(4.60)	(4.36)	(0.54)	(0.21)	—	(0.75)	(5.11)	8.50	(32.50)		186,855	0.81		0.81		1.83		237
Class IB	13.56	0.22	—	(4.59)	(4.37)	(0.50)	(0.21)	—	(0.71)	(5.08)	8.48	(32.67)		36,265	1.06		1.06		1.58		—
For the Year Ended December 31, 2007
Class IA	12.71	0.23	—	1.83	2.06	(0.12)	(1.04)	—	(1.16)	0.90	13.61	16.59		316,929	0.80		0.80		1.74		85
Class IB	12.67	0.20	—	1.82	2.02	(0.09)	(1.04)	—	(1.13)	0.89	13.56	16.30		67,293	1.05		1.05		1.49		—
For the Year Ended December 31, 2006
Class IA	12.48	0.23	0.02	0.83	1.08	(0.38)	(0.47)	—	(0.85)	0.23	12.71	8.84	(e)	306,498	0.82		0.82		1.73		88
Class IB	12.41	0.20	0.02	0.83	1.05	(0.32)	(0.47)	—	(0.79)	0.26	12.67	8.56	(e)	64,076	1.07		1.07		1.48		—
For the Year Ended December 31, 2005
Class IA	12.53	0.21	—	0.20	0.41	(0.46)	—	—	(0.46)	(0.05)	12.48	3.37		332,169	0.83		0.83		1.59		502
Class IB	12.44	0.23	—	0.14	0.37	(0.40)	—	—	(0.40)	(0.03)	12.41	3.11		71,346	1.09		1.09		1.33		—
Hartford Global Equity HLS Fund
For the Year Ended December 31, 2009
Class IA	6.16	0.08	—	2.51	2.59	(0.08)	—	—	(0.08)	2.51	8.67	42.13	(e)	67,012	1.16		1.06		1.17		124
Class IB	6.15	0.07	—	2.50	2.57	(0.06)	—	—	(0.06)	2.51	8.66	41.79	(e)	37,695	1.41		1.31		0.93		—
From (commencement of operations) January 31, 2008 through December 31, 2008
Class IA(h)	10.00	—	—	(3.78)	(3.78)	(0.05)	—	(0.01)	(0.06)	(3.84)	6.16	(37.87	)(i)	48,627	1.02	(j)	0.94	(j)	1.29	(j)	335	(k)
Class IB(h)	10.00	(0.08)	—	(3.72)	(3.80)	(0.04)	—	(0.01)	(0.05)	(3.85)	6.15	(38.01	)(i)	31,008	1.27	(j)	1.19	(j)	0.99	(j)	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		of Period	Waivers (c)	Waivers (c)	Net Assets	Rate (d)
Hartford Global Growth HLS Fund
For the Year Ended December 31, 2009
Class IA	$10.17	$0.08	$—	$3.55	$3.63	$(0.09)	$—	$—	$(0.09)	$3.54	$13.71	35.64	%(e)	$488,720	0.81%	0.81%	0.67%	70%
Class IB	10.12	0.05	—	3.53	3.58	(0.06)	—	—	(0.06)	3.52	13.64	35.31	(e)	126,320	1.06	1.06	0.42	—
For the Year Ended December 31, 2008
Class IA	22.42	0.12	—	(11.56)	(11.44)	(0.12)	(0.69)	—	(0.81)	(12.25)	10.17	(52.46)		419,183	0.75	0.75	0.67	76
Class IB	22.27	0.08	—	(11.47)	(11.39)	(0.07)	(0.69)	—	(0.76)	(12.15)	10.12	(52.58)		112,226	1.00	1.00	0.42	—
For the Year Ended December 31, 2007
Class IA	20.09	0.03	—	4.84	4.87	(0.01)	(2.53)	—	(2.54)	2.33	22.42	25.05		1,028,843	0.73	0.73	0.13	75
Class IB	20.02	(0.02)	—	4.81	4.79	(0.01)	(2.53)	—	(2.54)	2.25	22.27	24.74		299,788	0.98	0.98	(0.11)	—
For the Year Ended December 31, 2006
Class IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	—	(1.28)	1.35	20.09	14.14	(e)	942,258	0.76	0.76	0.48	116
Class IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	—	(1.21)	1.36	20.02	13.86	(e)	280,283	1.01	1.01	0.23	—
For the Year Ended December 31, 2005
Class IA	18.41	0.14	—	0.33	0.47	(0.14)	—	—	(0.14)	0.33	18.74	2.59		935,539	0.77	0.77	0.74	262
Class IB	18.32	0.07	—	0.35	0.42	(0.08)	—	—	(0.08)	0.34	18.66	2.33		280,050	1.02	1.02	0.48	—
Hartford Global Health HLS Fund
For the Year Ended December 31, 2009
Class IA	10.66	0.07	—	2.35	2.42	(0.07)	(0.02)	—	(0.09)	2.33	12.99	22.72	(e)	154,216	0.91	0.91	0.51	73
Class IB	10.46	0.03	—	2.31	2.34	(0.04)	(0.02)	—	(0.06)	2.28	12.74	22.41	(e)	63,065	1.16	1.16	0.26	—
For the Year Ended December 31, 2008
Class IA	15.39	0.06	—	(3.99)	(3.93)	(0.06)	(0.74)	—	(0.80)	(4.73)	10.66	(25.56)		179,087	0.88	0.88	0.42	57
Class IB	15.11	0.02	—	(3.91)	(3.89)	(0.02)	(0.74)	—	(0.76)	(4.65)	10.46	(25.75)		62,080	1.13	1.13	0.17	—
For the Year Ended December 31, 2007
Class IA	16.84	0.03	—	0.99	1.02	(0.02)	(2.45)	—	(2.47)	(1.45)	15.39	6.12		289,561	0.87	0.87	0.16	39
Class IB	16.59	(0.02)	—	0.99	0.97	—	(2.45)	—	(2.45)	(1.48)	15.11	5.86		105,898	1.12	1.12	(0.09)	—
For the Year Ended December 31, 2006
Class IA	17.66	0.02	—	1.75	1.77	(0.01)	(2.58)	—	(2.59)	(0.82)	16.84	11.19	(e)	319,896	0.88	0.88	0.11	34
Class IB	17.47	(0.02)	—	1.72	1.70	—	(2.58)	—	(2.58)	(0.88)	16.59	10.91	(e)	119,000	1.13	1.13	(0.13)	—
For the Year Ended December 31, 2005
Class IA	16.92	0.01	—	1.94	1.95	(0.01)	(1.20)	—	(1.21)	0.74	17.66	12.43		309,235	0.87	0.87	0.12	46
Class IB	16.78	(0.01)	—	1.90	1.89	—	(1.20)	—	(1.20)	0.69	17.47	12.15		123,593	1.12	1.12	(0.13)	—
Hartford Growth HLS Fund
For the Year Ended December 31, 2009
Class IA	7.53	0.04	—	2.54	2.58	(0.04)	—	—	(0.04)	2.54	10.07	34.24		242,406	0.88	0.88	0.44	85
Class IB	7.42	0.02	—	2.49	2.51	(0.01)	—	—	(0.01)	2.50	9.92	33.90		86,556	1.13	1.13	0.20	—
For the Year Ended December 31, 2008
Class IA	13.39	0.03	—	(5.47)	(5.44)	(0.03)	(0.39)	—	(0.42)	(5.86)	7.53	(41.79)		203,993	0.84	0.84	0.27	93
Class IB	13.18	—	—	(5.37)	(5.37)	—	(0.39)	—	(0.39)	(5.76)	7.42	(41.93)		81,720	1.09	1.09	0.02	—
For the Year Ended December 31, 2007
Class IA	12.32	0.01	—	2.01	2.02	—	(0.95)	—	(0.95)	1.07	13.39	16.78		388,985	0.83	0.83	0.11	101
Class IB	12.17	(0.02)	—	1.98	1.96	—	(0.95)	—	(0.95)	1.01	13.18	16.49		189,987	1.08	1.08	(0.14)	—
For the Year Ended December 31, 2006
Class IA	12.54	0.01	0.01	0.56	0.58	(0.01)	(0.79)	—	(0.80)	(0.22)	12.32	4.61	(e)	379,601	0.84	0.84	0.10	95
Class IB	12.42	(0.02)	0.01	0.55	0.54	—	(0.79)	—	(0.79)	(0.25)	12.17	4.35	(e)	190,063	1.09	1.09	(0.14)	—
For the Year Ended December 31, 2005
Class IA	12.47	0.01	0.01	0.53	0.55	—	(0.48)	—	(0.48)	0.07	12.54	4.67	(e)	345,558	0.84	0.84	0.02	76
Class IB	12.38	(0.04)	0.01	0.55	0.52	—	(0.48)	—	(0.48)	0.04	12.42	4.42	(e)	206,105	1.09	1.09	(0.23)	—
Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2009
Class IA	17.05	0.09	—	4.96	5.05	(0.10)	—	—	(0.10)	4.95	22.00	29.61		1,044,454	0.66	0.66	0.53	152	(l)
Class IB	16.89	0.05	—	4.89	4.94	(0.05)	—	—	(0.05)	4.89	21.78	29.29		144,269	0.91	0.91	0.28	—
For the Year Ended December 31, 2008
Class IA	32.75	0.12	—	(14.65)	(14.53)	(0.10)	(1.07)	—	(1.17)	(15.70)	17.05	(45.66)		752,898	0.64	0.64	0.45	154
Class IB	32.40	0.06	—	(14.47)	(14.41)	(0.03)	(1.07)	—	(1.10)	(15.51)	16.89	(45.80)		123,883	0.89	0.89	0.20	—
For the Year Ended December 31, 2007
Class IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75	29.65		1,415,613	0.64	0.64	0.16	135
Class IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40	29.33		277,421	0.89	0.89	(0.09)	—
For the Year Ended December 31, 2006
Class IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	—	(3.46)	0.06	30.13	12.05	(e)	1,103,590	0.65	0.65	0.71	139
Class IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	—	(3.37)	0.05	29.90	11.79	(e)	197,797	0.90	0.90	0.46	—

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		of Period	Waivers (c)	Waivers (c)	Net Assets	Rate (d)
Hartford Growth Opportunities HLS Fund — (continued)
For the Year Ended December 31, 2005
Class IA	$27.63	$0.09	$0.03	$4.36 $	4.48	$(0.06)	$(1.98)	$—	$(2.04)	$2.44	$30.07	16.31	%(e)	$1,012,774	0.64%	0.64%	0.33%	140%
Class IB	27.44	0.01	0.03	4.35	4.39	—	(1.98)	—	(1.98)	2.41	29.85	16.02	(e)	179,308	0.89	0.89	0.06	—
Hartford High Yield HLS Fund
For the Year Ended December 31, 2009(g)
Class IA	5.73	0.73	—	2.16	2.89	(0.68)	—	—	(0.68)	2.21	7.94	50.46	(e)	527,000	0.75	0.75	10.32	173
Class IB	5.68	0.70	—	2.14	2.84	(0.66)	—	—	(0.66)	2.18	7.86	50.08	(e)	188,832	1.00	1.00	10.08	—
For the Year Ended December 31, 2008
Class IA	8.87	0.83	—	(3.12)	(2.29)	(0.85)	—	—	(0.85)	(3.14)	5.73	(25.23)		293,839	0.74	0.74	9.05	101
Class IB	8.78	0.83	—	(3.11)	(2.28)	(0.82)	—	—	(0.82)	(3.10)	5.68	(25.42)		124,701	0.99	0.99	8.76	—
For the Year Ended December 31, 2007(g)
Class IA	9.35	0.71	—	(0.45)	0.26	(0.74)	—	—	(0.74)	(0.48)	8.87	2.79		460,243	0.77	0.72	7.47	148
Class IB	9.27	0.68	—	(0.45)	0.23	(0.72)	—	—	(0.72)	(0.49)	8.78	2.53		222,712	1.02	0.97	7.20	—
For the Year Ended December 31, 2006(g)
Class IA	9.80	0.72	—	0.31	1.03	(1.48)	—	—	(1.48)	(0.45)	9.35	11.17	(e)	471,327	0.77	0.72	7.39	160
Class IB	9.70	0.69	—	0.30	0.99	(1.42)	—	—	(1.42)	(0.43)	9.27	10.89	(e)	264,525	1.02	0.97	7.14	—
For the Year Ended December 31, 2005
Class IA	10.26	0.74	0.05	(0.58)	0.21	(0.67)	—	—	(0.67)	(0.46)	9.80	2.13	(e)	443,859	0.77	0.76	6.51	138
Class IB	10.17	0.71	0.05	(0.59)	0.17	(0.64)	—	—	(0.64)	(0.47)	9.70	1.85	(e)	272,538	1.02	1.01	6.25	—
Hartford Index HLS Fund
For the Year Ended December 31, 2009
Class IA	18.75	0.42	—	4.48	4.90	(0.42)	(0.01)	—	(0.43)	4.47	23.22	26.15		811,634	0.35	0.35	2.00	6
Class IB	18.69	0.35	—	4.46	4.81	(0.37)	(0.01)	—	(0.38)	4.43	23.12	25.81		166,162	0.60	0.60	1.75	—
For the Year Ended December 31, 2008
Class IA	31.54	0.59	—	(12.16)	(11.57)	(0.58)	(0.64)	—	(1.22)	(12.79)	18.75	(37.11)		718,081	0.32	0.32	2.02	4
Class IB	31.40	0.51	—	(12.07)	(11.56)	(0.51)	(0.64)	—	(1.15)	(12.71)	18.69	(37.27)		138,014	0.57	0.57	1.77	—
For the Year Ended December 31, 2007
Class IA	32.36	0.59	—	1.07	1.66	(0.57)	(1.91)	—	(2.48)	(0.82)	31.54	5.20		1,390,827	0.33	0.33	1.61	4
Class IB	32.22	0.48	—	1.09	1.57	(0.48)	(1.91)	—	(2.39)	(0.82)	31.40	4.94		271,967	0.58	0.58	1.36	—
For the Year Ended December 31, 2006
Class IA	31.97	0.56	—	4.05	4.61	(0.56)	(3.66)	—	(4.22)	0.39	32.36	15.46	(e)	1,598,176	0.42	0.33	1.60	4
Class IB	31.84	0.44	—	4.06	4.50	(0.46)	(3.66)	—	(4.12)	0.38	32.22	15.17	(e)	276,850	0.67	0.58	1.36	—
For the Year Ended December 31, 2005
Class IA	32.17	0.51	—	0.90	1.41	(0.61)	(1.00)	—	(1.61)	(0.20)	31.97	4.50		1,701,424	0.42	0.42	1.46	5
Class IB	32.02	0.40	—	0.93	1.33	(0.51)	(1.00)	—	(1.51)	(0.18)	31.84	4.24		263,579	0.67	0.67	1.21	—
Hartford International Growth HLS Fund
For the Year Ended December 31, 2009
Class IA	5.85	0.11	—	1.57	1.68	(0.12)	—	—	(0.12)	1.56	7.41	28.67	(e)	316,952	0.92	0.92	1.65	343
Class IB	5.83	0.10	—	1.54	1.64	(0.10)	—	—	(0.10)	1.54	7.37	28.34	(e)	101,129	1.17	1.17	1.43	—
For the Year Ended December 31, 2008
Class IA	14.47	0.14	—	(8.09)	(7.95)	(0.10)	(0.57)	—	(0.67)	(8.62)	5.85	(56.78)		293,243	0.84	0.84	1.25	381
Class IB	14.36	0.12	—	(8.01)	(7.89)	(0.07)	(0.57)	—	(0.64)	(8.53)	5.83	(56.89)		108,766	1.09	1.09	1.00	—
For the Year Ended December 31, 2007
Class IA	14.18	0.11	—	3.13	3.24	(0.11)	(2.84)	—	(2.95)	0.29	14.47	23.91		791,757	0.83	0.83	0.75	239
Class IB	14.10	0.08	—	3.09	3.17	(0.07)	(2.84)	—	(2.91)	0.26	14.36	23.60		336,747	1.08	1.08	0.53	—
For the Year Ended December 31, 2006(g)
Class IA	12.48	0.10	—	2.84	2.94	(0.11)	(1.13)	—	(1.24)	1.70	14.18	24.08	(e)	574,806	0.88	0.88	0.70	164
Class IB	12.40	0.06	—	2.83	2.89	(0.06)	(1.13)	—	(1.19)	1.70	14.10	23.77	(e)	302,729	1.13	1.13	0.48	—
For the Year Ended December 31, 2005
Class IA	12.45	0.11	—	0.60	0.71	(0.10)	(0.58)	—	(0.68)	0.03	12.48	6.16		370,555	0.93	0.93	1.05	179
Class IB	12.37	0.06	—	0.61	0.67	(0.06)	(0.58)	—	(0.64)	0.03	12.40	5.89		244,572	1.18	1.18	0.79	—
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2009
Class IA	8.40	0.16	0.03	2.61	2.80	(0.19)	—	—	(0.19)	2.61	11.01	33.46	(e)	1,247,179	0.76	0.76	1.68	152
Class IB	8.51	0.14	0.03	2.64	2.81	(0.17)	—	—	(0.17)	2.64	11.15	33.13	(e)	216,882	1.01	1.01	1.43	—
For the Year Ended December 31, 2008
Class IA	15.62	0.28	—	(6.68)	(6.40)	(0.28)	(0.54)	—	(0.82)	(7.22)	8.40	(42.25)		1,046,234	0.71	0.71	2.21	158
Class IB	15.78	0.27	—	(6.76)	(6.49)	(0.24)	(0.54)	—	(0.78)	(7.27)	8.51	(42.39)		189,221	0.96	0.96	1.96	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average		to Average		Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets		Net Assets		Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before		After		Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		of Period	Waivers (c)		Waivers (c)		Net Assets	Rate (d)
Hartford International Opportunities HLS Fund — (continued)
For the Year Ended December 31, 2007
Class IA	$15.23	$0.18	$—	$3.77	$3.95	$(0.19)	$(3.37)	$—	$(3.56)	$0.39	$15.62	27.43%		$2,027,078	0.71%		0.71%		1.13%	135%
Class IB	15.36	0.16	—	3.78	3.94	(0.15)	(3.37)	—	(3.52)	0.42	15.78	27.11		417,144	0.96		0.96		0.89	—
For the Year Ended December 31, 2006
Class IA	13.59	0.22	—	3.05	3.27	(0.40)	(1.23)	—	(1.63)	1.64	15.23	24.46	(e)	1,596,055	0.75		0.75		1.47	119
Class IB	13.52	0.18	—	3.07	3.25	(0.18)	(1.23)	—	(1.41)	1.84	15.36	24.15	(e)	382,371	1.00		1.00		1.24	—
For the Year Ended December 31, 2005
Class IA	11.86	0.14	—	1.59	1.73	—	—	—	—	1.73	13.59	14.62		1,251,426	0.78		0.78		1.22	120
Class IB	11.83	0.13	—	1.56	1.69	—	—	—	—	1.69	13.52	14.33		319,626	1.03		1.03		0.97	—
Hartford International Small Company HLS Fund
For the Year Ended December 31, 2009
Class IA	8.30	0.09	—	3.07	3.16	(0.17)	—	—	(0.17)	2.99	11.29	38.07	(e)	175,950	0.94		0.94		1.03	136
Class IB	8.24	0.08	—	3.01	3.09	(0.14)	—	—	(0.14)	2.95	11.19	37.73	(e)	47,215	1.19		1.19		0.79	—
For the Year Ended December 31, 2008
Class IA	15.07	0.20	—	(6.45)	(6.25)	(0.15)	(0.37)	—	(0.52)	(6.77)	8.30	(42.44)		133,595	0.89		0.89		1.67	98
Class IB	14.93	0.17	—	(6.37)	(6.20)	(0.12)	(0.37)	—	(0.49)	(6.69)	8.24	(42.58)		39,265	1.14		1.14		1.42	—
For the Year Ended December 31, 2007
Class IA	16.77	0.18	—	1.23	1.41	(0.31)	(2.80)	—	(3.11)	(1.70)	15.07	9.01		312,269	0.88		0.88		0.81	97
Class IB	16.64	0.13	—	1.22	1.35	(0.26)	(2.80)	—	(3.06)	(1.71)	14.93	8.73		105,771	1.13		1.13		0.56	—
For the Year Ended December 31, 2006
Class IA	14.84	0.18	—	4.08	4.26	(0.32)	(2.01)	—	(2.33)	1.93	16.77	29.34	(e)	294,660	0.93		0.93		1.05	99
Class IB	14.71	0.15	—	4.04	4.19	(0.25)	(2.01)	—	(2.26)	1.93	16.64	29.01	(e)	117,251	1.18		1.18		0.82	—
For the Year Ended December 31, 2005
Class IA	14.52	0.11	—	2.44	2.55	(0.38)	(1.85)	—	(2.23)	0.32	14.84	18.60		193,712	1.00		1.00		1.19	95
Class IB	14.42	0.08	—	2.40	2.48	(0.34)	(1.85)	—	(2.19)	0.29	14.71	18.30		92,157	1.25		1.25		0.97	—
Hartford MidCap HLS Fund
For the Year Ended December 31, 2009
Class IA	16.21	0.11	0.01	4.89	5.01	(0.10)	—	—	(0.10)	4.91	21.12	30.96	(e)	1,490,852	0.72		0.72		0.48	82
Class IB	16.06	0.04	0.01	4.86	4.91	(0.05)	—	—	(0.05)	4.86	20.92	30.62	(e)	173,205	0.97		0.97		0.23	—
For the Year Ended December 31, 2008
Class IA	26.34	0.12	—	(9.03)	(8.91)	(0.12)	(1.10)	—	(1.22)	(10.13)	16.21	(35.32)		1,552,741	0.69		0.69		0.51	92
Class IB	26.08	0.06	—	(8.92)	(8.86)	(0.06)	(1.10)	—	(1.16)	(10.02)	16.06	(35.49)		169,328	0.94		0.94		0.26	—
For the Year Ended December 31, 2007(g)
Class IA	26.99	0.06	—	3.99	4.05	(0.15)	(4.55)	—	(4.70)	(0.65)	26.34	15.30		2,716,285	0.69		0.69		0.22	79
Class IB	26.76	(0.01)	—	3.95	3.94	(0.07)	(4.55)	—	(4.62)	(0.68)	26.08	15.01		302,151	0.94		0.94		(0.03)	—
For the Year Ended December 31, 2006
Class IA	28.73	0.33	0.04	2.92	3.29	(0.33)	(4.70)	—	(5.03)	(1.74)	26.99	11.74	(e)	2,606,275	0.68		0.68		1.06	89
Class IB	28.53	0.25	0.04	2.89	3.18	(0.25)	(4.70)	—	(4.95)	(1.77)	26.76	11.46	(e)	274,695	0.93		0.93		0.82	—
For the Year Ended December 31, 2005
Class IA	28.61	0.11	0.01	4.60	4.72	(0.12)	(4.48)	—	(4.60)	0.12	28.73	16.78	(e)	2,529,805	0.70		0.70		0.39	70
Class IB	28.42	0.01	0.01	4.59	4.61	(0.02)	(4.48)	—	(4.50)	0.11	28.53	16.49	(e)	254,833	0.95		0.95		0.14	—
Hartford MidCap Growth HLS Fund
For the Year Ended December 31, 2009
Class IA	5.34	0.02	—	2.54	2.56	(0.02)	—	—	(0.02)	2.54	7.88	47.87		114,269	0.87		0.87		0.43	160
Class IB	5.34	0.01	—	2.52	2.53	(0.01)	—	—	(0.01)	2.52	7.86	47.51		25,176	1.12		1.12		0.17	—
For the Year Ended December 31, 2008
Class IA	10.19	0.03	—	(4.76)	(4.73)	(0.03)	(0.09)	—	(0.12)	(4.85)	5.34	(46.85)		38,447	0.85		0.85		0.53	201
Class IB(m)	9.04	0.01	—	(3.60)	(3.59)	(0.02)	(0.09)	—	(0.11)	(3.70)	5.34	(40.17	)(i)	8,702	1.10	(j)	1.10	(j)	0.32 (j)	—
For the Year Ended December 31, 2007
Class IA	10.88	0.03	0.02	1.23	1.28	(0.06)	(1.91)	—	(1.97)	(0.69)	10.19	11.65	(e)	51,196	0.85		0.65		0.26	231
For the Year Ended December 31, 2006
Class IA	11.33	(0.01)	—	1.39	1.38	—	(1.83)	—	(1.83)	(0.45)	10.88	12.27		53,395	0.98		0.78		(0.08)	211
For the Year Ended December 31, 2005
Class IA	12.63	(0.04)	—	0.53	0.49	—	(1.79)	—	(1.79)	(1.30)	11.33	4.55		55,209	1.01		0.81		(0.39)	112
Hartford MidCap Value HLS Fund
For the Year Ended December 31, 2009
Class IA	5.82	0.07	—	2.50	2.57	(0.06)	—	—	(0.06)	2.51	8.33	44.19	(e)	348,742	0.86		0.86		0.87	50
Class IB	5.80	0.05	—	2.49	2.54	(0.04)	—	—	(0.04)	2.50	8.30	43.83	(e)	145,920	1.11		1.11		0.62	—

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		of Period	Waivers (c)	Waivers (c)	Net Assets	Rate (d)
Hartford MidCap Value HLS Fund — (continued)
For the Year Ended December 31, 2008
Class IA	$12.34	$0.07	$—	$(4.35)	$(4.28)	$(0.06)	$(2.18)	$—	$(2.24)	$(6.52)	$5.82	(40.21)%		$301,896	0.81%	0.81%	0.82%	51%
Class IB	12.30	0.05	—	(4.33)	(4.28)	(0.04)	(2.18)	—	(2.22)	(6.50)	5.80	(40.36)		128,483	1.06	1.06	0.57	—
For the Year Ended December 31, 2007
Class IA	14.18	0.08	—	0.51	0.59	(0.07)	(2.36)	—	(2.43)	(1.84)	12.34	2.13		615,430	0.79	0.79	0.53	50
Class IB	14.13	0.04	—	0.53	0.57	(0.04)	(2.36)	—	(2.40)	(1.83)	12.30	1.87		300,502	1.04	1.04	0.28	—
For the Year Ended December 31, 2006
Class IA	14.01	0.10	0.01	2.11	2.22	(0.12)	(1.93)	—	(2.05)	0.17	14.18	17.88	(e)	721,469	0.78	0.78	0.73	41
Class IB	13.96	0.07	0.01	2.10	2.18	(0.08)	(1.93)	—	(2.01)	0.17	14.13	17.59	(e)	370,771	1.03	1.03	0.51	—
For the Year Ended December 31, 2005
Class IA	14.16	0.06	0.01	1.23	1.30	(0.08)	(1.37)	—	(1.45)	(0.15)	14.01	9.99	(e)	721,631	0.79	0.79	0.35	49
Class IB	14.08	(0.02)	0.01	1.27	1.26	(0.01)	(1.37)	—	(1.38)	(0.12)	13.96	9.71	(e)	391,264	1.04	1.04	0.10	—
Hartford Money Market HLS Fund
For the Year Ended December 31, 2009
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.06		2,820,121	0.48	0.32	0.02	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.05		548,134	0.53	0.34	0.00	—
For the Year Ended December 31, 2008
Class IA	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.15		4,427,230	0.47	0.42	2.01	N/A
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89		774,432	0.72	0.67	1.80	—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95		2,224,124	0.47	0.42	4.83	N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		452,976	0.72	0.67	4.58	—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		1,558,433	0.48	0.48	4.63	N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43		319,926	0.73	0.73	4.38	—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84		1,353,836	0.49	0.49	2.79	N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58		264,040	0.75	0.75	2.54	—
Hartford Small Company HLS Fund
For the Year Ended December 31, 2009
Class IA	11.01	(0.01)	0.01	3.22	3.22	—	—	—	—	3.22	14.23	29.29	(e)	1,026,150	0.75	0.75	(0.07)	184
Class IB	10.76	(0.04)	0.01	3.15	3.12	—	—	—	—	3.12	13.88	29.01	(e)	208,358	1.00	1.00	(0.32)	—
For the Year Ended December 31, 2008
Class IA	18.62	0.02	—	(7.56)	(7.54)	(0.02)	(0.05)	—	(0.07)	(7.61)	11.01	(40.60)		793,078	0.71	0.71	0.16	194
Class IB	18.20	(0.01)	—	(7.38)	(7.39)	—	(0.05)	—	(0.05)	(7.44)	10.76	(40.73)		179,411	0.96	0.96	(0.09)	—
For the Year Ended December 31, 2007(g)
Class IA	19.07	—	0.04	2.57	2.61	(0.05)	(3.01)	—	(3.06)	(0.45)	18.62	14.23	(e)	1,292,444	0.70	0.70	(0.02)	167	(n)
Class IB	18.71	(0.05)	0.04	2.51	2.50	—	(3.01)	—	(3.01)	(0.51)	18.20	13.94	(e)	312,775	0.95	0.95	(0.27)	—
For the Year Ended December 31, 2006
Class IA	19.66	0.05	0.02	2.75	2.82	(0.04)	(3.37)	—	(3.41)	(0.59)	19.07	14.43	(e)	1,138,830	0.73	0.73	0.21	177
Class IB	19.38	—	0.02	2.70	2.72	(0.02)	(3.37)	—	(3.39)	(0.67)	18.71	14.14	(e)	304,757	0.98	0.98	(0.03)	—
For the Year Ended December 31, 2005
Class IA	16.25	(0.04)	0.02	3.43	3.41	—	—	—	—	3.41	19.66	21.01	(e)	1,017,271	0.75	0.75	(0.08)	106
Class IB	16.06	(0.05)	0.02	3.35	3.32	—	—	—	—	3.32	19.38	20.71	(e)	220,310	1.00	1.00	(0.34)	—
Hartford SmallCap Growth HLS Fund
For the Year Ended December 31, 2009
Class IA	11.57	0.01	—	4.08	4.09	(0.01)	—	—	(0.01)	4.08	15.65	35.39	(e)	408,754	0.68	0.68	0.06	73
Class IB	11.53	(0.03)	—	4.08	4.05	—	—	—	—	4.05	15.58	35.06	(e)	140,368	0.93	0.93	(0.19)	—
For the Year Ended December 31, 2008
Class IA	18.71	0.05	—	(7.00)	(6.95)	(0.07)	(0.12)	—	(0.19)	(7.14)	11.57	(37.42)		332,330	0.64	0.64	0.24	99
Class IB	18.66	—	—	(6.96)	(6.96)	(0.05)	(0.12)	—	(0.17)	(7.13)	11.53	(37.57)		115,827	0.89	0.89	(0.01)	—
For the Year Ended December 31, 2007
Class IA	20.79	0.11	—	(0.53)	(0.42)	(0.06)	(1.60)	—	(1.66)	(2.08)	18.71	(1.84)		640,853	0.63	0.63	0.52	84
Class IB	20.74	0.06	—	(0.54)	(0.48)	—	(1.60)	—	(1.60)	(2.08)	18.66	(2.09)		227,424	0.88	0.88	0.27	—
For the Year Ended December 31, 2006
Class IA	20.88	0.09	—	1.35	1.44	(0.08)	(1.45)	—	(1.53)	(0.09)	20.79	6.86	(e)	746,266	0.64	0.64	0.42	92
Class IB	20.83	0.04	—	1.35	1.39	(0.03)	(1.45)	—	(1.48)	(0.09)	20.74	6.59	(e)	273,736	0.89	0.89	0.17	—
For the Year Ended December 31, 2005
Class IA	20.26	0.05	0.04	2.13	2.22	(0.08)	(1.22)	(0.30)	(1.60)	0.62	20.88	11.02	(e)	704,168	0.63	0.63	0.20	77
Class IB	20.21	(0.02)	0.04	2.15	2.17	(0.03)	(1.22)	(0.30)	(1.55)	0.62	20.83	10.78	(e)	271,859	0.88	0.88	(0.05)	—

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net				Ratio of	Ratio of	Ratio of
				and			Distributions			Increase				Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at		Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total	at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)	of Period	Waivers (c)	Waivers (c)	Net Assets	Rate (d)
Hartford SmallCap Value HLS Fund
For the Year Ended December 31, 2009
Class IA	$7.37	$0.07	$—	$2.03	$2.10	$(0.07)	$—	$—	$(0.07)	$2.03	$9.40	28.72%	$75,105	1.05%	1.05%	0.97%	56%
Class IB	7.33	0.04	—	2.03	2.07	(0.06)	—	—	(0.06)	2.01	9.34	28.28	5,677	1.30	1.30	0.72	—
For the Year Ended December 31, 2008
Class IA	10.69	0.15	—	(3.27)	(3.12)	(0.12)	(0.08)	—	(0.20)	(3.32)	7.37	(29.36)	58,193	0.95	0.95	1.65	54
Class IB	10.66	0.05	—	(3.19)	(3.14)	(0.11)	(0.08)	—	(0.19)	(3.33)	7.33	(29.57)	2,898	1.20	1.20	1.90	—
For the Year Ended December 31, 2007
Class IA	12.99	0.18	—	(0.77)	(0.59)	(0.17)	(1.54)	—	(1.71)	(2.30)	10.69	(4.44)	81,895	0.96	0.96	1.27	51
Class IB	12.97	0.11	—	(0.73)	(0.62)	(0.15)	(1.54)	—	(1.69)	(2.31)	10.66	(4.67)	240	1.21	1.21	1.08	—
For the Year Ended December 31, 2006
Class IA	13.77	0.21	—	2.26	2.47	(0.20)	(3.05)	—	(3.25)	(0.78)	12.99	18.31	102,233	0.99	0.99	1.35	166
Class IB	13.74	0.17	—	2.27	2.44	(0.16)	(3.05)	—	(3.21)	(0.77)	12.97	18.02	171	1.24	1.24	1.07	—
For the Year Ended December 31, 2005
Class IA	16.61	0.15	—	1.08	1.23	(0.23)	(3.84)	—	(4.07)	(2.84)	13.77	8.11	103,350	0.92	0.92	0.94	49
Class IB	16.59	0.16	—	1.02	1.18	(0.19)	(3.84)	—	(4.03)	(2.85)	13.74	7.83	146	1.17	1.17	0.71	—
Hartford Stock HLS Fund
For the Year Ended December 31, 2009
Class IA	25.86	0.48	—	10.25	10.73	(0.49)	—	—	(0.49)	10.24	36.10	41.54 (e)	2,055,227	0.51	0.51	1.43	84
Class IB	25.84	0.39	—	10.24	10.63	(0.41)	—	—	(0.41)	10.22	36.06	41.18 (e)	328,275	0.76	0.76	1.19	—
For the Year Ended December 31, 2008
Class IA	47.11	0.59	—	(20.79)	(20.20)	(0.81)	(0.24)	—	(1.05)	(21.25)	25.86	(43.13)	1,810,864	0.49	0.49	1.38	89
Class IB	47.00	0.50	—	(20.72)	(20.22)	(0.70)	(0.24)	—	(0.94)	(21.16)	25.84	(43.27)	287,794	0.74	0.74	1.13	—
For the Year Ended December 31, 2007
Class IA	52.57	0.60	—	2.43	3.03	(0.57)	(7.92)	—	(8.49)	(5.46)	47.11	5.90	3,909,045	0.49	0.49	1.01	96
Class IB	52.45	0.45	—	2.44	2.89	(0.42)	(7.92)	—	(8.34)	(5.45)	47.00	5.64	652,838	0.74	0.74	0.76	—
For the Year Ended December 31, 2006
Class IA	49.21	0.72	0.06	6.41	7.19	(0.71)	(3.12)	—	(3.83)	3.36	52.57	14.65 (e)	4,498,001	0.49	0.49	1.27	97
Class IB	49.10	0.56	0.06	6.42	7.04	(0.57)	(3.12)	—	(3.69)	3.35	52.45	14.37 (e)	758,802	0.74	0.74	1.02	—
For the Year Ended December 31, 2005
Class IA	45.72	0.66	—	3.72	4.38	(0.89)	—	—	(0.89)	3.49	49.21	9.62	4,787,612	0.50	0.50	1.21	91
Class IB	45.59	0.51	—	3.74	4.25	(0.74)	—	—	(0.74)	3.51	49.10	9.35	770,163	0.75	0.75	0.96	—
Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2009
Class IA	9.54	0.46	—	0.98	1.44	(0.40)	—	—	(0.40)	1.04	10.58	15.01	3,902,957	0.51	0.51	4.67	215
Class IB	9.50	0.46	—	0.95	1.41	(0.38)	—	—	(0.38)	1.03	10.53	14.72	789,541	0.76	0.76	4.42	—
For the Year Ended December 31, 2008
Class IA	11.15	0.62	—	(1.49)	(0.87)	(0.74)	—	—	(0.74)	(1.61)	9.54	(7.62)	3,167,919	0.49	0.49	5.54	173
Class IB	11.09	0.67	—	(1.55)	(0.88)	(0.71)	—	—	(0.71)	(1.59)	9.50	(7.85)	740,580	0.74	0.74	5.27	—
For the Year Ended December 31, 2007(g)
Class IA	11.24	0.60	—	(0.08)	0.52	(0.61)	—	—	(0.61)	(0.09)	11.15	4.67	3,458,709	0.49	0.49	5.27	223
Class IB	11.19	0.57	—	(0.09)	0.48	(0.58)	—	—	(0.58)	(0.10)	11.09	4.41	1,036,331	0.74	0.74	5.01	—
For the Year Ended December 31, 2006(g)
Class IA	11.27	0.55	—	(0.01)	0.54	(0.57)	—	—	(0.57)	(0.03)	11.24	4.80 (e)	3,041,321	0.50	0.50	4.82	344
Class IB	11.20	0.51	—	—	0.51	(0.52)	—	—	(0.52)	(0.01)	11.19	4.54 (e)	1,040,408	0.75	0.75	4.56	—
For the Year Ended December 31, 2005
Class IA	11.94	0.44	—	(0.14)	0.30	(0.88)	(0.09)	—	(0.97)	(0.67)	11.27	2.45	2,745,115	0.50	0.50	4.09	190
Class IB	11.86	0.43	—	(0.17)	0.26	(0.83)	(0.09)	—	(0.92)	(0.66)	11.20	2.19	1,068,600	0.75	0.75	3.84	—
Hartford U.S. Government Securities HLS Fund
For the Year Ended December 31, 2009
Class IA	10.19	0.40	—	(0.06)	0.34	—	—	—	—	0.34	10.53	3.38	1,132,301	0.49	0.49	3.63	151
Class IB	10.16	0.39	—	(0.07)	0.32	—	—	—	—	0.32	10.48	3.12	274,898	0.74	0.74	3.39	—
For the Year Ended December 31, 2008
Class IA	11.15	0.44	—	(0.51)	(0.07)	(0.89)	—	—	(0.89)	(0.96)	10.19	(0.64)	1,243,275	0.46	0.46	4.56	83
Class IB	11.10	0.18	—	(0.29)	(0.11)	(0.83)	—	—	(0.83)	(0.94)	10.16	(0.89)	334,013	0.71	0.71	4.31	—
For the Year Ended December 31, 2007(g)
Class IA	11.13	0.54	—	(0.07)	0.47	(0.45)	—	—	(0.45)	0.02	11.15	4.38	925,088	0.47	0.47	4.86	95
Class IB	11.07	0.51	—	(0.06)	0.45	(0.42)	—	—	(0.42)	0.03	11.10	4.12	297,934	0.72	0.72	4.61	—
For the Year Ended December 31, 2006(g)
Class IA	11.09	0.49	—	(0.06)	0.43	(0.39)	—	—	(0.39)	0.04	11.13	4.01	711,639	0.48	0.48	4.48	199
Class IB	11.03	0.46	—	(0.06)	0.40	(0.36)	—	—	(0.36)	0.04	11.07	3.75	290,963	0.73	0.73	4.21	—

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net				Ratio of	Ratio of	Ratio of
				and			Distributions			Increase				Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset			to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at		Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total	at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)	of Period	Waivers (c)	Waivers (c)	Net Assets	Rate (d)
Hartford U.S. Government Securities HLS Fund — (continued)
For the Year Ended December 31, 2005
Class IA	$11.24	$0.35	$—	$(0.17)	$0.18	$(0.33)	$—	$—	$(0.33)	$(0.15)	$11.09	1.55%	$591,007	0.47%	0.47%	3.60%	257%
Class IB	11.19	0.37	—	(0.22)	0.15	(0.31)	—	—	(0.31)	(0.16)	11.03	1.30	323,920	0.72	0.72	3.34	—
Hartford Value HLS Fund
For the Year Ended December 31, 2009
Class IA	7.77	0.15	—	1.74	1.89	(0.16)	—	—	(0.16)	1.73	9.50	24.37 (e)	244,909	0.87	0.87	1.68	50
Class IB	7.77	0.13	—	1.74	1.87	(0.14)	—	—	(0.14)	1.73	9.50	24.06 (e)	63,003	1.12	1.12	1.43	—
For the Year Ended December 31, 2008
Class IA	12.83	0.20	—	(4.36)	(4.16)	(0.20)	(0.70)	—	(0.90)	(5.06)	7.77	(34.03)	217,460	0.84	0.84	1.87	57
Class IB	12.81	0.20	—	(4.37)	(4.17)	(0.17)	(0.70)	—	(0.87)	(5.04)	7.77	(34.20)	63,338	1.09	1.09	1.62	—
For the Year Ended December 31, 2007
Class IA	13.06	0.17	—	1.02	1.19	(0.17)	(1.25)	—	(1.42)	(0.23)	12.83	8.98	327,689	0.84	0.84	1.42	35
Class IB	13.03	0.16	—	1.00	1.16	(0.13)	(1.25)	—	(1.38)	(0.22)	12.81	8.70	131,651	1.09	1.09	1.14	—
For the Year Ended December 31, 2006
Class IA	11.18	0.15	—	2.23	2.38	(0.15)	(0.35)	—	(0.50)	1.88	13.06	21.82 (e)	277,982	0.85	0.85	1.37	40
Class IB	11.14	0.13	—	2.21	2.34	(0.10)	(0.35)	—	(0.45)	1.89	13.03	21.52 (e)	148,135	1.10	1.10	1.10	—
For the Year Ended December 31, 2005
Class IA	10.73	0.15	—	0.71	0.86	(0.27)	(0.14)	—	(0.41)	0.45	11.18	8.13	193,655	0.86	0.86	1.42	30
Class IB	10.67	0.10	—	0.73	0.83	(0.22)	(0.14)	—	(0.36)	0.47	11.14	7.86	129,771	1.11	1.11	1.17	—
Hartford Value Opportunities HLS Fund
For the Year Ended December 31, 2009
Class IA	8.77	0.13	—	3.97	4.10	(0.12)	—	—	(0.12)	3.98	12.75	46.75	264,153	0.68	0.68	1.21	93
Class IB	8.75	0.10	—	3.94	4.04	(0.09)	—	—	(0.09)	3.95	12.70	46.37	59,220	0.93	0.93	0.95	—
For the Year Ended December 31, 2008
Class IA	15.42	0.20	—	(6.50)	(6.30)	(0.26)	(0.09)	—	(0.35)	(6.65)	8.77	(41.06)	200,913	0.64	0.64	1.42	59
Class IB	15.35	0.18	—	(6.47)	(6.29)	(0.22)	(0.09)	—	(0.31)	(6.60)	8.75	(41.21)	46,917	0.89	0.89	1.17	—
For the Year Ended December 31, 2007
Class IA	19.74	0.25	—	(1.48)	(1.23)	(0.25)	(2.84)	—	(3.09)	(4.32)	15.42	(6.29)	456,402	0.64	0.64	1.21	57
Class IB	19.64	0.22	—	(1.48)	(1.26)	(0.19)	(2.84)	—	(3.03)	(4.29)	15.35	(6.53)	122,159	0.89	0.89	0.96	—
For the Year Ended December 31, 2006
Class IA	18.93	0.25	0.01	3.14	3.40	(0.26)	(2.33)	—	(2.59)	0.81	19.74	19.02 (e)	508,648	0.64	0.64	1.31	52
Class IB	18.83	0.21	0.01	3.11	3.33	(0.19)	(2.33)	—	(2.52)	0.81	19.64	18.73 (e)	164,151	0.89	0.89	1.05	—
For the Year Ended December 31, 2005
Class IA	18.16	0.14	—	1.34	1.48	(0.26)	(0.45)	—	(0.71)	0.77	18.93	8.32	390,113	0.65	0.65	1.05	52
Class IB	18.06	0.09	—	1.33	1.42	(0.20)	(0.45)	—	(0.65)	0.77	18.83	8.05	151,960	0.90	0.90	0.79	—

(a)	Information presented relates to a share outstanding throughout the indicated period.
(b)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(c)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.
(f)	See Federal Income Taxes in the Notes to Financial Statements regarding the reclassified 2008 Distribution to Shareholder amounts.
(g)	Per share amounts have been calculated using the average shares method.
(h)	Commenced operations on January 31, 2008.
(i)	Not annualized.
(j)	Annualized.
(k)
During the year ended December 31, 2008, Hartford Global Equity HLS Fund incurred $95.4 million in sales associated with the transition of assets from Hartford Global Communications HLS Fund, Hartford Financial Services HLS Fund and Hartford Global Technology HLS Fund, which merged into Hartford Global Equity HLS Fund on August 22, 2008. These sales were excluded from the portfolio turnover rate calculation.

(l)
During the year ended December 31, 2009, Hartford Growth Opportunities HLS Fund incurred $100.4 million in purchases associated with the transition of assets from Hartford LargeCap Growth HLS Fund, which merged into Hartford Growth Opportunities HLS Fund on October 2, 2009. These purchases were excluded from the portfolio turnover rate calculation.

(m)	Commenced operations on March 31, 2008.
(n)
During the year ended December 31, 2007, Hartford Small Company HLS Fund received a $12.6 million in-kind subscription of securities from a shareholder in exchange for shares of this fund. This payment-in-kind was excluded from the portfolio turnover rate calculation.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc. and
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Equity Income HLS Fund, Hartford Fundamental Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford Global Equity HLS Fund, Hartford Global Growth HLS Fund, Hartford Global Health HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, Hart-ford Total Return Bond HLS Fund, and Hartford Value HLS Fund (twenty-three of the thirty-four portfolios constituting Hartford Series Fund, Inc.) and Hartford Growth Opportunities HLS Fund, Hartford MidCap Growth HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund, Hartford U.S. Government Securities HLS Fund, and Hartford Value Opportunities HLS Fund (the six portfolios constituting Hartford HLS Series Fund II, Inc.) (collectively, the “Funds”) as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. at December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 16, 2010

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to Hartford Series Fund, Inc. (“SF”), and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Funds can be found in the Statement of Operations herein. The Funds pay to The Hartford a portion of the chief compliance officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

* Prior to May 8, 2009, Mr. Birdsong held a beneficial ownership interest in the common stock of Wells Fargo & Company (“Wells Fargo”). On October 3, 2008, Wells Fargo agreed to acquire Wachovia Corporation, a majority shareholder of Metropolitan West Capital Management, LLC (“MetWest Capital”), a sub-adviser to Hartford SmallCap Value HLS Fund. On October 20, 2008, Wells Fargo purchased preferred stock of Wachovia Corporation with a voting interest greater than 25%. On December 31, 2008, the merger was completed. As a result of these transactions, Wells Fargo may be deemed to control MetWest Capital as of October 20, 2008. Because of his prior beneficial ownership interest in Wells Fargo common stock, Mr. Birdsong was not considered to be an independent director with respect to Hartford SmallCap Value HLS Fund from October 20, 2008 to May 8, 2009.

Robert M. Gavin, Jr. (1940) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/ regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Directors and Officers (Unaudited) — (continued)

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp. * Mr. Walters previously served as President and Chief Executive Officer of the Funds (2007-2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (SF) 1993 (SF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING
POLICIES AND PROXY VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2009 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc..
Shareholder Meeting Results (Unaudited)

The following proposal was addressed and approved at a Special Meeting of Shareholders held on September 15, 2009.

Proposal to approve a plan of reorganization providing for the acquisition of all the assets and liabilities of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”) by Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by a complete liquidation of the Acquired Fund.

Fund	For	Against	Abstain
Hartford LargeCap Growth HLS Fund	7,848,073.650	514,892.338	738,263.327

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2009 through December 31, 2009.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

			Expenses paid			Expenses paid
		Ending	during the period		Ending	during the period		Days	Days
	Beginning	Account Value	June 30, 2009	Beginning	Account Value	June 30, 2009	Annualized	in the	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	current	full
	June 30, 2009	2009	December 31, 2009	June 30, 2009	2009	December 31, 2009	ratio	1/2 year	year
Hartford Advisers HLS Fund
Class IA	$1,000.00	$1,188.80	$3.59	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class IB	$1,000.00	$1,187.30	$4.96	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Hartford Capital Appreciation HLS Fund
Class IA	$1,000.00	$1,260.04	$3.87	$1,000.00	$1,020.76	$3.46	0.68%	184	365
Class IB	$1,000.00	$1,259.70	$5.30	$1,000.00	$1,020.52	$4.74	0.93%	184	365
Hartford Disciplined Equity HLS Fund
Class IA	$1,000.00	$1,198.80	$4.16	$1,000.00	$1,021.42	$3.82	0.75%	184	365
Class IB	$1,000.00	$1,197.30	$5.54	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Hartford Dividend and Growth HLS Fund
Class IA	$1,000.00	$1,214.00	$3.85	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class IB	$1,000.00	$1,212.50	$5.24	$1,000.00	$1,020.47	$4.79	0.94%	184	365
Hartford Equity Income HLS Fund
Class IA	$1,000.00	$1,208.90	$4.79	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class IB	$1,000.00	$1,207.40	$6.18	$1,000.00	$1,019.61	$5.65	1.11%	184	365
Hartford Fundamental Growth HLS Fund
Class IA	$1,000.00	$1,275.90	$4.99	$1,000.00	$1,020.82	$4.43	0.87%	184	365
Class IB	$1,000.00	$1,274.30	$6.42	$1,000.00	$1,019.56	$5.70	1.12%	184	365
Hartford Global Advisers HLS Fund
Class IA	$1,000.00	$1,149.70	$4.55	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class IB	$1,000.00	$1,148.20	$5.90	$1,000.00	$1,019.71	$5.55	1.09%	184	365

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Expense Example (Unaudited) — (continued)

			Expenses paid			Expenses paid
		Ending	during the period		Ending	during the period		Days	Days
	Beginning	Account Value	June 30, 2009	Beginning	Account Value	June 30, 2009	Annualized	in the	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	current	full
	June 30, 2009	2009	December 31, 2009	June 30, 2009	2009	December 31, 2009	ratio	1/2 year	year
Hartford Global Equity HLS Fund
Class IA	$1,000.00	$1,259.90	$6.15	$1,000.00	$1,019.76	$5.50	1.08%	184	365
Class IB	$1,000.00	$1,258.40	$7.57	$1,000.00	$1,018.50	$6.77	1.33%	184	365
Hartford Global Growth HLS Fund
Class IA	$1,000.00	$1,241.20	$4.63	$1,000.00	$1,021.07	$4.18	0.82%	184	365
Class IB	$1,000.00	$1,239.60	$6.04	$1,000.00	$1,019.81	$5.45	1.07%	184	365
Hartford Global Health HLS Fund
Class IA	$1,000.00	$1,210.20	$5.13	$1,000.00	$1,020.57	$4.69	0.92%	184	365
Class IB	$1,000.00	$1,208.70	$6.51	$1,000.00	$1,019.31	$5.96	1.17%	184	365
Hartford Growth HLS Fund
Class IA	$1,000.00	$1,213.40	$4.91	$1,000.00	$1,020.77	$4.48	0.88%	184	365
Class IB	$1,000.00	$1,211.80	$6.30	$1,000.00	$1,019.51	$5.75	1.13%	184	365
Hartford Growth Opportunities HLS Fund
Class IA	$1,000.00	$1,245.90	$3.79	$1,000.00	$1,021.83	$3.41	0.67%	184	365
Class IB	$1,000.00	$1,244.40	$5.20	$1,000.00	$1,020.57	$4.69	0.92%	184	365
Hartford High Yield HLS Fund
Class IA	$1,000.00	$1,236.80	$4.23	$1,000.00	$1,021.42	$3.82	0.75%	184	365
Class IB	$1,000.00	$1,235.30	$5.63	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Hartford Index HLS Fund
Class IA	$1,000.00	$1,222.48	$1.96	$1,000.00	$1,022.42	$1.78	0.35%	184	365
Class IB	$1,000.00	$1,222.20	$3.36	$1,000.00	$1,022.18	$3.06	0.60%	184	365
Hartford International Growth HLS Fund
Class IA	$1,000.00	$1,233.60	$5.18	$1,000.00	$1,020.57	$4.69	0.92%	184	365
Class IB	$1,000.00	$1,232.10	$6.58	$1,000.00	$1,019.31	$5.96	1.17%	184	365
Hartford International Opportunities HLS Fund
Class IA	$1,000.00	$1,237.10	$4.29	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class IB	$1,000.00	$1,235.50	$5.69	$1,000.00	$1,020.11	$5.14	1.01%	184	365
Hartford International Small Company HLS Fund
Class IA	$1,000.00	$1,244.35	$5.32	$1,000.00	$1,019.45	$4.78	0.94%	184	365
Class IB	$1,000.00	$1,244.00	$6.73	$1,000.00	$1,019.21	$6.06	1.19%	184	365
Hartford MidCap HLS Fund
Class IA	$1,000.00	$1,225.90	$4.04	$1,000.00	$1,021.58	$3.67	0.72%	184	365
Class IB	$1,000.00	$1,224.50	$5.44	$1,000.00	$1,020.32	$4.94	0.97%	184	365
Hartford MidCap Growth HLS Fund
Class IA	$1,000.00	$1,253.70	$5.00	$1,000.00	$1,020.77	$4.48	0.88%	184	365
Class IB	$1,000.00	$1,251.90	$6.41	$1,000.00	$1,019.51	$5.75	1.13%	184	365
Hartford MidCap Value HLS Fund
Class IA	$1,000.00	$1,301.50	$4.99	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class IB	$1,000.00	$1,299.80	$6.43	$1,000.00	$1,019.61	$5.65	1.11%	184	365
Hartford Money Market HLS Fund
Class IA	$1,000.00	$1,000.40	$1.01	$1,000.00	$1,024.20	$1.02	0.20%	184	365
Class IB	$1,000.00	$1,000.40	$1.01	$1,000.00	$1,024.20	$1.02	0.20%	184	365
Hartford Small Company HLS Fund
Class IA	$1,000.00	$1,228.70	$4.21	$1,000.00	$1,021.42	$3.82	0.75%	184	365
Class IB	$1,000.00	$1,228.33	$5.62	$1,000.00	$1,021.18	$5.10	1.00%	184	365
Hartford SmallCap Growth HLS Fund
Class IA	$1,000.00	$1,243.20	$3.96	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class IB	$1,000.00	$1,241.60	$5.37	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Hartford SmallCap Value HLS Fund
Class IA	$1,000.00	$1,270.40	$6.18	$1,000.00	$1,019.76	$5.50	1.08%	184	365
Class IB	$1,000.00	$1,268.90	$7.61	$1,000.00	$1,018.50	$6.77	1.33%	184	365
Hartford Stock HLS Fund
Class IA	$1,000.00	$1,261.34	$2.91	$1,000.00	$1,021.61	$2.60	0.51%	184	365
Class IB	$1,000.00	$1,261.00	$4.33	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Hartford Total Return Bond HLS Fund
Class IA	$1,000.00	$1,074.50	$2.67	$1,000.00	$1,022.63	$2.60	0.51%	184	365
Class IB	$1,000.00	$1,073.20	$3.97	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Hartford U.S. Government Securities HLS Fund
Class IA	$1,000.00	$1,027.30	$2.61	$1,000.00	$1,022.63	$2.60	0.51%	184	365
Class IB	$1,000.00	$1,026.00	$3.88	$1,000.00	$1,021.37	$3.87	0.76%	184	365

			Expenses paid			Expenses paid
		Ending	during the period		Ending	during the period		Days	Days
	Beginning	Account Value	June 30, 2009	Beginning	Account Value	June 30, 2009	Annualized	in the	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	current	full
	June 30, 2009	2009	December 31, 2009	June 30, 2009	2009	December 31, 2009	ratio	1/2 year	year
Hartford Value HLS Fund
Class IA	$1,000.00	$1,211.20	$4.85	$1,000.00	$1,020.82	$4.43	0.87%	184	365
Class IB	$1,000.00	$1,209.70	$6.24	$1,001.00	$1,019.56	$5.70	1.12%	184	365
Hartford Value Opportunities HLS Fund
Class IA	$1,000.00	$1,292.70	$3.99	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class IB	$1,000.00	$1,291.10	$5.43	$1,000.00	$1,020.47	$4.79	0.94%	184	365

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (“Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements after an initial two year period. At a meeting held on August 4-5, 2009, the Boards of Directors (the “Board”) of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with HL Investment Advisors, LLC (“HL Advisors”), and the investment sub-advisory agreements between HL Advisors and each Fund’s respective sub-adviser(s) (“Sub-advisers,” and together with HL Advisors, “Advisers”) — Hartford Investment Management Company (“Hartford Investment Management”), Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC, SSgA Funds Management, Inc., and Wellington Management Company, LLP (collectively, the “Agreements”).(1)

In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Funds by the Advisers, and their affiliates. In addition, the Board received in-person presentations by officers of the Funds and representatives of HL Advisors at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds’ contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Funds’ management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HL Advisors concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Funds. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

(1) Certain Funds have entered into investment management agreements with HL Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company (“Hartford Life”), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, particularly the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of each Fund, including overseeing fund operations and service providers, and that it or Hartford Life provides administrative services to the Funds, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-advisers. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Funds’ officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors’ affiliates.

With respect to the Sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of the Funds’ portfolio managers, the Sub-advisers’ other investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-advisers’ method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the Sub-advisers.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Funds. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Funds to an appropriate universe of peer funds.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Funds’ gross and net returns, the Funds’ investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Funds’ portfolios, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Funds’ performance track record. The Board evaluated each Adviser’s analysis of the Funds’ performance for these time periods, with specific attention to information indicating underperformance of certain Funds relative to a peer group or benchmark for specific time periods, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. The Board also noted HL Advisors’ initiatives over the course of the year to improve Fund performance, including management’s action to institute portfolio manager changes for several Funds.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-advisers’ overall capabilities to manage each Fund.

Costs of the Services and Profitability

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Funds and HL Advisors’ profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

The Board also requested and received information relating to the operations and profitability of the Sub-advisers. With respect to those Funds which are sub-advised by Hartford Investment Management, the Board noted that the fees payable to Hartford Investment Management are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for HL Advisors and Hartford Investment Management were considered in the aggregate. The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by each Fund to HL Advisors and the total expense ratios of each Fund. In this regard, the Board requested and reviewed information from HL Advisors and each Sub-adviser relating to the management fees and total operating expenses for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund’s management fees and total expense ratios relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s fees and expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management fees and total operating expenses.

Based on these considerations, and the information about quality of services, profitability, economies of scale, and other matters discussed, the Board concluded that each Fund’s fees and total operating expenses are reasonable.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Funds and whether the fee levels reflect these economies of scale for the benefit of the Funds’ investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Funds, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Funds’ shareholders, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services.

The Board also considered that Hartford Investor Services Company, LLC (“HISC”), the Funds’ transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds’ transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc. as principal underwriter of the Funds receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the Sub-advisers from their proposed use of the Funds’ brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-advisers that the Sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board considered the benefits to shareholders of being part of The Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

HARTFORD SERIES FUND, INC.

Annual Report December 31, 2009 • Manager Discussions • Financials

Hartford Series Fund, Inc.

Table
of
Contents

Manager Discussions (Unaudited)	2
Hartford Series Fund, Inc. Financial Statements:
Schedule of Investment as of December 31, 2009:
American Funds Asset Allocation HLS Fund	13
American Funds Blue Chip Income and Growth HLS Fund	13
American Funds Bond HLS Fund	14
American Funds Global Bond HLS Fund	14
American Funds Global Growth and Income HLS Fund	15
American Funds Global Growth HLS Fund	15
American Funds Global Small Capitalization HLS Fund	16
American Funds Growth HLS Fund	16
American Funds Growth-Income HLS Fund	17
American Funds International HLS Fund	17
American Funds New World HLS Fund	18
Statements of Assets and Liabilities as of December 31, 2009	20
Statements of Operations for the Year Ended December 31, 2009	22
Statements of Changes in Net Assets for the Years Ended December 31, 2009 and for the Period April 30, 2008 through December 31, 2008	24
Notes to Financial Statements	28
Financial Highlights	32
Report of Independent Registered Public Accounting Firm	33
Directors and Officers (Unaudited)	34
How to Obtain a Copy of the Funds’ Proxy Voting Policies and Voting Records (Unaudited)	36
Quarterly Portfolio Holdings Information (Unaudited)	36
Expense Example (Unaudited)	37
Approval of Investment Management Agreement (Unaudited)	38

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

American Funds Asset Allocation HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Performance Overview 4/30/08 - 12/31/09
Growth of $10,000 investment

Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.

Citigroup Broad Investment-Grade Bond Index is a market capitalization-weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade corporates with a maturity of one year or longer.

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Investment Goal: Seeks high total return consistent with preservation of capital over the long term.

Average Annual Returns (as of 12/31/09)

	1	Since
	Year	Inception
American Funds Asset Allocation HLS Fund IB	23.59%	-5.88%
Barclays Capital U.S. Aggregate Index	5.93%	5.49%
Citigroup Broad Investment-Grade Bond Index	5.06%	5.88%
S&P 500 Index	26.45%	-9.97%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Asset Allocation HLS Fund returned 23.59% for the twelve-month period ended December 31, 2009, versus the returns of 26.45% for the S&P 500 Index, 5.06% for the Citigroup Broad Investment-Grade Bond Index and 5.93% for the Barclays Capital U.S. Aggregate Index. The Fund underperformed the 24.27% average return of the Lipper Mixed Asset Target Allocation Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Asset Allocation HLS Fund is directly related to the performance of the American Funds Insurance Series – Asset Allocation Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Asset Allocation Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Asset Allocation HLS Fund’s financial statements.

2

American Funds Blue Chip Income and Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Performance Overview 4/30/08 - 12/31/09
Growth of $10,000 investment

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Investment Goal: Seeks to produce income exceeding the average yield of U.S stocks generally (as represented by the average yield on the S&P 500 Index) and to provide an opportunity for growth of principal consistent with sound common stock investing.

Average Annual Returns (as of 12/31/09)

	1	Since
	Year	Inception
American Funds Blue Chip Income and Growth HLS Fund IB	27.46%	-8.72%
S&P 500 Index	26.45%	-9.97%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Blue Chip Income and Growth HLS Fund returned 27.46% for the twelve-month period ended December 31, 2009, versus the return of 26.45% for the S&P 500 Index. The Fund underperformed the 27.98% average return of the Lipper Large Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Blue Chip Income and Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Blue Chip Income and Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series - Blue Chip Income and Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Blue Chip Income and Growth HLS Fund’s financial statements.

3

American Funds Bond HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Performance Overview 4/30/08 - 12/31/09
Growth of $10,000 investment

Barclays Capital U.S. Aggregate Index represents the U.S. investment-grade fixed-rate bond market.

Citigroup Broad Investment-Grade Bond Index is a market capitalization-weighted index that includes fixed-rate U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade corporates with a maturity of one year or longer.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Investment Goal: Seeks to maximize current income and preservation of capital.

Average Annual Returns (as of 12/31/09)

	1	Since
	Year	Inception
American Funds Bond HLS Fund IB	12.23%	0.46%
Barclays Capital U.S. Aggregate Index	5.93%	5.49%
Citigroup Broad Investment-Grade Bond Index	5.06%	5.88%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Bond HLS Fund returned 12.23% for the twelve-month period ended December 31, 2009, versus the returns of 5.06% for the Citigroup Broad Investment-Grade Bond Index and 5.93% for the Barclays Capital U.S. Aggregate Index. The Fund underperformed the 14.80% average return of the Lipper Corporate Debt Funds BBB-Rated VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Bond HLS Fund is directly related to the performance of the American Funds Insurance Series – Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Bond HLS Fund’s financial statements.

4

American Funds Global Bond HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Performance Overview 4/30/08 - 12/31/09
Growth of $10,000 investment

Barclays Capital Global Aggregate Index represents the global investment-grade fixed-income bond markets.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Investment Goal: Seeks a high level of total return over the long term.

Average Annual Returns (as of 12/31/09)

	1	Since
	Year	Inception
American Funds Global Bond HLS Fund IB	9.43%	4.59%
Barclays Capital Global Aggregate Index	6.93%	4.21%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Bond HLS Fund returned 9.43% for the twelve-month period ended December 31, 2009, versus the return of 6.93% for the Barclays Capital Global Aggregate Index. The Fund underperformed the 14.18% average return of the Lipper Global Income Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Bond HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Bond Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Bond Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Bond HLS Fund’s financial statements.

5

American Funds Global Growth and Income HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Performance Overview 4/30/08 - 12/31/09
Growth of $10,000 investment

MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of developed and emerging markets.

MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. The index consists of 23 developed market country indices, including the United States.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Investment Goal: Seeks growth of capital over time and current income.

Average Annual Returns (as of 12/31/09)

	1	Since
	Year	Inception
American Funds Global Growth and Income HLS Fund IB	39.37%	-9.64%
MSCI All Country World Index	35.41%	-11.16%
MSCI World Index	30.79%	-11.61%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Growth and Income HLS Fund returned 39.37% for the twelve-month period ended December 31, 2009, versus the return of 35.41% for the MSCI All Country World Index and 30.79% for the MSCI World Index. The Fund underperformed the 40.18% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Growth and Income HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Growth and Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth and Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Growth and Income HLS Fund’s financial statements.

6

American Funds Global Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Performance Overview 4/30/08 - 12/31/09
Growth of $10,000 investment

MSCI World Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of developed markets. The index consists of 23 developed market country indices, including the United States.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Investment Goal: Seeks growth of capital.

Average Annual Returns (as of 12/31/09)

	1	Since
	Year	Inception
American Funds Global Growth HLS Fund IB	41.78%	-5.61%
MSCI World Index	30.79%	-11.61%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Growth HLS Fund returned 41.78% for the twelve-month period ended December 31, 2009, versus the return of 30.79% for the MSCI World Index. The Fund outperformed the 40.18% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Growth HLS Fund’s financial statements.

7

American Funds Global Small Capitalization HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Performance Overview 4/30/08 - 12/31/09
Growth of $10,000 investment

S&P Global < $3 Billion Index has been used since May 2006. Cumulative returns for periods beginning before May 2006 also include results from the comparative indexes used in those periods as follows: S&P Global <$2 Billion (May 2004 to April 2006), S&P Developed <$1.5 Billion (January 2000 to April 2004), and S&P Developed <$1.2 Billion (1990 to 1999). The S&P Global indices include both developed and developing countries. The S&P Developed indices (used prior to May 2004) only include stocks in developed countries.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Investment Goal: Seeks growth of capital over time.

Average Annual Returns (as of 12/31/09)

	1	Since
	Year	Inception
American Funds Global Small Capitalization Fund IB	60.77%	-11.24%
S&P Global < $3 Billion Index	50.65%	-7.39%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Global Small Capitalization HLS Fund returned 60.77% for the twelve-month period ended December 31, 2009, versus the return of 50.65% for the S&P Global < $3 Billion Index. The Fund outperformed the 40.18% average return of the Lipper Global Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Global Small Capitalization HLS Fund is directly related to the performance of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Global Small Capitalization Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Global Small Capitalization HLS Fund’s financial statements.

8

American Funds Growth HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Performance Overview 4/30/08 - 12/31/09
Growth of $10,000 investment

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Investment Goal: Seeks growth of capital.

Average Annual Returns (as of 12/31/09)

	1	Since
	Year	Inception
American Funds Growth HLS Fund IB	39.02%	-11.35%
S&P 500 Index	26.45%	-9.97%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Growth HLS Fund returned 39.02% for the twelve-month period ended December 31, 2009, versus the return of 26.45% for the S&P 500 Index. The Fund underperformed the 40.72% average return of the Lipper Multi-Cap Growth Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Growth HLS Fund is directly related to the performance of the American Funds Insurance Series – Growth Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Growth HLS Fund’s financial statements.

9

American Funds Growth-Income HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Performance Overview 4/30/08 - 12/31/09
Growth of $10,000 investment

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Investment Goal: Seeks growth of capital and income over time.

Average Annual Returns (as of 12/31/09)

	1	Since
	Year	Inception
American Funds Growth-Income HLS Fund IB	30.85%	-9.22%
S&P 500 Index	26.45%	-9.97%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds Growth-Income HLS Fund returned 30.85% for the twelve-month period ended December 31, 2009, versus the return of 26.45% for the S&P 500 Index. The Fund underperformed the 31.30% average return of the Lipper Multi-Cap Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds Growth-Income HLS Fund is directly related to the performance of the American Funds Insurance Series – Growth-Income Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – Growth-Income Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds Growth-Income HLS Fund’s financial statements.

10

American Funds International HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Performance Overview 4/30/08 - 12/31/09
Growth of $10,000 investment

MSCI All Country World Index ex USA is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Investment Goal: Seeks growth of capital over time.

Average Annual Returns (as of 12/31/09)

	1	Since
	Year	Inception
American Funds International HLS Fund IB	42.75%	-8.04%
MSCI All Country World Index ex USA	42.14%	-12.09%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds International HLS Fund returned 42.75% for the twelve-month period ended December 31, 2009, versus the return of 42.14% for the MSCI All Country World Index ex USA. The Fund outperformed the 31.95% average return of the Lipper International Core Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds International HLS Fund is directly related to the performance of the American Funds Insurance Series – International Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – International Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds International HLS Fund’s financial statements.

11

American Funds New World HLS Fund inception 4/30/2008
(advised by HL Investment Advisors, LLC)

Performance Overview 4/30/08 - 12/31/09
Growth of $10,000 investment

MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging market country indices.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Investment Goal: Seeks growth of capital over time.

Average Annual Returns (as of 12/31/09)

	1	Since
	Year	Inception
American Funds New World HLS Fund IB	49.14%	-6.40%
MSCI All Country World Index	35.41%	-11.16%
MSCI Emerging Markets Index	79.02%	-7.98%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?

The Class IB Shares of the American Funds New World HLS Fund returned 49.14% for the twelve-month period ended December 31, 2009, versus the returns of 35.41% for the MSCI All Country World Index and 79.02% for the MSCI Emerging Markets Index. The Fund underperformed the 73.45% average return of the Lipper Emerging Markets Funds VP-UF peer group, a group of funds with investment strategies similar to those of the Fund.

The performance of the American Funds New World HLS Fund is directly related to the performance of the American Funds Insurance Series – New World Fund Class 1, in which the Fund invests. The financial statements of the American Funds Insurance Series – New World Fund Class 1, including the Schedule of Investments, are provided in the accompanying report and should be read in conjunction with the American Funds New World HLS Fund’s financial statements.

12

American Funds Asset Allocation HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

			Market
Shares			Value Ì
INVESTMENT COMPANIES — 100.0%
3,294	American Funds Insurance Series – Asset Allocation Fund Class 1		$48,582
	Total investment companies (cost $44,869)		$48,582
	Total investments (cost $44,869) ▲	100.0%	$48,582
	Other assets and liabilities	—%	(14)
	Total net assets	100.0%	$48,568

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $46,077 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,505
Unrealized Depreciation	—
Net Unrealized Appreciation	$2,505

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2009, the investment valuation hierarchy levels were:

Assets:
Investment in Securities — Level 1	$48,582
Total	$48,582

American Funds Blue Chip Income and Growth HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

			Market
Shares			Value Ì
INVESTMENT COMPANIES — 100.0%
3,470	American Funds Insurance Series – Blue Chip Income and Growth Fund Class I		$29,041
	Total investment companies (cost $25,229)		$29,041
	Total investments (cost $25,229) ▲	100.0%	$29,041
	Other assets and liabilities	—%	(11)
	Total net assets	100.0%	$29,030

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $25,968 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,073
Unrealized Depreciation	—
Net Unrealized Appreciation	$3,073

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2009, the investment valuation hierarchy levels were:

Assets:
Investment in Securities — Level 1	$29,041
Total	$29,041

The accompanying notes are an integral part of these financial statements.

13

American Funds Bond HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

			Market
Shares			Value Ì
INVESTMENT COMPANIES — 100.0%
17,579	American Funds Insurance Series – Bond Fund Class 1		$181,587
	Total investment companies (cost $177,585)		$181,587
	Total investments (cost $177,585) ▲	100.0%	$181,587
	Other assets and liabilities	—%	(37)
	Total net assets	100.0%	$181,550

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $178,159 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,428
Unrealized Depreciation	—
Net Unrealized Appreciation	$3,428

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2009, the investment valuation hierarchy levels were:

Assets:
Investment in Securities — Level 1	$181,587
Total	$181,587

American Funds Global Bond HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

			Market
Shares			Value Ì
INVESTMENT COMPANIES — 100.0%
3,331	American Funds Insurance Series – Global Bond Fund Class 1		$38,545
	Total investment companies (cost $36,025)		$38,545
	Total investments (cost $36,025) ▲	100.0%	$38,545
	Other assets and liabilities	—%	(12)
	Total net assets	100.0%	$38,533

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $36,462 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,083
Unrealized Depreciation	—
Net Unrealized Appreciation	$2,083

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2009, the investment valuation hierarchy levels were:

Assets:
Investment in Securities — Level 1	$38,545
Total	$38,545

The accompanying notes are an integral part of these financial statements.

14

American Funds Global Growth and Income HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

			Market
Shares			Value Ì
INVESTMENT COMPANIES — 100.0%
9,714	American Funds Insurance Series – Global Growth and Income Fund Class 1		$88,783
	Total investment companies (cost $77,986)		$88,783
	Total investments (cost $77,986) ▲	100.0%	$88,783
	Other assets and liabilities	—%	(21)
	Total net assets	100.0%	$88,762

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $78,939 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,844
Unrealized Depreciation	—
Net Unrealized Appreciation	$9,844

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2009, the investment valuation hierarchy levels were:

Assets:
Investment in Securities — Level 1	$88,783
Total	$88,783

American Funds Global Growth HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

			Market
Shares			Value Ì
INVESTMENT COMPANIES — 100.0%
1,554	American Funds Insurance Series – Global Growth Fund Class 1		$30,470
	Total investment companies (cost $26,489)		$30,470
	Total investments (cost $26,489) ▲	100.0%	$30,470
	Other assets and liabilities	—%	(13)
	Total net assets	100.0%	$30,457

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $27,638 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,832
Unrealized Depreciation	—
Net Unrealized Appreciation	$2,832

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2009, the investment valuation hierarchy levels were:

Assets:
Investment in Securities — Level 1	$30,470
Total	$30,470

The accompanying notes are an integral part of these financial statements.

15

American Funds Global Small Capitalization HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

			Market
Shares			Value Ì
INVESTMENT COMPANIES — 100.0%
3,419	American Funds Insurance Series – Global Small Capitalization Fund Class 1		$61,535
	Total investment companies (cost $48,090)		$61,535
	Total investments (cost $48,090) ▲	100.0%	$61,535
	Other assets and liabilities	—%	(16)
	Total net assets	100.0%	$61,519

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $50,160 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,375
Unrealized Depreciation	—
Net Unrealized Appreciation	$11,375

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2009, the investment valuation hierarchy levels were:

Assets:
Investment in Securities — Level 1	$61,535
Total	$61,535

American Funds Growth HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

			Market
Shares			Value Ì
INVESTMENT COMPANIES — 100.0%
6,388	American Funds Insurance Series – Growth Fund Class 1		$296,717
	Total investment companies (cost $261,665)		$296,717
	Total investments (cost $261,665) ▲	100.0%	$296,717
	Other assets and liabilities	—%	(58)
	Total net assets	100.0%	$296,659

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $265,335 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$31,382
Unrealized Depreciation	—
Net Unrealized Appreciation	$31,382

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2009, the investment valuation hierarchy levels were:

Assets:
Investment in Securities — Level 1	$296,717
Total	$296,717

The accompanying notes are an integral part of these financial statements.

16

American Funds Growth-Income HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

			Market
Shares			Value Ì
INVESTMENT COMPANIES — 100.0%
5,379	American Funds Insurance Series – Growth-Income Fund Class 1		$168,727
	Total investment companies (cost $152,596)		$168,727
	Total investments (cost $152,596) ▲	100.0%	$168,727
	Other assets and liabilities	—%	(37)
	Total net assets	100.0%	$168,690

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $153,299 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,428
Unrealized Depreciation	—
Net Unrealized Appreciation	$15,428

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2009, the investment valuation hierarchy levels were:

Assets:
Investment in Securities — Level 1	$168,727
Total	$168,727

American Funds International HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

Shares			Market Value Ì
INVESTMENT COMPANIES — 100.0%
11,491	American Funds Insurance Series – International Fund Class 1		$197,298
	Total investment companies (cost $165,804)		$197,298
	Total investments (cost $165,804) ▲	100.0%	$197,298
	Other assets and liabilities	—%	(40)
	Total net assets	100.0%	$197,258

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $169,749 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$27,549
Unrealized Depreciation	—
Net Unrealized Appreciation	$27,549

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2009, the investment valuation hierarchy levels were:

Assets:
Investment in Securities — Level 1	$197,298
Total	$197,298

The accompanying notes are an integral part of these financial statements.

17

American Funds New World HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

			Market
Shares			Value Ì
INVESTMENT COMPANIES — 100.0%
2,924	American Funds Insurance Series – New World Fund Class 1		$58,594
	Total investment companies (cost $49,130)		$58,594
	Total investments (cost $49,130) ▲	100.0%	$58,594
	Other assets and liabilities	—%	(16)
	Total net assets	100.0%	$58,578

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $50,885 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,709
Unrealized Depreciation	—
Net Unrealized Appreciation	$7,709

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

At December 31, 2009, the investment valuation hierarchy levels were:

Assets:
Investment in Securities — Level 1	$58,594
Total	$58,594

The accompanying notes are an integral part of these financial statements.

18

(This page intentionally left blank)

19

Hartford Series Fund, Inc.
Statements of Assets and Liabilities
December 31, 2009
(000’s Omitted)

	American Funds Asset Allocation HLS Fund	American Funds Blue Chip Income and Growth HLS Fund	American Funds Bond HLS Fund	American Funds Global Bond HLS Fund
Assets:
Investments in securities, at market value @	$48,582	$29,041	$181,587	$38,545
Receivables:
Investment securities sold	—	—	—	—
Fund shares sold	17	8	249	16
Other assets.	5	4	12	5
Total assets	48,604	29,053	181,848	38,566
Liabilities:
Payables:
Investment securities purchased	15	7	205	15
Fund shares redeemed	1	1	44	1
Investment management fees	9	6	25	8
Distribution fees	3	2	12	2
Accrued expenses	8	7	12	7
Total liabilities	36	23	298	33
Net assets	$48,568	$29,030	$181,550	$38,533
Summary of Net Assets:
Capital stock and paid-in-capital	$45,183	$25,516	$173,499	$36,016
Accumulated undistributed net investment income	880	441	4,624	403
Accumulated net realized loss on investments	(1,208)	(739)	(575)	(406)
Unrealized appreciation of investments	3,713	3,812	4,002	2,520
Net assets	$48,568	$29,030	$181,550	$38,533
Shares authorized	200,000	200,000	200,000	200,000
Par value	$0.001	$0.001	$0.001	$0.001
Class IB: Net asset value per share	$8.85	$8.44	$9.84	$10.47
Shares outstanding	5,487	3,441	18,450	3,680
Net assets	$48,568	$29,030	$181,550	$38,533
@ Cost of securities	$44,869	$25,229	$177,585	$36,025

The accompanying notes are an integral part of these financial statements.

20

American Funds Global Growth and Income HLS Fund	American Funds Global Growth HLS Fund	American Funds Global Small Capitalization HLS Fund	American Funds Growth HLS Fund	American Funds Growth-Income HLS Fund	American Funds International HLS Fund	American Funds New World HLS Fund

$88,783	$30,470	$61,535	$296,717	$168,727	$197,298	$58,594

—	—	—	—	—	—	16
18	58	103	388	198	290	5
14	6	9	41	21	32	13
88,815	30,534	61,647	297,146	168,946	197,620	58,628

12	49	86	316	174	285	—
6	8	17	72	24	5	20
20	9	13	61	32	46	17
6	2	4	20	12	13	4
9	9	8	18	14	13	9
53	77	128	487	256	362	50
$88,762	$30,457	$61,519	$296,659	$168,690	$197,258	$58,578

$77,323	$27,340	$50,135	$265,088	$153,110	$166,898	$50,288
1,594	285	9	188	152	2,097	582
(952)	(1,149)	(2,070)	(3,669)	(703)	(3,231)	(1,756)
10,797	3,981	13,445	35,052	16,131	31,494	9,464
$88,762	$30,457	$61,519	$296,659	$168,690	$197,258	$58,578
200,000	200,000	200,000	200,000	200,000	200,000	200,000
$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001
$8.30	$8.83	$8.13	$7.96	$8.20	$8.50	$8.80
10,697	3,450	7,567	37,280	20,570	23,219	6,658
$88,762	$30,457	$61,519	$296,659	$168,690	$197,258	$58,578
$77,986	$26,489	$48,090	$261,665	$152,596	$165,804	$49,130

21

Hartford Series Fund, Inc.
Statements of Operations
For the Year Ended December 31, 2009
(000’s Omitted)

	American Funds Asset Allocation HLS Fund	American Funds Blue Chip Income and Growth HLS Fund	American Funds Bond HLS Fund	American Funds Global Bond HLS Fund
Investment Income:
Dividends from underlying funds	$1,088	$562	$5,278	$577
Total investment income	1,088	562	5,278	577
Expenses:
Investment management fees	246	160	615	235
Distribution fees — Class IB	94	53	308	78
Custodian fees	1	1	1	1
Accounting services fees.	4	2	12	3
Board of Directors’ fees	2	2	4	3
Audit fees	6	6	8	6
Other expenses	6	4	14	5
Total expenses (before waivers)	359	228	962	331
Expense waivers	(151)	(107)	(308)	(157)
Total waivers	(151)	(107)	(308)	(157)
Total expenses, net	208	121	654	174
Net investment income	880	441	4,624	403
Net Realized Loss on Investments:
Net realized loss on investments in underlying funds	(1,208)	(629)	(328)	(15)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	9,237	6,730	9,960	2,709
Net Gain on Investments	8,029	6,101	9,632	2,694
Net Increase in Net Assets Resulting from Operations	$8,909	$6,542	$14,256	$3,097

The accompanying notes are an integral part of these financial statements.

22

American Funds Global Growth and Income HLS Fund	American Funds Global Growth HLS Fund	American Funds Global Small Capitalization HLS Fund	American Funds Growth HLS Fund	American Funds Growth-Income HLS Fund	American Funds International HLS Fund	American Funds New World HLS Fund

$1,953	$417	$229	$2,097	$2,550	$2,823	$803
1,953	417	229	2,097	2,550	2,823	803

534	230	322	1,572	852	1,163	444
167	57	101	524	304	342	101
1	1	1	1	1	1	1
7	2	4	21	12	14	4
3	3	2	6	4	4	2
7	6	6	10	8	8	6
8	5	5	23	14	15	6
727	304	441	2,157	1,195	1,547	564
(368)	(172)	(221)	(1,048)	(547)	(821)	(343)
(368)	(172)	(221)	(1,048)	(547)	(821)	(343)
359	132	220	1,109	648	726	221
1,594	285	9	988	1,902	2,097	582

(935)	(1,113)	(2,053)	(3,610)	(660)	(3,055)	(1,702)

24,092	9,500	21,509	78,080	36,393	53,947	17,641
23,157	8,387	19,456	74,470	35,733	50,892	15,939
$24,751	$8,672	$19,465	$75,458	$37,635	$52,989	$16,521

23

Hartford Series Fund, Inc.

Statements of Changes in Net Assets
(000’s Omitted)

	American Funds Asset Allocation HLS Fund		American Funds Blue Chip Income and Growth HLS Fund
	For the Year Ended December 31, 2009	For the Period April 30, 2008* through December 31, 2008	For the Year Ended December 31, 2009	For the Period April 30, 2008* through December 31, 2008
Operations:
Net investment income	$880	$701	$441	$281
Net realized gain (loss) on investments	(1,208)	177	(629)	46
Net unrealized appreciation (depreciation) of investments	9,237	(5,524)	6,730	(2,918)
Net increase (decrease) in net assets resulting from operations	8,909	(4,646)	6,542	(2,591)
Distributions to Shareholders:
From net investment income
Class IB	(708)	—	(304)	—
From net realized gain on investments
Class IB	(172)	—	(134)	—
Total distributions	(880)	—	(438)	—
Capital Share Transactions:
Class IB
Sold	19,805	31,673	12,256	16,814
Issued on reinvestment of distributions	880	—	438	—
Redeemed	(6,458)	(715)	(2,950)	(1,041)
Net increase from capital share transactions	14,227	30,958	9,744	15,773
Net increase in net assets	22,256	26,312	15,848	13,182
Net Assets:
Beginning of period	26,312	—	13,182	—
End of period	$48,568	$26,312	$29,030	$13,182
Accumulated undistributed (distribution in excess of) net investment income	$880	$708	$441	$304
Shares:
Class IB
Sold	2,619	3,688	1,842	2,093
Issued on reinvestment of distributions	107	—	57	—
Redeemed	(838)	(89)	(415)	(136)
Total share activity	1,888	3,599	1,484	1,957
* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

24

American Funds Bond HLS Fund		American Funds Global Bond HLS Fund		American Funds Global Growth and Income HLS Fund		American Funds Global Growth HLS Fund
For the Year Ended December 31, 2009	For the Period April 30, 2008* through December 31, 2008	For the Year Ended December 31, 2009	For the Period April 30, 2008* through December 31, 2008	For the Year Ended December 31, 2009	For the Period April 30, 2008* through December 31, 2008	For the Year Ended December 31, 2009	For the Period April 30, 2008* through December 31, 2008

$4,624	$3,283	$403	$964	$1,594	$1,240	$285	$354
(328)	(224)	(15)	(390)	(935)	44	(1,113)	365
9,960	(5,958)	2,709	(189)	24,092	(13,295)	9,500	(5,519)
14,256	(2,899)	3,097	385	24,751	(12,011)	8,672	(4,800)

(3,303)	—	(966)	—	(1,283)	—	(408)	—

(8)	—	—	—	(23)	—	(349)	—
(3,311)	—	(966)	—	(1,306)	—	(757)	—

109,784	73,861	17,624	28,926	25,994	57,272	11,058	21,020
3,311	—	966	—	1,306	—	757	—
(10,087)	(3,365)	(4,574)	(6,925)	(6,048)	(1,196)	(4,763)	(730)
103,008	70,496	14,016	22,001	21,252	56,076	7,052	20,290
113,953	67,597	16,147	22,386	44,697	44,065	14,967	15,490

67,597	—	22,386	—	44,065	—	15,490	—
$181,550	$67,597	$38,533	$22,386	$88,762	$44,065	$30,457	$15,490
$4,624	$3,303	$403	$966	$1,594	$1,283	$285	$408

11,643	7,903	1,765	3,019	4,119	7,443	1,566	2,519
346	—	95	—	177	—	94	—
(1,067)	(375)	(453)	(746)	(874)	(168)	(629)	(100)
10,922	7,528	1,407	2,273	3,422	7,275	1,031	2,419

25

Hartford Series Fund, Inc.

Statements of Changes in Net Assets — (continued)
(000’s Omitted)

	American Funds		American Funds
	Global Small Capitalization		Growth
	HLS Fund		HLS Fund
		For the Period		For the Period
	For the	April 30,	For the	April 30,
	Year Ended	2008* through	Year Ended	2008* through
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income (loss)	$9	$(40)	$988	$1,414
Net realized gain (loss) on investments	(2,053)	403	(3,610)	2,765
Net unrealized appreciation (depreciation) of investments	21,509	(8,064)	78,080	(43,028)
Net increase (decrease) in net assets resulting from operations	19,465	(7,701)	75,458	(38,849)
Distributions to Shareholders:
From net investment income
Class IB	(27)	—	(1,044)	(1,500)
From net realized gain on investments
Class IB	(355)	—	(2,508)	—
Total distributions	(382)	—	(3,552)	(1,500)
Capital Share Transactions:
Class IB
Sold	29,463	28,122	115,449	165,053
Issued on reinvestment of distributions	382	—	3,552	1,500
Redeemed	(7,216)	(614)	(17,136)	(3,316)
Net increase from capital share transactions	22,629	27,508	101,865	163,237
Net increase in net assets	41,712	19,807	173,771	122,888
Net Assets:
Beginning of period	19,807	—	122,888	—
End of period	$61,519	$19,807	$296,659	$122,888
Accumulated undistributed (distribution in excess of) net investment income	$9	$27	$188	$244
Shares:
Class IB
Sold	4,682	3,981	18,078	21,340
Issued on reinvestment of distributions	53	—	483	257
Redeemed	(1,055)	(94)	(2,450)	(428)
Total share activity	3,680	3,887	16,111	21,169

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

26

American Funds		American Funds		American Funds
Growth-Income		International		New World
HLS Fund		HLS Fund		HLS Fund
	For the Period		For the Period		For the Period
For the	April 30,	For the	April 30,	For the	April 30,
Year Ended	2008* through	Year Ended	2008* through	Year Ended	2008* through
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008

$1,902	$1,443	$2,097	$2,021	$582	$433
(660)	908	(3,055)	1,549	(1,702)	342
36,393	(20,262)	53,947	(22,453)	17,641	(8,177)
37,635	(17,911)	52,989	(18,883)	16,521	(7,402)

(2,102)	(1,200)	(2,217)	—	(495)	—

(849)	—	(1,535)	—	(336)	—
(2,951)	(1,200)	(3,752)	—	(831)	—

66,615	94,419	80,354	99,249	24,600	32,681
2,951	1,200	3,752	—	831	—
(9,599)	(2,469)	(14,910)	(1,541)	(6,476)	(1,346)
59,967	93,150	69,196	97,708	18,955	31,335
94,651	74,039	118,433	78,825	34,645	23,933

74,039	—	78,825	—	23,933	—
$168,690	$74,039	$197,258	$78,825	$58,578	$23,933
$152	$352	$2,097	$2,217	$582	$495

9,935	11,719	11,739	13,170	3,453	4,165
375	188	483	—	106	—
(1,329)	(318)	(1,946)	(227)	(888)	(178)
8,981	11,589	10,276	12,943	2,671	3,987

27

Hartford Series Fund, Inc.
Notes to Financial Statements
December 31, 2009
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end management investment company comprised of thirty-four portfolios, eleven portfolios of which are included in these financial statements (each a “Fund” or together the “Funds”). They are American Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund and American Funds New World HLS Fund.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is organized as a diversified open-end management investment company, except for American Funds Global Bond HLS Fund, which is non-diversified.

The Funds operate in the manner of Fund of Funds, investing in shares of underlying mutual funds (the “Underlying Funds”). Each Underlying Fund is offered by American Funds Insurance Series, and is a registered open-end investment company. The Funds and their related Underlying Funds are listed below:

Fund	Underlying Fund
American Funds Asset Allocation HLS Fund	Asset Allocation Fund Class 1
American Funds Blue Chip Income and Growth HLS Fund	Blue Chip Income and Growth Fund Class 1
American Funds Bond HLS Fund	Bond Fund Class 1
American Funds Global Bond HLS Fund	Global Bond Fund Class 1
American Funds Global Growth and Income HLS Fund	Global Growth and Income Fund Class 1
American Funds Global Growth HLS Fund	Global Growth Fund Class 1
American Funds Global Small Capitalization HLS Fund	Global Small Capitalization Fund Class 1
American Funds Growth HLS Fund	Growth Fund Class 1
American Funds Growth-Income HLS Fund	Growth-Income Fund Class 1
American Funds International HLS Fund	International Fund Class 1
American Funds New World HLS Fund	New World Fund Class 1

The Underlying Funds’ accounting policies are outlined in the Underlying Funds’ most current report, which accompanies this report.

Class IB shares of the Funds are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution fees charged pursuant to a Distribution and Service Plan. The Distribution and Service Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation — Investments in the Underlying Funds are valued at the respective NAV of each Underlying Fund at the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m., Eastern Time, referred to as the “Valuation Time”) on the valuation date. Valuation of securities held by the Underlying Funds is discussed in Notes to Financial Statements of the Underlying Funds, which are included in the Underlying Funds’ most current report, accompanying this report.

Various inputs can be used in determining the value of the Funds’ investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. This category may include broker quoted securities and securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

28

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2009, the Funds held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the investment valuation hierarchy level table found following the Schedule of Investments of each Fund.

c)
Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined for each Fund by dividing the Fund’s net assets by the number of shares outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts).

d)
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

e)
Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporate Law and the federal securities law. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes — For federal income tax purposes, the Funds intend to qualify as regulated investment companies (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of RICs. The Funds have distributed substantially all of their income and capital gains in the prior year and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

29

Hartford Series Fund, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Funds for the periods indicated is as follows (as adjusted for dividends payable):

				For the Period April 30,
				2008 (Commencement of
	For the Year Ended			Operations) through
	December 31, 2009			December 31, 2008
		Long-	Tax		Long-	Tax
		Term	return		Term	return
	Ordinary	Capital	of	Ordinary	Capital	of
	Income	Gains(a)	capital	Income	Gains(a)	capital
American Funds Asset Allocation HLS Fund	$708	$172	$—	$—	$—	$—
American Funds Blue Chip Income and Growth HLS Fund	304	134	—	—	—	—
American Funds Bond HLS Fund	3,303	8	—	—	—	—
American Funds Global Bond HLS Fund	966	—	—	—	—	—
American Funds Global Growth and Income HLS Fund	1,283	23	—	—	—	—
American Funds Global Growth HLS Fund	408	349	—	—	—	—
American Funds Global Small Capitalization HLS Fund	27	355	—	—	—	—
American Funds Growth HLS Fund	1,044	2,508	—	1,500	—	—
American Funds Growth-Income HLS Fund	2,102	849	—	1,200	—	—
American Funds International HLS Fund	2,217	1,535	—	—	—	—
American Funds New World HLS Fund	495	336	—	—	—	—

a)	The Funds designate these distributions as long-term capital dividends per IRC code Sec. 852(b)(3)(C).

As of December 31, 2009, the components of distributable earnings (deficit) on tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and	Appreciation	Earnings
	Income	Capital Gain	Other Losses	(Depreciation)@	(Deficit)
American Funds Asset Allocation HLS Fund	$880	$—	$—	$2,505	$3,385
American Funds Blue Chip Income and Growth HLS
Fund	441	—	—	3,073	3,514
American Funds Bond HLS Fund	4,623	—	—	3,428	8,051
American Funds Global Bond HLS Fund	403	31	—	2,083	2,517
American Funds Global Growth and Income HLS
Fund	1,595	—	—	9,844	11,439
American Funds Global Growth HLS Fund	285	—	—	2,832	3,117
American Funds Global Small Capitalization HLS
Fund	9	—	—	11,375	11,384
American Funds Growth HLS Fund	189	—	—	31,382	31,571
American Funds Growth-Income HLS Fund	152	—	—	15,428	15,580
American Funds International HLS Fund	2,097	714	—	27,549	30,360
American Funds New World HLS Fund	581	—	—	7,709	8,290

@	The difference between book-basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses.

d)
Reclassification of Capital Accounts — The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2009, the Funds recorded no reclassifications.

e)	Capital Loss Carryforward — The Funds had no capital loss carryforwards for U.S. federal income tax purposes as of December 31, 2009.

f)
Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

4.	Expenses:

a)
Investment Management Agreement — HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Funds pursuant to an Investment Management Agreement with the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment and facilities and office space for proper operation of the Funds.

30

The schedule below reflects the rates of compensation as a percentage of each Fund’s average daily net assets paid to HL Advisors for investment management services rendered during the year ended December 31, 2009. The rates are accrued daily and paid monthly:

Fund	Annual Rate*
American Funds Asset Allocation HLS Fund	0.65%
American Funds Blue Chip Income and Growth HLS Fund	0.75%
American Funds Bond HLS Fund	0.50%
American Funds Global Bond HLS Fund	0.75%
American Funds Global Growth and Income HLS Fund	0.80%
American Funds Global Growth HLS Fund	1.00%
American Funds Global Small Capitalization HLS Fund	0.80%
American Funds Growth HLS Fund	0.75%
American Funds Growth-Income HLS Fund	0.70%
American Funds International HLS Fund	0.85%
American Funds New World HLS Fund	1.10%

*
HL Advisors has entered into an agreement under which it will waive a portion of its investment management fee with respect to each Fund for as long as that Fund is invested in its corresponding Underlying Fund. The net investment management fee under the agreement with HL Advisors, after giving effect to the waiver, is 0.25% of the average daily net assets for each Fund.

b)
Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Funds, HLIC provides accounting services to the Funds and receives monthly compensation of 0.01% of the Fund’s average daily net assets. These fees are accrued daily and paid monthly.

c)
Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2009, a portion of the Funds’ chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Funds in the aggregate was in the amount of $2. These fees are accrued daily and paid monthly.

d)
Operating Expenses — Allocable expenses incurred by the Company are allocated to each Fund in proportion to the average daily net assets of each Fund, except where allocation of certain expenses is more fairly made directly to the Fund.

e)
Distribution Plan for Class IB shares — The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

5.	Investment Transactions:

For the year ended December 31, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds
	Excluding U.S.	Excluding U.S.
	Government	Government
	Obligations	Obligations
American Funds Asset Allocation HLS Fund	$17,243	$3,011
American Funds Blue Chip Income and Growth HLS Fund	11,061	1,309
American Funds Bond HLS Fund	107,067	2,723
American Funds Global Bond HLS Fund	14,958	1,501
American Funds Global Growth and Income HLS Fund	23,746	2,196
American Funds Global Growth HLS Fund	9,365	2,779
American Funds Global Small Capitalization HLS Fund	26,303	4,039
American Funds Growth HLS Fund	106,032	6,694
American Funds Growth-Income HLS Fund	60,443	1,503
American Funds International HLS Fund	77,093	9,527
American Funds New World HLS Fund	22,085	3,371

6.	Line of Credit:

The Funds participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all Funds participating in the line of credit based on average net assets of the Funds. During the year ended December 31, 2009, the Funds did not have any borrowings under this facility.

7.	Subsequent Events:

Management has evaluated subsequent events through February 16, 2010, the date of issuance of the Funds’ financial statements and has determined that no additional items require recording or disclosure.

31

Hartford Series Fund, Inc.

Financial Highlights

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of		Ratio of		Ratio of
				and			Distributions			Increase					Expenses		Expenses		Net
	Net Asset	Net	Payments	Unrealized	Total	Dividends	from			(Decrease)	Net Asset			Net	to Average		to Average		Investment
	Value at	Investment	from	Gain	from	from Net	Realized	Distributions		in Net	Value at			Assets at	Net Assets		Net Assets		Income		Portfolio
	Beginning	Income	(to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End	Total		End of	Before		After		to Average		Turnover
Class	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	of Period	Return(b)		Period	Waivers		Waivers		Net Assets		Rate
American Funds Asset Allocation HLS Fund (c)
For the Year Ended December 31, 2009 (d)
IB	$7.31	$0.18	$—	$1.53	$1.71	$(0.14)	$(0.03)	$—	$(0.17)	$1.54	$8.85	23.59%		$48,568	0.95%		0.55%		2.33%		8%
From (commencement of operations) April 30, 2008 through December 31, 2008
IB (e)	10.00	0.19	—	(2.88)	(2.69)	—	—	—	—	(2.69)	7.31	(26.88	)(f)	26,312	0.99	(g)	0.59	(g)	8.02	(g)	—
American Funds Blue Chip Income and Growth HLS Fund (c)
For the Year Ended December 31, 2009 (d)
IB	6.74	0.15	—	1.68	1.83	(0.09)	(0.04)	—	(0.13)	1.70	8.44	27.46		29,030	1.07		0.57		2.06		6
From (commencement of operations) April 30, 2008 through December 31, 2008
IB (e)	10.00	0.14	—	(3.40)	(3.26)	—	—	—	—	(3.26)	6.74	(32.64	)(f)	13,182	1.17	(g)	0.67	(g)	6.79	(g)	3
American Funds Bond HLS Fund (c)
For the Year Ended December 31, 2009 (d)
IB	8.98	0.35	—	0.74	1.09	(0.23)	—	—	(0.23)	0.86	9.84	12.23		181,550	0.78		0.53		3.75		2
From (commencement of operations) April 30, 2008 through December 31, 2008
IB (e)	10.00	0.44	—	(1.46)	(1.02)	—	—	—	—	(1.02)	8.98	(10.21	)(f)	67,597	0.80	(g)	0.55	(g)	16.32	(g)	5
American Funds Global Bond HLS Fund (c)
For the Year Ended December 31, 2009 (d)
IB	9.85	0.13	—	0.79	0.92	(0.30)	—	—	(0.30)	0.62	10.47	9.43		38,533	1.06		0.56		1.29		5
From (commencement of operations) April 30, 2008 through December 31, 2008
IB (e)	10.00	0.42	—	(0.57)	(0.15)	—	—	—	—	(0.15)	9.85	(1.51	)(f)	22,386	1.10	(g)	0.60	(g)	13.11	(g)	42
American Funds Global Growth and Income HLS Fund (c)
For the Year Ended December 31, 2009 (d)
IB	6.06	0.16	—	2.21	2.37	(0.13)	—	—	(0.13)	2.24	8.30	39.37		88,762	1.09		0.54		2.39		3
From (commencement of operations) April 30, 2008 through December 31, 2008
IB (e)	10.00	0.17	—	(4.11)	(3.94)	—	—	—	—	(3.94)	6.06	(39.43	)(f)	44,065	1.11	(g)	0.56	(g)	8.24	(g)	0
American Funds Global Growth HLS Fund (c)
For the Year Ended December 31, 2009 (d)
IB	6.40	0.09	—	2.57	2.66	(0.12)	(0.11)	—	(0.23)	2.43	8.83	41.78		30,457	1.32		0.57		1.24		12
From (commencement of operations) April 30, 2008 through December 31, 2008
IB (e)	10.00	0.15	—	(3.75)	(3.60)	—	—	—	—	(3.60)	6.40	(35.95	)(f)	15,490	1.37	(g)	0.62	(g)	5.68	(g)	—
American Funds Global Small Capitalization HLS Fund (c)
For the Year Ended December 31, 2009 (d)
IB	5.10	—	—	3.08	3.08	—	(0.05)	—	(0.05)	3.03	8.13	60.77		61,519	1.10		0.55		0.02		10
From (commencement of operations) April 30, 2008 through December 31, 2008
IB (e)	10.00	(0.01)	—	(4.89)	(4.90)	—	—	—	—	(4.90)	5.10	(49.04	)(f)	19,807	1.16	(g)	0.61	(g)	(0.62	)(g)	—
American Funds Growth HLS Fund (c)
For the Year Ended December 31, 2009 (d)
IB	5.81	0.03	—	2.22	2.25	(0.03)	(0.07)	—	(0.10)	2.15	7.96	39.02		296,659	1.03		0.53		0.47		3
From (commencement of operations) April 30, 2008 through December 31, 2008
IB (e)	10.00	0.07	—	(4.18)	(4.11)	(0.08)	—	—	(0.08)	(4.19)	5.81	(41.18	)(f)	122,888	1.03	(g)	0.53	(g)	3.39	(g)	—
American Funds Growth-Income HLS Fund (c)
For the Year Ended December 31, 2009 (d)
IB	6.39	0.11	—	1.86	1.97	(0.11)	(0.05)	—	(0.16)	1.81	8.20	30.85		168,690	0.98		0.53		1.56		1
From (commencement of operations) April 30, 2008 through December 31, 2008
IB (e)	10.00	0.13	—	(3.63)	(3.50)	(0.11)	—	—	(0.11)	(3.61)	6.39	(34.98	)(f)	74,039	0.99	(g)	0.54	(g)	5.87	(g)	—
American Funds International HLS Fund (c)
For the Year Ended December 31, 2009 (d)
IB	6.09	0.11	—	2.48	2.59	(0.11)	(0.07)	—	(0.18)	2.41	8.50	42.75		197,258	1.13		0.53		1.53		7
From (commencement of operations) April 30, 2008 through December 31, 2008
IB (e)	10.00	0.16	—	(4.07)	(3.91)	—	—	—	—	(3.91)	6.09	(39.10	)(f)	78,825	1.14	(g)	0.54	(g)	8.05	(g)	—
American Funds New World HLS Fund (c)
For the Year Ended December 31, 2009 (d)
IB	6.00	0.10	—	2.84	2.94	(0.08)	(0.06)	—	(0.14)	2.80	8.80	49.14		58,578	1.40		0.55		1.44		8
From (commencement of operations) April 30, 2008 through December 31, 2008
IB (e)	10.00	0.11	—	(4.11)	(4.00)	—	—	—	—	(4.00)	6.00	(39.97	)(f)	23,933	1.44	(g)	0.59	(g)	5.06	(g)	1

(a)	Information presented relates to a share outstanding throughout the indicated period.
(b)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(c)	Expense ratios do not include expenses of the underlying funds.
(d)	Per share amounts have been calculated using the average shares method.
(e)	Commenced operations on April 30, 2008.
(f)	Not annualized.
(g)	Annualized.

32

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
The Hartford Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Amer-ican Funds Asset Allocation HLS Fund, American Funds Blue Chip Income and Growth HLS Fund, American Funds Bond HLS Fund, American Funds Global Bond HLS Fund, Amer-ican Funds Global Growth HLS Fund, American Funds Global Growth and Income HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund, and American Funds New World HLS Fund (eleven of the thirty-four portfolios constituting Hartford Series Fund, Inc. (the “Funds”)) as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Hartford Series Fund, Inc. at December 31, 2009, the results of their operations for the year then ended, and the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 16, 2010

33

Hartford Series Fund, Inc.
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to Hartford Series Fund, Inc. (“SF”), and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Funds can be found in the Statement of Operations herein. The Funds pay to The Hartford a portion of the chief compliance officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (1940) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/ regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

34

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.

* Mr. Walters previously served as President and Chief Executive Officer of the Fund (2007-2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (SF) 1993 (SF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

35

Hartford Series Fund, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve-month period ended June 30, 2009 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

36

Hartford Series Fund, Inc.
Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2009 through December 31, 2009.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

			Expenses paid			Expenses paid
			during the period			during the period		Days
	Beginning	Ending	June 30, 2009	Beginning	Ending	June 30, 2009	Annualized	in the	Days
	Account Value	Account Value	through	Account Value	Account Value	through	expense	current	in the
	June 30, 2009	December 31, 2009	December 31, 2009	June 30, 2009	December 31, 2009	December 31, 2009	ratio	1/2 year	full year
American Funds Asset Allocation HLS Fund
Class IB	$1,000.00	$1,171.90	$3.01	$1,000.00	$1,022.43	$2.80	0.55%	184	365
American Funds Blue Chip Income and Growth HLS Fund
Class IB	$1,000.00	$1,241.40	$3.16	$1,000.00	$1,022.38	$2.85	0.56%	184	365
American Funds Bond HLS Fund
Class IB	$1,000.00	$1,061.10	$2.75	$1,000.00	$1,022.53	$2.70	0.53%	184	365
American Funds Global Bond HLS Fund
Class IB	$1,000.00	$1,067.70	$2.87	$1,000.00	$1,022.43	$2.80	0.55%	184	365
American Funds Global Growth and Income HLS Fund
Class IB	$1,000.00	$1,262.00	$3.02	$1,000.00	$1,022.53	$2.70	0.53%	184	365
American Funds Global Growth HLS Fund
Class IB	$1,000.00	$1,245.90	$3.23	$1,000.00	$1,022.33	$2.91	0.57%	184	365
American Funds Global Small Capitalization HLS Fund
Class IB	$1,000.00	$1,267.40	$3.09	$1,000.00	$1,022.48	$2.75	0.54%	184	365
American Funds Growth HLS Fund
Class IB	$1,000.00	$1,232.70	$2.98	$1,000.00	$1,022.53	$2.70	0.53%	184	365
American Funds Growth-Income HLS Fund
Class IB	$1,000.00	$1,215.20	$2.96	$1,000.00	$1,022.53	$2.70	0.53%	184	365
American Funds International HLS Fund
Class IB	$1,000.00	$1,240.80	$2.99	$1,000.00	$1,022.53	$2.70	0.53%	184	365
American Funds New World HLS Fund
Class IB	$1,000.00	$1,245.50	$3.06	$1,000.00	$1,022.48	$2.75	0.54%	184	365

37

Hartford Series Fund, Inc.
Approval of Investment Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (“Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory agreement after an initial two year period. At a meeting held on August 4-5, 2009, the Board of Directors (the “Board”), including each of the Independent Directors, unanimously voted to approve the continuation of an investment management agreement between the Funds and HL Investment Advisors, LLC (“HL Advisors”) (the “Agreement”). Each of the Funds invests all of its assets directly in a corresponding portfolio of the American Funds Insurance Series (each a “Master Fund,” and collectively, the “Master Funds”) that is advised by Capital Research and Management Company (“CRMC”).

In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from HL Advisors to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Funds by HL Advisors and their affiliates. In addition, the Board received in-person presentations by officers of the Funds and representatives of HL Advisors at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreement.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreement with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds’ contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Funds’ management fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year, specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent And Quality Of Services

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by HL Advisors. The Board considered, among other things, the terms of the Agreement and the range of services provided by HL Advisors. In this regard, the Board considered that because of the master-feeder structure, the portfolio management services provided by HL Advisors to each Fund are limited to selecting one of the Master Funds, investing a Fund’s assets in that Master Fund, and monitoring the Master Fund’s performance as an investment for the Fund. The Board also considered that certain administrative services, such as oversight of service providers, production of Fund registration statements and shareholder reports, and provision of information to the Board, are also provided by HL Advisors under the Agreement. The Board considered HL Advisors’ reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of HL Advisors’ communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning HL Advisors’ regulatory and compliance environment. In this regard, the Board requested and reviewed information on HL Advisors’ compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on HL Advisors’ compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted HL Advisors’ support of the Funds’ compliance control structure, particularly the resources devoted by HL Advisors in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

The Board considered that HL Advisors or its affiliates are responsible for providing the Funds’ officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors’ affiliates. Further, the Board considered the possibility that at some point in the future, HL Advisors may recommend the withdrawal of one or more of the Funds from the master-feeder structure and the management of the Funds’ assets directly or through a sub-adviser.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors.

Performance of the Funds

The Board considered the investment performance of the Funds. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by HL Advisors and Lipper concerning Fund performance.

The Board noted that the performance of each Fund is based on the Fund’s corresponding Master Fund. The Board noted that CRMC uses a system of multiple portfolio counselors in managing the Master Funds’ assets. Under this approach, the portfolio of a Master Fund is divided into segments managed by individual portfolio counselors who decide how their respective segment will be invested within the limits provided by a Master Fund’s investment objective, policies and restrictions and subject to the oversight of CRMC’s investment committee.

In light of all the considerations noted above, the Board concluded that while there could be no guarantee of future results, the overall performance of the Master Funds was satisfactory.

38

Costs of the Services and Profitability

The Board reviewed information regarding HL Advisors’ costs to provide administrative services and certain advisory services to the Funds and the profitability to it and its affiliates from managing the Funds. The Board considered that HL Advisors offers a contractual management fee waiver on each of the Funds for as long as each Fund remains invested in a Master Fund. Under the waiver, HL Advisors retains a net contractual management fee of 0.25% of each Fund’s average daily net assets in order to compensate it for the administrative services and certain advisory services that HL Advisors provides each Fund under the Agreement. The Board noted that the future profitability of each Fund to HL Advisors would depend on the growth of assets under management. In evaluating HL Advisors’ profitability, the Board considered HL Advisors’ representation that the level of profitability was fair and appropriate based on the nature and quality of the services to be provided to the Funds’ shareholders. The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the Agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HL Advisors and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Expenses

The Board considered comparative information with respect to the investment management fees to be paid by each Fund to HL Advisors and the total expense ratios of each Fund. The Board noted that each Fund and its shareholders bears the fees and expenses of the Fund and the Master Fund in which it invests, with the result that each Fund’s expenses are generally higher than those of other mutual funds that invest directly in securities. The Board also considered that each Master Fund may have other shareholders, each of whom will pay their proportionate share of the Master Fund’s expenses.

The Board reviewed written materials from Lipper providing comparative information about each Fund’s management fees and total expense ratios relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of HL Advisors, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s fees and expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management fees and total operating expenses.

Based on these considerations, and the information about quality of services, profitability, economies of scale, and other matters discussed, the Board concluded that each Fund’s fees and total operating expenses are reasonable.

Economies of Scale

The Board requested and considered information regarding the HL Advisors’ realization of economies of scale with respect to the Funds, and whether the fee levels reflect these economies of scale for the benefit of the Funds’ investors. In this regard, the Board took note that the investment advisory fee schedule for each Master Fund includes breakpoints that are designed to reduce the investment advisory fee rate as the Master Fund’s average daily net assets increase. Therefore, shareholders of the Funds are expected to receive an indirect benefit from economies of scale at the Master Fund level since the amount of the advisory fee a Fund pays CRMC should decrease as the corresponding Master Fund’s average daily net assets increase. The Board also took note that even if the amount of the advisory fee paid by a Fund decreases as a result of economies of scale at the Master Fund level, the amount of the Fund’s advisory fee retained by HL Advisors will not increase. Therefore, HL Advisors will not benefit from any economies of scale realized at the Master Fund level. Instead, any economies of scale at the Master Fund level will be passed on to the shareholders of the relevant Fund. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s investors.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Funds’ shareholders. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to HL Advisors and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life Insurance Company (“Hartford Life”), an affiliate of HL Advisors, receives fees from the Funds for providing fund accounting services. The Board also considered that Hartford Investor Services Company, LLC (“HISC”), the Funds’ transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds’ transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc. as principal underwriter of the Funds receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered the benefits to shareholders of being part of The Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

39

HARTFORD SERIES FUND, INC.

Annual Report December 31, 2009 • Manager Discussions • Financials

Hartford Series Fund, Inc.

Manager Discussions (Unaudited)	2
Hartford Series Fund, Inc. Financial Statements:
Schedule of Investments as of December 31, 2009:
Hartford Advisers HLS Fund	17
Hartford Capital Appreciation HLS Fund	23
Hartford Dividend and Growth HLS Fund	29
Hartford International Opportunities HLS Fund	32
Hartford Money Market HLS Fund	36
Hartford Small Company HLS Fund	40
Hartford Stock HLS Fund	46
Hartford Total Return Bond HLS Fund	49
Statements of Assets and Liabilities as of December 31, 2009	60
Statements of Operations for the Year Ended December 31, 2009	62
Statements of Changes in Net Assets for the Years Ended December 31, 2009 and December 31, 2008	64
Notes to Financial Statements	67
Financial Highlights	81
Report of Independent Registered Public Accounting Firm	84
Directors and Officers (Unaudited)	85
How to Obtain a Copy of the Funds’ Proxy Voting Policies and Proxy Voting Records (Unaudited)	87
Quarterly Portfolio Holdings Information (Unaudited)	87
Expense Example (Unaudited)	88
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	90

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadvisers and portfolio management team through the end of the period and is subject to change based on market and other conditions.

Hartford Advisers HLS Fund inception 3/31/1983
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Barclays Capital Government/Credit Bond Index is an unmanaged, market  value-weighted index of all debt obligations of the U.S. Treasury and U.S.  Government agencies (excluding mortgage-backed securities) and of all publicly  issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization weighted price index composed of 500  widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Investment goal – Seeks maximum long-term total return.

Average Annual Returns (as of 12/31/09)

	1 Year	5 Year	10 Year
Advisers IA	30.29%	2.43%	1.24%
Advisers IB	29.96%	2.17%	1.00%
Barclays Capital Government/ Credit Bond Index	4.52%	4.71%	6.34%
S&P 500 Index	26.45%	0.41%	-0.95%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redemption of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Managers
Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA	Christopher L. Gootkind, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Advisers HLS Fund returned 30.29% for the twelve-month period ended December 31, 2009, versus the returns of 26.45% for the S&P 500 Index and 4.52% for the Barclays Capital Government/Credit Bond Index. The Fund outperformed the 24.27% return of the average fund in the Lipper Mixed-Asset Target Allocation Growth VP-UF Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?
Broad U.S. equity markets rose during the period, but the overall results masks two significantly different market environments. From the beginning of January through early March, stocks fell sharply, reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through December, stocks rallied as investors shook off fears created by the volatility in the markets earlier in the period, interpreting a slowdown in the pace of economic decline as a sign that a bottoming process for the global economy had begun and reacting positively to the responsiveness of many companies in trimming cost structures and realigning operations to meet a softer demand outlook.

Equity markets as measured by the S&P 500 Index returned 26.45% during the period. Information Technology (+62%), Materials (+48%), and Consumer Discretionary (+41%) posted the largest gains while Telecommunication Services (+9%), Utilities (+12%), and Energy (+14%) gained the least. The bond market, as measured by the Barclays Capital Government/Credit Index, returned 4.52% during the period. All risk segments of the fixed income market outperformed duration-equivalent Treasuries for the period.

2

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion and the fixed income portions of the Fund both outperformed their respective benchmarks. Asset allocation also contributed positively to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results as the Fund was generally overweight (i.e. the Fund’s sector position was greater than the benchmark position) equities relative to the benchmark.

Equity outperformance versus the benchmark was driven by security selection, which was strongest in Financials, Energy, and Health Care. This was partially offset by weaker selection in Telecommunication Services and Utilities. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also contributed to relative performance due to overweight exposures to Information Technology and Consumer Discretionary and an underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Utilities.

Top contributors to relative performance of the equity portion of the Fund during the period were Goldman Sachs (Financials), Schering-Plough (Health Care), and Petrol Brasileiros (Energy). Shares of Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company was exploring ways to pay back its government TARP loans sooner than expected. Schering-Plough’s share price jumped after receiving a takeout offer by Merck. Brazil-based oil and gas exploration and production company Petrol Brasileiros reported solid results aided by reduced exploration and production lifting costs and strong refining and downstream earnings, driving shares higher. The Fund’s holdings in Apple (Information Technology) and Cisco (Information Technology) also contributed positively to the Fund’s returns on an absolute (i.e. total return) basis.

Stocks that detracted the most from relative returns during the period were Shionogi (Health Care), IBM (Information Technology), and Comcast (Consumer Discretionary). Japan-based pharmaceutical company Shionogi's third quarter domestic product sales were weaker than expected and its royalty income from international Crestor sales suffered due to the appreciating Yen. The combination of these two events forced Shionogi to lower its full year earnings outlook, driving its stock price downward. IBM reported better than expected earnings, driving the company’s share price higher. Not owning the benchmark-component stock IBM negatively impacted relative performance. Shares of U.S. cable company Comcast declined following rumors of its intent to acquire NBC Universal, although the stock recovered somewhat later in the period after the actual deal terms were announced. However, continued weakness in new home construction, weak employment, and concerns surrounding video bypass of cable continued to weigh on the stock’s valuation and caused it to lag the overall market. General Electric (Industrials), Exxon Mobil (Energy), and Wells Fargo (Financials) also detracted from absolute returns.

The fixed income portion of the Fund outperformed its benchmark during the period. The Fund’s allocations to agency mortgage-backed securities (MBS), non-agency MBS, and consumer asset-backed securities (ABS), an overweight to the corporate bond sector, and security selection within the corporate bond sector were all additive to relative results. Modestly detracting from performance was the Fund’s allocation to commercial mortgage-backed securities (CMBS) early in the year. In February and March we exited the Fund’s remaining CMBS positions. Continued support from the Federal Reserve’s purchase program led to the outperformance of agency MBS. Non-agency MBS also outperformed with the launch of the Treasury’s Public Private Investment Fund for MBS and improved liquidity conditions. Consumer ABS, including credit card and auto deals, benefitted from improving economic conditions and positive developments in consumer fundamentals. In addition TALF (Term Asset-Backed Securities Loan Facility) -related demand for the sector remained robust through year end. While the banks were virtually closed for lending, the corporate bond market was alive and vibrant. An overweight to corporate bonds was also additive. Corporate bonds posted strong performance for the year as positive earnings surprises and unabated demand drove spreads tighter (i.e. short and long term interest rates moving closer together) for the sector. Notably, the Fund was positioned with an overweight to corporate debt issued by Financials, including Banks, Insurance Companies, and REITS. Further improvements in capital markets and liquidity, increasing availability of capital, and the repayment of government aid by select issuers all led to the outperformance of financial issuers in 2009.

What is the outlook?
It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all done with an eye towards thawing credit markets and placing a floor on the house price declines and a ceiling on housing inventory. These moves should continue to help mitigate some of the negative economic pressures, and while the outlook remains uncertain, the strong equity market performance since March lows show investors are anticipating a recovery.

In the midst of this uncertainty we continue to focus our efforts in the equity portion of the Fund on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Health Care, Information Technology, and Industrials. The equity portion of the Fund’s largest underweights relative to the S&P 500 were in Telecommunication Services, Materials, and Utilities.

From a fixed income perspective, government intervention has reduced systemic risk and we believe that the recovery will be stronger than markets anticipate. Sluggish residential and commercial real estate markets, however, remain key headwinds. We believe that the Federal Reserve will keep the policy rate low and that Treasury yields will remain range bound in the near term. As a result we are tactically managing the Fund’s duration (i.e. sensitivity to changes in interest rates) around neutral. We continue to have a constructive view on risk assets as fundamentals have improved and valuations remain attractive from a historic perspective.

The fixed income portion of the Fund ended the period positioned with an underweight to the government sector, as we believe that nominal Treasury and Agency valuations are not attractive and face the headwind of relentless supply. Within the credit sector, we continue to find valuations compelling. We ended the period with an overweight posture to corporate credits, favoring financial issuers, as corporate profitability is improving and technical demand trends for the sector remain positive. Agency pass-through spreads over Treasuries are narrow, however we continue to find value in select higher coupon pass-throughs given our benign outlook for prepayment risk. We maintain a small allocation to specified pool higher coupon agency mortgages for income and liquidity purposes. Lastly, we believe that fundamentals for consumer ABS are stabilizing and held exposure to the senior tranches of auto and credit card-backed deals.

3

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of December 31, 2009, the Fund’s equity exposure was at 67% compared to 60% in its benchmark and at the upper end of the Fund’s 50-70% range.

At a meeting held on August 5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, Inc. (“Company”) approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provides for the reorganization of Hartford Global Advisers HLS Fund (“Global Advisers HLS”), a series of the Company, into Hartford Advisers HLS Fund (“Advisers HLS”), another series of the Company (“Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about March 19, 2010, or on such a date as the officers of the Company determine.

Diversification by Security Type
as of December 31, 2009
Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	0.9%
Common Stocks	65.6
Corporate Bonds: Investment Grade	13.4
Municipal Bonds	0.8
Preferred Stocks	1.8
U.S. Government Agencies	0.5
U.S. Government Securities	13.8
Warrants	0.0
Short-Term Investments	3.1
Other Assets and Liabilities	0.1
Total	100.0%

Diversification by Industry
as of December 31, 2009
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	1.0%
Banks (Financials)	2.7
Capital Goods (Industrials)	5.9
Diversified Financials (Financials)	7.2
Energy (Energy)	7.8
Food & Staples Retailing (Consumer Staples)	1.7
Food, Beverage & Tobacco (Consumer Staples)	4.2
Health Care Equipment & Services (Health Care)	3.6
Insurance (Financials)	1.3
Materials (Materials)	0.5
Media (Consumer Discretionary)	1.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.3
Retailing (Consumer Discretionary)	4.0
Semiconductors & Semiconductor Equipment (Information Technology)	1.9
Software & Services (Information Technology)	6.1
Technology Hardware & Equipment (Information Technology)	7.4
Transportation (Industrials)	2.6
Utilities (Utilities)	0.6
Fixed Income Securities
Air Transportation (Transportation)	0.4
Arts, Entertainment and Recreation (Services)	0.0
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.1
Computer and Electronic Product Manufacturing (Technology)	0.1
Electrical Equipment, Appliance Manufacturing (Technology)	0.2
Finance and Insurance (Finance)	9.6
General Obligations (General Obligations)	0.3
Health Care and Social Assistance (Health Care)	0.5
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.2
Housing (HFA'S, etc.) (Housing (HFA'S, etc.))	0.0
Information (Technology)	1.1
Machinery Manufacturing (Capital Goods)	0.2
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.2
Petroleum and Coal Products Manufacturing (Energy)	0.3
Pipeline Transportation (Utilities)	0.1
Real Estate and Rental and Leasing (Finance)	0.2
Remic - Pac's (U.S. Government Agencies)	0.0
Retail Trade (Consumer Cyclical)	0.1
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.3
Tax Allocation (Tax Allocation)	0.1
Tennessee Valley Authority (U.S. Government Securities)	2.9
Transportation (Transportation)	0.2
U.S. Government Agencies (U.S. Government Agencies)	0.5
U.S. Government Securities (U.S. Government Securities)	10.9
Utilities (Utilities)	0.9
Short-Term Investments	3.1
Other Assets and Liabilities	0.1
Total	100.0%

4

Hartford Capital Appreciation HLS Fund inception 4/2/1984
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Russell 3000 Index is an unmanaged index that measures the performance of the  3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization weighted price index composed of 500  widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Investment goal – Seeks growth of capital.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Capital Appreciation IA	45.67%	4.52%	6.02%
Capital Appreciation IB	45.30%	4.26%	5.77%
Russell 3000 Index	28.34%	0.76%	-0.21%
S&P 500 Index	26.45%	0.41%	-0.95%

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redeon of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Managers
Saul J. Pannell, CFA	Mario E. Abularach, CFA, CMT	Jeffrey L. Kripke	David W. Palmer, CFA
Senior Vice President, Partner	Vice President	Vice President	Vice President

Nicolas M. Choumenkovitch	Peter I. Higgins, CFA	Paul E. Marrkand, CFA	Donald J. Kilbride
Senior Vice President	Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?
The Class IA shares of the Hartford Capital Appreciation HLS Fund returned 45.67% for the twelve-month period ended December 31, 2009, versus the returns of 26.45% for the S&P 500 Index and 28.34% for the Russell 3000 Index. The Fund outperformed the 31.30% return of the average fund in the Lipper Multi-Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Broad U.S. equity markets rose during the period, but this overall performance masks two significantly different market environments. From the end of 2008 through early March, stocks fell sharply reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through December, stocks rallied as investors came to believe that a Depression-like scenario was less likely. Equity markets, as measured by the Russell 3000 Index, returned 28.34% during the period, with all sectors within the index posting double digit returns. Information Technology (62%), Materials (53%) and Consumer Discretionary (48%) sectors posted the largest gains. Utilities (13%) and Telecommunication Services (13%) sectors lagged on a relative (i.e. performance of the Fund as measured against the benchmark) basis.

The Fund outperformed its benchmark primarily due to stock selection. Selection was strongest in the Energy, Financials and Consumer Discretionary sectors, and weakest in the Telecommunication Services and Utilities sectors. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, also aided relative performance, largely due to underweight (i.e. the Fund’s sector position was less than the benchmark position) positions in the Consumer Staples and Utilities sectors.

5

Ford (Consumer Discretionary), Exxon Mobil (Energy) and Goldman Sachs (Financials) were among the top contributors to relative returns. Shares of automobile and truck manufacturer Ford rose as the company released solidly profitable, better than expected results in both auto and finance operations, aided by higher volumes, better price/mix, and cost reduction actions. Large diversified energy company Exxon Mobil’s lower leverage to rising energy prices, large refining exposure and disappointing quarterly earnings report weighed on the stock. Our underweight relative to the benchmark contributed positively to relative results. Shares of investment bank and bank holding company Goldman Sachs moved higher as investors were attracted to the firm’s relatively clean balance sheet and improved competitive positioning within the investment banking industry. Investors were also pleased by the company’s repayment of TARP funds. Health care company Schering-Plough was also a top contributor to absolute (i.e. total return) returns.

The largest detractors from relative returns were ACE (Financials), Apple (Information Technology) and Raytheon (Industrials). ACE, a global property and casualty insurance company, saw its shares trade lower on concerns about the pricing cycle. Consumer electronics company Apple performed well during the period despite slowing consumer trends. We initiated a position during the period, but not holding the benchmark component stock throughout the entire period detracted from relative performance. Massachusetts-based defense contractor Raytheon underperformed as investors feared that President Obama's budget proposal would negatively impact defense spending and would include sharp cuts to defense contractors. Industrial and financial conglomerate General Electric and diversified financial company Citigroup were also top detractors from absolute results.

What is the outlook?
It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all taken with an eye towards thawing credit markets and placing a floor on the house price declines and a ceiling on housing inventory. These moves will continue to help mitigate some of the negative economic pressures, and while the outlook remains uncertain, the strong equity market performance since the March lows shows investors are anticipating a recovery.

In this environment we continue to focus our efforts on stock-by-stock fundamental research. At the end of the period, the Fund was most overweight (i.e. the Fund’s sector position was greater than the benchmark position) the Health Care, Consumer Discretionary and Information Technology sectors, and most underweight Consumer Staples, Utilities and Telecommunication Services sectors. The Fund’s largest absolute sector weights were in the Information Technology, Health Care and Financials sectors.

As of December 31, 2009, Team 1 (Saul Pannell and Frank Catrickes) managed approximately 51% of the Fund’s net assets.

Diversification by Industry
as of December 31, 2009
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	4.3%
Banks (Financials)	5.0
Capital Goods (Industrials)	6.6
Commercial & Professional Services (Industrials)	0.4
Consumer Durables & Apparel (Consumer Discretionary)	2.2
Consumer Services (Consumer Discretionary)	1.2
Diversified Financials (Financials)	5.7
Energy (Energy)	9.2
Food & Staples Retailing (Consumer Staples)	1.7
Food, Beverage & Tobacco (Consumer Staples)	1.5
Health Care Equipment & Services (Health Care)	7.1
Household & Personal Products (Consumer Staples)	0.5
Insurance (Financials)	4.5
Materials (Materials)	5.9
Media (Consumer Discretionary)	1.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.2
Real Estate (Financials)	0.6
Retailing (Consumer Discretionary)	4.7
Semiconductors & Semiconductor Equipment (Information Technology)	2.5
Software & Services (Information Technology)	8.5
Technology Hardware & Equipment (Information Technology)	11.2
Telecommunication Services (Services)	1.0
Transportation (Industrials)	2.2
Utilities (Utilities)	0.4
Fixed Income Securities
Finance and Insurance (Finance)	0.2
Short-Term Investments	1.0
Other Assets and Liabilities	(0.1)
Total	100.0%

6

Hartford Dividend and Growth HLS Fund inception 3/9/1994
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Russell 1000 Value Index is an unmanaged index measuring the performance of  those Russell 1000 Index companies with lower price-to-book ratios and lower  forecasted growth values.

S&P 500 Index is a market capitalization weighted price index composed of 500  widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Investment goal – Seeks a high level of current income consistent with growth of capital.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Dividend and Growth IA	24.68%	3.07%	4.24%
Dividend and Growth IB	24.36%	2.81%	3.99%
Russell 1000 Value Index	19.69%	-0.25%	2.47%
S&P 500 Index	26.45%	0.41%	-0.95%

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redeon of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Manager
Edward P. Bousa, CFA
Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Dividend and Growth HLS Fund returned 24.68% for the twelve-month period ended December 31, 2009, versus the returns of 26.45% for the S&P 500 Index and 19.69% for the Russell 1000 Value Index. The Fund outperformed the 23.06% return of the average fund in the Lipper Equity Income VA-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Broad U.S. equity markets rose during the period, but this overall increase masks two significantly different market environments. From the beginning of January through early March, stocks fell sharply reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through the end of December, stocks rallied as investors came to believe that a Depression-like scenario was less likely.

Overall equity market performance was positive for the period across all market capitalizations: large cap equities (+26%), mid caps (+37%) and small caps (+27%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 indices respectively. During the twelvemonth period, all ten sectors within the S&P 500 Index posted positive returns, led by Information Technology (+62%), Materials (+48%) and Consumer Discretionary (+41%). Telecommunication Services (+9%), Utilities (+12%) and Energy (+14%) lagged on a relative (i.e. performance of the Fund as measured against the benchmark) basis.

The Fund’s underperformance relative to the S&P 500 Index was due to sector allocation. Specifically, our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to the strong-performing Information Technology and Consumer Discretionary sectors and our overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in the weaker performing Energy sector, detracted from relative performance. Stock selection was strongest in the Health Care, Energy, and Materials sectors, more than offsetting weaker stock selection in the Information Technology and Telecommunication Services sectors.

7

Detractors from benchmark-relative performance included Apple (Information Technology), Google (Information Technology), Eli Lilly (Health Care) and AT&T (Telecommunication Services). Shares of Consumer electronics company Apple and internet search engine provider Google performed well during the period despite slowing consumer trends. The Fund did not hold shares in either benchmark component which hurt relative performance. Shares of major U.S. pharmaceutical company Eli Lilly declined during the period amid concerns about the impact of future patent expirations on the company’s long-term growth. The company’s share price was also negatively impacted by near-term pressures from a slower ramp-up of the company’s anti-clotting agent, Effient. Shares of AT&T underperformed the broad market as it faced tougher competition in wireless and as the market shifted away from defensive sectors toward cyclical sectors in anticipation of economic recovery. Capital One (Financials), Exxon Mobil (Energy) and Bank of America (Financials) were among the top detractors from absolute (i.e. total return) performance.

The Fund’s top contributors to benchmark-relative performance during the period were Exxon Mobil (Energy), Schering-Plough (Health Care) and International Paper (Materials). Our underweight position in benchmark component Exxon Mobil contributed to relative performance as shares of this global integrated oil company fell in response to declining oil prices amid economic weakness. Pharmaceutical company Schering-Plough benefited from a takeout offer by Merck, driving the share price higher. Shares of paper and containerboard producer International Paper rose as the company reported better than expected EPS and cash flow generation. The company also benefited from rational pricing in the industry. IBM (Information Technology) and Andarko Petroleum (Energy) were top among the contributors to absolute performance.

What is the outlook?
The market’s sharp rally off its March lows has narrowed or eliminated many previously-attractive disparities between market price and our assessment of fair value. The strength of the rally suggests that investors are pricing in not just the removal of the worst-case scenario, but a robust economic recovery. While recent economic releases point to an improvement from the dire outlook of early 2009, the U.S. economy is by no means out of the woods. Consumer and corporate debt levels remain high, unemployment persists near 10%, and the government’s unprecedented monetary and fiscal stimulus has raised the specter of inflation down the road.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights relative to the benchmark were to the Energy, Health Care and Industrials sectors, while we remain underweight the Information Technology, Consumer Discretionary and Consumer Staples sectors. We believe the Energy sector remains attractive based upon restricted supply at lower prices and a possible global economic rebound. Health Care remains an attractive sector as the government reform of health care appears to be less severe on the companies than previously feared. We believe the Consumer Staples sector is relatively less attractive as we continue to find opportunities with better risk/reward in other sectors.

Diversification by Industry
as of December 31, 2009
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.5%
Banks (Financials)	4.4
Capital Goods (Industrials)	9.5
Commercial & Professional Services (Industrials)	1.1
Diversified Financials (Financials)	6.4
Energy (Energy)	15.6
Food & Staples Retailing (Consumer Staples)	2.3
Food, Beverage & Tobacco (Consumer Staples)	4.4
Health Care Equipment & Services (Health Care)	3.8
Household & Personal Products (Consumer Staples)	2.1
Insurance (Financials)	4.7
Materials (Materials)	3.3
Media (Consumer Discretionary)	2.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.2
Retailing (Consumer Discretionary)	3.0
Semiconductors & Semiconductor Equipment (Information Technology)	1.3
Software & Services (Information Technology)	3.6
Technology Hardware & Equipment (Information Technology)	5.7
Telecommunication Services (Services)	4.0
Transportation (Industrials)	2.0
Utilities (Utilities)	5.2
Short-Term Investments	2.1
Other Assets and Liabilities	1.1
Total	100.0%

8

Hartford International Opportunities HLS Fund inception 7/2/1990
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

MSCI All Country World ex U.S. Index is a broad-based, unmanaged, market  capitalization weighted, total return index that measures the performance of both  developed and emerging stock markets, excluding the U.S. The index is  calculated to exclude companies and share classes which cannot be freely  purchased by foreigners.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Investment goal – Seeks long-term growth of capital.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
International Opportunities IA	33.46%	6.98%	1.99%
International Opportunities IB	33.13%	6.71%	1.75%
MSCI All Country World ex U.S. Index	42.14%	6.30%	3.11%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Manager
Nicolas M. Choumenkovitch
Senior Vice President and Partner

How did the Fund perform?
The Class IA of The Hartford International Opportunities Fund returned 33.46% for the twelve-month period ended December 31, 2009, underperforming the Fund’s benchmark, the MSCI All Country World ex U.S. Index, which returned 42.14% for the same period. The Fund outperformed the 31.95% return of the average fund in the Lipper International Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
After a tumultuous start, global equities finished 2009 up sharply from the beginning of the year. Extraordinary government measures helped to stabilize global economies and markets throughout the year, while low interest rates, better than expected corporate earnings, and improving economic data provided a favorable backdrop for equities. Within the MSCI AC All Country World ex U.S. Index, all ten sectors within the index posted positive absolute (i.e. total return) returns. Materials, Information Technology, and Energy led the index higher, while Utilities rose the least. All global regions were also positive with Emerging Markets leading the returns.

The Fund’s underperformance versus its benchmark was largely due to weak stock selection, particularly within Financials, Energy, and Industrials. Sector and regional allocation, a fall-out of the stock selection process, was also slightly negative due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Emerging Markets.

The largest detractors from relative (i.e. performance of the Fund as measured against the benchmark) returns were Swiss financial services provider UBS (Financials) and two Japanese financial services providers: SMFG (Financials) and MUFG (Financials). Shares of UBS fell early in the period when the firm posted a larger than expected loss in the first quarter of 2009, due in part to a charge related to the transfer of risky assets to a fund managed by the Swiss National Bank, which was part of a rescue package set up by the Swiss government. Shares of SMFG and MUFG, two of Japan’s largest financial services firms, were weighed down due to the fact that stricter international financial regulations are expected to negatively impact the earnings of Japanese megabanks.

9

Significant detractors from absolute returns included France Telecom (Telecommunication Services), Nippon Telegraph and Telephone (Telecommunication Services) and East Japan Railways (Industrials).

Top contributors to relative performance during the period included Rio Tinto (Materials), Xstrata (Materials) and HSBC (Financials). Shares of diversified international mining company Rio Tinto rose as increasing prices for industrial metals provided a tailwind for the stock. In addition, the company’s announcement of a proposed iron ore joint venture with BHP Billiton also helped Rio Tinto’s stock performance. Shares of global mining company Xstrata rose on increasing industrial metals pricing and an improving demand outlook from China and India. Shares of Swiss private bank HSBC rose from the recovery in the global markets and improving market share in China and other emerging markets.

In addition, Impala Platinum (Materials) was a significant contributor to absolute returns.

What is the outlook?
Economic data continues to come in better-than-expected, as low rates and aggressive quantitative easing have helped to drive a sharp rebound in global economic activity. Expectations for corporate earnings growth have surged since the March 2009 lows, which in turn have propelled equities higher. We enter 2010 on the lookout for indicators that would suggest an upcoming change in the policy of the Federal Reserve. A change in monetary policy could have a sharp impact on expectations for earning growth, particularly for cyclical and commodity-related industries.

In this environment we are looking for companies that can deliver strong or improving returns regardless of the macroeconomic environment. While the rebound in the market has reduced the remaining upside, we are still finding opportunities where the market under-appreciates a company’s ability to generate sustainable or improving return on capital.

At the sector level, we ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) in Materials, Consumer Discretionary and Industrials and most underweight in Utilities, Energy and Information Technology versus the benchmark. At a regional level, the Fund ended the period overweight the U.K. and Europe ex-U.K. We are seeing more opportunities in Japan as a weakening Yen is likely to help exporters, and therefore have reduced our underweight exposure.

At a meeting held on August 5, 2009, the Board of Directors (“Board”) of Hartford Series Fund, Inc. (“Company”) approved the Forms of Agreement and Plans of Reorganization (“Reorganization Agreements”) that provide for the reorganization of each of two series of the Company, Hartford International Growth HLS Fund and Hartford International Small Company Fund (each, an acquired “Aquired Fund”, and collectively the “Acquired Funds”), into another series of the Company, Hartford International Opportunities HLS Fund (“Reorganizations”). The Reorganizations do not require shareholder approval. The Reorganizations are expected to occur on or about April 16, 2010, or on such a date as the officers of the Company determine.

Diversification by Industry
as of December 31, 2009
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.6%
Banks (Financials)	16.4
Capital Goods (Industrials)	8.0
Consumer Durables & Apparel (Consumer Discretionary)	3.5
Consumer Services (Consumer Discretionary)	1.6
Diversified Financials (Financials)	5.5
Energy (Energy)	8.7
Food, Beverage & Tobacco (Consumer Staples)	7.7
Health Care Equipment & Services (Health Care)	0.9
Insurance (Financials)	1.4
Materials (Materials)	15.3
Media (Consumer Discretionary)	2.6
Other Investment Pools and Funds (Financials)	0.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.2
Real Estate (Financials)	3.0
Retailing (Consumer Discretionary)	1.2
Software & Services (Information Technology)	1.3
Technology Hardware & Equipment (Information Technology)	3.2
Telecommunication Services (Services)	4.9
Transportation (Industrials)	4.2
Utilities (Utilities)	1.0
Short-Term Investments	0.1
Other Assets and Liabilities	–
Total	100.0%

Diversification by Country
as of December 31, 2009
Percentage of
Country	Net Assets
Brazil	2.7%
Canada	3.3
China	5.4
Denmark	1.0
France	5.6
Germany	6.9
Greece	1.1
Hong Kong	5.5
India	1.4
Ireland	2.1
Israel	2.4
Japan	11.4
Malaysia	0.2
Mexico	1.4
Netherlands	2.4
Russia	0.4
South Africa	2.5
Spain	1.8
Sweden	1.4
Switzerland	11.7
Taiwan	1.6
Turkey	1.2
United Kingdom	25.4
United States	1.1
Short-Term Investments	0.1
Other Assets and Liabilities	–
Total	100.0%

10

Hartford Small Company HLS Fund inception 8/9/1996
(subadvised by: Wellington Management Company, LLP
  Hartford Investment Management Company)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index  growth companies with higher price-to-book ratios and higher forecasted growth  values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Investment goal – Seeks growth of capital.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Small Company IA	29.29%	3.96%	0.91%
Small Company IB	29.01%	3.72%	0.69%
Russell 2000 Growth Index	34.47%	0.87%	-1.38%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Wellington Management Company, LLP			Hartford Investment Management Company

Steven C. Angeli, CFA	Stephen Mortimer	Mario E. Abularach, CFA, CMT	Hugh Whelan, CFA	Kurt Cubbage, CFA
Senior Vice President, Partner	Senior Vice President	Vice President	Managing Director	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Small Company HLS Fund returned 29.29% for the twelve-month period ended December 31, 2009, underperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned 34.47% for the same period. The Fund underperformed the 35.86% return of the average fund in the Lipper Small Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
The twelve-month period ended December 31, 2009 was one of the most volatile in history, reflecting investors’ fluctuating reactions to economic data releases and the U.S. government’s involvement to help mitigate the financial crisis. The broad U.S. equity market continued to decline until early March lows, when it began to sharply rebound through the end of 2009. In this environment, small cap, mid cap and large cap stocks all registered a positive return over the twelve-month period, as measured by the Russell 2000 (+27.2%), S&P MidCap 400 (+37.4%) and S&P 500 (+26.5%) indices, respectively. All ten sectors within the Russell 2000 Growth Index advanced during the period. Information Technology (+60.1%), Consumer Discretionary (+58.1%), and Materials (+47.7%) were the strongest-performing sectors while Financials (+9.6%), Industrials (+11.9%), and Utilities (+15.0%) gained the least.

From mid-March, a low-profitability, low-quality stock rally led the market out of the bottom. This rally impacted the Fund’s performance since a large portion of the Fund only invests in high-quality, profitable stocks. As a result, the Fund security selection detracted from performance for the remainder of the period. However, the effects of security selection were slightly mitigated by positive stock selection in Energy and Consumer Staples.

Stocks that detracted the most from relative (i.e. performance of the Fund as measured against the benchmark) returns during the period were Corinthian Colleges (Consumer Discretionary), Human Genome Science (Health Care), and Celera (Health Care). Shares of Corinthian Colleges, a post-secondary education services company with operations in the United States and Canada, fell together with other education stocks due to regulatory worries. Elevated bad debt expense, coupled with concerns that the company would likely have to continue providing financing to students (especially those with lower credit scores), dampened investor enthusiasm. Shares of Human Genome Science, a biotechnology company, soared on encouraging Phase 3 results for Benlysta, a potential treatment for lupus. Not owning the stock detracted from relative performance. Molecular-diagnostics company Celera announced disappointing second-quarter results due to slowing product sales and higher bad debts expense. We eliminated the position during the year. Significant detractors from absolute returns (i.e. total return) included Covanta Holding (Industrials), Fuel Systems Solutions (Consumer Discretionary) and Smithfield Foods (Consumer Staples).

11

Top contributors to relative performance during the period included SeaGate Technology (Information Technology), Jarden (Consumer Discretionary), and Jabil Circuit (Information Technology). We established a position in hard drive maker SeaGate Technology early in the period anticipating better industry fundamentals (capacity reduction, low inventories) and company-specific execution (new management, restructuring steps, product mix changes). Our investment thesis continued to play out in 2009, and SeaGate’s stock price moved higher in the period as the company reported earnings that topped consensus forecasts. Jarden, parent of consumer niche product brands like Sunbeam and Coleman, saw its shares rise as it posted better than expected profits, helped by cost cuts and market share gains in some segments. Shares of Jabil Circuit, one of the largest electronic manufacturing services providers, performed well as results topped expectations and management raised guidance citing improving end-market demand, manufacturing efficiencies, and cost reductions. ON Semiconductor (Information Technology) was a notable contributor to absolute performance.

What is the outlook?
The first part of the period resulted in tremendous uncertainty that undermined confidence and plummeting stock prices. Signs of lessening deterioration in the early part of the year had a powerful positive influence on sentiment and stock prices. Reported corporate profits began to exceed expectations, in large part due to cost cutting. Lean inventories could hold up the promise for some uptick in industrial activity while easy year-on-year comparisons could pave the way for better “growth” headlines. Meanwhile, stocks have moved decisively higher: the Russell 2000 Growth Index is up over 75% from early March lows to the end of 2009. The question now is how sustainable the improvement in fundamentals and sentiment will prove.

Despite the uncertainty, the Fund continues to focus on stocks of companies that have unique business models or special market opportunities that should allow them to deliver superior growth. The Fund remains well diversified, with holdings across all major market sectors. At the end of the period, the Fund had overweights (i.e. the Fund’s sector position was greater than the benchmark position) in Consumer Discretionary, Materials, and Telecommunications Services relative to the Russell 2000 Growth Index. The Fund ended the period most underweight (i.e. the Fund’s sector position was less than the benchmark position) in Information Technology, Financials, and Health Care.

As of December 31, 2009, 55% of the Fund’s assets were managed by Wellington Management Company and 45% of the assets were managed by Hartford Investment Management Company.

Diversification by Industry
as of December 31, 2009
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.8%
Banks (Financials)	0.6
Capital Goods (Industrials)	7.6
Commercial & Professional Services (Industrials)	3.2
Consumer Durables & Apparel (Consumer Discretionary)	7.8
Consumer Services (Consumer Discretionary)	3.9
Diversified Financials (Financials)	1.3
Energy (Energy)	4.4
Food & Staples Retailing (Consumer Staples)	0.3
Food, Beverage & Tobacco (Consumer Staples)	1.9
Health Care Equipment & Services (Health Care)	11.7
Household & Personal Products (Consumer Staples)	2.0
Insurance (Financials)	1.1
Materials (Materials)	3.8
Media (Consumer Discretionary)	1.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	9.7
Real Estate (Financials)	0.7
Retailing (Consumer Discretionary)	4.8
Semiconductors & Semiconductor Equipment (Information Technology)	5.5
Software & Services (Information Technology)	11.5
Technology Hardware & Equipment (Information Technology)	7.2
Telecommunication Services (Services)	2.0
Transportation (Industrials)	3.3
Utilities (Utilities)	0.3
Short-Term Investments	1.6
Other Assets and Liabilities	1.3
Total	100.0%

12

Hartford Stock HLS Fund inception 8/31/1977
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

S&P 500 Index is a market capitalization weighted price index composed of 500  widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Investment goal – Seeks long-term growth of capital.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Stock IA	41.54%	1.39%	-1.36%
Stock IB	41.18%	1.14%	-1.59%
S&P 500 Index	26.45%	0.41%	-0.95%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Steven T. Irons, CFA	Peter I. Higgins, CFA
Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The Class IA shares of the Hartford Stock HLS Fund returned 41.54% for the twelve-month period ended December 31, 2009, outperforming the Fund’s benchmark, the S&P 500 Index which returned 26.45% for the same period. The Fund also outperformed the 27.98% return of the average fund in the Lipper Large Cap Core VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
Broad U.S. equity markets rose during the period, but the overall results mask two significantly different market environments. From the beginning of January through early March, stocks fell sharply reflecting deepening economic worries and concerns over the U.S. government’s increasing involvement in the economy. From early March through December, stocks rallied as investors came to believe that a Depression-like scenario was less likely.

Mid cap stocks (+37%) outperformed large (+26%) and small (+27%) cap stocks during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 indices, respectively. Growth (+37%) stocks significantly outperformed Value (+20%) stocks, as measured by the Russell 1000 Growth and Russell 1000 Value indices. Within the S&P 500, the Information Technology (+62%), Materials (+48%), and Consumer Discretionary (+41%) sectors posted the largest gains. Telecommunication Services (+9%), Utilities (+12%), and Energy (+14%) gained the least.

The Fund’s outperformance versus its benchmark was driven by security selection, which was strongest in Financials, Energy, and Health Care. This was partially offset by weaker selection in Telecommunication Services and Utilities. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also contributed positively to relative (i.e. performance of the Fund as measured against the benchmark) performance due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposures to Information Technology and underweight (i.e. the Fund’s sector position was less than the benchmark position) exposures to Utilities and Telecommunication Services.

Top contributors to relative performance during the period were Goldman Sachs (Financials), Schering-Plough (Health Care) and Petrol Brasileiros (Energy). Shares of Goldman Sachs, a leading investment bank, benefited from the firm’s relatively healthy balance sheet and news that the company would pay back its government TARP loans sooner than expected. Schering-Plough’s share price jumped after receiving a takeout offer by Merck. Brazil-based oil and gas exploration and production company Petrol Brasileiros reported solid results aided by reduced exploration and production lifting costs and strong refining and downstream earnings, driving shares higher. The Fund’s holdings in Apple (Information Technology) and Microsoft (Information Technology) also contributed positively to the Fund’s returns on an absolute (i.e. total return) basis.

13

Stocks that detracted the most from relative returns during the period were Shionogi (Health Care), Wells Fargo (Financials), and IBM (Information Technology). Japan-based pharmaceutical company Shionogi's third quarter domestic product sales were weaker than expected and its royalty income from international Crestor sales suffered due to the appreciating Yen. The combination of these two events forced Shionogi to lower its full year earnings outlook, driving its stock price downward. Shares of U.S. bank Wells Fargo fell early in the period amid concerns over its acquisition of Wachovia, the potential impact of worsening credit trends, and the possibility that it might have to raise additional equity. IBM reported better than expected earnings, driving the company’s share price higher. Not owning the benchmark-component stock IBM negatively impacted relative performance. General Electric (Industrials) and Exxon Mobil (Energy) also detracted from absolute returns.

What is the outlook?
It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all done with an eye towards thawing credit markets and placing a floor on the house price declines and a ceiling on housing inventory. These moves should continue to help mitigate some of the negative economic pressures, and while the outlook remains uncertain, the strong equity market performance since March lows shows investors are anticipating a recovery.

In the midst of this uncertainty we continue to focus our efforts on stock-by-stock fundamental research to construct a diversified large-cap core portfolio. We look for companies that exhibit the following qualities: industry leadership, strong balance sheets, solid management, high return on equity, accelerating earnings, and/or attractive valuation with a catalyst. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Health Care, Information Technology, and Industrials, as we found a number of attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the S&P 500 were in Telecommunication Services, Utilities, and Materials.

Diversification by Industry
as of December 31, 2009
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.5%
Banks (Financials)	4.0
Capital Goods (Industrials)	8.7
Diversified Financials (Financials)	10.5
Energy (Energy)	11.3
Food & Staples Retailing (Consumer Staples)	2.4
Food, Beverage & Tobacco (Consumer Staples)	6.1
Health Care Equipment & Services (Health Care)	5.2
Insurance (Financials)	1.9
Materials (Materials)	0.7
Media (Consumer Discretionary)	2.4
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.8
Retailing (Consumer Discretionary)	5.8
Semiconductors & Semiconductor Equipment (Information Technology)	2.7
Software & Services (Information Technology)	9.1
Technology Hardware & Equipment (Information Technology)	11.0
Transportation (Industrials)	3.7
Utilities (Utilities)	0.8
Short-Term Investments	1.7
Other Assets and Liabilities	(0.3)
Total	100.0%

14

Hartford Total Return Bond HLS Fund inception 8/31/1977
(subadvised by Hartford Investment Management Company)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is  composed of securities from the Barclays Capital Government/Credit Bond Index,  Mortgage-Backed Securities Index, Asset-Backed Securities Index and  Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Investment goal – Seeks a competitive total return, with income as a secondary objective.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Total Return Bond IA	15.01%	3.61%	6.08%
Total Return Bond IB	14.72%	3.35%	5.84%
Barclays Capital U.S. Aggregate
Bond Index	5.93%	4.97%	6.33%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1) Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Nasri Toutoungi	Joseph Portera	Christopher J. Zeppieri, CFA
Managing Director	Executive Vice President	Vice President

How did the Fund perform?
The Class IA Shares of the Hartford Total Return Bond HLS Fund returned 15.01% for the twelve-month period ended December 31, 2009, outperforming its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 5.93%, and the Lipper Intermediate Investment Grade Debt VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 12.21%.

Why did the Fund perform this way?
The environment at the conclusion of 2008 was one of unprecedented uncertainty. Investment Grade and High Yield Corporate Bond premiums were at or near all time highs while U.S. Treasury rates across all maturities were at or near all time lows. The financial system had nearly failed and there remained tremendous ambiguity regarding the fate of the U.S. banks. However, at the onset of 2009, rays of light emerged from the darkness.

The first indication of market stabilization came from the high yield sector. Money began to flow into the sector from market participants of all types; these investors recognized the extremely depressed asset valuations and the relative value compared to equities. Investment grade Industrials followed high yield with the reopening of primary markets. Successful new issuance begot firmer markets and spurred investor appetite. The opening of markets allowed for corporate chief financial officers’ to term out their debt and bolsters their balance sheets. The resulting increase in corporate creditworthiness further enticed investor interest, which created a cycle of spread tightening (i.e. short and long term interest rates moving closer together) through all of 2009. Meanwhile, more certainty emerged regarding the banking sector, nationalization was averted and systemic deleveraging appeared to be mostly complete.

The result of these events materialized in the form of record breaking excess returns from both investment grade and high yield corporate debt. The Fund maintained an overweight versus the benchmark to investment grade corporates throughout the year. The Fund also increased its high yield corporate bond and bank loan allocations as spreads rallied. The relative overweight and out of benchmark allocations contributed significantly to performance in 2009.

15

Structured products, Asset Backed Securities (ABS) and Commercial Mortgage Backed Securities (CMBS), also sharply recovered in 2009. Both benefited significantly from the Term Asset Backed Securities Loan Facility and the Public-Private Investment Program, government programs enacted to finance the releveraging of structured products. The deluge of supply that was dumped onto the market in the fall of 2008 was quickly absorbed by investors in the spring of 2009, which drove spreads tighter (i.e. short and long term interest rates moving closer together). Despite a less than optimistic view of commercial real estate, valuations compelled us to overweight CMBS in the Fund. The Fund had overweight allocations to ABS and CMBS which benefited performance over the period.

The Fund also benefited from out of benchmark positions in non agency prime and Alt-A residential passthroughs, and an Emerging Market allocation. Despite ongoing difficulties in home values and mortgage defaults, valuations of non-conforming residential mortgages recovered significantly from 2008. The Fund retained its positions through the extremes of 2008 and only began to reduce them with the recovery in the second quarter of 2009. Although the total allocation was minimal, the position contributed to outperformance. Similarly, Emerging Markets recovered nicely in 2009, and although it was also a relatively small portion of the Fund, it also contributed positively to performance.

What is the outlook?
Many Investment Grade issuers are now at valuations congruent with pre-crisis conditions. Still, there is value remaining in Corporate Bonds. In most of our expected scenarios, spreads continue to tighten and generate positive returns in Investment Grade and High Yield. Economic growth and corporate earnings are vulnerable if we have weak quarters going forward, but we feel balance sheets are adequately prepared, and we expect the high yield default rate to continue to decline. It is likely in the near term we expect to remain overweight in Corporates in both Investment Grade and High Yield in the Fund.

In the longer term, we expect that the yield curve will flatten. That said, applying that view to portfolio positioning concedes portfolio yield and therefore timing is critical. Given the continued low levels of capacity utilization and high unemployment, inflation is not likely to be a near-term threat. This should keep the federal funds rate and the short end of the curve at low levels through the coming quarters. Longer maturity Treasuries will be pressured by the enormous amount of issuance required for funding the federal deficit. We believe a flatter curve is most likely several quarters away. However, we will look to position the Fund for a flatter curve sooner should the economic recovery broaden and deepen.

Diversification by Security Type
as of December 31, 2009
Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	9.7%
Call Options Purchased	0.1
Common Stocks	0.0
Corporate Bonds: Investment Grade	31.0
Corporate Bonds: Non-Investment Grade	7.3
Municipal Bonds	0.8
Preferred Stocks	0.0
Put Options Purchased	0.0
Senior Floating Rate Interests: Non-Investment Grade	2.9
U.S. Government Agencies	26.6
U.S. Government Securities	18.3
Warrants	0.0
Short-Term Investments	9.0
Other Assets and Liabilities	(5.7)
Total	100.0%

Diversification by Industry
as of December 31, 2009
Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	0.4%
Administrative Waste Management and Remediation	0.2
Air Transportation	0.1
Arts, Entertainment and Recreation	1.9
Beverage and Tobacco Product Manufacturing	1.1
Chemical Manufacturing	1.3
Computer and Electronic Product Manufacturing	0.3
Construction	0.4
Electrical Equipment, Appliance Manufacturing	0.1
Finance and Insurance	21.9
Food Manufacturing	0.2
Food Services	0.0
Foreign Governments	2.4
General Obligations	0.3
Health Care and Social Assistance	2.3
Higher Education (Univ., Dorms, etc.)	0.1
Information	5.2
Machinery Manufacturing	0.2
Mining	1.5
Miscellaneous Manufacturing	0.7
Motor Vehicle & Parts Manufacturing	0.1
Nonmetallic Mineral Product Manufacturing	0.1
Paper Manufacturing	0.3
Petroleum and Coal Products Manufacturing	2.8
Pipeline Transportation	0.7
Plastics and Rubber Products Manufacturing	0.0
Primary Metal Manufacturing	0.6
Printing and Related Support Activities	0.0
Professional, Scientific and Technical Services	0.4
Rail Transportation	0.1
Real Estate and Rental and Leasing	0.9
Retail Trade	0.4
Soap, Cleaning Compound and Toilet Manufacturing	0.1
Tax Allocation	0.0
Transit and Ground Passenger Transportation	0.0
Transportation	0.4
U.S. Government Agencies	26.6
U.S. Government Securities	18.3
Utilities	4.1
Wholesale Trade	0.1
Other Securities
Automobiles & Components	0.0
Banks	0.0
Long Call Future Option Contract	0.1
Long Put Future Option Contract	0.0
Telecommunication Services	0.0
Short-Term Investments	9.0
Other Assets and Liabilities	(5.7)
Total	100.0%

Distribution by Credit Quality
as of December 31, 2009
Percentage of
Long Term
Rating	Holdings
AAA	56.2%
AA	6.4
A	12.7
BBB	13.3
BB	4.9
B	5.0
CCC	1.3
Not Rated	0.2
Total	100.0%

16

Hartford Advisers HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 65.6%
	Automobiles & Components — 1.0%
2,350	Ford Motor Co. ●	$23,499
768	Harley-Davidson, Inc.	19,364
		42,863
	Banks — 2.7%
767	PNC Financial Services Group, Inc.	40,512
400	Standard Chartered plc	10,092
4,194	Washington Mutual, Inc. Private
	Placement Ù●†	527
2,264	Wells Fargo & Co.	61,096
		112,227
	Capital Goods — 5.9%
549	Boeing Co.	29,739
338	Cummins, Inc.	15,505
441	General Dynamics Corp.	30,077
2,002	General Electric Co.	30,292
914	Ingersoll-Rand plc	32,681
1,010	Masco Corp.	13,952
317	Rockwell Collins, Inc.	17,549
151	Siemens AG ADR	13,810
542	Stanley Works.	27,934
1,944	Textron, Inc.	36,568
		248,107
	Diversified Financials — 5.4%
674	Ameriprise Financial, Inc.	26,176
1,329	Discover Financial Services, Inc.	19,543
151	Franklin Resources, Inc.	15,891
230	Goldman Sachs Group, Inc.	38,749
793	Invesco Ltd.	18,632
1,454	JP Morgan Chase & Co.	60,601
2,648	UBS AG ADR ●	41,075
		220,667
	Energy — 7.8%
353	Anadarko Petroleum Corp.	22,015
240	BP plc ADR	13,895
335	Cameco Corp.	10,790
961	ConocoPhillips Holding Co.	49,053
189	Devon Energy Corp.	13,914
226	EOG Resources, Inc.	21,980
638	Exxon Mobil Corp.	43,512
442	Hess Corp.	26,717
507	OAO Gazprom Class S ADR	12,931
595	Occidental Petroleum Corp.	48,371
428	Petroleo Brasileiro S.A. ADR	20,412
370	Suncor Energy, Inc.	13,053
1,378	Williams Cos., Inc.	29,044
		325,687
	Food & Staples Retailing — 1.7%
471	CVS/Caremark Corp.	15,171
646	Sysco Corp.	18,038
686	Wal-Mart Stores, Inc.	36,656
		69,865
	Food, Beverage & Tobacco — 4.2%
661	Campbell Soup Co.	22,325
651	General Mills, Inc.	46,090
1,255	PepsiCo, Inc.	76,298
1,031	Unilever N.V. NY Shares ADR	33,326
		178,039
	Health Care Equipment & Services — 3.6%
391	Cardinal Health, Inc.	12,609
196	CareFusion Corp. ●	4,891
50	Intuitive Surgical, Inc. ●	15,196
1,040	Medtronic, Inc.	45,717
503	St. Jude Medical, Inc. ●	18,482
998	UnitedHealth Group, Inc.	30,422
555	Varian Medical Systems, Inc. ●	25,997
		153,314
	Insurance — 1.3%
533	ACE Ltd.	26,861
1,292	Marsh & McLennan Cos., Inc.	28,523
		55,384
	Materials — 0.5%
88	Rio Tinto plc ADR	18,868
	Media — 1.6%
4,044	Comcast Corp. Class A	68,178
	Pharmaceuticals, Biotechnology & Life Sciences — 7.3%
355	Amgen, Inc. ●	20,088
257	Celgene Corp. ●	14,299
1,353	Daiichi Sankyo Co., Ltd.	28,370
1,984	Elan Corp. plc ADR ●	12,936
467	Eli Lilly & Co.	16,659
110	Forest Laboratories, Inc. ●	3,545
202	Johnson & Johnson	12,998
1,610	Merck & Co., Inc.	58,833
3,426	Pfizer, Inc.	62,326
87	Roche Holding AG	14,817
1,200	Shionogi & Co., Ltd.	26,007
318	UCB S.A.	13,284
482	Vertex Pharmaceuticals, Inc. ●	20,658
		304,820
	Retailing — 4.0%
106	Amazon.com, Inc. ●	14,313
11,241	Buck Holdings L.P. Ù●†	23,034
381	Kohl’s Corp. ●	20,553
2,110	Lowe’s Co., Inc.	49,358
362	Nordstrom, Inc.	13,607
1,105	Staples, Inc.	27,167
429	Target Corp.	20,756
		168,788
	Semiconductors & Semiconductor Equipment — 1.9%
495	Lam Research Corp. ●	19,417
1,729	Maxim Integrated Products, Inc.	35,100
947	Texas Instruments, Inc.	24,679
		79,196
	Software & Services — 6.1%
574	Accenture plc	23,834
1,011	Automatic Data Processing, Inc.	43,287
93	Google, Inc. ●	57,534
2,652	Microsoft Corp.	80,859

The accompanying notes are an integral part of these financial statements.

17

Hartford Advisers HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Software & Services — (continued)
1,974	Western Union Co.	$37,213
827	Yahoo!, Inc. ●	13,874
		256,601
	Technology Hardware & Equipment — 7.4%
322	Apple, Inc. ●	67,939
3,569	Cisco Systems, Inc. ●	85,435
1,475	Dell, Inc. ●	21,179
1,305	Hewlett-Packard Co.	67,226
1,172	Qualcomm, Inc.	54,207
823	Seagate Technology	14,963
		310,949
	Transportation — 2.6%
3,844	Delta Air Lines, Inc. ●	43,741
376	FedEx Corp.	31,413
601	United Parcel Service, Inc. Class B	34,491
		109,645
	Utilities — 0.6%
482	Exelon Corp.	23,560
	Total common stocks
	(cost $2,443,452)	$2,746,758
PREFERRED STOCKS — 1.8%
	Diversified Financials — 1.8%
4,985	Bank of America Corp. Y	$74,375
	Total preferred stocks
	(cost $74,773)	$74,375
WARRANTS — 0.0%
	Banks — 0.0%
524	Washington Mutual, Inc. Private
	Placement Ù●†	$—
	Total warrants (cost $—)	$—
ASSET & COMMERCIAL MORTGAGE BACKED
SECURITIES — 0.9%
	Finance and Insurance — 0.9%
	Citibank Credit Card Issuance Trust
$11,945	5.65%, 09/20/2019	$12,938
	Harley-Davidson Motorcycle Trust
12,375	5.21%, 06/17/2013	12,858
	Marriott Vacation Club Owner Trust
897	5.36%, 10/20/2028 ■	881
	USAA Automotive Owner Trust
11,285	4.50%, 10/15/2013	11,801
		38,478
	Total asset & commercial
	mortgage backed securities
	(cost $36,486)	$38,478
CORPORATE BONDS: INVESTMENT GRADE — 13.4%
	Air Transportation — 0.4%
	Continental Airlines, Inc.
$4,140	5.98%, 04/19/2022	$3,995
	Southwest Airlines Co.
8,700	5.75%, 12/15/2016	8,598
3,281	6.15%, 08/01/2022	3,249
		15,842
	Arts, Entertainment and Recreation — 0.0%
	News America Holdings, Inc.
1,175	5.65%, 08/15/2020 ■	1,224
	Beverage and Tobacco Product Manufacturing — 0.1%
	Anheuser-Busch InBev N.V.
3,100	7.75%, 01/15/2019 ■	3,629
	Coca-Cola Enterprises, Inc.
500	8.50%, 02/01/2022	642
		4,271
	Computer and Electronic Product Manufacturing — 0.1%
	Dell, Inc.
2,735	5.88%, 06/15/2019	2,894
	Electrical Equipment, Appliance Manufacturing — 0.2%
	General Electric Co.
6,925	5.00%, 02/01/2013	7,326
	Finance and Insurance — 8.7%
	Ace INA Holdings, Inc.
700	5.88%, 06/15/2014	759
	American Express Centurion Bank
6,350	6.00%, 09/13/2017	6,580
	ANZ National Ltd.
1,360	2.38%, 12/21/2012 ■	1,350
	AXA Financial, Inc.
6,400	7.00%, 04/01/2028	6,088
	Berkshire Hathaway Finance Corp.
5,500	4.85%, 01/15/2015	5,888
	Brandywine Operating Partnership
9,585	6.00%, 04/01/2016	8,797
	Capital One Bank
3,750	6.50%, 06/13/2013	4,031
	Capital One Capital IV
1,625	6.75%, 02/17/2037	1,349
	CDP Financial, Inc.
3,100	4.40%, 11/25/2019 ■	2,969
	Cincinnati Financial Corp.
10,000	6.92%, 05/15/2028	9,663
	Citibank NA
26,000	1.88%, 06/04/2012	26,149
	Citigroup, Inc.
8,800	6.00%, 10/31/2033	7,572
520	8.13%, 07/15/2039	587
	Discover Financial Services, Inc.
7,220	6.45%, 06/12/2017	6,757
	Eaton Vance Corp.
3,180	6.50%, 10/02/2017	3,288
	Everest Reinsurance Holdings, Inc.
4,525	5.40%, 10/15/2014	4,421
	Goldman Sachs Group, Inc.
20,000	1.63%, 07/15/2011	20,179
5,500	5.30%, 02/14/2012	5,836
6,000	5.63%, 01/15/2017	6,128
	Health Care Properties
6,530	6.00%, 01/30/2017	6,145

The accompanying notes are an integral part of these financial statements.

18

		Market
Shares or Principal Amount		Value Ì
CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Finance and Insurance — (continued)
	HSBC Finance Corp.
$12,500	5.50%, 01/19/2016	$13,114
	International Lease Finance Corp.
10,500	5.00%, 09/15/2012	8,804
6,350	5.63%, 09/15/2010	6,281
	Jackson National Life Insurance Co.
12,650	8.15%, 03/15/2027 ■	12,834
	John Deere Capital Corp.
8,320	4.88%, 10/15/2010	8,609
	JP Morgan Chase & Co.
3,500	3.70%, 01/20/2015	3,510
10,375	5.13%, 09/15/2014	10,943
	Kimco Realty Corp.
7,880	5.78%, 03/15/2016	7,780
	Liberty Mutual Group, Inc.
8,750	5.75%, 03/15/2014 ■	8,625
	Liberty Property L.P.
1,725	6.63%, 10/01/2017	1,673
	Merrill Lynch & Co., Inc.
11,000	5.00%, 02/03/2014	11,132
1,000	6.40%, 08/28/2017	1,053
6,000	6.88%, 04/25/2018	6,465
	Morgan Stanley
13,000	5.38%, 10/15/2015	13,432
	National City Corp.
4,250	6.88%, 05/15/2019	4,499
	New England Mutual Life Insurance Co.
6,000	7.88%, 02/15/2024 ■	6,387
	Nordea Bank AB
1,790	3.70%, 11/13/2014 ■	1,786
	Paccar Financial Corp.
1,460	1.95%, 12/17/2012	1,445
	Postal Square L.P.
31,381	8.95%, 06/15/2022	38,315
	Prologis Trust
6,500	5.63%, 11/15/2016	5,990
	Prudential Financial, Inc.
8,000	5.50%, 03/15/2016	8,011
	Realty Income Corp.
4,830	6.75%, 08/15/2019	4,730
	Republic New York Capital I
500	7.75%, 11/15/2006	459
	Simon Property Group L.P.
9,065	6.10%, 05/01/2016	9,251
	Sovereign Bancorp, Inc.
4,795	8.75%, 05/30/2018	5,541
	Sovereign Capital Trust IV
7,250	7.91%, 06/13/2036	6,237
	Svenska Handelsbanken AB
2,900	4.88%, 06/10/2014 ■	3,039
	UnitedHealth Group, Inc.
2,500	5.50%, 11/15/2012	2,669
	Wachovia Corp.
10,000	5.25%, 08/01/2014	10,352
	WEA Finance LLC
5,000	7.13%, 04/15/2018 ■	5,467
		362,969
	Health Care and Social Assistance — 0.5%
	CVS Corp.
7,725	6.13%, 08/15/2016	8,318
	Express Scripts, Inc.
1,020	6.25%, 06/15/2014	1,113
	Merck & Co., Inc.
2,100	4.00%, 06/30/2015	2,190
	Schering-Plough Corp.
9,000	5.30%, 12/01/2013	9,892
		21,513
	Information — 1.1%
	AT&T, Inc.
2,510	6.80%, 05/15/2036	2,673
	BellSouth Telecommunications
650	7.00%, 12/01/2095	637
	Comcast Corp.
8,000	5.90%, 03/15/2016	8,615
	Fiserv, Inc.
6,400	6.13%, 11/20/2012	6,969
	France Telecom S.A.
1,300	4.38%, 07/08/2014	1,358
	Intuit, Inc.
7,900	5.40%, 03/15/2012	8,393
	Oracle Corp.
2,850	6.13%, 07/08/2039	2,993
	Telecom Italia Capital
2,900	7.00%, 06/04/2018	3,191
	Time Warner Cable, Inc.
4,580	5.85%, 05/01/2017	4,812
	Verizon Communications, Inc.
5,000	5.35%, 02/15/2011	5,214
	Verizon Global Funding Corp.
500	7.25%, 12/01/2010	528
		45,383
	Machinery Manufacturing — 0.2%
	Xerox Corp.
6,000	5.50%, 05/15/2012	6,341
	Motor Vehicle & Parts Manufacturing — 0.2%
	DaimlerChrysler NA Holdings Corp.
9,550	6.50%, 11/15/2013	10,469
	Petroleum and Coal Products Manufacturing — 0.3%
	Atmos Energy Corp.
5,875	6.35%, 06/15/2017	6,234
	Ras Laffan Liquefied Natural Gas Co., Ltd.
1,200	5.50%, 09/30/2014 ■	1,257
	Weatherford International Ltd.
5,500	5.95%, 06/15/2012	5,887
		13,378
	Pipeline Transportation — 0.1%
	Kinder Morgan Energy Partners L.P.
5,000	6.95%, 01/15/2038	5,329
	Real Estate and Rental and Leasing — 0.2%
	COX Communications, Inc.
9,000	5.45%, 12/15/2014	9,642
	Retail Trade — 0.1%
	Staples, Inc.
2,525	9.75%, 01/15/2014	3,077

The accompanying notes are an integral part of these financial statements.

19

Hartford Advisers HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Soap, Cleaning Compound and Toilet
	Manufacturing — 0.3%
	Procter & Gamble Co.
$11,203	9.36%, 01/01/2021	$13,663
	Utilities — 0.9%
	Consolidated Edison Co. of NY
4,605	5.30%, 12/01/2016	4,796
	Enel Finance International
4,045	6.80%, 09/15/2037 ■	4,473
	Indianapolis Power and Light
8,000	6.60%, 06/01/2037 ■	8,483
	MidAmerican Energy Co.
6,000	5.65%, 07/15/2012	6,477
	Niagara Mohawk Power Corp.
2,510	3.55%, 10/01/2014 ■	2,502
	Southern California Edison Co.
8,000	5.55%, 01/15/2037	7,954
	Taqa Abu Dhabi National Energy Co.
2,965	5.88%, 10/27/2016 ■	2,857
	Wisconsin Electric Power Co.
1,960	4.25%, 12/15/2019	1,915
		39,457
	Total corporate bonds: investment grade
	(cost $549,306)	$562,778
MUNICIPAL BONDS — 0.8%
	General Obligations — 0.3%
	California State Taxable,
$1,450	6.20%, 10/01/2019	$1,399
	Chicago Metropolitan Water Reclamation Dist
	Taxable,
685	5.72%, 12/01/2038	684
	Los Angeles USD,
4,300	5.75%, 07/01/2034	3,972
	Oregon School Boards Association, Taxable
	Pension,
10,000	4.76%, 06/30/2028	8,454
		14,509
	Higher Education (Univ., Dorms, etc.) — 0.2%
	Curators University, MO, Taxable System Facs
	Rev,
2,170	5.96%, 11/01/2039	2,216
	Massachusetts School Building Auth,
2,500	5.72%, 08/15/2039	2,457
	University of California,
1,960	5.77%, 05/15/2043	1,902
		6,575
	Housing (HFA’S, etc.) — 0.0%
	University of California,
1,935	6.58%, 05/15/2049	1,880
	Tax Allocation — 0.1%
	Dallas, TX, Area Rapid Transit Taxable Sales
	Tax Rev,
2,200	6.00%, 12/01/2044	2,253
	Transportation — 0.2%
	Bay Area Toll Auth,
3,100	6.26%, 04/01/2049	2,961
	Illinois State Toll Highway Auth, Taxable Rev,
365	6.18%, 01/01/2034	363
	Maryland State Transit Auth,
1,350	5.89%, 07/01/2043	1,352
	New York and New Jersey PA,
975	5.86%, 12/01/2024	1,012
570	6.04%, 12/01/2029	570
	North Texas Tollway Auth Rev Taxable,
3,400	6.72%, 01/01/2049	3,532
		9,790
	Total municipal bonds
	(cost $37,040)	$35,007
U.S. GOVERNMENT AGENCIES — 0.5%
	Federal National Mortgage Association — 0.0%
$68	6.50%, 05/01/2036 — 07/01/2038	$73
	Government National Mortgage Association — 0.5%
6,031	6.00%, 06/15/2024 — 05/15/2035	6,438
2,024	6.50%, 03/15/2026 — 02/15/2035	2,189
7,912	7.00%, 11/15/2031 — 11/15/2033	8,733
76	7.50%, 09/16/2035	84
1,249	8.00%, 09/15/2026 — 02/15/2031	1,434
86	9.00%, 06/20/2016 — 06/15/2022	96
		18,974
	Total U.S. government agencies
	(cost $17,773)	$19,047
U.S. GOVERNMENT SECURITIES — 13.8%
	Other Direct Federal Obligations — 3.3%
	Federal Financing Corporation — 0.4%
$6,500	5.24%, 12/06/2013 ○	$5,736
11,117	5.25%, 12/27/2013 ○	9,779
		15,515
	Tennessee Valley Authority — 2.9%
64,300	4.38%, 06/15/2015	67,478
50,000	6.00%, 03/15/2013	55,946
		123,424
		138,939
	U.S. Treasury Securities — 10.5%
	U.S. Treasury Bonds — 2.1%
5,000	4.25%, 05/15/2039	4,691
22,000	4.38%, 02/15/2038	21,120
18,000	6.00%, 02/15/2026	21,057
33,650	6.25%, 08/15/2023	40,191
		87,059

The accompanying notes are an integral part of these financial statements.

20

			Market
Shares or Principal Amount			Value Ì
U.S. GOVERNMENT SECURITIES — (continued)
	U.S. Treasury Notes — 8.4%
$166,500	1.00%, 07/31/2011 — 09/30/2011		$166,664
30,000	1.38%, 05/15/2012		30,000
42,000	2.38%, 08/31/2010		42,556
23,000	2.75%, 02/15/2019		21,174
35,000	3.88%, 02/15/2013 — 05/15/2018		36,035
30,135	4.13%, 08/15/2010		30,840
13,000	4.25%, 08/15/2013		14,028
9,950	4.75%, 05/31/2012		10,745
			352,042
			439,101
	Total U.S. government securities
	(cost $566,907)		$578,040
	Total long-term investments
	(cost $3,725,737)		$4,054,483
SHORT-TERM INVESTMENTS — 3.1%
	Repurchase Agreements — 3.1%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $30,355,
	collateralized by FHLMC 4.00% — 6.00%,
	2022 — 2039, FNMA 5.00% — 7.00%,
	2028 — 2047, value of $30,962)
$30,355	0.005%, 12/31/2009		$30,355
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $55,988,
	collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $57,108)
55,988	0.010%, 12/31/2009		55,988
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $21,946,
	collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $22,484)
21,946	0.010%, 12/31/2009		21,946
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $243, collateralized by
	U.S. Treasury Note 1.50%, 2013, value
	of $249)
243	0.001%, 12/31/2009		243
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $20,752, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value
	of $21,167)
20,752	0.010%, 12/31/2009		20,752
			129,284
	Total short-term investments
	(cost $129,284)		$129,284
	Total investments
	(cost $3,855,021) ▲	99.9%	$4,183,767
	Other assets and liabilities	0.1%	2,500
	Total net assets	100.0%	$4,186,267

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.1% of total net assets at December 31, 2009. Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $3,946,415 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$459,447
Unrealized Depreciation	(222,095)
Net Unrealized Appreciation	$237,352

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $23,561, which represents 0.56% of total net assets. This amount excludes securities that are principally traded in certain foreign mar- kets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $67,763, which represents 1.62% of total net assets.

Y	Convertible security.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	11,241	Buck Holdings L.P.	$10,665
04/2008	524	Washington Mutual, Inc. Private
		Placement Warrants	—
04/2008	4,194	Washington Mutual, Inc. Private
		Placement	36,700

The aggregate value of these securities at December 31, 2009 was $23,561 which represents 0.56% of total net assets.

PA    — Port Authority
USD — United School District

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

21

Hartford Advisers HLS Fund
Schedule of Investments —(continued)
December 31, 2009
(000’s Omitted)

Credit Default Swap Agreements Outstanding at December 31, 2009

						Unrealized
	Reference	Buy/Sell	Pay/Receive	Expiration	Notional	Appreciation/
Counterparty	Entity	Protection	Fixed Rate	Date	Amount	(Depreciation)
Goldman Sachs International	CDS North American Investment Grade Index	Sell	1.00%	12/20/14	$42,000	$115

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$38,478	$—	$38,478	$—
Common Stocks ‡	2,746,758	2,630,627	92,570	23,561
Corporate Bonds: Investment Grade	562,778	—	555,534	7,244
Municipal Bonds	35,007	—	35,007	—
Preferred Stocks ‡	74,375	74,375	—	—
U.S. Government Agencies	19,047	—	19,047	—
U.S. Government Securities	578,040	—	578,040	—
Warrants ‡	—	—	—	—
Short-Term Investments	129,284	—	129,284	—
Total	$4,183,767	$2,705,002	$1,447,960	$30,805
Other Financial Instruments *	$115	$—	$115	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	Gain (Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Asset & Commercial Mortgage Backed
Securities	$4,580	$(3,577)	$4,145	*	$(5,148)	$—	$—
Common Stock	10,906	—	12,655	†	—	—	23,561
Corporate Bonds	5,251	—	2,105	‡	(112)	—	7,244
Total	$20,737	$(3,577)	$18,905		$(5,260)	$—	$30,805

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $—.

†	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $12,655.

‡	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $2,105.

The accompanying notes are an integral part of these financial statements.

22

Hartford Capital Appreciation HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 97.9%
	Automobiles & Components — 3.9%
1,802	ArvinMeritor, Inc.	$20,141
270	Daimler AG	14,407
26,457	Ford Motor Co. ●	264,567
386	Harley-Davidson, Inc.	9,732
234	Johnson Controls, Inc.	6,377
3,229	Modine Manufacturing Co.	38,231
582	Tenneco Automotive, Inc. ●	10,312
856	TRW Automotive Holdings Corp. ●	20,434
		384,201
	Banks — 5.0%
2,427	Banco Santander Brasil S.A.	33,828
972	HSBC Holding plc	11,087
1,236	Huntington Bancshares, Inc.	4,512
752	Itau Unibanco Banco Multiplo S.A. ADR	17,172
13,287	Mitsubishi UFJ Financial Group, Inc.	65,447
240	PNC Financial Services Group, Inc.	12,643
875	Popular, Inc.	1,977
2,008	Standard Chartered plc	50,698
397	Sumitomo Mitsui Financial Group, Inc.	11,398
11,255	Turkiye Garanti Bankasi A.S.	47,947
469	Washington Mutual, Inc. Private
	Placement Ù●†	59
8,910	Wells Fargo & Co.	240,491
		497,259
	Capital Goods — 6.6%
695	ABB Ltd. ADR	13,282
260	AMETEK, Inc.	9,946
575	Atlas Copco Ab	8,457
220	Barnes Group, Inc.	3,712
753	BE Aerospace, Inc. ●	17,697
378	Boeing Co.	20,470
378	Caterpillar, Inc.	21,559
173	Cummins, Inc.	7,921
79	Deere & Co.	4,278
546	Dover Corp.	22,739
247	Emerson Electric Co.	10,510
58	First Solar, Inc. ●	7,909
125	Flowserve Corp.	11,854
440	General Dynamics Corp.	29,961
8,378	General Electric Co.	126,765
2,840	Hansen Transmissions ●	5,002
434	Honeywell International, Inc.	17,000
247	Illinois Tool Works, Inc.	11,852
732	Ingersoll-Rand plc	26,168
165	Joy Global, Inc.	8,513
319	Lockheed Martin Corp.	24,040
793	Masco Corp.	10,948
39	Moog, Inc. Class A ●	1,125
370	Owens Corning, Inc. ●	9,482
231	Parker-Hannifin Corp.	12,459
263	Pentair, Inc.	8,479
192	Precision Castparts Corp.	21,193
1,935	Raytheon Co.	99,681
148	Regal-Beloit Corp.	7,672
85	Schneider Electric S.A.	9,880
77	Stanley Works	3,956
851	Sunpower Corp. Class B ●	17,836
802	Terex Corp. ●	15,887
530	Trex Co., Inc. ●	10,382
186	Trina Solar Ltd. ADR ●	10,033
65	Vestas Wind Systems A/S ●	3,987
564	Yingli Green Energy Holdings ●	8,917
		661,552
	Commercial & Professional Services — 0.4%
1,166	Cenveo, Inc. ●	10,204
421	Corrections Corp. of America ●	10,331
585	Monster Worldwide, Inc. ●	10,183
252	Sykes Enterprises, Inc. ●	6,408
		37,126
	Consumer Durables & Apparel — 2.2%
2,709	Anta Sports Products Ltd.	3,995
88	Black & Decker Corp.	5,718
329	CIE Financiere Richemont S.A.	11,057
783	Coach, Inc.	28,609
511	Hanesbrands, Inc. ●	12,320
418	Iconix Brand Group, Inc. ●	5,286
1,081	Lennar Corp.	13,810
2,000	Newell Rubbermaid, Inc.	30,020
392	Nikon Corp.	7,739
49	NVR, Inc. ●	34,806
626	PDG Realty S.A.	6,233
3,364	Pulte Homes, Inc.	33,636
477	Tempur-Pedic International, Inc. ●	11,281
315	Toll Brothers, Inc. ●	5,927
219	Warnaco Group, Inc. ●	9,257
		219,694
	Consumer Services — 1.2%
537	Apollo Group, Inc. Class A ●	32,524
162	Bally Technologies, Inc. ●	6,703
300	Brinks Home Security Holding ●	9,786
149	Coinstar, Inc. ●	4,136
196	Corinthian Colleges, Inc. ●	2,704
96	Ctrip.com International Ltd. ADR ●	6,913
1,066	Educomp Solutions Ltd.	16,297
18	ITT Educational Services, Inc. ●	1,746
568	Las Vegas Sands Corp. ●	8,493
436	Life Time Fitness, Inc. ●	10,877
3,763	Shangri-La Asia Ltd.	7,050
321	Starbucks Corp. ●	7,409
1,506	Thomas Cook Group plc	5,563
		120,201
	Diversified Financials — 5.1%
789	Ameriprise Financial, Inc.	30,613
5,966	Bank of America Corp.	89,853
151	Bank of New York Mellon Corp.	4,226
1,070	GAM Holding Ltd.	12,962
1,171	Goldman Sachs Group, Inc.	197,763
678	ING Groep N.V.	6,526
371	Invesco Ltd.	8,720
258	JP Morgan Chase & Co.	10,730
688	Julius Baer Group Ltd.	24,206
157	Morgan Stanley.	4,658
452	Oaktree Capital ■●	15,142
373	PennantPark Investment Corp.	3,329
87	State Street Corp.	3,796
467	TD Ameritrade Holding Corp. ●	9,052
The accompanying notes are an integral part of these financial statements.

23

Hartford Capital Appreciation HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Diversified Financials — (continued)
3,005	UBS AG ●	$46,801
2,762	UBS AG ADR ●	42,836
		511,213
	Energy — 9.2%
180	Alpha Natural Resources, Inc. ●	7,804
43	Anadarko Petroleum Corp.	2,697
430	Apache Corp.	44,394
1,961	Baker Hughes, Inc.	79,361
1,851	BG Group plc	33,430
92	Cabot Oil & Gas Corp.	4,006
2,961	Cameco Corp.	95,247
204	Canadian Natural Resources Ltd. ADR	14,692
342	Cobalt International Energy ●	4,733
1,135	Complete Production Services, Inc. ●	14,757
446	Consol Energy, Inc.	22,215
64	Diamond Offshore Drilling, Inc.	6,252
792	Dresser-Rand Group, Inc. ●	25,048
1,480	Exxon Mobil Corp.	100,887
252	Halliburton Co.	7,592
241	Hess Corp.	14,562
26	Karoon Gas Australia Ltd. ●	242
1,212	Massey Energy Co.	50,910
262	Nabors Industries Ltd. ●	5,738
979	National Oilwell Varco, Inc.	43,182
251	Newfield Exploration Co. ●	12,101
393	Noble Corp.	15,983
704	Noble Energy, Inc.	50,142
661	OAO Gazprom Class S ADR	16,866
150	Occidental Petroleum Corp.	12,169
174	Oceaneering International, Inc. ●	10,195
1,000	OMV AG	43,876
254	Overseas Shipholding Group, Inc.	11,155
289	Peabody Energy Corp.	13,084
86	PetroChina Co., Ltd. ADR	10,207
285	SBM Offshore N.V.	5,592
594	Smith International, Inc.	16,142
1,797	Suncor Energy, Inc.	63,500
574	Total S.A. ADR	36,740
70	Transocean, Inc. ●	5,795
400	Tsakos Energy Navigation Ltd.	5,870
376	Weatherford International Ltd. ●	6,734
152	Whiting Petroleum Corp. ●	10,868
		924,768
	Food & Staples Retailing — 1.7%
1,971	CVS/Caremark Corp.	63,501
447	Kroger Co.	9,183
24,070	Olam International Ltd.	45,224
357	Sysco Corp.	9,972
818	Wal-Mart Stores, Inc.	43,729
		171,609
	Food, Beverage & Tobacco — 1.5%
88	BRF Brasil Foods S.A. ADR	4,624
219	Groupe Danone	13,405
523	Imperial Tobacco Group plc	16,487
6	Japan Tobacco, Inc.	19,894
1,537	Kirin Brewery Co., Ltd.	24,646
105	Nestle S.A.	5,072
633	PepsiCo, Inc.	38,474
842	Unilever N.V. CVA	27,395
		149,997
	Health Care Equipment & Services — 7.1%
2,030	ATS Medical, Inc. ●	6,557
66	Bard (C.R.), Inc.	5,125
9,664	Boston Scientific Corp. ●	86,977
1,020	Cardinal Health, Inc.	32,883
125	CIGNA Corp.	4,402
1,827	Covidien plc	87,518
318	Cyberonics, Inc. ●	6,504
90	Edwards Lifesciences Corp. ●	7,845
885	Hologic, Inc. ●	12,837
80	Hospira, Inc. ●	4,087
7	Intuitive Surgical, Inc. ●	2,001
130	Inverness Medical Innovation, Inc. ●	5,380
2,073	McKesson Corp.	129,550
2,065	Medtronic, Inc.	90,833
709	St. Jude Medical, Inc. ●	26,073
350	SXC Health Solutions Corp. ●	18,883
5,713	UnitedHealth Group, Inc.	174,122
357	Volcano Corp. ●	6,198
		707,775
	Household & Personal Products — 0.5%
281	Herbalife Ltd.	11,397
149	Medifast, Inc. ●	4,553
421	Procter & Gamble Co.	25,531
		41,481
	Insurance — 4.5%
4,880	ACE Ltd.	245,952
555	Assured Guaranty Ltd.	12,072
2,422	China Life Insurance Co., Ltd.	11,852
444	Chubb Corp.	21,835
157	Everest Re Group Ltd.	13,451
1,055	Fidelity National Financial, Inc.	14,199
156	First American Financial Corp.	5,152
509	Lincoln National Corp.	12,667
2,972	Marsh & McLennan Cos., Inc.	65,630
249	Platinum Underwriters Holdings Ltd.	9,530
220	Principal Financial Group, Inc.	5,298
318	Reinsurance Group of America, Inc.	15,148
793	Unum Group	15,474
11	White Mountains Insurance Group Ltd.	3,793
		452,053
	Materials — 5.9%
1,377	AngloGold Ltd. ADR	55,336
974	Barrick Gold Corp.	38,357
244	Cliff’s Natural Resources, Inc.	11,252
465	CRH plc	12,711
974	Fibria Celulose S.A. ADR ●	22,245
19	FMC Corp.	1,077
477	Freeport-McMoRan Copper & Gold, Inc. ●	38,295
94	HeidelbergCement AG	6,480
10,872	Huabao International Holdings Ltd.	11,691
543	Impala Platinum Holdings Ltd.	14,853
216	Martin Marietta Materials, Inc.	19,330
474	Mosaic Co.	28,324
1,480	Newmont Mining Corp.	70,005

The accompanying notes are an integral part of these financial statements.

24

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Materials — (continued)
260	Nucor Corp.	$12,152
315	Owens-Illinois, Inc. ●	10,367
200	Potash Corp. of Saskatchewan, Inc.	21,700
116	Potash Corp. of Saskatchewan, Inc. ADR	12,687
75	Randgold Resources Ltd. ADR	5,950
6,115	Rexam plc	28,586
312	Rio Tinto plc	16,854
82	Rio Tinto plc ADR	17,619
848	Sino Forest Corp. ●	15,704
203	Southern Copper Corp.	6,693
232	Teck Cominco Ltd. Class B ●	8,114
938	Vedanta Resources plc	39,246
210	Vulcan Materials Co.	11,061
1,665	Xstrata plc	29,697
1,365	Yamana Gold, Inc.	15,534
		581,920
	Media — 1.8%
4,515	Comcast Corp. Class A	76,125
871	Comcast Corp. Special Class A	13,943
261	DreamWorks Animation SKG, Inc. ●	10,415
30	Harvey Weinstein Co. Holdings
	Class A-1 Ù●†	—
135	Scripps Networks Interactive Class A	5,618
450	Viacom, Inc. Class B ●	13,369
348	Virgin Media, Inc.	5,860
1,400	Walt Disney Co.	45,150
1,031	WPP plc	10,087
		180,567
	Pharmaceuticals, Biotechnology & Life Sciences — 10.2%
332	Abbott Laboratories	17,936
502	Alkermes, Inc. ●	4,724
850	Amgen, Inc. ●	48,056
66	Amylin Pharmaceuticals, Inc. ●	932
5	Biovail Corp.	67
1,505	Bristol-Myers Squibb Co.	37,990
3,369	Daiichi Sankyo Co., Ltd.	70,657
3,307	Elan Corp. plc ADR ●	21,564
902	Eli Lilly & Co.	32,213
541	Gilead Sciences, Inc. ●	23,402
290	Icon plc ADR ●	6,293
631	Impax Laboratories, Inc. ●	8,580
330	Johnson & Johnson	21,268
1,613	King Pharmaceuticals, Inc. ●	19,796
68	Life Technologies Corp. ●	3,565
5,037	Merck & Co., Inc.	184,059
6,266	Novavax, Inc. ●	16,668
11,164	Pfizer, Inc.	203,067
956	Roche Holding AG	163,513
479	Shionogi & Co., Ltd.	10,377
1,899	Teva Pharmaceutical Industries Ltd. ADR	106,681
349	Thermo Fisher Scientific, Inc. ●	16,620
189	UCB S.A.	7,896
88	Waters Corp. ●	5,470
		1,031,394
	Real Estate — 0.6%
822	Chimera Investment Corp.	3,188
5,000	China Overseas Land & Investment Ltd.	10,476
2,432	Hang Lung Properties Ltd.	9,534
298	Iguatemi Emp de Shopping	5,818
2,250	Sun Hung Kai Properties Ltd.	33,463
		62,479
	Retailing — 4.7%
279	Abercrombie & Fitch Co. Class A	9,737
189	Advance Automotive Parts, Inc.	7,662
125	Amazon.com, Inc. ●	16,835
909	Best Buy Co., Inc.	35,879
141	Blue Nile, Inc. ●	8,948
29,055	Buck Holdings L.P. Ù●†	59,539
213	Expedia, Inc. ●	5,471
352	GameStop Corp. Class A ●	7,723
1,352	Gap, Inc.	28,316
94	Guess?, Inc.	3,970
536	Home Depot, Inc.	15,515
1,077	Lowe’s Co., Inc.	25,196
234	Nordstrom, Inc.	8,786
475	Nutri/System, Inc.	14,800
417	Sherwin-Williams Co.	25,683
522	Shutterfly, Inc. ●	9,297
4,872	Staples, Inc.	119,809
140	The Buckle, Inc.	4,096
1,467	TJX Cos., Inc.	53,637
391	Urban Outfitters, Inc. ●	13,692
		474,591
	Semiconductors & Semiconductor Equipment — 2.5%
620	Altera Corp.	14,025
817	Analog Devices, Inc.	25,793
1,257	ASML Holding N.V. ADR	42,842
623	Intel Corp.	12,708
785	Intersil Corp.	12,042
334	Lam Research Corp. ●	13,085
607	MEMC Electronic Materials, Inc. ●	8,271
863	ON Semiconductor Corp. ●	7,607
472	Skyworks Solutions, Inc. ●	6,703
5,620	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	64,296
556	Texas Instruments, Inc.	14,488
1,258	TriQuint Semiconductor, Inc. ●	7,548
158	Varian Semiconductor Equipment
	Associates, Inc. ●	5,665
626	Xilinx, Inc.	15,685
		250,758
	Software & Services — 8.5%
3,011	Activision Blizzard, Inc. ●	33,456
638	Automatic Data Processing, Inc.	27,303
413	BMC Software, Inc. ●	16,576
75	CACI International, Inc. Class A ●	3,654
1,968	Cadence Design Systems, Inc. ●	11,785
247	Check Point Software
	Technologies Ltd. ADR ●	8,352
2,415	Cia Brasileira de Meios de Pagamentos.	21,276
122	Concur Technologies, Inc. ●	5,207
4,271	eBay, Inc. ●	100,542
107	Equinix, Inc. ●	11,337
217	Google, Inc. ●	134,636
217	Longtop Financial Technologies Ltd. ●	8,031

The accompanying notes are an integral part of these financial statements.

25

Hartford Capital Appreciation HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Software & Services — (continued)
182	Mastercard, Inc.	$46,511
3,708	Microsoft Corp.	113,064
137	Netease.com, Inc. ●	5,167
5,611	Oracle Corp.	137,682
119	Shanda Interactive Entertainment Ltd. ADR ●	6,256
833	Sohu.com, Inc. ●	47,738
120	Visa, Inc.	10,521
120	Vistaprint N.V. ●	6,771
370	Vocus, Inc. ●	6,655
4,037	Western Union Co.	76,091
1,287	Yahoo!, Inc. ●	21,597
		860,208
	Technology Hardware & Equipment — 11.2%
623	Apple, Inc. ●	131,445
471	Arrow Electronics, Inc. ●	13,958
193	Avnet, Inc. ●	5,812
9,245	Cisco Systems, Inc. ●	221,334
2,796	Corning, Inc.	53,984
1,200	Dell, Inc. ●	17,234
3,130	EMC Corp. ●	54,683
1,333	Emulex Corp. ●	14,530
1,693	Flextronics International Ltd. ●	12,375
303	Hewlett-Packard Co.	15,625
23,961	Hon Hai Precision Industry Co., Ltd.	112,055
1,017	IBM Corp.	133,129
449	Jabil Circuit, Inc.	7,792
777	JDS Uniphase Corp. ●	6,407
493	Juniper Networks, Inc. ●	13,138
2,175	Motorola, Inc. ●	16,876
640	NetApp, Inc. ●	22,001
982	QLogic Corp. ●	18,535
2,892	Qualcomm, Inc.	133,765
610	Riverbed Technology, Inc. ●	14,017
1,968	SanDisk Corp. ●	57,064
805	Seagate Technology	14,638
75	Solar Cayman Ltd. Ù●†	616
1,800	Telefonaktiebolaget LM Ericsson ADR	16,542
154	Teradata Corp. ●	4,851
		1,112,406
	Telecommunication Services — 1.0%
1,847	AT&T, Inc.	51,760
136	Brasil Telecom S.A. ADR ●	3,973
655	Iridium Communications, Inc. ●	5,257
2,291	MTN Group Ltd.	36,463
		97,453
	Transportation — 2.2%
1,414	Air Asia BHD ●	567
628	AMR Corp. ●	4,857
1,412	British Airways plc	4,247
155	C.H. Robinson Worldwide, Inc.	9,074
353	Continental Airlines, Inc. ●	6,333
205	Con-way, Inc.	7,146
8,558	Delta Air Lines, Inc. ●	97,388
309	FedEx Corp.	25,761
196	J.B. Hunt Transport Services, Inc.	6,309
84	Kuehne & Nagel International AG	8,128
161	TNT N.V.	4,960
332	UAL Corp. ●	4,290
650	United Parcel Service, Inc. Class B	37,274
870	US Airways Group, Inc. ●	4,212
		220,546
	Utilities — 0.4%
427	Allegheny Energy, Inc.	10,028
245	Entergy Corp.	20,043
58	FirstEnergy Corp.	2,694
401	Northeast Utilities	10,344
		43,109
	Total common stocks
	(cost $8,691,839)	$9,794,360
PREFERRED STOCKS — 0.7%
	Automobiles & Components — 0.4%
479	Volkswagen AG Preferred	$45,165
	Diversified Financials — 0.3%
1,721	Bank of America Corp. Y	25,671
	Total preferred stocks
	(cost $72,421)	$70,836
WARRANTS — 0.0%
	Banks — 0.0%
59	Washington Mutual, Inc. Private
	Placement Ù●†	$—
	Capital Goods — 0.0%
150	Capstone Turbine Corp. Ù●	—
	Pharmaceuticals, Biotechnology & Life Sciences — 0.0%
510	Novavax, Inc. Ù●	—
	Total warrants
	(cost $—)	$—
EXCHANGE TRADED FUNDS — 0.3%
	Diversified Financials — 0.3%
273	S & P MidCap 400 Depositary Receipts	$35,984
	Total exchange traded funds
	(cost $30,213)	$35,984
CORPORATE BONDS: NON-INVESTMENT GRADE — 0.2%
	Finance and Insurance — 0.2%
	MBIA Insurance Co.
$53,500	14.00%, 01/15/2033 ■Δ	$23,005
	Total corporate bonds: non-investment grade
	(cost $53,134)	$23,005
	Total long-term investments
	(cost $8,847,607)	$9,924,185
SHORT-TERM INVESTMENTS — 1.0%
	Repurchase Agreements — 1.0%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $22,480,
	collateralized by FHLMC 4.00% — 6.00%,
	2022 — 2039, FNMA 5.00% — 7.00%,
	2028 — 2047, value of $22,930)
$22,480	0.005%, 12/31/2009	$22,480

The accompanying notes are an integral part of these financial statements.

26

			Market
Shares or Principal Amount			Value Ì
SHORT-TERM INVESTMENTS — (continued)
	Repurchase Agreements — (continued)
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $41,463,
	collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $42,292)
$41,463	0.010%, 12/31/2009		$41,463
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $16,252,
	collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $16,651)
16,252	0.010%, 12/31/2009		16,252
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $180, collateralized by
	U.S. Treasury Note 1.50%, 2013, value
	of $184)
180	0.001%, 12/31/2009		180
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $15,368, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value
	of $15,676)
15,369	0.010%, 12/31/2009		15,369
			95,744
	Total short-term investments
	(cost $95,744)		$95,744
	Total investments
	(cost $8,943,351) ▲	100.1%	$10,019,929
	Other assets and liabilities	(0.1)%	(13,803)
	Total net assets	100.0%	$10,006,126

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 23.1% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $9,310,929 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,353,042
Unrealized Depreciation	(644,042)
Net Unrealized Appreciation	$709,000

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $60,214, which represents 0.60% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2009.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $38,147, which represents 0.38% of total net assets.

Y	Convertible security.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
06/2007	29,055	Buck Holdings L.P.	$27,567
09/2008	150	Capstone Turbine Corp. Warrants	—
10/2005	30	Harvey Weinstein Co. Holdings
		Class A-1 - Reg D	27,951
07/2008	510	Novavax, Inc. Warrants	—
03/2007	75	Solar Cayman Ltd. - 144A	994
04/2008	59	Washington Mutual, Inc. Private
		Placement Warrants	—
04/2008	469	Washington Mutual, Inc. Private
		Placement	4,100

The aggregate value of these securities at December 31, 2009 was $60,214 which represents 0.60% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	ValueÌ	Amount	Date	(Depreciation)
British Pound (Buy)	$12,732	$12,537	01/04/10	$195
British Pound (Buy)	2,151	2,139	01/05/10	12
British Pound (Sell)	499	491	01/04/10	(8)
Canadian Dollar (Buy)	522	517	01/05/10	5
Canadian Dollar (Buy)	115	114	01/06/10	1
Euro (Sell)	128,136	128,179	12/15/10	43
Euro (Sell)	75,255	75,212	12/15/10	(43)
Hong Kong Dollar (Sell)	88	88	01/04/10	—
Hong Kong Dollar (Sell)	64	64	01/05/10	—
Japanese Yen (Buy)	4,078	4,151	01/04/10	(73)
Japanese Yen (Buy)	3,189	3,239	01/05/10	(50)
Japanese Yen (Buy)	9,258	9,347	01/06/10	(89)
Japanese Yen (Sell)	21,804	21,785	12/15/10	(19)
Japanese Yen (Sell)	9,218	9,900	03/17/10	682
Japanese Yen (Sell)	23,053	23,376	06/23/10	323
Japanese Yen (Sell)	34,252	34,934	12/15/10	682
Japanese Yen (Sell)	47,770	48,425	12/15/10	655
				$2,316

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

27

Hartford Capital Appreciation HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$384,201	$369,794	$14,407	$—
Banks	497,259	310,623	186,577	59
Capital Goods	661,552	634,226	27,326	—
Commercial & Professional Services	37,126	37,126	—	—
Consumer Durables & Apparel	219,694	196,903	22,791	—
Consumer Services	120,201	91,291	28,910	—
Diversified Financials	511,213	429,782	66,289	15,142
Energy	924,768	841,628	83,140	—
Food & Staples Retailing	171,609	126,385	45,224	—
Food, Beverage & Tobacco	149,997	43,098	106,899	—
Health Care Equipment & Services	707,775	707,775	—	—
Household & Personal Products	41,481	41,481	—	—
Insurance	452,053	440,201	11,852	—
Materials	581,920	421,802	160,118	—
Media	180,567	170,480	10,087	—
Pharmaceuticals, Biotechnology & Life Sciences	1,031,394	778,951	252,443	—
Real Estate	62,479	9,006	53,473	—
Retailing	474,591	415,052	—	59,539
Semiconductors & Semiconductor Equipment	250,758	250,758	—	—
Software & Services	860,208	860,208	—	—
Technology Hardware & Equipment	1,112,406	999,735	112,055	616
Telecommunication Services	97,453	60,990	36,463	—
Transportation	220,546	202,644	17,902	—
Utilities	43,109	43,109	—	—
Total	9,794,360	8,483,048	1,235,956	75,356
Corporate Bonds: Non-Investment Grade	23,005	—	23,005	—
Exchange Traded Funds	35,984	35,984	—	—
Preferred Stocks ‡	70,836	25,671	45,165	—
Warrants ‡	—	—	—	—
Short-Term Investments	95,744	—	95,744	—
Total	$10,019,929	$8,544,703	$1,399,870	$75,356
Other Financial Instruments *	$2,598	$—	$2,598	$—
Liabilities:
Other Financial Instruments *	$282	$—	$282	$—
‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	Gain (Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Common Stock	$46,381	$—	$30,049	*	$(1,444)	$(2,518)	$75,356
Corporate Bonds	15,599	—	—	†	—	(15,599)	—
Total	$61,980	$—	$30,049		$(1,444)	$(18,117)	$75,356

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $33,418.
†	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $—.

The accompanying notes are an integral part of these financial statements.

28

Hartford Dividend and Growth HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 96.5%
	Automobiles & Components — 0.5%
775	Honda Motor Co., Ltd. ADR	$26,262
	Banks — 4.4%
886	PNC Financial Services Group, Inc.	46,783
177	SunTrust Banks, Inc.	3,593
1,633	US Bancorp	36,763
1,554	Washington Mutual, Inc. Private
	Placement Ù●†	195
5,024	Wells Fargo & Co.	135,601
		222,935
	Capital Goods — 9.5%
304	Caterpillar, Inc.	17,314
1,439	Deere & Co.	77,857
683	General Dynamics Corp.	46,581
1,151	General Electric Co.	17,410
1,275	Honeywell International, Inc.	49,968
725	Illinois Tool Works, Inc.	34,802
719	Lockheed Martin Corp.	54,199
756	Parker-Hannifin Corp.	40,733
1,267	Pentair, Inc.	40,918
802	Raytheon Co.	41,335
629	Siemens AG ADR	57,707
		478,824
	Commercial & Professional Services — 1.1%
1,651	Waste Management, Inc.	55,824
	Diversified Financials — 6.1%
1,313	Ameriprise Financial, Inc.	50,978
3,400	Bank of America Corp.	51,204
156	Goldman Sachs Group, Inc.	26,390
2,339	JP Morgan Chase & Co.	97,449
517	Morgan Stanley	15,288
608	State Street Corp.	26,464
2,714	UBS AG ADR ●	42,094
		309,867
	Energy — 15.6%
1,381	Anadarko Petroleum Corp.	86,171
1,334	Baker Hughes, Inc.	54,008
1,129	BP plc ADR	65,465
1,135	Cenovus Energy, Inc.	28,606
2,169	Chevron Corp.	166,976
812	ConocoPhillips Holding Co.	41,443
988	EnCana Corp. ADR	32,010
1,607	Exxon Mobil Corp.	109,593
1,908	Marathon Oil Corp.	59,565
1,835	Total S.A. ADR	117,526
526	XTO Energy, Inc.	24,496
		785,859
	Food & Staples Retailing — 2.3%
959	CVS/Caremark Corp.	30,886
1,638	Wal-Mart Stores, Inc.	87,567
		118,453
	Food, Beverage & Tobacco — 4.4%
1,477	Nestle S.A. ADR	71,433
1,141	PepsiCo, Inc.	69,391
1,376	Philip Morris International, Inc.	66,319
512	Unilever N.V.	16,556
		223,699
	Health Care Equipment & Services — 3.8%
979	Cardinal Health, Inc.	31,553
922	Covidien plc	44,155
1,746	Medtronic, Inc.	76,793
1,359	UnitedHealth Group, Inc.	41,426
		193,927
	Household & Personal Products — 2.1%
646	Kimberly-Clark Corp.	41,182
1,097	Procter & Gamble Co.	66,512
		107,694
	Insurance — 4.7%
1,261	ACE Ltd.	63,569
1,065	Chubb Corp.	52,377
998	Marsh & McLennan Cos., Inc.	22,031
2,059	MetLife, Inc.	72,772
549	Travelers Cos., Inc.	27,348
		238,097
	Materials — 3.3%
693	Agrium U.S., Inc.	42,595
1,107	Barrick Gold Corp.	43,601
540	BHP Billiton Ltd. ADR	41,361
1,571	International Paper Co.	42,061
		169,618
	Media — 2.7%
3,038	Comcast Corp. Class A	51,215
739	Comcast Corp. Special Class A	11,832
1,334	Time Warner, Inc.	38,860
1,029	Walt Disney Co.	33,172
		135,079
	Pharmaceuticals, Biotechnology & Life Sciences — 11.2%
1,254	AstraZeneca plc ADR	58,849
2,338	Bristol-Myers Squibb Co.	59,024
2,720	Eli Lilly & Co.	97,142
1,288	Johnson & Johnson	82,954
3,740	Merck & Co., Inc.	136,642
5,675	Pfizer, Inc.	103,220
516	Teva Pharmaceutical Industries Ltd. ADR	29,006
		566,837
	Retailing — 3.0%
1,315	Gap, Inc.	27,558
1,420	Limited Brands, Inc.	27,313
1,404	Lowe’s Co., Inc.	32,842
2,620	Staples, Inc.	64,428
		152,141
	Semiconductors & Semiconductor Equipment — 1.3%
2,423	Texas Instruments, Inc.	63,138

The accompanying notes are an integral part of these financial statements.

29

Hartford Dividend and Growth HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Software & Services — 3.6%
1,401	Accenture plc		$58,154
1,056	Automatic Data Processing, Inc.		45,235
2,584	Microsoft Corp.		78,783
			182,172
	Technology Hardware & Equipment — 5.7%
1,827	Cisco Systems, Inc. ●		43,738
2,467	Corning, Inc.		47,634
980	Hewlett-Packard Co.		50,459
1,114	IBM Corp.		145,810
			287,641
	Telecommunication Services — 4.0%
7,195	AT&T, Inc.		201,675
	Transportation — 2.0%
511	FedEx Corp.		42,651
1,033	United Parcel Service, Inc. Class B		59,269
			101,920
	Utilities — 5.2%
2,107	Dominion Resources, Inc.		81,989
1,056	Exelon Corp.		51,608
1,040	FPL Group, Inc.		54,906
1,359	PG&E Corp.		60,688
376	Veolia Environment ADR		12,353
			261,544
	Total common stocks
	(cost $4,296,564)		$4,883,206
PREFERRED STOCKS — 0.3%
	Diversified Financials — 0.3%
1,116	Bank of America Corp. Y		$16,652
	Total preferred stocks
	(cost $16,742)		$16,652
WARRANTS — 0.0%
	Banks — 0.0%
194	Washington Mutual, Inc. Private
	Placement Ù●†		$—
	Total warrants
	(cost $—)		$—
	Total long-term investments
	(cost $4,313,306)		$4,899,858
SHORT-TERM INVESTMENTS — 2.1%
	Repurchase Agreements — 2.1%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $25,034,
	collateralized by FHLMC 4.00% — 6.00%,
	2022 — 2039, FNMA 5.00% — 7.00%,
	2028 — 2047, value of $25,535)
$25,034	0.005%, 12/31/2009		$25,034
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $46,174,
	collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $47,097)
46,174	0.010%, 12/31/2009		46,174
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $18,099,
	collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $18,543)
18,099	0.010%, 12/31/2009		18,099
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount
	of $201, collateralized by U.S. Treasury
	Note 1.50%, 2013, value of $205)
201	0.001%, 12/31/2009		201
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $17,114, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value
	of $17,457)
17,114	0.010%, 12/31/2009		17,114
			106,622
	Total short-term investments
	(cost $106,622)		$106,622
	Total investments
	(cost $4,419,928) ▲	98.9%	$5,006,480
	Other assets and liabilities	1.1%	56,303
	Total net assets	100.0%	$5,062,783

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.6% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $4,436,015 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$777,726
Unrealized Depreciation	(207,261)
Net Unrealized Appreciation	$570,465

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $195, which represents — % of total net assets.

●	Currently non-income producing.

Y	Convertible security.

The accompanying notes are an integral part of these financial statements.

30

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2008	1,554	Washington Mutual, Inc. Private
		Placement	$13,600
04/2008	194	Washington Mutual, Inc. Private
		Placement Warrants	—

The aggregate value of these securities at December 31, 2009 was $195 which represents —% of total net assets.

Ì	See Significant Accounting Policies of accompanying Notes to Finan- cial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$4,883,206	$4,883,011	$—	$195
Preferred Stocks ‡	16,652	16,652	—	—
Warrants ‡	—	—	—	—
Short-Term Investments	106,622	—	106,622	—
Total	$5,006,480	$4,899,663	$106,622	$195

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	Gain (Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Common Stock	$30	$—	$165	*	$—	$—	$195
Warrants	—	—	—	†	—	—	—
Total	$30	$—	$165		$—	$—	$195

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $165.
†	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $—.

The accompanying notes are an integral part of these financial statements.

31

Hartford International Opportunities HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)
		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 99.2%
	Brazil — 2.7%
491	Banco Bradesco S.A. ADR	$10,741
520	Cyrela Brazil Realty S.A.	7,323
185	Gerdau S.A.	3,093
808	Itau Unibanco Banco Multiplo S.A. ADR	18,457
		39,614
	Canada — 3.3%
253	Potash Corp. of Saskatchewan, Inc. ADR	27,672
570	Suncor Energy, Inc.	20,287
		47,959
	China — 5.4%
7	Baidu, Inc. ADR ●	3,002
10,304	China Construction Bank	8,801
4,237	China Life Insurance Co., Ltd.	20,733
60	Ctrip.com International Ltd. ADR ●	4,333
19,451	Industrial and Commercial Bank of China	16,019
36	Perfect World Co., Ltd. ADR ●	1,424
210	PetroChina Co., Ltd. ADR	25,005
		79,317
	Denmark — 1.0%
796	DSV A/S	14,431
	France — 5.6%
268	BNP Paribas	21,219
467	Groupe Danone	28,599
529	Safran S.A.	10,332
177	Schneider Electric S.A.	20,591
		80,741
	Germany — 6.9%
571	Daimler AG	30,398
357	Deutsche Post AG	6,903
227	HeidelbergCement AG	15,684
204	Man AG	15,794
287	SAP AG	13,660
193	Siemens AG	17,691
		100,130
	Greece — 1.1%
644	National Bank of Greece	16,542
	Hong Kong — 5.5%
3,931	Cathay Pacific Airways Ltd.	7,300
2,553	Esprit Holdings Ltd.	16,937
4,050	Hang Lung Properties Ltd.	15,877
6,035	Shangri-La Asia Ltd.	11,306
1,881	Sun Hung Kai Properties Ltd.	27,969
		79,389
	India — 1.4%
49	HDFC Bank Ltd. ADR	6,345
635	Reliance Industries Ltd.	14,844
		21,189
	Ireland — 2.1%
987	CRH plc	26,978
1,025	Ryanair Holdings plc ●	4,840
		31,818
	Israel — 2.4%
635	Teva Pharmaceutical Industries Ltd. ADR	35,646

	Japan — 11.4%
282	Eisai Co., Ltd.	10,368
1,971	Fujitsu Ltd.	12,789
2,962	Hino Motors Ltd.	10,248
6	Japan Tobacco, Inc.	19,452
4	KDDI Corp.	19,545
962	Konica Minolta Holdings, Inc.	9,908
5,004	Mitsubishi UFJ Financial Group, Inc.	24,647
1,003	Mitsui & Co., Ltd.	14,234
645	Nikon Corp.	12,729
90	Osaka Titanium Technologies	2,475
465	Panasonic Corp.	6,700
407	Softbank Corp.	9,546
388	Sumitomo Mitsui Financial Group, Inc.	11,134
186	Toho Titanium Co., Ltd.	2,833
		166,608
	Malaysia — 0.2%
4,920	Air Asia BHD ●	1,975
	Mexico — 1.4%
428	America Movil S.A. de C.V. ADR	20,112
	Netherlands — 2.4%
1,335	ING Groep N.V.	12,860
1,307	Koninklijke (Royal) KPN N.V.	22,215
		35,075
	Russia — 0.4%
300	Mechel ADR	5,652
	South Africa — 2.5%
124	Anglo American Platinum Co., Ltd.	13,232
851	Impala Platinum Holdings Ltd.	23,272
		36,504
	Spain — 1.8%
745	Banco Santander Central Hispano S.A.	12,305
259	Red Electrica Corporacion S.A.	14,426
		26,731
	Sweden — 1.4%
1,370	Atlas Copco Ab	20,141
	Switzerland — 11.7%
479	CIE Financiere Richemont S.A.	16,121
451	Julius Baer Group Ltd.	15,876
154	Kuehne & Nagel International AG	15,005
606	Nestle S.A.	29,434
184	Roche Holding AG	31,409
104	Synthes, Inc.	13,657
3,319	UBS AG ●	51,680
		173,182
	Taiwan — 1.6%
2,985	Hon Hai Precision Industry Co., Ltd.	13,958
2,206	Synnex Technology International Corp.	4,765
3,044	WPG Holdings Co., Ltd.	5,302
		24,025

The accompanying notes are an integral part of these financial statements.

32

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Turkey — 1.2%
4,020	Turkiye Garanti Bankasi A.S.		$17,126
	United Kingdom — 25.4%
296	AstraZeneca plc		13,923
2,344	Barclays Bank plc		10,328
1,764	BG Group plc		31,859
3,221	BP plc		31,100
3,346	British Airways plc		10,062
3,613	GKN plc		6,767
4,291	HSBC Holding plc		48,949
1,084	Imperial Tobacco Group plc		34,191
1,062	Pearson plc		15,221
972	Persimmon plc		7,354
2,955	Rexam plc		13,815
929	Rio Tinto plc		50,145
722	Standard Chartered plc		18,235
2,123	Thomas Cook Group plc		7,842
422	Wolseley plc		8,438
2,343	WPP plc		22,916
2,273	Xstrata plc		40,545
			371,690
	United States — 0.4%
164	Frontline Ltd.		4,467
46	Netease.com, Inc. ●		1,745
			6,212
	Total common stocks
	(cost $1,241,960)		$1,451,809
EXCHANGE TRADED FUNDS — 0.7%
	United States — 0.7%
133	iShares MSCI EAFE Index Fund		$7,366
52	iShares MSCI Emerging Markets Index Fund		2,149
	Total exchange traded funds
	(cost $7,850)		$9,515
	Total long-term investments
	(cost $1,249,810)		$1,461,324
SHORT-TERM INVESTMENTS — 0.1%
	Repurchase Agreements — 0.1%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $505,
	collateralized by FHLMC 4.00% — 6.00%,
	2022 — 2039, FNMA 5.00% — 7.00%,
	2028 — 2047, value of $515)
$505	0.005%, 12/31/2009		$505
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $932,
	collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $951)
932	0.010%, 12/31/2009		932
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $365,
	collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $374)
365	0.010%, 12/31/2009		365
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $4,
	collateralized by U.S. Treasury Note 1.50%,
	2013, value of $4)
4	0.001%, 12/31/2009		4
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $346, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $352)
346	0.010%, 12/31/2009		346
			2,152
	Total short-term investments
	(cost $2,152)		$2,152
	Total investments
	(cost $1,251,962) ▲	100.0%	$1,463,476
	Other assets and liabilities	—%	585
	Total net assets	100.0%	$1,464,061

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.8% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $1,275,913 and the aggregate gross unrealized appreci ation and depreciation based on that cost were:

Unrealized Appreciation	$234,679
Unrealized Depreciation	(47,116)
Net Unrealized Appreciation	$187,563

●	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at December 31, 2009
				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value Ì	Amount	Date	(Depreciation)
Hong Kong Dollar (Sell)	$202	$202	01/04/10	$—
Hong Kong Dollar (Sell)	125	125	01/05/10	—
Japanese Yen (Sell)	141,566	143,554	06/23/10	1,988
Japanese Yen (Buy)	601	612	01/04/10	(11)
				$1,977

Ì	See Significant Accounting Policies of accompanying Notes to Finan- cial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

33

Hartford International Opportunities HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Currency Concentration on Securities at December 31, 2009

Description	Net Assets
Brazilian Real	0.7%
British Pound	25.4
Canadian Dollar	3.3
Danish Kroner	1.0
Euro	19.9
Hong Kong Dollar	8.6
Indian Rupee	1.0
Japanese Yen	11.4
Malaysian Ringgit	0.2
South African Rand	2.5
Swedish Krona	1.4
Swiss Franc	11.7
Taiwanese Dollar	1.6
Turkish New Lira	1.2
United States Dollar	10.1
Other Assets and Liabilities	—
Total	100.0%

Diversification by Industry
as of December 31, 2009
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.6%
Banks (Financials)	16.4
Capital Goods (Industrials)	8.0
Consumer Durables & Apparel (Consumer Discretionary)	3.5
Consumer Services (Consumer Discretionary)	1.6
Diversified Financials (Financials)	5.5
Energy (Energy)	8.7
Food, Beverage & Tobacco (Consumer Staples)	7.7
Health Care Equipment & Services (Health Care)	0.9
Insurance (Financials)	1.4
Materials (Materials)	15.3
Media (Consumer Discretionary)	2.6
Other Investment Pools and Funds (Financials)	0.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.2
Real Estate (Financials)	3.0
Retailing (Consumer Discretionary)	1.2
Software & Services (Information Technology)	1.3
Technology Hardware & Equipment (Information Technology)	3.2
Telecommunication Services (Services)	4.9
Transportation (Industrials)	4.2
Utilities (Utilities)	1.0
Short-Term Investments	0.1
Other Assets and Liabilities	—
Total	100.0%

The accompanying notes are an integral part of these financial statements.

34

Investment Valuation Hierarchy Level Summary
December 31, 2009
	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$37,165	$—	$37,165	$—
Banks	240,848	35,543	205,305	—
Capital Goods	117,469	—	117,469	—
Consumer Durables & Apparel	50,227	7,323	42,904	—
Consumer Services	23,481	4,333	19,148	—
Diversified Financials	80,416	15,876	64,540	—
Energy	127,562	49,759	77,803	—
Food, Beverage & Tobacco	111,676	—	111,676	—
Health Care Equipment & Services	13,657	—	13,657	—
Insurance	20,733	—	20,733	—
Materials	225,396	36,417	188,979	—
Media	38,137	—	38,137	—
Pharmaceuticals, Biotechnology & Life Sciences	91,346	35,646	55,700	—
Real Estate	43,846	—	43,846	—
Retailing	16,937	—	16,937	—
Software & Services	19,831	6,171	13,660	—
Technology Hardware & Equipment	46,722	—	46,722	—
Telecommunication Services	71,418	20,112	51,306	—
Transportation	60,516	—	60,516	—
Utilities	14,426	—	14,426	—
Total	1,451,809	211,180	1,240,629	—
Exchange Traded Funds	9,515	9,515	—	—
Short-Term Investments	2,152	—	2,152	—
Total	$1,463,476	$220,695	$1,242,781	$—
Other Financial Instruments *	$1,988	$—	$1,988	$—
Liabilities:
Other Financial Instruments *	$11	$—	$11	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment. Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value: Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized Gain	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	(Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Common Stock	$58,546	$—	$—	*	$—	$(58,546)	$—
Total	$58,546	$—	$—		$—	$(58,546)	$—

* Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $—.

The accompanying notes are an integral part of these financial statements.

35

Hartford Money Market HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
CERTIFICATES OF DEPOSIT — 9.9%
	Commercial Banking — 4.0%
	Barclay’s bank plc (New York Branch)
$17,250	0.15%, 01/25/2010	$17,250
18,750	0.18%, 01/13/2010	18,750
28,250	0.48%, 09/07/2010 Δ	28,250
	Rabobank USA
18,000	0.24%, 05/03/2010	18,000
	State Street Bank & Trust Co.
19,000	0.20%, 02/11/2010	19,000
	Svenska Handelsbanken
33,750	0.20%, 03/08/2010 — 03/22/2010	33,750
		135,000
	Depository Credit — Banking — 2.8%
	Bank of Nova Scotia
17,750	0.14%, 01/22/2010	17,750
17,750	0.17%, 02/24/2010	17,750
	Deutsche Bank AG
17,000	0.18%, 02/05/2010	17,000
17,750	0.20%, 04/02/2010	17,750
	Toronto-Dominion Holdings
26,750	0.20%, 01/26/2010	26,750
		97,000
	Insurance Carriers — 1.2%
	Toronto-Dominion Holdings
17,000	0.15%, 01/21/2010	17,000
25,000	0.18%, 03/03/2010	25,000
		42,000
	Other Financial Investment Activities — 1.9%
	BNP Paribas Finance
22,750	0.20%, 01/19/2010	22,750
15,000	0.21%, 03/16/2010	15,000
27,750	0.23%, 01/07/2010	27,750
		65,500
	Total certificates of deposit
	(cost $339,500)	$339,500
COMMERCIAL PAPER — 53.4%
	Basic Chemical Manufacturing — 2.3%
	Export Development Canada
$16,000	0.09%, 02/12/2010 ○	$15,998
22,500	0.15%, 02/18/2010 ○	22,496
25,250	0.16%, 02/16/2010 ○	25,245
15,250	0.19%, 05/17/2010 ○	15,239
		78,978
	Beverage Manufacturing — 2.1%
	Coca Cola Co.
8,250	0.10%, 01/07/2010 ○	8,250
15,250	0.14%, 01/19/2010 ○	15,249
29,500	0.20%, 01/15/2010 ○	29,497
17,750	0.22%, 05/11/2010 ○	17,736
		70,732
	Commercial Banking — 7.7%
	Banco Bilbao Vizcaya Argentina S.A.
16,250	0.18%, 02/12/2010 ○	16,247
17,750	0.22%, 03/03/2010 ○	17,744
18,000	0.24%, 03/29/2010 ○	17,990
	Bank of America Corp.
21,000	0.23%, 04/06/2010 ○	20,987
32,250	0.25%, 01/08/2010 — 03/26/2010 ○	32,241
	CBA (Delaware) Finance
35,500	0.18%, 03/02/2010 ○	35,489
	Rabobank USA
16,000	0.19%, 02/12/2010 ○	15,997
	State Street Corp.
12,500	0.19%, 03/25/2010 ○	12,494
16,000	0.20%, 03/03/2010 ○	15,995
20,500	0.23%, 01/06/2010 ○	20,499
	Svenska Handelsbanken
18,000	0.19%, 03/01/2010 ○	17,994
	Westpac Banking Corp.
18,000	0.21%, 04/01/2010 ■○	17,991
17,750	0.23%, 05/05/2010 ■○	17,736
		259,404
	Computer and Peripheral Equipment
	Manufacturing — 1.4%
	Microsoft Corp.
13,000	0.10%, 01/26/2010 ○	12,999
34,500	0.12%, 01/19/2010 ○	34,498
		47,497
	Depository Credit — Banking — 3.7%
	Bank of Nova Scotia
16,250	0.15%, 01/15/2010 ○	16,249
17,750	0.18%, 03/10/2010 ○	17,744
	Deutsche Bank
18,250	0.20%, 01/05/2010 ○	18,250
	Societe Generale NA
16,250	0.22%, 01/22/2010 ○	16,248
18,000	0.23%, 03/01/2010 ○	17,993
17,750	0.25%, 04/01/2010 ○	17,739
17,750	0.27%, 05/04/2010 ○	17,734
		121,957
	Electric Generation, Transmission and
	Distribution — 0.9%
	Florida Power And Light Co.
12,500	0.11%, 01/05/2010 ○	12,500
16,000	0.12%, 01/12/2010 ○	15,999
		28,499
	International Trade Financing (Foreign Banks) — 17.1%
	Australia & New Zealand Banking Group Ltd.
34,750	0.21%, 04/12/2010 — 04/23/2010 ■○	34,728
17,000	0.25%, 05/27/2010 ■○	16,983
	European Investment Bank
20,250	0.09%, 01/21/2010 ○	20,249
56,500	0.10%, 01/12/2010 — 01/25/2010 ○	56,497
27,000	0.11%, 01/05/2010 ○	27,000
	Kreditanstalt fuer Wiederaufbau
27,000	0.17%, 02/17/2010 ■○	26,994
63,000	0.20%, 01/13/2010 — 01/19/2010 ■○	62,995
18,750	0.21%, 01/29/2010 ■○	18,747
	Nordea North America
17,000	0.19%, 02/02/2010 ○	16,997
35,500	0.20%, 03/02/2010 ○	35,488
The accompanying notes are an integral part of these financial statements.

36

		Market
Shares or Principal Amount		Value Ì
COMMERCIAL PAPER — (continued)
	International Trade Financing (Foreign
	Banks) — (continued)
	Queensland Treasury Corp.
$68,500	0.14%, 01/15/2010 — 02/05/2010 ○	$68,494
35,000	0.22%, 02/26/2010 ○	34,988
	Royal Bank of Canada
26,500	0.13%, 02/19/2010 ○	26,495
26,000	0.15%, 01/20/2010 ○	25,998
	Societe De Prise Participation
35,500	0.12%, 01/20/2010 ○	35,498
54,000	0.15%, 02/22/2010 — 02/23/2010 ○	53,988
	U.S. Bank National Association
14,500	0.13%, 01/28/2010 ○	14,499
		576,638
	Natural Gas Distribution — 1.5%
	Conocophillips
41,750	0.16%, 01/20/2010 — 02/08/2010 ■○	41,745
10,000	0.18%, 03/10/2010 ■○	9,997
		51,742
	Other Financial Investment Activities — 1.8%
	CBA (Delaware) Finance
16,250	0.21%, 04/19/2010 ○	16,240
	Sheffield Receivables
27,750	0.16%, 01/05/2010 ■○	27,749
	Yorktown Capital
14,550	0.13%, 01/07/2010 ■○	14,550
		58,539
	Pharmaceutical & Medicine Manufacturing — 2.1%
	Abbott Laboratories
14,000	0.09%, 02/01/2010 ■○	13,999
37,250	0.11%, 01/05/2010 — 01/08/2010 ■○	37,249
18,250	0.15%, 01/04/2010 ■○	18,250
		69,498
	Real Estate Credit (Mortgage Banking) — 1.4%
	Cafco LLC
45,250	0.15%, 01/21/2010 ○	45,246
	Securities and Commodity Contracts and
	Brokerage — 1.6%
	JP Morgan Chase & Co.
31,000	0.17%, 01/11/2010 ○	30,999
	JP Morgan Chase Funding, Inc.
22,500	0.20%, 01/05/2010 ○	22,499
		53,498
	Soap, Cleaning Compound, Toiletries
	Manufacturing — 1.4%
	Procter & Gamble
47,400	0.10%, 01/11/2010 — 01/12/2010 ■○	47,399
	Sovereign Foreign Governments — 8.4%
	British Columbia (Province of)
21,000	0.11%, 01/07/2010 ○	21,000
14,400	0.12%, 01/28/2010 ○	14,399
10,250	0.13%, 03/24/2010 ○	10,247
10,674	0.15%, 01/05/2010 ○	10,674
16,000	0.16%, 02/08/2010 ○	15,997
	Ontario (Province of)
10,750	0.14%, 02/26/2010 ○	10,748
16,000	0.18%, 01/08/2010 ○	15,999
79,250	0.19%, 01/06/2010 — 02/11/2010 ○	79,239
	Quebec (Province of)
66,750	0.11%, 01/15/2010 — 01/21/2010 ■○	66,746
24,000	0.13%, 01/07/2010 ■○	23,999
13,750	0.18%, 01/11/2010 ■○	13,749
		282,797
	Total commercial paper
	(cost $1,792,424)	$1,792,424
CORPORATE NOTES — 7.2%
	Commercial Banking — 1.1%
	Rabobank Netherlands
$36,100	0.67%, 05/19/2010 ■Δ	$36,159
	Depository Credit — Banking — 1.9%
	US Bancorp
36,500	0.28%, 05/28/2010 Δ	36,509
	Wells Fargo & Co.
4,000	0.31%, 03/23/2010 Δ	4,000
24,250	0.49%, 08/20/2010 Δ	24,276
		64,785
	International Trade Financing (Foreign Banks) — 3.2%
	International Bank for Reconstruction &
	Development
22,750	0.10%, 01/11/2010 ○	22,749
40,800	0.10%, 02/01/2010 ○	40,795
14,750	0.13%, 02/09/2010 ○	14,748
26,000	0.17%, 02/22/2010 ○	25,994
		104,286
	Securities and Commodity Contracts and
	Brokerage — 1.0%
	JP Morgan Chase & Co.
34,750	0.29%, 05/07/2010 Δ	34,756
	Total corporate notes
	(cost $239,986)	$239,986
OTHER POOLS AND FUNDS — 3.2%
108,414	JP Morgan U.S. Government Money Market
	Fund	$108,414
—	State Street Bank U.S. Government Money
	Market Fund	—
—	Wells Fargo Advantage Government Money
	Market Fund	—
	Total other pools and funds
	(cost $108,414)	$108,414
REPURCHASE AGREEMENTS — 0.1%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $1,793, collateralized by
	U.S. Treasury Bond 5.38%, 2031,
	value of $1,825)
$1,793	0.000% dated 12/31/2009	$1,793

The accompanying notes are an integral part of these financial statements.

37

Hartford Money Market HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
REPURCHASE AGREEMENTS — (continued)
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $1,511,
	collateralized by U.S. Treasury Bill 2.75%,
	2010, U.S. Treasury Bond 7.63%, 2022,
	value of $1,541)
$1,511	0.000% dated 12/31/2009		$1,511
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 01/04/2010 in the amount
	of $1,196, collateralized by U.S. Treasury
	Note 1.50%, 2013, value of $1,221)
1,196	0.000% dated 12/31/2009		1,196
	Total repurchase agreements
	(cost $4,500)		$4,500
U.S. GOVERNMENT AGENCIES — 11.5%
	Federal Home Loan Mortgage Corp. — 6.5%
$39,250	0.10%, 01/04/2010 — 02/17/2010 ○		$39,248
75,150	0.11%, 02/02/2010 — 02/23/2010 ○		75,141
61,000	0.12%, 01/26/2010 — 01/27/2010 ○		60,994
18,000	0.14%, 02/04/2010 Δ		18,000
26,000	0.15%, 02/16/2010 ○		25,995
			219,378
	Federal National Mortgage Association — 5.0%
55,750	0.09%, 01/22/2010 — 02/08/2010 ○		55,746
25,000	0.10%, 02/18/2010 ○		24,997
23,500	0.11%, 02/03/2010 ○		23,498
46,300	0.12%, 02/01/2010 — 02/05/2010 ○		46,295
18,750	0.18%, 02/25/2010 ○		18,899
			169,435
	Total U.S. government agencies
	(cost $388,813)		$388,813
U.S. GOVERNMENT SECURITIES — 9.8%
	Other Direct Federal Obligations — 7.0%
	Federal Home Loan Bank
$22,000	0.08%, 01/08/2010 ○		$22,000
37,000	0.09%, 01/29/2010 ○		36,997
55,000	0.10%, 01/27/2010 — 02/05/2010 ○		54,996
21,300	0.11%, 02/12/2010 ○		21,297
37,500	0.12%, 01/22/2010 — 01/28/2010 ○		37,497
62,500	0.13%, 01/15/2010 — 02/01/2010 ○		62,495
			235,282
	U.S. Treasury Notes — 2.8%
32,500	0.05%, 01/15/2010 ○		32,544
44,500	0.06%, 01/31/2010 ○		44,575
16,250	0.09%, 02/28/2010 ○		16,300
			93,419
	Total U.S. government securities
	(cost $328,701)		$328,701

	U.S. Treasury Bills — 5.4%
182,000	0.07%, 01/14/2010 — 02/18/2010 ○		181,988
	Total U.S. treasury bills
	(cost $181,988)		$181,988
	Total investments
	(cost $3,384,326) ▲	100.5%	$3,384,326
	Other assets and liabilities	(0.5)%	(16,071)
	Total net assets	100.0%	$3,368,255

Note:
Percentage of investments are shown in the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 24.3% of total net assets at December 31, 2009.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2009.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $547,765, which represents 16.26% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

38

Investment Valuation Hierarchy Level Summary
December 31, 2009
	Total	Level 1	Level 2	Level 3
Assets:
Certificates of Deposit	$339,500	$—	$339,500	$—
Commercial Paper	1,792,424	—	1,792,424	—
Corporate Notes	239,986	—	239,986	—
Other Pools and Funds	108,414	108,414	—	—
Repurchase Agreements	4,500	—	4,500	—
U.S. Government Agencies	388,813	—	388,813	—
U.S. Government Securities	328,701	—	328,701	—
U.S. Treasury Bills	181,988	—	181,988	—
Total	$3,384,326	$108,414	$3,275,912	$—

The accompanying notes are an integral part of these financial statements.

39

Hartford Small Company HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 97.1%
	Automobiles & Components — 0.8%
47	Amerigon, Inc. ●	$376
55	China Automotive Systems, Inc. ●	1,024
168	Cooper Tire & Rubber Co.	3,363
57	Drew Industries ●	1,172
133	Standard Motor Products	1,132
76	TRW Automotive Holdings Corp. ●	1,803
38	Wabco Holdings, Inc.	982
		9,852
	Banks — 0.6%
25	Danvers Bancorp, Inc.	326
103	Nara Bancorp, Inc.	1,165
172	Signature Bank ●	5,478
		6,969
	Capital Goods — 7.6%
422	Advanced Battery Technologies, Inc. ●	1,688
57	Altra Holdings, Inc. ●	702
33	American Superconductor Corp. ●	1,368
65	Apogee Enterprises	914
40	Applied Signal Technology	762
29	Armstrong World Industries, Inc. ●	1,138
55	AZZ, Inc. ●	1,795
455	BE Aerospace, Inc. ●	10,702
505	Beacon Roofing Supply, Inc. ●	8,087
67	Carlisle Cos., Inc.	2,303
132	Chart Industries, Inc. ●	2,192
80	China Fire & Security Group ●	1,078
55	Cubic Corp.	2,057
80	EMCOR Group, Inc. ●	2,141
53	Energy Recovery, Inc. ●	361
188	Gencorp, Inc. ●	1,314
84	GrafTech International Ltd. ●	1,301
127	GT Solar International, Inc. ●	705
2,232	Hansen Transmissions ●	3,930
70	Harbin Electric, Inc. ●	1,432
34	Heico Corp.	1,511
84	Hexcel Corp. ●	1,089
29	Hubbell, Inc. Class B	1,394
41	IDEX Corp.	1,274
37	II-VI, Inc. ●	1,192
20	Kaman Corp.	454
131	Lennox International, Inc.	5,099
110	MasTec, Inc. ●	1,377
16	Michael Baker Corp. ●	668
31	Middleby Corp. ●	1,538
35	Nordson Corp.	2,113
158	Orbital Sciences Corp. ●	2,409
65	Orion Marine Group, Inc. ●	1,368
70	Owens Corning, Inc. ●	1,792
30	Powell Industries, Inc. ●	950
36	Quanex Building Products Corp.	614
197	Regal-Beloit Corp.	10,228
294	Rush Enterprises, Inc. ●	3,496
65	Simpson Manufacturing Co., Inc.	1,755
19	Sterling Construction Co., Inc. ●	362
40	Toro Co.	1,661
85	Trex Co., Inc. ●	1,658
35	Watsco, Inc.	1,720
52	Woodward Governor Co.	1,340
		93,032
	Commercial & Professional Services — 3.2%
64	Acacia Research Corp. ●	579
89	American Reprographics Co. LLC ●	622
54	APAC TeleServices, Inc. ●	321
26	ATC Technology Corp. ●	629
49	Corporate Executive Board Co.	1,113
418	Corrections Corp. of America ●	10,260
23	CoStar Group, Inc. ●	972
6	Healthcare Services Group, Inc.	126
208	Herman Miller, Inc.	3,318
91	HNI Corp.	2,514
40	Interface, Inc.	337
515	Knoll, Inc.	5,319
30	Rollins, Inc.	575
365	Sykes Enterprises, Inc. ●	9,308
60	Tetra Tech, Inc. ●	1,618
3	VSE Corp.	134
45	Watson Wyatt Worldwide, Inc. ●	2,122
		39,867
	Consumer Durables & Apparel — 7.8%
466	Carter’s, Inc. ●	12,243
11	Deckers Outdoor Corp. ●	1,125
79	Fossil, Inc. ●	2,664
550	Hanesbrands, Inc. ●	13,263
391	Jarden Corp.	12,089
58	Lululemon Athletica, Inc. ●	1,732
30	Maidenform Brands, Inc. ●	508
64	Oxford Industries, Inc.	1,324
37	Polaris Industries, Inc.	1,625
815	Rossi Residencial S.A.	7,164
306	Smith & Wesson Holding Corp. ●	1,253
41	Steven Madden Ltd. ●	1,694
160	Sturm Ruger & Co., Inc.	1,554
309	Tempur-Pedic International, Inc. ●	7,292
62	Timberland Co. Class A ●	1,119
63	True Religion Apparel, Inc. ●	1,172
233	Tupperware Brands Corp.	10,849
52	Under Armour, Inc. Class A ●	1,426
9	Unifirst Corp.	441
47	Volcom, Inc. ●	784
290	Warnaco Group, Inc. ●	12,239
85	Wolverine World Wide, Inc.	2,321
		95,881
	Consumer Services — 3.9%
195	Bally Technologies, Inc. ●	8,047
81	Bridgepoint Education, Inc. ●	1,211
178	Brinks Home Security Holding ●	5,806
27	Capella Education Co. ●	2,069
310	Cheesecake Factory, Inc. ●	6,696
139	Corinthian Colleges, Inc. ●	1,920
194	Life Time Fitness, Inc. ●	4,840
79	Lincoln Educational Services Corp. ●	1,722
16	Matthews International Corp. Class A	568
647	Navitas Ltd.	2,379
32	P. F. Chang’s China Bistro, Inc. ●	1,212
77	Shuffle Master, Inc. ●	633

The accompanying notes are an integral part of these financial statements.

40

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Consumer Services — (continued)
31	Universal Technical Institute, Inc. ●	$636
124	WMS Industries, Inc. ●	4,958
289	Wyndham Worldwide Corp.	5,826
		48,523
	Diversified Financials — 1.3%
86	Advance America Cash Advance Centers, Inc.	480
36	Dollar Financial Corp. ●	860
82	Ezcorp, Inc. ●	1,410
39	Federated Investors, Inc.	1,083
88	First Cash Financial Services, Inc. ●	1,946
99	GFI Group, Inc.	453
31	Investment Technology Group, Inc. ●	614
71	Knight Capital Group, Inc. ●	1,087
23	Life Partners Holdings, Inc.	494
154	optionsXpress Holdings, Inc.	2,375
90	Stifel Financial ●	5,320
21	TradeStation Group, Inc. ●	167
		16,289
	Energy — 4.4%
41	Atlas Energy, Inc.	1,230
150	Cal Dive International, Inc. ●	1,131
35	Carbo Ceramics, Inc.	2,375
261	Complete Production Services, Inc. ●	3,399
192	CVR Energy, Inc. ●	1,316
111	Dresser-Rand Group, Inc. ●	3,499
36	Dril-Quip, Inc. ●	2,006
77	Frontier Oil Corp.	922
38	Geokinetics, Inc. ●	369
63	James River Coal Co. ●	1,173
272	Karoon Gas Australia Ltd. ●	2,567
31	Lufkin Industries, Inc.	2,236
160	Massey Energy Co.	6,712
99	Matrix Service Co. ●	1,057
29	Natural Gas Services Group ●	545
21	Oceaneering International, Inc. ●	1,203
157	Overseas Shipholding Group, Inc.	6,899
43	Rowan Companies, Inc.	983
177	St. Mary Land & Exploration Co.	6,075
122	Tesoro Corp.	1,652
107	TETRA Technologies, Inc. ●	1,190
131	Willbros Group, Inc. ●	2,206
112	World Fuel Services Corp.	3,001
		53,746
	Food & Staples Retailing — 0.3%
58	Casey’s General Stores, Inc.	1,853
69	United Natural Foods, Inc. ●	1,835
		3,688
	Food, Beverage & Tobacco — 1.9%
33	American Italian Pasta Co. ●	1,149
26	Boston Beer Co., Inc. Class A ●	1,226
139	Cental Euro Distribution Corp. ●	3,944
123	Darling International, Inc. ●	1,035
38	Diamond Foods, Inc.	1,366
122	Green Mountain Coffee Roasters ●	9,978
26	J&J Snack Foods Corp.	1,019
35	Lancaster Colony Corp.	1,742
24	Sanderson Farms, Inc.	1,021
70	Zhongpin, Inc. ●	1,097
		23,577
	Health Care Equipment & Services — 11.7%
42	Abaxis, Inc. ●	1,072
204	Align Technology, Inc. ●	3,630
278	Allscripts-Misys Healthcare Solutions, Inc. ●	5,619
114	Almost Family, Inc. ●	4,512
33	Amedisys, Inc. ●	1,602
224	American Medical Systems Holdings ●	4,318
97	AMN Healthcare Services, Inc. ●	877
40	Angiodynamics, Inc. ●	648
137	Bioscrip, Inc. ●	1,143
67	Catalyst Health Solutions ●	2,451
72	Centene Corp. ●	1,526
87	Conceptus, Inc. ●	1,640
205	Coventry Health Care, Inc. ●	4,975
69	CryoLife, Inc. ●	440
107	Eclipsys Corp. ●	1,973
35	Emergency Medical Services ●	1,892
56	Endologix, Inc. ●	294
574	Fleury S.A. ●	6,058
35	Genoptix, Inc. ●	1,234
38	Gentiva Health Services, Inc. ●	1,020
30	Haemonetics Corp. ●	1,659
537	Health Net, Inc. ●	12,495
510	HealthSouth Corp. ●	9,563
33	HMS Holdings Corp. ●	1,588
3	ICU Medical, Inc. ●	122
90	Immucor, Inc. ●	1,812
49	Invacare Corp.	1,218
70	inVentiv Health, Inc. ●	1,140
159	Inverness Medical Innovation, Inc. ●	6,603
23	Kensey Nash Corp. w/ Rights ●	599
180	Masimo Corp. ●	5,488
86	MedAssets, Inc. ●	1,820
42	Meridian Bioscience, Inc.	901
75	NuVasive, Inc. ●	2,401
74	Odyssey HealthCare, Inc. ●	1,157
192	Owens & Minor, Inc.	8,243
69	Palomar Medical Technologies, Inc. ●	692
53	PharMerica Corp. ●	838
56	Providence Service Corp. ●	890
146	PSS World Medical, Inc. ●	3,300
35	Quality Systems	2,198
88	Quidel Corp. ●	1,216
35	Rehabcare Group, Inc. ●	1,052
50	Sirona Dental Systems, Inc. ●	1,597
84	STERIS Corp.	2,346
224	SXC Health Solutions Corp. ●	12,065
325	Team Health Holdings ●	4,553
52	Thoratec Corp. ●	1,401
449	Volcano Corp. ●.	7,800
39	Zoll Medical Corp. ●	1,052
		144,733
	Household & Personal Products — 2.0%
320	American Oriental Bioengineering, Inc. ●	1,489
103	Bare Escentuals, Inc. ●	1,256
19	Chattem, Inc. ●	1,732
56	China Sky One Medical, Inc. ●	1,281

The accompanying notes are an integral part of these financial statements.

41

Hartford Small Company HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Household & Personal Products — (continued)
44	Female Health Co. ●	$208
211	Herbalife Ltd.	8,557
211	Medifast, Inc. ●	6,438
91	Nu Skin Enterprises, Inc. Class A	2,438
20	Usana Health Sciences, Inc. ●	634
		24,033
	Insurance — 1.1%
106	Allied World Assurance Holdings Ltd.	4,899
209	Assured Guaranty Ltd.	4,557
5	Endurance Specialty Holdings Ltd.	170
31	FBL Financial Group Class A	573
24	RLI Corp.	1,294
37	Tower Group, Inc.	870
37	Validus Holdings Ltd.	997
		13,360
	Materials — 3.8%
28	Ashland, Inc.	1,102
14	Balchem Corp.	476
271	Boise, Inc. ●	1,438
31	Clearwater Paper Corp. ●	1,683
75	Cliff’s Natural Resources, Inc.	3,457
111	Eagle Materials, Inc.	2,882
10	Hawkins, Inc.	208
3,039	Huabao International Holdings Ltd.	3,268
168	Intrepid Potash, Inc. ●	4,892
56	Koppers Holdings, Inc.	1,694
20	Lubrizol Corp.	1,487
22	Newmarket Corp.	2,526
106	Omnova Solutions, Inc. ●	648
137	PolyOne Corp. ●	1,027
26	Rock Tenn Co. Class A	1,323
24	Schnitzer Steel Industries, Inc.	1,141
136	Scotts Miracle-Gro Co. Class A	5,362
115	Silgan Holdings, Inc.	6,679
29	Stepan Co.	1,893
117	W.R. Grace & Co. ●	2,963
97	Worthington Industries, Inc.	1,268
		47,417
	Media — 1.7%
207	DreamWorks Animation SKG, Inc. ●	8,280
536	Focus Media Holding Ltd. ADR ●	8,496
46	Interactive Data Corp.	1,166
121	Valassis Communications, Inc. ●	2,208
69	World Wrestling Entertainment, Inc.	1,061
		21,211
	Pharmaceuticals, Biotechnology & Life Sciences — 9.7%
142	Affymax, Inc. ●	3,523
29	Alexion Pharmaceuticals, Inc. ●	1,408
520	Alkermes, Inc. ●	4,894
171	Auxilium Pharmaceuticals, Inc. ●	5,124
52	Biomarin Pharmaceutical, Inc. ●	978
162	Bruker Corp. ●	1,951
216	Celera Corp. ●	1,489
75	Cepheid, Inc. ●	936
37	Charles River Laboratories International, Inc. ●	1,263
301	Cubist Pharmaceuticals, Inc. ●	5,705
181	Cytokinetics, Inc. ●	526
11	Dionex Corp. ●	849
186	Enzon, Inc. ●	1,963
175	eResearch Technology, Inc. ●	1,052
206	Exelixis, Inc. ●	1,517
61	Genomic Health, Inc. ●	1,193
85	Hi-Technology Pharmacal Co., Inc. ●	2,388
159	Human Genome Sciences, Inc. ●	4,857
375	Icon plc ADR ●	8,138
154	Impax Laboratories, Inc. ●	2,091
347	Incyte Corp. ●	3,165
134	Isis Pharmaceuticals, Inc. ●	1,486
58	ISTA Pharmaceuticals, Inc. ●	266
81	Kendle International, Inc. ●	1,484
217	King Pharmaceuticals, Inc. ●	2,658
156	KV Pharmaceutical Co. ●	571
109	Martek Biosciences Corp. ●	2,057
61	Medicines Co. ●	505
77	Medicis Pharmaceutical Corp. Class A	2,077
38	Medivation, Inc. ●	1,443
20	Millipore Corp. ●	1,434
176	Nektar Therapeutics ●	1,644
189	Onyx Pharmaceuticals, Inc. ●	5,543
176	OSI Pharmaceuticals, Inc. ●	5,455
498	PAREXEL International Corp. ●	7,027
335	PDL Biopharma, Inc.	2,299
43	Perrigo Co.	1,696
245	Questcor Pharmaceuticals ●	1,163
287	Regeneron Pharmaceuticals, Inc. ●	6,947
175	Salix Pharmaceuticals Ltd. ●	4,457
261	Sciclone Pharmaceuticals, Inc. ●	608
314	Seattle Genetics, Inc. ●	3,190
92	United Therapeutics Corp. ●	4,818
29	Valeant Pharmaceuticals International ●	921
111	Vertex Pharmaceuticals, Inc. ●	4,767
		119,526
	Real Estate — 0.7%
4	Alexander’s, Inc. ●	1,129
135	BR Malls Participacoes S.A. ●	1,672
222	Diamondrock Hospitality	1,883
37	Equity Lifestyle Properties, Inc.	1,881
42	LTC Properties, Inc.	1,125
21	PS Business Parks, Inc.	1,067
3	Tanger Factory Outlet Center	136
		8,893
	Retailing — 4.8%
107	99 Cents Only Stores ●	1,398
46	Aaron Rents, Inc.	1,269
192	Advance Automotive Parts, Inc.	7,760
39	Big 5 Sporting Goods Corp.	663
13	Blue Nile, Inc. ●	840
27	Books-A-Million, Inc.	180
67	Cato Corp.	1,341
87	Chico’s FAS, Inc. ●	1,217
29	Core-Mark Holding Co., Inc. ●	948
200	Dick’s Sporting Goods, Inc. ●	4,986
44	Dress Barn, Inc. ●	1,020
40	Gymboree Corp. ●	1,753
80	J. Crew Group, Inc. ●	3,559

The accompanying notes are an integral part of these financial statements.

42

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Retailing — (continued)
36	Jo-Ann Stores, Inc. ●	$1,316
—	Joseph A. Bank Clothiers, Inc. ●	14
117	Kirklands, Inc. ●	2,038
155	Lumber Liquidators, Inc. ●	4,154
369	Nutri/System, Inc.	11,499
166	Office Depot, Inc. ●	1,068
248	OfficeMax, Inc. ●	3,143
95	PetMed Express, Inc.	1,667
114	Sonic Automotive, Inc.	1,181
91	Stein Mart, Inc. ●	975
174	The Finish Line, Inc.	2,189
42	Tractor Supply Co. ●	2,200
86	Ulta Salon, Cosmetics & Fragrances, Inc. ●	1,570
		59,948
	Semiconductors & Semiconductor Equipment — 5.5%
187	Amkor Technology, Inc. ●	1,338
300	Atheros Communications, Inc. ●	10,282
91	Cavium Networks, Inc. ●	2,164
505	Cypress Semiconductor Corp. ●	5,334
82	FEI Co. ●	1,917
54	Hittite Microwave Corp. ●	2,182
113	Kopin Corp. ●	474
86	Microsemi Corp. ●	1,528
30	Netlogic Microsystems, Inc. ●	1,382
36	NVE Corp. ●	1,485
880	ON Semiconductor Corp. ●	7,751
22	Power Integrations, Inc.	784
1,848	RF Micro Devices, Inc. ●	8,813
21	Semtech Corp. ●	353
881	Skyworks Solutions, Inc. ●	12,508
111	Tessera Technologies, Inc. ●	2,581
1,148	TriQuint Semiconductor, Inc. ●	6,886
		67,762
	Software & Services — 11.5%
40	ACI Worldwide, Inc. ●	694
227	Acxiom Corp. ●	3,049
53	Advent Software, Inc. ●	2,172
141	Ariba, Inc. ●	1,764
339	Art Technology Group, Inc. ●	1,530
94	Blackbaud, Inc.	2,229
53	Blackboard, Inc. ●	2,411
39	Bottomline Technologies, Inc. ●	692
39	Broadridge Financial Solutions, Inc.	884
18	Commvault Systems, Inc. ●	436
119	Concur Technologies, Inc. ●	5,086
117	Convergys Corp. ●	1,257
47	CSG Systems International, Inc. ●	907
87	CyberSource Corp. ●	1,746
67	DealerTrack Holdings, Inc. ●	1,265
28	Double-Take Software, Inc. ●	282
128	Equinix, Inc. ●	13,628
63	Euronet Worldwide, Inc. ●	1,378
27	Exlservice Holdings, Inc. ●	489
35	Forrester Research, Inc. ●	921
151	Gartner, Inc. Class A ●	2,721
168	Global Cash Access, Inc. ●	1,257
51	GSI Commerce, Inc. ●	1,296
259	Informatica Corp. ●	6,697
99	j2 Global Communications, Inc. ●	2,022
127	Jack Henry & Associates, Inc.	2,929
55	JDA Software Group, Inc. ●	1,394
45	Lawson Software, Inc. ●	298
83	LivePerson, Inc. ●	580
62	Manhattan Associates, Inc. ●	1,490
15	MAXIMUS, Inc.	760
38	Mercadolibre, Inc. ●	1,983
12	MicroStrategy, Inc. ●	1,089
49	Net 1 UEPS Technologies, Inc. ●	949
280	Neustar, Inc. ●	6,444
100	North American Equity	917
87	Parametric Technology Corp. ●	1,427
67	Pegasystems, Inc.	2,266
23	Perficient, Inc. ●	190
28	Progress Software Corp. ●	805
372	Rackspace Hosting, Inc. ●	7,758
201	Red Hat, Inc. ●	6,207
213	S1 Corp. ●	1,386
84	Smith Micro Software, Inc. ●	768
80	Solera Holdings, Inc.	2,874
162	SonicWALL, Inc. ●	1,236
71	SuccessFactors, Inc. ●	1,170
34	Syntel, Inc.	1,306
65	Taleo Corp. Class A ●	1,527
113	TeleCommunication Systems, Inc. Class A ●	1,097
96	TeleTech Holdings, Inc. ●	1,931
259	Tibco Software, Inc. ●	2,491
548	TiVo, Inc. ●	5,579
73	Total System Services, Inc.	1,258
67	Tyler Corp. ●	1,332
45	Unisys Corp. ●	1,749
206	Valueclick, Inc. ●	2,083
65	Vasco Data Security International ●	408
170	Vistaprint N.V. ●	9,654
233	Vocus, Inc. ●	4,190
103	Websense, Inc. ●	1,802
114	Wright Express Corp. ●	3,620
		141,760
	Technology Hardware & Equipment — 7.2%
579	3Com Corp. ●	4,345
90	Acme Packet, Inc. ●	989
53	ADTRAN, Inc.	1,205
255	Arris Group, Inc. ●	2,913
144	Aruba Networks, Inc. ●	1,533
33	Avnet, Inc. ●	989
51	AVX Corp.	651
55	Benchmark Electronics, Inc. ●	1,049
54	Blue Coat Systems, Inc. ●	1,554
167	Brightpoint, Inc. ●	1,226
364	Celestica, Inc. ●	3,436
42	Cognex Corp.	751
34	CTS Corp.	331
66	Daktronics, Inc.	606
46	FLIR Systems, Inc. ●	1,520
184	Harmonic, Inc. ●	1,166
56	Intermec, Inc. ●	720
847	Jabil Circuit, Inc.	14,713
42	National Instruments Corp.	1,248
95	Netgear, Inc. ●	2,062

The accompanying notes are an integral part of these financial statements.

43

Hartford Small Company HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Technology Hardware & Equipment — (continued)
182	Novatel Wireless, Inc. ●		$1,452
40	Oplink Communications, Inc. ●		653
32	Osi Systems, Inc. ●		867
91	Plantronics, Inc.		2,371
183	Plexus Corp. ●		5,222
358	QLogic Corp. ●		6,752
316	Riverbed Technology, Inc. ●		7,266
766	Seagate Technology		13,927
95	STEC, Inc. ●		1,545
24	Stratasys, Inc. ●		417
48	Synaptics, Inc. ●		1,466
133	Trimble Navigation Ltd. ●		3,352
181	Vishay Intertechnology, Inc. ●		1,513
			89,810
	Telecommunication Services — 2.0%
94	Alaska Communication Systems Holdings, Inc.		748
247	Cincinnati Bell, Inc. ●		852
70	Consolidated Communications Holdings, Inc.		1,231
294	Frontier Communications Corp.		2,297
69	Iowa Telecommunications Services, Inc.		1,153
66	Neutral Tandem, Inc. ●		1,495
68	NTELOS Holdings Corp.		1,210
378	PAETEC Holding Corp. ●		1,568
293	SBA Communications Corp. ●		10,000
70	Syniverse Holdings, Inc. ●		1,225
87	TW Telecom, Inc. ●		1,492
70	USA Mobility, Inc.		769
			24,040
	Transportation — 3.3%
206	Avis Budget Group, Inc. ●		2,700
358	Continental Airlines, Inc. ●		6,423
87	Copa Holdings S.A. Class A.		4,726
28	Genesee & Wyoming, Inc. Class A ●		898
227	Hawaiian Holdings, Inc. ●		1,590
237	J.B. Hunt Transport Services, Inc.		7,662
449	Localiza Rent a Car S.A.		4,978
352	Tam S.A. ●		7,831
928	US Airways Group, Inc. ●		4,493
			41,301
	Utilities — 0.3%
74	CenterPoint Energy, Inc.		1,080
53	New Jersey Resources Corp.		1,980
			3,060
	Total common stocks
	(cost $1,015,784)		$1,198,278
	Total long-term investments
	(cost $1,015,784)		$1,198,278
SHORT-TERM INVESTMENTS — 1.6%
	Repurchase Agreements — 1.6%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $5,200, collateralized by
	U.S. Treasury Bond 5.38%, 2031,
	value of $5,291)
$5,200	0.000%, 12/31/2009		$5,200
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $1,499, collateralized by
	FHLMC 4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $1,529)
1,499	0.005%, 12/31/2009		1,499
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $2,766, collateralized by
	FNMA 5.00% — 7.00%, 2022 — 2040,
	value of $2,821)
2,766	0.010%, 12/31/2009		2,766
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $1,084, collateralized by
	FHLMC 4.00% — 8.00%, 2010 — 2039, FNMA
	3.50% — 8.00%, 2013 — 2049, value of $1,111)
1,084	0.010%, 12/31/2009		1,084
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $4,382, collateralized by
	U.S. Treasury Bill 2.75%, 2010, U.S. Treasury
	Bond 7.63%, 2022, value of $4,470)
4,382	0.000%, 12/31/2009		4,382
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $12,
	collateralized by U.S. Treasury Note 1.50%,
	2013, value of $12)
12	0.001%, 12/31/2009		12
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 01/04/2010 in the amount
	of $3,467, collateralized by U.S. Treasury
	Note 1.50%, 2013, value of $3,542)
3,467	0.000%, 12/31/2009		3,467
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $1,025, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $1,046)
1,025	0.010%, 12/31/2009		1,025
			19,435
	U.S. Treasury Bills — 0.0%
395	0.011%, 1/14/2010 ☐m		395
485	0.074%, 4/15/2010 ☐m		485
	Total short-term investments
	(cost $20,315)		$20,315
	Total investments
	(cost $1,036,099) ▲	98.7%	$1,218,593
	Other assets and liabilities	1.3%	15,915
	Total net assets	100.0%	$1,234,508
Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.8% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

44

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $1,057,730 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$201,231
Unrealized Depreciation	(40,368)
Net Unrealized Appreciation	$160,863

●	Currently non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☐	Security pledged as initial margin deposit for open futures contracts at December 31, 2009.

Futures Contracts Outstanding at December 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts *	Position	Month	(Depreciation)
Russell 2000 Mini	206	Long	Mar 2010	$408

*   The number of contracts does not omit 000’s.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$1,198,278	$1,186,134	$12,144	$—
Short-Term Investments	20,315	—	20,315	—
Total	$1,218,593	$1,186,134	$32,459	$—
Other Financial Instruments *	$408	$408	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

45

Hartford Stock HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 96.0%
	Automobiles & Components — 1.5%
1,910	Ford Motor Co. ●	$19,101
650	Harley-Davidson, Inc.	16,370
		35,471
	Banks — 4.0%
609	PNC Financial Services Group, Inc.	32,147
355	Standard Chartered plc	8,959
3,669	Washington Mutual, Inc. Private
	Placement Ù●†	461
1,974	Wells Fargo & Co.	53,278
		94,845
	Capital Goods — 8.7%
449	Boeing Co.	24,294
271	Cummins, Inc.	12,442
374	General Dynamics Corp.	25,461
1,733	General Electric Co.	26,216
761	Ingersoll-Rand plc	27,198
849	Masco Corp.	11,726
270	Rockwell Collins, Inc.	14,969
138	Siemens AG ADR	12,654
446	Stanley Works	22,968
1,646	Textron, Inc.	30,966
		208,894
	Diversified Financials — 7.9%
592	Ameriprise Financial, Inc.	22,978
1,123	Discover Financial Services, Inc.	16,513
121	Franklin Resources, Inc.	12,716
179	Goldman Sachs Group, Inc.	30,290
675	Invesco Ltd.	15,860
1,296	JP Morgan Chase & Co.	54,009
2,275	UBS AG ADR ●	35,290
		187,656
	Energy — 11.3%
297	Anadarko Petroleum Corp.	18,507
193	BP plc ADR	11,159
288	Cameco Corp.	9,268
804	ConocoPhillips Holding Co.	41,065
155	Devon Energy Corp.	11,363
187	EOG Resources, Inc.	18,176
488	Exxon Mobil Corp.	33,256
384	Hess Corp.	23,208
454	OAO Gazprom Class S ADR	11,585
493	Occidental Petroleum Corp.	40,114
364	Petroleo Brasileiro S.A. ADR	17,365
329	Suncor Energy, Inc.	11,631
1,125	Williams Cos., Inc.	23,709
		270,406
	Food & Staples Retailing — 2.4%
392	CVS/Caremark Corp.	12,626
544	Sysco Corp.	15,191
555	Wal-Mart Stores, Inc.	29,676
		57,493
	Food, Beverage & Tobacco — 6.1%
535	Campbell Soup Co.	18,066
521	General Mills, Inc.	36,885
1,056	PepsiCo, Inc.	64,205
808	Unilever N.V. NY Shares ADR	26,132
		145,288
	Health Care Equipment & Services — 5.2%
318	Cardinal Health, Inc.	10,255
159	CareFusion Corp. ●	3,981
41	Intuitive Surgical, Inc. ●	12,315
823	Medtronic, Inc.	36,187
414	St. Jude Medical, Inc. ●	15,208
835	UnitedHealth Group, Inc.	25,451
444	Varian Medical Systems, Inc. ●	20,797
		124,194
	Insurance — 1.9%
431	ACE Ltd.	21,712
1,064	Marsh & McLennan Cos., Inc.	23,489
		45,201
	Materials — 0.7%
75	Rio Tinto plc ADR	16,219
	Media — 2.4%
3,332	Comcast Corp. Class A	56,184
	Pharmaceuticals, Biotechnology & Life Sciences — 10.8%
292	Amgen, Inc. ●	16,519
214	Celgene Corp. ●	11,938
1,134	Daiichi Sankyo Co., Ltd.	23,771
1,655	Elan Corp. plc ADR ●	10,791
383	Eli Lilly & Co.	13,673
90	Forest Laboratories, Inc. ●	2,903
168	Johnson & Johnson	10,808
1,414	Merck & Co., Inc.	51,671
2,743	Pfizer, Inc.	49,901
71	Roche Holding AG	12,154
1,050	Shionogi & Co., Ltd.	22,757
272	UCB S.A.	11,359
429	Vertex Pharmaceuticals, Inc. ●	18,364
		256,609
	Retailing — 5.8%
86	Amazon.com, Inc. ●	11,616
10,986	Buck Holdings L.P. Ù●†	22,512
302	Kohl’s Corp. ●	16,276
1,550	Lowe’s Co., Inc.	36,252
278	Nordstrom, Inc.	10,451
918	Staples, Inc.	22,576
357	Target Corp.	17,273
		136,956
	Semiconductors & Semiconductor Equipment — 2.7%
408	Lam Research Corp. ●	16,005
1,392	Maxim Integrated Products, Inc.	28,256
795	Texas Instruments, Inc.	20,707
		64,968
	Software & Services — 9.1%
420	Accenture plc	17,426
819	Automatic Data Processing, Inc.	35,057
78	Google, Inc. ●	48,486
2,497	Microsoft Corp.	76,121

The accompanying notes are an integral part of these financial statements.

46

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Software & Services — (continued)
1,554	Western Union Co.		$29,286
687	Yahoo!, Inc. ●		11,519
			217,895
	Technology Hardware & Equipment — 11.0%
276	Apple, Inc. ●		58,197
2,959	Cisco Systems, Inc. ●		70,839
1,259	Dell, Inc. ●		18,081
1,081	Hewlett-Packard Co.		55,657
1,014	Qualcomm, Inc.		46,889
709	Seagate Technology		12,889
			262,552
	Transportation — 3.7%
3,010	Delta Air Lines, Inc. ●		34,258
329	FedEx Corp.		27,422
485	United Parcel Service, Inc. Class B		27,847
			89,527
	Utilities — 0.8%
380	Exelon Corp.		18,590
	Total common stocks
	(cost $2,069,997)		$2,288,948
PREFERRED STOCKS — 2.6%
	Diversified Financials — 2.6%
4,181	Bank of America Corp. Y		$62,380
	Total preferred stocks
	(cost $62,715)		$62,380
WARRANTS — 0.0%
	Banks — 0.0%
459	Washington Mutual, Inc. Private
	Placement Ù●†		$—
	Total warrants
	(cost $—)		$—
	Total long-term investments
	(cost $2,132,712)		$2,351,328
SHORT-TERM INVESTMENTS — 1.7%
	Repurchase Agreements — 1.7%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $9,410,
	collateralized by FHLMC 4.00% — 6.00%,
	2022 — 2039, FNMA 5.00% — 7.00%,
	2028 — 2047, value of $9,598)
$9,410	0.005%, 12/31/2009		$9,410
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $17,356,
	collateralized by FNMA 5.00% — 7.00%,
	2022 — 2040, value of $17,703)
17,356	0.010%, 12/31/2009		17,356
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $6,803,
	collateralized by FHLMC 4.00% — 8.00%,
	2010 — 2039, FNMA 3.50% — 8.00%,
	2013 — 2049, value of $6,970)
6,803	0.010%, 12/31/2009		6,803
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $76,
	collateralized by U.S. Treasury Note 1.50%,
	2013, value of $77)
76	0.001%, 12/31/2009		76
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $6,433, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value
	of $6,562)
6,433	0.010%, 12/31/2009		6,433
			40,078
	Total short-term investments
	(cost $40,078)		$40,078
	Total investments
	(cost $2,172,790) ▲	100.3%	$2,391,406
	Other assets and liabilities	(0.3)%	(7,904)
	Total net assets.	100.0%	$2,383,502

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.1% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $2,259,196 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$344,679
Unrealized Depreciation	(212,469)
Net Unrealized Appreciation	$132,210

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $22,973, which represents 0.96% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

Y	Convertible security.

The accompanying notes are an integral part of these financial statements.

47

Hartford Stock HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
06/2007	10,986	Buck Holdings L.P.	$10,424
04/2008	3,669	Washington Mutual, Inc. Private
		Placement	32,100
04/2008	459	Washington Mutual, Inc. Private
		Placement Warrants	—

The aggregate value of these securities at December 31, 2009 was $22,973 which represents 0.96% of total net assets.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$2,288,948	$2,186,975	$79,000	$22,973
Preferred Stocks ‡	62,380	62,380	—	—
Warrants ‡	—	—	—	—
Short-Term Investments	40,078	—	40,078	—
Total	$2,391,406	$2,249,355	$119,078	$22,973

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in
	Balance as of		Unrealized			Transfers In	Balance as of
	December 31,	Realized Gain	Appreciation		Net Purchases	and/or Out of	December 31,
	2008	(Loss)	(Depreciation)		(Sales)	Level 3	2009
Assets:
Common Stock	$10,650	$—	$12,323	*	$—	$—	$22,973
Total	$10,650	$—	$12,323		$—	$—	$22,973

*	Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $12,323.

The accompanying notes are an integral part of these financial statements.

48

Hartford Total Return Bond HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount +		Value Ì
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — 9.7%
	Finance and Insurance — 9.7%
	Ally Automotive Receivables Trust
$1,900	3.00%, 10/15/2015 ■	$1,925
	Banc of America Commercial
	Mortgage, Inc.
68,230	4.52%, 09/11/2036 Ù►	226
	Bank of America Automotive Trust
6,700	3.03%, 10/15/2016 ■	6,793
	Bayview Commercial Asset Trust
44,873	7.00%, 07/25/2037 Ù►	3,756
73,118	7.50%, 09/25/2037 Ù►	6,581
	Bear Stearns Commercial Mortgage
	Securities, Inc.
52,753	4.07%, 07/11/2042 Ù►	1,003
44,382	4.12%, 11/11/2041 Ù►	706
14,400	4.83%, 11/11/2041	14,044
9,700	5.12%, 02/11/2041 Δ	9,492
11,024	5.72%, 09/11/2038 Δ	11,194
10,645	5.81%, 06/12/2043	10,244
	CBA Commercial Small Balance
	Commercial Mortgage
61,447	2.03%, 06/25/2038 Ù►†Δ	4,743
36,922	7.00%, 07/25/2035 Ù►†	1,858
	Chase Issuance Trust
6,920	5.12%, 10/15/2014	7,455
	Citibank Credit Card Issuance Trust
2,690	5.70%, 05/15/2013	2,748
	Citigroup Commercial Mortgage Trust
10,145	5.41%, 10/15/2049	9,946
7,490	5.48%, 10/15/2049	4,128
5,135	5.70%, 12/10/2049 Δ	3,702
	Citigroup Mortgage Loan Trust, Inc.
—	0.00%, 01/25/2037 Ù†	—
1,387	12.00%, 01/25/2037 Ù	67
	Citigroup/Deutsche Bank Commercial
	Mortgage Trust
8,922	5.36%, 01/15/2046 Δ	8,528
1,330	5.89%, 11/15/2044	1,191
	Commercial Mortgage Pass-Through
	Certificates
8,760	4.72%, 03/10/2039	8,577
7,670	5.23%, 07/10/2037	7,682
10,470	5.31%, 07/10/2037 Δ	10,350
4,490	5.77%, 06/10/2046 Δ	4,403
	Countrywide Asset-Backed Certificates
1,549	5.46%, 07/25/2035	636
	Countrywide Home Loans, Inc.
32,744	6.00%, 10/25/2037 Ù	27,147
	Credit-Based Asset Servicing and
	Securitization
2,896	0.50%, 05/25/2036 ■Δ	1,737
4,735	5.86%, 04/25/2037	2,564
	CS First Boston Mortgage Securities Corp.
4,670	5.23%, 12/15/2040	4,480
	GE Business Loan Trust
8,234	1.23%, 05/15/2034 ■Δ	1,894
130,820	6.14%, 05/15/2034 Ù►	353
	GE Capital Commercial Mortgage Corp.
5,950	5.05%, 07/10/2045 Δ	5,975
	Green Tree Financial Corp.
998	7.24%, 06/15/2028	996
	Greenwich Capital Commercial
	Funding Corp.
16,530	4.80%, 08/10/2042	15,957
12,740	5.44%, 03/10/2039 Δ	11,256
14,948	5.92%, 07/10/2038 Δ	13,628
	JP Morgan Automotive Receivable Trust
1,675	12.85%, 03/15/2012 Ù†	379
	JP Morgan Chase Commercial Mortgage
	Securities Corp.
4,889	4.72%, 01/15/2038	4,751
485,639	4.82%, 08/12/2037 ►	1,017
11,871	5.04%, 03/15/2046 Δ	11,455
13,990	5.18%, 12/15/2044 Δ	13,850
8,740	5.34%, 05/15/2047	7,580
4,530	5.40%, 05/15/2045	4,208
406,326	5.42%, 05/12/2045 ►	5,848
15,900	5.47%, 04/15/2043 Δ	15,299
	JP Morgan Chase Commercial Mortgage
	Security Corp.
10,140	5.43%, 12/12/2043	9,579
	LB-UBS Commercial Mortgage Trust
4,504	4.48%, 10/15/2029	4,305
8,750	5.88%, 06/15/2038 Δ	8,283
	Lehman Brothers Small Balance
	Commercial
4,532	5.52%, 09/25/2030 ■	3,050
5,180	5.62%, 09/25/2036 ■	4,294
	Marlin Leasing Receivables LLC
5,056	5.33%, 09/16/2013 ■	5,082
	Merrill Lynch Mortgage Trust
44,340	3.96%, 10/12/2041 Ù►	706
6,329	5.83%, 06/12/2050 Δ	4,843
	Merrill Lynch/Countrywide Commercial
	Mortgage Trust
4,855	5.38%, 08/12/2048	3,807
	Morgan Stanley Capital I
9,840	4.70%, 07/15/2056	9,557
9,630	5.01%, 01/14/2042	9,696
3,690	5.33%, 12/15/2043	3,424
	Morgan Stanley Capital, Inc.
7,582	5.65%, 06/11/2042 Δ	7,320
	Morgan Stanley Dean Witter Capital I
15,461	0.00%, 08/25/2032 Ù►†	—
	Nationstar Home Equity Loan Trust
211	0.00%, 03/25/2037 Ù●	—
	North Street Referenced Linked Notes
3,900	1.33%, 04/28/2011 Ù†Δ	1,226
	Popular ABS Mortgage Pass-Through Trust
3,502	4.75%, 12/25/2034	3,303
2,573	5.42%, 04/25/2035 Ù	1,120
	Renaissance Home Equity Loan Trust
3,566	5.36%, 05/25/2035	1,286
3,112	5.58%, 11/25/2036 Δ	2,721
6,300	5.75%, 05/25/2036 Δ	4,771
	Residential Funding Mortgage
	Securities, Inc.
2,716	6.00%, 07/25/2037 Ù	2,150
	Sovereign Commercial Mortgage Securities
12,903	5.79%, 07/22/2030 ■Δ	12,768

The accompanying notes are an integral part of these financial statements.

49

Hartford Total Return Bond HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Shares or Principal Amount +		Market Value Ì
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES — (continued)
	Finance and Insurance — (continued)
	Swift Master Automotive Receivables Trust
$17,050	0.88%, 10/15/2012 Δ	$16,834
	Wachovia Bank Commercial Mortgage Trust
8,740	5.24%, 07/15/2041 Δ	8,670
9,640	5.31%, 11/15/2048	9,046
14,889	5.34%, 12/15/2043 — 11/15/2048	11,686
	Wamu Commercial Mortgage Securities Trust
19,570	6.14%, 03/23/2045 ■Δ ²	5,575
	Wells Fargo Alternative Loan Trust
11,917	6.25%, 11/25/2037 Ù	8,711
		456,165
	Total asset & commercial mortgage backed securities (cost $471,773)	$456,165
CORPORATE BONDS: INVESTMENT GRADE — 31.0%
	Administrative Waste Management and Remediation — 0.1%
	Browning-Ferris Industries, Inc.
$4,240	7.40%, 09/15/2035	$4,678
	Arts, Entertainment and Recreation — 1.0%
	Comcast Corp.
100	10.63%, 07/15/2012	118
	DirecTV Holdings LLC
5,615	7.63%, 05/15/2016	6,134
	Grupo Televisa S.A.
12,458	6.63%, 01/15/2040 ■	12,320
	News America Holdings, Inc.
3,673	5.65%, 08/15/2020 ■	3,824
3,055	6.90%, 08/15/2039 ■	3,333
	TCM Sub LLC
10,585	3.55%, 01/15/2015 ■	10,369
	Time Warner Entertainment Co., L.P.
10,600	8.38%, 07/15/2033	12,672
		48,770
	Beverage and Tobacco Product Manufacturing — 1.1%
	Altria Group, Inc.
9,228	10.20%, 02/06/2039	12,311
	Anheuser-Busch Cos., Inc.
5,296	8.20%, 01/15/2039 ■	6,697
	Anheuser-Busch InBev N.V.
9,323	4.13%, 01/15/2015 ■	9,466
17,785	7.75%, 01/15/2019 ■	20,822
		49,296
	Chemical Manufacturing — 1.0%
	Dow Chemical Co.
17,575	8.55%, 05/15/2019	20,969
	Incitec Pivot Finance LLC
16,285	6.00%, 12/10/2019 ■	16,113
	Yara International ASA
6,770	7.88%, 06/11/2019 ■	7,730
		44,812
	Computer and Electronic Product Manufacturing — 0.2%
	Thermo Fisher Scientific, Inc.
7,762	3.25%, 11/18/2014 ■	7,610
	Construction — 0.2%
	CRH America, Inc.
3,590	5.30%, 10/15/2013	3,741
4,380	8.13%, 07/15/2018	5,109
		8,850
	Electrical Equipment, Appliance Manufacturing — 0.1%
	Transalta Corp.
4,491	4.75%, 01/15/2015	4,522
	Finance and Insurance — 11.1%
	American Express Co.
8,385	5.50%, 04/16/2013	8,938
8,587	5.55%, 10/17/2012	9,183
	Americo Life, Inc.
75	7.88%, 05/01/2013 Ù.	66
	Amvescap plc
2,939	5.38%, 02/27/2013	2,991
	Army Hawaii Family Housing Trust Certificates
5,370	5.52%, 06/15/2050 ■	3,978
	BAC Capital Trust XI
1,960	6.63%, 05/23/2036	1,751
	BAE Systems Holdings, Inc.
10,204	5.20%, 08/15/2015 ■	10,512
	Bank of America Capital II
2,610	8.00%, 12/15/2026	2,558
	Bank of America Corp.
6,300	5.65%, 05/01/2018	6,398
6,430	6.50%, 08/01/2016	6,914
6,560	7.38%, 05/15/2014	7,444
	Bank of New York Institutional Capital Trust
200	7.78%, 12/01/2026 ■	199
	Barclays Bank plc
6,050	5.00%, 09/22/2016	6,182
	Capital One Bank
7,560	8.80%, 07/15/2019	8,934
	CDP Financial, Inc.
21,725	3.00%, 11/25/2014 ■	21,199
8,915	4.40%, 11/25/2019 ■	8,540
	Citigroup, Inc.
10,185	2.13%, 04/30/2012	10,294
10,085	6.01%, 01/15/2015	10,298
8,887	6.38%, 08/12/2014	9,304
5,912	8.13%, 07/15/2039	6,673
3,230	8.30%, 12/21/2057 Δ	3,109
4,839	8.50%, 05/22/2019	5,588
	Comerica Capital Trust II
5,858	6.58%, 02/20/2037 Δ	4,686
	Commonwealth Bank of Australia
11,028	5.00%, 10/15/2019 ■	10,949
	Corpoacion Andina De Fomento
530	8.13%, 06/04/2019	613
	Credit Agricole S.A.
13,846	6.64%, 05/31/2017 ■♠Δ	11,215
The accompanying notes are an integral part of these financial statements.

50

Shares or Principal Amount +		Market Value Ì
CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Finance and Insurance — (continued)
	First Union Capital I
$2,584	7.94%, 01/15/2027	$2,512
	Goldman Sachs Capital Trust II
16,356	5.79%, 06/01/2012 ♠Δ	12,676
	Goldman Sachs Group, Inc.
7,555	5.35%, 01/15/2016	7,847
	Guardian Life Insurance Co.
8,571	7.38%, 09/30/2039 ■	8,766
	Harley-Davidson Funding Corp.
8,468	5.75%, 12/15/2014 ■	8,597
	HCC Insurance Holdings, Inc.
7,107	6.30%, 11/15/2019	7,218
	Iberdrola Finance Ireland
8,604	5.00%, 09/11/2019 ■	8,562
	Jefferies Group, Inc.
7,713	8.50%, 07/15/2019	8,431
	JP Morgan Chase & Co.
6,382	3.70%, 01/20/2015	6,401
8,005	6.30%, 04/23/2019	8,806
	JP Morgan Chase Capital II
3,880	0.78%, 02/01/2027 Δ	2,765
	JP Morgan Chase Capital XXV
11,186	6.80%, 10/01/2037	11,114
	Liberty Mutual Group, Inc.
4,230	10.75%, 06/15/2058 ■	4,484
	Massachusetts Mutual Life Insurance Co.
5,950	8.88%, 06/01/2039 ■	7,297
	MBNA America Bank N.A.
7,200	7.13%, 11/15/2012	7,838
	Mellon Capital IV
13,374	6.24%, 06/20/2012 ♠Δ	10,967
	Merrill Lynch & Co., Inc.
16,355	6.05%, 05/16/2016	16,502
	Metropolitan Life Global Funding I
6,515	0.50%, 03/15/2012 ■Δ	6,417
3,400	5.13%, 06/10/2014 ■	3,598
	Morgan Stanley
10,070	5.38%, 10/15/2015	10,405
10,795	7.30%, 05/13/2019	12,122
	National City Bank of Ohio
1,100	4.50%, 03/15/2010	1,107
	New York Life Insurance Co.
9,046	6.75%, 11/15/2039 ■	9,251
	Northgroup Preferred Capital Corp.
11,208	6.38%, 10/15/2017 ■♠Δ	9,798
	PNC Preferred Funding Trust II
20,400	6.11%, 03/15/2012 ■♠Δ	14,378
	Prudential Financial, Inc.
16,990	4.75%, 09/17/2015	17,228
4,000	7.38%, 06/15/2019	4,485
	Prudential Holdings LLC
200	7.25%, 12/18/2023 ■	203
	Rabobank Netherlands
3,993	11.00%, 06/30/2019 ■♠	4,868
	Simon Property Group L.P.
4,376	5.30%, 05/30/2013	4,515
	State Street Capital Trust III
15,039	8.25%, 03/15/2042 Δ	15,403
	SunTrust Banks, Inc.
3,080	0.38%, 05/21/2012 Δ	2,947
	Svenska Handelsbanken AB
11,390	4.88%, 06/10/2014 ■	11,935
	Teachers Insurance & Annuity Association
8,378	6.85%, 12/16/2039 ■	8,661
	Temasek Financial I Ltd.
17,700	4.30%, 10/25/2019 ■	17,321
9,941	5.38%, 11/23/2039 ■	9,567
	UBS AG Stamford
9,320	5.88%, 12/20/2017	9,578
	USB Capital IX
4,392	6.19%, 04/15/2011 ♠Δ	3,530
	Wells Fargo Bank NA
8,015	0.48%, 05/16/2016 Δ	7,097
12,775	4.75%, 02/09/2015	13,027
	ZFS Finance USA Trust I
3,193	6.50%, 05/09/2037 ■Δ	2,698
		519,438
	Food Services — 0.0%
	Arcos Dorados S.A.
1,800	7.50%, 10/01/2019 ■	1,784
	Foreign Governments — 2.1%
	Brazil (Republic of)
3,152	8.00%, 01/15/2018	3,596
	Colombia (Republic of)
3,800	7.38%, 03/18/2019	4,304
	El Salvador (Republic of)
2,465	7.65%, 06/15/2035 ☐	2,428
2,300	8.25%, 04/10/2032 ☐	2,392
	Hungary (Republic of)
4,613	4.75%, 02/03/2015	4,571
	Japanese Government
JPY3,964,650	0.40%, 03/15/2011	42,700
	Peru (Republic of)
2,860	6.55%, 03/14/2037	2,974
3,145	7.13%, 03/30/2019	3,617
	Qatar (State of)
7,915	4.00%, 01/20/2015 ■	7,935
8,920	5.25%, 01/20/2020 ■	8,987
2,900	6.40%, 01/20/2040 ■	2,914
	Russian Federation Government
4,147	7.50%, 03/31/2030 ☐	4,681
	South Africa (Republic of)
4,295	5.88%, 05/30/2022	4,342
	United Mexican States
4,104	5.95%, 03/19/2019	4,340
		99,781
	Health Care and Social Assistance — 1.4%
	CVS Caremark Corp.
9,131	6.30%, 06/01/2037 Δ	7,875
	CVS Corp.
9,530	8.35%, 07/10/2031 ■	10,485
	Pfizer, Inc.
9,695	6.20%, 03/15/2019	10,777
10,090	7.20%, 03/15/2039	12,330
	Quest Diagnostics, Inc.
2,334	4.75%, 01/30/2020	2,280
3,110	6.40%, 07/01/2017	3,413

The accompanying notes are an integral part of these financial statements.

51

Hartford Total Return Bond HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Shares or Principal Amount +		Market Value Ì
CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Health Care and Social Assistance — (continued)
	Roche Holdings, Inc.
$9,745	5.00%, 03/01/2014 ■	$10,426
5,090	6.00%, 03/01/2019 ■	5,593
	Zimmer Holdings, Inc.
3,579	4.63%, 11/30/2019	3,547
		66,726
	Information — 2.9%
	AT&T, Inc.
8,185	6.55%, 02/15/2039	8,624
	Cellco Part — Verizon Wireless Capital
17,962	5.55%, 02/01/2014	19,494
7,500	8.50%, 11/15/2018	9,303
	Cingular Wireless Services, Inc.
12,600	8.75%, 03/01/2031	16,283
	GTE Corp.
165	8.75%, 11/01/2021	203
	Qwest Corp.
3,374	7.20%, 11/10/2026	3,054
9,026	7.25%, 10/15/2035	7,943
	Rogers Cable, Inc.
2,675	8.75%, 05/01/2032	3,363
	Rogers Wireless, Inc.
4,277	6.38%, 03/01/2014	4,735
	TCI Communications, Inc.
4,025	8.75%, 08/01/2015	4,769
	Telecom Italia Capital
5,000	7.18%, 06/18/2019	5,574
8,478	7.72%, 06/04/2038	9,761
	Telefonica Emisiones SAU
9,485	4.95%, 01/15/2015	10,139
	Time Warner Cable, Inc.
9,509	3.50%, 02/01/2015	9,395
6,061	8.25%, 04/01/2019	7,219
	Verizon Maryland, Inc.
1,500	8.30%, 08/01/2031	1,620
	Verizon Virginia, Inc.
13,805	4.63%, 03/15/2013	14,336
		135,815
	Machinery Manufacturing — 0.1%
	Xerox Corp.
4,012	4.25%, 02/15/2015	3,984
1,648	5.63%, 12/15/2019	1,646
		5,630
	Mining — 1.3%
	Anglo American Capital plc
18,193	9.38%, 04/08/2014 — 04/08/2019 ■	21,978
	Barrick Australia Finance
8,650	5.95%, 10/15/2039	8,442
	Barrick Gold Corp.
3,280	6.95%, 04/01/2019	3,693
	Rio Tinto Finance USA Ltd.
19,750	5.88%, 07/15/2013	21,311
4,965	9.00%, 05/01/2019	6,284
		61,708
	Miscellaneous Manufacturing — 0.6%
	Meccanica Holdings USA, Inc.
15,744	6.25%, 07/15/2019 — 01/15/2040 ■	16,261
	Tyco International Ltd.
9,096	8.50%, 01/15/2019	10,986
		27,247
	Nonmetallic Mineral Product Manufacturing — 0.1%
	Holcim Ltd.
3,469	6.00%, 12/30/2019 ■	3,611
	Petroleum and Coal Products Manufacturing — 2.6%
	Canadian Natural Resources Ltd.
1,689	6.25%, 03/15/2038	1,748
8,180	6.50%, 02/15/2037	8,677
	Cenovus Energy Inc.
9,731	5.70%, 10/15/2019 ■	10,150
	Consumers Energy Co.
4,000	5.15%, 02/15/2017	4,146
5,190	5.38%, 04/15/2013	5,573
4,620	6.70%, 09/15/2019	5,208
	Husky Energy, Inc.
2,947	7.25%, 12/15/2019	3,405
	Kazmunaigaz Finance Sub B.V.
3,650	8.38%, 07/02/2013 ☐	3,933
	Nabors Industries, Inc.
7,183	9.25%, 01/15/2019	8,797
	Occidental Petroleum Corp.
9,155	4.13%, 06/01/2016	9,222
	Petrobras International Finance Co.
5,185	5.75%, 01/20/2020	5,275
5,140	6.88%, 01/20/2040	5,282
	Petro-Canada
11,090	5.95%, 05/15/2035	10,945
	Rowan Companies, Inc.
5,548	7.88%, 08/01/2019	6,173
	Sempra Energy
5,218	6.50%, 06/01/2016	5,659
9,495	9.80%, 02/15/2019	11,851
	TNK-BP Finance S.A.
4,800	6.63%, 03/20/2017 ☐	4,692
	Valero Energy Corp.
9,686	9.38%, 03/15/2019	11,520
		122,256
	Pipeline Transportation — 0.5%
	Enbridge Energy Partners
6,654	6.50%, 04/15/2018	7,117
	Enterprise Products Operations LLC
8,848	6.50%, 01/31/2019	9,545
	TransCanada Pipelines Ltd.
7,691	7.25%, 08/15/2038	9,067
		25,729
	Primary Metal Manufacturing — 0.6%
	Alcan, Inc.
1,690	6.13%, 12/15/2033	1,719
1,735	7.25%, 03/15/2031	1,973
	ArcelorMittal
3,955	6.13%, 06/01/2018	4,081
8,700	7.00%, 10/15/2039	9,160
10,795	9.00%, 02/15/2015	12,750
		29,683

The accompanying notes are an integral part of these financial statements.

52

Shares or Principal Amount +		Market Value Ì
CORPORATE BONDS: INVESTMENT GRADE — (continued)
	Rail Transportation — 0.1%
	Canadian Pacific Railway Co.
$3,730	7.25%, 05/15/2019	$4,239
	Real Estate and Rental and Leasing — 0.7%
	COX Communications, Inc.
4,510	6.25%, 06/01/2018 ■	4,800
5,485	8.38%, 03/01/2039 ■	6,830
	ERAC USA Finance Co.
7,300	5.60%, 05/01/2015 ■	7,441
4,660	6.70%, 06/01/2034 ■	4,118
	US Bank Realty Corp.
10,700	6.09%, 01/15/2012 ■♠Δ	7,838
		31,027
	Utilities — 3.2%
	Alabama Power Co.
6,384	6.00%, 03/01/2039	6,728
	CenterPoint Energy Resources Corp.
5,475	6.13%, 11/01/2017	5,657
2,763	6.63%, 11/01/2037	2,810
	CenterPoint Energy, Inc.
7,475	6.85%, 06/01/2015	7,890
	Commonwealth Edison Co.
5,836	5.80%, 03/15/2018	6,189
	Detroit Edison Co.
3,875	6.13%, 10/01/2010	4,027
	Duke Energy Corp.
4,726	5.25%, 01/15/2018	4,949
3,960	7.00%, 11/15/2018	4,616
	EDP Finance B.V.
12,550	4.90%, 10/01/2019 ■	12,441
	Electricite de France
10,335	6.95%, 01/26/2039 ■	12,223
	Enel Finance International S.A.
8,010	3.88%, 10/07/2014 ■	8,108
8,879	6.00%, 10/07/2039 ■	8,926
	Florida Power Corp.
3,211	5.80%, 09/15/2017	3,481
	NiSource Finance Corp.
5,899	6.13%, 03/01/2022	6,020
	Northeast Utilities
4,375	5.65%, 06/01/2013	4,526
	Northern States Power Co.
5,735	6.25%, 06/01/2036	6,253
	Pacific Gas & Electric Co.
5,711	5.63%, 11/30/2017	6,097
	Pacific Gas & Electric Energy Recovery
	Funding LLC
6,208	8.25%, 10/15/2018	7,580
	PSEG Power
4,534	5.00%, 04/01/2014	4,683
	Public Service Co. of Colorado
4,287	6.50%, 08/01/2038	4,806
	Southern California Edison Co.
13,602	5.75%, 03/15/2014	15,040
	Virginia Electric & Power Co.
6,327	5.10%, 11/30/2012	6,833
		149,883
	Total corporate bonds: investment grade (cost $1,379,945)	$1,453,095
CORPORATE BONDS: NON-INVESTMENT GRADE — 7.3%
	Accommodation and Food Services — 0.4%
	Harrah’s Operating Co., Inc.
$6,480	11.25%, 06/01/2017 ■	$6,780
	MGM Mirage, Inc.
6,530	11.13%, 11/15/2017 ■	7,232
4,310	11.38%, 03/01/2018 ■	3,857
		17,869
	Arts, Entertainment and Recreation — 0.7%
	AMC Entertainment, Inc.
5,380	8.75%, 06/01/2019	5,488
	First Data Corp.
10,310	9.88%, 09/24/2015	9,614
3,290	10.55%, 09/24/2015	2,920
	TL Acquisitions, Inc.
5,350	10.50%, 01/15/2015 ■	5,116
	Universal City Development Partners Ltd.
3,233	8.88%, 11/15/2015 ■	3,164
	Virgin Media Finance plc
6,900	9.50%, 08/15/2016	7,409
		33,711
	Computer and Electronic Product Manufacturing — 0.1%
	Seagate Technology International
4,420	10.00%, 05/01/2014 ■	4,884
	Construction — 0.2%
	Desarrolladora Homes S.A.
1,182	7.50%, 09/28/2015	1,123
5,185	9.50%, 12/11/2019 ■	5,198
		6,321
	Finance and Insurance — 1.0%
	American General Finance Corp.
15,960	6.90%, 12/15/2017	11,082
	Drummond Co., Inc.
2,000	7.38%, 02/15/2016 ■	1,955
	Ford Motor Credit Co.
10,840	7.50%, 08/01/2012	10,932
	GMAC, Inc.
12,520	6.88%, 09/15/2011 ■	12,332
	LPL Holdings, Inc.
11,786	10.75%, 12/15/2015 ■	12,154
		48,455
	Food Manufacturing — 0.1%
	Smithfield Foods, Inc.
5,530	10.00%, 07/15/2014 ■	6,000
	Foreign Governments — 0.3%
	Indonesia (Republic of)
6,177	6.88%, 01/17/2018 ☐	6,764
The accompanying notes are an integral part of these financial statements.

53

Hartford Total Return Bond HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount +		Value Ì
CORPORATE BONDS: NON-INVESTMENT GRADE — (continued)
	Foreign Governments — (continued)
	Philippines (Republic of)
$1,440	6.38%, 10/23/2034	$1,411
3,926	6.50%, 01/20/2020	4,250
1,164	8.38%, 06/17/2019	1,411
		13,836
	Health Care and Social Assistance — 0.6%
	Biomet, Inc.
4,815	10.38%, 10/15/2017	5,224
	HCA, Inc.
16,570	9.25%, 11/15/2016	17,792
	Rite Aid Corp.
6,890	9.50%, 06/15/2017	5,995
		29,011
	Information — 1.5%
	Clearwire Corp.
5,740	12.00%, 12/01/2015 ■	5,826
	CSC Holdings, Inc.
3,930	8.50%, 04/15/2014 ■	4,185
	Frontier Communications Corp.
4,670	8.25%, 05/01/2014	4,869
	GXS Worldwide, Inc.
2,670	9.75%, 06/15/2015 ■	2,623
	Intelsat Bermuda Ltd.
8,670	9.25%, 06/15/2016 Ù	8,540
	Intelsat Corp.
4,470	9.25%, 06/15/2016	4,615
	Level 3 Financing, Inc.
6,670	12.25%, 03/15/2013	7,070
	Mobile Telesystems Finance S.A.
4,360	8.00%, 01/28/2012 ☐	4,551
	Sprint Capital Corp.
10,600	8.75%, 03/15/2032	9,991
	Videotron Ltee
3,650	9.13%, 04/15/2018	4,015
	Wind Acquisition Finance S.A.
8,090	11.75%, 07/15/2017 ■	8,838
2,195	12.25%, 07/15/2017 ■	2,162
	Windstream Corp.
4,120	8.63%, 08/01/2016	4,192
		71,477
	Machinery Manufacturing — 0.1%
	Case New Holland, Inc.
4,301	7.75%, 09/01/2013 ■	4,398
	Goodman Global, Inc.
1,475	13.50%, 02/15/2016	1,631
		6,029
	Mining — 0.2%
	Teck Resources Ltd.
6,530	10.75%, 05/15/2019	7,803
	Vedanta Resources plc
2,300	9.50%, 07/18/2018 ☐	2,335
		10,138
	Paper Manufacturing — 0.1%
	Georgia-Pacific LLC
3,500	8.25%, 05/01/2016 ■	3,710
	Petroleum and Coal Products Manufacturing — 0.2%
	Chesapeake Energy Corp.
1,527	7.00%, 08/15/2014	1,546
3,440	9.50%, 02/15/2015	3,776
	Petrohawk Energy Corp.
3,730	7.88%, 06/01/2015	3,767
		9,089
	Pipeline Transportation — 0.2%
	Dynegy Holdings, Inc.
3,520	7.75%, 06/01/2019	3,054
	El Paso Corp.
4,070	7.00%, 06/15/2017	4,036
		7,090
	Printing and Related Support Activities — 0.0%
	Harland Clarke Holdings
718	9.50%, 05/15/2015	667
	Professional, Scientific and Technical Services — 0.4%
	Affinion Group, Inc.
15,260	11.50%, 10/15/2015	15,985
	Real Estate and Rental and Leasing — 0.1%
	Hertz Corp.
6,115	8.88%, 01/01/2014	6,252
	Retail Trade — 0.4%
	Dollar General Corp.
3,426	10.63%, 07/15/2015	3,794
	Federated Retail Holdings, Inc.
5,130	5.90%, 12/01/2016	5,002
	Parkson Retail Group Ltd.
5,105	7.88%, 11/14/2011	5,193
	Supervalu, Inc.
4,665	8.00%, 05/01/2016	4,735
		18,724
	Transit and Ground Passenger Transportation — 0.0%
	Grupo Senda Autotransporte
560	10.50%, 10/03/2015 ■	454
	Utilities — 0.6%
	AES Corp.
5,270	8.00%, 10/15/2017	5,408
	AES El Salvador Trust
2,300	6.75%, 02/01/2016 ☐	2,042
	Calpine Corp.
5,199	7.25%, 10/15/2017 ■	4,991
	Energy Future Holdings Corp.
12,580	10.88%, 11/01/2017	10,284
	NRG Energy, Inc.
4,695	8.50%, 06/15/2019	4,813
		27,538
	Wholesale Trade — 0.1%
	McJunkin Red Man Corp.
3,870	9.50%, 12/15/2016 ■	3,783
	Total corporate bonds: non- investment grade (cost $328,109)	$341,023

The accompanying notes are an integral part of these financial statements.

54

		Market
Shares or Principal Amount +		Value Ì
MUNICIPAL BONDS — 0.8%
	General Obligations — 0.3%
	Chicago Metropolitan Water Reclamation
	Dist Taxable
$8,385	5.72%, 12/01/2038	$8,376
	Oregon School Boards Association, Taxable
	Pension
7,325	4.76%, 06/30/2028	6,193
		14,569
	Higher Education (Univ., Dorms, etc.) — 0.1%
	University of California
4,435	5.77%, 05/15/2043	4,303
	Tax Allocation — 0.0%
	California Urban IDA Taxable
275	6.10%, 05/01/2024	215
	Transportation — 0.4%
	Bay Area Toll Auth
8,325	6.26%, 04/01/2049	7,952
	North Texas Tollway Auth Rev Taxable
10,299	6.72%, 01/01/2049	10,698
		18,650
	Total municipal bonds
	(cost $39,555)	$37,737
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE t — 2.9%
	Administrative Waste Management and
	Remediation — 0.1%
	Affinion Group, Inc.
$3,606	2.73%, 10/17/2012 ±	$3,381
	Air Transportation — 0.1%
	United Air Lines, Inc.
4,260	2.31%, 02/01/2014 ±]	3,346
	Arts, Entertainment and Recreation — 0.2%
	Cedar Fair L.P.
441	2.23%, 08/30/2012 ±	434
1,763	4.23%, 12/31/2014 ±	1,740
	Cengage
1,267	2.75%, 07/05/2014 ±	1,149
	R.H. Donnelley, Inc.
1,779	3.75%, 10/24/2014 ±²	1,627
	Regal Cinemas, Inc.
3,664	4.00%, 10/27/2013 ±	3,643
		8,593
	Chemical Manufacturing — 0.3%
	Hexion Specialty Chemicals
3,104	2.56%, 05/05/2013 ±	2,630
	Huntsman International LLC
6,294	1.98%, 04/19/2014 ±	5,922
	Lyondell Chemical Co.
3,204	5.79%, 06/03/2010 ±]²	3,312
949	13.00%, 06/03/2010 ±]²	987
		12,851
	Finance and Insurance — 0.1%
	Brickman Group Holdings, Inc.
2,848	2.25%, 01/23/2014 ±	2,672
	Nuveen Investments, Inc.
3,495	3.28%, 11/13/2014 ±	3,055
		5,727
	Food Manufacturing — 0.1%
	Dole Food Co., Inc.
230	0.28%, 04/12/2013 ±	232
400	7.97%, 04/12/2013 ±	403
1,300	8.00%, 04/12/2013 ±	1,311
	Roundy’s Supermarkets, Inc.
3,073	6.25%, 11/09/2013 ±	3,050
		4,996
	Health Care and Social Assistance — 0.3%
	Community Health Systems, Inc., Delayed
	Draw Term Loan
294	2.51%, 07/25/2014 ±	275
	Community Health Systems, Inc., Term
	Loan B
5,745	2.51%, 07/25/2014 ±	5,431
	Golden Gate National
1,032	2.98%, 03/14/2011 ±	995
	HCA, Inc.
1,757	2.50%, 11/17/2013 ±	1,679
	IASIS Healthcare Capital Corp.
188	2.13%, 03/17/2014 ±	176
	IASIS Healthcare Capital Corp., Delayed
	Draw Term Loan
695	2.23%, 03/17/2014 ±	649
	IASIS Healthcare Capital Corp., Term
	Loan B
2,007	2.23%, 03/17/2014 ±	1,875
	Life Technologies Corp.
2,670	5.25%, 11/23/2015 ±	2,683
	Skilled Healthcare Group, Inc.
2,018	2.25%, 06/15/2012 ±	1,884
		15,647
	Information — 0.8%
	Charter Communications Operating LLC
2,612	2.24%, 03/06/2014 ±²	2,445
1,000	9.25%, 03/06/2014 ±²	1,020
	First Data Corp.
4,611	2.98%, 09/24/2014 ±	4,089
	Intelsat Bermuda Ltd., Tranche B2A
1,828	2.73%, 01/03/2014 ±	1,726
	Intelsat Bermuda Ltd., Tranche B2B
1,827	2.73%, 01/03/2014 ±	1,725
	Intelsat Bermuda Ltd., Tranche B2C
1,827	2.73%, 01/03/2014 ±	1,725
	Level 3 Communications Corp.
1,518	2.53%, 03/01/2014 ±	1,374
	Mediacom Broadband LLC, Term Loan D-1
5,879	1.97%, 01/31/2015 ±	5,499
	MetroPCS Wireless, Inc.
3,969	2.54%, 11/04/2013 ±	3,788
	UPC Financing Partnership
1,657	1.99%, 12/31/2014 ±	1,542
	West Corp.
968	2.61%, 10/24/2013 ±	914
1,406	4.11%, 07/15/2016 ±	1,340

The accompanying notes are an integral part of these financial statements.

55

Hartford Total Return Bond HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount +		Value Ì
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT
GRADE t — (continued)
	Information — (continued)
	WideOpenWest Finance LLC
$12,425	7.00%, 06/29/2015 ±	$10,230
		37,417
	Miscellaneous Manufacturing — 0.1%
	Graham Packaging Co., Inc.
3,769	6.75%, 04/15/2014 ±	3,787
	Motor Vehicle & Parts Manufacturing — 0.1%
	AM General LLC
115	0.23%, 09/30/2012 ±	110
2,417	3.27%, 09/30/2013 ±	2,308
	Lear Corp.
270	7.50%, 10/21/2014 ±	270
705	9.00%, 11/09/2012 ±	708
		3,396
	Paper Manufacturing — 0.2%
	Cenveo, Inc., Delayed Draw Term Loan
72	4.75%, 06/21/2013 ±	70
	Cenveo, Inc., Term Loan C
3,298	4.75%, 06/21/2013 ±	3,191
	Georgia-Pacific Corp.
4,428	2.26%, 12/20/2012 ±	4,278
	Georgia-Pacific LLC
2,745	3.50%, 12/20/2014 ±	2,726
		10,265
	Plastics and Rubber Products Manufacturing — 0.0%
	Graham Packaging Co., Inc.
377	2.50%, 12/31/2011 ±	371
	Real Estate and Rental and Leasing — 0.1%
	Realogy Corp.
3,755	3.29%, 10/10/2013 ±	3,321
	Retail Trade — 0.0%
	Michaels Stores, Inc.
1,412	2.56%, 10/31/2013 ±	1,279
1,900	4.81%, 07/31/2016 ±	1,790
		3,069
	Soap, Cleaning Compound and Toilet
	Manufacturing — 0.1%
	Jarden Corp.
3,206	3.50%, 01/24/2015 ±	3,169
	Utilities — 0.3%
	Calpine Corp.
5,770	3.14%, 03/29/2014 ±	5,460
	NRG Energy, Inc.
1,642	0.15%, 02/01/2013 ±	1,564
2,790	2.00%, 02/01/2013 ±	2,657
	Texas Competitive Electric
	Holdings Co. LLC
3,128	3.73%, 10/12/2014 ±	2,522
4,584	3.74%, 10/10/2014 ±	3,712
		15,915
	Total senior floating rate interests: non-
	investment grade
	(cost $137,634)	$135,251
U.S. GOVERNMENT AGENCIES — 26.6%
	Federal Home Loan Mortgage Corporation — 7.0%
$38,573	4.50%, 01/15/2040 ]	$38,477
35,801	5.00%, 06/01/2038	36,752
9,397	5.04%, 06/01/2035 Δ	9,891
22,048	5.38%, 08/01/2037 Δ	23,272
16,148	5.46%, 01/01/2037 Δ	17,020
2,409	5.48%, 05/01/2036 Δ	2,540
86,602	5.50%, 10/01/2018 — 01/15/2040 ]	90,800
56,261	6.00%, 04/01/2017 — 11/01/2037	60,060
37,669	6.50%, 07/01/2031 — 03/01/2038	40,358
8	7.50%, 09/01/2029 — 11/01/2031	9
		319,179
	Federal National Mortgage Association — 14.6%
34,716	4.50%, 09/01/2024 — 10/01/2024	35,751
2,277	4.67%, 06/01/2034 ‡Δ	2,377
7,089	4.68%, 09/01/2035 Δ	7,412
2,444	4.69%, 03/01/2035 ‡Δ	2,555
4,846	4.73%, 04/01/2035 Δ	5,070
2,239	4.84%, 07/01/2035 ‡Δ	2,342
5,128	4.85%, 04/01/2035 — 05/01/2035 ‡Δ	5,309
6,384	4.99%, 07/01/2035 Δ	6,741
244,029	5.00%, 02/01/2018 — 01/15/2040 ‡]	252,101
5,604	5.08%, 11/01/2035 Δ	5,883
10,224	5.24%, 02/01/2038 Δ	10,801
11,493	5.25%, 01/01/2038 Δ	12,144
133,402	5.50%, 12/01/2013 — 01/15/2040 ‡]	140,264
115,650	6.00%, 07/01/2012 — 01/15/2040 ‡]	122,656
58,998	6.50%, 11/01/2014 — 05/01/2038 ‡	63,248
5,104	7.00%, 02/01/2016 — 10/01/2037 ‡	5,600
889	7.50%, 11/01/2015 — 05/01/2032 ‡	1,005
2	8.00%, 04/01/2032 ‡	2
		681,261
	Government National Mortgage Association — 5.0%
132,126	4.50%, 02/20/2039 — 08/20/2039 ‡	132,201
78,269	5.00%, 06/15/2039 — 09/15/2039 ‡	80,639
18,887	5.50%, 03/15/2033 — 10/20/2034 ‡	19,907
12,781	6.50%, 06/15/2028 — 09/15/2032 ‡	13,797
33	7.00%, 06/20/2030 — 08/15/2031 ‡	37
5	8.50%, 11/15/2024 ‡	5
		246,586
	Total U.S. government agencies
	(cost $1,217,212)	$1,247,026
U.S.GOVERNMENT SECURITIES — 18.3%
	U.S. Treasury Securities — 18.3%
	U.S. Treasury Bonds — 6.0%
$279,880	1.38%, 03/15/2012	$280,514

The accompanying notes are an integral part of these financial statements.

56

			Market
Shares or Principal Amount +			Value Ì
U.S. GOVERNMENT SECURITIES — (continued)
	U.S. Treasury Notes — 12.3%
$304,720	1.00%, 09/30/2011 — 10/31/2011 ‡		$304,519
12,742	2.13%, 11/30/2014		12,440
150,416	2.25%, 05/31/2014		149,394
51,810	3.38%, 11/15/2019		49,835
64,228	4.50%, 08/15/2039 ‡		62,773
			578,961
			859,475
	Total U.S. government securities
	(cost $866,502)		$859,475
Contracts
CALL OPTIONS PURCHASED — 0.1%
	Long Call Future Option Contract — 0.1%
	U.S. 10 Year Note Option
6	Expiration: February, 2010, Exercise Price:
	117.00 Q		$3,243
4	Expiration: February, 2010, Exercise Price:
	119.50		291
			3,534
	Total call options purchased
	(cost $9,561)		$3,534
PUT OPTIONS PURCHASED — 0.0%
	Long Put Future Option Contract — 0.0%
	U.S. 10 Year Note Option
2	Expiration: February, 2010, Exercise Price:
	110.00		$120
	Total put options purchased
	(cost $758)		$120
Shares or Principal Amount
COMMON STOCKS — 0.0%
	Automobiles & Components — 0.0%
25	Lear Corp. ●		$1,683
	Telecommunication Services — 0.0%
—	XO Holdings, Inc. ●		—
	Total common stocks
	(cost $1,400)		$1,683
PREFERRED STOCKS — 0.0%
	Automobiles & Components — 0.0%
14	Lear Corp. Y●		$1,034
	Banks — 0.0%
330	Federal Home Loan Mortgage Corp.		346
	Total preferred stocks
	(cost $9,000)		$1,380
WARRANTS — 0.0%
	Automobiles & Components — 0.0%
3	Lear Corp. ●		$219
	Telecommunication Services — 0.0%
—	XO Holdings, Inc. Ù●		—
	Total warrants
	(cost $208)		$219
	Total long-term investments
	(cost $4,461,657)		$4,536,708
SHORT-TERM INVESTMENTS — 9.0%
	Investment Pools and Funds — 7.3%
211,649	JP Morgan U.S. Government Money Market
	Fund		$211,649
—	State Street Bank U.S. Government Money
	Market Fund		—
133,001	Wells Fargo Advantage Government Money
	Market Fund		133,001
			344,650
	Repurchase Agreements — 1.6%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 01/04/2010 in
	the amount of $30,445, collateralized by
	U.S. Treasury Bond 5.38%, 2031, value
	of $30,980)
$30,445	0.000%, 12/31/2009		$30,445
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing
	on 01/04/2010 in the amount of $25,656,
	collateralized by U.S. Treasury Bill
	2.75%, 2010, U.S. Treasury Bond 7.63%,
	2022, value of 26,170)
25,656	0.000%, 12/31/2009		25,656
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 01/04/2010 in the amount
	of $20,297, collateralized by
	U.S. Treasury Note 1.50%, 2013, value
	of $20,737)
20,297	0.000%, 12/31/2009		20,297
			76,398
	U.S. Treasury Bills — 0.1%
55	0.033%, 1/14/2010 ○Q		55
	Total short-term investments
	(cost $421,103)		$421,103
	Total investments
	(cost $4,882,760) ▲	105.7%	$4,957,811
	Other assets and liabilities	(5.7)%	(265,313)
	Total net assets	100.0%	$4,692,498
Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 10.6% of total net assets at December 31, 2009.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $4,878,905 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$178,224
Unrealized Depreciation	(99,318)
Net Unrealized Appreciation	$78,906

The accompanying notes are an integral part of these financial statements.

57

Hartford Total Return Bond HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at December 31, 2009, was $8,206, which represents 0.17% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2009.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $626,886, which represents 13.36% of total net assets.

☐
Securities contain some restrictions as to public resale. These secu- rities comply with Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, and determined to be liquid. At December 31, 2009, the market value of these securities amounted to $33,818 or 0.72% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

Y	Convertible security.

►	The interest rates disclosed for interest only strips represent effective yields based upon estimated future cash flows at December 31, 2009.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

]	The cost of securities purchased on a when-issued or delayed delivery basis at December 31, 2009 was $261,805.

±	The interest rate disclosed for these securities represents the average coupon as of December 31, 2009.

²	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

+	All principal amounts are in U.S. dollars unless otherwise indicated.

JPY — Japanese Yen

t
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

Q	At December 31, 2009, these securities were designated to cover open call options written as follows:

Issuer/ Exercise Price/	Number of	Market	Premiums	Appreciation
Expiration Date	Contracts *	Value Ì	Received	(Depreciation)
U.S. 10 Year
Note Option, $118.00,
Feb, 2010	6,290	$1,671	$3,290	$1,619

* The number of contracts does not omit 000’s.

Ù
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not reg- istered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period
Acquired	Shares/Par	Security	Cost Basis
04/2003	75	Americo Life, Inc., 7.88%,
		05/01/2013 - 144A	$74
03/2005	68,230	Banc of America Commercial
		Mortgage, Inc., 4.52%,
		09/11/2036 - 144A	153
05/2007 –	44,873	Bayview Commercial Asset Trust,
02/2009		7.00%, 07/25/2037 - 144A	6,031
08/2007	73,118	Bayview Commercial Asset Trust,
		7.50%, 09/25/2037 - 144A	9,879
10/2004	52,753	Bear Stearns Commercial Mortgage
		Securities, Inc., 4.07%, 07/11/2042	944
12/2004	44,382	Bear Stearns Commercial Mortgage
		Securities, Inc., 4.12%, 11/11/2041	670
04/2006 –	61,447	CBA Commercial Small Balance
06/2007		Commercial Mortgage, 2.03%,
		06/25/2038 - 144A	—
04/2006 –	36,922	CBA Commercial Small Balance
08/2007		Commercial Mortgage, 7.00%,
		07/25/2035 - 144A	46
02/2007	—	Citigroup Mortgage Loan Trust, Inc.,
		0.00%, 01/25/2037 - 144A	—
02/2007 –	1,387	Citigroup Mortgage Loan Trust, Inc.,
11/2009		12.00%, 01/25/2037 - 144A	2,247
08/2007	32,744	Countrywide Home Loans, Inc.,
		6.00%, 10/25/2037	32,151
06/2006	130,820	GE Business Loan Trust, 6.14%,
		05/15/2034 - 144A	137
06/2006 –	8,670	Intelsat Bermuda Ltd., 9.25%,
08/2006		06/15/2016	8,773
03/2007	1,675	JP Morgan Automotive Receivable
		Trust, 12.85%, 03/15/2012	1,675
11/2004	44,340	Merrill Lynch Mortgage Trust,
		3.96%, 10/12/2041 - 144A	749
10/2005 –	15,461	Morgan Stanley Dean Witter
08/2006		Capital I, 0.00%, 08/25/2032 - Reg D	323
04/2007	211	Nationstar Home Equity Loan Trust,
		0.00%, 03/25/2037 - 144A	211
11/2006	3,900	North Street Referenced Linked
		Notes, 1.33%, 04/28/2011 - 144A	3,801
03/2005	2,573	Popular ABS Mortgage Pass-
		Through Trust, 5.42%, 04/25/2035	2,573
06/2009	2,716	Residential Funding Mortgage
		Securities, Inc., 6.00%, 07/25/2037	1,987

The accompanying notes are an integral part of these financial statements.

58

Period
Acquired	Shares/Par	Security	Cost Basis
03/2008	11,917	Wells Fargo Alternative Loan Trust,
		6.25%, 11/25/2037	$9,630
05/2006	—	XO Holdings, Inc. Warrants	—

The aggregate value of these securities at December 31, 2009 was $69,338 which represents 1.48% of total net assets.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value Ì	Amount	Date	(Depreciation)
Euro (Buy)	$111,208	$113,778	01/11/10	$(2,570)
Euro (Sell)	111,209	114,542	01/11/10	3,333
Japanese Yen (Buy)	81,249	84,257	01/08/10	(3,008)
Japanese Yen (Sell)	123,820	129,179	01/08/10	5,359
				$3,114

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$456,165	$—	$411,266	$44,899
Call Options Purchased	3,534	3,534	—	—
Common Stocks ‡	1,683	1,683	—	—
Corporate Bonds: Investment Grade.	1,453,095	—	1,443,528	9,567
Corporate Bonds: Non-Investment Grade	341,023	—	341,023	—
Municipal Bonds	37,737	—	37,737	—
Preferred Stocks ‡	1,380	346	1,034	—
Put Options Purchased	120	120	—	—
Senior Floating Rate Interests: Non-Investment Grade	135,251	—	135,251	—
U.S. Government Agencies	1,247,026	—	1,247,026	—
U.S. Government Securities	859,475	49,835	809,640	—
Warrants ‡	219	219	—	—
Short-Term Investments	421,103	344,650	76,453	—
Total	$4,957,811	$400,387	$4,502,958	$54,466
Other Financial Instruments *	$10,311	$1,619	$8,692	$—
Liabilities:
Other Financial Instruments *	$5,578	$—	$5,578	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2008	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Purchases (Sales)	Transfers In and/or Out of Level 3	Balance as of December 31, 2009
Assets:
Asset & Commercial Mortgage Backed Securities	$38,854	$(24,338)	$23,081	*	$(3,327)	$10,629	$44,899
Corporate Bonds	17,206	(3,161)	4,020	†	1,292	(9,790)	9,567
Total	$56,060	$(27,499)	$27,101		$(2,035)	$839	$54,466
Other Financial Instruments ‡	$—	$— ☐	$—		$—	$—	$—
Liabilities:
Other Financial Instruments ‡	$—	$— ☐	$—		$—	$—	$—

*
Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $8,330. Change in unrealized gains or losses in the current period relating to assets still held at December 31, 2009 was $(278).

‡
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

☐	The realized gain (loss) earned for other financial instruments during the period ended December 31, 2009 was $921.

The accompanying notes are an integral part of these financial statements.

59

Hartford Series Fund, Inc.
Statements of Assets and Liabilities
December 31, 2009
(000’s Omitted)

		Hartford	Hartford
	Hartford	Capital	Dividend and
	Advisers	Appreciation	Growth
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at market value; (amortized cost for Money Market Fund) @	$4,183,767	$10,019,929	$5,006,480
Cash	41	109	—
Foreign currency on deposit with custodian #	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	2,598	—
Unrealized appreciation on swap contracts	115	—	—
Receivables:
Investment securities sold	2,411	47,155	7,862
Fund shares sold	260	5,102	47,728
Dividends and interest	16,168	15,933	8,039
Swap premiums paid	160	—	—
Total assets	4,202,922	10,090,826	5,070,109

Liabilities:
Unrealized depreciation on forward foreign currency contracts	—	282	—
Payables:
Investment securities purchased	12,480	70,836	1,995
Fund shares redeemed	2,977	10,790	3,856
Variation margin	—	—	—
Investment management fees	473	1,193	613
Administrative fees	231	552	277
Distribution fees	40	111	56
Accrued expenses	454	936	529
Written options	—	—	—
Total liabilities	16,655	84,700	7,326
Net assets	$4,186,267	$10,006,126	$5,062,783

Summary of Net Assets:
Capital stock and paid-in-capital	$5,381,464	$11,790,978	$5,167,241
Accumulated undistributed (distributions in excess of) net investment income (loss)	4,894	5,844	5,203
Accumulated net realized loss on investments and foreign currency transactions	(1,528,946)	(2,869,735)	(696,213)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	328,855	1,079,039	586,552
Net assets	$4,186,267	$10,006,126	$5,062,783
Shares authorized	9,500,000	5,000,000	4,000,000
Par value	$0.001	$0.001	$0.001
Class IA: Net asset value per share	$17.47	$36.63	$17.55
Shares outstanding	206,477	229,628	241,995
Net assets	$3,607,929	$8,410,214	$4,247,031
Class IB: Net asset value per share	$17.68	$36.32	$17.51
Shares outstanding	32,715	43,941	46,589
Net assets	$578,338	$1,595,912	$815,752
@ Cost of securities	$3,855,021	$8,943,351	$4,419,928
# Cost of foreign currency on deposit with custodian	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

60

Hartford	Hartford	Hartford		Hartford
International	Money	Small	Hartford	Total Return
Opportunities	Market	Company	Stock	Bond
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$1,463,476	$3,384,326	$1,218,593	$2,391,406	$4,957,811
1	—	1	—	121
—	—	—	—	1,659
1,988	—	—	—	8,692
—	—	—	—	—

326	—	10,723	2,041	3,645
483	1,660	12,982	217	2,186
1,240	1,555	482	2,610	38,444
—	—	—	—	—
1,467,514	3,387,541	1,242,781	2,396,274	5,012,558

11	—	—	—	5,578

601	—	7,411	10,699	306,857
2,354	18,839	328	1,489	4,775
—	—	140	—	—
194	—	166	177	334
80	45	68	132	257
15	—	14	23	54
198	402	146	252	534
—	—	—	—	1,671
3,453	19,286	8,273	12,772	320,060
$1,464,061	$3,368,255	$1,234,508	$2,383,502	$4,692,498

$1,772,149	$3,377,755	$1,461,453	$3,446,856	$4,977,934
45	—	(495)	1,649	12,027
(521,665)	(9,500)	(409,354)	(1,283,619)	(377,420)
213,532	—	182,904	218,616	79,957
$1,464,061	$3,368,255	$1,234,508	$2,383,502	$4,692,498
2,625,000	14,000,000	1,500,000	4,000,000	5,000,000
$0.001	$0.001	$0.001	$0.001	$0.001
$11.01	$1.00	$14.23	$36.10	$10.58
113,245	2,828,064	72,116	56,927	369,018
$1,247,179	$2,820,121	$1,026,150	$2,055,227	$3,902,957
$11.15	$1.00	$13.88	$36.06	$10.53
19,452	549,644	15,015	9,103	75,003
$216,882	$548,134	$208,358	$328,275	$789,541
$1,251,962	$3,384,326	$1,036,099	$2,172,790	$4,882,760
$—	$—	$—	$—	$1,484

61

Hartford Series Fund, Inc.
Statements of Operations
For the Year Ended December 31, 2009
(000’s Omitted)

		Hartford	Hartford
	Hartford	Capital	Dividend and
	Advisers	Appreciation	Growth
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$52,843	$137,507	$130,862
Interest	57,714	8,615	102
Securities lending	—	—	—
Less: Foreign tax withheld	(913)	(5,288)	(2,398)
Total investment income, net	109,644	140,834	128,566
Expenses:
Investment management fees	16,107	36,065	19,644
Administrative service fees	7,845	16,599	8,832
Distribution fees — Class IB	1,349	3,506	1,860
Custodian fees	41	212	11
Accounting services fees	628	1,428	618
Board of Directors’ fees	99	181	111
Audit fees	88	151	100
Treasury guarantee insurance	—	—	—
Other expenses	810	1,830	1,025
Total expenses (before waivers and fees paid indirectly)	26,967	59,972	32,201
Expense waivers	—	—	—
Commission recapture	(292)	(968)	(189)
Custodian fee offset	(20)	—	—
Total waivers and fees paid indirectly	(312)	(968)	(189)
Total expenses, net	26,655	59,004	32,012
Net investment income	82,989	81,830	96,554
Net Realized Loss on Investments, Other Financial Instruments and Foreign
Currency Transactions:
Net realized gain (loss) on investments	(719,781)	(786,577)	(424,171)
Net realized gain (loss) on futures	(573)	—	—
Net realized gain on written options	—	—	—
Net realized gain (loss) on swap contracts	19	—	—
Net realized gain (loss) on forward foreign currency contracts	342	(1,582)	—
Net realized gain (loss) on other foreign currency transactions	(510)	2,828	—
Net Realized Loss on Investments, Other Financial Instruments and Foreign
Currency Transactions	(720,503)	(785,331)	(424,171)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments
and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,668,224	3,879,205	1,324,604
Net unrealized depreciation of futures	—	—	—
Net unrealized appreciation of written options	—	—	—
Net unrealized appreciation of swap contracts	115	—	—
Net unrealized appreciation (depreciation) of forward foreign currency contracts	(25)	2,185	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	14	193	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	1,668,328	3,881,583	1,324,604
Net Gain on Investments, Other Financial Instruments and Foreign Currency
Transactions	947,825	3,096,252	900,433
Payment from Affiliate	—	273	106
Net Increase in Net Assets Resulting from Operations	$1,030,814	$3,178,355	$997,093

The accompanying notes are an integral part of these financial statements.

62

Hartford	Hartford	Hartford		Hartford
International	Money	Small	Hartford	Total Return
Opportunities	Market	Company	Stock	Bond
HLS Fund	HLS Fund	HLS Fund	HLS Fund	HLS Fund

$34,677	$—	$6,919	$42,476	—
60	14,995	37	107	218,691
—	—	28	—	—
(3,655)	—	(8)	(788)	—
31,082	14,995	6,976	41,795	218,691

6,294	8,832	5,347	5,829	11,021
2,551	8,843	2,124	4,313	8,467
481	295	451	738	1,886
106	6	43	30	46
204	442	127	216	762
32	135	27	54	107
34	167	24	47	117
—	1,802	—	—	—
464	1,147	308	597	976
10,166	21,669	8,451	11,824	23,382
—	(7,534)	—	—	—
(62)	—	(278)	(244)	—
—	(1)	—	—	—
(62)	(7,535)	(278)	(244)	—
10,104	14,134	8,173	11,580	23,382
20,978	861	(1,197)	30,215	195,309

(72,695)	34	(106,473)	(522,770)	(130,534)
—	—	5,584	—	(1,915)
—	—	—	—	133
—	—	—	—	(7,152)
(3,638)	—	(223)	258	(11,524)
3,110	—	(151)	(355)	11,827

(73,223)	34	(100,961)	(522,867)	(139,165)

418,731	—	393,452	1,245,796	520,894
—	—	(17)	—	(823)
—	—	—	—	1,619
—	—	—	—	1,500
1,991	—	(8)	(25)	5,494

99	—	5	13	143

420,821	—	392,432	1,245,784	528,827

347,598	3,534	291,471	722,917	389,662
3,351	3,500	1,017	90	—
371,927	$4,395	$291,291	$753,222	$584,971

63

Hartford Series Fund, Inc.
Statements of Changes in Net Assets

(000’s Omitted)

	Hartford		Hartford
	Advisers		Capital Appreciation
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$82,989	$137,734	$81,830	$125,222
Net realized loss on investments, other financial instruments and foreign currency transactions	(720,503)	(752,411)	(785,331)	(2,043,113)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	1,668,328	(1,448,267)	3,881,583	(4,503,815)
Payment from affiliate	—	—	273	—
Net increase (decrease) in net assets resulting from operations	1,030,814	(2,062,944)	3,178,355	(6,421,706)
Distributions to Shareholders:
From net investment income
Class IA	(73,154)	(139,941)	(65,595)	(115,061)*
Class IB	(10,271)	(20,362)	(9,405)	(19,428)*
From net realized gain on investments
Class IA	—	(30,655)	—	(938,545)
Class IB	—	(5,074)	—	(219,929)
From tax-return of capital
Class IA	—	—	—	(51,895)*
Class IB	—	—	—	(11,359)*
Total distributions	(83,425)	(196,032)	(75,000)	(1,356,217)
Capital Share Transactions:
Class IA
Sold	62,103	116,973	795,821	956,013
Issued on reinvestment of distributions	73,154	170,596	65,595	1,105,501
Redeemed	(749,298)	(1,235,301)	(1,052,608)	(1,832,987)
Total capital share transactions	(614,041)	(947,732)	(191,192)	228,527
Class IB
Sold	19,980	45,838	116,122	275,690
Issued on reinvestment of distributions	10,271	25,436	9,405	250,716
Redeemed	(130,857)	(282,515)	(344,613)	(721,700)
Total capital share transactions	(100,606)	(211,241)	(219,086)	(195,294)
Net increase (decrease) from capital share transactions	(714,647)	(1,158,973)	(410,278)	33,233
Net increase (decrease) in net assets	232,742	(3,417,949)	2,693,077	(7,744,690)
Net Assets:
Beginning of period	3,953,525	7,371,474	7,313,049	15,057,739
End of period	$4,186,267	$3,953,525	$10,006,126	$7,313,049
Accumulated undistributed (distribution in excess of) net investment income	$4,894	$5,796	$5,844	$107
Shares:
Class IA
Sold	4,010	6,258	27,376	25,491
Issued on reinvestment of distributions	4,239	11,601	1,786	27,446
Redeemed	(50,470)	(69,104)	(37,023)	(46,572)
Total share activity	(42,221)	(51,245)	(7,861)	6,365
Class IB
Sold	1,260	2,395	3,965	6,314
Issued on reinvestment of distributions	589	1,697	257	6,168
Redeemed	(8,768)	(15,458)	(11,789)	(17,382)
Total share activity	(6,919)	(11,366)	(7,567)	(4,900)

* See Federal Income Taxes in the Notes to Financial Statements regarding the reclassified 2008 Distributions to Shareholders amounts.

The accompanying notes are an integral part of these financial statements.

64

Hartford		Hartford		Hartford		Hartford
Dividend and Growth		International Opportunities		Money Market		Small Company
HLS Fund		HLS Fund		HLS Fund		HLS Fund
For the	For the	For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008	2009	2008	2009	2008

$97,336	$129,268	$20,978	$40,227	$861	$78,080	$(1,197)	$1,524

(424,171)	(264,886)	(73,223)	(443,960)	3,534	(13,032)	(100,961)	(297,169)

1,323,822	(2,110,000)	420,821	(574,964)	—	—	392,432	(377,603)
106	—	3,351	—	—	—	1,017	—
997,093	(2,245,618)	371,927	(978,697)	4,395	65,048	291,291	(673,248)

(84,260)	(108,479)	(21,709)	(33,867)	(2,502)	(65,065)	(117)	(1,145)
(14,651)	(20,732)	(3,275)	(5,334)	(316)	(11,060)	—	—

—	(102,838)	—	(67,380)	—	—	—	(3,860)
—	(24,561)	—	(13,034)	—	—	—	(935)

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(98,911)	(256,610)	(24,984)	(119,615)	(2,818)	(76,125)	(117)	(5,940)

388,239	550,662	102,964	203,674	1,474,789	4,105,607	183,208	264,282
84,260	211,317	21,709	101,247	2,450	64,851	117	5,005
(604,731)	(946,202)	(218,597)	(365,227)	(3,085,660)	(1,958,058)	(194,170)	(216,867)
(132,232)	(184,223)	(93,924)	(60,306)	(1,608,421)	2,212,400	(10,845)	52,420

53,352	106,679	35,488	49,255	311,880	765,243	31,022	102,296
14,651	45,293	3,275	18,368	313	11,013	—	935
(176,922)	(403,920)	(63,176)	(117,772)	(538,756)	(453,017)	(49,332)	(109,193)
(108,919)	(251,948)	(24,413)	(50,149)	(226,563)	323,239	(18,310)	(5,962)
(241,151)	(436,171)	(118,337)	(110,455)	(1,834,984)	2,535,639	(29,155)	46,458
657,031	(2,938,399)	228,606	(1,208,767)	(1,833,407)	2,524,562	262,019	(632,730)

4,405,752	7,344,151	1,235,455	2,444,222	5,201,662	2,677,100	972,489	1,605,219
$5,062,783	$4,405,752	$1,464,061	$1,235,455	$3,368,255	$5,201,662	$1,234,508	$972,489
$5,203	$6,857	$45	$1,291	$—	$1,955	$(495)	$(5)

25,713	29,615	11,051	16,513	1,474,750	4,105,606	16,106	17,252
4,873	12,502	2,025	8,948	2,450	64,851	9	331
(41,155)	(51,011)	(24,361)	(30,701)	(3,085,660)	(1,958,057)	(16,051)	(14,953)
(10,569)	(8,894)	(11,285)	(5,240)	(1,608,460)	2,212,400	64	2,630

3,519	5,386	3,752	3,955	311,872	765,243	2,788	6,753
850	2,633	302	1,571	313	11,013	—	55
(11,967)	(21,227)	(6,848)	(9,716)	(538,756)	(453,017)	(4,453)	(7,310)
(7,598)	(13,208)	(2,794)	(4,190)	(226,571)	323,239	(1,665)	(502)

65

Hartford Series Fund, Inc.
Statements of Changes in Net Assets — (continued)

(000’s Omitted)

	Hartford		Hartford
	Stock		Total Return Bond
	HLS Fund		HLS Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations:
Net investment income	$30,215	$45,411	$195,309	$238,177
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(522,867)	(704,495)	(139,165)	(191,862)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	1,245,784	(1,106,715)	528,827	(390,429)
Payment from affiliate	90	—	—	—
Net increase (decrease) in net assets resulting from operations	753,222	(1,765,799)	584,971	(344,114)
Distributions to Shareholders:
From net investment income
Class IA	(27,974)	(55,854)	(142,721)	(229,728)
Class IB	(3,748)	(7,717)	(27,279)	(52,707)
From net realized gain on investments
Class IA	—	(17,986)	—	—
Class IB	—	(2,943)	—	—
Total distributions	(31,722)	(84,500)	(170,000)	(282,435)
Capital Share Transactions:
Class IA
Sold	48,050	99,200	816,260	770,573
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	27,974	73,840	142,721	229,728
Redeemed	(454,561)	(679,323)	(563,303)	(790,149)
Total capital share transactions	(378,537)	(506,283)	395,678	210,152
Class IB
Sold	16,986	38,771	143,380	148,834
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	3,748	10,660	27,279	52,707
Redeemed	(78,853)	(156,074)	(197,309)	(371,685)
Total capital share transactions	(58,119)	(106,643)	(26,650)	(170,144)
Net increase (decrease) from capital share transactions	(436,656)	(612,926)	369,028	40,008
Net increase (decrease) in net assets	284,844	(2,463,225)	783,999	(586,541)
Net Assets:
Beginning of period	2,098,658	4,561,883	3,908,499	4,495,040
End of period	$2,383,502	$2,098,658	$4,692,498	$3,908,499
Accumulated undistributed (distribution in excess of) net investment income	$1,649	$3,404	$12,027	$(15,005)
Shares:
Class IA
Sold	1,658	2,511	79,486	71,178
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	796	2,504	13,402	24,309
Redeemed	(15,542)	(17,972)	(55,827)	(73,845)
Total share activity	(13,088)	(12,957)	37,061	21,642
Class IB
Sold	585	979	14,011	13,597
Issued in merger	—	—	—	—
Issued on reinvestment of distributions	107	356	2,573	5,593
Redeemed	(2,726)	(4,089)	(19,528)	(34,668)
Total share activity	(2,034)	(2,754)	(2,944)	(15,478)

The accompanying notes are an integral part of these financial statements.

66

Hartford Series Fund, Inc.
Notes to Financial Statements
December 31, 2009
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end management investment company comprised of thirty-four portfolios, eight portfolios of which are included in these financial statements (each a “Fund” or together the “Funds”). They are Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund and Hartford Total Return Bond HLS Fund.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is organized as a diversified open-end management investment company.

Class IB shares are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution fees charged pursuant to the Distribution and Service Plan. The Distribution and Service Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation — Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAVof their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Funds are valued on the basis of valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Fund’s Board of Directors. Generally, each Fund may use fair valuation in regard to debt securities when a Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund’s and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

67

Hartford Series Fund, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of that Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Funds’ Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Funds’ Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Funds’ Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedules of Investments.

c)
Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

68

d)
Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc., (“The Hartford”) or Wellington Management Company LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements — A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2009.

f)
Securities Lending — The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

While securities are on loan, each Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. No Funds had securities on loan as of December 31, 2009.

g)
Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts that obligate the Funds to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Certain Funds had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of December 31, 2009.

h)
Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds may use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Certain Funds, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities, as of December 31, 2009.

i)
Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Hartford Money Market HLS Fund seeks to maintain a stable NAV of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method, which approximates fair value. Normally, dividends are declared daily and distributed monthly.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)
Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors. Certain Funds, as shown in the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2009.

69

Hartford Series Fund, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

k)
Securities Purchased on a When-Issued or Delayed-Delivery Basis — Delivery and payment for securities that have been purchased by the Funds on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Funds identify securities segregated in their records with value at least equal to the amount of the commitment. Certain Funds, as shown in the Schedule of Investments, had when-issued or delayed delivery securities as of December 31, 2009.

In connection with the Funds’ ability to purchase securities on a when-issued or forward commitment basis, certain Funds may enter into “dollar rolls” in which a Fund sells securities and contracts with the same counterparty to repurchase similar (same type, coupon, and maturity), but not identical securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. The Fund would benefit to the extent of any difference between the price received for the securities and the lower forward price for the future purchase plus fee income received.

l)
Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

m)
U.S. Government Agencies — Certain Funds, as shown in the Schedule of Investments, may invest in Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) securities. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed the FHLMC and the FNMA, two government-sponsored enterprises (“GSEs”), in conservatorship. As conservator, the FHFA has full powers to control the assets and operations of the firms. Dividends to common and preferred shareholders are suspended, but the U.S. Treasury has put in place a set of financing agreements to ensure that the GSEs continue to meet their obligations to holders of bonds that they issued or guaranteed.

n)
Senior Floating Rate Interests — Certain Funds, as shown in the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non- payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

n)
Prepayment Risks — Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

p)
Credit Default Swaps — The Funds are subject to credit risk in the normal course of pursuing their investment objectives. Certain Funds may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the agreement. For credit default swap contracts on credit indices at December 31, 2009, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default of other credit event occurring as defined under the terms of the agreement. The Funds are also subject to counterparty risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. A Fund will generally not buy protection on issuers that are not currently held by such Fund. Hartford Advisers HLS Fund as shown in the Schedule of Investments, had an outstanding credit default swap as of December 31, 2009.

70

q)
Interest Rate Swaps — The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because certain funds hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain their ability to generate income at prevailing market rates, certain Funds may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (i.e. LIBOR, etc.), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. As of December 31, 2009, there were no outstanding interest rate swap agreements.

r)
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

s)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of December 31, 2009.

Hartford Advisers HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Credit contracts	Unrealized appreciation on swap contracts	$115

Hartford Capital Appreciation HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward	$2,598	Unrealized depreciation on forward	$282
	foreign currency contracts		foreign currency contracts

Hartford International Opportunities HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Foreign exchange contracts	Unrealized appreciation on forward	$1,988	Unrealized depreciation on forward	$11
	foreign currency contracts		foreign currency contracts

Hartford Small Company HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Equity contracts	Summary of Net Assets — Unrealized	$408
	appreciation

71

Hartford Series Fund, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

Hartford Total Return Bond HLS Fund

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location

Interest rate contracts	Investments in securities, at value	$3,654	Written Options, Market Value	$1,671
	(Purchased Options), Market Value
Foreign exchange contracts	Unrealized appreciation on forward	8,692	Unrealized depreciation on forward	5,578
	foreign currency contracts		foreign currency contracts

With the exception of the following Funds and specifically the derivatives so noted, the volume of the derivatives that is presented in the Schedules of Investments is consistent with derivative activity during the year ended December 31, 2009:

	Ratio of Futures	Monthly Twelve-Month
	Market Value to	Average of Ratio of
	Net Assets as of	Futures Market Value
	December 31, 2009	to Net Assets
Hartford Total Return Bond HLS Fund.	—%	6.92%

	Ratio of Foreign	Monthly Twelve-Month
	Forward Currency Contract	Average of Ratio of
	Market Value to	Foreign Forward Currency
	Net Assets as of	Contracts Market
	December 31, 2009	Value to Net Assets
Hartford International Opportunities HLS Fund	8.15%	2.32%

Realized Gain/Loss and change in Unrealized Appreciation (Depreciation) on Derivative Investments for the year ended December 31, 2009:

Hartford Advisers HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$—	$—	$(573)	$—	$—	$(573)
Foreign exchange contracts	—	—	—	342	—	342
Credit contracts	—	—	—	—	19	19
Total	$—	$—	$(573)	$342	$19	$(212)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(25)	$—	$(25)
Credit contracts	—	—	—	—	115	115
Total	$—	$—	$—	$(25)	$115	$90

Hartford Capital Appreciation HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(1,582)	$—	$(1,582)
Total	$—	$—	$—	$(1,582)	$—	$(1,582)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$2,185	$—	$2,185
Total	$—	$—	$—	$2,185	$—	$2,185

72

Hartford International Opportunities HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(3,638)	$—	$(3,638)
Total	$—	$—	$—	$(3,638)	$—	$(3,638)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$1,991	$—	$1,991
Total	$—	$—	$—	$1,991	$—	$1,991

Hartford Small Company HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(223)	$—	$(223)
Equity contracts	—	—	5,584	—	—	5,584
Total	$—	$—	$5,584	$(223)	$—	$5,361

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(8)	$—	$(8)
Equity contracts	—	—	(17)	—	—	(17)
Total	$—	$—	$(17)	$(8)	$—	$(25)

Hartford Stock HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$258	$—	$258
Total	$—	$—	$—	$258	$—	$258

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(25)	$—	$(25)
Total	$—	$—	$—	$(25)	$—	$(25)

Hartford Total Return Bond HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$133	$1,551	$(1,915)	$—	$—	$(231)
Foreign exchange contracts	—	—	—	(11,524)	—	(11,524)
Credit contracts	—	—	—	—	(7,152)	(7,152)
Total	$133	$1,551	$(1,915)	$(11,524)	$(7,152)	$(18,907)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Interest rate contracts	$1,619	$(6,665)	$(823)	$—	$—	$(5,869)
Foreign exchange contracts	—	—	—	5,494	—	5,494
Credit contracts	—	—	—	—	1,500	1,500
Total	$1,619	$(6,665)	$(823)	$5,494	$1,500	$1,125

73

Hartford Series Fund, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

t)
Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporate Law and the federal securities law. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

Certain Funds are subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange-traded through a clearing house. The clearing house requires sufficient collateral to cover margins. Certain Funds, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2009.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on a Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to a Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. Transactions involving written option contracts for the Funds during the year ended December 31, 2009, are summarized below:

	Hartford Total Return Bond HLS Fund
	Options Contract Activity During the
	Year Ended December 31, 2009
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	10,710	5,763
Expired	—	—
Closed	(4,420)	(2,473)
Exercised	—	—
End of Year	6,290	$3,290
* The number of contracts does not omit 000’s.

4.	Federal Income Taxes:

a)
Federal Income Taxes — For federal income tax purposes, the Funds intend to continue to qualify as RICs under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of RICs. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the  fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

74

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Funds for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	December 31, 2009			December 31, 2008
		Long-Term	Tax		Long-Term	Tax
	Ordinary	Capital	Return of	Ordinary	Capital	Return of
	Income	Gains(a)	Capital	Income	Gains(a)	Capital
Hartford Advisers HLS Fund	$83,425	$—	$—	$165,176	$30,856	$—
Hartford Capital Appreciation HLS Fund	75,000	—	—	421,639	871,324	63,254
Hartford Dividend and Growth HLS Fund	98,911	—	—	148,624	107,986	—
Hartford International Opportunities HLS Fund	24,984	—	—	97,735	21,880	—
Hartford Money Market HLS Fund	2,818	—	—	76,078	—	—
Hartford Small Company HLS Fund	117	—	—	1,146	4,794	—
Hartford Stock HLS Fund	31,722	—	—	78,096	6,404	—
Hartford Total Return Bond HLS Fund	170,000	—	—	282,435	—	—

(a) The Funds designate these distributions as long-term capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2009, the components of distributable earnings (deficit) on tax basis were as follows:

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and Other	Appreciation	Earnings
	Income	Capital Gain	Losses*	(Depreciation)@	(Deficit)
Hartford Advisers HLS Fund	$4,894	$—	$(1,437,552)	$237,461	$(1,195,197)
Hartford Capital Appreciation HLS Fund	8,246	—	(2,502,243)	709,145	(1,784,852)
Hartford Dividend and Growth HLS Fund	5,203	—	(680,126)	570,465	(104,458)
Hartford International Opportunities HLS Fund	2,022	—	(497,714)	187,604	(308,088)
Hartford Money Market HLS Fund	—	—	(9,500)	—	(9,500)
Hartford Small Company HLS Fund	476	—	(388,285)	160,864	(226,945)
Hartford Stock HLS Fund	1,649	—	(1,197,213)	132,210	(1,063,354)
Hartford Total Return Bond HLS Fund	15,144	—	(379,656)	79,079	(285,433)

* Certain Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

@ The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

In 2009 the Hartford Capital Appreciation HLS Fund amended its 2008 RIC tax return. The amended filing changed an election in the return creating a return of capital in the Fund for 2008. This change is reflected in the restated Statement of Changes for 2008. The election change and the return of capital do not affect the shareholders of the Fund and do not change the total net assets of the Fund

d)
Reclassification of Capital Accounts — The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2009, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital
Hartford Advisers HLS Fund	$(466)	$469	$(3)
Hartford Capital Appreciation HLS Fund	(1,366)	1,366	—
Hartford Dividend and Growth HLS Fund	(185)	189	(4)
Hartford International Opportunities HLS Fund	(591)	4,221	(3,630)
Hartford Money Market HLS Fund	2	(2)	—
Hartford Small Company HLS Fund	(193)	193	—
Hartford Stock HLS Fund	(338)	340	(2)
Hartford Total Return Bond HLS Fund	1,723	(1,723)	—

e)	Capital Loss Carryforward — At December 31, 2009 (tax-year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

75

Hartford Series Fund, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

	2010	2011	2012	2013	2014	2015	2016	2017	Total
Hartford Advisers HLS Fund	$—	$—	$—	$—	$—	$—	$455,474	$957,662	$1,413,136
Hartford Capital Appreciation HLS Fund	—	—	—	—	—	—	735,471	1,766,772	2,502,243
Hartford Dividend and Growth HLS Fund	—	—	—	—	—	—	39,088	641,038	680,126
Hartford International Opportunities HLS Fund	1,046	—	—	—	—	—	209,068	287,600	497,714
Hartford Money Market HLS Fund	—	—	—	—	—	—	9,500	—	9,500
Hartford Small Company HLS Fund	—	—	—	—	—	—	156,734	231,551	388,285
Hartford Stock HLS Fund	—	—	—	—	—	—	431,980	738,282	1,170,262
Hartford Total Return Bond HLS Fund	—	—	—	—	22,202	—	141,751	215,497	379,450

As of December 31, 2008, the following Funds elected to defer the following post October losses.

		Long-Term
Fund	Ordinary Income	Capital Gain
Hartford Advisers HLS Fund	$—	$24,416
Hartford Capital Appreciation HLS Fund	—	211
Hartford Stock HLS Fund	—	26,951
Hartford Total Return Bond HLS Fund	—	206

Based on certain provisions in the IRC, various limitations regarding the future utilization of capital losses in the Hartford International Opportunities HLS Fund.

f)
Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Funds’ financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

5.	Expenses:

a)
Investment Management Agreement — HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to an Investment Management Agreement for the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Funds.

HL Advisors has contracted with Wellington for the provision of day-to-day investment management services to Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund in accordance with each Fund’s investment objective and policies.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford Money Market HLS Fund, Hartford Small Company HLS Fund and Hartford Total Return Bond HLS Fund in accordance with each Fund’s investment objectives and policies.

Each Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management and Wellington, as applicable.

b)
Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the Funds, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund’s average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors’ fees).

The schedules below reflect the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered during the year ended December 31, 2009; the rates are accrued daily and paid monthly.

Hartford Capital Appreciation HLS Fund,
Hartford Dividend and Growth HLS Fund,
and Hartford International Opportunities HLS Fund

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%
Over $10 billion	0.6200%

Hartford Small Company HLS Fund

Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $500 million	0.6000%
On next $3.5 billion	0.5500%
On next $5 billion	0.5300%
Over $10 billion	0.5200%

76

Hartford Advisers HLS Fund

Average Daily Net Assets	Annual Fee
On first $250 million	0.6800%
On next $250 million	0.6550%
On next $500 million	0.6450%
On next $4 billion	0.5950%
On next $5 billion	0.5925%
Over $10 billion	0.5900%

Hartford Stock HLS Fund

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4475%
Over $10 billion	0.4450%

Hartford Total Return Bond HLS Fund

Average Daily Net Assets	Annual Fee
On first $250 million	0.5250%
On next $250 million	0.5000%
On next $500 million	0.4750%
On next $4 billion	0.4500%
On next $5 billion	0.4300%
Over $10 billion	0.4200%

Hartford Money Market HLS Fund

Average Daily Net Assets	Annual Fee
On next $5 billion	0.4000%
On next $5 billion	0.3800%
Over $10 billion	0.3700%

c)
Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Funds, HLIC provides accounting services to the Funds and receives monthly compensation based on each Fund’s average daily net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

The rates of compensation paid to HLIC is as follows:

Hartford Capital Appreciation HLS Fund
and Hartford Total Return Bond HLS Fund

Average Daily Net Assets	Annual Rate
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

Hartford Money Market HLS Fund
and Hartford Stock HLS Fund

Average Daily Net Assets	Annual Rate
All assets	0.010%

Hartford Dividend and Growth HLS Fund

Average Daily Net Assets	Annual Rate
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Hartford Advisers HLS Fund and
Hartford International Opportunities HLS

Average Daily Net Assets	Annual Rate
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

Hartford Small Company HLS Fund

Average Daily Net Assets	Annual Rate
On first $5 billion	0.012%
Over $5 billion	0.010%

d)
Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2009, a portion of the Funds’ chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Funds was in the amount of $79. Hartford Investment Services Company LLC (“HISC”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds. HISC was compensated $28 for providing such services. These fees are accrued daily and paid monthly.

On September 25, 2009, due to the realized losses incurred by the Hartford Money Market HLS Fund, HL Advisers paid $3,500 to the Fund to provide support to the Fund’s $1.00 NAV. The payment had no impact on the Fund’s Total Return. This amount is shown as an increase from payments by affiliate on the Statement of Operations.

For the year ended December 31, 2009, HL Advisers has reimbursed expenses or waived fees for Hartford Money Market HLS Fund to the extent necessary to prevent the Fund’s earnings from falling below the level of its expenses.

77

Hartford Series Fund, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

e)
Operating Expenses — Allocable expenses incurred by the Companies are allocated to each Fund and allocated to classes within a Fund in proportion to the average daily net assets of each Fund and class, except where allocation of certain expenses are more fairly made directly to the Fund or to specific classes within a Fund.

f)
Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisers, LLC and Russell Implementation Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2009, these amounts are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2009		2008		2007		2006		2005
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Hartford Advisers HLS Fund	0.65%	0.90%	0.63%	0.88%	0.63%	0.88%	0.62%	0.87%	0.64%	0.89%
Hartford Capital Appreciation HLS Fund	0.67	0.92	0.66	0.91	0.67	0.92	0.66	0.91	0.67	0.92
Hartford Dividend and Growth HLS Fund	0.68	0.93	0.66	0.91	0.67	0.92	0.66	0.91	0.66	0.91
Hartford International Opportunities HLS Fund	0.75	1.00	0.71	0.96	0.70	0.95	0.73	0.98	0.74	0.99
Hartford Money Market HLS Fund	0.32	0.34	0.42	0.67	0.42	0.67	0.48	0.73	0.49	0.74
Hartford Small Company HLS Fund	0.73	0.98	0.71	0.96	0.70	0.95	0.70	0.95	0.71	0.96
Hartford Stock HLS Fund	0.50	0.75	0.48	0.73	0.48	0.73	0.47	0.72	0.48	0.73
Hartford Total Return Bond HLS Fund	0.51	0.76	0.49	0.74	0.49	0.74	0.49	0.74	0.50	0.75

g)
Distribution Plan for Class IB shares — The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Hartford Money Market HLS Fund’s 12b-1 Plan of Distribution to zero for Class IB for a period of six months, effective March 1, 2009. Effective September 1, 2009, the Board of Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s 12b-1 plan. The Hartford Money Market HLS Fund’s actions may result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Hartford Money Market HLS Fund’s distributor to zero for Class IB during this time period. The Board’s action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of the 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. In January and February 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of Hartford Money Market HLS Fund’s 12b-1 fees that would have been paid, notwithstanding waivers of 12b-1 fees.

h)
Payment from (to) Affiliate — In July of 2007, The Hartford entered into a settlement with the Attorney Generals of the states of New York, Connecticut and Illinois relating to market timing and the company’s individual variable annuity contracts. The distribution plan provides that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to those HLS Funds on September 18, 2009, as follows:

Reimbursement
Fund	Amount
Hartford Capital Appreciation HLS Fund	$273
Hartford Dividend and Growth HLS Fund	106
Hartford International Opportunities HLS Fund	3,351
Hartford Small Company HLS Fund	1,017
Hartford Stock HLS Fund	90

These amounts are included as Payment from Affiliate on the Statements of Operations.

On June 8, 2007, Hartford Small Company HLS Fund was reimbursed for incorrect IPO allocations to the Fund.

78

On May 2, 2007, Hartford Small Company HLS Fund was reimbursed for trading reimbursements relating to the change in portfolio managers of the Fund.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of the Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Funds’ ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contracts owners.

The total return in the accompanying financial highlights includes payment from (to) affiliates. Had the payment from affiliates (as described above) been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment		Total Return
	from Affiliate for		Excluding
	Attorney Generals		Payments from
	Settlement		Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2009		December 31, 2009
Fund	Class IA	Class IB	Class IA	Class IB
Hartford Capital Appreciation HLS Fund	—%	—%	45.66%	45.30%
Hartford Dividend and Growth HLS Fund	—	—	24.67	24.36
Hartford International Opportunities HLS Fund	0.23	0.23	33.15	32.83
Hartford Small Company HLS Fund	0.08	0.09	29.18	28.90
Hartford Stock HLS Fund	—	—	41.53	41.18

	Impact from Payment		Impact from Payment
	from Affiliate for		from Affiliate for		Total Return
	Trading		Incorrect IPO		Excluding Payments
	Reimbursements for		Allocations		from Affiliate
	the Year Period Ended		for the Year Ended		for the Year Ended
	December 31, 2007		December 31, 2007		December 31, 2007
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Hartford Small Company HLS Fund	0.16	0.16	0.03	0.03	14.01	13.73

	Impact from Payment		Impact from Payment		Total Return
	from Affiliate for		from (to) Affiliate for		Excluding Payments
	SEC Settlement		Unrestricted Transfers		from (to) Affiliate for
	for the Year Ended		for the Year Ended		the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Hartford Advisers HLS Fund	0.09%	0.09%	—%	—%	10.61%	10.34%
Hartford Capital Appreciation HLS Fund	0.09	0.09	—	—	16.52	16.23
Hartford Dividend and Growth HLS Fund	0.06	0.06	0.01	0.01	20.29	19.99
Hartford International Opportunities HLS Fund	0.02	0.02	—	—	24.44	24.13
Hartford Small Company HLS Fund	0.14	0.14	—	—	14.29	14.00
Hartford Stock HLS Fund	0.11	0.12	0.01	0.01	14.53	14.24
Hartford Total Return Bond HLS Fund	—	—	—	—	4.80	4.54

	Impact from Payment		Total Return
	from Affiliate for		Excluding
	Unrestricted		Payments from
	Transfers		Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2005		December 31, 2005
Fund	Class IA	Class IB	Class IA	Class IB
Hartford Small Company HLS Fund	0.10	0.10	20.91	20.61

79

Hartford Series Fund, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

6.	Investment Transactions:

For the year ended December 31, 2009, the costs of purchases and sales of securities for Hartford Money Market HLS Fund were $43,328,806 and $45,151,926, respectively. For the year ended December 31, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds	Cost of
	Excluding	Excluding	Purchases for	Sales Proceeds for
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
	Obligations	Obligations	Obligations	Obligations
Hartford Advisers HLS Fund	$2,360,443	$3,401,110	$373,941	$128,381
Hartford Capital Appreciation HLS Fund	10,131,183	10,476,587	—	—
Hartford Dividend and Growth HLS Fund	1,460,399	1,796,489	—	—
Hartford International Opportunities HLS Fund	1,863,264	1,921,444	—	—
Hartford Small Company HLS Fund	1,899,887	1,926,875	—	—
Hartford Stock HLS Fund	1,780,647	2,236,312	—	—
Hartford Total Return Bond HLS Fund	5,509,199	5,709,918	4,799,744	4,064,298

7.	Line of Credit:

The Funds, except for Hartford Money Market HLS Fund, participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all Funds participating in the line of credit based on average net assets of the Funds. During the year ended December 31, 2009, the Funds did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

9.	Subsequent Events:

Management has evaluated subsequent events through February 18, 2010, the date of issuance of the Funds’ financial statements, and has determined that no additional items require recording or disclosure.

80

Hartford Series Fund, Inc.
Financial Highlights

	— Selected Per-Share Data (a) —										— Ratios and Supplemental Data —
				Net
				Realized								Net					Ratio of	Ratio of	Ratio of
				and				Distributions				Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends		from				(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net		Realized	Distributions			in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment		Capital	from		Total	Asset	End of	Total		at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income		Gains	Capital		Distributions	Value	Period	Return (b)		of Period	Waivers (c)	Waivers (c)	Net Assets	Rate (d)
Hartford Advisers HLS Fund
For the Year Ended December 31, 2009
Class IA	$13.69	$0.36	$—	$3.78	$4.14	$(0.36)		$—	$—		$(0.36)	$3.78	$17.47	30.29%		$3,607,929	0.65%	0.65%	2.15%	73%
Class IB	13.85	0.32	—	3.83	4.15	(0.32)		—	—		(0.32)	3.83	17.68	29.96		578,338	0.90	0.90	1.90	—
For the Year Ended December 31, 2008
Class IA	20.97	0.50	—	(7.09)	(6.59)	(0.58)		(0.11)	—		(0.69)	(7.28)	13.69	(31.64)		3,404,626	0.63	0.63	2.43	76
Class IB	21.18	0.47	—	(7.17)	(6.70)	(0.52)		(0.11)	—		(0.63)	(7.33)	13.85	(31.81)		548,899	0.88	0.88	2.18	—
For the Year Ended December 31, 2007
Class IA	22.60	0.55	—	0.90	1.45	(0.53)		(2.55)	—		(3.08)	(1.63)	20.97	6.64		6,291,220	0.63	0.63	2.13	47
Class IB	22.78	0.49	—	0.92	1.41	(0.46)		(2.55)	—		(3.01)	(1.60)	21.18	6.37		1,080,254	0.88	0.88	1.88	—
For the Year Ended December 31, 2006
Class IA	22.53	0.58	0.02	1.81	2.41	(0.57)		(1.77)	—		(2.34)	0.07	22.60	10.70	(e)	7,207,926	0.64	0.64	2.24	87
Class IB	22.70	0.51	0.02	1.83	2.36	(0.51)		(1.77)	—		(2.28)	0.08	22.78	10.43	(e)	1,252,293	0.89	0.89	1.99	—
For the Year Ended December 31, 2005
Class IA	23.04	0.54	—	1.12	1.66	(0.77)		(1.04)	(0.36)		(2.17)	(0.51)	22.53	7.24		8,157,354	0.66	0.65	1.96	89
Class IB	23.17	0.47	—	1.15	1.62	(0.69)		(1.04)	(0.36)		(2.09)	(0.47)	22.70	6.97		1,366,216	0.91	0.90	1.72	—
Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2009
Class IA	25.34	0.31	—	11.27	11.58	(0.29)		—	—		(0.29)	11.29	36.63	45.67	(e)	8,410,214	0.68	0.68	1.03	128
Class IB	25.14	0.25	—	11.14	11.39	(0.21)		—	—		(0.21)	11.18	36.32	45.30	(e)	1,595,912	0.93	0.93	0.79	—
For the Year Ended December 31, 2008
Class IA	52.46	0.46	—	(22.58)	(22.12)	(0.50	)(f)	(4.28)	(0.22	)(f)	(5.00)	(27.12)	25.34	(45.59)		6,017,984	0.67	0.67	1.12	131
Class IB	52.01	0.39	—	(22.37)	(21.98)	(0.39	)(f)	(4.28)	(0.22	)(f)	(4.89)	(26.87)	25.14	(45.73)		1,295,065	0.92	0.92	0.87	—
For the Year Ended December 31, 2007
Class IA	53.49	0.35	—	8.36	8.71	(0.07)		(9.67)	—		(9.74)	(1.03)	52.46	16.83		12,123,834	0.67	0.67	0.68	101
Class IB	53.21	0.22	—	8.28	8.50	(0.03)		(9.67)	—		(9.70)	(1.20)	52.01	16.53		2,933,905	0.92	0.92	0.42	—
For the Year Ended December 31, 2006
Class IA	52.99	0.50	0.04	7.88	8.42	(0.76)		(7.16)	—		(7.92)	0.50	53.49	16.61	(e)	11,746,831	0.67	0.67	0.82	73
Class IB	52.75	0.36	0.04	7.83	8.23	(0.61)		(7.16)	—		(7.77)	0.46	53.21	16.32	(e)	2,810,587	0.92	0.92	0.57	—
For the Year Ended December 31, 2005
Class IA	53.43	0.45	—	7.57	8.02	(0.52)		(7.94)	—		(8.46)	(0.44)	52.99	15.55		11,317,561	0.70	0.70	0.78	97
Class IB	53.18	0.25	—	7.59	7.84	(0.33)		(7.94)	—		(8.27)	(0.43)	52.75	15.26		2,793,612	0.95	0.95	0.53	—
Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2009
Class IA	14.37	0.35	—	3.19	3.54	(0.36)		—	—		(0.36)	3.18	17.55	24.68	(e)	4,247,031	0.69	0.69	2.24	34
Class IB	14.34	0.33	—	3.16	3.49	(0.32)		—	—		(0.32)	3.17	17.51	24.36	(e)	815,752	0.94	0.94	2.00	—
For the Year Ended December 31, 2008
Class IA	22.35	0.44	—	(7.57)	(7.13)	(0.44)		(0.41)	—		(0.85)	(7.98)	14.37	(32.43)		3,628,793	0.67	0.67	2.20	41
Class IB	22.28	0.42	—	(7.56)	(7.14)	(0.39)		(0.41)	—		(0.80)	(7.94)	14.34	(32.60)		776,959	0.92	0.92	1.95	—
For the Year Ended December 31, 2007
Class IA	22.79	0.42	—	1.44	1.86	(0.41)		(1.89)	—		(2.30)	(0.44)	22.35	8.26		5,842,788	0.67	0.67	1.70	27
Class IB	22.72	0.37	—	1.42	1.79	(0.34)		(1.89)	—		(2.23)	(0.44)	22.28	7.98		1,501,363	0.92	0.92	1.45	—
For the Year Ended December 31, 2006
Class IA	20.74	0.40	0.01	3.77	4.18	(0.41)		(1.72)	—		(2.13)	2.05	22.79	20.36	(e)	5,671,552	0.67	0.67	1.77	27
Class IB	20.68	0.35	0.01	3.74	4.10	(0.34)		(1.72)	—		(2.06)	2.04	22.72	20.06	(e)	1,603,952	0.92	0.92	1.52	—
For the Year Ended December 31, 2005
Class IA	20.83	0.36	—	0.87	1.23	(0.40)		(0.92)	—		(1.32)	(0.09)	20.74	5.96		4,978,773	0.67	0.67	1.70	26
Class IB	20.76	0.29	—	0.89	1.18	(0.34)		(0.92)	—		(1.26)	(0.08)	20.68	5.70		1,506,556	0.92	0.92	1.45	—
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2009
Class IA	8.40	0.16	0.03	2.61	2.80	(0.19)		—	—		(0.19)	2.61	11.01	33.46	(e)	1,247,179	0.76	0.76	1.68	152
Class IB	8.51	0.14	0.03	2.64	2.81	(0.17)		—	—		(0.17)	2.64	11.15	33.13	(e)	216,882	1.01	1.01	1.43	—
For the Year Ended December 31, 2008
Class IA	15.62	0.28	—	(6.68)	(6.40)	(0.28)		(0.54)	—		(0.82)	(7.22)	8.40	(42.25)		1,046,234	0.71	0.71	2.21	158
Class IB	15.78	0.27	—	(6.76)	(6.49)	(0.24)		(0.54)	—		(0.78)	(7.27)	8.51	(42.39)		189,221	0.96	0.96	1.96	—
For the Year Ended December 31, 2007
Class IA	15.23	0.18	—	3.77	3.95	(0.19)		(3.37)	—		(3.56)	0.39	15.62	27.43		2,027,078	0.71	0.71	1.13	135
Class IB	15.36	0.16	—	3.78	3.94	(0.15)		(3.37)	—		(3.52)	0.42	15.78	27.11		417,144	0.96	0.96	0.89	—
For the Year Ended December 31, 2006
Class IA	13.59	0.22	—	3.05	3.27	(0.40)		(1.23)	—		(1.63)	1.64	15.23	24.46	(e)	1,596,055	0.75	0.75	1.47	119
Class IB	13.52	0.18	—	3.07	3.25	(0.18)		(1.23)	—		(1.41)	1.84	15.36	24.15	(e)	382,371	1.00	1.00	1.24	—

81

Hartford Series Fund, Inc.

Financial Highlights — (continued)

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		of Period	Waivers (c)	Waivers (c)	Net Assets	Rate (d)
Hartford International Opportunities HLS Fund — (continued)
For the Year Ended December 31, 2005
Class IA	$11.86	$0.14	$—	$1.59	$1.73	$—	$—	$—	$—	$1.73	$13.59	14.62%		$1,251,426	0.78%	0.78%	1.22%	120%
Class IB	11.83	0.13	—	1.56	1.69	—	—	—	—	1.69	13.52	14.33		319,626	1.03	1.03	0.97	—
Hartford Money Market HLS Fund
For the Year Ended December 31, 2009
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.06		2,820,121	0.48	0.32	0.02	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.05		548,134	0.53	0.34	0.00	—
For the Year Ended December 31, 2008
Class IA	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.15		4,427,230	0.47	0.42	2.01	N/A
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89		774,432	0.72	0.67	1.80	—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95		2,224,124	0.47	0.42	4.83	N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		452,976	0.72	0.67	4.58	—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		1,558,433	0.48	0.48	4.63	N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43		319,926	0.73	0.73	4.38	—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84		1,353,836	0.49	0.49	2.79	N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58		264,040	0.75	0.75	2.54	—
Hartford Small Company HLS Fund
For the Year Ended December 31, 2009
Class IA	11.01	(0.01)	0.01	3.22	3.22	—	—	—	—	3.22	14.23	29.29	(e)	1,026,150	0.75	0.75	(0.07)	184
Class IB	10.76	(0.04)	0.01	3.15	3.12	—	—	—	—	3.12	13.88	29.01	(e)	208,358	1.00	1.00	(0.32)	—
For the Year Ended December 31, 2008
Class IA	18.62	0.02	—	(7.56)	(7.54)	(0.02)	(0.05)	—	(0.07)	(7.61)	11.01	(40.60)		793,078	0.71	0.71	0.16	194
Class IB	18.20	(0.01)	—	(7.38)	(7.39)	—	(0.05)	—	(0.05)	(7.44)	10.76	(40.73)		179,411	0.96	0.96	(0.09)	—
For the Year Ended December 31, 2007(g)
Class IA	19.07	—	0.04	2.57	2.61	(0.05)	(3.01)	—	(3.06)	(0.45)	18.62	14.23	(e)	1,292,444	0.70	0.70	(0.02)	167	(h)
Class IB	18.71	(0.05)	0.04	2.51	2.50	—	(3.01)	—	(3.01)	(0.51)	18.20	13.94	(e)	312,775	0.95	0.95	(0.27)	—
For the Year Ended December 31, 2006
Class IA	19.66	0.05	0.02	2.75	2.82	(0.04)	(3.37)	—	(3.41)	(0.59)	19.07	14.43	(e)	1,138,830	0.73	0.73	0.21	177
Class IB	19.38	—	0.02	2.70	2.72	(0.02)	(3.37)	—	(3.39)	(0.67)	18.71	14.14	(e)	304,757	0.98	0.98	(0.03)	—
For the Year Ended December 31, 2005
Class IA	16.25	(0.04)	0.02	3.43	3.41	—	—	—	—	3.41	19.66	21.01	(e)	1,017,271	0.75	0.75	(0.08)	106
Class IB	16.06	(0.05)	0.02	3.35	3.32	—	—	—	—	3.32	19.38	20.71	(e)	220,310	1.00	1.00	(0.34)	—
Hartford Stock HLS Fund
For the Year Ended December 31, 2009
Class IA	25.86	0.48	—	10.25	10.73	(0.49)	—	—	(0.49)	10.24	36.10	41.54	(e)	2,055,227	0.51	0.51	1.43	84
Class IB	25.84	0.39	—	10.24	10.63	(0.41)	—	—	(0.41)	10.22	36.06	41.18	(e)	328,275	0.76	0.76	1.19	—
For the Year Ended December 31, 2008
Class IA	47.11	0.59	—	(20.79)	(20.20)	(0.81)	(0.24)	—	(1.05)	(21.25)	25.86	(43.13)		1,810,864	0.49	0.49	1.38	89
Class IB	47.00	0.50	—	(20.72)	(20.22)	(0.70)	(0.24)	—	(0.94)	(21.16)	25.84	(43.27)		287,794	0.74	0.74	1.13	—
For the Year Ended December 31, 2007
Class IA	52.57	0.60	—	2.43	3.03	(0.57)	(7.92)	—	(8.49)	(5.46)	47.11	5.90		3,909,045	0.49	0.49	1.01	96
Class IB	52.45	0.45	—	2.44	2.89	(0.42)	(7.92)	—	(8.34)	(5.45)	47.00	5.64		652,838	0.74	0.74	0.76	—
For the Year Ended December 31, 2006
Class IA	49.21	0.72	0.06	6.41	7.19	(0.71)	(3.12)	—	(3.83)	3.36	52.57	14.65	(e)	4,498,001	0.49	0.49	1.27	97
Class IB	49.10	0.56	0.06	6.42	7.04	(0.57)	(3.12)	—	(3.69)	3.35	52.45	14.37	(e)	758,802	0.74	0.74	1.02	—
For the Year Ended December 31, 2005
Class IA	45.72	0.66	—	3.72	4.38	(0.89)	—	—	(0.89)	3.49	49.21	9.62		4,787,612	0.50	0.50	1.21	91
Class IB	45.59	0.51	—	3.74	4.25	(0.74)	—	—	(0.74)	3.51	49.10	9.35		770,163	0.75	0.75	0.96	—
Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2009
Class IA	9.54	0.46	—	0.98	1.44	(0.40)	—	—	(0.40)	1.04	10.58	15.01		3,902,957	0.51	0.51	4.67	215
Class IB	9.50	0.46	—	0.95	1.41	(0.38)	—	—	(0.38)	1.03	10.53	14.72		789,541	0.76	0.76	4.42	—
For the Year Ended December 31, 2008
Class IA	11.15	0.62	—	(1.49)	(0.87)	(0.74)	—	—	(0.74)	(1.61)	9.54	(7.62)		3,167,919	0.49	0.49	5.54	173
Class IB	11.09	0.67	—	(1.55)	(0.88)	(0.71)	—	—	(0.71)	(1.59)	9.50	(7.85)		740,580	0.74	0.74	5.27	—

82

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
				Net
				Realized						Net					Ratio of	Ratio of	Ratio of
				and			Distributions			Increase					Expenses	Expenses	Net
	Net Asset	Net		Unrealized	Total	Dividends	from			(Decrease)	Net Asset				to Average	to Average	Investment
	Value at	Investment	Payments	Gain	from	from Net	Realized	Distributions		in Net	Value at			Net Assets	Net Assets	Net Assets	Income to	Portfolio
	Beginning	Income	from (to)	(Loss) on	Investment	Investment	Capital	from	Total	Asset	End of	Total		at End	Before	After	Average	Turnover
	of Period	(Loss)	Affiliate	Investments	Operations	Income	Gains	Capital	Distributions	Value	Period	Return (b)		of Period	Waivers (c)	Waivers (c)	Net Assets	Rate (d)
Hartford Total Return Bond HLS Fund — (continued)
For the Year Ended December 31, 2007(g)
Class IA	$11.24	$0.60	$—	$(0.08)	$0.52	$(0.61)	$—	$—	$(0.61)	$(0.09)	$11.15	4.67%		$3,458,709	0.49%	0.49%	5.27%	223%
Class IB	11.19	0.57	—	(0.09)	0.48	(0.58)	—	—	(0.58)	(0.10)	11.09	4.41		1,036,331	0.74	0.74	5.01	—
For the Year Ended December 31, 2006(g)
Class IA	11.27	0.55	—	(0.01)	0.54	(0.57)	—	—	(0.57)	(0.03)	11.24	4.80	(e)	3,041,321	0.50	0.50	4.82	344
Class IB	11.20	0.51	—	—	0.51	(0.52)	—	—	(0.52)	(0.01)	11.19	4.54	(e)	1,040,408	0.75	0.75	4.56	—
For the Year Ended December 31, 2005
Class IA	11.94	0.44	—	(0.14)	0.30	(0.88)	(0.09)	—	(0.97)	(0.67)	11.27	2.45		2,745,115	0.50	0.50	4.09	190
Class IB	11.86	0.43	—	(0.17)	0.26	(0.83)	(0.09)	—	(0.92)	(0.66)	11.20	2.19		1,068,600	0.75	0.75	3.84	—

(a)	Information presented relates to a share outstanding throughout the indicated period.
(b)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(c)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.
(f)	See Federal Income Taxes in the Notes to Financial Statements regarding the reclassified 2008 Distribution to Shareholder amounts.
(g)	Per share amounts have been calculated using the average shares method.
(h)
During the year ended December 31, 2007, Hartford Small Company HLS Fund received a $12.6 million in-kind subscription of securities from a shareholder in exchange for shares of this fund. This payment-in-kind was excluded from the portfolio turnover rate calculation.

83

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford International Opportunities HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford Stock HLS Fund, and Hartford Total Return Bond HLS Fund (eight of the thirty-four portfolios constituting Hartford Series Fund, Inc.) (collectively, the “Funds”) as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Hartford Series Fund, Inc. at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 18, 2010

84

Hartford Series Fund, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to Hartford Series Fund, Inc. (“SF”), and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Funds can be found in the Statement of Operations herein. The Funds pay to The Hartford a portion of the chief compliance officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (1940) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/ regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

85

Hartford Series Fund, Inc.

Directors and Officers (Unaudited) — (continued)

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.
* Mr. Walters previously served as President and Chief Executive Officer of the Funds (2007-2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (SF) 1993 (SF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

86

Hartford Series Fund, Inc.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING
POLICIES AND PROXY VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2009 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

87

Hartford Series Fund, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2009 through December 31, 2009.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

			Expenses paid			Expenses paid
		Ending	during the period		Ending	during the period		Days	Days
	Beginning	Account Value	June 30, 2009	Beginning	Account Value	June 30, 2009	Annualized	in the	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	current	full
	June 30, 2009	2009	December 31, 2009	June 30, 2009	2009	December 31, 2009	ratio	1/2 year	year
Hartford Advisers HLS Fund
Class IA	$1,000.00	$1,188.80	$3.59	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class IB	$1,000.00	$1,187.30	$4.96	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Hartford Capital Appreciation HLS Fund
Class IA	$1,000.00	$1,260.04	$3.87	$1,000.00	$1,020.76	$3.46	0.68%	184	365
Class IB	$1,000.00	$1,259.70	$5.30	$1,000.00	$1,020.52	$4.74	0.93%	184	365
Hartford Dividend and Growth HLS Fund
Class IA	$1,000.00	$1,214.00	$3.85	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class IB	$1,000.00	$1,212.50	$5.24	$1,000.00	$1,020.47	$4.79	0.94%	184	365
Hartford International Opportunities HLS Fund
Class IA	$1,000.00	$1,237.10	$4.29	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class IB	$1,000.00	$1,235.50	$5.69	$1,000.00	$1,020.11	$5.14	1.01%	184	365
Hartford Money Market HLS Fund
Class IA	$1,000.00	$1,000.40	$1.01	$1,000.00	$1,024.20	$1.02	0.20%	184	365
Class IB	$1,000.00	$1,000.40	$1.01	$1,000.00	$1,024.20	$1.02	0.20%	184	365
Hartford Small Company HLS Fund
Class IA	$1,000.00	$1,228.70	$4.21	$1,000.00	$1,021.42	$3.82	0.75%	184	365
Class IB	$1,000.00	$1,228.33	$5.62	$1,000.00	$1,021.18	$5.10	1.00%	184	365

88

Hartford Series Fund, Inc.

Expense Example (Unaudited) — (continued)

			Expenses paid			Expenses paid
		Ending	during the period		Ending	during the period		Days	Days
	Beginning	Account Value	June 30, 2009	Beginning	Account Value	June 30, 2009	Annualized	in the	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	current	full
	June 30, 2009	2009	December 31, 2009	June 30, 2009	2009	December 31, 2009	ratio	1/2 year	year
Hartford Stock HLS Fund
Class IA	$1,000.00	$1,261.34	$2.91	$1,000.00	$1,021.61	$2.60	0.51%	184	365
Class IB	$1,000.00	$1,261.00	$4.33	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Hartford Total Return Bond HLS Fund
Class IA	$1,000.00	$1,074.50	$2.67	$1,000.00	$1,022.63	$2.60	0.51%	184	365
Class IB	$1,000.00	$1,073.20	$3.97	$1,000.00	$1,021.37	$3.87	0.76%	184	365

89

Hartford Series Fund, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (“Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements after an initial two year period. At a meeting held on August 4-5, 2009, the Boards of Directors (the “Board”) of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with HL Investment Advisors, LLC (“HL Advisors”), and the investment sub-advisory agreements between HL Advisors and each Fund’s respective sub-adviser(s) (“Sub-advisers,” and together with HL Advisors, “Advisers”) — Hartford Investment Management Company (“Hartford Investment Management”), and Wellington Management Company, LLP (collectively, the “Agreements”).(1)

In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Funds by the Advisers, and their affiliates. In addition, the Board received in-person presentations by officers of the Funds and representatives of HL Advisors at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds’ contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Funds’ management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HL Advisors concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Funds. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

(1) Certain Funds have entered into investment management agreements with HL Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company (“Hartford Life”), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

90

Hartford Series Fund, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, particularly the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of each Fund, including overseeing fund operations and service providers, and that it or Hartford Life provides administrative services to the Funds, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-advisers. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Funds’ officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors’ affiliates.

With respect to the Sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of the Funds’ portfolio managers, the Sub-advisers’ other investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-advisers’ method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the Sub-advisers.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Funds. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Funds to an appropriate universe of peer funds.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Funds’ gross and net returns, the Funds’ investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Funds’ portfolios, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Funds’ performance track record. The Board evaluated each Adviser’s analysis of the Funds’ performance for these time periods, with specific attention to information indicating underperformance of certain Funds relative to a peer group or benchmark for specific time periods, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. The Board also noted HL Advisors’ initiatives over the course of the year to improve Fund performance, including management’s action to institute portfolio manager changes for several Funds.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-advisers’ overall capabilities to manage each Fund.

Costs of the Services and Profitability

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Funds and HL Advisors’ profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds.

91

The Board also requested and received information relating to the operations and profitability of the Sub-advisers. With respect to those Funds which are sub-advised by Hartford Investment Management, the Board noted that the fees payable to Hartford Investment Management are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for HL Advisors and Hartford Investment Management were considered in the aggregate. The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by each Fund to HL Advisors and the total expense ratios of each Fund. In this regard, the Board requested and reviewed information from HL Advisors and each Sub-adviser relating to the management fees and total operating expenses for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund’s management fees and total expense ratios relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s fees and expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management fees and total operating expenses.

Based on these considerations, and the information about quality of services, profitability, economies of scale, and other matters discussed, the Board concluded that each Fund’s fees and total operating expenses are reasonable.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Funds and whether the fee levels reflect these economies of scale for the benefit of the Funds’ investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Funds, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Funds’ shareholders, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services.

The Board also considered that Hartford Investor Services Company, LLC (“HISC”), the Funds’ transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds’ transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

92

Hartford Series Fund, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

The Board also considered that Hartford Securities Distribution Company, Inc. as principal underwriter of the Funds receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the Sub-advisers from their proposed use of the Funds’ brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-advisers that the Sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board considered the benefits to shareholders of being part of The Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

93

HARTFORD SERIES FUND, INC.
HARTFORD HLS SERIES FUND II, INC.

Annual Report December 31, 2009 • Manager Discussions • Financials

Hartford Series Fund, Inc.
Hartford HLS Series Fund II, Inc.

Manager Discussions (Unaudited)	2
Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. Financial Statements:
Schedule of Investments as of December 31, 2009:
Hartford Global Growth HLS Fund	6
Hartford Growth Opportunities HLS Fund	9
Hartford Money Market HLS Fund	12
Statements of Assets and Liabilities as of December 31, 2009	16
Statements of Operations for the Year Ended December 31, 2009	17
Statements of Changes in Net Assets for the Years Ended December 31, 2009 and December 31, 2008	18
Notes to Financial Statements	20
Financial Highlights	30
Report of Independent Registered Public Accounting Firm	31
Directors and Officers (Unaudited)	32
How to Obtain a Copy of the Funds’ Proxy Voting Policies and Proxy Voting Records (Unaudited)	34
Quarterly Portfolio Holdings Information (Unaudited)	34
Shareholder Meeting Results (Unaudited)	35
Expense Example (Unaudited)	36
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	37

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadvisers and portfolio management team through the end of the period and is subject to change based on market and other conditions.

Hartford Global Growth HLS Fund inception 9/30/1998
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Investment goal – Seeks growth of capital.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Global Growth IA	35.64%	-1.14%	-0.49%
Global Growth IB	35.31%	-1.39%	-0.72%
MSCI World Growth Index	33.85%	2.90%	-2.23%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

Portfolio Managers
Matthew D. Hudson, CFA	Andrew S. Offit, CPA	Jean-Marc Berteaux
Vice President	Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?
The class IA shares of the Hartford Global Growth HLS Fund returned 35.64% for the twelve-month period ended December 31, 2009, outperforming the Fund’s benchmark, the MSCI World Growth Index, which returned 33.85% for the same period. The Fund underperformed the 40.18% return of the average fund in the Lipper Global Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
During the twelve-month period ended December 31, 2009, global equities declined through March amid increasing signs of a deeper and more protracted recession and then rebounded strongly as governments around the world increased their involvement to help mitigate the financial crisis. Some encouraging economic data and better than expected corporate earnings boosted investors’ enthusiasm for stocks and the market rallied dramatically from its March lows. For the period, Growth stocks (+34%) significantly outperformed Value stocks (+28%) as measured by the MSCI World Growth Index and the MSCI World Value Indexes, respectively. Within the MSCI World Growth Index, all ten sectors posted positive returns. Materials (63%), Information Technology (55%), and Energy (47%) performed the best, while the defensive Utilities (6%), Health Care (21%), and Consumer Staples (+22%) sectors lagged.

The Fund’s outperformance versus its benchmark was primarily due to security selection, particularly within the Financials and Consumer Discretionary sectors; however, this was partially offset by weaker selection in Industrials and Telecommunication Services. Relative performance also benefited from the Fund’s underweights to Utilities and Consumer Staples; however, the Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to Health Care and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Financials hurt relative (i.e. performance of the Fund as measured against the benchmark) results.

NetApp (Information Technology), Prudential Financial (Financials), and Goldman Sachs (Financials) were the leading contributors to benchmark-relative performance. Network storage equipment manufacturer NetApp reported better than expected quarterly earnings, driving shares higher. The company is gaining market share with its offering of low cost hardware combined with unified storage. Prudential Financial, a leading diversified financial services company, benefited as investors gained confidence that the worst of the financial crisis was behind the company. Shares rose after the firm reported better than expected first quarter earnings despite continued investment losses. Shares of leading investment bank Goldman Sachs moved higher as investors were attracted to the firm’s relatively clean balance sheet and improved competitive positioning within the investment banking industry. Investors also rewarded the company for repaying its TARP funds. Top absolute contributors included Apple (Information Technology) and Google (Information Technology).

2

The top detractors from the Fund’s relative performance were MetroPCS Communications (Telecommunication Services), SunPower (Industrials), and Wells Fargo (Financials). Shares of wireless broadband personal communications services company MetroPCS underperformed amid disappointing second quarter earnings results. Increasing competition in the pre-paid wireless market also led management to lower the outlook for average revenue per user. Shares of solar panel manufacturer SunPower moved lower after solar-sector peer First Solar commented on the potential risk of oversupply in the market. Diversified financial services company Wells Fargo saw its shares fall sharply during the period the Fund owned the stock as investors became concerned about the potential negative impact of the Wachovia acquisition on the company’s balance sheet. Nintendo (Information Technology) also detracted from absolute (i.e. total return) and relative returns.

What is the outlook?
Global economies continued the healing process during the latter part of the period. Our overall positioning is consistent with an improving economic outlook as aggressive stimulus measures have proven effective at providing liquidity and have eased financial market pressures. Against this backdrop, we continue to invest in globally competitive growth companies with accelerating fundamentals.

Portfolio construction is a bottom-up (i.e. stock by stock fundamental research) process based on intensive company research. Allocations among sectors are the result of individual stock decisions. At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the cyclical Consumer Discretionary, Information Technology, and Financials sectors. The Fund held below-benchmark weights in the traditionally defensive Consumer Staples, Health Care, and Utilities sectors. In Consumer Discretionary, we believe the cyclically oriented sector should perform well in an economic recovery. Top positions relative to the benchmark at the end of December included Microsoft, Xstrata, and Oracle. Our below-benchmark weight in Health Care reflects the fact that we are finding limited opportunities for growth in that sector relative to companies in other sectors.

Diversification by Industry
as of December 31, 2009
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.6%
Banks (Financials)	5.8
Capital Goods (Industrials)	10.7
Consumer Durables & Apparel (Consumer Discretionary)	2.8
Consumer Services (Consumer Discretionary)	2.9
Diversified Financials (Financials)	4.9
Energy (Energy)	8.9
Food & Staples Retailing (Consumer Staples)	1.4
Food, Beverage & Tobacco (Consumer Staples)	3.0
Household & Personal Products (Consumer Staples)	1.5
Insurance (Financials)	1.5
Materials (Materials)	11.0
Media (Consumer Discretionary)	1.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.6
Real Estate (Financials)	1.1
Retailing (Consumer Discretionary)	8.9
Semiconductors & Semiconductor Equipment
(Information Technology)	3.8
Software & Services (Information Technology)	8.1
Technology Hardware & Equipment (Information Technology)	11.8
Telecommunication Services (Services)	2.0
Short-Term Investments	0.7
Other Assets and Liabilities	–
Total	100.0%

Diversification by Country
as of December 31, 2009
Percentage of
Country	Net Assets
Brazil	2.5%
Canada	2.6
China	0.7
Denmark	1.3
France	0.9
Germany	5.1
Hong Kong	5.7
Israel	1.6
Japan	7.8
Spain	1.2
Switzerland	4.7
Taiwan	1.4
United Kingdom	12.0
United States	51.8
Short-Term Investments	0.7
Other Assets and Liabilities	–
Total	100.0%

3

Hartford Growth Opportunities HLS Fund inception 3/24/1987
(subadvised by Wellington Management Company, LLP)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

Russell 1000 Growth Index is an unmanaged index which measures the  performance of those Russell 1000 Index companies with higher price-to-book  ratios and higher forecasted growth values.

Russell 3000 Growth Index is an unmanaged index that measures the  performance of those Russell 3000 Index companies with higher price-to-book  ratios and higher forecasted growth values.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data  represents past performance and current performance could be higher or lower.

Investment goal – Seeks capital appreciation.

Average Annual Returns(2) (as of 12/31/09)

	1	5	10
	Year	Year	Year
Growth Opportunities IA	29.61%	3.54%	1.53%
Growth Opportunities IB	29.29%	3.29%	1.28%
Russell 1000 Growth Index	37.21%	1.63%	-3.99%
Russell 3000 Growth Index	37.01%	1.58%	-3.79%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.
(2)
Class IB shares commenced on May 1, 2002. Class IB share performance  prior to that date reflects Class IA share performance adjusted to reflect the  12b-1 fee of 0.25% applicable to Class IB shares. The performance after  such date reflects actual Class IB share performance.

Performance information may reflect historical or current expense waivers from the  investment adviser, without which performance would have been lower. For  information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth  more or less than the original investment. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on portfolio distributions or the  redemption of portfolio shares. The figures do not include sales charges or other  fees which may be applied at the variable life insurance, variable annuity or  qualified retirement plan product level. Any such additional sales charges or other  fees would lower the Fund’s performance.

Portfolio Managers
Michael T. Carmen, CFA, CPA	Mario E. Abularach, CFA, CMT
Senior Vice President, Partner	Vice President

How did the Fund perform?
The Class IA shares of the Hartford Growth Opportunities HLS Fund returned 29.61% for the twelve-month period ended December 31, 2009, versus the returns of 37.21% for the Russell 1000 Growth Index and 37.01% for the Russell 3000 Growth Index. The Fund underperformed the 40.72% return of the average fund in the Lipper Multi-Cap Growth VP-UF Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?
The period was marked by two drastically separate episodes. The first was a freefall of global equity markets from the end of 2008 through March 2009. This was characterized by uncertainty over the U.S. government stimulus package, tight global credit and liquidity conditions, a collapse of global industrial production, and sharp increases in unemployment. The second episode of increased investor risk appetite and rapidly rising equity markets started in March with nascent signs of a bottoming in the fortunes of the financial industry, coupled with aggressive intervention by the Federal Reserve in the capital markets, and better than expected corporate profits due to cost cutting. Signs of economic stabilization overshadowed concerns about high unemployment and weak home prices.

Mid cap stocks (37.4%) outperformed their larger cap (26.5%) and smaller cap (27.2%) counterparts as measured by the S&P MidCap 400 Index, S&P 500 Index, and Russell 2000 Index, respectively. Growth stocks (37.0%) significantly out-paced value (19.8%) during the period, as measured by the Russell 3000 Growth and Russell 3000 Value indices. All ten sectors of the Russell 3000 Growth Index (37.1%) rose during the period. The Information Technology (61.9%), Consumer Discretionary (44.2%), and Materials (43.0%) sectors rose the most while Utilities (16.6%) and Consumer Staples (17.5%) lagged on a relative (i.e. performance of the Fund as measured against the benchmark) basis.

4

The Fund lagged its benchmark primarily due to weak security selection. Stock selection was weakest in the Financials, Health Care, and Information Technology sectors, while results were more favorable in the Materials, Consumer Staples, and Energy sectors. Sector allocation, a residual of bottom-up (i.e. stock by stock fundamental research) stock selection, also detracted from results due in part to an underweight (i.e. the Fund’s sector position was less than the benchmark position) to Information Technology and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Financials, which more than offset the benefit of being underweight to Consumer Staples.

The top relative detractors in the Fund during the period were HUGHES Telematics (Information Technology), Cephalon (Health Care), and Apple (Information Technology). Shares of HUGHES Telematics, an after-market provider of next generation telematics for the automobile industry, declined due to concerns over slowing industry sales. Cephalon’s stock price fell as investors remained concerned over the impact of generic substitutes on the company's sleep disorder franchise. Consumer electronics company Apple performed well during the period despite slowing consumer trends. We initiated a position during the period, but not holding the benchmark component stock throughout the entire period detracted from relative performance. Top absolute detractors included Delta Air Lines (Industrials) and State Street (Financials). We eliminated both of these positions during the period.

Among the top relative contributors to performance in the Fund during the period were Jarden (Consumer Discretionary), Goldman Sachs (Financials), and Red Hat (Information Technology). Jarden, a consumer products company with a portfolio of niche brands, posted better than expected profits, helped by cost cuts and market share gains in some segments. Shares of Goldman Sachs, a U.S. investment bank and bank holding company, benefited from the firm's relatively healthy balance sheet, strong trading results, and improved competitive positioning within the investment banking industry. Investors were also pleased that the firm repaid its TARP funds during the period. Open-source enterprise software and services company Red Hat benefited from growing revenue and higher margins as IT organizations moved ahead with purchases of the firm’s high value software solutions. Despite being a relative detractor, Apple was also among the top absolute contributors to the Fund’s performance.

What is your outlook?
It is increasingly clear that the U.S. is emerging from a deep recession. The rate of increase in unemployment has slowed, industrial production leading indicators are pointing to an expansion, and the housing market has shown some signs of stabilization. The government continues to reshape the financial playing field through stimulus packages, massive loans to impaired private sector companies, and other programs, all taken with an eye towards thawing the credit markets and placing a floor on the house price declines and a ceiling on housing inventory.

We see investment opportunities across multiple sectors and continue to focus our research efforts on identifying stocks of companies whose future growth is underpriced. At the end of the period, our bottom-up decisions resulted in overweights to the Consumer Discretionary, Information Technology, and Financials sectors and underweights to the Consumer Staples, Industrials, and Health Care sectors relative to the Russell 3000 Growth Index.

Diversification by Industry
as of December 31, 2009
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.3%
Banks (Financials)	1.0
Capital Goods (Industrials)	6.5
Consumer Durables & Apparel (Consumer Discretionary)	3.2
Consumer Services (Consumer Discretionary)	1.7
Diversified Financials (Financials)	4.5
Energy (Energy)	6.0
Health Care Equipment & Services (Health Care)	6.6
Household & Personal Products (Consumer Staples)	0.9
Insurance (Financials)	0.9
Materials (Materials)	6.1
Media (Consumer Discretionary)	1.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.9
Real Estate (Financials)	1.1
Retailing (Consumer Discretionary)	9.5
Semiconductors & Semiconductor Equipment (Information Technology)	6.7
Software & Services (Information Technology)	16.2
Technology Hardware & Equipment (Information Technology)	14.9
Telecommunication Services (Services)	1.2
Transportation (Industrials)	1.8
Short-Term Investments	1.9
Other Assets and Liabilities	(1.0)
Total	100.0%

5

Hartford Global Growth HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 99.3%
	Automobiles & Components — 2.6%
158	Daimler AG	$8,436
858	Nissan Motor Co., Ltd.	7,536
		15,972
	Banks — 5.8%
461	Banco Santander Central Hispano S.A.	7,616
3,104	BOC Hong Kong Holdings Ltd.	6,974
334	Itau Unibanco Banco Multiplo S.A. ADR	7,636
913	Mitsubishi UFJ Financial Group, Inc.	4,498
351	Standard Chartered plc	8,856
		35,580
	Capital Goods — 10.7%
91	Danaher Corp.	6,866
179	Illinois Tool Works, Inc.	8,597
233	Ingersoll-Rand plc	8,309
113	Parker-Hannifin Corp.	6,063
68	Precision Castparts Corp.	7,526
71	Siemens AG	6,507
62	SMC Corp.	7,028
290	Sunpower Corp. ●	6,865
130	Vestas Wind Systems A/S ●	7,933
		65,694
	Consumer Durables & Apparel — 2.8%
136	Adidas-Salomon AG	7,360
185	Coach, Inc.	6,758
244	Sharp Corp.	3,081
		17,199
	Consumer Services — 2.9%
900	MGM Mirage, Inc. ●	8,207
3,862	Sands China Ltd. ●	4,713
3,884	Wynn Macau Ltd. ●	4,783
		17,703
	Diversified Financials — 4.9%
487	Bank of America Corp.	7,335
47	Goldman Sachs Group, Inc.	7,981
181	JP Morgan Chase & Co.	7,543
485	UBS AG ●	7,556
		30,415
	Energy — 8.9%
358	BG Group plc	6,457
90	Canadian Natural Resources Ltd.	6,517
66	EOG Resources, Inc.	6,410
143	Hess Corp.	8,653
184	National Oilwell Varco, Inc.	8,129
160	Petroleo Brasileiro S.A. ADR	7,641
167	Schlumberger Ltd.	10,845
		54,652
	Food & Staples Retailing — 1.4%
137	Metro AG	8,379
	Food, Beverage & Tobacco — 3.0%
279	British American Tobacco plc	9,054
194	Nestle S.A.	9,413
		18,467
	Household & Personal Products — 1.5%
175	Reckitt Benckiser Group plc	9,500
	Insurance — 1.5%
459	Ping An Insurance (Group) Co.	3,991
103	Prudential Financial, Inc.	5,123
		9,114
	Materials — 11.0%
217	Anglo American plc	9,405
236	Barrick Gold Corp.	9,306
374	BHP Billiton plc	11,935
118	JFE Holdings, Inc.	4,660
114	Mosaic Co.	6,827
77	Praxair, Inc.	6,185
128	Shin-Etsu Chemical Co., Ltd.	7,205
682	Xstrata plc	12,171
		67,694
	Media — 1.0%
625	WPP plc	6,110
	Pharmaceuticals, Biotechnology & Life Sciences — 5.6%
216	Amgen, Inc. ●	12,191
70	Roche Holding AG	12,001
176	Teva Pharmaceutical Industries Ltd. ADR	9,893
		34,085
	Real Estate — 1.1%
1,663	Hang Lung Properties Ltd.	6,520
	Retailing — 8.9%
62	Amazon.com, Inc. ●	8,348
158	Best Buy Co., Inc.	6,224
293	Gap, Inc.	6,140
14,188	GOME Electrical Appliances Holdings Ltd.	5,109
113	Kohl’s Corp. ●	6,071
1,462	Li & Fung Ltd.	6,045
392	Lowe’s Co., Inc.	9,173
201	Urban Outfitters, Inc. ●	7,030
		54,140
	Semiconductors & Semiconductor Equipment — 3.8%
276	Altera Corp.	6,250
475	NVIDIA Corp. ●	8,871
726	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	8,301
		23,422
	Software & Services — 8.1%
167	Accenture plc	6,943
22	Google, Inc. ●	13,844
635	Oracle Corp.	15,577
74	Visa, Inc.	6,501
399	Western Union Co.	7,513
		50,378
	Technology Hardware & Equipment — 11.8%
1,585	Alcatel S.A.	5,338
69	Apple, Inc. ●	14,634
691	Cisco Systems, Inc. ●	16,553
383	Dell, Inc. ●	5,494
118	Hewlett-Packard Co.	6,079
217	NetApp, Inc. ●	7,453

The accompanying notes are an integral part of these financial statements.

6

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Technology Hardware & Equipment — (continued)
208	Qualcomm, Inc.		$9,630
1,420	Toshiba Corp.		7,882
			73,063
	Telecommunication Services — 2.0%
143	American Tower Corp. Class A ●		6,181
273	Softbank Corp.		6,408
			12,589
	Total common stocks
	(cost $501,266)		$610,676
	Total long-term investments
	(cost $501,266)		$610,676

SHORT-TERM INVESTMENTS — 0.7%
	Repurchase Agreements — 0.7%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $968, collateralized by FHLMC
	4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $988)
$968	0.005%, 12/31/2009		$968
	Deutsche Bank Securities TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $1,786, collateralized by FNMA
	5.00% — 7.00%, 2022 — 2040, value of $1,822)
1,786	0.010%, 12/31/2009		1,786
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $700, collateralized by FHLMC
	4.00% — 8.00%, 2010 — 2039, FNMA
	3.50% — 8.00%, 2013 — 2049, value of $717)
700	0.010%, 12/31/2009		700
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $8,
	collateralized by U.S. Treasury Note 1.50%,
	2013, value of $8)
8	0.001%, 12/31/2009		8
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $662, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $675)
662	0.010%, 12/31/2009		662
			4,124
	Total short-term investments
	(cost $4,124)		$4,124
	Total investments
	(cost $505,390) ▲	100.0%	$614,800
	Other assets and liabilities	—%	240
	Total net assets	100.0%	$615,040

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 47.5% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $509,615 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$125,670
Unrealized Depreciation	(20,485)
Net Unrealized Appreciation	$105,185

●	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value Ì	Amount	Date	(Depreciation)
Canadian Dollar (Sell)	$449	$446	01/06/10	$(3)

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Diversification by Country
as of December 31, 2009

Percentage of
Country	Net Assets
Brazil	2.5%
Canada	2.6
China	0.7
Denmark	1.3
France	0.9
Germany	5.1
Hong Kong	5.7
Israel	1.6
Japan	7.8
Spain	1.2
Switzerland	4.7
Taiwan	1.4
United Kingdom	12.0
United States	51.8
Short-Term Investments	0.7
Other Assets and Liabilities	—
Total	100.0%

The accompanying notes are an integral part of these financial statements.

7

Hartford Global Growth HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

Investment Valuation Hierarchy Level Summary
December 31, 2009
	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks
Automobiles & Components	$15,972	$—	$15,972	$—
Banks	35,580	7,636	27,944	—
Capital Goods	65,694	44,226	21,468	—
Consumer Durables & Apparel	17,199	6,758	10,441	—
Consumer Services	17,703	17,703	—	—
Diversified Financials	30,415	22,859	7,556	—
Energy	54,652	48,195	6,457	—
Food & Staples Retailing	8,379	—	8,379	—
Food, Beverage & Tobacco	18,467	—	18,467	—
Household & Personal Products	9,500	—	9,500	—
Insurance	9,114	5,123	3,991	—
Materials	67,694	22,318	45,376	—
Media.	6,110	—	6,110	—
Pharmaceuticals, Biotechnology & Life Sciences	34,085	22,084	12,001	—
Real Estate	6,520	—	6,520	—
Retailing	54,140	42,986	11,154	—
Semiconductors & Semiconductor Equipment	23,422	23,422	—	—
Software & Services	50,378	50,378	—	—
Technology Hardware & Equipment	73,063	59,843	13,220	—
Telecommunication Services	12,589	6,181	6,408	—
Total	610,676	379,712	230,964	—
Short-Term Investments	4,124	—	4,124	—
Total	$614,800	$379,712	$235,088	$—
Liabilities:
Other Financial Instruments *	$3	$—	$3	$—

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

8

Hartford Growth Opportunities HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 99.1%
	Automobiles & Components — 1.3%
1,531	Ford Motor Co. ●	$15,312
	Banks — 1.0%
499	Itau Unibanco Banco Multiplo S.A. ADR	11,404
	Capital Goods — 6.5%
221	Boeing Co.	11,936
349	Illinois Tool Works, Inc.	16,734
695	Ingersoll-Rand plc	24,847
1,049	Masco Corp.	14,481
175	Parker-Hannifin Corp.	9,429
		77,427
	Consumer Durables & Apparel — 3.2%
511	Coach, Inc.	18,681
635	Jarden Corp.	19,616
		38,297
	Consumer Services — 1.7%
206	Apollo Group, Inc. Class A ●	12,492
926	MGM Mirage, Inc. ●	8,446
		20,938
	Diversified Financials — 4.5%
342	Ameriprise Financial, Inc.	13,265
81	Goldman Sachs Group, Inc.	13,744
536	Invesco Ltd.	12,593
905	UBS AG ●	14,094
		53,696
	Energy — 6.0%
115	Apache Corp.	11,854
255	Baker Hughes, Inc.	10,319
198	Hess Corp.	11,949
319	National Oilwell Varco, Inc.	14,069
276	Peabody Energy Corp.	12,496
312	Suncor Energy, Inc.	11,024
		71,711
	Health Care Equipment & Services — 6.6%
477	Aetna, Inc.	15,108
179	Beckman Coulter, Inc.	11,715
134	Edwards Lifesciences Corp. ●	11,603
701	Hologic, Inc. ●	10,169
50	Intuitive Surgical, Inc. ●	15,015
483	UnitedHealth Group, Inc.	14,707
		78,317
	Household & Personal Products — 0.9%
326	Avon Products, Inc.	10,256
	Insurance — 0.9%
320	MetLife, Inc.	11,309
	Materials — 6.1%
281	Cliff’s Natural Resources, Inc.	12,933
235	Mosaic Co.	14,036
95	Posco ADR	12,454
180	Potash Corp. of Saskatchewan, Inc.	19,476
749	Xstrata plc	13,357
		72,256
	Media — 1.1%
321	DreamWorks Animation SKG, Inc. ●	12,812
	Pharmaceuticals, Biotechnology & Life Sciences — 7.9%
443	Amylin Pharmaceuticals, Inc. ●	6,286
326	Auxilium Pharmaceuticals, Inc. ●	9,783
162	Celgene Corp. ●	8,998
679	Daiichi Sankyo Co., Ltd.	14,235
347	Elan Corp. plc ADR ●	2,263
993	Pfizer, Inc.	18,061
419	Shionogi & Co., Ltd.	9,080
226	Teva Pharmaceutical Industries Ltd. ADR	12,685
250	Thermo Fisher Scientific, Inc. ●	11,899
		93,290
	Real Estate — 1.1%
2,359	Wharf Holdings Ltd.	13,538
	Retailing — 9.5%
312	Advance Automotive Parts, Inc.	12,646
91	Amazon.com, Inc. ●	12,214
460	Best Buy Co., Inc.	18,163
137	Dufry Group	9,273
780	Gap, Inc.	16,331
544	Lowe’s Co., Inc.	12,729
603	Staples, Inc.	14,837
480	Urban Outfitters, Inc. ●	16,802
		112,995
	Semiconductors & Semiconductor Equipment — 6.7%
396	Broadcom Corp. Class A ●	12,438
956	Marvell Technology Group Ltd. ●	19,835
779	Maxim Integrated Products, Inc.	15,814
816	NVIDIA Corp. ●	15,237
616	Texas Instruments, Inc.	16,053
		79,377
	Software & Services — 16.2%
317	Accenture plc.	13,160
411	Adobe Systems, Inc. ●	15,117
415	BMC Software, Inc. ●	16,650
157	Equinix, Inc. ●	16,697
45	Google, Inc. ●	27,817
329	McAfee, Inc. ●	13,363
454	Microsoft Corp.	13,839
1,066	Oracle Corp.	26,147
524	Red Hat, Inc. ●	16,189
119	Visa, Inc.	10,364
615	Western Union Co.	11,593
696	Yahoo!, Inc. ●	11,682
		192,618
	Technology Hardware & Equipment — 14.9%
283	Apple, Inc. ●	59,757
735	Cisco Systems, Inc. ●	17,601
948	Hughes Telematics, Inc. ●	3,082
456	Juniper Networks, Inc. ●	12,169
389	Qualcomm, Inc.	18,004
228	Research In Motion Ltd. ●	15,379
641	SanDisk Corp. ●	18,571
1,081	Seagate Technology	19,662
294	Western Digital Corp. ●	12,980
		177,205

The accompanying notes are an integral part of these financial statements.

9

Hartford Growth Opportunities HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Telecommunication Services — 1.2%
331	American Tower Corp. Class A ●		$14,294
	Transportation — 1.8%
254	FedEx Corp.		21,205
	Total common stocks
	(cost $998,170)		$1,178,257
	Total long-term investments
	(cost $998,170)		$1,178,257

SHORT-TERM INVESTMENTS — 1.9%
	Repurchase Agreements — 1.9%
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $5,308, collateralized by
	FHLMC 4.00% — 6.00%, 2022 — 2039, FNMA
	5.00% — 7.00%, 2028 — 2047, value of $ 5,414)
$5,308	0.005%, 12/31/2009		$5,308
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $9,790, collateralized by
	FNMA 5.00% — 7.00%, 2022 — 2040,
	value of $9,986)
9,790	0.010%, 12/31/2009		9,790
	Morgan Stanley & Co., Inc. TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $3,837, collateralized by
	FHLMC 4.00% — 8.00%, 2010 — 2039, FNMA
	3.50% — 8.00%, 2013 — 2049, value of $ 3,931)
3,837	0.010%, 12/31/2009		3,837
	UBS Securities, Inc. Joint Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $43,
	collateralized by U.S. Treasury Note 1.50%,
	2013, value of $44)
42	0.001%, 12/31/2009		42
	UBS Securities, Inc. TriParty Joint Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $3,629, collateralized by FNMA
	4.00% — 8.25%, 2013 — 2040, value of $ 3,701)
3,629	0.010%, 12/31/2009		3,629
			22,606
	Total short-term investments
	(cost $22,606)		$22,606
	Total investments
	(cost $1,020,776) ▲	101.0%	$1,200,863
	Other assets and liabilities	(1.0)%	(12,140)
	Total net assets	100.0%	$1,188,723
Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 13.4% of total net assets at December 31, 2009.

Foreign securities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of the foreign market but before the close of the New York Stock Exchange.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $1,028,264 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$200,176
Unrealized Depreciation	(27,577)
Net Unrealized Appreciation	$172,599

●	Currently non-income producing.

Forward Foreign Currency Contracts Outstanding at December 31, 2009

				Unrealized
	Market	Contract	Delivery	Appreciation/
Description	Value Ì	Amount	Date	(Depreciation)
Japanese Yen (Buy)	$1,247	$1,269	01/04/10	$(22)
Japanese Yen (Buy)	1,252	1,272	01/05/10	(20)
Japanese Yen (Buy)	1,291	1,304	01/06/10	(13)
				$(55)

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$1,178,257	$1,104,680	$73,577	$—
Short-Term Investments	22,606	—	22,606	—
Total	$1,200,863	$1,104,680	$96,183	$—
Liabilities:
Other Financial Instruments *	$55	$—	$55	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Change in
	Balance as of		Unrealized		Transfers In	Balance as of
	December 31,	Realized Gain	Appreciation	Net Purchases	and/or Out	December 31,
	2008	(Loss)	(Depreciation)	(Sales)	of Level 3	2009
Assets:
Common Stock	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

11

Hartford Money Market HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
CERTIFICATES OF DEPOSIT — 9.9%
	Commercial Banking — 4.0%
	Barclay’s bank plc (New York Branch)
$17,250	0.15%, 01/25/2010	$17,250
18,750	0.18%, 01/13/2010	18,750
28,250	0.48%, 09/07/2010 Δ	28,250
	Rabobank USA
18,000	0.24%, 05/03/2010	18,000
	State Street Bank & Trust Co.
19,000	0.20%, 02/11/2010	19,000
	Svenska Handelsbanken
33,750	0.20%, 03/08/2010 — 03/22/2010	33,750
		135,000
	Depository Credit — Banking — 2.8%
	Bank of Nova Scotia
17,750	0.14%, 01/22/2010	17,750
17,750	0.17%, 02/24/2010	17,750
	Deutsche Bank AG
17,000	0.18%, 02/05/2010	17,000
17,750	0.20%, 04/02/2010	17,750
	Toronto-Dominion Holdings
26,750	0.20%, 01/26/2010	26,750
		97,000
	Insurance Carriers — 1.2%
	Toronto-Dominion Holdings
17,000	0.15%, 01/21/2010	17,000
25,000	0.18%, 03/03/2010	25,000
		42,000
	Other Financial Investment Activities — 1.9%
	BNP Paribas Finance
22,750	0.20%, 01/19/2010	22,750
15,000	0.21%, 03/16/2010	15,000
27,750	0.23%, 01/07/2010	27,750
		65,500
	Total certificates of deposit
	(cost $339,500)	$339,500
COMMERCIAL PAPER — 53.4%
	Basic Chemical Manufacturing — 2.3%
	Export Development Canada
$16,000	0.09%, 02/12/2010 O	$15,998
22,500	0.15%, 02/18/2010 O	22,496
25,250	0.16%, 02/16/2010 O	25,245
15,250	0.19%, 05/17/2010 O	15,239
		78,978
	Beverage Manufacturing — 2.1%
	Coca Cola Co.
8,250	0.10%, 01/07/2010 O	8,250
15,250	0.14%, 01/19/2010 O	15,249
29,500	0.20%, 01/15/2010 O	29,497
17,750	0.22%, 05/11/2010 O	17,736
		70,732
	Commercial Banking — 7.7%
	Banco Bilbao Vizcaya Argentina S.A.
16,250	0.18%, 02/12/2010 O	16,247
17,750	0.22%, 03/03/2010 O	17,744
18,000	0.24%, 03/29/2010 O	17,990
	Bank of America Corp.
21,000	0.23%, 04/06/2010 O	20,987
32,250	0.25%, 01/08/2010 — 03/26/2010 O	32,241
	CBA (Delaware) Finance
35,500	0.18%, 03/02/2010 O	35,489
	Rabobank USA
16,000	0.19%, 02/12/2010 O	15,997
	State Street Corp.
12,500	0.19%, 03/25/2010 O	12,494
16,000	0.20%, 03/03/2010 O	15,995
20,500	0.23%, 01/06/2010 O	20,499
	Svenska Handelsbanken
18,000	0.19%, 03/01/2010 O	17,994
	Westpac Banking Corp.
18,000	0.21%, 04/01/2010 ■O	17,991
17,750	0.23%, 05/05/2010 ■O	17,736
		259,404
	Computer and Peripheral Equipment
	Manufacturing — 1.4%
	Microsoft Corp.
13,000	0.10%, 01/26/2010 O	12,999
34,500	0.12%, 01/19/2010 O	34,498
		47,497
	Depository Credit — Banking — 3.7%
	Bank of Nova Scotia
16,250	0.15%, 01/15/2010 O	16,249
17,750	0.18%, 03/10/2010 O	17,744
	Deutsche Bank
18,250	0.20%, 01/05/2010 O	18,250
	Societe Generale NA
16,250	0.22%, 01/22/2010 O	16,248
18,000	0.23%, 03/01/2010 O	17,993
17,750	0.25%, 04/01/2010 O	17,739
17,750	0.27%, 05/04/2010 O	17,734
		121,957
	Electric Generation, Transmission and
	Distribution — 0.9%
	Florida Power And Light Co.
12,500	0.11%, 01/05/2010 O	12,500
16,000	0.12%, 01/12/2010 O	15,999
		28,499
	International Trade Financing (Foreign Banks) — 17.1%
	Australia & New Zealand Banking Group Ltd.
34,750	0.21%, 04/12/2010 — 04/23/2010 ■O	34,728
17,000	0.25%, 05/27/2010 ■O	16,983
	European Investment Bank
20,250	0.09%, 01/21/2010 O	20,249
56,500	0.10%, 01/12/2010 — 01/25/2010 O	56,497
27,000	0.11%, 01/05/2010 O	27,000
	Kreditanstalt fuer Wiederaufbau
27,000	0.17%, 02/17/2010 ■O	26,994
63,000	0.20%, 01/13/2010 — 01/19/2010 ■O	62,995
18,750	0.21%, 01/29/2010 ■O	18,747
	Nordea North America
17,000	0.19%, 02/02/2010 O	16,997
35,500	0.20%, 03/02/2010 O	35,488

The accompanying notes are an integral part of these financial statements.

12

		Market
Shares or Principal Amount		Value Ì
COMMERCIAL PAPER — (continued)
	International Trade Financing (Foreign
	Banks) — (continued)
	Queensland Treasury Corp.
$68,500	0.14%, 01/15/2010 — 02/05/2010 O	$68,494
35,000	0.22%, 02/26/2010 O	34,988
	Royal Bank of Canada
26,500	0.13%, 02/19/2010 O	26,495
26,000	0.15%, 01/20/2010 O	25,998
	Societe De Prise Participation
35,500	0.12%, 01/20/2010 O	35,498
54,000	0.15%, 02/22/2010 — 02/23/2010 O	53,988
	U.S. Bank National Association
14,500	0.13%, 01/28/2010 O	14,499
		576,638
	Natural Gas Distribution — 1.5%
	Conocophillips
41,750	0.16%, 01/20/2010 — 02/08/2010 ■O	41,745
10,000	0.18%, 03/10/2010 ■O	9,997
		51,742
	Other Financial Investment Activities — 1.8%
	CBA (Delaware) Finance
16,250	0.21%, 04/19/2010 O	16,240
	Sheffield Receivables
27,750	0.16%, 01/05/2010 ■O	27,749
	Yorktown Capital
14,550	0.13%, 01/07/2010 ■O	14,550
		58,539
	Pharmaceutical & Medicine Manufacturing — 2.1%
	Abbott Laboratories
14,000	0.09%, 02/01/2010 ■O	13,999
37,250	0.11%, 01/05/2010 — 01/08/2010 ■O	37,249
18,250	0.15%, 01/04/2010 ■O	18,250
		69,498
	Real Estate Credit (Mortgage Banking) — 1.4%
	Cafco LLC
45,250	0.15%, 01/21/2010 O	45,246
	Securities and Commodity Contracts and
	Brokerage — 1.6%
	JP Morgan Chase & Co.
31,000	0.17%, 01/11/2010 O	30,999
	JP Morgan Chase Funding, Inc.
22,500	0.20%, 01/05/2010 O	22,499
		53,498
	Soap, Cleaning Compound, Toiletries
	Manufacturing — 1.4%
	Procter & Gamble
47,400	0.10%, 01/11/2010 — 01/12/2010 ■O	47,399
	Sovereign Foreign Governments — 8.4%
	British Columbia (Province of)
21,000	0.11%, 01/07/2010 O	21,000
14,400	0.12%, 01/28/2010 O	14,399
10,250	0.13%, 03/24/2010 O	10,247
10,674	0.15%, 01/05/2010 O	10,674
16,000	0.16%, 02/08/2010 O	15,997
	Ontario (Province of)
10,750	0.14%, 02/26/2010 O	10,748
16,000	0.18%, 01/08/2010 O	15,999
79,250	0.19%, 01/06/2010 — 02/11/2010 O	79,239
	Quebec (Province of)
66,750	0.11%, 01/15/2010 — 01/21/2010 ■O	66,746
24,000	0.13%, 01/07/2010 ■O	23,999
13,750	0.18%, 01/11/2010 ■O	13,749
		282,797
	Total commercial paper
	(cost $1,792,424)	$1,792,424
CORPORATE NOTES — 7.2%
	Commercial Banking — 1.1%
	Rabobank Netherlands
$36,100	0.67%, 05/19/2010 ■Δ	$36,159
	Depository Credit — Banking — 1.9%
	US Bancorp
36,500	0.28%, 05/28/2010 Δ	36,509
	Wells Fargo & Co.
4,000	0.31%, 03/23/2010 Δ	4,000
24,250	0.49%, 08/20/2010 Δ	24,276
		64,785
	International Trade Financing (Foreign Banks) — 3.2%
	International Bank for Reconstruction &
	Development
22,750	0.10%, 01/11/2010 O	22,749
40,800	0.10%, 02/01/2010 O	40,795
14,750	0.13%, 02/09/2010 O	14,748
26,000	0.17%, 02/22/2010 O	25,994
		104,286
	Securities and Commodity Contracts and
	Brokerage — 1.0%
	JP Morgan Chase & Co.
34,750	0.29%, 05/07/2010 Δ	34,756
	Total corporate notes
	(cost $239,986)	$239,986
OTHER POOLS AND FUNDS — 3.2%
108,414	JP Morgan U.S. Government Money Market
	Fund	$108,414
—	State Street Bank U.S. Government Money
	Market Fund	—
—	Wells Fargo Advantage Government Money
	Market Fund	—
	Total other pools and funds
	(cost $108,414)	$108,414
REPURCHASE AGREEMENTS — 0.1%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $1,793, collateralized by
	U.S. Treasury Bond 5.38%, 2031,
	value of $1,825)
$1,793	0.000% dated 12/31/2009	$1,793

The accompanying notes are an integral part of these financial statements.

13

Hartford Money Market HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
REPURCHASE AGREEMENTS — (continued)
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $1,511,
	collateralized by U.S. Treasury Bill 2.75%,
	2010, U.S. Treasury Bond 7.63%, 2022,
	value of $1,541)
$1,511	0.000% dated 12/31/2009		$1,511
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 01/04/2010 in the amount
	of $1,196, collateralized by U.S. Treasury
	Note 1.50%, 2013, value of $1,221)
1,196	0.000% dated 12/31/2009		1,196
	Total repurchase agreements
	(cost $4,500)		$4,500
U.S. GOVERNMENT AGENCIES — 11.5%
	Federal Home Loan Mortgage Corp. — 6.5%
$39,250	0.10%, 01/04/2010 — 02/17/2010 O		$39,248
75,150	0.11%, 02/02/2010 — 02/23/2010 O		75,141
61,000	0.12%, 01/26/2010 — 01/27/2010 O		60,994
18,000	0.14%, 02/04/2010 Δ		18,000
26,000	0.15%, 02/16/2010 O		25,995
			219,378
	Federal National Mortgage Association — 5.0%
55,750	0.09%, 01/22/2010 — 02/08/2010 O		55,746
25,000	0.10%, 02/18/2010 O		24,997
23,500	0.11%, 02/03/2010 O		23,498
46,300	0.12%, 02/01/2010 — 02/05/2010 O		46,295
18,750	0.18%, 02/25/2010 O		18,899
			169,435
	Total U.S. government agencies
	(cost $388,813)		$388,813
U.S. GOVERNMENT SECURITIES — 9.8%
	Other Direct Federal Obligations — 7.0%
	Federal Home Loan Bank
$22,000	0.08%, 01/08/2010 O		$22,000
37,000	0.09%, 01/29/2010 O		36,997
55,000	0.10%, 01/27/2010 — 02/05/2010 O		54,996
21,300	0.11%, 02/12/2010 O		21,297
37,500	0.12%, 01/22/2010 — 01/28/2010 O		37,497
62,500	0.13%, 01/15/2010 — 02/01/2010 O		62,495
			235,282
	U.S. Treasury Notes — 2.8%
32,500	0.05%, 01/15/2010 O		32,544
44,500	0.06%, 01/31/2010 O		44,575
16,250	0.09%, 02/28/2010 O		16,300
			93,419
	Total U.S. government securities
	(cost $328,701)		$328,701
	U.S. Treasury Bills — 5.4%
$182,000	0.07%, 01/14/2010 — 02/18/2010 O		$181,988
	Total U.S. treasury bills
	(cost $181,988)		$181,988
	Total investments
	(cost $3,384,326) ▲	100.5%	$3,384,326
	Other assets and liabilities	(0.5)%	(16,071)
	Total net assets	100.0%	$3,368,255

Note:
Percentage of investments are shown in the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 24.3% of total net assets at December 31, 2009.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2009.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $547,765, which represents 16.26% of total net assets.

O	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

14

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Certificates of Deposit	$339,500	$—	$339,500	$—
Commercial Paper	1,792,424	—	1,792,424	—
Corporate Notes	239,986	—	239,986	—
Other Pools and Funds	108,414	108,414	—	—
Repurchase Agreements	4,500	—	4,500	—
U.S. Government Agencies	388,813	—	388,813	—
U.S. Government Securities	328,701	—	328,701	—
U.S. Treasury Bills	181,988	—	181,988	—
Total	$3,384,326	$108,414	$3,275,912	$—

The accompanying notes are an integral part of these financial statements.

15

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Assets and Liabilities
December 31, 2009
(000’s Omitted)

	Hartford	Hartford	Hartford
	Global	Growth	Money
	Growth	Opportunities	Market
	HLS Fund	HLS Fund	HLS Fund
Assets:
Investments in securities, at market value; (amortized cost for Money Market
Fund) @	$614,800	$1,200,863	$3,384,326
Receivables:
Investment securities sold	2,562	38	—
Fund shares sold	745	317	1,660
Dividends and interest	358	424	1,555
Total assets	618,465	1,201,642	3,387,541
Liabilities:
Unrealized depreciation on forward foreign currency contracts	3	55	—
Payables:
Investment securities purchased	1,434	11,827	—
Fund shares redeemed	1,772	670	18,839
Investment management fees	90	199	—
Administrative fees	34	—	45
Distribution fees	9	10	—
Accrued expenses	83	158	402
Total liabilities	3,425	12,919	19,286
Net assets	$615,040	$1,188,723	$3,368,255
Summary of Net Assets:
Capital stock and paid-in-capital	$765,639	$1,446,767	$3,377,755
Accumulated undistributed net investment income	142	321	—
Accumulated net realized loss on investments and foreign currency transactions	(260,166)	(438,442)	(9,500)
Unrealized appreciation of investments and the translations of assets and liabilities denominated in foreign currency	109,425	180,077	—
Net assets	$615,040	$1,188,723	$3,368,255
Shares authorized	3,400,000	700,000	14,000,000
Par value	$0.001	$0.001	$0.001
Class IA: Net asset value per share	$13.71	$22.00	$1.00
Shares outstanding	35,650	47,472	2,828,064
Net assets	$488,720	$1,044,454	$2,820,121
Class IB: Net asset value per share	$13.64	$21.78	$1.00
Shares outstanding	9,264	6,622	549,644
Net assets	$126,320	$144,269	$548,134
@ Cost of securities	$505,390	$1,020,776	$3,384,326
# Cost of foreign currency on deposit with custodian	$—	$—	$—

16

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Operations
For the Year Ended December 31, 2009
(000’s Omitted)

	Hartford	Hartford	Hartford
	Global	Growth	Money
	Growth	Opportunities	Market
	HLS Fund	HLS Fund	HLS Fund
Investment Income:
Dividends	$8,830	$11,205	$—
Interest	26	70	14,995
Securities lending	—	12	—
Less: Foreign tax withheld	(720)	(225)	—
Total investment income, net	8,136	11,062	14,995
Expenses:
Investment management fees	2,991	5,737	8,832
Administrative service fees	1,102	—	8,843
Distribution fees — Class IB	287	310	295
Custodian fees	35	19	6
Accounting services fees	77	—	442
Board of Directors’ fees	14	26	135
Audit fees	16	20	167
Treasury guarantee insurance	—	—	1,802
Other expenses	238	377	1,147
Total expenses (before waivers and fees paid indirectly)	4,760	6,489	21,669
Expense waivers	—	—	(7,534)
Commission recapture	(28)	(184)	—
Custodian fee offset	—	—	(1)
Total waivers and fees paid indirectly	(28)	(184)	(7,535)
Total expenses, net	4,732	6,305	14,134
Net investment income	3,404	4,757	861
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments	(107,073)	(140,451)	34
Net realized gain (loss) on forward foreign currency contracts	(362)	(189)	—
Net realized gain (loss) on other foreign currency transactions	332	157	—
Net Realized Loss on Investments, Other Financial Instruments and Foreign CurrencyTransactions	(107,103)	(140,483)	34
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	272,310	394,069	—
Net unrealized appreciation (depreciation) of forward foreign currency contracts	(4)	(55)	—
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	29	45	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	272,335	394,059	—
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	165,232	253,576	34
Payment from Affiliate	220	—	3,500
Net Increase in Net Assets Resulting from Operations	$168,856	$258,333	$4,395

The accompanying notes are an integral part of these financial statements.

17

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Statements of Changes in Net Assets

(000’s Omitted)

	Hartford
	Global Growth
	HLS Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008
Operations:
Net investment income	$3,404	$5,780
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(107,103)	(152,347)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign
currency transactions	272,335	(487,908)
Payment from affiliate	220	—
Net increase (decrease) in net assets resulting from operations	168,856	(634,475)
Distributions to Shareholders:
From net investment income
Class IA	(3,156)	(4,785)
Class IB	(537)	(775)
From net realized gain on investments
Class IA	—	(29,584)
Class IB	—	(8,357)
Total distributions	(3,693)	(43,501)
Capital Share Transactions:
Class IA
Sold	28,045	71,448
Issued in merger	—	—
Issued on reinvestment of distributions	3,156	34,369
Redeemed	(92,620)	(184,771)
Total capital share transactions	(61,419)	(78,954)
Class IB
Sold	11,377	31,692
Issued in merger	—	—
Issued on reinvestment of distributions	537	9,132
Redeemed	(32,027)	(81,116)
Total capital share transactions	(20,113)	(40,292)
Net increase (decrease) from capital share transactions	(81,532)	(119,246)
Net increase (decrease) in net assets	83,631	(797,222)
Net Assets:
Beginning of period	531,409	1,328,631
End of period	$615,040	$531,409
Accumulated undistributed (distribution in excess of) net investment income	$142	$270
Shares:
Class IA
Sold	2,451	4,465
Issued in merger	—	—
Issued on reinvestment of distributions	237	2,004
Redeemed	(8,240)	(11,158)
Total share activity	(5,552)	(4,689)
Class IB
Sold	1,001	1,976
Issued in merger	—	—
Issued on reinvestment of distributions	41	513
Redeemed	(2,865)	(4,866)
Total share activity	(1,823)	(2,377)

18

Hartford		Hartford
Growth Opportunities		Money Market
HLS Fund		HLS Fund
For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
December 31,	December 31,	December 31,	December 31,
2009	2008	2009	2008

$4,757	$5,544	$861	$78,080
(140,483)	(261,459)	34	(13,032)

394,059	(494,265)	—	—
—	—	3,500	—
258,333	(750,180)	4,395	65,048

(4,552)	(4,411)	(2,502)	(65,065)
(338)	(203)	(316)	(11,060)

—	(45,855)	—	—
—	(8,404)	—	—
(4,890)	(58,873)	(2,818)	(76,125)

110,193	216,584	1,474,789	4,105,607
107,640	—	—	—
4,552	50,266	2,450	64,851
(151,992)	(243,707)	(3,085,660)	(1,958,058)
70,393	23,143	(1,608,421)	2,212,400

19,113	55,321	311,880	765,243
4,738	—	—	—
338	8,607	313	11,013
(36,083)	(94,271)	(538,756)	(453,017)
(11,894)	(30,343)	(226,563)	323,239
58,499	(7,200)	(1,834,984)	2,535,639
311,942	(816,253)	(1,833,407)	2,524,562

876,781	1,693,034	5,201,662	2,677,100
$1,188,723	$876,781	$3,368,255	$5,201,662
$321	$588	$—	$1,955

6,144	8,780	1,474,750	4,105,606
5,394	—	—	—
215	1,860	2,450	64,851
(8,429)	(9,712)	(3,085,660)	(1,958,057)
3,324	928	(1,608,460)	2,212,400

1,072	2,152	311,872	765,243
240	—	—	—
16	309	313	11,013
(2,040)	(3,689)	(538,756)	(453,017)
(712)	(1,228)	(226,571)	323,239

The accompanying notes are an integral part of these financial statements.

19

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements
December 31, 2009
(000’s Omitted)

1.	Organization:

The Hartford HLS Funds serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. Certain Hartford HLS Funds may also serve as underlying investment options for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each a “Company” or together the “Companies”) are open-end management investment companies comprised of forty portfolios. Three portfolios are included in these financial statements. They are Hartford Global Growth HLS Fund, Hartford Growth Opportunities HLS Fund and Hartford Money Market HLS Fund (each a “Fund” or together the “Funds”).

The Companies are organized under the laws of the State of Maryland and are registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is organized as a diversified open-end management investment companies.

Class IB shares are offered at the per share net asset value (“NAV”) without a sales charge and are subject to distribution fees charged pursuant to the Distribution and Service Plan. The Distribution and Service Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Funds, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation — Except for Hartford Money Market HLS Fund, the Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which a Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, each Fund uses a fair value pricing service approved by that Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAVof their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that any Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which that Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford Money Market HLS Fund’s investments and investments of other Funds that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of that Fund’s Valuation Time.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

20

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Funds’ Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Funds’ Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Funds’ Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level those that presented above, as individual circumstances dictate.

For purposes of the roll forward reconciliation for all Level 3 securities from the beginning of the reporting period to the end of the reporting period, transfers in and out are shown as if they occurred at the beginning of the period.

Refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation found following the Schedules of Investments.

c)
Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Funds do not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Funds may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”) or Wellington Management Company LLP (“Wellington”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Securities Lending — The Funds, except for the Hartford Money Market HLS Fund, may lend their securities to certain qualified brokers who pay the Funds negotiated lender fees. The loans are fully collateralized at all times with cash and/or U.S. Government Securities and/or repurchase agreements. The cash collateral is then invested in short-term money market instruments. The repurchase agreements are fully collateralized by U.S. Government Securities. The adequacy of the collateral for securities on loan is monitored on a daily basis. For instances where the market value of collateral falls below the market value of the securities out on loan, such collateral is supplemented on the following business day.

21

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

While securities are on loan, each Fund is subject to the following risks: 1) that the borrower may default on the loan and that the collateral could be inadequate in the event the borrower defaults, 2) that the earnings on the collateral invested may not be sufficient to pay fees incurred in connection with the loan, 3) that the principal value of the collateral invested may decline and may not be sufficient to pay back the borrower for the amount of the collateral posted, 4) that the borrower may use the loaned securities to cover a short sale which may place downward pressure on the market prices of the loaned securities, 5) that return of loaned securities could be delayed and could interfere with portfolio management decisions and 6) that any efforts to recall the securities for purposes of voting a proxy may not be effective. No Funds had securities on loan as of December 31, 2009.

f)
Repurchase Agreements — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Funds enter into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by each Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. Certain Funds, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2009.

g)
Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts that obligate the Funds to purchase or sell currencies at specified future dates. Forward foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Forward foreign currency contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Certain Funds had outstanding forward foreign currency contracts as shown on the Schedule of Investments as of December 31, 2009.

h)
Indexed Securities — The Funds may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Funds may use these securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. As of December 31, 2009, the Funds had no investments in indexed securities.

i)
Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Funds’ shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of each Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of each Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of a Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Funds’ Board of Directors based upon the investment performance of the Funds. The policy of all Funds, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Hartford Money Market HLS Fund seeks to maintain a stable NAV of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method, which approximates fair value. Normally, dividends are declared daily and distributed monthly.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Funds’ capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

j)
Illiquid and Restricted Securities — Each Fund is permitted to invest up to 15% of its net assets in illiquid securities, except for Hartford Money Market HLS Fund which may invest up to 10% in such securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Funds’ Board of Directors. Certain Funds, as shown in the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2009.

k)
Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

l)
U.S. Government Agencies — Certain Funds, as shown in the Schedule of Investments, may invest in Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) securities. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed the FHLMC and the FNMA, two government-sponsored enterprises (“GSEs”), in conservatorship. As conservator, the FHFA has full powers to control the assets and operations of the firms. Dividends to common and preferred shareholders are suspended, but the U.S. Treasury has put in place a set of financing agreements to ensure that the GSEs continue to meet their obligations to holders of bonds that they issued or guaranteed.

22

m)
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

n)	Additional Derivative Instrument(s) Information

Derivative Instrument(s) as of December 31, 2009.

Hartford Global Growth HLS Fund

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location
Foreign exchange contracts		Unrealized depreciation on forward foreign
		currency contracts	$3

Hartford Growth Opportunities HLS Fund

	Asset Derivatives	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Statement of Assets and Liabilities Location
Foreign exchange contracts		Unrealized depreciation on forward foreign
		currency contracts	$55

The volume of the derivatives that are presented above in Derivative Instruments tables are consistent with derivative activity during the year ended December 31, 2009.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended December 31, 2009:

Hartford Global Growth HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(362)	$—	$(362)
Total	$—	$—	$—	$(362)	$—	$(362)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(4)	$—	$(4)
Total	$—	$—	$—	$(4)	$—	$(4)

Hartford Growth Opportunities HLS Fund

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(189)	$—	$(189)
Total	$—	$—	$—	$(189)	$—	$(189)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(55)	$—	$(55)
Total	$—	$—	$—	$(55)	$—	$(55)

o)
Indemnifications — Under the Companies’ organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Companies, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Companies’ maximum exposure under these arrangements is unknown. However, the Companies have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

23

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

3.	Futures and Options:

Certain Funds are subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Funds enter into such futures contracts, they are required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Funds.

At any time prior to the expiration of the futures contract, a Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Funds’ strategies and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange-traded through a clearing house. The clearing house requires sufficient collateral to cover margins. As of December 31, 2009, there were no outstanding futures contracts.

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by a Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Funds may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. A Fund receives a premium for writing a call or put option, which is recorded on a Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to a Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. As of December 31, 2009, there were no outstanding written options contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes — For federal income tax purposes, the Funds intend to continue to qualify as RICs under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of their taxable net investment income and net realized capital gains to their shareholders and otherwise complying with the requirements of RICs. The Funds have distributed substantially all of their income and capital gains in prior years and each Fund intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Funds for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	December 31, 2009			December 31, 2008
		Long-Term	Tax		Long-Term	Tax
	Ordinary	Capital	Return of	Ordinary	Capital	Return of
	Income	Gains(a)	Capital	Income	Gains(a)	Capital
Hartford Global Growth HLS Fund	$3,693	$—	$—	$9,441	$34,060	$—
Hartford Growth Opportunities HLS Fund	4,890	—	—	24,880	33,993	—
Hartford Money Market HLS Fund	2,818	—	—	76,078	—	—

(a)	The Funds designate these distributions as long-term capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2009, the components of distributable earnings (deficit) on tax basis were as follows:

24

					Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and Other	Appreciation	Earnings
	Income	Capital Gain	Losses*	(Depreciation)@	(Deficit)
Hartford Global Growth HLS Fund	$139	$—	$(255,942)	$105,204	$(150,599)
Hartford Growth Opportunities HLS Fund.	226	—	(430,954)	172,644	(258,084)
Hartford Money Market HLS Fund	—	—	(9,500)	—	(9,500)
*	Certain Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

@
The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts — The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of a Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2009, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital
Hartford Global Growth HLS Fund	$(59)	$59	$—
Hartford Growth Opportunities HLS Fund	(134)	23,030	(22,896)
Hartford Money Market HLS Fund.	2	(2)	—

e)	Capital Loss Carryforward — At December 31, 2009 (tax-year-end), the following Funds had capital loss carryforwards for U.S. federal income tax purposes of approximately:

	2010	2011	2012	2013	2014	2015	2016	2017	Total
Hartford Global Growth HLS Fund	$—	$—	$—	$—	$—	$—	$92,362	$162,380	$254,742
Hartford Growth Opportunities HLS Fund	346	—	—	—	—	21,190	167,204	242,214	430,954
Hartford Money Market HLS Fund	—	—	—	—	—	—	9,500	—	9,500

As of December 31, 2009, the expiration of capital loss carryover were as follows:

Amount
Hartford Growth Opportunities HLS Fund	$22,896

As a result of current or past mergers, certain provisions in the IRC, may limit the future utilization of capital losses in the Hartford Growth Opportunities HLS Fund.

As of December 31, 2009, the following Funds elected to defer the following post October losses.

	Ordinary	Long-Term
Fund	Income	Capital Gain
Hartford Global Growth HLS Fund	$—	$1,200

f)
Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Funds’ financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

5.	Expenses:

a)
Investment Management Agreements — HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Funds pursuant to an Investment Management Agreement for the Companies. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Funds.

HL Advisors has contracted with Wellington for the provision of day-to-day investment management services to Hartford Global Growth HLS Fund and Hartford Growth Opportunities HLS Fund in accordance with each Fund’s investment objective and policies.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford Money Market HLS Fund in accordance with each Fund’s investment objectives and policies.

Each Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management and Wellington, as applicable.

25

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

b)
Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the Funds, HLIC provides administrative services to the Funds and receives monthly compensation at the annual rate of 0.20% of each Fund’s average daily net assets. The Funds assume and pay certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors’ fees).

The schedules below reflect the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered during the year ended December 31, 2009; the rates are accrued daily and paid monthly.

Hartford Global Growth HLS Fund
Average Daily Net Assets	Annual Fee
On first $250 million	0.7750%
On next $250 million	0.7250%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

Hartford Growth Opportunities HLS Fund
Average Daily Net Assets	Annual Fee
On first $100 million	0.7000%
On next $4.9 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

Hartford Money Market HLS Fund
Average Daily Net Assets	Annual Fee
On first $5 billion	0.4000%
On next $5 billion	0.3800%
Over $10 billion	0.3700%

c)
Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund, HLIC provides accounting services to the Funds and receives monthly compensation based on each Fund’s average daily net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

The rates of compensation paid to HLIC is as follows:

Hartford Global Growth HLS Fund
Average Daily Net Assets	Annual Rate
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

Hartford Money Market HLS Fund
Average Daily Net Assets	Annual Rate
All assets	0.010%

d)
Other Related Party Transactions — Certain officers of the Funds are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2009, a portion of the Funds’ chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Funds was in the amount of $18. Hartford Investment Services Company LLC (“HISC”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Funds. HISC was compensated $10 for providing such services. These fees are accrued daily and paid monthly.

On September 25, 2009, due to the realized losses incurred by the Hartford Money Market HLS Fund, HL Advisers paid $3,500 to the Fund to provide support to the Fund’s $1.00 NAV. The payment had no impact on the Fund’s total return. This amount is shown as an increase from payments by affiliate on the Statement of Operations.

For the year ended December 31, 2009, HL Advisers has reimbursed expenses or waived fees for Hartford Money Market HLS Fund to the extent necessary to prevent the Fund’s investment income from falling below the level of its expenses.

e)
Operating Expenses — Allocable expenses incurred by the Companies are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of each Fund and class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes with the Fund.

f)
Fees Paid Indirectly — The Funds have entered into agreements with State Street Global Advisers, LLC and Russell Implementation Securities, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has also agreed to reduce its fees when the Funds maintain cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2009, these amounts are included in the Statements of Operations.

26

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31,		December 31,		December 31,		December 31,		December 31,
	2009		2008		2007		2006		2005
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Hartford Global Growth HLS Fund	0.81%	1.06%	0.74%	0.99%	0.73%	0.98%	0.74%	0.99%	0.68%	0.93%
Hartford Growth Opportunities HLS Fund	0.64	0.89	0.63	0.88	0.63	0.88	0.63	0.88	0.58	0.84
Hartford Money Market HLS Fund	0.32	0.34	0.42	0.67	0.42	0.67	0.48	0.73	0.49	0.74

g)
Distribution Plan for Class IB shares — The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, each Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that each Fund may pay annually up to 0.25% of the average daily net assets of a Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, each Fund is authorized to make payments monthly to the Distributor which may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Hartford Money Market HLS Fund’s 12b-1 Plan of Distribution to zero for Class IB for a period of six months, effective March 1, 2009. Effective September 1, 2009, the Board of Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s 12b-1 plan. The Hartford Money Market HLS Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Hartford Money Market HLS Fund’s distributor to zero for Class IB during this time period. The Board of Director’s action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of the 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. In January and February 2009, the Fund’s distributor made payments out of its own resources to financial intermediaries equal to the amount of Hartford Money Market HLS Fund’s 12b-1 fees that would have been paid notwithstanding the reduction of 12b-1 fees.

h)
Payment from (to) Affiliate — In July of 2007, The Hartford entered into a settlement with the Attorney Generals of the states of New York, Connecticut and Illinois relating to market timing and the company’s individual variable annuity contracts. The distribution plan provides that unclaimed money from the settlement would be distributed to certain HLS Funds that are investment options through a Hartford individual variable annuity contract. The unclaimed money was distributed to those HLS Funds on September 18, 2009, as follows:

Reimbursement
Fund	Amount
Hartford Global Growth HLS Fund	$220

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of the Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. Under the terms of the settlement, The Hartford paid a total of $39.6 million to the Funds. These amounts were recorded on November 8, 2006 and paid on November 22, 2006. The Hartford settled this matter without admitting or denying the findings of the SEC.

The Funds are available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and they are offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Funds’ ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Funds to indemnify the Funds for any material harm caused to the Funds from frequent trading by these contracts owners.

The total return in the accompanying financial highlights includes payment from (to) affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment		Total Return
	from Affiliate for		Excluding
	Attorney Generals		Payments from
	Settlement		Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2009		December 31, 2009
Fund	Class IA	Class IB	Class IA	Class IB
Hartford Global Growth HLS Fund	0.04%	0.04%	35.59%	35.26%

27

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

	Impact from Payment		Impact from Payment		Total Return
	from Affiliate for SEC		from (to) Affiliate for		Excluding Payments
	Settlement		Unrestricted Transfers		from (to) Affiliate
	for the Year Ended		for the Year Ended		for the Year Ended
	December 31, 2006		December 31, 2006		December 31, 2006
Fund	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Hartford Global Growth HLS Fund	0.31%	0.32%	—%	—%	13.83%	13.54%
Hartford Growth Opportunities HLS Fund	0.07	0.07	0.02	0.02	11.96	11.70

	Impact from Payment		Total Return
	from Affiliate for		Excluding
	Unrestricted		Payments from
	Transfers		Affiliate
	for the Year Ended		for the Year Ended
	December 31, 2005		December 31, 2005
Fund	Class IA	Class IB	Class IA	Class IB
Hartford Growth Opportunities HLS Fund	0.11%	0.11%	16.20%	15.91%

6.	Investment Transactions:

For the year ended December 31, 2009, the costs of purchases and sales of securities for Hartford Money Market HLS Fund were $43,328,806 and $45,151,926, respectively. For the year ended December 31, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds
	Excluding	Excluding
	U.S. Government	U.S. Government
	Obligations	Obligations
Hartford Global Growth HLS Fund	$378,161	$449,279
Hartford Growth Opportunities HLS Fund	1,428,342	1,365,749

7.	Line of Credit:

The Funds, except for Hartford Money Market HLS Fund, participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all Funds participating in the line of credit based on average net assets of the Funds. During the year ended December 31, 2009, the Funds did not have any borrowings under this facility.

8.	Fund Merger:

Reorganization of the Hartford LargeCap Growth HLS Fund into the Hartford Growth Opportunities HLS Fund: At a Special Meeting of Shareholders held on September 15, 2009, the shareholders of the Hartford LargeCap Growth HLS Fund (“Target Fund”) approved a proposed Plan of Reorganization providing for the acquisition of all the assets and liabilities of the Hartford LargeCap Growth HLS Fund by the Hartford Growth Opportunities HLS Fund (“Acquiring Fund”).

Under the terms of the Plan of Reorganization, and pursuant to the approval by shareholders of the Hartford LargeCap Growth HLS Fund, the assets and liabilities were acquired by the Hartford Growth Opportunities HLS Fund on October 2, 2009 (“Merger Date”). Hartford Growth Opportunities HLS Fund acquired the assets and liabilities of the Hartford LargeCap Growth HLS Fund in exchange for shares in the Hartford Growth Opportunities HLS Fund, which were distributed pro rata to the Hartford LargeCap Growth HLS Fund shareholders on October 2, 2009, in complete liquidation of the Hartford LargeCap Growth HLS Fund.

This merger was accomplished by tax free exchange as detailed below:

			Acquiring Fund	Net Assets of	Net Assets of
	Net Assets of		Shares Issued to the	Acquiring Fund	Acquiring Fund
	Target Fund on	Target Fund	Target Fund’s	Immediately	Immediately
	Merger Date	Shares Exchanged	Shareholders	Before Merger	After Merger
Class IA	$107,640	8,852	5,394	$853,254	$960,894
Class IB	4,738	390	240	129,282	134,020
Total	$112,378	9,242	5,634	$982,536	$1,094,914

The Hartford LargeCap Growth HLS Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of October 2, 2009.

28

	Unrealized Appreciation	Accumulated Net
Fund	(Depreciation)	Realized Gains (Losses)	Capital Stock	Total
Target Fund	$11,951	$(58,432)	$158,859	$112,378

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Funds, the Hartford Growth Opportunities HLS Fund’s pro forma results of operations for the year ended December 31, 2009, are as follows:

			Net Increase in Net Assets
Fund	Net Investment Income	Net Gain on Investments	Resulting from Operations
Acquiring Fund.	$5,356	$274,310	$279,666

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Hartford LargeCap Growth HLS Fund that have been included in Hartford Growth Opportunities HLS Fund’s statement of operations since October 2, 2009.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Subsequent Events:

Management has evaluated subsequent events through February 18, 2010, the date of issuance of the Funds’ financial statements, and has determined that no additional items require recording or disclosure.

29

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Financial Highlights

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payment from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers (c)	Ratio of Expenses to Average Net Assets After Waivers (c)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (d)
Hartford Global Growth HLS Fund
For the Year Ended December 31, 2009
Class IA	$10.17	$0.08	$—	$3.55	$3.63	$(0.09)	$—	$—	$(0.09)	$3.54	$13.71	35.64	%(e)	$488,720	0.81%	0.81%	0.67%	70%
Class IB	10.12	0.05	—	3.53	3.58	(0.06)	—	—	(0.06)	3.52	13.64	35.31	(e)	126,320	1.06	1.06	0.42	—
For the Year Ended December 31, 2008
Class IA	22.42	0.12	—	(11.56)	(11.44)	(0.12)	(0.69)	—	(0.81)	(12.25)	10.17	(52.46)		419,183	0.75	0.75	0.67	76
Class IB	22.27	0.08	—	(11.47)	(11.39)	(0.07)	(0.69)	—	(0.76)	(12.15)	10.12	(52.58)		112,226	1.00	1.00	0.42	—
For the Year Ended December 31, 2007
Class IA	20.09	0.03	—	4.84	4.87	(0.01)	(2.53)	—	(2.54)	2.33	22.42	25.05		1,028,843	0.73	0.73	0.13	75
Class IB	20.02	(0.02)	—	4.81	4.79	(0.01)	(2.53)	—	(2.54)	2.25	22.27	24.74		299,788	0.98	0.98	(0.11)	—
For the Year Ended December 31, 2006
Class IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	—	(1.28)	1.35	20.09	14.14	(e)	942,258	0.76	0.76	0.48	116
Class IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	—	(1.21)	1.36	20.02	13.86	(e)	280,283	1.01	1.01	0.23	—
For the Year Ended December 31, 2005
Class IA	18.41	0.14	—	0.33	0.47	(0.14)	—	—	(0.14)	0.33	18.74	2.59		935,539	0.77	0.77	0.74	262
Class IB	18.32	0.07	—	0.35	0.42	(0.08)	—	—	(0.08)	0.34	18.66	2.33		280,050	1.02	1.02	0.48	—
Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2009
Class IA	17.05	0.09	—	4.96	5.05	(0.10)	—	—	(0.10)	4.95	22.00	29.61		1,044,454	0.66	0.66	0.53	152	(f)
Class IB	16.89	0.05	—	4.89	4.94	(0.05)	—	—	(0.05)	4.89	21.78	29.29		144,269	0.91	0.91	0.28	—
For the Year Ended December 31, 2008
Class IA	32.75	0.12	—	(14.65)	(14.53)	(0.10)	(1.07)	—	(1.17)	(15.70)	17.05	(45.66)		752,898	0.64	0.64	0.45	154
Class IB	32.40	0.06	—	(14.47)	(14.41)	(0.03)	(1.07)	—	(1.10)	(15.51)	16.89	(45.80)		123,883	0.89	0.89	0.20	—
For the Year Ended December 31, 2007
Class IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75	29.65		1,415,613	0.64	0.64	0.16	135
Class IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40	29.33		277,421	0.89	0.89	(0.09)	—
For the Year Ended December 31, 2006
Class IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	—	(3.46)	0.06	30.13	12.05	(e)	1,103,590	0.65	0.65	0.71	139
Class IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	—	(3.37)	0.05	29.90	11.79	(e)	197,797	0.90	0.90	0.46	—
For the Year Ended December 31, 2005
Class IA	27.63	0.09	0.03	4.36	4.48	(0.06)	(1.98)	—	(2.04)	2.44	30.07	16.31	(e)	1,012,774	0.64	0.64	0.33	140
Class IB	27.44	0.01	0.03	4.35	4.39	—	(1.98)	—	(1.98)	2.41	29.85	16.02	(e)	179,308	0.89	0.89	0.06	—
Hartford Money Market HLS Fund
For the Year Ended December 31, 2009
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.06		2,820,121	0.48	0.32	0.02	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.05		548,134	0.53	0.34	0.00	—
For the Year Ended December 31, 2008
Class IA	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.15		4,427,230	0.47	0.42	2.01	N/A
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89		774,432	0.72	0.67	1.80	—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95		2,224,124	0.47	0.42	4.83	N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		452,976	0.72	0.67	4.58	—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69		1,558,433	0.48	0.48	4.63	N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43		319,926	0.73	0.73	4.38	—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84		1,353,836	0.49	0.49	2.79	N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58		264,040	0.75	0.75	2.54	—

(a)	Information presented relates to a share outstanding throughout the indicated period.
(b)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(c)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.
(f)
During the year ended December 31, 2009, Hartford Growth Opportunities HLS Fund incurred $100.4 million in purchases associated with the transition of assets from Hartford LargeCap Growth HLS Fund, which merged into Hartford Growth Opportunities HLS Fund on October 2, 2009. These purchases were excluded from the portfolio turnover rate calculation.

30

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Hartford Series Fund, Inc. and
Hartford HLS Series Fund II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Global Growth HLS Fund and Hartford Money Market HLS Fund, (two of the thirty-four portfolios constituting Hartford Series Fund, Inc.) and Hartford Growth Opportunities HLS Fund, (one of the six portfolios constituting Hartford HLS Series Fund II, Inc.) (collectively, the “Funds”) as of Decem-ber 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 18, 2010

31

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to Hartford Series Fund, Inc. (“SF”), and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Funds can be found in the Statement of Operations herein. The Funds pay to The Hartford a portion of the chief compliance officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (1940) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/ regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

32

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp. * Mr. Walters previously served as President and Chief Executive Officer of the Funds (2007-2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (SF) 1993 (SF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

33

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING
POLICIES AND PROXY VOTING RECORDS (UNAUDITED)
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2009 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

34

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc..

Shareholder Meeting Results (Unaudited)

The following proposal was addressed and approved at a Special Meeting of Shareholders held on September 15, 2009.

Proposal to approve a plan of reorganization providing for the acquisition of all the assets and liabilities of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”) by Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by a complete liquidation of the Acquired Fund.

Fund	For	Against	Abstain
Hartford LargeCap Growth HLS Fund	7,848,073.650	514,892.338	738,263.327

35

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2009 through December 31, 2009.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

	Beginning Account Value June 30, 2009	Ending Account Value December 31, 2009	Expenses paid during the period June 30, 2009 through December 31, 2009	Beginning Account Value June 30, 2009	Ending Account Value December 31, 2009	Expenses paid during the period June 30, 2009 through December 31, 2009	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Hartford Global Growth HLS Fund
Class IA	$1,000.00	$1,241.20	$4.63	$1,000.00	$1,021.07	$4.18	0.82%	184	365
Class IB	$1,000.00	$1,239.60	$6.04	$1,000.00	$1,019.81	$5.45	1.07%	184	365
Hartford Growth Opportunities HLS Fund
Class IA	$1,000.00	$1,245.90	$3.79	$1,000.00	$1,021.83	$3.41	0.67%	184	365
Class IB	$1,000.00	$1,244.40	$5.20	$1,000.00	$1,020.57	$4.69	0.92%	184	365
Hartford Money Market HLS Fund
Class IA	$1,000.00	$1,000.40	$1.01	$1,000.00	$1,024.20	$1.02	0.20%	184	365
Class IB	$1,000.00	$1,000.40	$1.01	$1,000.00	$1,024.20	$1.02	0.20%	184	365

36

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (“Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements after an initial two year period. At a meeting held on August 4-5, 2009, the Boards of Directors (the “Board”) of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for each Fund with an agreement up for renewal with HL Investment Advisors, LLC (“HL Advisors”), and the investment sub-advisory agreements between HL Advisors and each Fund’s respective sub-adviser(s) (“Sub-advisers,” and together with HL Advisors, “Advisers”) — Hartford Investment Management Company (“Hartford Investment Management”), and Wellington Management Company, LLP (collectively, the “Agreements”).(1)

In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Funds by the Advisers, and their affiliates. In addition, the Board received in-person presentations by officers of the Funds and representatives of HL Advisors at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to each Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Funds’ contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Funds’ management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Funds by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HL Advisors concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Funds. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Funds’ compliance control structure, particularly the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act.

(1) Certain Funds have entered into investment management agreements with HL Advisors under which HL Advisors provides investment advisory and certain administrative services to those Funds. Other Funds have entered into investment management agreements with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company (“Hartford Life”), under which Hartford Life provides certain administrative services to those Funds. For those Funds that have separate management and administrative agreements, the Board considered the fees payable under both agreements in the aggregate.

37

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of each Fund, including overseeing fund operations and service providers, and that it or Hartford Life provides administrative services to the Funds, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-advisers. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and, for certain Funds, Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Funds’ officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Funds and their shareholders by HL Advisors’ affiliates.

With respect to the Sub-advisers, who provide day-to-day portfolio management services, the Board considered the quality of the Funds’ portfolio managers, the Sub-advisers’ other investment personnel, their ability to attract and retain qualified investment professionals, their investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-advisers’ method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by HL Advisors and each of the Sub-advisers.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Funds. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Funds to an appropriate universe of peer funds.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Funds’ gross and net returns, the Funds’ investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Funds’ portfolios, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Funds at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Funds’ performance track record. The Board evaluated each Adviser’s analysis of the Funds’ performance for these time periods, with specific attention to information indicating underperformance of certain Funds relative to a peer group or benchmark for specific time periods, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. The Board also noted HL Advisors’ initiatives over the course of the year to improve Fund performance, including management’s action to institute portfolio manager changes for several Funds.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-advisers’ overall capabilities to manage each Fund.

Costs of the Services and Profitability

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Funds and HL Advisors’ profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Funds and all aspects of their relationship with the Funds.

The Board also requested and received information relating to the operations and profitability of the Sub-advisers. With respect to those Funds which are sub-advised by Hartford Investment Management, the Board noted that the fees payable to Hartford Investment Management are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for HL Advisors and Hartford Investment Management were considered in the aggregate. The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

38

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by each Fund to HL Advisors and the total expense ratios of each Fund. In this regard, the Board requested and reviewed information from HL Advisors and each Sub-adviser relating to the management fees and total operating expenses for each Fund. The Board also reviewed written materials from Lipper providing comparative information about each Fund’s management fees and total expense ratios relative to those of peer groups. While the Board recognized that comparisons between the Funds and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of each Fund’s fees and expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s management fees and total operating expenses.

Based on these considerations, and the information about quality of services, profitability, economies of scale, and other matters discussed, the Board concluded that each Fund’s fees and total operating expenses are reasonable.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Funds and whether the fee levels reflect these economies of scale for the benefit of the Funds’ investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Funds, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Funds’ shareholders, based on currently available information and the effective advisory fees and expense ratios for the Funds at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds, including the role of the Funds in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the certain Funds for providing certain administrative services for those Funds, and that Hartford Life also receives fees for fund accounting and related services from each of the Funds, and the Board considered information on expected profits to Hartford Life or its affiliates for such services.

The Board also considered that Hartford Investor Services Company, LLC (“HISC”), the Funds’ transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Funds, and the Board reviewed information on the expected profitability of the Funds’ transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Funds are reasonable and in line with industry standards.

39

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

The Board also considered that Hartford Securities Distribution Company, Inc. as principal underwriter of the Funds receives 12b-1 fees from the Funds. The Board also noted that certain affiliates of HL Advisors distribute shares of the Funds and receive compensation in that connection.

The Board considered benefits to the Sub-advisers from their proposed use of the Funds’ brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-advisers that the Sub-advisers would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Funds.

The Board considered the benefits to shareholders of being part of The Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

40

HARTFORD SERIES FUND, INC.
Annual Report December 31, 2009 • Manager Discussions • Financials

Hartford Series Fund, Inc.

Financial Statements:

Schedule of Investments as of December 31, 2009	2

Statement of Assets and Liabilities as of December 31, 2009	6

Statement of Operations for the Year Ended December 31, 2009	7

Statements of Changes in Net Assets for the Years Ended December 31, 2009 and December 31, 2008	8

Notes to Financial Statements	9

Financial Highlights	13

Report of Independent Registered Public Accounting Firm	14

Directors and Officers (Unaudited)	15

How to Obtain a Copy of the Funds’ Proxy Voting Policies and Proxy Voting Records (Unaudited)	17

Quarterly Portfolio Holdings Information (Unaudited)	17

Expense Example (Unaudited)	18

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	19

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadvisers and portfolio management team through the end of the period and is subject to change based on market and other conditions.

Hartford Money Market HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
CERTIFICATES OF DEPOSIT — 9.9%
	Commercial Banking — 4.0%
	Barclay’s bank plc (New York Branch)
$17,250	0.15%, 01/25/2010	$17,250
18,750	0.18%, 01/13/2010	18,750
28,250	0.48%, 09/07/2010 Δ	28,250
	Rabobank USA
18,000	0.24%, 05/03/2010	18,000
	State Street Bank & Trust Co.
19,000	0.20%, 02/11/2010	19,000
	Svenska Handelsbanken
33,750	0.20%, 03/08/2010 — 03/22/2010	33,750
		135,000
	Depository Credit — Banking — 2.8%
	Bank of Nova Scotia
17,750	0.14%, 01/22/2010	17,750
17,750	0.17%, 02/24/2010	17,750
	Deutsche Bank AG
17,000	0.18%, 02/05/2010	17,000
17,750	0.20%, 04/02/2010	17,750
	Toronto-Dominion Holdings
26,750	0.20%, 01/26/2010	26,750
		97,000
	Insurance Carriers — 1.2%
	Toronto-Dominion Holdings
17,000	0.15%, 01/21/2010	17,000
25,000	0.18%, 03/03/2010	25,000
		42,000
	Other Financial Investment Activities — 1.9%
	BNP Paribas Finance
22,750	0.20%, 01/19/2010	22,750
15,000	0.21%, 03/16/2010	15,000
27,750	0.23%, 01/07/2010	27,750
		65,500
	Total certificates of deposit
	(cost $339,500)	$339,500
COMMERCIAL PAPER — 53.4%
	Basic Chemical Manufacturing — 2.3%
	Export Development Canada
$16,000	0.09%, 02/12/2010 O	$15,998
22,500	0.15%, 02/18/2010 O	22,496
25,250	0.16%, 02/16/2010 O	25,245
15,250	0.19%, 05/17/2010 O	15,239
		78,978
	Beverage Manufacturing — 2.1%
	Coca Cola Co.
8,250	0.10%, 01/07/2010 O	8,250
15,250	0.14%, 01/19/2010 O	15,249
29,500	0.20%, 01/15/2010 O	29,497
17,750	0.22%, 05/11/2010 O	17,736
		70,732
	Commercial Banking — 7.7%
	Banco Bilbao Vizcaya Argentina S.A.
16,250	0.18%, 02/12/2010 O	16,247
17,750	0.22%, 03/03/2010 O	17,744
18,000	0.24%, 03/29/2010 O	17,990
	Bank of America Corp.
21,000	0.23%, 04/06/2010 O	20,987
32,250	0.25%, 01/08/2010 — 03/26/2010 O	32,241
	CBA (Delaware) Finance
35,500	0.18%, 03/02/2010 O	35,489
	Rabobank USA
16,000	0.19%, 02/12/2010 O	15,997
	State Street Corp.
12,500	0.19%, 03/25/2010 O	12,494
16,000	0.20%, 03/03/2010 O	15,995
20,500	0.23%, 01/06/2010 O	20,499
	Svenska Handelsbanken
18,000	0.19%, 03/01/2010 O	17,994
	Westpac Banking Corp.
18,000	0.21%, 04/01/2010 ■O	17,991
17,750	0.23%, 05/05/2010 ■O	17,736
		259,404
	Computer and Peripheral Equipment
	Manufacturing — 1.4%
	Microsoft Corp.
13,000	0.10%, 01/26/2010 O	12,999
34,500	0.12%, 01/19/2010 O	34,498
		47,497
	Depository Credit — Banking — 3.7%
	Bank of Nova Scotia
16,250	0.15%, 01/15/2010 O	16,249
17,750	0.18%, 03/10/2010 O	17,744
	Deutsche Bank
18,250	0.20%, 01/05/2010 O	18,250
	Societe Generale NA
16,250	0.22%, 01/22/2010 O	16,248
18,000	0.23%, 03/01/2010 O	17,993
17,750	0.25%, 04/01/2010 O	17,739
17,750	0.27%, 05/04/2010 O	17,734
		121,957
	Electric Generation, Transmission and
	Distribution — 0.9%
	Florida Power And Light Co.
12,500	0.11%, 01/05/2010 O	12,500
16,000	0.12%, 01/12/2010 O	15,999
		28,499
	International Trade Financing (Foreign Banks) — 17.1%
	Australia & New Zealand Banking Group Ltd.
34,750	0.21%, 04/12/2010 — 04/23/2010 ■O	34,728
17,000	0.25%, 05/27/2010 ■O	16,983
	European Investment Bank
20,250	0.09%, 01/21/2010 O	20,249
56,500	0.10%, 01/12/2010 — 01/25/2010 O	56,497
27,000	0.11%, 01/05/2010 O	27,000
	Kreditanstalt fuer Wiederaufbau
27,000	0.17%, 02/17/2010 ■O	26,994
63,000	0.20%, 01/13/2010 — 01/19/2010 ■O	62,995
18,750	0.21%, 01/29/2010 ■O	18,747
	Nordea North America
17,000	0.19%, 02/02/2010 O	16,997
35,500	0.20%, 03/02/2010 O	35,488

The accompanying notes are an integral part of these financial statements.

2

		Market
Shares or Principal Amount		Value Ì
COMMERCIAL PAPER — (continued)
	International Trade Financing (Foreign
	Banks) — (continued)
	Queensland Treasury Corp.
$68,500	0.14%, 01/15/2010 — 02/05/2010 O	$68,494
35,000	0.22%, 02/26/2010 O	34,988
	Royal Bank of Canada
26,500	0.13%, 02/19/2010 O	26,495
26,000	0.15%, 01/20/2010 O	25,998
	Societe De Prise Participation
35,500	0.12%, 01/20/2010 O	35,498
54,000	0.15%, 02/22/2010 — 02/23/2010 O	53,988
	U.S. Bank National Association
14,500	0.13%, 01/28/2010 O	14,499
		576,638
	Natural Gas Distribution — 1.5%
	Conocophillips
41,750	0.16%, 01/20/2010 — 02/08/2010 ■O	41,745
10,000	0.18%, 03/10/2010 ■O	9,997
		51,742
	Other Financial Investment Activities — 1.8%
	CBA (Delaware) Finance
16,250	0.21%, 04/19/2010 O	16,240
	Sheffield Receivables
27,750	0.16%, 01/05/2010 ■O	27,749
	Yorktown Capital
14,550	0.13%, 01/07/2010 ■O	14,550
		58,539
	Pharmaceutical & Medicine Manufacturing — 2.1%
	Abbott Laboratories
14,000	0.09%, 02/01/2010 ■O	13,999
37,250	0.11%, 01/05/2010 — 01/08/2010 ■O	37,249
18,250	0.15%, 01/04/2010 ■O	18,250
		69,498
	Real Estate Credit (Mortgage Banking) — 1.4%
	Cafco LLC
45,250	0.15%, 01/21/2010 O	45,246
	Securities and Commodity Contracts and
	Brokerage — 1.6%
	JP Morgan Chase & Co.
31,000	0.17%, 01/11/2010 O	30,999
	JP Morgan Chase Funding, Inc.
22,500	0.20%, 01/05/2010 O	22,499
		53,498
	Soap, Cleaning Compound, Toiletries
	Manufacturing — 1.4%
	Procter & Gamble
47,400	0.10%, 01/11/2010 — 01/12/2010 ■O	47,399
	Sovereign Foreign Governments — 8.4%
	British Columbia (Province of)
21,000	0.11%, 01/07/2010 O	21,000
14,400	0.12%, 01/28/2010 O	14,399
10,250	0.13%, 03/24/2010 O	10,247
10,674	0.15%, 01/05/2010 O	10,674
16,000	0.16%, 02/08/2010 O	15,997
	Ontario (Province of)
10,750	0.14%, 02/26/2010 O	10,748
16,000	0.18%, 01/08/2010 O	15,999
79,250	0.19%, 01/06/2010 — 02/11/2010 O	79,239
	Quebec (Province of)
66,750	0.11%, 01/15/2010 — 01/21/2010 ■O	66,746
24,000	0.13%, 01/07/2010 ■O	23,999
13,750	0.18%, 01/11/2010 ■O	13,749
		282,797
	Total commercial paper
	(cost $1,792,424)	$1,792,424
CORPORATE NOTES — 7.2%
	Commercial Banking — 1.1%
	Rabobank Netherlands
$36,100	0.67%, 05/19/2010 ■Δ	$36,159
	Depository Credit — Banking — 1.9%
	US Bancorp
36,500	0.28%, 05/28/2010 Δ	36,509
	Wells Fargo & Co.
4,000	0.31%, 03/23/2010 Δ	4,000
24,250	0.49%, 08/20/2010 Δ	24,276
		64,785
	International Trade Financing (Foreign Banks) — 3.2%
	International Bank for Reconstruction &
	Development
22,750	0.10%, 01/11/2010 O	22,749
40,800	0.10%, 02/01/2010 O	40,795
14,750	0.13%, 02/09/2010 O	14,748
26,000	0.17%, 02/22/2010 O	25,994
		104,286
	Securities and Commodity Contracts and
	Brokerage — 1.0%
	JP Morgan Chase & Co.
34,750	0.29%, 05/07/2010 Δ	34,756
	Total corporate notes
	(cost $239,986)	$239,986
OTHER POOLS AND FUNDS — 3.2%
108,414	JP Morgan U.S. Government Money Market
	Fund	$108,414
—	State Street Bank U.S. Government Money
	Market Fund	—
—	Wells Fargo Advantage Government Money
	Market Fund	—
	Total other pools and funds
	(cost $108,414)	$108,414
REPURCHASE AGREEMENTS — 0.1%
	BNP Paribas Securities Corp. Repurchase
	Agreement (maturing on 01/04/2010 in the
	amount of $1,793, collateralized by
	U.S. Treasury Bond 5.38%, 2031,
	value of $1,825)
$1,793	0.000% dated 12/31/2009	$1,793

The accompanying notes are an integral part of these financial statements.

3

Hartford Money Market HLS Fund
Schedule of Investments — (continued
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
REPURCHASE AGREEMENTS — (continued)
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on
	01/04/2010 in the amount of $1,511,
	collateralized by U.S. Treasury Bill 2.75%,
	2010, U.S. Treasury Bond 7.63%, 2022,
	value of $1,541)
$1,511	0.000% dated 12/31/2009		$1,511
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 01/04/2010 in the amount
	of $1,196, collateralized by U.S. Treasury
	Note 1.50%, 2013, value of $1,221)
1,196	0.000% dated 12/31/2009		1,196
	Total repurchase agreements
	(cost $4,500)		$4,500
U.S. GOVERNMENT AGENCIES — 11.5%
	Federal Home Loan Mortgage Corp. — 6.5%
$39,250	0.10%, 01/04/2010 — 02/17/2010 O		$39,248
75,150	0.11%, 02/02/2010 — 02/23/2010 O		75,141
61,000	0.12%, 01/26/2010 — 01/27/2010 O		60,994
18,000	0.14%, 02/04/2010 Δ		18,000
26,000	0.15%, 02/16/2010 O		25,995
			219,378
	Federal National Mortgage Association — 5.0%
55,750	0.09%, 01/22/2010 — 02/08/2010 O		55,746
25,000	0.10%, 02/18/2010 O		24,997
23,500	0.11%, 02/03/2010 O		23,498
46,300	0.12%, 02/01/2010 — 02/05/2010 O		46,295
18,750	0.18%, 02/25/2010 O		18,899
			169,435
	Total U.S. government agencies
	(cost $388,813)		$388,813
U.S. GOVERNMENT SECURITIES — 9.8%
	Other Direct Federal Obligations — 7.0%
	Federal Home Loan Bank
$22,000	0.08%, 01/08/2010 O		$22,000
37,000	0.09%, 01/29/2010 O		36,997
55,000	0.10%, 01/27/2010 — 02/05/2010 O		54,996
21,300	0.11%, 02/12/2010 O		21,297
37,500	0.12%, 01/22/2010 — 01/28/2010 O		37,497
62,500	0.13%, 01/15/2010 — 02/01/2010 O		62,495
			235,282
	U.S. Treasury Notes — 2.8%
32,500	0.05%, 01/15/2010 O		32,544
44,500	0.06%, 01/31/2010 O		44,575
16,250	0.09%, 02/28/2010 O		16,300
			93,419
	Total U.S. government securities
	(cost $328,701)		$328,701
	U.S. Treasury Bills — 5.4%
$182,000	0.07%, 01/14/2010 — 02/18/2010 O		$181,988
	Total U.S. treasury bills
	(cost $181,988)		$181,988
	Total investments
	(cost $3,384,326) ▲	100.5%	$3,384,326
	Other assets and liabilities	(0.5)%	(16,071)
	Total net assets	100.0%	$3,368,255
Note:
Percentage of investments are shown in the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 24.3% of total net assets at December 31, 2009.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at December 31, 2009.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 2009, was $547,765, which represents 16.26% of total net assets.

O	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

Investment Valuation Hierarchy Level Summary
December 31, 2009
	Total	Level 1	Level 2	Level 3
Assets:
Certificates of Deposit	$339,500	$—	$339,500	$—
Commercial Paper	1,792,424	—	1,792,424	—
Corporate Notes	239,986	—	239,986	—
Other Pools and Funds	108,414	108,414	—	—
Repurchase Agreements	4,500	—	4,500	—
U.S. Government Agencies	388,813	—	388,813	—
U.S. Government Securities	328,701	—	328,701	—
U.S. Treasury Bills	181,988	—	181,988	—
Total	$3,384,326	$108,414	$3,275,912	$—

The accompanying notes are an integral part of these financial statements.

5

Hartford Series Fund, Inc.
Statement of Assets and Liabilities
December 31, 2009
(000’s Omitted)

Hartford
Money
Market
HLS Fund
Assets:
Investments in securities, at market value; (amortized cost for Money Market Fund) @	$3,384,326
Receivables:
Fund shares sold	1,660
Dividends and interest	1,555
Total assets	3,387,541

Liabilities:
Payables:
Fund shares redeemed	18,839
Administrative fees	45
Accrued expenses	402
Total liabilities	19,286
Net assets	$3,368,255

Summary of Net Assets:
Capital stock and paid-in-capital	$3,377,755
Accumulated net realized loss on investments	(9,500)
Net assets	$3,368,255
Shares authorized	14,000,000
Par value	$0.001
Class IA: Net asset value per share	$1.00
Shares outstanding	2,828,064
Net assets	$2,820,121
Class IB: Net asset value per share	$1.00
Shares outstanding	549,644
Net assets	$548,134
@ Cost of securities	$3,384,326

6

Hartford Series Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2009
(000’s Omitted)

Hartford
Money
Market
HLS Fund
Investment Income:
Interest	$14,995
Total investment income	14,995

Expenses:
Investment management fees	8,832
Administrative service fees	8,843
Distribution fees — Class IB	295
Custodian fees	6
Accounting services fees	442
Board of Directors’ fees	135
Audit fees	167
Treasury guarantee insurance	1,802
Other expenses	1,147
Total expenses (before waivers and fees paid indirectly)	21,669
Expense waivers	(7,534)
Custodian fee offset	(1)
Total waivers and fees paid indirectly	(7,535)
Total expenses, net	14,134
Net investment income	861
Net Realized Gain on Investments:
Net realized gain on investments	34
Net Gain on Investments	34
Payment from Affiliate	3,500
Net Increase in Net Assets Resulting from Operations	$4,395

The accompanying notes are an integral part of these financial statements.

7

Hartford Series Fund, Inc.
Statements of Changes in Net Assets

(000’s Omitted)

	Hartford
	Money Market
	HLS Fund
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2009	2008
Operations:
Net investment income	$861	$78,080
Net realized gain (loss) on investments	34	(13,032)
Payment from affiliate	3,500	—
Net increase in net assets resulting from operations	4,395	65,048
Distributions to Shareholders:
From net investment income
Class IA	(2,502)	(65,065)
Class IB	(316)	(11,060)
Total distributions	(2,818)	(76,125)
Capital Share Transactions:
Class IA
Sold	1,474,789	4,105,607
Issued on reinvestment of distributions	2,450	64,851
Redeemed	(3,085,660)	(1,958,058)
Total capital share transactions	(1,608,421)	2,212,400
Class IB
Sold	311,880	765,243
Issued on reinvestment of distributions	313	11,013
Redeemed	(538,756)	(453,017)
Total capital share transactions	(226,563)	323,239
Net increase (decrease) from capital share transactions	(1,834,984)	2,535,639
Net increase (decrease) in net assets	(1,833,407)	2,524,562
Net Assets:
Beginning of period	5,201,662	2,677,100
End of period	$3,368,255	$5,201,662
Accumulated undistributed (distribution in excess of) net investment income	$—	$1,955
Shares:
Class IA
Sold	1,474,750	4,105,606
Issued on reinvestment of distributions	2,450	64,851
Redeemed	(3,085,660)	(1,958,057)
Total share activity	(1,608,460)	2,212,400
Class IB
Sold	311,872	765,243
Issued on reinvestment of distributions	313	11,013
Redeemed	(538,756)	(453,017)
Total share activity	(226,571)	323,239

8

Hartford Series Fund, Inc.
Notes to Financial Statements
December 31, 2009
(000’s Omitted)

1.	Organization:

Hartford Money Market HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end management investment company comprised of thirty-four portfolios, one portfolio of which is included in these financial statements.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is organized as a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to a Distribution and Service Plan. The Distribution and Service Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation — The Hartford Money Market HLS Fund’s assets are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds (ETF’s), and rights and warrants.

•
Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreement — A repurchase agreement is an agreement by which the seller of a security agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2009.

9

Hartford Series Fund, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

e)
Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of each business day of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time). The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Hartford Money Market HLS Fund seeks to maintain a stable NAV of $1.00 by declaring a daily dividend from net investment income, including net short-term capital gains and losses, and by valuing its investments using the amortized cost method, which approximates fair value. Normally, dividends are declared daily and distributed monthly.

f)
Illiquid and Restricted Securities — Hartford Money Market HLS Fund is permitted to invest up to 10% of its net assets in illiquid securities. “Illiquid Securities” are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and investment in them may have an adverse impact on a Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown in the Schedule of Investments, had illiquid and/or restricted securities as of December 31, 2009.

g)
Credit Risk — Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may fluctuate more than with less aggressive bond funds.

h)
U.S. Government Agencies — The Fund, as shown in the Schedule of Investments, may invest in Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) securities. On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed the FHLMC and the FNMA, two government-sponsored enterprises (“GSEs”), in conservatorship. As conservator, the FHFA has full powers to control the assets and operations of the firms. Dividends to common and preferred shareholders are suspended, but the U.S. Treasury has put in place a set of financing agreements to ensure that the GSEs continue to meet their obligations to holders of bonds that they issued or guaranteed.

i)
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)
Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland Corporate Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes — For federal income tax purposes, the Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of regulated investment companies. The Fund has distributed substantially all of its income and capital gains in the prior year and intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

		For the Year Ended			For the Year Ended
	December 31, 2009			December 31, 2008
	Ordinary	Long-Term	Tax Return	Ordinary	Long-Term	Tax Return
	Income	Capital Gains(a)	of Capital	Income	Capital Gains(a)	of Capital
Hartford Money Market HLS Fund	$2,818	$—	$—	$76,078	$—	$—

(a)	The Fund designates these distributions as long-term capital dividends per IRC code Sec. 852(b) (3) (C).

10

As of December 31, 2009, the components of distributable earnings on tax basis were as follows:

Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and Other	Appreciation	Earnings
	Income	Capital Gain	Losses*	(Depreciation)@	(Deficit)
Hartford Money Market HLS Fund	$—	$—	$(9,500)	$—	$(9,500)

* The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
@ The difference between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts — The Fund may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2009, the Fund recorded the following reclassifications to increase (decrease) the accounts listed below.

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital
Hartford Money Market HLS Fund	$2	$(2)	$—

e)	Capital Loss Carryforward — At December 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

	2010	2011	2012	2013	2014	2015	2016	2017	Total
Hartford Money Market HLS Fund	$—	$—	$—	$—	$—	$—	$9,500	$—	$9,500

f)
Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns for the last three years.

4.	Expenses:

a)
Investment Management Agreement — HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement for the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for the Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford Money Market HLS Fund in accordance with each Fund’s investment objectives and policies.

The Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management.

b)
Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the Fund, HLIC provides administrative services to the Fund and receives monthly compensation at the annual rate of 0.20% of the Fund’s average daily net assets. The Fund assumes and pays certain other expenses (including, but not limited to, accounting, custodian, state taxes and Directors’ fees).

The schedules below reflect the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered during the year ended December 31, 2009; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Rate
On first $5 billion	0.4000%
On next $5 billion	0.3800%
Over $10 billion	0.3700%

c)
Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation of 0.010% of the Fund’s average daily net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

d)
Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $14. Hartford Investment Services Company LLC (“HISC”), a wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HISC was compensated $2 for providing such services. These fees are accrued daily and paid monthly.

11

Hartford Series Fund, Inc.
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

On September 25, 2009, due to the realized losses incurred by the Fund, HL Advisers paid $3,500 to the Fund to provide support to the Fund’s $1.00 NAV. The payment had no impact on the Fund’s total return. This amount is shown as an increase from payments by affiliate on the Statement of Operations.

For the year ended December 31, 2009, HL Advisers has reimbursed expenses or waived fees for the Hartford Money Market HLS Fund to the extent necessary to prevent the Fund’s investment income from falling below the level of its expenses.

e)
Operating Expenses — Allocable expenses incurred by the Fund are allocated to the Fund and allocated to classes within the Fund in proportion to the average daily net assets of each Fund and class, except where allocation of certain expenses are more fairly made directly to a specific class of the Fund or to specific classes within the Fund.

f)
Fees Paid Indirectly — The Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly.  Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	December 31, 2009		December 31, 2008		December 31, 2007		December 31, 2006		December 31, 2005
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Hartford Money Market HLS Fund	0.32%	0.34%	0.42%	0.67%	0.42%	0.67%	0.48%	0.73%	0.49%	0.74%

g)
Distribution Plan for Class IB shares — The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor which may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Hartford Money Market HLS Fund’s 12b-1 Plan of Distribution to zero for Class IB for a period of six months, effective March 1, 2009. Effective September 1, 2009, the Board of Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s 12b-1 plan.  The Hartford Money Market HLS Fund’s actions may result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Hartford Money Market HLS Fund’s distributor to zero for Class IB during this time period. The Board of Director’s action can be changed at any time.

The Hartford may be required to pay, out of its own resources, the equivalent of the 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. In January and February 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of Hartford Money Market HLS Fund’s 12b-1 fees that would have been paid, notwithstanding waivers of 12b-1 fees.

5.	Investment Transactions:

For the year ended December 31, 2009, the costs of purchases and sales of securities for Hartford Money Market HLS Fund were $43,328,806 and $45,151,926, respectively.

6.	Subsequent Events:

Management has evaluated subsequent events through February 18, 2010, the date of issuance of the Fund’s financial statements, and has determined that no additional items require recording or disclosure.

12

Hartford Series Fund, Inc.
Financial Highlights

	— Selected Per-Share Data (a)—								— Ratios and Supplemental Data —
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers (c)	Ratio of Expenses to Average Net Assets After Waivers (c)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (d)
Hartford Money Market HLS Fund
For the Year Ended December 31, 2009
Class IA	$1.00	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1.00	0.06%	$2,820,121	0.48%	0.32%	0.02%	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.05	548,134	0.53	0.34	0.00	—
For the Year Ended December 31, 2008
Class IA	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.15	4,427,230	0.47	0.42	2.01	N/A
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89	774,432	0.72	0.67	1.80	—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95	2,224,124	0.47	0.42	4.83	N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69	452,976	0.72	0.67	4.58	—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69	1,558,433	0.48	0.48	4.63	N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43	319,926	0.73	0.73	4.38	—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84	1,353,836	0.49	0.49	2.79	N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58	264,040	0.75	0.75	2.54	—

(a)	Information presented relates to a share outstanding throughout the indicated period.
(b)
The figures do not include sales charges or other fees which may be applied atthe variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(c)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

13

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Money Market HLS Fund (one of the thirty-four portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Money Market HLS Fund of Hartford Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 18, 2010

14

Hartford Series Fund, Inc.
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to Hartford Series Fund, Inc. (“SF”), and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Funds can be found in the Statement of Operations herein. The Funds pay to The Hartford a portion of the chief compliance officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (1940) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

15

Hartford Series Fund, Inc.

Directors and Officers (Unaudited) — (continued)

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp.
* Mr. Walters previously served as President and Chief Executive Officer of the Funds (2007-2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (SF) 1993 (SF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

16

Hartford Series Fund, Inc.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING
POLICIES AND PROXY VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2009 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

17

Hartford Series Fund, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2009 through December 31, 2009.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

			Expenses paid			Expenses paid
		Ending	during the period		Ending	during the period		Days	Days
	Beginning	Account Value	June 30, 2009	Beginning	Account Value	June 30, 2009	Annualized	in the	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	current	full
	June 30, 2009	2009	December 31, 2009	June 30, 2009	2009	December 31, 2009	ratio	1/2 year	year
Hartford Money Market HLS Fund
Class IA	$1,000.00	$1,000.40	$1.01	$1,000.00	$1,024.20	$1.02	0.20%	184	365
Class IB	$1,000.00	$1,000.40	$1.01	$1,000.00	$1,024.20	$1.02	0.20%	184	365

18

Hartford Series Fund, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (“Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements after an initial two year period. At a meeting held on August 4-5, 2009, the Boards of Directors (the “Board”) of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for the Hartford Money Market HLS Fund (“Fund”) with HL Investment Advisors, LLC (“HL Advisors”), and the investment sub-advisory agreement between HL Advisors and Hartford Investment Management Company (“Hartford Investment Management”), (“Subadviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).(1)

In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by officers of the Fund and representatives of HL Advisors at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HL Advisors concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

(1) The Fund has entered into an investment management agreement with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company (“Hartford Life”), under which Hartford Life provides certain administrative services to the Fund. The Board considered the fees payable under both agreements in the aggregate.

19

Hartford Series Fund, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, and that it or Hartford Life provides administrative services to the Fund, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-advisers. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Fund and its shareholders by HL Advisors’ affiliates.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its ability to attract and retain qualified investment professionals, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Funds’ portfolios, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record. The Board evaluated each Adviser’s analysis of the Fund’s performance for these time periods, with specific attention to information indicating any underperformance of the Fund relative to a peer group or benchmark for specific time periods, and the causes for such underperformance. In evaluating the performance of each Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. The Board also noted HL Advisors’ initiatives over the course of the year to improve Fund performance.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund.

The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board noted that the fees payable to Hartford Investment Management are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for HL Advisors and Hartford Investment Management were considered in the aggregate. The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

20

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management fees and total operating expenses for the Fund. The Board also reviewed written materials from Lipper providing comparative information about the Fund’s management fees and total expense ratios relative to those of peer groups. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s fees and expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management fees and total operating expenses.

Based on these considerations, and the information about quality of services, profitability, economies of scale, and other matters discussed, the Board concluded that the Fund’s fees and total operating expenses are reasonable.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the Fund for providing certain administrative services for the Fund, and that Hartford Life also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services.

The Board also considered that Hartford Investor Services Company, LLC (“HISC”), the Funds’ transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Fund are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc. as principal underwriter of the Fund receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its proposed use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Fund.

21

Hartford Series Fund, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

The Board considered the benefits to shareholders of being part of The Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

22

HARTFORD SERIES FUND, INC.
Annual Report December 31, 2009 • Manager Discussions • Financials

Hartford Series Fund, Inc.

Manager Discussions (Unaudited)	2
Financial Statements:
Schedule of Investments as of December 31, 2009	4
Statement of Assets and Liabilities as of December 31, 2009	10
Statement of Operations for the Year Ended December 31, 2009	11
Statements of Changes in Net Assets for the Years Ended December 31, 2009 and December 31, 2008	12
Notes to Financial Statements	13
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	20
Directors and Officers (Unaudited)	21
How to Obtain a Copy of the Funds’ Proxy Voting Policies and Proxy Voting Records (Unaudited)	23
Quarterly Portfolio Holdings Information (Unaudited)	23
Expense Example (Unaudited)	24
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)	25

This report is prepared for the general information of contract owners and is not an offer of contracts. It should not be used in connection with any offer, except in conjunction with the appropriate prospectus which contains all pertinent information including the applicable sales, administrative and other charges.

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadvisers and portfolio management team through the end of the period and is subject to change based on market and other conditions.

Hartford Index HLS Fund inception 5/1/1987
(subadvised by Hartford Investment Management Company)

Performance Overview(1) 12/31/99 - 12/31/09
Growth of $10,000 investment

S&P 500 Index is a market capitalization weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart represents a hypothetical investment in the Fund. Performance data represents past performance and current performance could be higher or lower.

Portfolio Manager
Deane Gyllenhaal
Vice President

Investment goal – Seeks to provide investment results which approximate the price and yield performance of publicly traded common stocks in the aggregate.

Average Annual Returns (as of 12/31/09)

	1	5	10
	Year	Year	Year
Index IA	26.15%	0.14%	-1.31%
Index IB	25.81%	-0.11%	-1.54%
S&P 500 Index	26.45%	0.41%	-0.95%

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Class IB shares will vary from the results seen on this page due to differences in the expense charged to this share class.

Performance information may reflect historical or current expense waivers from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The value of the contract will fluctuate so that when redeemed, it may be worth more or less than the original investment. The chart and table do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

How did the Fund perform?
The Class IA shares of the Hartford Index HLS Fund returned 26.15% for the twelve-month period ended December 31, 2009, underperforming its benchmark, the S&P 500 Index, which returned 26.45%, and outperforming the Lipper S&P 500 Index Objective VP-UF Funds category, a group of funds with investment strategies similar to those of the Fund, which returned 26.10%.

Why did the Fund perform this way?
By design, the Fund is managed to mimic the performance of the S&P 500 Index. The performance of the Fund only marginally differed from that of the benchmark for the twelve-month period. Sources of return variance include trading costs, cash exposure in volatile markets, and the lack of exposure to Hartford Financial Services Group in the portfolio. The Fund lost about three basis points due to the lack of Hartford Financial Services Group exposure. Because of internal Hartford Investment Management Company (HIMCO) policy, the Fund does not purchase stock of HIMCO's parent, The Hartford Financial Services Group, Inc (a component of the index). This exposure is reallocated across the Life/Health Insurance, Property/Casualty Insurance and Multi-line Insurance industries.

After a disappointing return in the first quarter, the markets (and the S&P 500 Index benchmark) rallied from early March through the end of the year. All ten of the ten sectors in the benchmark had positive returns. Information Technology led the way, up 61.7% during 2009. Materials then gained 48.6%, which was followed by Consumer Discretionary rising 41.3% over the same period. The lowest return for the year was Telecom Services, which was up 8.9%. Utilities was the second worst performing sector, gaining 11.9%

Looking at individual stocks within the benchmark, there were many high performers for the year, due to the sharp market recovery. XL Capital, an insurer and reinsurer, led the way, returning 419.8% for the year, followed by Tenet Healthcare Corp, which rose 368.7% and Advanced Micro Devices which gained 348.2%. The laggards within the S&P 500 Index were led by financial companies. There were a number of companies that were dropped as constituents of the Index that produced significant negative returns. Of the stocks that remained in the index, Marshall & Isley, a financial services provider, fell about 60% for the year. Huntington Bancshares followed closely behind, dropping 51.6%.

2

What is the outlook?
In 2009 equities rallied in one of the strongest and fastest bear market recoveries on record. Like previous recession rallies, the market rose by means of a rapid expansion in valuation multiples as earnings growth decelerated. However, this "junk" rally, which was led by stocks with no earnings, low profitability, high beta, and low S&P ratings, seems to be abating. Investors may focus on the direction of the U.S. dollar in 2010 along with the level of interest rates and how that change may impact credit going forward. Another popular theme we will be monitoring is how U.S. corporations will grow their top lines (i.e revenue) after slashing costs in 2009.

The Fund will continue to be invested in the S&P 500 Index, with a focus on risk control and efficient trading. Performance of the Fund is expected to be similar to that of the index.

Diversification by Industry
as of December 31, 2009
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.6%
Banks (Financials)	2.8
Capital Goods (Industrials)	7.4
Commercial & Professional Services (Industrials)	0.6
Consumer Durables & Apparel (Consumer Discretionary)	0.9
Consumer Services (Consumer Discretionary)	1.7
Diversified Financials (Financials)	7.8
Energy (Energy)	11.3
Food & Staples Retailing (Consumer Staples)	2.6
Food, Beverage & Tobacco (Consumer Staples)	5.7
Health Care Equipment & Services (Health Care)	4.1
Household & Personal Products (Consumer Staples)	2.8
Insurance (Financials)	2.4
Materials (Materials)	3.5
Media (Consumer Discretionary)	2.9
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.3
Real Estate (Financials)	1.2
Retailing (Consumer Discretionary)	3.4
Semiconductors & Semiconductor Equipment (Information Technology)	2.6
Software & Services (Information Technology)	7.9
Technology Hardware & Equipment (Information Technology)	9.2
Telecommunication Services (Services)	3.1
Transportation (Industrials)	2.1
Utilities (Utilities)	3.7
Short-Term Investments	1.4
Other Assets and Liabilities	–
Total	100.0%

3

Hartford Index HLS Fund
Schedule of Investments
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — 98.6%
	Automobiles & Components — 0.6%
321	Ford Motor Co. ●	$3,211
23	Goodyear Tire & Rubber Co. ●	331
23	Harley-Davidson, Inc.	574
65	Johnson Controls, Inc.	1,774
		5,890
	Banks — 2.8%
67	BB&T Corp.	1,693
15	Comerica, Inc.	434
77	Fifth Third Bankcorp	753
22	First Horizon National Corp. ●	288
46	Hudson City Bancorp, Inc.	630
69	Huntington Bancshares, Inc.	254
85	Keycorp.	473
8	M&T Bank Corp.	534
51	Marshall & Ilsley Corp.	278
34	People’s United Financial, Inc.	565
45	PNC Financial Services Group, Inc.	2,363
115	Regions Financial Corp.	610
48	SunTrust Banks, Inc.	984
186	US Bancorp	4,180
496	Wells Fargo & Co.	13,394
14	Zion Bancorp	174
		27,607
	Capital Goods — 7.4%
69	3M Co.	5,686
71	Boeing Co.	3,820
60	Caterpillar, Inc.	3,444
20	Cummins, Inc.	900
25	Danaher Corp.	1,902
41	Deere & Co.	2,221
18	Dover Corp.	752
16	Eaton Corp.	1,026
73	Emerson Electric Co.	3,112
13	Fastenal Co.	533
5	First Solar, Inc. ●	635
5	Flowserve Corp.	515
17	Fluor Corp.	776
38	General Dynamics Corp.	2,557
1,034	General Electric Co.	15,641
12	Goodrich Corp.	777
74	Honeywell International, Inc.	2,905
37	Illinois Tool Works, Inc.	1,795
18	ITT Corp.	880
12	Jacobs Engineering Group, Inc. ●	455
11	L-3 Communications Holdings, Inc.	979
31	Lockheed Martin Corp.	2,338
35	Masco Corp.	481
30	Northrop Grumman Corp.	1,701
35	PACCAR, Inc.	1,278
11	Pall Corp.	413
16	Parker-Hannifin Corp.	842
14	Precision Castparts Corp.	1,513
20	Quanta Services, Inc. ●	424
37	Raytheon Co.	1,918
14	Rockwell Automation, Inc.	648
15	Rockwell Collins, Inc.	844
9	Roper Industries, Inc.	461
6	Snap-On, Inc.	238
8	Stanley Works	400
26	Textron, Inc.	495
91	United Technologies Corp.	6,315
6	W.W. Grainger, Inc.	592
		72,212
	Commercial & Professional Services — 0.6%
11	Avery Dennison Corp.	401
13	Cintas Corp.	332
5	Dun & Bradstreet Corp.	424
12	Equifax, Inc.	379
18	Iron Mountain, Inc. ●	400
12	Monster Worldwide, Inc. ●	212
20	Pitney Bowes, Inc.	458
20	R.R. Donnelley & Sons Co.	445
31	Republic Services, Inc.	888
15	Robert Half International, Inc.	392
8	Stericycle, Inc. ●	449
48	Waste Management, Inc.	1,609
		6,389
	Consumer Durables & Apparel — 0.9%
6	Black & Decker Corp.	379
31	Coach, Inc.	1,131
27	D.R. Horton, Inc.	292
26	Eastman Kodak Co.	111
15	Fortune Brands, Inc.	631
7	Harman International Industries, Inc.	236
12	Hasbro, Inc.	388
15	Leggett & Platt, Inc.	302
16	Lennar Corp.	200
35	Mattel, Inc.	701
27	Newell Rubbermaid, Inc.	405
38	NIKE, Inc. Class B	2,502
6	Polo Ralph Lauren Corp.	448
31	Pulte Homes, Inc.	307
9	V.F. Corp.	634
7	Whirlpool Corp.	585
		9,252
	Consumer Services — 1.7%
12	Apollo Group, Inc. Class A ●	755
42	Carnival Corp. ●	1,346
14	Darden Restaurants, Inc.	475
6	DeVry, Inc.	342
33	H & R Block, Inc.	737
29	International Game Technology	541
25	Marriott International, Inc. Class A	671
105	McDonald’s Corp.	6,542
72	Starbucks Corp. ●	1,663
18	Starwood Hotels & Resorts	663
17	Wyndham Worldwide Corp.	349
7	Wynn Resorts Ltd. ●	392
45	Yum! Brands, Inc.	1,587
		16,063
	Diversified Financials — 7.8%
115	American Express Co.	4,679
25	Ameriprise Financial, Inc.	963
965	Bank of America Corp.	14,528
117	Bank of New York Mellon Corp.	3,270
44	Capital One Financial Corp.	1,673
The accompanying notes are an integral part of these financial statements.

4

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Diversified Financials — (continued)
93	Charles Schwab Corp.	$1,741
1,893	Citigroup, Inc.	6,267
6	CME Group, Inc.	2,181
53	Discover Financial Services, Inc.	774
150	E*Trade Financial Corp. ●	263
9	Federated Investors, Inc.	236
14	Franklin Resources, Inc.	1,523
50	Goldman Sachs Group, Inc.	8,429
7	IntercontinentalExchange, Inc. ●	804
42	Invesco Ltd.	977
18	Janus Capital Group, Inc.	237
383	JP Morgan Chase & Co.	15,941
16	Legg Mason, Inc.	477
18	Leucadia National Corp. ●	439
19	Moody’s Corp.	510
132	Morgan Stanley	3,906
14	Nasdaq OMX Group, Inc. ●	285
23	Northern Trust Corp.	1,229
25	NYSE Euronext	640
46	SLM Corp. ●	520
48	State Street Corp.	2,092
25	T. Rowe Price Group, Inc.	1,332
		75,916
	Energy — 11.3%
48	Anadarko Petroleum Corp.	2,981
33	Apache Corp.	3,364
30	Baker Hughes, Inc.	1,216
28	BJ Services Co.	530
10	Cabot Oil & Gas Corp.	440
24	Cameron International Corp. ●	991
63	Chesapeake Energy Corp.	1,627
195	Chevron Corp.	14,995
144	ConocoPhillips Holding Co.	7,355
18	Consol Energy, Inc.	873
24	Denbury Resources, Inc. ●	359
43	Devon Energy Corp.	3,170
7	Diamond Offshore Drilling, Inc.	668
68	El Paso Corp.	669
24	EOG Resources, Inc.	2,383
461	Exxon Mobil Corp.	31,427
12	FMC Technologies, Inc. ●	685
88	Halliburton Co.	2,634
28	Hess Corp.	1,710
69	Marathon Oil Corp.	2,145
8	Massey Energy Co.	349
19	Murphy Oil Corp.	1,004
27	Nabors Industries Ltd. ●	602
41	National Oilwell Varco, Inc.	1,790
17	Noble Energy, Inc.	1,197
79	Occidental Petroleum Corp.	6,413
26	Peabody Energy Corp.	1,173
11	Pioneer Natural Resources Co.	540
15	Range Resources Corp.	763
11	Rowan Companies, Inc.	249
117	Schlumberger Ltd.	7,585
24	Smith International, Inc.	652
33	Southwestern Energy Co. ●	1,614
63	Spectra Energy Corp.	1,288
11	Sunoco, Inc.	297
14	Tesoro Corp.	186
55	Valero Energy Corp.	919
57	Williams Cos., Inc.	1,194
56	XTO Energy, Inc.	2,622
		110,659
	Food & Staples Retailing — 2.6%
42	Costco Wholesale Corp.	2,505
137	CVS/Caremark Corp.	4,412
63	Kroger Co.	1,298
39	Safeway, Inc.	839
21	Supervalu, Inc.	262
57	Sysco Corp.	1,605
96	Walgreen Co.	3,527
207	Wal-Mart Stores, Inc.	11,073
14	Whole Foods Market, Inc. ●	375
		25,896
	Food, Beverage & Tobacco — 5.7%
201	Altria Group, Inc.	3,950
62	Archer Daniels Midland Co.	1,954
11	Brown-Forman Corp.	573
18	Campbell Soup Co.	623
225	Coca-Cola Co.	12,825
31	Coca-Cola Enterprises, Inc.	654
43	ConAgra Foods, Inc.	990
19	Constellation Brands, Inc. Class A ●	308
17	Dean Foods Co. ●	315
25	Dr. Pepper Snapple Group	699
32	General Mills, Inc.	2,244
31	H.J. Heinz Co.	1,312
16	Hershey Co.	578
7	Hormel Foods Corp.	262
12	J.M. Smucker Co.	716
25	Kellogg Co.	1,311
143	Kraft Foods, Inc.	3,898
16	Lorillard, Inc.	1,250
13	McCormick & Co., Inc.	461
15	Molson Coors Brewing Co.	689
14	Pepsi Bottling Group, Inc.	525
151	PepsiCo, Inc.	9,208
185	Philip Morris International, Inc.	8,911
16	Reynolds American, Inc.	867
68	Sara Lee Corp.	825
30	Tyson Foods, Inc. Class A	363
		56,311
	Health Care Equipment & Services — 4.1%
42	Aetna, Inc.	1,335
28	Amerisource Bergen Corp.	730
9	Bard (C.R.), Inc.	732
58	Baxter International, Inc.	3,432
23	Becton, Dickinson & Co.	1,818
147	Boston Scientific Corp. ●	1,320
35	Cardinal Health, Inc.	1,134
17	CareFusion Corp. ●	429
27	CIGNA Corp.	937
14	Coventry Health Care, Inc. ●	349
10	DaVita, Inc. ●	583
15	Dentsply International, Inc.	519
27	Express Scripts, Inc. ●	2,310

The accompanying notes are an integral part of these financial statements.

5

Hartford Index HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Health Care Equipment & Services — (continued)
16	Hospira, Inc. ●	$805
17	Humana, Inc. ●	725
18	IMS Health, Inc.	373
4	Intuitive Surgical, Inc. ●	1,110
10	Laboratory Corp. of America Holdings ●	774
26	McKesson Corp.	1,625
46	Medco Health Solutions, Inc. ●	2,959
107	Medtronic, Inc.	4,724
9	Patterson Cos., Inc. ●	252
15	Quest Diagnostics, Inc.	910
32	St. Jude Medical, Inc. ●	1,192
27	Stryker Corp.	1,380
42	Tenet Healthcare Corp. ●	227
113	UnitedHealth Group, Inc.	3,439
12	Varian Medical Systems, Inc. ●	564
45	Wellpoint, Inc. ●	2,596
21	Zimmer Holdings, Inc. ●	1,221
		40,504
	Household & Personal Products — 2.8%
41	Avon Products, Inc.	1,306
14	Clorox Co.	831
48	Colgate-Palmolive Co.	3,964
12	Estee Lauder Co., Inc.	557
40	Kimberly-Clark Corp.	2,569
20	Mead Johnson Nutrition Co.	865
284	Procter & Gamble Co.	17,199
		27,291
	Insurance — 2.4%
47	Aflac, Inc.	2,195
54	Allstate Corp.	1,630
14	American International Group, Inc. ●	409
27	AON Corp.	1,021
12	Assurant, Inc.	348
35	Chubb Corp.	1,699
16	Cincinnati Financial Corp.	432
49	Genworth Financial, Inc. ●	561
31	Lincoln National Corp.	762
36	Loews Corp.	1,326
51	Marsh & McLennan Cos., Inc.	1,130
83	MetLife, Inc.	2,937
32	Principal Financial Group, Inc.	779
68	Progressive Corp.	1,227
47	Prudential Financial, Inc.	2,343
8	Torchmark Corp.	370
55	Travelers Cos., Inc.	2,757
34	Unum Group	658
35	XL Capital Ltd. Class A	635
		23,219
	Materials — 3.5%
21	Air Products and Chemicals, Inc.	1,665
8	Airgas, Inc.	381
11	AK Steel Holding Corp.	228
95	Alcoa, Inc.	1,525
10	Allegheny Technologies, Inc.	427
9	Ball Corp.	473
11	Bemis Co., Inc.	311
5	CF Industries Holdings, Inc.	427
13	Cliff’s Natural Resources, Inc.	585
111	Dow Chemical Co.	3,069
88	E.I. DuPont de Nemours & Co.	2,954
7	Eastman Chemical Co.	428
23	Ecolab, Inc.	1,030
7	FMC Corp.	390
42	Freeport-McMoRan Copper & Gold, Inc. ●	3,352
8	International Flavors & Fragrances, Inc.	314
42	International Paper Co.	1,126
17	MeadWestvaco Corp.	475
53	Monsanto Co.	4,329
48	Newmont Mining Corp.	2,252
31	Nucor Corp.	1,424
16	Owens-Illinois, Inc. ●	539
13	Pactiv Corp. ●	311
16	PPG Industries, Inc.	952
30	Praxair, Inc.	2,388
15	Sealed Air Corp.	338
12	Sigma-Aldrich Corp.	595
8	Titanium Metals Corp.	104
14	United States Steel Corp.	767
12	Vulcan Materials Co.	643
21	Weyerhaeuser Co.	887
		34,689
	Media — 2.9%
66	CBS Corp. Class B	923
277	Comcast Corp. Class A	4,674
93	DirecTV Class A ●	3,098
23	Gannett Co., Inc.	343
47	Interpublic Group of Cos., Inc. ●	348
31	McGraw-Hill Cos., Inc.	1,023
4	Meredith Corp.	108
11	New York Times Co. Class A	139
219	News Corp. Class A	2,995
30	Omnicom Group, Inc.	1,184
9	Scripps Networks Interactive Class A	359
34	Time Warner Cable, Inc.	1,418
113	Time Warner, Inc.	3,302
59	Viacom, Inc. Class B ●	1,751
187	Walt Disney Co.	6,024
1	Washington Post Co. Class B	268
		27,957
	Pharmaceuticals, Biotechnology & Life Sciences — 8.3%
150	Abbott Laboratories	8,107
30	Allergan, Inc.	1,878
98	Amgen, Inc. ●	5,558
28	Biogen Idec, Inc. ●	1,501
167	Bristol-Myers Squibb Co.	4,204
45	Celgene Corp. ●	2,483
7	Cephalon, Inc. ●	449
98	Eli Lilly & Co.	3,507
29	Forest Laboratories, Inc. ●	942
26	Genzyme Corp. ●	1,261
87	Gilead Sciences, Inc. ●	3,783
268	Johnson & Johnson	17,256
24	King Pharmaceuticals, Inc. ●	296
17	Life Technologies Corp. ●	903
297	Merck & Co., Inc.	10,838
5	Millipore Corp. ●	392

The accompanying notes are an integral part of these financial statements.

6

		Market
Shares or Principal Amount		Value Ì
COMMON STOCKS — (continued)
	Pharmaceuticals, Biotechnology & Life Sciences — (continued)
30	Mylan, Inc. ●	$547
11	PerkinElmer, Inc.	234
783	Pfizer, Inc.	14,251
40	Thermo Fisher Scientific, Inc. ●	1,888
9	Waters Corp. ●	569
10	Watson Pharmaceuticals, Inc. ●	408
		81,255
	Real Estate — 1.2%
11	Apartment Investment & Management Co.	180
8	Avalonbay Communities, Inc.	651
13	Boston Properties, Inc.	902
26	CB Richard Ellis Group, Inc. Class A ●	356
27	Equity Residential Properties Trust	905
28	HCP, Inc.	870
12	Health Care, Inc.	531
61	Host Hotels & Resorts, Inc.	715
39	Kimco Realty Corp.	528
16	Plum Creek Timber Co., Inc.	599
46	ProLogis	629
13	Public Storage	1,071
28	Simon Property Group, Inc.	2,223
15	Ventas, Inc.	666
15	Vornado Realty Trust	1,066
		11,892
	Retailing — 3.4%
9	Abercrombie & Fitch Co. Class A	297
32	Amazon.com, Inc. ●	4,356
9	AutoNation, Inc. ●	171
3	AutoZone, Inc. ●	463
25	Bed Bath & Beyond, Inc. ●	984
33	Best Buy Co., Inc.	1,309
8	Big Lots, Inc. ●	232
20	Expedia, Inc. ●	527
13	Family Dollar Stores, Inc.	374
16	GameStop Corp. Class A ●	352
46	Gap, Inc.	969
16	Genuine Parts Co.	589
165	Home Depot, Inc.	4,777
23	J.C. Penney Co., Inc.	609
30	Kohl’s Corp. ●	1,608
26	Limited Brands, Inc.	500
143	Lowe’s Co., Inc.	3,342
41	Macy’s, Inc.	686
16	Nordstrom, Inc.	603
27	Office Depot, Inc. ●	174
13	O’Reilly Automotive, Inc. ●	506
4	Priceline.com, Inc. ●	939
12	RadioShack Corp.	236
12	Ross Stores, Inc.	517
5	Sears Holdings Corp. ●	397
9	Sherwin-Williams Co.	572
70	Staples, Inc.	1,728
73	Target Corp.	3,535
12	Tiffany & Co.	521
41	TJX Cos., Inc.	1,490
		33,363
	Semiconductors & Semiconductor Equipment — 2.6%
55	Advanced Micro Devices, Inc. ●	529
29	Altera Corp.	649
28	Analog Devices, Inc.	894
130	Applied Materials, Inc.	1,806
42	Broadcom Corp. Class A ●	1,314
536	Intel Corp.	10,936
17	KLA-Tencor Corp.	601
22	Linear Technology Corp.	661
63	LSI Corp. ●	381
22	MEMC Electronic Materials, Inc. ●	296
18	Microchip Technology, Inc.	519
83	Micron Technology, Inc. ●	871
23	National Semiconductor Corp.	354
9	Novellus Systems, Inc. ●	219
54	NVIDIA Corp. ●	1,006
17	Teradyne, Inc. ●	184
122	Texas Instruments, Inc.	3,170
27	Xilinx, Inc.	674
		25,064
	Software & Services — 7.9%
51	Adobe Systems, Inc. ●	1,872
9	Affiliated Computer Services, Inc. Class A ●	566
17	Akamai Technologies, Inc. ●	420
22	Autodesk, Inc. ●	566
49	Automatic Data Processing, Inc.	2,099
18	BMC Software, Inc. ●	716
38	CA, Inc.	864
18	Citrix Systems, Inc. ●	739
29	Cognizant Technology Solutions Corp. ●	1,295
15	Computer Sciences Corp. ●	849
22	Compuware Corp. ●	162
109	eBay, Inc. ●	2,570
32	Electronic Arts, Inc. ●	561
32	Fidelity National Information Services, Inc.	745
15	Fiserv, Inc. ●	723
23	Google, Inc. ●	14,490
31	Intuit, Inc. ●	944
9	Mastercard, Inc.	2,386
15	McAfee, Inc. ●	621
750	Microsoft Corp.	22,867
34	Novell, Inc. ●	140
380	Oracle Corp.	9,317
31	Paychex, Inc.	958
18	Red Hat, Inc. ●	564
30	SAIC, Inc. ●	562
11	Salesforce.com, Inc. ●	784
79	Symantec Corp. ●	1,408
19	Total System Services, Inc.	330
19	VeriSign, Inc. ●	452
44	Visa, Inc.	3,805
67	Western Union Co.	1,267
116	Yahoo!, Inc. ●	1,941
		77,583
	Technology Hardware & Equipment — 9.2%
34	Agilent Technologies, Inc. ●	1,042
17	Amphenol Corp. Class A	767
87	Apple, Inc. ●	18,444
—	Ciena Corp. ●	—
559	Cisco Systems, Inc. ●	13,371

The accompanying notes are an integral part of these financial statements.

7

Hartford Index HLS Fund
Schedule of Investments — (continued)
December 31, 2009
(000’s Omitted)

			Market
Shares or Principal Amount			Value Ì
COMMON STOCKS — (continued)
	Technology Hardware & Equipment — (continued)
151	Corning, Inc.		$2,917
167	Dell, Inc. ●		2,400
198	EMC Corp. ●		3,459
15	FLIR Systems, Inc. ●		482
13	Harris Corp.		609
230	Hewlett-Packard Co.		11,859
128	IBM Corp.		16,697
19	Jabil Circuit, Inc.		322
22	JDS Uniphase Corp. ●		178
51	Juniper Networks, Inc. ●		1,360
8	Lexmark International, Inc. ADR ●		196
13	Molex, Inc.		284
224	Motorola, Inc. ●		1,741
33	NetApp, Inc. ●		1,131
11	QLogic Corp. ●		210
162	Qualcomm, Inc.		7,504
22	SanDisk Corp. ●		641
73	Sun Microsystems, Inc. ●		685
38	Tellabs, Inc. ●		213
17	Teradata Corp. ●		523
22	Western Digital Corp. ●		966
84	Xerox Corp.		714
			88,715
	Telecommunication Services — 3.1%
39	American Tower Corp. Class A ●		1,683
573	AT&T, Inc.		16,059
29	CenturyTel, Inc.		1,046
30	Frontier Communications Corp.		236
26	MetroPCS Communications, Inc. ●		195
144	Qwest Communications International, Inc.		607
288	Sprint Nextel Corp. ●		1,055
276	Verizon Communications, Inc.		9,138
42	Windstream Corp.		466
			30,485
	Transportation — 2.1%
25	Burlington Northern Santa Fe Corp.		2,513
16	C.H. Robinson Worldwide, Inc.		958
38	CSX Corp.		1,847
21	Expeditors International of Washington, Inc.		713
30	FedEx Corp.		2,536
36	Norfolk Southern Corp.		1,870
5	Ryder System, Inc.		224
72	Southwest Airlines Co.		824
49	Union Pacific Corp.		3,133
96	United Parcel Service, Inc. Class B		5,528
			20,146
	Utilities — 3.7%
65	AES Corp. ●		862
16	Allegheny Energy, Inc.		385
23	Ameren Corp.		644
46	American Electric Power Co., Inc.		1,614
38	CenterPoint Energy, Inc.		550
22	CMS Energy Corp.		349
27	Consolidated Edison, Inc.		1,240
20	Constellation Energy Group, Inc.		686
58	Dominion Resources, Inc.		2,256
16	DTE Energy Co.		698
127	Duke Energy Corp.		2,180
32	Edison International		1,100
18	Entergy Corp.		1,500
13	EQT Corp.		557
64	Exelon Corp.		3,127
30	FirstEnergy Corp.		1,377
40	FPL Group, Inc.		2,119
7	Integrys Energy Group, Inc.		310
4	Nicor, Inc.		186
27	NiSource, Inc.		413
17	Northeast Utilities		438
22	Pepco Holdings, Inc.		363
36	PG&E Corp.		1,606
10	Pinnacle West Capital Corp.		360
37	PPL Corp.		1,181
27	Progress Energy, Inc.		1,112
49	Public Service Enterprise Group, Inc.		1,632
17	Questar Corp.		702
11	SCANA Corp.		405
24	Sempra Energy		1,340
78	Southern Co.		2,588
21	TECO Energy, Inc.		336
11	Wisconsin Energy Corp.		563
44	Xcel Energy, Inc.		940
			35,719
	Total common stocks
	(cost $992,656)		$964,077
	Total long-term investments
	(cost $992,656)		$964,077

SHORT-TERM INVESTMENTS — 1.4%
	Repurchase Agreements — 1.2%
	BNP Paribas Securities Corp. Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $4,835,
	collateralized by U.S. Treasury Bond 5.38%,
	2031, value of $4,920)
$4,835	0.000%, 12/31/2009		$4,835
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on 01/04/2010
	in the amount of $4,075, collateralized by
	U.S. Treasury Bill 2.75%, 2010, U.S. Treasury
	Bond 7.63%, 2022, value of $4,156)
4,075	0.000%, 12/31/2009		4,075
	UBS Securities, Inc. Repurchase Agreement
	(maturing on 01/04/2010 in the amount of $3,224,
	collateralized by U.S. Treasury Note 1.50%, 2013,
	value of $3,294)
3,224	0.000%, 12/31/2009		3,224
			12,134
	U.S. Treasury Bills — 0.2%
1,830	0.071%, 1/14/2010 ☐O		1,830
	Total short-term investments
	(cost $13,964)		$13,964
	Total investments
	(cost $1,006,620) ▲	100.0%	$978,041
	Other assets and liabilities	—%	(245)
	Total net assets	100.0%	$977,796

The accompanying notes are an integral part of these financial statements.

8

Note:  Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At December 31, 2009, the cost of securities for federal income tax purposes was $1,034,826 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$209,670
Unrealized Depreciation	(266,455)
Net Unrealized Depreciation	$(56,785)

●	Currently non-income producing.

O	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☐	Security pledged as initial margin deposit for open futures contracts at December 31, 2009.

Futures Contracts Outstanding at December 31, 2009

				Unrealized
	Number of		Expiration	Appreciation/
Description	Contracts*	Position	Month	(Depreciation)
S&P 500 Index	53	Long	Mar 2010	$204

* The number of contracts does not omit 000’s.

Ì	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Investment Valuation Hierarchy Level Summary
December 31, 2009

	Total	Level 1	Level 2	Level 3
Assets:
Common Stocks ‡	$964,077	$964,077	$—	$—
Short-Term Investments	13,964	—	13,964	—
Total	$978,041	$964,077	$13,964	$—
Other Financial Instruments *	$204	$204	$—	$—

‡	The Fund has all or primarily all of these equity securities categorized in a single level. Refer to the Schedule of Investments for further industry breakout.

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

The accompanying notes are an integral part of these financial statements.

9

Hartford Series Fund, Inc.
Statement of Assets and Liabilities
December 31, 2009
(000’s Omitted)

Hartford
Index
HLS Fund
Assets:
Investments in securities, at market value @	$978,041
Cash	1
Receivables:
Investment securities sold	106
Fund shares sold	522
Dividends and interest	1,306
Total assets	979,976
Liabilities:
Payables:
Investment securities purchased	184
Fund shares redeemed	1,638
Variation margin	151
Investment management fees	27
Administrative fees	54
Distribution fees	11
Accrued expenses	115
Total liabilities	2,180
Net assets	$977,796
Summary of Net Assets:
Capital stock and paid-in-capital	$1,063,435
Accumulated undistributed net investment income	793
Accumulated net realized loss on investments and other financial instruments	(58,057)
Unrealized depreciation of investments and other financial instruments	(28,375)
Net assets	$977,796
Shares authorized	4,000,000
Par value	$0.001
Class IA: Net asset value per share	$23.22
Shares outstanding	34,961
Net assets	$811,634
Class IB: Net asset value per share	$23.12
Shares outstanding	7,187
Net assets	$166,162
@ Cost of securities	$1,006,620

The accompanying notes are an integral part of these financial statements.

10

Hartford Series Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2009
(000’s Omitted)

Hartford
Index
HLS Fund
Investment Income:
Dividends	$20,157
Interest	23
Total investment income, net	20,180
Expenses:
Investment management fees	859
Administrative service fees	1,718
Distribution fees — Class IB	351
Custodian fees	21
Accounting services fees	86
Board of Directors’ fees	20
Audit fees	24
Other expenses	246
Total expenses	3,325
Net investment income	16,855
Net Realized Loss on Investments and Other Financial Instruments:
Net realized loss on investments	(28,348)
Net realized gain on futures	3,750
Net Realized Loss on Investments and Other Financial Instruments	(24,598)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	211,673
Net unrealized appreciation of futures	24
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	211,697
Net Gain on Investments and Other Financial Instruments	187,099
Net Increase in Net Assets Resulting from Operations	$203,954

The accompanying notes are an integral part of these financial statements.

11

Hartford Series Fund, Inc.
Statements of Changes in Net Assets

(000’s Omitted)

	Hartford Index HLS Fund
	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Operations:
Net investment income	$16,855	$25,142
Net realized loss on investments and other financial instruments	(24,598)	(1,579)
Net unrealized appreciation (depreciation) of investments and other financial instruments	211,697	(576,370)
Net increase (decrease) in net assets resulting from operations	203,954	(552,807)
Distributions to Shareholders:
From net investment income
Class IA	(14,604)	(21,266)
Class IB	(2,610)	(3,640)
From net realized gain on investments
Class IA	(345)	(24,970)
Class IB	(68)	(4,911)
Total distributions	(17,627)	(54,787)
Capital Share Transactions:
Class IA
Sold	87,718	82,038
Issued on reinvestment of distributions	14,949	46,236
Redeemed	(164,810)	(292,603)
Total capital share transactions	(62,143)	(164,329)
Class IB
Sold	41,042	41,948
Issued on reinvestment of distributions	2,678	8,551
Redeemed	(46,203)	(85,275)
Total capital share transactions	(2,483)	(34,776)
Net decrease from capital share transactions	(64,626)	(199,105)
Net increase (decrease) in net assets	121,701	(806,699)
Net Assets:
Beginning of period	856,095	1,662,794
End of period	$977,796	$856,095
Accumulated undistributed (distribution in excess of) net investment income	$793	$1,442
Shares:
Class IA
Sold	4,675	3,273
Issued on reinvestment of distributions	658	2,143
Redeemed	(8,662)	(11,223)
Total share activity	(3,329)	(5,807)
Class IB
Sold	2,013	1,603
Issued on reinvestment of distributions	119	394
Redeemed	(2,330)	(3,274)
Total share activity	(198)	(1,277)

The accompanying notes are an integral part of these financial statements.

12

Hartford Index HLS Fund

Notes to Financial Statements
December 31, 2009
(000’s Omitted)

1.	Organization:

Hartford Index HLS Fund (the “Fund”) serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. The Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Hartford Series Fund, Inc. (the “Company”) is an open-end management investment company comprised of thirty-four portfolios, one portfolio of which is included in these financial statements.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is organized as a diversified open-end management investment company.

The Fund is divided into Class IA and Class IB shares. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to distribution fees charged pursuant to a Distribution and Service Plan. The Distribution and Service Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income — Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation — The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of stocks primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETF’s”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sales price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sales price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the security shall be taken to be the most recent mean between bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

13

Hartford Index HLS Fund

Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

Financial instruments for which prices are not available from an independent pricing service are valued using market quotations obtained from one or more dealers that make markets in securities in accordance with procedures established by the Fund’s Board of Directors.

Forward foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Forward foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investment. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 — Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETF’s, and rights and warrants.

•
Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the security. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and that are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are carried at amortized cost.

•
Level 3 — Significant unobservable inputs that are supported by little or no market activity. Level 3 includes financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended December 31, 2009, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

Refer to the Investment Valuation Hierarchy Level Summary found following the Schedule of Investments.

c)
Foreign Currency Transactions — Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Joint Trading Account — Pursuant to an exemptive order issued by the SEC, the Fund may transfer uninvested cash balances into a joint trading account managed by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements — A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of December 31, 2009.

f)
Indexed Securities — The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. As of December 31, 2009, the Fund had no investments in indexed securities.

14

g)
Fund Share Valuation and Dividend Distributions to Shareholders — Orders for the Fund’s shares are executed in accordance with the investment instructions of the contract holders or plan participants. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares received by an insurance company or plan prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received by an insurance company or plan after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and distribute realized capital gains, if any, at least once a year.

Distributions from net investment income, realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts footnote).

h)
Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Additional Derivative Instrument(s) Information

	Asset Derivatives		Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location		Statement of Assets and Liabilities Location
Equity contracts	Summary of Net Asset — Unrealized appreciation	$204

The volume of the derivative that is presented above in the Derivative Instrument table is consistent with derivative activity during the year ended December 31, 2009.

Realized Gain/Loss and change in Unrealized Appreciation (Depreciation) on Derivative Investments for the year ended December 31, 2009:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Equity contracts	$—	$—	$3,750	$—	$—	$3,750
Total	$—	$—	$3,750	$—	$—	$3,750

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Forward Currency Contracts	Swaps	Total
Equity contracts	$—	$—	$24	$—	$—	$24
Total	$—	$—	$24	$—	$—	$24

j)
Indemnifications — Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporate Law and the federal securities law. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures and Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Fund may invest in futures and options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange-traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of December 31, 2009.

15

Hartford Index HLS Fund

Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on a Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. As of December 31, 2009, there were no outstanding written options contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes — For federal income tax purposes, the Fund intends to continue to qualify as a RICs under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and gains prior to the next fiscal year end. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) — Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income (loss) or net realized gains (losses) were recorded by a Fund.

c)	Distributions and Components of Distributable Earnings — The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended			For the Year Ended
	December 31, 2009			December 31, 2008
	Ordinary Income	Long-Term Capital Gains(a)	Tax Return of Capital	Ordinary Income	Long-Term Capital Gains(a)	Tax Return of Capital
Hartford Index HLS Fund	$17,214	$413	$—	$25,681	$29,106	$—

(a) The Fund designates these distributions as long-term gain capital dividends per IRC code Sec. 852(b) (3) (C).

As of December 31, 2009, the components of distributable earnings on tax basis were as follows:

Total
	Undistributed	Undistributed	Accumulated	Unrealized	Accumulated
	Ordinary	Long-Term	Capital and	Appreciation	Earnings
	Income	Capital Gain	Other Losses*	(Depreciation)@	(Deficit)
Hartford Index HLS Fund	$793	$—	$(29,647)	$(56,785)	$(85,639)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

@
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sales losses, the mark-to-market adjustment for certain derivatives in accordance with IRC Sec. 1256, mark to market for Passive Foreign Investment Companies and basis differences in real estate investment trusts.

d)
Reclassification of Capital Accounts — The Fund may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Fund . The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2009, the Fund recorded the following reclassifications to increase (decrease) the accounts listed below.

16

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in-
	Income	Gain (Loss)	Capital
Hartford Index HLS Fund	$(290)	$290	$—

e)	Capital Loss Carryforward: — At December 31, 2009 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

	2010	2011	2012	2013	2014	2015	2016	2017	Total
Hartford Index HLS Fund	$—	$—	$—	$—	$—	$—	$—	$26,720	$26,720

As of December 31, 2008,  the Fund elected to defer the following post October losses as follows:

		Long-Term
	Ordinary Income	Capital Gain
Hartford Index HLS Fund	$—	$2,927

f)
Accounting for Uncertainty in Income Taxes — Management has evaluated all open tax years and has determined there is no impact to the Fund’s financial statements related to uncertain tax positions. Generally, tax authorities can examine all tax returns filed for the last three years.

5.	Expenses:

a)
Investment Management Agreement — HL Investment Advisors, LLC (“HL Advisors”), an indirect wholly-owned subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement for the Company. As investment manager, HL Advisors has overall investment supervisory responsibility for each Fund. In addition, HL Advisors provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund.

In addition, HL Advisors has contracted with Hartford Investment Management for the provision of day-to-day investment management services for Hartford Index HLS Fund in accordance with the Fund’s investment objectives and policies.

The Fund pays a fee to HL Advisors, a portion of which is used to compensate Hartford Investment Management, as applicable.

b)
Administrative Services Agreement — Under the Administrative Services Agreement between HLIC and the Fund, HLIC provides administrative services to the Fund and receives monthly compensation at the annual rate of 0.20% for the first $5 billion in average net assets, 0.18% of average net assets for the next $5 billion and 0.17% for average net assets over $10 billion. The Fund assumes and pays certain other expenses (including, but not limited to, accounting, custodian, state taxes and directors’ fees).

The schedule below reflect the rates of compensation paid to HL Advisors for investment management services and to HLIC for administrative services rendered during the year ended December 31, 2009; the rates are accrued daily and paid monthly.

Average Daily Net Assets	Annual Rate
On first $2 billion	0.300%
On next $3 billion	0.200%
On next $5 billion	0.180%
Over $10 billion	0.170%

c)
Accounting Services Agreement — Pursuant to the Fund Accounting Agreement between HLIC and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation of 0.010% of the Fund’s average daily net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

d)
Other Related Party Transactions — Certain officers of the Fund are directors and/or officers of HL Advisors, and/or The Hartford or its subsidiaries. For the year ended December 31, 2009, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. These fees are accrued daily and paid monthly.

e)
Operating Expenses — Allocable expenses incurred by the Fund are allocated to the Fund and allocated to classes within the Fund in proportion to the average daily net assets of each Fund and class, except where allocation of certain expenses are more fairly made directly to a specific class of the Fund or to specific classes within the Fund.

f)
Fees Paid Indirectly — The Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended December 31, 2009, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly.  Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
	December 31, 2009		December 31, 2008		December 31, 2007		December 31, 2006		December 31, 2005
	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB	Class IA	Class IB
Hartford Index HLS Fund	0.35%	0.60%	0.32%	0.57%	0.33%	0.58%	0.33%	0.58%	0.42%	0.67%

17

Hartford Index HLS Fund
Notes to Financial Statements — (continued)
December 31, 2009
(000’s Omitted)

g)
Distribution Plan for Class IB shares — The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class IB shares. Pursuant to the Distribution Plan, the Fund is authorized to compensate the Distributor, Hartford Securities Distribution Company, Inc. (a wholly owned, ultimate subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”)) from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares, subject to the Fund Board’s review and approval.

The Distribution Plan provides that the Fund may pay annually up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. The Board has the authority to suspend or reduce these payments at any point in time. Under the terms of the Distribution Plan and the principal underwriting agreement, the Fund is authorized to make payments monthly to the Distributor which may be used to pay or compensate entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. These fees are accrued daily and paid monthly.

h)
Payment from Affiliate — The Fund is available for purchase by the separate accounts of different variable universal life policies, variable annuity products, and funding agreements and it is offered directly to certain qualified retirement plans (collectively “Products”). Although existing Products contain transfer restrictions, some Products, particularly older variable annuity products, do not contain restrictions on the frequency of transfers. In addition, as the result of the settlement of litigation against Hartford Life, Inc. (“Hartford Life”) (the issuers of such variable annuity products), the Fund’s ability to restrict transfers by certain owners of older variable annuity products was limited. During 2006, these annuity owners surrendered the older variable annuity contracts that were the subject of prior litigation. In February 2005, Hartford Life agreed with the Board of Directors of the Fund to indemnify the Fund for any material harm caused to the Fund from frequent trading by these contracts owners.

The total return in the accompanying financial highlights includes the impact of the payment from affiliate. Had the payment from affiliate for unrestricted transfers been excluded, the impact on total return for the year ended December 31, 2006, would have been 0.01% for Classes IA and IB.

6.	Investment Transactions:

For the year ended December 31, 2009, aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases	Sales Proceeds
	Excluding	Excluding
	U.S. Government	U.S. Government
	Obligations	Obligations
Hartford Index HLS Fund	$48,024	$99,385

7.	Line of Credit:

The Fund participates in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the Fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all Funds participating in the line of credit based on average net assets of the Funds. During the year ended December 31, 2009, the Fund did not have any borrowings under this facility.

8.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

9.	Subsequent Events:

Management has evaluated subsequent events through February 18, 2010, the date of issuance of the Fund’s financial statements, and has determined that no additional items require recording or disclosure.

18

Hartford Series Fund, Inc.

Financial Highlights

	— Selected Per-Share Data (a) —								— Ratios and Supplemental Data —
	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (b)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets Before Waivers (c)	Ratio of Expenses to Average Net Assets After Waivers (c)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (d)
Hartford Index HLS Fund
For the Year Ended December 31, 2009
Class IA	$18.75	$0.42	$—	$4.48	$4.90	$(0.42)	$(0.01)	$—	$(0.43)	$4.47	$23.22	26.15%	$811,634	0.35%	0.35%	2.00%	6%
Class IB	18.69	0.35	—	4.46	4.81	(0.37)	(0.01)	—	(0.38)	4.43	23.12	25.81	166,162	0.60	0.60	1.75	—
For the Year Ended December 31, 2008
Class IA	31.54	0.59	—	(12.16)	(11.57)	(0.58)	(0.64)	—	(1.22)	(12.79)	18.75	(37.11)	718,081	0.32	0.32	2.02	4
Class IB	31.40	0.51	—	(12.07)	(11.56)	(0.51)	(0.64)	—	(1.15)	(12.71)	18.69	(37.27)	138,014	0.57	0.57	1.77	—
For the Year Ended December 31, 2007
Class IA	32.36	0.59	—	1.07	1.66	(0.57)	(1.91)	—	(2.48)	(0.82)	31.54	5.20	1,390,827	0.33	0.33	1.61	4
Class IB	32.22	0.48	—	1.09	1.57	(0.48)	(1.91)	—	(2.39)	(0.82)	31.40	4.94	271,967	0.58	0.58	1.36	—
For the Year Ended December 31, 2006
Class IA	31.97	0.56	—	4.05	4.61	(0.56)	(3.66)	—	(4.22)	0.39	32.36	15.46 (e)	1,598,176	0.42	0.33	1.60	4
Class IB	31.84	0.44	—	4.06	4.50	(0.46)	(3.66)	—	(4.12)	0.38	32.22	15.17 (e)	276,850	0.67	0.58	1.36	—
For the Year Ended December 31, 2005
Class IA	32.17	0.51	—	0.90	1.41	(0.61)	(1.00)	—	(1.61)	(0.20)	31.97	4.50	1,701,424	0.42	0.42	1.46	5
Class IB	32.02	0.40	—	0.93	1.33	(0.51)	(1.00)	—	(1.51)	(0.18)	31.84	4.24	263,579	0.67	0.67	1.21	—

(a)	Information presented relates to a share outstanding throughout the indicated period.
(b)
The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(c)	Ratios do not reflect reductions for fees paid indirectly. Please see Fees Paid Indirectly in the Notes to Financial Statements.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found in Expenses in the accompanying Notes to Financial Statements.

19

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Hartford Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hartford Index HLS Fund (one of the thirty-four portfolios constituting Hartford Series Fund, Inc. (the Funds)) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Index HLS Fund of Hartford Series Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 18, 2010

20

Hartford Series Fund, Inc.

Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Funds pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Funds’ directors, as noted in the chart below, are “interested” persons of the Funds. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., The Hartford Income Shares Fund, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of December 31, 2009, collectively consist of 93 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to Hartford Series Fund, Inc. (“SF”), and Hartford HLS Series Fund II, Inc. (“SF2”), principal occupation, and, for directors, other directorships held. The Funds’ statement of additional information contains further information on the directors and is available free of charge by calling 1-800-862-6668 or writing to Hartford HLS Funds, c/o Individual Annuity Services, P.O. Box 5085, Hartford, CT 06102-5085.

Information on the aggregate remuneration paid to the directors of the Funds can be found in the Statement of Operations herein. The Funds pay to The Hartford a portion of the chief compliance officer’s compensation, but do not pay salaries or compensation to any of their other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm. Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund.

Robert M. Gavin, Jr. (1940) Director since 2002 (SF) and 1986 (SF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (SF) and 2002 (SF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. He has served for over thirty years as a financial services executive in banking, venture capital and private equity.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008-2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995-2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July, 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (SF) and 2000 (SF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998-2006. Previously he was an endowed professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000-July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

Lowndes A. Smith (1939) Director since 1996 (SF) and 2002 (SF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

21

Hartford Series Fund, Inc

Directors and Officers (Unaudited) — (continued)

John C. Walters* (1962) Director since 2008
Mr. Walters currently serves as President, Chief Executive Officer and Director for Hartford Life, Inc. (“HL, Inc.”). Mr. Walters also serves as President, Chairman of the Board, Chief Executive Officer and Director for Hartford Life Insurance Company (“Hartford Life”), and as Executive Vice President of The Hartford Financial Services Group, Inc. (“The Hartford”). In addition, Mr. Walters is Manager of HL Investment Advisors, LLC (“HL Advisors”). Mr. Walters previously served as Co-Chief Operating Officer of Hartford Life (2007-2008), and as President of the U.S. Wealth Management Division of HL, Inc. (2006-2007). Mr. Walters joined Hartford Life in April 2000 from First Union Securities, the brokerage subsidiary of First Union Corp. * Mr. Walters previously served as President and Chief Executive Officer of the Funds (2007-2009).

Other Officers

Robert M. Arena, Jr. (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), President, Chief Executive Officer and Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and President, Chief Executive Officer and Manager of HL Advisors. Prior to joining The Hartford in 2004, he was Senior Vice President in charge of Product Management for American Skandia/Prudential in the individual annuities division.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (SF) 1993 (SF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Thomas D. Jones, III (1965) Vice President and Chief Compliance Officer since 2006
Mr. Jones serves as Chief Compliance Officer for the Hartford Mutual Funds and Vice President and Director of Securities Compliance for The Hartford. He is also Vice President of HIFSCO, HL Advisors, and Hartford Life. Mr. Jones joined The Hartford in 2006 from SEI Investments, where he served as Chief Compliance Officer for its mutual funds and investment advisers. Prior to joining SEI, Mr. Jones was First Vice President and Compliance Director for Merrill Lynch Investment Managers (Americas) (“MLIM”), where he worked from 1992-2004. At MLIM, Mr. Jones was responsible for the compliance oversight of various investment products, including mutual funds, wrap accounts, institutional accounts and alternative investments.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer, Secretary and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Prior to joining The Hartford in 2005, Mr. Macdonald was Chief Counsel, Investment Management for Prudential Financial (formerly American Skandia Investment Services, Inc.). He joined Prudential in April 1999.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004 from MassMutual which he joined in 1987.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

22

Hartford Series Fund, Inc.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING
POLICIES AND PROXY VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and a record of how the Funds voted any proxies for the twelve month period ended June 30, 2009 is available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available (1) without charge, upon request, by calling 800-862-6668 and (2) on the Securities and Exchange Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

23

Hartford Series Fund, Inc.

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of June 30, 2009 through December 31, 2009.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

			Expenses paid			Expenses paid
		Ending	during the period		Ending	during the period		Days	Days
	Beginning	Account Value	June 30, 2009	Beginning	Account Value	June 30, 2009	Annualized	in the	in the
	Account Value	December 31,	through	Account Value	December 31,	through	expense	current	full
	June 30, 2009	2009	December 31, 2009	June 30, 2009	2009	December 31, 2009	ratio	1/2 year	year
Hartford Index HLS Fund
Class IA	$1,000.00	$1,222.48	$1.96	$1,000.00	$1,022.42	$1.78	0.35%	184	365
Class IB	$1,000.00	$1,222.20	$3.36	$1,000.00	$1,022.18	$3.06	0.60%	184	365

24

Hartford Series Fund, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (“Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements after an initial two year period. At a meeting held on August 4-5, 2009, the Board of Directors (the “Board”) of the Funds, including each of the Independent Directors, unanimously voted to approve the investment management agreement for the Hartford Index HLS Fund (“Fund”) with HL Investment Advisors, LLC (“HL Advisors”), and the investment sub-advisory agreement between HL Advisors and Hartford Investment Management Company (“Hartford Investment Management”), (“Subadviser,” and together with HL Advisors, “Advisers”) (collectively, the “Agreements”).(1)

In the months preceding the August 4-5, 2009 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 23-24, 2009 and August 4-5, 2009. Information provided to the Board at its meetings throughout the year, included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by officers of the Fund and representatives of HL Advisors at the Board’s meetings on June 23-24, 2009 and August 4-5, 2009 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. In this regard, the Board considered information provided to it by HL Advisors concerning the Agreements, which were amended and restated to more completely reflect the services provided to the Fund. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

(1) The Fund has entered into an investment management agreement with HL Advisors for investment advisory services, and a separate administrative agreement with Hartford Life Insurance Company (“Hartford Life”), under which Hartford Life provides certain administrative services to the Fund. The Board considered the fees payable under both agreements in the aggregate.

25

Hartford Series Fund, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

With respect to HL Advisors, the Board noted that under the Agreements, HL Advisors is responsible for the management of the Fund, including overseeing fund operations and service providers, and that it or Hartford Life provides administrative services to the Fund, as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-advisers. The Board considered HL Advisors constant monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up, and its experiences with HL Advisors and Hartford Life, with respect to each of these services. The Board considered that HL Advisors or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Fund and its shareholders by HL Advisors’ affiliates.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its ability to attract and retain qualified investment professionals, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HL Advisors and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HL Advisors’ analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate universe of peer funds.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Funds’ portfolios, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record. The Board evaluated each Adviser’s analysis of the Fund’s performance for these time periods, with specific attention to information indicating any underperformance of the Fund relative to a peer group or benchmark for specific time periods, and the causes for such underperformance. In evaluating the performance of the Fund, the Board also considered whether the Fund had been in operation for a sufficient time period to establish a meaningful performance track record. The Board also noted HL Advisors’ initiatives over the course of the year to improve Fund performance.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HL Advisors’ and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability

The Board reviewed information regarding HL Advisors’ cost to provide investment management and related services to the Fund and HL Advisors’ profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HL Advisors and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund.

The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board noted that the fees payable to Hartford Investment Management are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for HL Advisors and Hartford Investment Management were considered in the aggregate. The Board considered the Consultant’s review of the profitability calculations utilized by HL Advisors in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

26

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HL Advisors and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HL Advisors and the Sub-adviser relating to the management fees and total operating expenses for the Fund. The Board also reviewed written materials from Lipper providing comparative information about the Fund’s management fees and total expense ratios relative to those of peer groups. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s fees and expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management fees and total operating expenses.

Based on these considerations, and the information about quality of services, profitability, economies of scale, and other matters discussed, the Board concluded that the Fund’s fees and total operating expenses are reasonable.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HL Advisors, the Board considered representations from HL Advisors that it is difficult to anticipate whether and the extent to which economies may be realized by HL Advisors as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HL Advisors, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at their current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund, including the role of the Fund in supporting the variable life insurance and variable annuity products offered by The Hartford. The Board reviewed information noting that Hartford Life, an affiliate of HL Advisors, receives fees from the Fund for providing certain administrative services for the Fund, and that Hartford Life also receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services.

The Board also considered that Hartford Investor Services Company, LLC (“HISC”), the Funds’ transfer agent and an affiliate of HL Advisors, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HISC. The Board considered information provided by HL Advisors indicating that the fees charged by HISC to the Fund are reasonable and in line with industry standards.

The Board also considered that Hartford Securities Distribution Company, Inc. as principal underwriter of the Fund receives 12b-1 fees from the Fund. The Board also noted that certain affiliates of HL Advisors distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its proposed use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HL Advisors and the Sub-adviser that the Sub-adviser would not be making revenue-sharing or other payments to HL Advisors or its affiliates in connection with the distribution of the Fund.

27

Hartford Series Fund, Inc.

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) — (continued)

The Board considered the benefits to shareholders of being part of The Hartford family of funds. The Board considered HL Advisors’ efforts to provide investors in the family with a broad range of investment styles and asset classes.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

28

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert.  Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: $630,800 for the fiscal year ended December 31, 2008; $629,950 for the fiscal year ended December 31, 2009.

(b)
Audit Related Fees: $150,920 for the fiscal year ended December 31, 2008; $141,100 for the fiscal year ended December 31, 2009.  Audit-related services principally in connection with SEC Rule 17Ad-13 report.

(c)	Tax Fees: $155,799 for the fiscal year ended December 31, 2008; $146,243 for the fiscal year ended December 31, 2009.

(d)	All Other Fees: $0 for the fiscal year ended December 31, 2008; $0 for the fiscal year ended December 31, 2009.

(e)	(1) A copy of the Audit Committee’s pre-approval policies and procedures is attached as an exhibit.

(e)
(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)
None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended December 31, 2009, were attributed to work performed by persons other than the principal accountant's full-time employees.

(g)	Non-Audit Fees: $915,498 for the fiscal year ended December 31, 2008; $1,225,170 for the fiscal year ended December 31, 2009.

(h)
The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Registrant has a separately designated standing Audit Committee comprised of the independent directors listed below:

Robert M. Gavin
Sandra S. Jaffee
William P. Johnston
Phillip O. Peterson

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

12(a)(1)	Code of Ethics

12(a)(2)	Audit Committee Pre-Approval Policies and Procedures

12(a)(3)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD SERIES FUND, INC.

Date: February 12, 2010	By: /s/ Robert M. Arena, Jr. Robert M. Arena, Jr. Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 12, 2010	By: /s/ Robert M. Arena, Jr. Robert M. Arena, Jr. Its: President

Date: February 12, 2010	By: /s/ Tamara L. Fagely Tamara L. Fagely Its: Vice President, Controller and Treasurer

EXHIBIT LIST

12(a)(1)	Code of Ethics

12(a)(2)	Audit Committee Pre-Approval Policies and Procedures

99.CERT	12(a)(3)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	12(b)	Section 906 certification of principal executive officer and principal financial officer